UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

LiveRamp Holdings, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION, DATED JUNE 24, 2026
LiveRamp Holdings, Inc.
225 Bush Street, Seventeenth Floor
San Francisco, California 94104
[      ], 2026
TO THE STOCKHOLDERS OF LIVERAMP HOLDINGS, INC.:
On May 16, 2026, LiveRamp Holdings, Inc., a Delaware corporation (“LiveRamp” or the “Company”), entered into an Agreement and Plan of Merger (as it may be amended or supplemented from time to time, the “Merger Agreement”) by and among LiveRamp, MMS USA Holdings, Inc., a Delaware corporation (“Parent”), Covey Merger Sub, Inc., a Delaware corporation and a wholly owned direct Subsidiary of Parent (“Merger Sub”), and, solely for the purposes of Section 10.14 of the Merger Agreement, Publicis Groupe S.A., a French société anonyme (“Publicis”), pursuant to which LiveRamp will be acquired by Parent. A summary of the Merger Agreement is included in the proxy statement accompanying this letter under the section entitled “The Merger Agreement”.
The acquisition will be completed by merging Merger Sub, with and into LiveRamp (the “Merger”) with LiveRamp surviving the merger to become a wholly owned direct subsidiary of Parent (the “Surviving Company”). If the Merger is completed, each share of Company common stock, par value $0.10 per share (“Common Stock”), issued and outstanding immediately prior to the effective time of the Merger (the “Effective Time”) (other than any (i) Common Stock owned by stockholders that have properly perfected their rights of appraisal within the meaning of Section 262 of the Delaware General Corporation Law (the “DGCL”), (ii) Common Stock owned or held in treasury by LiveRamp, Parent or Merger Sub and (iii) Common Stock owned by any direct or indirect wholly owned subsidiary of Parent (other than Merger Sub) or of the Company) will be converted into the right to receive $38.50 in cash, without interest.
After careful consideration, the board of directors of LiveRamp (the “Board”) unanimously (i) determined that the terms of the Merger Agreement and the transactions contemplated thereby, including the Merger (the “Transactions”), are fair to, and in the best interests of, the Company and its stockholders, (ii) determined that it is in the best interests of the Company and its stockholders and declared it advisable to enter into the Merger Agreement, (iii) approved the execution and delivery of the Merger Agreement by the Company, the performance by the Company of its covenants and agreements contained therein and the consummation of the Merger and the other transactions contemplated by the Merger Agreement upon the terms and subject to the conditions contained therein, and (iv) resolved to recommend that the stockholders of the Company adopt the Merger Agreement and approve the Transactions contemplated thereby, including the Merger.
We will hold a special meeting of stockholders in lieu of an annual meeting (the “Special Meeting”) on [      ], 2026 at [      ] (Pacific Time) (unless the Special Meeting is adjourned or postponed), via the internet at www.virtualshareholdermeeting.com/RAMP2026. Please note you will not be able to attend the Special Meeting physically in person.
At the Special Meeting, LiveRamp stockholders will be asked to consider and vote on (1) the proposal to adopt the Merger Agreement (the “Merger Agreement Proposal”), (2) the proposal to adjourn the Special Meeting, and any adjourned session of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement Proposal, (3) the proposal to elect as directors the three nominees named in the attached proxy statement for a three-year term expiring in 2029, (4) the proposal to approve an increase in the number of shares available for issuance under the Company’s Amended and Restated 2005 Equity Compensation Plan (the “2005 Plan”), (5) the proposal to approve, on an advisory (non-binding) basis, the compensation of our named executive officers, (6) the proposal to ratify the selection of KPMG LLP as the Company’s independent registered public accountant for fiscal year 2027, (7) the proposal to approve, on an advisory (non-binding) basis, the compensation that may be paid or become payable to LiveRamp’s named executive officers that is based on or otherwise relates to the Merger and (8) any other business that may properly come before the Special Meeting or any postponement or adjournment thereof. The Board recommends that LiveRamp stockholders vote “FOR” each of the proposals to be considered at the Special Meeting.
Your vote is very important, regardless of the number of shares of Common Stock that you own. Because LiveRamp stockholders cannot take any action at the Special Meeting unless a majority of the shares of Common Stock outstanding and entitled to vote thereat is represented, it is important that you attend the Special Meeting virtually or are represented by proxy at the Special Meeting. The Merger cannot be completed unless the Merger Agreement Proposal is approved by the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the outstanding shares of Common Stock entitled to vote thereon. Whether or not you plan to attend the
LiveRamp Holdings, Inc. Notice of 2026 Special Meeting and Proxy Statement

Special Meeting virtually, please complete, date, sign and return, as promptly as possible, the enclosed proxy card in the accompanying postage-prepaid reply envelope, or submit your proxy by telephone or the internet. If your shares of Common Stock are held in “street name” by your bank, broker or other nominee, your bank, broker or other nominee will be unable to vote your shares of Common Stock without instructions from you. You should instruct your bank, broker or other nominee to vote your shares of Common Stock in accordance with the procedures provided by your bank, broker or other nominee. If your shares of Common Stock are held in your name and you fail to return your proxy card, submit your proxy by telephone or via the internet or vote virtually at the Special Meeting, or if your shares of Common Stock are held in “street name” by your bank, broker or other nominee and you fail to instruct your bank, broker or other nominee to vote your shares of Common Stock, then this will have the same effect as a vote “AGAINST” the Merger Agreement Proposal.
If the Merger is completed, LiveRamp stockholders who do not vote in favor of the Merger Agreement Proposal, who duly demand appraisal in writing to LiveRamp prior to the Special Meeting and comply with all applicable requirements of Delaware law will be entitled to rights of appraisal to obtain the fair value of their shares of Common Stock.
You have the right to revoke a proxy at any time prior to the taking of the vote at the Special Meeting. You may revoke your proxy prior to the taking of the vote at the Special Meeting by submitting a new proxy to vote your shares of Common Stock over the internet or by telephone (only your latest internet or telephone proxy is counted), by signing a later-dated new proxy and mailing it, in each case, in accordance with the instructions on the enclosed proxy card or by sending a written revocation of your proxy to LiveRamp prior to the Special Meeting. In addition, you may revoke your proxy by attending the Special Meeting and voting your shares of Common Stock via the virtual meeting website; however, attending the Special Meeting alone will not revoke your written, internet or telephone proxy, as the case may be, unless you specifically request revocation or vote your shares of Common Stock via the virtual meeting website during the Special Meeting. The accompanying proxy statement provides you with detailed information about the Special Meeting, the Merger Agreement and the Merger. A copy of the Merger Agreement is attached as Annex A to the accompanying proxy statement. We encourage you to read the entire proxy statement, and its annexes, including the Merger Agreement, carefully. You may also obtain additional information about LiveRamp from documents we have filed with the U.S. Securities and Exchange Commission (the “SEC”). We recommend that you review the section entitled “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended March 31, 2026, which is incorporated by reference into the proxy statement.
If you have any questions or need assistance voting your shares of Common Stock, please contact our proxy solicitor, Innisfree M&A Incorporated, at (877) 750-0625 (toll-free) or (212) 750-5833 (banks and brokers).
We hope that you will participate in the Special Meeting because your vote is important. Thank you for your consideration of this matter and your confidence in LiveRamp.
Sincerely,
Jerry C. Jones
Executive Vice President, Chief Ethics and Legal Officer and Secretary
NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE MERGER, PASSED UPON THE MERITS OR FAIRNESS OF THE MERGER AGREEMENT OR THE TRANSACTIONS CONTEMPLATED THEREBY, INCLUDING THE MERGER, OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE INFORMATION CONTAINED IN THE ACCOMPANYING PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
The accompanying proxy statement is dated [      ], 2026, and, together with the enclosed form of proxy, is first being mailed to LiveRamp stockholders on or about [      ], 2026.

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

DATE & TIME	[ ], 2026 at [ ] (Pacific Time)

PLACE

The special meeting of stockholders in lieu of our annual meeting (the “Special Meeting”) of LiveRamp Holdings, Inc. (“LiveRamp”) will be held virtually via the internet at www.virtualshareholdermeeting.com/RAMP2026. You will not be able to attend the Special Meeting in person.

ITEMS OF BUSINESS

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To consider and vote on a proposal to adopt the Agreement and Plan of Merger (as it may be amended or supplemented from time to time, the “Merger Agreement”), dated May 16, 2026, by and among LiveRamp, MMS USA Holdings, Inc. (“Parent”), Covey Merger Sub, Inc., a wholly owned direct subsidiary of Parent (“Merger Sub”), and solely for the purposes of Section 10.14 of the Merger Agreement, Publicis Groupe S.A. (“Publicis”), a copy of which is included as Annex A to the proxy statement of which this notice forms a part, and pursuant to which Merger Sub will be merged with and into LiveRamp, with LiveRamp surviving the Merger as a wholly owned direct subsidiary of Parent (the “Merger”, and such proposal the “Merger Agreement Proposal”);

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To approve the proposal to adjourn the Special Meeting, and any adjourned session of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement Proposal (the “Adjournment Proposal”);

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To elect as directors the three nominees named in the attached proxy statement for a three-year term expiring in 2029 (the “Director Election Proposal”);

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To approve an increase in the number of shares available for issuance under LiveRamp’s Amended and Restated 2005 Equity Compensation Plan (the “2005 Plan”) (the “Share Increase Proposal”);

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To approve, on an advisory (non-binding) basis, the compensation of our named executive officers (the “Say-On-Pay Proposal”);

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To ratify the selection of KPMG LLP as the Company’s independent registered public accountant for fiscal year 2027 (the “Auditor Ratification Proposal”);

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To consider and vote on a proposal to approve, on an advisory (non-binding) basis, the compensation that may be paid or become payable to LiveRamp’s named executive officers that is based on or otherwise relates to the Merger (the “Merger Compensation Proposal”); and

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To transact any other business that may properly come before the Special Meeting or any postponement or adjournment thereof.

RECORD DATE	Holders of the Company’s common stock of record at the close of business on [ ], 2026 (the “Record Date”) are entitled to vote during the Special Meeting or any postponement or adjournment thereof.

VOTING BY PROXY

The board of directors (the “Board”) of LiveRamp is soliciting your proxy to assure that a quorum is present and that your shares of our common stock, par value $0.10 per share (“Common Stock”), are represented and voted at the Special Meeting. For information on submitting your proxy over the internet, by telephone or by mailing back the enclosed proxy card (no extra postage is needed for the provided envelope if mailed in the United States), please see the attached proxy statement and enclosed proxy card. If you later decide to vote at the Special Meeting, information on revoking your proxy prior to the Special Meeting is also provided.

LiveRamp Holdings, Inc. Notice of 2026 Special Meeting and Proxy Statement

VOTING DURING THE MEETING

If you are a stockholder of record and wish to attend the Special Meeting and vote via the internet, you will be able to attend and vote via the internet at www.virtualshareholdermeeting.com/RAMP2026, where you may submit your questions during the Special Meeting.
If your shares of Common Stock are held by a broker, bank or other nominee, you must instruct the broker, bank or other nominee how to vote your shares of Common Stock or obtain a proxy, executed in your favor, from that record holder giving you the right to vote your shares of Common Stock at the Special Meeting.

RECOMMENDATIONS
The Board recommends that you vote:
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“FOR” the Merger Agreement Proposal;

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“FOR” the Adjournment Proposal, if necessary;

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“FOR” each director nominee included in the Director Election Proposal;

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“FOR” the Share Increase Proposal;

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“FOR” the Say-On-Pay Proposal;

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“FOR” the Auditor Ratification Proposal; and

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“FOR” the Merger Compensation Proposal.

YOUR VOTE IS VERY IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING VIA THE MEETING WEBSITE, PLEASE VOTE OVER THE INTERNET OR BY CALLING THE TELEPHONE NUMBER USING THE INSTRUCTIONS ON YOUR PROXY CARD OR COMPLETE, DATE, SIGN AND RETURN YOUR PROXY CARD AS PROMPTLY AS POSSIBLE. IF YOU ATTEND THE SPECIAL MEETING AND WISH TO VOTE YOUR SHARES OF COMMON STOCK PERSONALLY VIA THE MEETING WEBSITE, YOUR VOTE AT THE SPECIAL MEETING WILL REVOKE ANY PROXY PREVIOUSLY SUBMITTED BY YOU.
Your proxy may be revoked at any time before the vote at the Special Meeting, or any adjournment or postponement thereof, by following the procedures outlined in the accompanying proxy statement.
The proxy statement of which this notice forms a part provides a detailed description of the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement. We urge you to read the proxy statement, including any documents incorporated by reference, and its annexes carefully and in their entirety. If you have any questions concerning the Merger or the proxy statement, would like additional copies of the proxy statement, or need help voting your shares of Common Stock, please contact LiveRamp’s proxy solicitor:
Innisfree M&A Incorporated
500 Fifth Avenue, 21st floor
New York, New York 10110
Stockholders may call toll-free: (877) 750-0625
Banks and brokers may call collect: (212) 750-5833
By order of the Board of Directors
Jerry C. Jones
Executive Vice President, Chief Ethics and Legal Officer and Secretary
[       ], 2026

LiveRamp Holdings, Inc. Notice of 2026 Special Meeting and Proxy Statement

LiveRamp Holdings, Inc. Notice of 2026 Special Meeting and Proxy Statement

Page
Where You Can Find More Information	166
Other Matters	167
Annex Index
LiveRamp Holdings, Inc. Notice of 2026 Special Meeting and Proxy Statement

SUMMARY

This summary highlights information contained elsewhere in this proxy statement and may not contain all the information that is important to you with respect to the Merger. We urge you to read carefully the remainder of this proxy statement, including the attached annexes, and the other documents to which we have referred you. For additional information on LiveRamp included in documents incorporated by reference into this proxy statement, see the section entitled “Where You Can Find More Information” beginning on page [  ] of this proxy statement. We have included page references in this summary to direct you to a more complete description of the topics presented below.
Unless otherwise indicated or as the context otherwise requires, all references to “LiveRamp”, the “Company”, “we”, “us”, or “our” in this proxy statement refer to LiveRamp Holdings, Inc., a Delaware corporation; all references to “Parent” refer to MMS USA Holdings, Inc., a Delaware corporation and a wholly owned subsidiary of Publicis (as defined below); all references to “Publicis” refer to Publicis Groupe S.A., a French société anonyme; all references to “Merger Sub” refer to Covey Merger Sub, Inc., a Delaware corporation and a wholly owned direct subsidiary of Parent; all references to “Common Stock” refer to the common stock, par value $0.10 per share, of LiveRamp; all references to the “Board” refer to the board of directors of LiveRamp; all references to the “Merger” refer to the proposed merger of Merger Sub with and into LiveRamp, with LiveRamp surviving as a wholly owned direct subsidiary of Parent; all references to the “Merger Agreement” refer to the Agreement and Plan of Merger, dated as of May 16, 2026, as it may be amended or supplemented from time to time, by and among LiveRamp, Parent, Merger Sub, and solely for the purposes of Section 10.14 of the Merger Agreement, Publicis, a copy of which is included as Annex A to this proxy statement; LiveRamp, following the completion of the Merger, is sometimes referred to in this proxy statement as the “Surviving Company.”
Parties to the Merger
LiveRamp (see page [  ])
LiveRamp is a leading data collaboration technology company, empowering marketers and media owners to deliver and measure marketing performance everywhere it matters. LiveRamp’s data collaboration network seamlessly unites data across advertisers, ad tech platforms, publishers, data providers, and commerce media networks — unlocking insights that deliver transformational consumer experiences, and drive measurable business outcomes. As consumers embrace artificial intelligence (“AI”) powered experiences, the LiveRamp data collaboration network expands the breadth and accuracy of the data on which marketing AI capabilities operate. Our platform is engineered for AI agent accessibility, facilitating autonomous data collaboration between the specialized AI agents utilized by our customers and partners and our networked platform. Built on a foundation of strict neutrality, interoperability, and global scale, LiveRamp enables organizations to maximize the value of their data while accelerating business growth.
LiveRamp is a Delaware corporation headquartered in San Francisco, California. Our Common Stock is listed on the New York Stock Exchange (“NYSE”) under the symbol “RAMP.” We serve a global customer base from locations in the United States, Europe, and the Asia-Pacific (“APAC”) region. Our direct customer list includes many of the world’s best-known and most innovative brands across most major industry verticals, including but not limited to financial, insurance and investment services, information systems, direct marketing, retail, automotive, telecommunications, technology, consumer packaged goods, media, healthcare, travel and hospitality, entertainment and non-profit. We serve thousands of additional companies through our expansive partner ecosystem, unlocking access to unique customer moments and creating powerful network effects. LiveRamp’s principal place of business is 225 Bush Street, Seventeenth Floor, San Francisco, CA 94104, and its telephone number is (888) 987-6764.
Publicis (see page [  ])
Publicis [Euronext Paris FR0000130577, CAC 40] is a global leader in communication. Publicis is positioned at every step of the value chain, from consulting to execution, combining marketing transformation and digital business transformation. Publicis is a privileged partner in its clients’ transformation to enhance personalization at scale. Publicis relies on ten expertise concentrated within four main activities: Communication, Media, Data and Technology. Through a unified and fluid organization, its clients have a facilitated access to all its expertise in every market. Present in over 100 countries, Publicis employs around 114,000 professionals. Publicis’s principal place of business is Publicis Groupe S.A. 133, avenue des Champs-Élysées Paris, France 75008 and its telephone number is +33 (0) 1 44 43 70 00.

SUMMARY
Parent (see page [  ])
Parent is the parent of Merger Sub and a wholly owned subsidiary of Publicis. Parent’s principal place of business is 375 Hudson Street, New York, NY 10014 and its telephone number is (212) 279-5550.
Merger Sub (see page [  ])
Merger Sub is a wholly owned direct subsidiary of Parent and has not engaged in any business or operations or incurred any liabilities or obligations, except for those activities incidental to its formation and the transactions contemplated by the Merger Agreement. Upon consummation of the Merger, Merger Sub will be merged with and into LiveRamp and will cease to exist, with LiveRamp surviving the Merger as a wholly owned subsidiary of Parent. Merger Sub’s principal executive offices are maintained at 375 Hudson Street, New York, NY 10014 and its telephone number is (212) 279-5550.
The Special Meeting
Date, Time and Place of the Special Meeting (see page [  ])
The Special Meeting of stockholders of LiveRamp is scheduled to be held on [      ], 2026 beginning at [      ] (Pacific Time), via the internet at www.virtualshareholdermeeting.com/RAMP2026 (the “virtual meeting website”). At the Special Meeting, stockholders who owned shares of Common Stock as of the Record Date will be able to attend and vote via the internet by logging in to the virtual meeting website. Whether or not you plan to attend the Special Meeting, we urge you to vote and submit your proxy in advance of the Special Meeting by one of the methods described in these proxy materials. You will not be able to attend the Special Meeting in-person.
Purpose of the Special Meeting
The Special Meeting is being held in order to consider and vote on the following proposals:
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The Merger Agreement Proposal — to adopt the Merger Agreement;

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The Adjournment Proposal — to approve the adjournment of the Special Meeting, and any adjourned session of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to approve the Merger Agreement Proposal;

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The Director Election Proposal — to elect as directors the three nominees named in the attached proxy statement for a three-year term expiring in 2029;

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The Share Increase Proposal — to approve an increase in the number of shares available for issuance under the 2005 Plan;

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The Say-On-Pay Proposal — to approve, on an advisory (non-binding) basis, the compensation of our named executive officers;

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The Auditor Ratification Proposal — to ratify the selection of KPMG LLP as the Company’s independent registered public accountant for fiscal year 2027;

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The Merger Compensation Proposal — to approve, on an advisory (non-binding) basis, the compensation that may be paid or become payable to LiveRamp’s named executive officers that is based on or otherwise relates to the Merger; and

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Other Transactions — to transact any other business that may properly come before the Special Meeting or any postponement or adjournment thereof.

Record Date; Stockholders Entitled to Vote (see page [  ])
Only holders of record of Common Stock at the close of business on [  ], 2026, the Record Date, will be entitled to notice of, and to vote at, the Special Meeting or any adjournments or postponements of the Special Meeting. At the close of business on the Record Date, [    ] shares of Common Stock were issued and outstanding. The holders of Common Stock will have one vote for each share of Common Stock they owned as of the close of business on the Record Date.
LiveRamp Holdings, Inc. Notice of 2026 Special Meeting and Proxy Statement   2

Quorum (see page [  ])
A quorum of stockholders is necessary to hold a valid meeting. The presence virtually via the internet or by proxy of the holders of a majority of the Common Stock issued and outstanding as of the Record Date is required to establish a quorum at the Special Meeting. If a quorum is established, each holder of Common Stock shall be entitled to one vote on each of the matters presented at the Special Meeting for each share of Common Stock outstanding in his or her name on the Record Date. If a quorum is not present at any meeting of stockholders, the stockholders entitled to vote at such meeting, present virtually via the internet or represented by proxy, may adjourn the meeting from time to time (without notice other than announcement at the meeting) until a quorum is present.
Required Vote (see page [  ])
Approval of the Merger Agreement Proposal requires the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the outstanding shares of Common Stock entitled to vote thereon. Assuming a quorum, abstentions and broker non-votes will have the same effect as a vote “AGAINST” the Merger Agreement Proposal. Pursuant to the Merger Agreement, such approval is a condition to the consummation of the Merger.
Election of each nominee included in the Director Election Proposal requires the majority of votes cast for each nominee. In an uncontested election, a nominee who does not receive a majority of the votes cast will not be elected, and the Board has established procedures under which any incumbent director who fails to receive a majority of the votes cast in his or her election will tender his or her resignation to the Board. The Board will act upon a tendered resignation within ninety (90) days of the date on which the election results were certified and will promptly make public disclosure of the results of its actions.
Approval of the Adjournment Proposal, the Share Increase Proposal, the Say-On-Pay Proposal, the Auditor Ratification Proposal and the Merger Compensation Proposal requires the affirmative vote of a majority of the votes cast on each proposal. Assuming a quorum, abstentions and broker non-votes will have no effect on the approval of each proposal, except for the Auditor Ratification Proposal to which broker non-votes are not applicable.
A majority of votes cast means that the number of votes cast “FOR” a director nominee’s election or a proposal must exceed the number of votes cast “AGAINST” it.
As of the Record Date, the current directors and executive officers of LiveRamp beneficially owned and were entitled to vote, in the aggregate, [      ] shares of Common Stock (not including any shares of Common Stock deliverable upon exercise of or underlying any LiveRamp equity awards) representing approximately [  ]% of the outstanding voting power of Common Stock as of the Record Date. We currently expect that each of the directors and executive officers of LiveRamp will vote all of his or her shares “FOR” each of the proposals to be presented at the Special Meeting.
Accordingly, in addition to the shares held by our directors and executive officers, LiveRamp will need an additional [      ] shares of Common Stock (or about [  ]% of the outstanding Common Stock) to be voted in favor of the Merger Agreement Proposal to approve such proposal.
Proxies and Revocation (see page [  ])
Any stockholder of record entitled to vote at the Special Meeting may vote at the Special Meeting, or by submitting a proxy to vote via the internet, by telephone or by mail using the enclosed postage-prepaid envelope. If you are a beneficial owner of shares of Common Stock, and your shares of Common Stock are held in “street name”, you should instruct your bank, broker or other nominee on how to vote your shares of Common Stock using the instructions provided by your bank, broker or other nominee. If you fail to submit a proxy or fail to vote at the Special Meeting, or you do not provide your bank, broker or other nominee with instructions, as applicable, your shares of Common Stock will not be voted on the Merger Agreement Proposal, which will have the same effect as a vote “AGAINST” the Merger Agreement Proposal.
If you fail to vote at the Special Meeting, fail to return your proxy card or fail to submit your proxy to vote via the internet or by telephone, or if your shares of Common Stock are held in “street name” by your bank, broker or other nominee, and you fail to instruct your bank, broker or other nominee to vote, your shares of Common Stock will not be voted and will not have an effect on the approval of the Adjournment Proposal, the nominees included in the Director

SUMMARY
Election Proposal, the Share Increase Proposal, the Say-On-Pay Proposal and the Merger Compensation Proposal, assuming a quorum is present.
You have the right to revoke a proxy at any time prior to the taking of the vote at the Special Meeting. You may revoke your proxy prior to the taking of the vote at the Special Meeting by submitting a new proxy to vote your shares of Common Stock over the internet or by telephone (only your latest internet or telephone proxy is counted), by signing a later-dated new proxy and mailing it, in each case, in accordance with the instructions on the enclosed proxy card or by sending a written revocation of your proxy to LiveRamp prior to the Special Meeting to our Corporate Secretary, c/o LiveRamp Holdings, Inc., 301 Main Street, 2nd Floor, Little Rock, AR 72201. In addition, you may revoke your proxy by attending the Special Meeting and voting; however, attending the Special Meeting alone will not revoke your written, internet or telephone proxy, as the case may be, unless you specifically request revocation or vote virtually via the internet during the Special Meeting.
If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, follow the voting instructions from that organization included with these proxy materials, or contact that organization to determine how you may revoke your proxy.
The Merger (see page [  ])
A copy of the Merger Agreement is attached as Annex A to this proxy statement. We encourage you to read the entire Merger Agreement carefully because it is the principal document governing the Merger. For more information on the Merger Agreement, see the section entitled “The Merger Agreement” beginning on page [  ] of this proxy statement.
Pursuant to the Merger Agreement, at the effective time of the Merger (the “Effective Time”), Merger Sub will be merged with and into LiveRamp. LiveRamp will survive the Merger as a wholly owned direct subsidiary of Parent.
The Merger Consideration (see page [  ])
On the terms and subject to the conditions set forth in the Merger Agreement, each share of Common Stock issued and outstanding at the Effective Time (other than (i) Common Stock owned by stockholders that have properly perfected their rights of appraisal within the meaning of Section 262 of the Delaware General Corporation Law (“DGCL”), (ii) Common Stock owned or held in treasury by the Company, Parent or Merger Sub and (iii) Common Stock owned by any direct or indirect wholly owned subsidiary of Parent (other than Merger Sub) or of the Company and such shares, together with the shares described in (i) and (ii), the “Excluded Shares”) (the “Eligible Shares”) will be converted into the right to receive $38.50 in cash, without interest (the “Merger Consideration”).
Recommendation of the Board (see page [  ])
After careful consideration, the Board unanimously (i) determined that the terms of the Merger Agreement and the transactions contemplated thereby, including the Merger (the “Transactions”), are fair to, and in the best interests of, LiveRamp and its stockholders, (ii) determined that it is in the best interests of LiveRamp and its stockholders and declared advisable to enter into the Merger Agreement, (iii) approved the execution and delivery of the Merger Agreement by LiveRamp, the performance by LiveRamp of its covenants and agreements contained therein and the consummation of the Merger and the other transactions contemplated by the Merger Agreement upon the terms and subject to the conditions contained therein; and (iv) resolved to recommend that our stockholders adopt the Merger Agreement and approve the transactions contemplated thereby, including the Merger. Certain factors considered by the Board in reaching its recommendation can be found in the section entitled “The Merger Agreement (Proposal 1) — Recommendation of the Board”. The Board recommends that stockholders vote “FOR” the Merger Agreement Proposal, and “FOR” the Merger Compensation Proposal.
Opinion of Evercore Group L.L.C. (see page [  ] and Annex B)
LiveRamp retained Evercore Group L.L.C. (“Evercore”) to act as its financial advisor in connection with the proposed Merger. As part of this engagement, LiveRamp requested that Evercore evaluate the fairness, from a financial point of view, of the Merger Consideration to be received by the holders of the Common Stock (other than any (i) Dissenting Shares, (ii) Cancelled Shares or (iii) Converted Shares, together with any other shares of Common Stock held by LiveRamp, Parent or any of their respective affiliates, the “Fairness Opinion Excluded Shares”) in the Merger pursuant to the Merger Agreement. At a meeting of the Board held on May 15, 2026, Evercore rendered to the Board its
LiveRamp Holdings, Inc. Notice of 2026 Special Meeting and Proxy Statement   4

opinion, subsequently delivered in writing on May 16, 2026, to the effect that, as of the date of such opinion and based upon and subject to the assumptions, limitations, qualifications, and conditions described therein, the Merger Consideration to be received by the holders of the Common Stock (other than Fairness Opinion Excluded Shares) in the Merger pursuant to the Merger Agreement, was fair, from a financial point of view, to such holders.
The full text of the written opinion of Evercore, dated as of May 16, 2026, which sets forth, among other things, the procedures followed, assumptions made, matters considered and qualifications and limitations on the scope of review undertaken in rendering its opinion, is attached as Annex B to this proxy statement and is incorporated herein by reference. LiveRamp encourages you to read this opinion carefully and in its entirety. Evercore’s opinion was addressed to, and provided for the information and benefit of, the Board (in its capacity as such) in connection with its evaluation of the proposed Merger. Evercore’s opinion did not, and the summary of its opinion and the related analyses set forth in this proxy statement do not, constitute a recommendation to the Board or to any other persons in respect of the Merger, including as to how any holder of shares of Common Stock should vote or act in respect of the Merger. Evercore’s opinion does not address the relative merits of the Merger as compared to other business or financial strategies that might be available to LiveRamp, or whether or not such other business or financial strategies could be achieved or are available, nor does it address the underlying business decision of LiveRamp to engage in the Merger.
For more information, see the section entitled “The Merger Agreement — Opinion of Evercore Group L.L.C.”, and the full text of the written opinion of Evercore attached as Annex B to this proxy statement.
Interests of LiveRamp’s Directors and Executive Officers in the Merger (see page [  ])
In considering the recommendation of the Board that LiveRamp stockholders approve the adoption of the Merger Agreement, LiveRamp stockholders should be aware that the executive officers and directors of LiveRamp have certain interests in the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement that may be different from, or in addition to, the interests of LiveRamp stockholders generally. These interests include, among others, as applicable, the treatment of outstanding LiveRamp equity awards, potential severance payments and benefits under our severance arrangements, cash retention awards and continued indemnification and insurance coverage. The Board was aware of these interests and considered them, among other matters, in approving the Merger Agreement and in making their recommendation that LiveRamp stockholders approve the adoption of the Merger Agreement.
Financing of the Merger (see page [  ])
Completion of the Merger (the “Closing”) is not subject to a financing condition. Parent has represented in the Merger Agreement that it has, and will have at the Closing, access to cash sufficient to pay the aggregate Merger Consideration and consummate the Transactions, and to perform all of its other obligations under the Merger Agreement (including in respect of any fees, expenses or taxes in connection therewith).
Closing and Effective Time of the Merger (see page [  ])
We expect to complete the Merger by December 31, 2026, subject to fulfillment of customary conditions to Closing, including approval of the Merger Agreement Proposal by LiveRamp stockholders and receipt of required regulatory approvals and clearances. The Merger is subject to various regulatory approvals and clearances and other conditions, and it is possible that factors outside the control of LiveRamp, Parent and Merger Sub could result in the Merger being completed at a later time, or not at all. There may be a substantial amount of time between the Special Meeting and the completion of the Merger. We expect to complete the Merger promptly following the receipt of all required approvals. The date on which the Closing takes place is referred to as the “Closing Date.”
Regulatory Approvals and Clearances Required for the Merger (see page [  ])
Before the Merger may be completed, the parties are required to use reasonable best efforts to obtain the regulatory clearances, consents and approvals necessary or advisable to consummate the Merger and the other Transactions, including (i) the expiration or termination of the applicable waiting periods (and any extensions thereof) under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”) and, if applicable, any agreements or commitments with a government entity, including the Antitrust Division of the Department of Justice (the “DOJ”) or the Federal Trade Commission (the “FTC”) not to consummate the Merger must have expired or been terminated, (ii) certain non-U.S. antitrust and foreign direct investment (“FDI”) approvals, consents or clearances with

SUMMARY
respect to the Merger under certain other applicable antitrust laws and FDI laws of jurisdictions specified in the LiveRamp Disclosure Letter (as defined below) must have been obtained, and (iii) the approval of the Committee on Foreign Investment in the United States (“CFIUS”) under Section 721 of the Defense Production Act of 1950, as amended, must have been obtained. In deciding whether to grant the required regulatory authorization or consent, the relevant governmental entities will consider the effect of the Merger within their relevant jurisdiction, including, among other things, the impact on the parties’ respective customers and suppliers and the impact of the parties’ foreign investment in the jurisdiction.
The approvals that are granted may impose terms and conditions, limitations, obligations or costs, or place restrictions on Parent’s conduct in operating the business following the Closing or require changes to the terms of the Merger Agreement. There can be no assurance that any such conditions, terms, obligations or restrictions will not result in the delay or abandonment of the Merger.
On June 11, 2026, Publicis and LiveRamp filed their respective Premerger Notification and Report Forms in connection with the Merger with the DOJ and the FTC.
You should read the section entitled “The Merger Agreement — Regulatory Filings and Efforts to Consummate” for a description of the parties’ obligations with respect to regulatory approvals related to the Merger.
Material U.S. Federal Income Tax Consequences of the Merger (see page [  ])
The exchange of shares of Common Stock for cash in the Merger will be a taxable transaction for U.S. federal income tax purposes. In general, for such purposes, a U.S. Holder (as defined in the section entitled “Material U.S. Federal Income Tax Consequences of the Merger”) who receives cash in the Merger in exchange for shares of Common Stock will recognize gain or loss for U.S. federal income tax purposes in an amount equal to the difference, if any, between the amount of cash that the U.S. Holder receives pursuant to the Merger with respect to such shares and the U.S. Holder’s adjusted tax basis in such shares. Such gain or loss will generally be long-term capital gain or loss if the U.S. Holder’s holding period in such Common Stock exceeds one year at the time of the Merger.
A Non-U.S. Holder (as defined in the section entitled “Material U.S. Federal Income Tax Consequences of the Merger”) generally will not be subject to U.S. federal income tax with respect to the exchange of shares of Common Stock for cash pursuant to the Merger unless such Non-U.S. Holder has certain connections to the United States. However, a Non-U.S. Holder may be subject to backup withholding tax unless such Non-U.S. Holder complies with certain certification procedures or otherwise establishes a valid exemption.
You should read the section entitled “Material U.S. Federal Income Tax Consequences of the Merger” and consult your tax advisor regarding the particular tax consequences of the Merger to you, including any tax consequences arising under any U.S. federal non-income tax laws or the laws of any state, local or foreign taxing jurisdiction.
Appraisal Rights (see page [  ])
If the Merger is completed, LiveRamp stockholders who do not vote in favor of the Merger Agreement Proposal are entitled to appraisal rights under the DGCL in connection with the Merger, provided that such stockholders fully comply with the requirements of Section 262 of the DGCL, which are further summarized in the section entitled “Appraisal Rights”. In addition, a copy of Section 262 of the DGCL, which details the applicable Delaware appraisal statute, may be accessed without subscription or cost at the following publicly available website: https://delcode.delaware.gov/title8/c001/sc09/index.html#262. This means that you may be entitled to have the “fair value” of your shares of Common Stock, exclusive of any element of value arising from the accomplishment or expectation of the Merger, as determined by the Delaware Court of Chancery, to be paid upon the amount determined to be “fair value”, in lieu of the amount of  $38.50 per share you would have received pursuant to the Merger Agreement, if you follow exactly the procedures set forth in Section 262 of the DGCL. The ultimate amount you may receive in an appraisal proceeding may be less than, equal to or more than the amount you would have otherwise received under the Merger Agreement if you do not seek appraisal of your shares of Common Stock.
To exercise your appraisal rights with respect to your shares of Common Stock, you must, among other things, deliver a written demand for appraisal to LiveRamp before the vote is taken on the Merger Agreement Proposal and you must not vote (either virtually during the Special Meeting or by proxy) in favor of the Merger Agreement Proposal with respect to such shares of Common Stock, and you must continue to hold such shares of Common Stock from the date of making the demand for appraisal through the Effective Time. As such, merely voting against, abstaining or failing to vote on the
LiveRamp Holdings, Inc. Notice of 2026 Special Meeting and Proxy Statement   6

Merger Agreement Proposal will not by itself preserve your right to appraisal under the DGCL. If you fail to follow exactly the procedures set forth in Section 262 of the DGCL, you will lose your appraisal rights. The requirements for exercising appraisal rights are further described in the section entitled “Appraisal Rights”. In addition, a copy of Section 262 of the DGCL, which details the applicable Delaware appraisal statute, may be accessed without subscription or cost at the following publicly available website: https://delcode.delaware.gov/title8/c001/sc09/index.html#262. We encourage you to read these provisions carefully and in their entirety.
If you hold your shares of Common Stock through a bank, broker or other nominee and you wish to exercise your appraisal rights, you should consult with your bank, broker or other nominee to determine the appropriate procedures. In view of the complexity of the DGCL, LiveRamp stockholders who may wish to pursue appraisal rights should consult their legal and financial advisors promptly. The discussion of appraisal rights in this proxy statement is not a full summary of the law pertaining to appraisal rights under the DGCL, and is qualified in its entirety by the full text of Section 262 of the DGCL, accessible without subscription or cost at the following publicly available website: https://delcode.delaware.gov/title8/c001/sc09/index.html#262.
Delisting and Deregistration of LiveRamp Common Stock (see page [  ])
If the Merger is completed, Common Stock will be delisted from the NYSE and deregistered under the Securities Exchange Act of 1934 (as amended, and all rules and regulations promulgated thereunder, collectively, the “Exchange Act”).
The Merger Agreement
Treatment of Common Stock and Equity Awards (see page [  ])
•
Common Stock.   At the Effective Time, by virtue of the Merger and without any action on the part of any person, each Eligible Share will be automatically cancelled, extinguished and converted into the right to receive an amount in cash equal to $38.50, without interest.

•
LiveRamp Options.   At the Effective Time, each outstanding option to purchase shares of Common Stock (each, a “LiveRamp Option”) will be converted into a restricted cash award in an amount equal to (i) the excess of the Merger Consideration over the applicable exercise price per share of such LiveRamp Option multiplied by (ii) the number of shares of Common Stock subject to such LiveRamp Option immediately prior to the Effective Time. The restricted cash award will otherwise be subject to the same terms and conditions as applicable before the Effective Time but will vest in full following certain qualifying terminations of employment that occur within 24 months following the Effective Time in accordance with the Merger Agreement.

•
LiveRamp Restricted Stock Awards.   At the Effective Time, each outstanding award of restricted shares of Common Stock (each, a “LiveRamp Restricted Stock Award”) will be converted into a restricted cash award in an amount equal to (i) the number of shares of Common Stock subject to such LiveRamp Restricted Stock Award immediately prior to the Effective Time multiplied by (ii) the Merger Consideration. The restricted cash award will otherwise be subject to the same terms and conditions as applicable before the Effective Time but will vest in full following certain qualifying terminations of employment that occur within 24 months following the Effective Time in accordance with the Merger Agreement.

•
LiveRamp Restricted Stock Unit Awards and Performance Stock Unit Awards.   At the Effective Time, each outstanding time-vesting restricted stock unit award (each, a “LiveRamp RSU Award”) and each outstanding performance-vesting restricted stock unit award (each, a “LiveRamp PSU Award”) will be converted into a restricted cash award in an amount equal to (i) the number of shares of Common Stock subject to such LiveRamp RSU Award or LiveRamp PSU Award (determined based on (x) in the case of LiveRamp PSU Awards granted on or prior to December 31, 2025, that are subject to “Rule of 40” performance conditions, 128% of the target level of performance (in the case of fiscal year 2025 grants) and 139% of the target level of performance (in the case of fiscal year 2026 grants), (y) in the case of all other LiveRamp PSU Awards granted on or prior to December 31, 2025, actual performance for completed performance periods and the greater of the target level and the actual level of performance through the Effective Time for incomplete performance periods and (z) in the case of LiveRamp PSU Awards granted after December 31, 2025, the target level of performance) immediately prior to the Effective Time, multiplied by (ii) the Merger Consideration. The restricted cash award will otherwise be subject to the same terms and conditions as applicable before the Effective Time, except that the performance-based vesting conditions applicable to LiveRamp PSU Awards will cease to apply, and the awards will vest in full

SUMMARY
following certain qualifying terminations of employment that occur within 24 months following the Effective Time in accordance with the Merger Agreement.
No Solicitation; Change in Board Recommendation (see page [  ])
LiveRamp has agreed that it will not, and will cause each of its representatives not to, directly or indirectly: (i) solicit, initiate or knowingly encourage or facilitate (including by way of providing information or taking any other action) any inquiry, proposal, offer, or the making, submission or announcement of any inquiry, proposal or offer which constitutes or would reasonably be expected to lead to an Acquisition Proposal; (ii) participate in any negotiations regarding, or furnish to any person any information relating to LiveRamp or any of its subsidiaries in connection with an actual or potential Acquisition Proposal (other than solely to state that LiveRamp and its representatives are prohibited from engaging in any such discussions or negotiations); (iii) adopt, approve, endorse or recommend, or propose to adopt, approve, endorse or recommend, any Acquisition Proposal; (iv) withdraw, change, amend, modify or qualify, or otherwise propose to withdraw, change, amend, modify or qualify, in a manner adverse to Parent, the Company board recommendation or resolve or agree to take any such action.
Notwithstanding the restrictions described above, if prior to obtaining the approval of the adoption of the Merger Agreement by the holders of at least sixty-six and two-thirds percent (66 2/3%) of the outstanding shares of Common Stock entitled to vote on such matter at the Special Meeting (the “Requisite LiveRamp Stockholder Approval”), LiveRamp receives a bona fide written Acquisition Proposal that did not result from a breach of the no solicitation provisions of the Merger Agreement, which the Board determines in good faith (i) after consultation with LiveRamp’s outside legal counsel and financial advisors constitutes a Superior Proposal or could reasonably be expected to lead to a Superior Proposal or (ii) after consultation with LiveRamp’s outside legal counsel, that the failure to take such action would reasonably be expected to be a breach of the directors’ fiduciary duties under applicable law, then (x) LiveRamp may furnish nonpublic information regarding LiveRamp and its subsidiaries after such person has executed a confidentiality agreement with terms not less favorable in the aggregate to LiveRamp than those contained in its confidentiality agreement with Publicis and (y) engage in discussions or negotiations with such person with respect to such Acquisition Proposal. In addition to the foregoing, prior to obtaining the Requisite LiveRamp Stockholder Approval, the Board may (i) effect a Change of Recommendation or (ii) effect a Change of Recommendation and terminate the Merger Agreement to enter into an agreement providing for the consummation of a transaction contemplated by any Acquisition Proposal that constitutes a Superior Proposal (that did not result from a breach of the no solicitation provisions of the Merger Agreement) if the Board determines in good faith after consultation with LiveRamp’s outside legal counsel and financial advisors that the failure to take such action would reasonably be expected to be a breach of the directors’ fiduciary duties under applicable law, so long as LiveRamp has complied with certain terms of the Merger Agreement, including (i) providing four (4) business days’ written notice to Parent of its intent with respect to a Superior Proposal and negotiating with Parent in good faith any proposal by Parent to amend the terms and conditions of the Merger Agreement during the four business day period and (ii) in the case of termination of the Merger Agreement to accept a Superior Proposal, paying the Termination Fee (hereinafter defined) to Parent.
See pages [  ], [  ] and [  ], respectively, for definitions of  “Acquisition Proposal”, “Superior Proposal” and “Change of Recommendation” as used in the Merger Agreement.
Conditions to the Completion of the Merger (see page [  ])
The respective obligations of LiveRamp, Parent and Merger Sub to consummate the Merger are subject to the satisfaction or written waiver of certain customary conditions, including receipt of any approvals or clearances applicable to the consummation in accordance with any HSR Act, CFIUS review and other non-U.S. antitrust laws and FDI laws in certain jurisdictions, the expiration or termination of any agreement with any governmental authority not to consummate the transaction, the receipt of the Requisite LiveRamp Stockholder Approval, the absence of legal prohibitions, no material adverse effect having occurred that is continuing, the accuracy of the parties’ representations and warranties subject to certain specified materiality standards, and the parties’ compliance in all material respects with their respective obligations under the Merger Agreement.
Termination of the Merger Agreement (see page [  ])
Subject to certain obligations, the Merger Agreement may be terminated and the Merger and other Transactions may be abandoned at any time before the Effective Time:
LiveRamp Holdings, Inc. Notice of 2026 Special Meeting and Proxy Statement   8

•
by mutual written consent of Parent and LiveRamp;

•
by either Parent or LiveRamp:

•
if a governmental entity of competent jurisdiction has issued a final, non-appealable order, injunction, decree or ruling permanently restraining, enjoining or otherwise prohibiting the consummation of any of the Transactions;

•
if the Closing has not occurred on or prior to May 16, 2027 (the “Outside Date”), or the extension thereto; provided that the terminating party is not the proximate cause of the failure of Closing to occur by the Outside Date and such action or failure constitutes a material breach of the Merger Agreement;

•
if the Requisite LiveRamp Stockholder Approval is not obtained at the Special Meeting duly convened therefor or at any adjournment or postponement thereof; or

•
if  (a) CFIUS notifies Parent and LiveRamp in writing that it intends to send a report to the President recommending that he act to suspend or prohibit the Merger or (b) the President issues an order suspending or prohibiting the Merger.

•
by Parent or (for itself or Merger Sub):

•
if there has been a breach by LiveRamp of, or any inaccuracy in, any representation, warranty, covenant, agreement of LiveRamp set forth in the Merger Agreement that would result in a failure of certain conditions to Parent’s or Merger Sub’s obligation to close, subject to cure periods specified in the Merger Agreement; or

•
if any time prior to the receipt of the Requisite LiveRamp Stockholder Approval, there has been a Change of Recommendation or LiveRamp has materially breached the no solicitation provisions of the Merger Agreement.

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by LiveRamp:

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if there has been a breach by Parent or Merger Sub of, or any inaccuracy in, any representation, warranty, covenant or agreement of Parent or Merger Sub set forth in the Merger Agreement that would result in a failure of certain conditions to LiveRamp’s obligation to close, subject to cure periods specified in the Merger Agreement; or

•
at any time prior to the receipt of the Requisite LiveRamp Stockholder Approval, in order to accept a Superior Proposal in accordance with the Merger Agreement, provided that LiveRamp pays the Termination Fee.

The Termination Fee will be payable by LiveRamp to Parent in the following circumstances:
•
if  (i) Parent terminates the Merger Agreement because (A) the Requisite LiveRamp Stockholder Approval is not obtained at the Special Meeting, (B) after the date of the Merger Agreement and prior to the date of the Special Meeting, an Acquisition Proposal was publicly disclosed and not publicly withdrawn at least three (3) business days prior to the Special Meeting and (C) within twelve (12) months of such termination, an Acquisition Proposal is consummated or a definitive agreement providing for an Acquisition Proposal is entered into; or (ii) prior to obtaining the Requisite LiveRamp Stockholder Approval, (A) a Change of Recommendation has occurred or (B) LiveRamp has materially breached the no solicitation provisions of the Merger Agreement (provided that, for such purposes, the references to fifteen percent (“15%”) and eighty-five percent (“85%”) in the definition of Acquisition Proposal are deemed to be references to fifty percent (“50%”));

•
LiveRamp terminates the Merger Agreement prior to obtaining the Requisite LiveRamp Stockholder Approval in order to effect a Change of Recommendation and enter into a definitive agreement providing for a Superior Proposal in accordance with the Merger Agreement; or

•
if  (i) after the date of the Merger Agreement and prior to the termination of the Merger Agreement, an Acquisition Proposal is made to the Board or LiveRamp’s management becomes publicly disclosed and not withdrawn prior to such termination, (ii) Parent or LiveRamp terminates the Merger Agreement because (A) the Closing has not occurred by the Outside Date or (B) Parent terminates the Merger Agreement due to (x) a breach of, or LiveRamp’s failure to perform or comply with the covenants or agreements under the Merger Agreement following the making of such Acquisition Proposal or (y) there has been a Change of Recommendation (if LiveRamp has materially breached the no solicitation covenant under the Merger Agreement); and (iii) within twelve (12) months of such termination, an Acquisition Proposal is consummated or a definitive agreement providing for an Acquisition

SUMMARY
Proposal is entered into (provided that, for such purposes, the references to fifteen percent (“15%”) and eighty-five percent (“85%”) in the definition of Acquisition Proposal are deemed to be references to “50%”).
In no event will LiveRamp be required to pay the Termination Fee on more than one occasion.
A Regulatory Termination Fee will be payable by Parent to LiveRamp if the Merger is not completed by the Outside Date (or an extension thereto) and (i) LiveRamp, or Parent (at a time when LiveRamp was not prohibited from terminating the Merger Agreement), terminates the Merger Agreement at a time when all conditions to closing have been satisfied or validly waived (other than those conditions that by their nature are to be satisfied at the Closing and certain regulatory conditions), or (ii) either party terminates the Merger Agreement because a governmental entity of competent jurisdiction has issued a final, non-appealable order permanently restraining, enjoining or otherwise prohibiting consummation of the Merger.
See pages [  ] and [  ], respectively, for definitions of  “Termination Fee” and “Regulatory Termination Fee” as used in the Merger Agreement.
Specific Performance (see page [  ])
The parties have agreed that irreparable injury would occur if any provision of the Merger Agreement were not performed in accordance with its specific terms or were otherwise breached and that, accordingly, prior to any valid termination of the Merger Agreement in accordance with its terms, each party would be entitled to equitable remedies, including injunctions to prevent or remedy breaches or threatened breaches of the Merger Agreement and specific performance to enforce the terms and provisions of the Merger Agreement, including the parties’ obligations to consummate the Merger and the other Transactions contemplated by the Merger Agreement.
Market Price of Common Stock (see page [  ])
If the Merger is completed, you will be entitled to receive $38.50 in cash, without interest, for each Eligible Share owned by you (unless you have properly exercised, and not lost, your appraisal rights with respect to such shares of Common Stock), which represents a premium of approximately 30% to the closing price of  $29.66 per share of Common Stock on May 15, 2026, the last trading day prior to the execution of the Merger Agreement.
On [      ], 2026, the most recent practicable date before this proxy statement was first mailed to our stockholders, the closing price for Common Stock on the NYSE was $[      ] per share of Common Stock. You are encouraged to obtain current market quotations for Common Stock in connection with voting your shares of Common Stock.
LiveRamp Holdings, Inc. Notice of 2026 Special Meeting and Proxy Statement   10

Questions And Answers About The Special Meeting And The Merger

The following are brief answers to certain questions that you, as a stockholder of LiveRamp, may have regarding the Merger Agreement, the Merger, the Special Meeting and the proposals being considered at the Special Meeting. LiveRamp urges you to carefully read the remainder of this proxy statement because the information in this section does not provide all the information that might be important to you with respect to the Merger Agreement, the Merger and the Special Meeting. Additional important information is also contained in the annexes to, and the documents incorporated by reference into, this proxy statement.
Q.
Why am I receiving these materials?

A.
The Board is furnishing this proxy statement and form of proxy card to LiveRamp stockholders in connection with the solicitation of proxies to be voted at the Special Meeting.

Q.
Who can vote at the Special Meeting?

A.
Holders of record of Common Stock at the close of business on [  ], 2026 (the Record Date for the Special Meeting) are entitled to vote their shares of Common Stock owned as of that date at the Special Meeting or any postponement or adjournment thereof. On the Record Date for the Special Meeting, there were [      ] shares of Common Stock outstanding and entitled to vote. A list of our stockholders will be available for review at our office at 301 Main Street, 2nd Floor, Little Rock, AR 72201 for at least ten (10) days prior to the Special Meeting.

Q.
How many shares may I vote?

A.
You may vote all of the shares of Common Stock you held as of the Record Date, [  ], 2026, including shares held directly in your name as the stockholder of record, shares held for you as the beneficial owner in street name through a stockbroker or bank, and shares purchased through LiveRamp’s 401(k) Retirement Savings Plan and/or employee stock purchase plan.

Q.
What is the purpose of the Special Meeting?

A.
At the Special Meeting, stockholders will consider and act upon the matters outlined in the notice of meeting on the cover page of this proxy statement, namely:

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the Merger Agreement Proposal;

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the Adjournment Proposal, if necessary;

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the Director Election Proposal;

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the Share Increase Proposal;

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the Say-On-Pay Proposal;

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the Auditor Ratification Proposal; and

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the Merger Compensation Proposal.

Q.
Is this proxy statement for LiveRamp’s 2026 annual meeting?

A.
This Special Meeting is being held in lieu of our annual meeting and is intended to constitute our annual meeting under Section 302.00 of the NYSE Listed Company Manual, the Bylaws (as defined below) and the DGCL, and the delivery of this proxy statement to LiveRamp’s stockholders is intended to provide notice for such annual meeting pursuant to the DGCL and the Bylaws.

Q.
Where and when is the Special Meeting?

A.
The Special Meeting of stockholders of LiveRamp is scheduled to be held on [         ], 2026 beginning at [        ] (Pacific Time), via the internet at www.virtualshareholdermeeting.com/RAMP2026. At the Special Meeting, stockholders who owned shares of Common Stock as of the Record Date will be able to attend, vote, and ask questions via the internet by logging in to the virtual meeting website. Whether or not you plan to attend the Special Meeting, we urge you to vote and submit your proxy in advance of the Special Meeting by one of the methods described in these proxy materials. In order to vote or submit a question during the meeting, you will need to follow the instructions posted at www.proxyvote.com and

Questions And Answers About The Special Meeting And The Merger
www.virtualshareholdermeeting.com/RAMP2026 and will need the control number included on your voting instruction form or proxy card. Broadridge Financial Solutions, Inc. (“Broadridge”) is hosting the webcast of the Special Meeting. Broadridge will have technicians ready to assist you with any technical difficulties you may have in accessing the meeting. If you encounter any difficulties accessing the virtual meeting during check-in or the meeting, please call Broadridge’s technical support number that will be posted on the virtual meeting platform log-in page.
Q.
What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

A.
Beneficial owners. Most LiveRamp stockholders hold their shares through a broker, bank or other nominee (that is, in “street name”) rather than directly in their own name. If you hold your shares in street name, you are considered a “beneficial owner” of your shares and a full set of the proxy materials together with a voting instruction form have been or will be forwarded to you by your broker, bank or other nominee so you can instruct them how to vote your shares on your behalf.

Stockholders of record. If your shares are registered directly in your name with our transfer agent, Computershare Investor Services, you are considered the “stockholder of record” of your shares and a full set of the proxy materials, together with a proxy card has been or will be sent directly to you by LiveRamp so you may vote your shares using the proxy card.
Q.
How can I vote my shares?

A.
There are four ways to vote:

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By internet. You can submit a proxy over the internet to vote your shares by following the instructions provided on the proxy card or voting instruction form accompanying the proxy materials you received.

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By telephone. You can submit a proxy over the telephone following the instructions provided on the proxy card or voting instruction form accompanying the proxy materials you received.

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By mail. If you received paper proxy materials in the mail, you can submit a proxy by mail to vote your shares by completing, signing and returning the proxy card or voting instruction form accompanying the proxy materials you received.

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During the meeting. If you are a stockholder of record or a beneficial owner as of the [  ], 2026 Record Date, you may vote virtually via the internet during the Special Meeting. If you desire to vote virtually via the internet at the meeting, please follow the instructions for attending and voting during the Special Meeting posted at www.virtualshareholdermeeting.com/RAMP2026. Beneficial owners must obtain a legal proxy from their broker, bank or other nominee to vote during the meeting. Follow the instructions from your broker, bank or other nominee included with your proxy materials, or contact your broker, bank or other nominee to request a legal proxy. All votes must be received by the independent inspector of election before the polls close during the meeting.

Please note that telephone and internet voting will close at 8:59 p.m. (Pacific Time) on [        ], 2026.
Q:
How do I vote if I hold my shares as a participant in LiveRamp’s 401(k) Retirement Savings Plan?

A:
If you hold shares as a participant in LiveRamp’s 401(k) Retirement Savings Plan, you can vote your shares by internet, telephone or mail by following the instructions provided in the voting instruction form accompanying the proxy materials you received. Your completed voting instructions, whether submitted by internet, by telephone or by mail, must be received by 8:59 p.m. (Pacific Time) on [        ], 2026, in order to allow sufficient time for your vote to be tabulated by the plan’s trustee. You also may revoke or change your voting instruction at any time prior to the cut-off time. Due to the tabulation requirements of the plan administrator, participants in LiveRamp’s 401(k) Retirement Savings Plan may not vote their shares during the meeting.

Q:
Can I change my vote?

A:
Any stockholder executing a proxy retains the right to revoke it at any time prior to the final vote at the Special Meeting, except that participants in LiveRamp’s 401(k) Retirement Savings Plan may not revoke or change their voting instructions after 8:59 p.m. (Pacific Time) on [      ], 2026. You may revoke your proxy and vote again by (i) delivering a notice of revocation or delivering a later-dated proxy to LiveRamp’s Corporate Secretary at

LiveRamp Holdings, Inc. Notice of 2026 Special Meeting and Proxy Statement   12

LiveRamp Holdings, Inc., 301 Main Street, 2nd Floor, Little Rock, AR 72201; (ii) submitting another vote over the internet or by telephone; or (iii) by attending and voting virtually via the internet during the Special Meeting. However, your attendance during the Special Meeting will not automatically revoke your proxy unless you specifically so request. A stockholder’s last vote is the vote that will be counted.
Q:
Who will count the votes?

A:
A representative of Broadridge will count the votes and will serve as the inspector of election.

Q.
What did the Board determine with regard to the Merger Agreement?

A.
After careful consideration, the Board unanimously (i) determined that the terms of the Merger Agreement and the transactions contemplated thereby, including the Merger, are fair to, and in the best interests of, LiveRamp and its stockholders, (ii) determined that it is in the best interests of LiveRamp and its stockholders and declared advisable to enter into the Merger Agreement, (iii) approved the execution and delivery of the Merger Agreement by LiveRamp, the performance by LiveRamp of its covenants and agreements contained therein and the consummation of the Merger and the other Transactions contemplated by the Merger Agreement upon the terms and subject to the conditions contained therein, and (iv) resolved to recommend that our stockholders adopt the Merger Agreement and approve the transactions contemplated thereby, including the Merger.

For further information, see the section entitled “The Merger Agreement (Proposal 1) — Recommendations of the Board”.
Q.
How does the Board recommend that I vote on the proposals?

A.
The Board recommends that you vote as follows:

•
“FOR” the Merger Agreement Proposal;

•
“FOR” the Adjournment Proposal, if necessary;

•
“FOR” each director nominee included in the Director Election Proposal;

•
“FOR” the Share Increase Proposal;

•
“FOR” the Say-On-Pay Proposal;

•
“FOR” the Auditor Ratification Proposal; and

•
“FOR” the Merger Compensation Proposal.

In considering the recommendation of the Board to vote in favor of the Merger Agreement Proposal, LiveRamp stockholders should be aware that LiveRamp’s directors and executive officers have interests in the Merger that may be different from, or in addition to, the interests of LiveRamp stockholders generally. For a more complete description of these interests, see the information provided in the section entitled “The Merger Agreement (Proposal 1) — Interests of LiveRamp’s Directors and Executive Officers in the Merger”.
Q.
What will I receive in the Merger?

A.
Upon the terms and subject to the conditions set forth in the Merger Agreement, at the Effective Time, each share of Common Stock issued and outstanding immediately prior to the Effective Time (other than Excluded Shares) will be automatically cancelled, extinguished and converted into the right to receive an amount in cash equal to the Merger Consideration, without interest.

Q.
How does the Merger Consideration compare to the market price of LiveRamp Common Stock prior to the announcement of the Merger?

A.
The Merger Consideration of  $38.50 per share represents a premium of approximately 30% to the closing price of  $29.66 per share of Common Stock on May 15, 2026, the last trading day prior to the execution of the Merger Agreement.

On [         ], 2026, the most recent practicable date before this proxy statement was first mailed to our stockholders, the closing price for Common Stock on the NYSE was $[       ] per share of Common Stock. You are encouraged to obtain current market quotations for Common Stock in connection with voting your shares of Common Stock.

Questions And Answers About The Special Meeting And The Merger
Q.
How will the Merger affect LiveRamp equity awards?

A.
LiveRamp Options. At the Effective Time, each LiveRamp Option will be converted into a restricted cash award in an amount equal to (i) the excess of the Merger Consideration over the applicable exercise price per share of such LiveRamp Option multiplied by (ii) the number of shares of Common Stock subject to such LiveRamp Option immediately prior to the Effective Time. The restricted cash award will otherwise be subject to the same terms and conditions as applicable before the Effective Time but will vest in full following certain qualifying terminations of employment that occur within 24 months following the Effective Time in accordance with the Merger Agreement.

LiveRamp Restricted Stock Awards. At the Effective Time, each LiveRamp Restricted Stock Award will be converted into a restricted cash award in an amount equal to (i) the number of shares of Common Stock subject to such LiveRamp Restricted Stock Award immediately prior to the Effective Time multiplied by (ii) the Merger Consideration. The restricted cash award will otherwise be subject to the same terms and conditions as applicable before the Effective Time but will vest in full following certain qualifying terminations of employment that occur within 24 months following the Effective Time in accordance with the Merger Agreement.
LiveRamp RSU Awards and LiveRamp PSU Awards. At the Effective Time, each LiveRamp RSU Award and each LiveRamp PSU Award will be converted into a restricted cash award in an amount equal to (i) the number of shares of Common Stock subject to such LiveRamp RSU Award or LiveRamp PSU Award (determined based on (x) in the case of LiveRamp PSU Awards granted on or prior to December 31, 2025, that are subject to “Rule of 40” performance conditions, 128% of the target level of performance (in the case of fiscal year 2025 grants) and 139% of the target level of performance (in the case of fiscal year 2026 grants), (y) in the case of all other LiveRamp PSU Awards granted on or prior to December 31, 2025, actual performance for completed performance periods and the greater of the target level and the actual level of performance through the Effective Time for incomplete performance periods and (z) in the case of LiveRamp PSU Awards granted after December 31, 2025, the target level of performance) immediately prior to the Effective Time, multiplied by (ii) the Merger Consideration. The restricted cash award will otherwise be subject to the same terms and conditions as applicable before the Effective Time, except that the performance-based vesting conditions applicable to LiveRamp PSU Awards will cease to apply, and the awards will vest in full following certain qualifying terminations of employment that occur within 24 months following the Effective Time in accordance with the Merger Agreement.
Q.
What will happen in the Merger?

A.
Upon the terms and subject to the conditions set forth in the Merger Agreement, and in accordance with the applicable provisions of the DGCL, Merger Sub will be merged with and into LiveRamp at the Effective Time, the separate corporate existence of Merger Sub will cease, and LiveRamp will continue as the Surviving Company in the Merger and a wholly owned direct subsidiary of Parent. As a result of the Merger, Common Stock will no longer be publicly traded, and you will no longer have any interest in the future earnings or growth of LiveRamp. In addition, Common Stock will be delisted from the NYSE and deregistered under the Exchange Act, and LiveRamp will no longer be required to file periodic reports with the U.S. Securities and Exchange Commission (the “SEC”) with respect to Common Stock, in each case, in accordance with applicable law, rules and regulations.

Q.
What vote is required to adopt the Merger Agreement?

A.
Approval of the Merger Agreement Proposal requires the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the outstanding shares of Common Stock entitled to vote thereon. Abstentions and broker non-votes will have the same effect as a vote “AGAINST” the Merger Agreement Proposal. Pursuant to the Merger Agreement, such approval is a condition to the consummation of the Merger.

As of the Record Date, the current directors and executive officers of LiveRamp beneficially owned and were entitled to vote, in the aggregate, [       ] shares of Common Stock (not including any shares of Common Stock deliverable upon exercise of or underlying any LiveRamp equity awards) representing approximately [      ]% of the outstanding voting power of Common Stock as of the Record Date. We currently expect that each of the directors and executive officers of LiveRamp will vote all of his or her shares “FOR” each of the proposals to be presented at the Special Meeting, including the Merger Agreement Proposal.
LiveRamp Holdings, Inc. Notice of 2026 Special Meeting and Proxy Statement   14

Q.
If a LiveRamp stockholder submits a proxy, how are the shares of Common Stock voted or what happens if I do not give specific voting instructions?

A.
Regardless of the method you choose to vote, the individuals named on the enclosed proxy card, or your proxies will vote your shares of Common Stock in the way that you indicate. When completing the internet or telephone process or the proxy card, you may specify whether your shares of Common Stock should be voted for or against or to abstain from voting on all, some or none of the specific items of business to come before the Special Meeting.

Stockholder of Record. If you are a stockholder of record and you properly sign and return your proxy card but do not mark the boxes showing how your shares of Common Stock should be voted on a matter, the shares represented by your properly signed proxy will be voted: (1) “FOR” the Merger Agreement Proposal; (2) “FOR” the Adjournment Proposal; (3) “FOR” each director nominee included in the Director Election Proposal; (4) “FOR” the Share Increase Proposal; (5) “FOR” the Say-On-Pay Proposal, (6) “FOR” the Auditor Ratification Proposal; and (7) “FOR” the Merger Compensation Proposal.
Beneficial Owner. If you are a beneficial owner of shares held in street name and do not vote at the Special Meeting or provide the broker, bank or other nominee that holds your shares with specific voting instructions, under the rules of various national and regional securities exchanges, the broker, bank or other nominee that holds your shares may generally vote on routine matters but cannot vote on non-routine matters. If the broker, bank or other nominee that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the broker, bank or other nominee that holds your shares will inform the inspector of election that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a “broker non-vote.”
Q.
Which items of business are considered “routine” and “non-routine”?

A.
The Merger Agreement Proposal (Proposal No. 1), the Adjournment Proposal (Proposal No. 2), the Director Election Proposal (Proposal No. 3), the Share Increase Proposal (Proposal No. 4), the Say-On-Pay Proposal (Proposal No. 5) and the Merger Compensation Proposal (Proposal No. 7) are considered non-routine matters under applicable rules, and therefore a broker or other nominee may not vote on these matters without instructions from the beneficial owner. On the other hand, the Auditor Ratification Proposal (Proposal No. 6) is considered a routine matter, and a broker or other nominee may vote without instructions and broker non-votes are not expected to occur with respect to this proposal.

Q.
What if I abstain from voting on the Merger Agreement Proposal?

A.
If you attend the Special Meeting or send in your signed proxy card but abstain from voting, your shares of Common Stock will still be counted in determining whether a quorum is present. If you abstain from voting or fail to vote your shares of Common Stock (including the failure of a record owner to execute and return a proxy card and the failure of a beneficial owner of shares of Common Stock held in “street name” by a broker to give voting instructions to the broker), that abstention or failure to vote will have the same effect as if you voted “AGAINST” the Merger Agreement Proposal.

Each broker non-vote will also count as a vote “AGAINST” the Merger Agreement Proposal as brokers do not have discretionary voting power on such proposal. For shares of Common Stock held in “street name”, only shares of Common Stock affirmatively voted “FOR” the Merger Agreement Proposal will be counted as a vote in favor of such proposal.

Questions And Answers About The Special Meeting And The Merger
Q.
What vote is required to pass each of the other items of business?

A.
The stockholder vote required to approve each proposal other than the Merger Agreement Proposal presented in this proxy statement is set forth below:

Proposal	Votes Required for Approval
The Adjournment Proposal, if necessary	Majority of votes cast*
The Director Election Proposal	Majority of votes cast for each nominee*
The Share Increase Proposal	Majority of votes cast*
The Say-On-Pay Proposal	Majority of votes cast*
The Auditor Ratification Proposal	Majority of votes cast*
The Merger Compensation Proposal	Majority of votes cast*

*
A majority of votes cast means that the number of votes cast “for” a director nominee’s election or a proposal must exceed the number of votes cast “against” it.

Director Resignation Policy. In an uncontested election, a nominee who does not receive a majority of the votes cast will not be elected, and the Board of Directors has established procedures under which any incumbent director who fails to receive a majority of the votes cast in his or her election will tender his or her resignation to the Board. The Board will act upon a tendered resignation within 90 days of the date on which the election results were certified and will promptly make public disclosure of the results of its actions.
Broker non-votes and abstentions (which occur when a stockholder chooses to abstain from voting on a proposal) are counted for purposes of determining whether a quorum is present. The effect of broker non-votes and abstentions on the proposals presented in this proxy statement other than the Merger Agreement Proposal is as follows:
Proposal	Broker Non-Votes	Abstentions
The Adjournment Proposal, if necessary	No effect	No effect
The Director Election Proposal	No effect	No effect
The Share Increase Proposal	No effect	No effect
The Say-On-Pay Proposal	No effect	No effect
The Auditor Ratification Proposal	Not applicable	No effect
The Merger Compensation Proposal	No effect	No effect

Q.
Why am I being asked to consider and cast a non-binding advisory vote to approve the compensation that may be paid or become payable to LiveRamp’s named executive officers that relates to the Merger?

A.
The SEC rules require LiveRamp to seek approval on a non-binding, advisory basis with respect to certain payments that will, or may be made to LiveRamp’s named executive officers that are based on or otherwise relate to the Merger. For additional information, see the section entitled “Advisory Vote on Named Executive Officer Merger-Related Compensation (Proposal 7)”.

LiveRamp Holdings, Inc. Notice of 2026 Special Meeting and Proxy Statement   16

Q.
What will happen if LiveRamp stockholders do not approve the Merger Compensation Proposal?

A.
The vote on the Merger Compensation Proposal is a vote separate and apart from the vote on the Merger Agreement Proposal. Accordingly, a stockholder may vote to approve the Merger Agreement Proposal and vote not to approve the Merger Compensation Proposal, and vice versa. Because the vote on the Merger Compensation Proposal is advisory in nature only, it will not be binding on LiveRamp, Parent or Merger Sub. Accordingly, if the Merger Agreement is adopted by LiveRamp stockholders and the Merger is completed, the Merger-related compensation may be paid to LiveRamp’s named executive officers to the extent payable in accordance with the terms of their respective compensation agreements and arrangements even if LiveRamp stockholders do not approve the Merger Compensation Proposal.

Q.
Do any of LiveRamp’s directors or executive officers have any interests in the Merger Agreement that are different from, or in addition to, my interests as a LiveRamp stockholder?

A.
In considering the recommendation of the Board that LiveRamp stockholders adopt the Merger Agreement, LiveRamp stockholders should be aware that the executive officers and directors of LiveRamp have certain interests in the Merger Agreement, the Merger and the other Transactions contemplated by the Merger Agreement that may be different from, or in addition to, the interests of LiveRamp stockholders generally. The Board was aware of these interests and considered them, among other matters, in approving the Merger Agreement and in making their recommendation that LiveRamp stockholders approve the adoption of the Merger Agreement. These interests include, among others, as applicable, the treatment of outstanding LiveRamp equity awards, potential severance payments and benefits under our severance arrangements, cash retention awards and continued indemnification and insurance coverage. These interests are discussed in more detail in the section entitled “The Merger Agreement (Proposal 1) — Interests of LiveRamp’s Directors and Executive Officers in the Merger”.

Q.
When do you expect the Merger to be completed?

A.
We expect to complete the Merger by December 31, 2026, subject to fulfillment of customary conditions to Closing, including the approval of LiveRamp stockholders and receipt of required regulatory approvals and clearances. The Merger is subject to various regulatory approvals and clearances and other conditions, and it is possible that factors outside the control of LiveRamp, Parent or Merger Sub could result in the Merger being completed at a later time, or not at all. There may be a substantial amount of time between the Special Meeting and the completion of the Merger. We expect to complete the Merger promptly following the receipt of all required approvals.

Q.
What are the material U.S. federal income tax consequences of the Merger?

A.
The exchange of shares of Common Stock for cash in the Merger will be a taxable transaction for U.S. federal income tax purposes. In general, for such purposes, a U.S. Holder (as defined in the section entitled “Material U.S. Federal Income Tax Consequences of the Merger”) who receives cash in the Merger in exchange for shares of Common Stock will recognize gain or loss for U.S. federal income tax purposes in an amount equal to the difference, if any, between the amount of cash that the U.S. Holder receives pursuant to the Merger with respect to such shares and the U.S. Holder’s adjusted tax basis in such shares. Such gain or loss will generally be long-term capital gain or loss if the U.S. Holder’s holding period in such Common Stock exceeds one year at the time of the Merger.

A Non-U.S. Holder (as defined in the section entitled “Material U.S. Federal Income Tax Consequences of the Merger”) generally will not be subject to U.S. federal income tax with respect to the exchange of shares of Common Stock for cash pursuant to the Merger unless such Non-U.S. Holder has certain connections to the United States. However, a Non-U.S. Holder may be subject to backup withholding unless such Non-U.S. Holder complies with certain certification procedures or otherwise establishes a valid exemption.
You should read the section entitled “Material U.S. Federal Income Tax Consequences of the Merger” and consult your tax advisor regarding the particular tax consequences of the Merger to you, including any tax consequences arising under the laws of any state, local or foreign taxing jurisdiction or other U.S. federal tax laws.

Questions And Answers About The Special Meeting And The Merger
Q.
What happens if I sell or otherwise transfer my shares of Common Stock after the Record Date but before the Special Meeting?

A.
The Record Date for the Special Meeting is earlier than the date of the Special Meeting and the date on which the Merger is expected to be completed. If you sell or transfer your shares of Common Stock after the Record Date but before the Special Meeting, unless special arrangements (such as provision of a proxy) are made between you and the person to whom you sell or otherwise transfer your shares of Common Stock, and each of you notifies LiveRamp in writing of such special arrangements, you will transfer the right to receive the Merger Consideration, if the Merger is completed, to the person to whom you sell or transfer your shares of Common Stock, but you will retain your right to vote those shares at the Special Meeting. Even if you sell or otherwise transfer your shares of Common Stock after the Record Date, we encourage you to sign, date and return the enclosed proxy card in the accompanying reply envelope or grant your proxy electronically over the internet or by telephone (in accordance with the instructions detailed in the section entitled “The Special Meeting”).

Q.
Who is soliciting my vote?

A.
The Board is soliciting your proxy, and LiveRamp will bear the cost of soliciting proxies. We have hired Innisfree M&A Incorporated (“Innisfree”) to help us send out the proxy materials and to solicit proxies for the Special Meeting, the estimated cost of which is approximately $40,000 plus reimbursement of certain additional out-of-pocket expenses. We will ask banks, brokerage houses, fiduciaries and custodians holding shares of Common Stock in their names for others to send proxy materials to and obtain proxies from the beneficial owners of such shares, and we will reimburse them for their reasonable expenses in doing so. We and our directors, officers and regular employees may solicit proxies by mail, personally, by telephone or by other appropriate means. No additional compensation will be paid to directors, officers or other regular employees for such services.

Q.
What do I need to do now?

A.
Carefully read and consider the information contained in and incorporated by reference into this proxy statement, including its annexes. Whether or not you expect to attend the Special Meeting via the virtual meeting website or by proxy, please submit a proxy to vote your shares of Common Stock as promptly as possible so that such shares may be represented and voted at the Special Meeting. A failure to vote your shares of Common Stock or an abstention from voting will have the same effect as a vote “AGAINST” the Merger Agreement Proposal.

Q.
If the Merger is completed, how do I obtain the Merger Consideration for my shares of Common Stock?

A.
Upon the terms and subject to the conditions of the Merger Agreement, at the Effective Time, each Eligible Share will be automatically cancelled (and shall cease to exist) and converted into the right to receive the Merger Consideration. If your shares of Common Stock are evidenced by stock certificates, after the Merger is completed, you will receive a letter of transmittal and related materials from the paying agent for the Merger with detailed written instructions for exchanging your shares of Common Stock. Holders of book-entry shares will not be required to deliver a certificate or an executed letter of transmittal to the paying agent to receive the Merger Consideration. If your shares of Common Stock are held in “street name” by your broker, bank or other nominee, you may receive instructions from your broker, bank or other nominee as to what action, if any, you need to take to effect the surrender of your “street name” shares in exchange for the Merger Consideration.

Q.
Should I send in my stock certificates or other evidence of ownership now?

A.
No. You should not return any stock certificate or send documents evidencing ownership of Common Stock now or with the proxy card. If the Merger is completed, the paying agent for the Merger will send you a letter of transmittal and instructions for exchanging your shares of Common Stock for the Merger Consideration for each share.

Q.
Am I entitled to exercise appraisal rights under the DGCL instead of receiving the Merger Consideration for each of my shares of Common Stock?

A.
If the Merger is completed, holders of shares of Common Stock issued and outstanding immediately prior to the Effective Time who do not vote in favor of the adoption of the Merger Agreement, who duly demand appraisal pursuant to Section 262 of the DGCL and have not effectively withdrawn their demand or otherwise waived or lost their rights to appraisal, are entitled to seek appraisal of their shares of Common Stock in connection with

LiveRamp Holdings, Inc. Notice of 2026 Special Meeting and Proxy Statement   18

the Merger under Section 262 of the DGCL if they take certain actions and meet certain conditions. For additional information, see the section entitled “Appraisal Rights”. In addition, a copy of Section 262 of the DGCL, which details the applicable Delaware appraisal statute, may be accessed without subscription or cost at the following publicly available website: https://delcode.delaware.gov/title8/c001/sc09/index.html#262.
Failure to strictly comply, timely and properly, with the requirements of Section 262 of the DGCL will result in the loss of your right to appraisal. We encourage you to read these provisions carefully and in their entirety and, in view of their complexity, to promptly consult with your legal and financial advisors if you wish to pursue your appraisal rights in connection with the Merger.
Q.
How many shares must be present to constitute a quorum for the Special Meeting?

A.
The holders of a majority of the voting power of all of the outstanding shares of Common Stock entitled to vote at the Special Meeting, present virtually via the internet or by proxy, will constitute a quorum. Your shares will be counted towards the quorum only if you submit a valid proxy (or if one is submitted on your behalf by your broker, bank or other agent) or if you attend the Special Meeting via the virtual meeting website. Abstentions will be counted towards the quorum requirement.

At the close of business on the Record Date, there were [      ] shares of Common Stock outstanding. Thus, a total of  [       ] shares are entitled to vote at the Special Meeting and holders of shares of Common Stock representing at least [       ] votes must be represented at the Special Meeting, virtually via the internet or by proxy, to have a quorum. If a quorum is established, each holder of Common Stock shall be entitled to one vote on each of the matters presented at the Special Meeting for each share of Common Stock outstanding in his or her name on the Record Date. There must be a quorum for business to be conducted at the Special Meeting. Failure of a quorum to be present at the Special Meeting will necessitate an adjournment or postponement and will subject LiveRamp to additional expense.
Accordingly, in addition to the shares held by our directors and executive officers, LiveRamp will need an additional [       ] shares of Common Stock (or about [     ]% of the outstanding Common Stock) to be counted as present in order to have a quorum at the Special Meeting.
Q.
What is a proxy?

A.
A proxy is a LiveRamp stockholder’s legal designation of another person to vote shares of Common Stock owned by such LiveRamp stockholder on their behalf. If you are a LiveRamp stockholder of record, you can vote by proxy over the internet, by telephone or by mail by following the instructions provided in the enclosed proxy card. If you hold shares of Common Stock beneficially in “street name”, you should follow the voting instructions provided by your bank, broker or other nominee.

Q.
What does it mean if I receive more than one set of proxy materials?

A.
This means you own shares of Common Stock that are registered under different names or are in more than one account. For example, you may own some shares of Common Stock directly as a stockholder of record and other shares of Common Stock through a broker or you may own shares of Common Stock through more than one broker. In these situations, you will receive multiple sets of proxy materials. You must vote, sign and return all of the proxy cards or follow the instructions for any alternative voting procedure on each of the proxy cards that you receive in order to vote all of the shares of Common Stock you own. Each proxy card you receive comes with its own prepaid return envelope. If you submit your proxy by mail, make sure you return each proxy card in the return envelope that accompanies that proxy card. For joint accounts, each owner should sign the proxy card. When signing as executor, administrator, attorney, trustee, guardian, etc., please print your full title on the proxy card.

Q.
Will my shares held in “street name” or another form of record ownership be combined for voting purposes with shares I hold of record?

A.
No. Because any shares of Common Stock you may hold in “street name” will be deemed to be held by a different stockholder than any shares you hold of record, any shares of Common Stock so held will not be combined for voting purposes with shares of Common Stock you hold of record. Similarly, if you own shares in various registered forms, such as jointly with your spouse, as trustee of a trust or as custodian for a minor, you will receive, and will need to sign and return, a separate proxy card for those shares of Common Stock because they are held in a different form of record ownership. Shares of Common Stock held by a corporation or business

Questions And Answers About The Special Meeting And The Merger
entity must be voted by an authorized officer of the entity. Shares of Common Stock held in an individual retirement account must be voted under the rules governing the account.
Q.
Where can I find the voting results of the Special Meeting?

A.
LiveRamp intends to announce preliminary voting results at the Special Meeting and to publish final results in a Current Report on Form 8-K that will be filed with the SEC following the Special Meeting. All reports that LiveRamp files with the SEC are publicly available.

Q.
What happens if the Merger is not completed?

A.
If the Merger Agreement is not adopted by LiveRamp stockholders or if the Merger is not completed for any other reason, LiveRamp stockholders will not receive any payment for their shares of Common Stock in connection with the Merger. Instead, shares of Common Stock will continue to be listed and traded on the NYSE. The Merger Agreement provides that, (i) upon termination of the Merger Agreement under certain circumstances, LiveRamp may be required to pay to Parent a termination fee of  $32,350,000 and (ii) Parent will be required to pay LiveRamp a termination fee in the same amount if the Merger Agreement is terminated because a governmental entity of competent jurisdiction has issued a final, non-appealable order permanently prohibiting the consummation of the Merger, among other reasons. See the section entitled “The Merger Agreement — Effect of Termination — Termination Fee” for a discussion of the circumstances under which such a termination fee may be required to be paid.

Q.
How many copies of this proxy statement and related voting materials should I receive if I share an address with another stockholder?

A.
The SEC’s proxy rules permit companies and intermediaries, such as brokers, to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement to those stockholders. This process, which is commonly referred to as “householding”, potentially provides extra convenience for stockholders and cost savings for companies. LiveRamp and some brokers may be householding our proxy materials by delivering a single set of proxy materials to multiple stockholders who share an address, unless contrary instructions have been received from the affected stockholders. However, if you are residing at such an address and wish to receive a separate set of proxy materials, you may request them by calling our Corporate Secretary at (888) 987-6764, or by submitting a request in writing to our Corporate Secretary, c/o LiveRamp Holdings, Inc., Corporate Secretary at 301 Main Street, 2nd Floor, Little Rock, AR 72201, and we will promptly deliver a separate set of the proxy materials to you. If you are receiving multiple copies of our proxy statement, you can request householding by contacting the Corporate Secretary in the same manner described above.

Q.
Who should I contact if I have any questions or would like to obtain additional information about LiveRamp?

A.
LiveRamp will provide copies of this proxy statement, its annexes and the documents incorporated by reference herein, without charge to any stockholder who makes a written request to our Corporate Secretary at LiveRamp Holdings, Inc., 301 Main Street, 2nd Floor, Little Rock, AR 72201. LiveRamp’s Annual Report on Form 10-K and other SEC filings may also be accessed at https://www.sec.gov or on LiveRamp’s Investor Relations website at https://investors.liveramp.com. LiveRamp’s website address is provided as an inactive textual reference only. The information provided on or accessible through our website is not part of this proxy statement and is not incorporated in this proxy statement by this or any other reference to our website provided in this proxy statement.

If you have any questions about the Special Meeting or how to vote your shares, please contact Innisfree, which has been retained to assist us in the distribution and solicitation of proxies, by calling toll-free at (877) 750-0625. Banks, brokers and other nominees should call at (212) 750-5833.
LiveRamp Holdings, Inc. Notice of 2026 Special Meeting and Proxy Statement   20

Cautionary Statement Regarding Forward-Looking Statements

All statements other than statements of historical facts included in this proxy statement that address activities, events or developments that we expect, believe or anticipate will or may occur in the future are forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including, in particular, financial estimates and statements about the expected timing, completion and effects or benefits of the Merger. These forward-looking statements are based on management’s current expectations and beliefs and are subject to uncertainties and factors, all of which are difficult to predict and many of which are beyond our control and could cause actual results to differ materially and adversely from those described in the forward-looking statements. These risks include, but are not limited to: (i) uncertainties as to the timing of the Merger; (ii) the risk that the Merger may not be completed on the anticipated terms in a timely manner or at all; (iii) the failure to satisfy any or all of the various conditions to the consummation of the Merger, including receiving, on a timely basis or otherwise, the requisite vote of LiveRamp stockholders or failing to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals); (iv) the possibility that competing offers or acquisition proposals for LiveRamp will be made; (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, including in circumstances which would require LiveRamp to pay a termination fee; (vi) the effect of the announcement or pendency of the Merger on LiveRamp’s ability to retain and hire key personnel, maintain relationships with its customers, suppliers and others with whom LiveRamp does business, or its operating results and business generally; (vii) risks related to diverting management’s attention from LiveRamp’s ongoing business operations; (viii) the risk that stockholder litigation in connection with the Merger may result in significant costs of defense, indemnification and liability; (ix) certain restrictions during the pendency of the Merger that may impact LiveRamp’s ability to pursue certain business opportunities or strategic transactions; (x) the risk that any announcements relating to the Merger could have adverse effects on the market price of LiveRamp’s common stock, including if the Merger is not consummated; (xi) legislative, regulatory and economic developments; and (xii) other factors discussed in the “Risk Factors” sections of LiveRamp’s most recent periodic and current reports filed with the SEC, all of which you may obtain for free on the SEC’s website at www.sec.gov. Although we believe that the expectations reflected in our forward-looking statements are reasonable, we do not know whether our expectations will prove correct. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, even if subsequently made available by us on our website or otherwise. We do not undertake any obligation to update, amend or clarify these forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Parties to the Merger

LiveRamp
LiveRamp is a leading data collaboration technology company, empowering marketers and media owners to deliver and measure marketing performance everywhere it matters. LiveRamp’s data collaboration network seamlessly unites data across advertisers, ad tech platforms, publishers, data providers, and commerce media networks, unlocking insights that deliver transformational consumer experiences, and drive measurable business outcomes. As consumers embrace AI-powered experiences, the LiveRamp data collaboration network expands the breadth and accuracy of the data on which marketing AI capabilities operate. Our platform is engineered for AI agent accessibility, facilitating autonomous data collaboration between the specialized AI agents utilized by our customers and partners and our networked platform. Built on a foundation of strict neutrality, interoperability, and global scale, LiveRamp enables organizations to maximize the value of their data while accelerating business growth.
LiveRamp is a Delaware corporation headquartered in San Francisco, California. Our Common Stock is listed on the NYSE under the symbol “RAMP.” We serve a global customer base from locations in the United States, Europe, and the APAC region. Our direct customer list includes many of the world’s best-known and most innovative brands across most major industry verticals, including but not limited to financial, insurance and investment services, information systems, direct marketing, retail, automotive, telecommunications, technology, consumer packaged goods, media, healthcare, travel and hospitality, entertainment and non-profit. We serve thousands of additional companies through our expansive partner ecosystem, unlocking access to unique customer moments and creating powerful network effects. LiveRamp’s principal place of business is 225 Bush Street, Seventeenth Floor, San Francisco, CA 94104, and its telephone number is (888) 987-6764.
Publicis
Publicis [Euronext Paris FR0000130577, CAC 40] is a global leader in communication. Publicis is positioned at every step of the value chain, from consulting to execution, combining marketing transformation and digital business transformation. Publicis is a privileged partner in its clients’ transformation to enhance personalization at scale. Publicis relies on ten expertise concentrated within four main activities: Communication, Media, Data and Technology. Through a unified and fluid organization, its clients have a facilitated access to all its expertise in every market. Present in over 100 countries, Publicis employs around 114,000 professionals. Publicis’s principal place of business is Publicis Groupe S.A. 133, avenue des Champs-Élysées Paris, France 75008 and its telephone number is +33 (0) 1 44 43 70 00.
Parent
Parent is the parent of Merger Sub and a wholly owned subsidiary of Publicis. Parent’s principal place of business is 375 Hudson Street, New York, NY 10014 and its telephone number is (212) 279-5550.
Merger Sub
Merger Sub is a wholly owned subsidiary of Parent and has not engaged in any business or operations or incurred any liabilities or obligations, except for those activities incidental to its formation and the Transactions contemplated by the Merger Agreement. Upon consummation of the Merger, Merger Sub will be merged with and into LiveRamp and will cease to exist, with LiveRamp surviving the Merger as a wholly owned subsidiary of Parent. Merger Sub’s principal executive offices are maintained at 375 Hudson Street, New York, NY 10014 and its telephone number is (212) 279-5550.
LiveRamp Holdings, Inc. Notice of 2026 Special Meeting and Proxy Statement   22

The Special Meeting

This proxy statement is being provided to the stockholders of LiveRamp as part of a solicitation of proxies by the Board for use at the Special Meeting to be held at the time and place specified below, and at any properly convened meeting following an adjournment or postponement thereof. This proxy statement provides stockholders of LiveRamp with the information they need to know to be able to vote or to instruct their vote to be cast at the Special Meeting.
Date, Time and Place of the Special Meeting
The Special Meeting of stockholders of LiveRamp is scheduled to be held on [      ], 2026 beginning at [      ] (Pacific Time), via the internet at www.virtualshareholdermeeting.com/RAMP2026. The Record Date for the Special Meeting is [      ], 2026. Only stockholders of record at the close of business on that date are entitled to attend and to vote at the Special Meeting via the internet by logging in to the virtual meeting website. However, if you are the stockholder of record as of the Record Date, you do not need to attend the Special Meeting to vote your shares. Instead, you may simply complete, sign, date and return the enclosed proxy card or submit your proxy through the internet or by telephone according to the instructions contained in the enclosed proxy card. If you are a beneficial owner of our shares, the manner of voting and the availability of telephone and internet voting will depend on the voting process of the bank, broker or nominee who holds your shares. Whether or not you plan to attend the Special Meeting, we urge you to complete and return the enclosed proxy card or submit your proxy card through the internet or by telephone by following the instructions provided in the proxy card to ensure that your vote is counted. You will not be able to attend the Special Meeting in-person.
Purpose of the Special Meeting
At the Special Meeting, we will ask stockholders of LiveRamp to consider and vote on the following:
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the Merger Agreement Proposal;

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the Adjournment Proposal, if necessary;

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the Director Election Proposal;

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the Share Increase Proposal;

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the Say-On-Pay Proposal;

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the Auditor Ratification Proposal; and

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the Merger Compensation Proposal.

Recommendation of the Board
After careful consideration, the Board has unanimously (i) determined that the terms of the Merger Agreement and the Transactions contemplated thereby, including the Merger, are fair to, and in the best interests of, LiveRamp and its stockholders, (ii) determined that it is in the best interests of LiveRamp and its stockholders and declared advisable to enter into the Merger Agreement, (iii) approved the execution and delivery of the Merger Agreement by LiveRamp, the performance by LiveRamp of its covenants and agreements contained therein and the consummation of the Merger and the other Transactions contemplated by the Merger Agreement upon the terms and subject to the conditions contained therein, and (iv) resolved to recommend that our stockholders adopt the Merger Agreement and approve the Transactions contemplated thereby, including the Merger. Certain factors considered by the Board in reaching its recommendation can be found in the section entitled “The Merger Agreement (Proposal 1) — Recommendation of the Board”. The Board recommends that LiveRamp stockholders vote “FOR” approval of the Merger Agreement Proposal, “FOR” approval of the Adjournment Proposal, if necessary, “FOR” each of the nominees included in the Director Election Proposal, “FOR” approval of the Share Increase Proposal, “FOR” approval of the Say-On-Pay Proposal, “FOR” approval of the Auditor Ratification Proposal and “FOR” approval of the Merger Compensation Proposal.
Our stockholders must approve the Merger Agreement Proposal in order for the Merger to occur. If our stockholders fail to approve the Merger Agreement Proposal, the Merger will not occur. A copy of the Merger Agreement is attached as Annex A to this proxy statement, which we encourage you to read carefully and in its entirety.
The vote on the Merger Compensation Proposal is a vote separate and apart from the vote on the Merger Agreement Proposal. Accordingly, a stockholder may vote to approve the Merger Agreement Proposal and vote not to approve

The Special Meeting
the Merger Compensation Proposal, and vice versa. Because the vote on the Merger Compensation Proposal is advisory in nature only, it will not be binding on LiveRamp, Parent or Merger Sub. Accordingly, if the Merger Agreement is adopted by LiveRamp stockholders and the Merger is completed, the Merger-related compensation may be paid to LiveRamp’s named executive officers to the extent payable in accordance with the terms of their respective compensation agreements and arrangements even if the stockholders do not approve the Merger Compensation Proposal.
Record Date; Stockholders Entitled to Vote
Only holders of record of Common Stock at the close of business on [      ], 2026, the Record Date, will be entitled to notice of, and to vote at, the Special Meeting or any adjournments or postponements of the Special Meeting. At the close of business on the Record Date, [     ] shares of Common Stock were issued and outstanding. The holders of shares of Common Stock will have one vote for each share of Common Stock they owned as of the close of business on the Record Date.
Quorum
A quorum of stockholders is necessary to hold a valid meeting. The holders of a majority of the voting power of all of the shares of Common Stock entitled to vote at the Special Meeting, present virtually via the internet or by proxy, will constitute a quorum. At the close of business on the Record Date, there were [     ] shares of Common Stock outstanding. Thus, a total of  [     ] shares are entitled to vote at the Special Meeting and holders of shares of Common Stock representing at least [     ] votes must be represented at the Special Meeting, present virtually via the internet or by proxy, to have a quorum.
Your shares will be counted towards the quorum only if you submit a valid proxy (or if one is submitted on your behalf by your broker, bank or other agent) or if you attend the Special Meeting. Abstentions will be counted towards the quorum requirement.
Once a share of Common Stock is represented at the Special Meeting, it will be counted for the purpose of determining a quorum at the Special Meeting and any adjournment or postponement of the Special Meeting, except as set forth below. If a quorum is not present at the Special Meeting, the stockholders entitled to vote at such meeting, present in person or represented by proxy, may adjourn the meeting from time to time (without notice other than announcement at the meeting) until a quorum is present pursuant to LiveRamp’s Third Amended and Restated Bylaws (the “Bylaws”). At the adjourned meeting LiveRamp may transact any business which might have been transacted at the original meeting. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting in the manner provided in the Bylaws.
Accordingly, in addition to the shares held by our directors and executive officers, LiveRamp will need an additional [     ] shares of Common Stock (or about [     ]% of the outstanding Common Stock) to be counted as present in order to have a quorum at the Special Meeting.
Required Vote
Approval of the Merger Agreement Proposal requires the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the outstanding shares of Common Stock entitled to vote thereon. Assuming a quorum, abstentions and broker non-votes will have the same effect as a vote “AGAINST” the Merger Agreement Proposal. Pursuant to the Merger Agreement, such approval is a condition to the consummation of the Merger.
Approval of the Adjournment Proposal, if necessary, requires the affirmative vote of a majority of votes cast on the matter. Assuming a quorum, abstentions and broker non-votes will have no effect on the approval of the Adjournment Proposal.
Election of each nominee included in the Director Election Proposal requires the affirmative vote of a majority of the votes cast for each nominee. Assuming a quorum, abstentions and broker non-votes will have no effect on the approval of the Director Election Proposal.
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Approval of the Share Increase Proposal requires the affirmative vote of a majority of the votes cast on the matter. Assuming a quorum, abstentions and broker non-votes will have no effect on the approval of the Share Increase Proposal.
Approval of the Say-On-Pay Proposal requires the affirmative vote of a majority of the votes cast on the matter. Assuming a quorum, abstentions and broker non-votes will have no effect on the approval of the Say-On-Pay Proposal.
Approval of the Auditor Ratification Proposal requires the affirmative vote of a majority of the votes cast on the matter. Assuming a quorum, abstentions on the approval of the Auditor Ratification Proposal will have no effect on the Auditor Ratification Proposal. Broker non-votes are not applicable to the approval of the Auditor Ratification Proposal.
Approval of the Merger Compensation Proposal requires the affirmative vote of a majority of the votes cast on the matter. Assuming a quorum, abstentions and broker non-votes will have no effect on the approval of the Merger Compensation Proposal.
A majority of votes cast means that the number of votes cast “FOR” a director nominee’s election or a proposal must exceed the number of votes cast “AGAINST” it.
As of the Record Date, the current directors and executive officers of LiveRamp beneficially owned and were entitled to vote, in the aggregate, [     ] shares of Common Stock (not including any shares of Common Stock deliverable upon exercise of or underlying any LiveRamp equity award), representing approximately [     ]% of the outstanding voting power of Common Stock as of the Record Date. We currently expect that each of the directors and executive officers of LiveRamp will vote all of his or her shares “FOR” each of the proposals to be presented at the Special Meeting.
Accordingly, in addition to the shares held by our directors and executive officers, LiveRamp will need an additional [     ] shares of Common Stock (or about [     ]% of the outstanding Common Stock) to be voted in favor of the Merger Agreement Proposal to approve such proposal.
Abstentions and Broker Non-Votes; Failure to Vote
An abstention occurs when a stockholder attends a meeting, virtually via the internet or by proxy, but abstains from voting. At the Special Meeting, abstentions will be counted in determining whether a quorum is present. If a stockholder abstains from voting or fails to vote its shares of Common Stock (including the failure of a record owner to execute and return a proxy card and the failure of a beneficial owner of shares of Common Stock held in “street name” by a broker to give voting instructions to the broker), that abstention or failure to vote will have the same effect as if the stockholder voted “AGAINST” the Merger Agreement Proposal. However, abstentions and a failure to return your proxy card or otherwise vote your shares of Common Stock will have no effect on the remaining proposals, assuming a quorum is present.
Each “broker non-vote” (i) will also count as a vote “AGAINST” the Merger Agreement Proposal, (ii) will not be applicable to the Auditor Ratification Proposal and (iii) will have no effect on the remaining proposals. Broker non-votes are shares of Common Stock held by brokers that are present in person or by proxy at the Special Meeting, but with respect to which the broker is not instructed by the beneficial owner of such shares of Common Stock how to vote on a particular proposal, and the broker does not have discretionary voting power on such proposals.
If you properly sign your proxy card but do not mark the boxes showing how your shares of Common Stock should be voted on a matter, the shares represented by your properly signed proxy will be voted: (1) “FOR” the Merger Agreement Proposal; (2) “FOR” the Adjournment Proposal, if necessary; (3) “FOR” each of the nominees included in the Director Election Proposal; (4) “FOR” the Share Increase Proposal; (5) “FOR” the Say-On-Pay Proposal; (6) “FOR” the Auditor Ratification Proposal; and (7) “FOR” the Merger Compensation Proposal.
Voting at the Special Meeting
The Special Meeting of stockholders of LiveRamp to consider and vote on the Merger Agreement and the other voting items discussed herein is scheduled to be held on [      ], 2026 beginning at [      ] (Pacific Time) (unless the Special Meeting is adjourned or postponed), via the virtual meeting website. For each of the Merger Agreement

The Special Meeting
Proposal, the Adjournment Proposal, if necessary, the nominees included in the Director Election Proposal, the Share Increase Proposal, the Say-On-Pay Proposal, the Auditor Ratification Proposal and the Merger Compensation Proposal, you may vote “FOR” or “AGAINST” or abstain from voting. The procedures for voting are described below, based upon your form of ownership.
Stockholder of Record: Shares Registered in Your Name
If at the close of business on the Record Date, your shares of Common Stock were registered directly in your name with our transfer agent, Broadridge, then you are the stockholder of record for these shares. As a stockholder of record, you may vote either via the virtual meeting website at the Special Meeting or by proxy. Whether or not you plan to attend the Special Meeting, we urge you to complete and return the enclosed proxy card or submit your proxy card through the internet or by telephone by following the instructions provided in the proxy card to ensure that your vote is counted.
The procedures for voting by proxy are as follows:
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By internet. You can submit a proxy over the internet to vote your shares by following the instructions provided on the proxy card or voting instruction form accompanying the proxy materials you received.

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By telephone. You can submit a proxy over the telephone following the instructions provided on the proxy card or voting instruction form accompanying the proxy materials you received.

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By mail. If you received paper proxy materials in the mail, you can submit a proxy by mail to vote your shares by completing, signing and returning the proxy card or voting instruction form accompanying the proxy materials you received.

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During the meeting. If you are a stockholder of record or a beneficial owner as of the [      ] , 2026 Record Date, you may vote virtually via the internet during the Special Meeting. If you desire to vote virtually via the internet at the meeting, please follow the instructions for attending and voting during the Special Meeting posted at www.virtualshareholdermeeting.com/RAMP2026. Beneficial owners must obtain a legal proxy from their broker, bank or other nominee to vote during the meeting. Follow the instructions from your broker, bank or other nominee included with your proxy materials, or contact your broker, bank or other nominee to request a legal proxy. All votes must be received by the independent inspector of election before the polls close during the meeting.

If you submit a proxy over the internet or by telephone, your vote must be received by 8:59 p.m. (Pacific Time) on [      ], 2026, to be counted.
To vote during the live webcast of the Special Meeting, you must first log into the meeting portal at www.virtualshareholdermeeting.com/RAMP2026, where you will be able to submit questions and vote during the meeting. Stockholders will be able to access the Special Meeting website beginning at [      ] (Pacific Time) on [      ], 2026.
Whether or not you plan to attend the Special Meeting by attendance via the virtual meeting website or by proxy, as applicable, we urge you to vote by proxy to ensure your vote is counted. Voting in advance does not affect your right to attend the Special Meeting. You may still attend the Special Meeting if you have already voted by proxy. If you submit the enclosed proxy card and also attend the Special Meeting, you do not need to vote again at the Special Meeting unless you want to change your vote. We encourage you to vote over the internet or by telephone, both of which are convenient, cost-effective and reliable alternatives to returning a proxy card by mail.
Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Agent
If at the close of business on the Record Date, your shares of Common Stock were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct your broker, bank or other agent regarding how to vote the shares in your account. The availability of telephone and internet voting will depend on the voting process of the broker or nominee. Certain of these institutions offer the ability to direct your agent how to vote through the internet or by telephone.
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If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from LiveRamp. To ensure that your vote is counted, simply complete and mail the proxy card or, if provided by your agent, follow the instructions for submitting your proxy through the internet or by telephone. You are also invited to attend the Special Meeting. However, because you are not the stockholder of record, you may not vote your shares via the virtual meeting website at the Special Meeting unless you request and obtain a valid proxy issued in your name from your broker, bank or other agent considered the stockholder of record of the shares.
Beneficial Owner: Shares Held through LiveRamp Retirement Savings Plan
If you hold shares as a participant in LiveRamp’s 401(k) Retirement Savings Plan, you can vote your shares by internet, telephone or mail by following the instructions provided in the voting instruction form accompanying the proxy materials you received. Your completed voting instructions, whether submitted by internet, by telephone or by mail, must be received by 8:59 p.m. (Pacific Time) on [      ], 2026, in order to allow sufficient time for your vote to be tabulated by the plan’s trustee. You also may revoke or change your voting instruction at any time prior to the cut-off time. Due to the tabulation requirements of the plan administrator, participants in LiveRamp’s 401(k) Retirement Savings Plan may not vote their shares during the Special Meeting.
Proxies and Revocation
Any stockholder of record entitled to vote at the Special Meeting may vote at the Special Meeting, or by submitting a proxy to vote via the internet, by telephone or by mail using the enclosed postage-prepaid envelope. If you are a beneficial owner of shares of Common Stock, and your shares of Common Stock are held in “street name”, you should instruct your bank, broker or other nominee on how to vote your shares of Common Stock using the instructions provided by your bank, broker or other nominee. If you fail to submit a proxy, or you do not provide your bank, broker or other nominee with instructions, as applicable, your shares of Common Stock will not be voted on the Merger Agreement Proposal, which will have the same effect as a vote “AGAINST” the Merger Agreement Proposal.
If you fail to vote at the Special Meeting, fail to return your proxy card or fail to submit your proxy to vote via the internet or by telephone, or if your shares of Common Stock are held in “street name” by your bank, broker or other nominee, and you fail to instruct your bank, broker or other nominee to vote, your shares of Common Stock will not be voted and will not have an effect on the approval of the Adjournment Proposal, Director Election Proposal, the Share Increase Proposal, the Say-On-Pay Proposal and the Merger Compensation Proposal, assuming a quorum is present.
You have the right to revoke a proxy at any time prior to the taking of the vote at the Special Meeting. You may revoke your proxy prior to the taking of the vote at the Special Meeting by submitting a new proxy to vote your shares of Common Stock over the internet or by telephone (only your latest internet or telephone proxy is counted), by signing a later-dated new proxy and mailing it, in each case, in accordance with the instructions on the enclosed proxy card or by sending a written revocation of your proxy to LiveRamp prior to the Special Meeting to our Corporate Secretary, c/o LiveRamp Holdings, Inc., 301 Main Street, 2nd Floor, Little Rock, AR 72201. In addition, you may revoke your proxy by attending the Special Meeting and voting your shares of Common Stock via the virtual meeting website; however, attending the Special Meeting alone will not revoke your written, internet or telephone proxy, as the case may be, unless you specifically request revocation or vote virtually via the internet at the Special Meeting.
If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, follow the voting instructions from that organization included with these proxy materials, or contact that organization to determine how you may revoke your proxy.
Solicitation of Proxies
The Board is soliciting your proxy, and LiveRamp will bear the costs of the solicitation of proxies for the Special Meeting. We have hired Innisfree to help us send out the proxy materials and to solicit proxies for the Special Meeting, the estimated cost of which is approximately $40,000 plus reimbursement of certain additional out of pocket expenses. We will ask banks, brokerage houses, fiduciaries and custodians holding shares of Common Stock in their names for others to send proxy materials to and obtain proxies from the beneficial owners of such shares, and we will reimburse them for their reasonable expenses in doing so. We and our directors, officers and regular employees may

The Special Meeting
solicit proxies by mail, personally, by telephone or by other appropriate means. No additional compensation will be paid to directors, officers or other regular employees for such services.
Rights of Stockholders Who Seek Appraisal
LiveRamp stockholders are entitled to appraisal rights under the DGCL in connection with the Merger, provided that such stockholders comply with the requirements of Section 262 of the DGCL. If the Merger is completed, any LiveRamp stockholder who does not vote in favor of the Merger Agreement Proposal and who otherwise complies with the requirements of Section 262 of the DGCL has the right to seek appraisal of such person’s shares of Common Stock and to receive payment in cash for the “fair value” of such person’s shares of Common Stock, as determined by the Delaware Court of Chancery, to be paid upon the amount determined to be “fair value”, in lieu of the amount of the Merger Consideration for each share you would have received pursuant to the Merger Agreement. The ultimate amount you may receive in an appraisal proceeding may be less than, equal to or more than the amount you would have otherwise received under the Merger Agreement if you do not seek appraisal of your shares of Common Stock.
To exercise your appraisal rights with respect to your shares of Common Stock, you must, among other things, deliver a written demand for appraisal to LiveRamp before the vote is taken on the Merger Agreement Proposal, you must not vote (either via the virtual meeting website at the Special Meeting or by proxy) in favor of the Merger Agreement Proposal with respect to such shares of Common Stock, and you must continue to hold such shares of Common Stock from the date of making the demand for appraisal through the Effective Time. As such, merely voting against, abstaining or failing to vote on the Merger Agreement Proposal will not by itself preserve your right to appraisal under the DGCL. If you fail to follow exactly the procedures set forth in Section 262 of the DGCL, you will lose your appraisal rights. The requirements for exercising appraisal rights are further described in the section entitled “Appraisal Rights”. In addition, a copy of Section 262 of the DGCL, which details the applicable Delaware appraisal statute, may be accessed without subscription or cost at the following publicly available website: https://delcode.delaware.gov/title8/c001/sc09/index.html#262. We encourage you to read these provisions carefully and in their entirety. If you hold your shares of Common Stock through a bank, broker or other nominee and you wish to exercise your appraisal rights, you should consult with your bank, broker or other nominee to determine the appropriate procedures. In view of the complexity of the DGCL, LiveRamp stockholders who may wish to pursue appraisal rights should consult their legal and financial advisors promptly. The discussion of appraisal rights in this proxy statement is not a full summary of the law pertaining to appraisal rights under the DGCL, and is qualified in its entirety by the full text of Section 262 of the DGCL, accessible without subscription or costs at the following publicly available website: https://delcode.delaware.gov/title8/c001/sc09/index.html#262.
Adjournment
Although it is not currently expected, the Special Meeting may be adjourned or postponed. LiveRamp’s Bylaws provide that stockholders entitled to vote at such meeting, present virtually via the internet or represented by proxy, will have the power to adjourn the meeting to another place (if any), date and time, although the Merger Agreement includes certain limitations on LiveRamp’s ability to postpone or adjourn the Special Meeting.
If the Special Meeting is adjourned to another time or place, we are not required to give notice of the time and place (if any) of the adjourned meeting and the means of remote communications, unless the adjournment is for more than thirty (30) days or if after the adjournment a new record date is fixed for the adjourned meeting. At any adjourned meeting, any business may be transacted which might have been transacted at the original meeting. All proxies will be voted in the same manner as they would have been voted at the original convening of the Special Meeting, except for any proxies that have been effectively revoked or withdrawn prior to the time the proxy is voted at the reconvened meeting.
Other Matters
Pursuant to the DGCL and our Bylaws, only such business as has been properly brought before the Special Meeting by or at the direction of the Board may be conducted at the Special Meeting.
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Householding of Special Meeting Materials
We are sending only one set of the proxy materials to “street name” stockholders who share a single address unless we received contrary instructions from any stockholder at that address. This practice, known as “householding”, is permitted by the SEC rules and designed to reduce our printing and postage costs.
However, if you are residing at such an address and wish to receive a separate set of proxy materials, you may request them by calling our Corporate Secretary at (888) 987-6764, or by submitting a request in writing to our Corporate Secretary, c/o LiveRamp Holdings, Inc., 301 Main Street, 2nd Floor, Little Rock, AR 72201, and we will promptly deliver a separate set of the proxy materials to you. If you are receiving multiple copies of our proxy statement, you can request householding by contacting the Corporate Secretary in the same manner described above.
Voting Results
LiveRamp intends to announce preliminary voting results at the Special Meeting and to publish final results in a Current Report on Form 8-K that will be filed with the SEC following the Special Meeting. All reports that LiveRamp files with the SEC are publicly available.
Exchanging Shares of Common Stock
You should not return any stock certificate or send documents evidencing ownership of Common Stock with the proxy card. If the Merger is completed, the paying agent for the Merger will send you a letter of transmittal and instructions for exchanging your shares of Common Stock for the Merger Consideration.
Questions and Additional Information
If you have questions about the Merger or the other matters to be voted on at the Special Meeting or desire additional copies of this proxy statement or additional proxy cards or otherwise need assistance voting, you should contact our proxy solicitor, Innisfree, at (877) 750-0625 (toll-free) or (212) 750-5833 (banks and brokers). A copy of this proxy statement is also available without charge upon written request to Corporate Secretary, c/o LiveRamp Holdings, Inc., 301 Main Street, 2nd Floor, Little Rock, AR 72201.

The Merger Agreement
(Proposal 1)
The discussion of the Merger Agreement and the Merger in this proxy statement is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached to this proxy statement as Annex A and incorporated by reference into this proxy statement.
Pursuant to the terms of the Merger Agreement, at the Effective Time, Merger Sub will be merged with and into LiveRamp, with LiveRamp surviving the Merger as a subsidiary of Parent.
Parties to the Merger
LiveRamp
LiveRamp is a leading data collaboration technology company, empowering marketers and media owners to deliver and measure marketing performance everywhere it matters. LiveRamp’s data collaboration network seamlessly unites data across advertisers, ad tech platforms, publishers, data providers, and commerce media networks, unlocking insights that deliver transformational consumer experiences, and drive measurable business outcomes. As consumers embrace AI-powered experiences, the LiveRamp data collaboration network expands the breadth and accuracy of the data on which marketing AI capabilities operate. Our platform is engineered for AI agent accessibility, facilitating autonomous data collaboration between the specialized AI agents utilized by our customers and partners and our networked platform. Built on a foundation of strict neutrality, interoperability, and global scale, LiveRamp enables organizations to maximize the value of their data while accelerating business growth.
LiveRamp is a Delaware corporation headquartered in San Francisco, California. Our common stock is listed on NYSE under the symbol “RAMP.” We serve a global customer base from locations in the United States, Europe, and the APAC region. Our direct customer list includes many of the world’s best-known and most innovative brands across most major industry verticals, including but not limited to financial, insurance and investment services, information systems, direct marketing, retail, automotive, telecommunications, technology, consumer packaged goods, media, healthcare, travel and hospitality, entertainment and non-profit. We serve thousands of additional companies through our expansive partner ecosystem, unlocking access to unique customer moments and creating powerful network effects. LiveRamp’s principal place of business is 225 Bush Street, Seventeenth Floor, San Francisco, CA 94104, and its telephone number is (888) 987-6764.
Publicis
Publicis [Euronext Paris FR0000130577, CAC 40] is a global leader in communication. Publicis is positioned at every step of the value chain, from consulting to execution, combining marketing transformation and digital business transformation. Publicis is a privileged partner in its clients’ transformation to enhance personalization at scale. Publicis relies on ten expertise concentrated within four main activities: Communication, Media, Data and Technology. Through a unified and fluid organization, its clients have a facilitated access to all its expertise in every market. Present in over 100 countries, Publicis employs around 114,000 professionals. Publicis’s principal place of business is Publicis Groupe S.A. 133, avenue des Champs-Élysées Paris, France 75008 and its telephone number is +33 (0) 1 44 43 70 00.
Parent
Parent is the parent of Merger Sub and a wholly owned subsidiary of Publicis. Parent’s principal place of business is 375 Hudson Street, New York, NY 10014 and its telephone number is (212) 279-5550.
Merger Sub
Merger Sub is a wholly owned direct subsidiary of Parent and has not engaged in any business or operations or incurred any liabilities or obligations, except for those activities incidental to its formation and the transactions contemplated by the Merger Agreement. Upon consummation of the Merger, Merger Sub will be merged with and into LiveRamp and will cease to exist, with LiveRamp surviving the Merger as a wholly owned subsidiary of Parent. Merger Sub’s principal executive offices are maintained at 375 Hudson Street, New York, NY 10014 and its telephone number is (212) 279-5550.
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Effects of the Merger
Pursuant to the terms and subject to the conditions set forth in the Merger Agreement, LiveRamp will be acquired by Parent, a wholly owned direct subsidiary of Publicis. The acquisition will be completed by merging Merger Sub, a wholly owned direct subsidiary of Parent, with and into LiveRamp with LiveRamp surviving the Merger to become a direct wholly owned subsidiary of Parent. As a result of the Merger, Common Stock will no longer be publicly traded and will be delisted from the NYSE. In addition, Common Stock will be deregistered under the Exchange Act, and LiveRamp will no longer be required to file periodic reports with the SEC. If the Merger is completed, you will not own any shares of the capital stock of the Surviving Company.
Merger Consideration for Common Stock
On the terms and subject to the conditions set forth in the Merger Agreement, each share of Common Stock issued and outstanding at the Effective Time (other than (i) Common Stock owned by stockholders that have properly perfected their rights of appraisal within the meaning of Section 262 of the DGCL, (ii) Common Stock owned or held in treasury by LiveRamp, Parent or Merger Sub and (iii) Common Stock owned by any direct or indirect wholly owned subsidiary of Parent (other than Merger Sub) or LiveRamp), will be converted into the right to receive $38.50 in cash, without interest.
In addition, the Merger Agreement provides for the following treatment of LiveRamp’s equity awards at the Effective Time:
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LiveRamp Options. Each LiveRamp Option will be converted into a restricted cash award in an amount equal to (i) the excess of the Merger Consideration over the applicable exercise price per share of such LiveRamp Option multiplied by (ii) the number of shares of Common Stock subject to such LiveRamp Option immediately prior to the Effective Time. The restricted cash award will otherwise be subject to the same terms and conditions as applicable before the Effective Time but will vest in full following certain qualifying terminations of employment that occur within 24 months following the Effective Time in accordance with the Merger Agreement.

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LiveRamp Restricted Stock Awards. Each LiveRamp Restricted Stock Award will be converted into a restricted cash award in an amount equal to (i) the number of shares of Common Stock subject to such LiveRamp Restricted Stock Award immediately prior to the Effective Time multiplied by (ii) the Merger Consideration. The restricted cash award will otherwise be subject to the same terms and conditions as applicable before the Effective Time but will vest in full following certain qualifying terminations of employment that occur within 24 months following the Effective Time in accordance with the Merger Agreement.

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LiveRamp RSU Awards and LiveRamp PSU Awards.   Each LiveRamp RSU Award and each LiveRamp PSU Award will be converted into a restricted cash award in an amount equal to (i) the number of shares of Common Stock subject to such LiveRamp RSU Award or LiveRamp PSU Award (determined based on (x) in the case of LiveRamp PSU Awards granted on or prior to December 31, 2025, that are subject to “Rule of 40” performance conditions, 128% of the target level of performance (in the case of fiscal year 2025 grants) and 139% of the target level of performance (in the case of fiscal year 2026 grants), (y) in the case of all other LiveRamp PSU Awards granted on or prior to December 31, 2025, actual performance for completed performance periods and the greater of the target level and the actual level of performance through the Effective Time for incomplete performance periods and (z) in the case of LiveRamp PSU Awards granted after December 31, 2025, the target level of performance) immediately prior to the Effective Time, multiplied by (ii) the Merger Consideration. The restricted cash award will otherwise be subject to the same terms and conditions as applicable before the Effective Time, except that the performance-based vesting conditions applicable to LiveRamp PSU Awards will cease to apply, and the awards will vest in full following certain qualifying terminations of employment that occur within 24 months following the Effective Time in accordance with the Merger Agreement.

Effects on LiveRamp if the Merger Is Not Completed
If the Merger Agreement is not approved by LiveRamp stockholders or if the Merger is not completed for any other reason, LiveRamp stockholders will not receive any payment for their shares of Common Stock in connection with the Merger. Instead, LiveRamp will remain an independent public company, shares of Common Stock will continue to be listed and traded on the NYSE and be registered under the Exchange Act, and LiveRamp will continue to file periodic

The Merger Agreement
reports with the SEC. In addition, if the Merger is not completed, LiveRamp expects that management will, for the foreseeable future, operate LiveRamp’s business in a manner similar to that in which it is being operated today and that LiveRamp stockholders will continue to be subject to the same risks and opportunities to which they are currently subject, including, without limitation, risks related to the competitive industry in which LiveRamp operates and adverse economic conditions. See the section entitled “Risk Factors” in LiveRamp’s Annual Report on Form 10-K for the fiscal year ended March 31, 2026, which is incorporated by reference into this proxy statement.
Furthermore, if the Merger is not completed, and depending on the circumstances that would have caused the Merger not to be completed, it is possible that the price of Common Stock will decline significantly. If that were to occur, it is uncertain when, if ever, the price of Common Stock would return to the price at which it trades as of the date of this proxy statement.
Accordingly, if the Merger is not completed, there can be no assurance as to the effect of these risks and opportunities on the future value of your shares of Common Stock. If the Merger is not completed, the Board will continue to evaluate and review LiveRamp’s business operations, properties and capitalization, among other things, make such changes as are deemed appropriate and continue to seek to enhance stockholder value. If the Merger Agreement is not approved by LiveRamp stockholders or if the Merger is not completed for any other reason, there can be no assurance that any other transaction acceptable to LiveRamp will be offered, or that LiveRamp’s business, prospects or results of operation will not be adversely impacted.
In addition, if the Merger Agreement is terminated, under specified circumstances, LiveRamp may be required to pay Parent a termination fee in an amount equal to $32,350,000. See the section entitled “The Merger Agreement — Effect of Termination — Termination Fee” for a discussion of the circumstances under which such termination fee may be required to be paid.
Background of the Merger
The Board and LiveRamp’s management regularly meet and consider LiveRamp’s long-term strategy, competitive position, opportunities and prospects in light of current business, regulatory and economic environments and developments in industries in which LiveRamp operates and the opportunities and challenges facing participants in those industries. As part of their regular review, the Board and LiveRamp’s management continually assess LiveRamp’s business and opportunities to enhance stockholder value, including prospective strategic opportunities.
In addition, LiveRamp’s management regularly meets with representatives of other companies to discuss potential commercial and strategic opportunities to enhance stockholder value. When engaging with other companies, LiveRamp generally looks for commercial partnerships and collaboration opportunities but occasionally such discussions also cover potential strategic business combination transactions.
LiveRamp’s management team also regularly consults with investment banks regarding developments in LiveRamp’s industry, including the business and strategic plans of other participants in LiveRamp’s industry, strategic transactions occurring in LiveRamp’s industry and potential strategic transactions that could occur in LiveRamp’s industry.
In late 2024, a representative of an investment bank introduced David Eisenberg, LiveRamp’s Chief Strategy Officer, to representatives of a large financial services company, which we refer to as “Party A”. Between December 2024 and February 2025, representatives of LiveRamp met several times with Party A to discuss potential commercial and strategic collaboration opportunities. These discussions occasionally covered a potential acquisition of LiveRamp but Party A never made a proposal to acquire LiveRamp.
In January 2025, Mr. Eisenberg also met with representatives of Publicis, one of LiveRamp’s long-standing customers, to discuss potential ways to expand their commercial collaborations including the first mention of a strategic business combination. In March 2025, Scott Howe, LiveRamp’s Chief Executive Officer, met Arthur Sadoun, Publicis’s Chairman and Chief Executive Officer, to further discuss potential business collaborations. During this conversation, Messrs. Howe and Sadoun also generally discussed the possibility of Publicis acquiring LiveRamp but Publicis did not make any specific proposals at that time.
In March 2025, a large software company, which we refer to as “Party B,” contacted Mr. Eisenberg to raise the possibility of acquiring LiveRamp. Shortly thereafter, LiveRamp and Party B entered into a confidentiality agreement (which did not include a so-called “don’t ask, don’t waive” provision) to facilitate these discussions. Representatives
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of LiveRamp met with representatives of Party B in April 2025 to discuss the strategic merits of a potential transaction but Party B subsequently informed LiveRamp in June 2025 that it was not interested in pursuing an acquisition of LiveRamp.
In May 2025, Mr. Howe had discussions with the chief executive officer of another large LiveRamp customer, which we refer to as “Party C,” during which they discussed the possibility of a strategic business combination of the two companies but no specific proposals were made.
On July 11, 2025, LiveRamp and Publicis entered into a confidentiality agreement (which did not include a so-called “don’t ask, don’t waive” provision) to facilitate further discussions regarding both expanded commercial collaborations and a potential acquisition of LiveRamp.
Also in July 2025, Party A re-engaged with LiveRamp to further discuss business collaboration opportunities. Representatives of LiveRamp and Party A held a working session to discuss business collaborations in August 2025, but discussions did not extend beyond potential commercial collaboration opportunities to include a potential acquisition of LiveRamp.
On August 12 and 13, 2025, the Board held a regularly scheduled meeting. Mr. Howe updated the Board on LiveRamp’s discussions with various commercial partners and informed the Board that Publicis had expressed some interest in exploring an acquisition of LiveRamp if the Board was receptive to a potential transaction. The Board discussed a potential sale of LiveRamp in light of LiveRamp’s ongoing strategic plans, opportunities and challenges, potential valuations of LiveRamp in light of market trading multiples of comparable companies and Wall Street analyst targets, and other parties that might have interest in acquiring LiveRamp. After discussing these matters, the Board deferred any decisions on whether to pursue a potential sale of LiveRamp pending receipt of an actual acquisition proposal from Publicis or another party.
In July and August 2025, an investment bank that had previously advised LiveRamp presented LiveRamp as a potential strategic acquisition opportunity to the Chief Executive Officer and representatives of a large technology company, which we refer to as “Party D.” In October 2025, Party D’s corporate development team contacted representatives of Evercore, given Evercore’s longstanding relationship with LiveRamp, to learn more about LiveRamp and also reached out to Mr. Eisenberg directly. In November 2025, Messrs. Howe and Eisenberg met with Party D to discuss potential commercial and strategic opportunities. Party D ultimately determined not to pursue acquisition discussions, electing instead to focus on expanding the existing commercial partnership between the companies.
In October and November 2025, representatives of LiveRamp and Publicis began to hold more regular and detailed discussions regarding a potential acquisition of LiveRamp and the strategic merits of a potential acquisition of LiveRamp by Publicis; however, no specific proposals were made.
On December 2, 2025, LiveRamp contacted representatives of Evercore to request Evercore’s assistance in connection with LiveRamp’s potential receipt of an acquisition proposal from Publicis and LiveRamp’s evaluation of its other strategic alternatives, including remaining independent or pursuing strategic transactions with other parties. At this stage, Evercore had not yet been formally engaged but had been informally asked to provide advice to LiveRamp and the Board, given its established relationships with LiveRamp’s management and the Board, its deep domain expertise in LiveRamp and the ecosystem in which it operates, and its prior experience advising on multiple transactions with Publicis.
On December 3, 2025, Mr. Howe received a preliminary, non-binding indication of interest from Publicis (the “First Publicis Proposal”) in which Publicis proposed to acquire LiveRamp in an all-cash transaction at a price of  $37.50 per share. On December 3, 2025, the closing price of Common Stock was $29.19 per share. During a phone call between Mr. Howe and Mr. Penski on December 4, 2025, Mr. Penski indicated that Publicis might be willing to improve its offer price after discussion and further due diligence on LiveRamp’s business and financial forecasts.
On December 4, 2025, the Board met, together with members of senior management, representatives of Evercore and a representative of Sullivan & Cromwell (“S&C”), to discuss the First Publicis Proposal. Mr. Howe described LiveRamp’s prior discussions with Publicis about their commercial collaborations and Publicis’s renewed interest in acquiring LiveRamp. Representatives of Evercore then discussed with the Board the First Publicis Proposal in light of market trading multiples of certain other companies and Wall Street analyst targets for LiveRamp’s stock price and other third parties that might have interest in acquiring LiveRamp or engaging in a strategic transaction with LiveRamp. The Board then discussed a potential sale of LiveRamp in light of its strategic plans, opportunities and

The Merger Agreement
challenges. After discussing the foregoing, the Board instructed management to inform Publicis that the Board had determined that the proposed price reflected in the First Publicis Proposal was inadequate but authorized management to inform Publicis that LiveRamp was open to a potential acquisition by Publicis at a higher price and was prepared to share certain confidential information to support a higher offer price. The Board also authorized management and representatives of Evercore to contact other third parties to gauge their interest in a potential acquisition of LiveRamp, or a strategic transaction with LiveRamp, selecting such third parties based on their existing commercial relationship with LiveRamp or the perceived strategic rationale of a business combination or other strategic transaction with LiveRamp. The Board did not otherwise make any determinations regarding whether to enter into a sale or other strategic transaction with Publicis or any other party at this time.
Between December 5 – 8, 2025, LiveRamp management and representatives of Evercore developed plans to contact the foregoing third parties, and Mr. Eisenberg and representatives of Evercore began contacting these parties shortly thereafter, including Party C.
Also at this time, LiveRamp management conveyed the Board’s position to Publicis and indicated that Publicis’s offer would need to be more compelling in terms of purchase price to interest the Board. LiveRamp invited Publicis to clarify what due diligence information Publicis would like to receive from LiveRamp in connection with Publicis’s evaluation of a potential acquisition of LiveRamp. Shortly thereafter, Publicis shared preliminary due diligence requests with LiveRamp, which included a request to review LiveRamp’s long range financial plans.
On December 9, 2025, representatives of Evercore reviewed LiveRamp’s fiscal year 2027 long-range financial plan (“LRP”) with LiveRamp management, which had been prepared by LiveRamp management in the ordinary course of business as a part of its annual strategic planning process. At the direction of the Board, representatives of Evercore then shared the LRP with Publicis and Bank of America, Publicis’s financial advisor in connection with the potential transaction (“BofA”). A summary of the LRP is available under the section entitled “The Merger Agreement — Certain Unaudited Financial Information.”
During the remainder of December 2025, at the direction of the Board, LiveRamp management and representatives of Evercore approached eleven third parties to gauge their interest in exploring an acquisition or other strategic transaction with LiveRamp, including Parties A, B, C and D. Eight of these parties declined to engage in discussions regarding a potential transaction with LiveRamp.
On December 12, 2025, LiveRamp received a revised preliminary, non-binding indication of interest from Publicis in which Publicis proposed to acquire LiveRamp in an all-cash transaction at $40.00 per share (the “Second Publicis Proposal”). On December 12, 2025, the closing price of Common Stock was $30.21 per share.
From December 12 to December 17, 2025, LiveRamp negotiated and entered into confidentiality agreements with the three third parties that had expressed preliminary interest in discussing a potential transaction with LiveRamp. All of these confidentiality agreements contained customary “standstill” provisions but did not include so-called “don’t ask, don’t waive” provisions.
On December 16, 2025, representatives of LiveRamp met with representatives of a global marketing company, which we refer to as “Party E” to discuss the strategic merits of combining their businesses. Following this meeting, representatives of Party E indicated to representatives of Evercore that it intended to submit an indication of interest to acquire LiveRamp on December 23 or December 24, 2025, but that it would be hard to get conviction internally following two acquisitions that Party E had completed in the preceding two years.
On December 17, 2025, the Board met, together with members of senior management, representatives of Evercore and a representative of S&C, to discuss the Second Publicis Proposal and the status of LiveRamp’s outreach to other third parties. Mr. Howe described his conversations with Publicis on December 4, 2025, that the Board had determined that the proposed price reflected in the First Publicis Proposal was inadequate but that LiveRamp remained open to a potential acquisition by Publicis at a higher price and was prepared to continue a due diligence process in order to help Publicis identify additional areas of value that might justify an improved offer price. Mr. Howe and Mr. Eisenberg also described their initial outreach conversations with other third parties as well as the meeting with Party E on December 16, 2025. Representatives of Evercore then reviewed with the Board the Second Publicis Proposal, as compared to LiveRamp’s current trading price. Members of the Board discussed various topics, including negotiations with Publicis and general understandings of process for an acquisition proposal, the future share price performance and Publicis’s rationale for a potential acquisition of LiveRamp, as well as the status and likely outcome of ongoing discussions with other parties. The Board decided that discussions should continue with Publicis and third
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parties that had expressed interest in a potential transaction with LiveRamp, but the Board did not reach a conclusion on whether LiveRamp should accept the Second Publicis Proposal.
At this meeting, Mr. Howe suggested forming an ad hoc “strategic committee” of the Board in the interest of efficiency that could convene quickly when necessary to make quick decisions regarding logistical matters relating to a potential transaction with Publicis or other third parties before presenting final decisions to the Board. The Board then determined to create such a strategic committee and designated Clark Kokich, Chair of the Board, Vivian Chow, the Chair of the Audit/Finance Committee and Timothy Cadogan, Chair of the Talent and Compensation Committee as members of the strategic committee. The strategic committee met periodically throughout December and January on an ad hoc basis to discuss the progress of a potential transaction.
At this meeting, the Board also approved (i) the recommendation that Evercore should be retained as financial advisor to LiveRamp in connection with a potential transaction, based on Evercore’s knowledge of LiveRamp and the ecosystem in which LiveRamp operates and Evercore’s high level of competence and (ii) the recommendation that S&C should be retained as outside legal advisor in connection with a potential transaction based on its M&A experience and expertise as well as the experience of its senior lead representing LiveRamp in multiple transactions and companies where members of management served on corporate boards. On December 18, 2025, LiveRamp formally engaged S&C as its outside legal advisor in connection with a potential transaction and on December 19, 2025, LiveRamp formally engaged Evercore as its financial advisor in connection with a potential transaction.
From December 18 to December 23, 2025, LiveRamp management and its advisors met with Publicis and its advisors several times to discuss various business, financial, technical, legal and other issues related to a potential transaction. Also during this period, LiveRamp received an initial draft merger agreement from Publicis and its outside legal advisor, Wachtell, Lipton, Rosen & Katz on December 23, 2025. Later that day, LiveRamp and S&C uploaded an independent initial draft merger agreement to a virtual data room. The parties thereafter began negotiating the terms of the merger agreement.
During this period, LiveRamp management met with representatives of Party F and Party G, each large technology companies, to discuss the strategic merits of a potential transaction.
On December 23, 2025, Mr. Howe provided an update to the Board in which he summarized LiveRamp’s latest meetings with Publicis and the progress of discussions regarding the terms of a potential transaction. Mr. Howe noted that Publicis remained interested in a transaction but was unlikely to improve its offer price above the $40 per share reflected in the Second Publicis Proposal. Mr. Howe also indicated that Party F and Party G were unlikely to make acquisition proposals for LiveRamp based on his discussions with their representatives which he summarized for the Board.
On December 24, 2025, LiveRamp received a preliminary, non-binding indication of interest from Party E in which Party E proposed to acquire LiveRamp in an all-cash transaction at $40.00 per share (the “Party E Proposal”).
On December 26, 2025, representatives of LiveRamp and representatives of Evercore met with representatives of Party F to discuss the potential synergies that could be achieved in a transaction with LiveRamp.
Also on December 26, 2025, the strategic committee held a meeting, at which other Board members, members of management, representatives of Evercore and a representative of S&C were present, to discuss the status of discussions regarding a potential transaction. Management discussed the status of discussions with Publicis, noting that due diligence and negotiations were ongoing but that Publicis had signaled it was unlikely to improve its offer price above $40 per share. Management then discussed the Party E Proposal and the status of discussions with Party E, including the fact that Party E was less advanced in its evaluation of the potential transaction than Publicis and was likely to require significant time to confirm its proposed offer price (or improve it), conduct due diligence and negotiate transaction terms. Management also observed that Party E had closed two large acquisitions in the previous two years including a significant transaction in the preceding months, which might impact its ability and desire to focus on a potential transaction with LiveRamp at this time. Management then discussed the status of discussions with Party F, noting that while Party F continued to engage in transaction discussions and due diligence, Party F leadership recognized the strategic merits of a combination with LiveRamp but expressed concerns about the timing of revenue synergies and potential dissynergies. Management also noted that Party F had never completed an acquisition of the size of LiveRamp so it might have difficulty executing a transaction on a reasonable timeframe.

The Merger Agreement
Finally, management discussed the status of discussions with Party G, which appeared to be interested in a transaction with LiveRamp but had limitations on its ability to execute a transaction given its own ownership structure and financial limitations.
The Board discussed the foregoing and the competitive dynamics, including that discussions and negotiations with Publicis had proceeded to a point where a transaction could be finalized relatively soon while other interested parties (including Party E from whom LiveRamp had received an acquisition proposal) were meaningfully less advanced than Publicis. The Board discussed the accelerated diligence timing requests from Publicis and noted that while these requests did not, on an individual basis, represent superior value to LiveRamp, they could be beneficial to LiveRamp in negotiating with Publicis. The Board further discussed the importance of maintaining competitive tension, preserving optionality and continuing to evaluate proposals based on overall value to the LiveRamp stockholders. The Board confirmed that LiveRamp management and its advisors should continue to pursue engagement in a manner designed to maximize risk-adjusted stockholder value and to keep the Board informed of material developments, but that the Board had not made a decision on entering into a definitive agreement for a transaction or the amount of value that would be necessary to approve a transaction.
During the remainder of December 2025, representatives of LiveRamp and Publicis continued to negotiate the terms of the merger agreement and other related matters, while LiveRamp management continued discussions with Party E, Party F and Party G and the exchange of confidential information with Party E in response to its ongoing due diligence review of LiveRamp.
On December 29, 2025, Party G informed LiveRamp that it had determined not to pursue a transaction based on its own strategic priorities.
On January 2, 2026, the strategic committee held a meeting, at which other Board members, members of LiveRamp’s management and representatives of Evercore and S&C were present. Mr. Howe provided an overview of ongoing meetings and negotiations with Publicis. Mr. Howe also noted that Publicis indicated it would not increase its offer price for LiveRamp beyond what was reflected in the Second Publicis Proposal. Mr. Howe further noted that Publicis was focusing on the retention of key senior members of the LiveRamp management team (including Mr. Howe himself) and was seeking to negotiate employment arrangements with certain senior leaders and that issues related to the terms of such employment agreements would need to be resolved, along with other issues related to employee matters and treatment of equity awards.
Representatives of Evercore then provided a status report on discussions with Party E, noting that Party E had been informed that its proposal was competitive but undifferentiated and that the Board was focused on value, speed and certainty of a potential closing. Party E had also been informed that LiveRamp was moving quickly with another potential buyer and might be in a position to enter into a definitive agreement with another party relatively soon. Party E had been provided a draft merger agreement on December 23, 2025; however, Party E did not provide a mark-up of the draft merger agreement and its subsequent engagement with the transaction process was limited. Representatives of Evercore observed that Party E was still engaged but not proceeding at a pace that suggested real eagerness to pursue a competing transaction with LiveRamp. Representatives of Evercore noted that Party F remained interested in a potential transaction with LiveRamp and was still working internally on an evaluation of a business combination with LiveRamp but had also indicated that it was not presently in a position to pursue a potential transaction with LiveRamp in earnest.
In January 2026, several artificial intelligence (“AI”) companies launched new tools that were designed to build software and automate workflows through AI agents, triggering a market correction for shares of Software-as-a-Service (“SaaS”) companies. During this period, the average forward earnings multiple for software companies decreased from 39x to 21x within a few months.
In parallel to the acquisition discussions, LiveRamp and Publicis pursued discussions for an expanded commercial partnership, executing an expanded commercial agreement on December 12, 2025. On January 8, 2026, a representative of Publicis contacted Mr. Howe to inform him that Publicis had determined that it preferred to amend its commercial partnership with LiveRamp for the time being, rather than to pursue a potential acquisition of LiveRamp, noting the material open points related to retention, employee matters and treatment of equity awards, although both parties continued to progress discussions for a potential transaction. Also on January 8, 2026, Publicis and LiveRamp announced their commercial partnership to enhance their strategic collaborations.
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In early January 2026, Mr. Howe also met with the chief executive officer of Party F. The Party F chief executive officer appeared to agree on the strategic merits of a transaction with LiveRamp but also indicated that it would be difficult for Party F to support the synergies necessary to support a transaction. Thereafter, LiveRamp management and representatives of Evercore met with representatives of Party F to discuss the strategic merits of a potential acquisition of LiveRamp by Party F and potential synergies that could be achieved from such transaction.
On January 14, 2026, Mr. Howe informed the Board that he believed LiveRamp could still reach agreement on an acquisition of LiveRamp by Publicis but that employee retention, employee matters and treatment of equity awards remained open. Mr. Howe further explained that Party E was still evaluating a potential transaction with LiveRamp but had not taken steps to advance its initial acquisition proposal. Mr. Howe also noted that Party F believed in the strategic merits of a business combination with LiveRamp but was concerned about the synergy model and did not seem prepared to make an acquisition proposal for LiveRamp.
On January 15, 2026, Mr. Howe provided an update to the Board that Publicis and LiveRamp had come to an impasse regarding employment agreements and retention and Publicis had decided to pause its exploration of a potential acquisition of LiveRamp for the time being.
On January 16, 2026, the strategic committee held a meeting, at which other Board members and members of LiveRamp management were present, to discuss the status of discussions with Publicis, Party E and Party F. Mr. Howe indicated that he believed market negativity towards the technology sector over the last several weeks had become a significant headwind to a potential transaction with all of the parties. Mr. Howe noted, however, that Party E was still engaged with LiveRamp’s representatives and the parties were scheduling a meeting to work through certain strategic considerations and transaction synergies.
For the remainder of January 2026, LiveRamp management and representatives of Evercore continued to have limited discussions about a potential transaction with Party E. Throughout this period, however, stock prices of companies in the SaaS industry continued to significantly and systemically decline, and Party E indicated that it was not prepared to pursue a potential acquisition of LiveRamp at that time, citing the changing market environment, as well as its inability to move quickly while focused on delivering and realizing synergies from and integrating its prior acquisition.
On February 8, 2026, Mr. Howe met with representatives of Publicis. They continued to agree that while a business combination had strategic merit, it was unlikely to happen at such time given factors including the systemic changes in software company trading prices and continued lack of agreement between the parties on price and employee retention topics. Both parties agreed that the focus of a relationship had shifted from a strategic context to a commercial context and determined to keep in contact and collaborate on any potential commercial opportunities that might arise in the future. Publicis and LiveRamp remained in touch for the next several months, due to their ongoing commercial partnership.
At the February 10, 2026 Board meeting, the Board was informed of Publicis’s shift from a potential strategic partner to a commercial partner. The Board, taking note of this information, authorized an increase and extension of LiveRamp’s share repurchase plan.
From February through April 2026, representatives of LiveRamp met on several occasions with representatives of Party A, Party C, Party D and Party E to discuss commercial collaboration opportunities but none of these discussions led to any discussion of a business combination.
In late March 2026, representatives of Publicis indicated to Mr. Howe that Publicis might be interested in re-engaging in discussions regarding a potential transaction between Publicis and LiveRamp, and requested an overview of LiveRamp’s recent financial results and its financial projections for 2026 and 2027. On April 3 and April 13, 2026, representatives of BofA contacted representatives of Evercore to provide more recent share count and net debt figures from LiveRamp. On April 13, 2026, Mr. Eisenberg discussed with representatives of Publicis the logistics of providing such updated information. LiveRamp provided Publicis with a summary of its financial results and projections for 2026 and 2027, which were in line with the information shared with Publicis in December 2025 despite the drop in stock prices in the SaaS industry.
On April 20, 2026, LiveRamp received a new preliminary, non-binding indication of interest from Publicis in which Publicis proposed to acquire LiveRamp for $37.00 – $38.00 per share in cash (the “Third Publicis Proposal”). On April 20, 2026, the closing price of Common Stock was $29.46 per share. The Third Publicis Proposal indicated that the offer was subject to reaching an agreement on the purchase price and the amount and terms and conditions of

The Merger Agreement
LiveRamp’s May 2026 equity award to LiveRamp employees. The Third Publicis Proposal also included a request for an exclusive negotiation period to enable Publicis to complete its due diligence review of LiveRamp and to enable both parties to complete their negotiation of the merger agreement and the terms of employee retention.
On April 24, 2026, the Board met, together with representatives of Evercore, to discuss the market conditions as context for evaluating the Third Publicis Proposal. The Board noted that LiveRamp’s stock was trading at an approximately 20% discount to its 52-week high and Publicis’s $37.00 – $38.00 per share price in the Third Publicis Proposal would be a 26 – 30% premium to LiveRamp’s current trading price and a 37 – 41% premium to the 30-day volume-weighted average price (“VWAP”) of LiveRamp’s trading price. The Board discussed with management and its advisors the Third Publicis Proposal in comparison to LiveRamp’s stand-alone valuation. The Board also considered the Third Publicis Proposal in the context of a challenging and uncertain stock market environment. The Board and management then discussed the merits of re-engaging with Publicis in light of the reduced price in the Third Publicis Proposal relative to the Second Publicis Proposal from December 2025, the macro-trading environment for software company stock prices, and LiveRamp’s business performance, prospects and financial outlook. The Board did not make any final determinations regarding the Third Publicis Proposal at this time but instructed Mr. Howe to seek a specific offer price from Publicis rather than a range and to press Publicis to improve its offer price given LiveRamp’s financial performance and business outlook. Following the Board meeting, Mr. Howe conveyed the Board’s sentiments to Publicis.
On April 24, 2026, representatives of Publicis spoke with Mr. Howe and orally revised Publicis’s offer price for LiveRamp to $38.50 per share, advised that this was Publicis’s “best and final” offer and reiterated Publicis’s request for a period of exclusivity. Mr. Howe then consulted with the Board and received authorization to engage with Publicis on the basis of its revised offer price.
On April 26, 2026, in order to clarify and memorialize in writing the terms upon which LiveRamp was willing to re-engage with Publicis, LiveRamp sent Publicis a written response to its revised oral proposal reflecting the revised offer price of  $38.50 per share and accepting an exclusivity period through May 12, 2026, during which LiveRamp agreed not to solicit, initiate, participate or encourage discussions or negotiations on the submission of bids, offers or proposals by any person other than Publicis, not to disclose any information concerning LiveRamp or this proposal or afford access to LiveRamp’s books and records to any person or entity other than Publicis, and not to enter into any agreement with respect to a strategic transaction (“April LiveRamp Response”). Publicis countersigned the April LiveRamp Response on April 30, 2026 and representatives of Publicis and LiveRamp shared due diligence information and negotiation of the terms of transaction documentation.
On May 8, 2026, the Board met, together with management and representatives of Evercore and S&C, to discuss the status of negotiations with Publicis and general market dynamics. Representatives of Evercore indicated that the public market had recovered some of its year-to-date losses but artificial intelligence disruption was still present with investor sentiment bifurcating winners and those with terminal risk. Management then discussed the status of ongoing discussions with Publicis, including related to employee retention arrangements. The Board offered feedback on these matters, emphasizing its desire to ensure Publicis’s commitment to obtain the required regulatory clearances necessary to complete the transaction and its desire to ensure the Board would have a clear and unimpeded opportunity to receive, consider and ultimately accept competing acquisition proposals that offered better value and certainty for LiveRamp’s stockholders.
From May 8 to May 16, 2026, Publicis finalized its due diligence review of LiveRamp and representatives of Publicis and LiveRamp completed negotiation of the terms of the merger agreement and other transaction documentation.
The Board met for its regularly scheduled quarterly meeting on May 12 and 13, 2026, with members of LiveRamp management, representatives of Evercore and a representative of S&C in attendance. Representatives of Evercore presented a preliminary financial analysis of the merger consideration to be received by holders of Common Stock (other than the Fairness Opinion Excluded Shares) in the Merger pursuant to the Merger Agreement, was fair, from a financial point of view, to such holders and a representative of S&C provided an update on the proposed terms of the merger agreement and other transaction documentation. LiveRamp’s management also presented on the risks facing LiveRamp, including an evolving legal and regulatory environment, changes to privacy regulation and disruptions to the technology industry stemming from developments in AI technology. Given that the exclusivity period contemplated by the April LiveRamp Response had expired, the Board then discussed whether to contact other third parties, particularly those with whom LiveRamp had been in contact during the previous six months, to gauge their interest in exploring a transaction with LiveRamp. The Board discussed the potential benefits of making this outreach, including
LiveRamp Holdings, Inc. Notice of 2026 Special Meeting and Proxy Statement   38

the possibility of attracting a superior transaction proposal from one or more of these parties, and the risks of making this outreach at this late stage of negotiations with Publicis, including the possibility that Publicis would withdraw its transaction proposal altogether given the parties were near finalizing the terms of the transaction documentation. After discussion, which included a discussion of the information presented by Evercore, S&C and LiveRamp management, the Board determined not to make any outbound calls at this time. On this basis, the Board instructed S&C to ensure the merger agreement did not impose unreasonable impediments to the Board’s right to receive, consider and ultimately accept any such superior transaction proposals that LiveRamp might receive.
On May 15, 2026, the Board held a meeting with representatives of LiveRamp’s management, Evercore and S&C in attendance. Representatives of S&C reviewed with the Board updates to key terms of the proposed final merger agreement with Publicis. Representatives of Evercore then reviewed with the Board Evercore’s financial analysis of the proposed transaction and noted that such financial analysis was generally consistent with the preliminary financial analysis discussed with the Board on May 12 and 13, 2026. The Board discussed Evercore’s financial analysis and assumptions underlying such analysis. The Board then discussed certain key assumptions made by LiveRamp’s management in the LRP, as well as LiveRamp’s ability to achieve the estimates in the LRP and risks pertinent to such achievement. Representatives of Evercore then delivered to the Board its opinion, which was subsequently confirmed by delivery of a written opinion dated May 16, 2026, to the effect that, as of such date and based upon and subject to the assumptions, limitations, qualifications and conditions described therein, the Merger Consideration to be received by holders of Common Stock (other than Fairness Opinion Excluded Shares) in the Merger pursuant to the Merger Agreement, was fair, from a financial point of view, to such holders. For a detailed discussion of Evercore’s opinion, please see below under the caption “The Merger Agreement — Opinion of Evercore Group L.L.C.”. Following further discussion, the Board on May 15, 2026, taking note that the strategic committee had notified the Board that it unanimously recommended that the Board adopt, approve and declare advisable the Merger Agreement and the Transactions, unanimously (i) determined that the terms of the Merger Agreement and the transactions contemplated thereby, including the Merger, are fair to, and in the best interests of LiveRamp and its stockholders, (ii) determined that it is in the best interests of LiveRamp and its stockholders and declared it advisable to enter into the Merger Agreement, (iii) approved the execution and delivery of the Merger Agreement by LiveRamp, the performance by LiveRamp of its covenants and agreements contained therein and the consummation of the Merger and other transactions contemplated by the Merger Agreement upon the terms and subject to the conditions contained therein and (iv) resolved to recommend that LiveRamp stockholders approve the transactions, including the Merger and adopt the Merger Agreement.
Prior to such time, the boards of directors of Parent and Merger Sub, as well as of Publicis (in its capacity as guarantor to Parent pursuant to Section 10.14 of the Merger Agreement) unanimously approved the entry by such parties into the Merger Agreement and the boards of directors of Parent and Merger Sub determined that the Merger Agreement and the transactions contemplated thereby, including the Merger, were advisable and fair to, and in the best interests of, Parent and Merger Sub and their respective stockholders.
The Merger Agreement was executed on May 16, 2026. Concurrently with the execution of the Merger Agreement, Mr. Howe entered into an employment agreement with Publicis, that will become effective upon the Closing.
On May 17, 2026, LiveRamp and Publicis issued a joint press release announcing the execution of the Merger Agreement.
Recommendation of the Board
After careful consideration, at a meeting held on May 15, 2026, the Board, by unanimous approval of all directors, (i) determined that the terms of the Merger Agreement and the Transactions contemplated thereby, including the Merger, are fair to, and in the best interests of, the Company and its stockholders, (ii) determined that it is in the best interests of the Company and its stockholders and declared it advisable to enter into the Merger Agreement, (iii) approved the execution and delivery by the Company of the Merger Agreement, the performance by the Company of its covenants and agreements contained therein and the consummation of the Merger and the other Transactions contemplated by the Merger Agreement upon the terms and subject to the conditions contained therein and (iv) resolved to recommend that LiveRamp stockholders adopt the Merger Agreement and approve the Transactions contemplated thereby, including the Merger.
Our stockholders must approve the Merger Agreement Proposal in order for the Merger to occur. A copy of the Merger Agreement is attached as Annex A to this proxy statement, which we encourage you to read carefully and in its entirety.

The Merger Agreement
The vote on the Merger Compensation Proposal is a vote separate and apart from the vote on the Merger Agreement Proposal. Accordingly, a stockholder may vote to approve the Merger Agreement Proposal and vote not to approve the Merger Compensation Proposal, and vice versa. Because the vote on the Merger Compensation Proposal is advisory in nature only, it will not be binding on LiveRamp, Publicis, Parent or Merger Sub. Accordingly, if the Merger Agreement is adopted by LiveRamp stockholders and the Merger is completed, the Merger-related compensation may be paid to LiveRamp’s named executive officers to the extent payable in accordance with the terms of their respective compensation agreements and arrangements even if our stockholders do not approve the Merger Compensation Proposal.
The Board unanimously recommends that the LiveRamp stockholders vote “FOR” the above proposals.
In evaluating the Merger Agreement and the Transactions contemplated thereby, including the Merger, the Board consulted with LiveRamp’s management, its outside legal counsel and its financial advisors, and considered a number of factors, including the following non-exhaustive list of material reasons (which are not listed in order of relative importance) that the Board believes support its unanimous determination and recommendation:
•
the assessment of the Board, based on industry experience and a deep understanding of LiveRamp and its competitors’ businesses, of the operating environment and LiveRamp’s standalone prospects and the opportunities, risks and challenges presented thereby, as well as an assessment of other strategic alternatives available to LiveRamp for enhancing value over the long term, including the accelerating pace of technological change in the industry, ongoing macroeconomic conditions and the Board’s belief, based upon such assessment, that the proposed Merger offered greater benefits, with reduced risks, as compared to the value that could reasonably be expected to be obtained from LiveRamp’s standalone plan and other alternatives available to LiveRamp;

•
the likelihood of realizing a compelling, near-term and certain value of  $38.50 per share in cash pursuant to the Merger as compared to the uncertain prospect that the market price of Common Stock would reach $38.50 in the foreseeable future, if ever, due to business, macroeconomic and industry-wide trends, competition in the markets for LiveRamp’s product offerings and LiveRamp’s ability to achieve the financial targets in the long-range financial plan as a standalone public company, which are based on numerous variables and assumptions that are inherently uncertain and subject to greater uncertainty with each successive year;

•
recent and historical market prices for Common Stock, as compared to the per share Merger Consideration, including the fact that the Merger Consideration of  $38.50 per share represents a premium of approximately 30% over the closing price of  $29.66 per share of Common Stock on May 15, 2026, the last trading day prior to the execution of the Merger Agreement;

•
the premium of the Merger Consideration generally being consistent and in line with premiums observed in other comparable transactions of which the Board was aware;

•
the opinion of Evercore delivered at the meeting of the Board on May 15, 2026 and subsequently delivered in writing on May 16, 2026, to the effect that, as of the date and based upon and subject to the assumptions, limitations, qualifications, and conditions described therein, the Merger Consideration to be received by the holders of Common Stock (other than Excluded Shares) in the Merger pursuant to the Merger Agreement, was fair, from a financial point of view, to such holders, as more fully described in the section titled “The Merger Agreement (Proposal 1) — Opinion of Evercore Group L.L.C.”;

•
the terms of the Merger Agreement and the fact that the per share consideration is fixed, with no adjustment or merger consideration to be received by LiveRamp stockholders as a result of possible increases or decreases in the trading price of LiveRamp stock following the announcement of the Merger, which the Board believed was consistent with market practice for transactions of this type;

•
the course and history of the vigorous negotiations between Parent and LiveRamp with respect to Merger Consideration and other terms of the Merger Agreement, including the Board’s belief, based on the history of negotiations and the interactions between the two companies’ senior executives and between their respective advisors, that these negotiations yielded Parent’s best offer, as described under “The Merger Agreement (Proposal 1) — Background of the Merger”;

•
the fact that LiveRamp conducted during a period of less than eighteen (18) months the sale process resulting in the transaction with Parent, during which fourteen (14) prospective acquirors, including Publicis, were

LiveRamp Holdings, Inc. Notice of 2026 Special Meeting and Proxy Statement   40

contacted to gauge, or otherwise expressed, their interest in a potential acquisition of LiveRamp, in each case as described under “The Merger Agreement (Proposal 1) — Background of the Merger”;
•
the fact that the Board was able to negotiate an increase in Publicis’s offer price from $37.50 per share in cash pursuant to the initial Publicis indication of interest to $38.50 per share in cash;

•
the anticipated likelihood and timing of the consummation of the Merger, including based upon the scope of the conditions to the consummation of the Merger (including the definition of  “material adverse effect”), the likelihood of obtaining required regulatory approvals, the remedies available to LiveRamp under the Merger Agreement in the event of breaches in certain circumstances by Parent, including specific performance and the availability of lost premium damages, Publicis’s business reputation, Publicis’s financial capacity to complete an acquisition of the size of the Merger and Publicis’s track record of successfully completing acquisitions of other businesses;

•
the Board’s belief that the Termination Fee and other limitations applicable to, among other things, a change of recommendation and acquisition proposals agreed to in the Merger Agreement (as described in the section entitled “The Merger Agreement — No Solicitation; Change in Board Recommendation”) were reasonable and customary and would not preclude a serious and financially capable potential acquirer from submitting an unsolicited proposal to acquire LiveRamp following the announcement of the Merger Agreement or prohibit the Board or its representatives from engaging with any such potential acquiror in such a circumstance, subject to the applicable provisions of the Merger Agreement;

•
the Board’s review of the structure of the Merger and the financial and other terms of the Merger Agreement, including, among others, the following terms of the Merger Agreement:

◦
Publicis’s full and unconditional guarantee of Parent’s full and timely performance of all of the obligations of Parent under the Merger Agreement, including the payment obligations pursuant to the Merger Agreement, and the absence of a financing condition in the Merger Agreement;

◦
the Outside Date, which will be automatically extended to August 16, 2027 if certain regulatory closing conditions remain the only conditions not satisfied or waived as of the Outside Date (other than conditions that by their nature are to be satisfied at the Closing);

◦
the absence of a financing condition of any kind in the Merger Agreement; and

◦
the customary nature of the representations, warranties and covenants of LiveRamp in the Merger Agreement and the limited ability of the parties to terminate the Merger Agreement;

•
the fact that the Merger would be subject to the approval of LiveRamp’s stockholders;

•
the absence of any approval for the Merger required from the Parent’s stockholders;

•
LiveRamp’s stockholders’ ability to exercise their statutory appraisal rights under Section 262 of the DGCL and receive payment of the “fair value” of their shares of Common Stock in lieu of the Merger Consideration, subject to and in accordance with the DGCL, unless and until any such stockholder withdraws or loses such holder’s right to appraisal and payment under the DGCL; and

•
the state of the U.S. and global economies, developments in the AI and SaaS industry, political uncertainty, and the current and potential impact in both the near term and long term on the digital marketing and advertising industries and LiveRamp of these trends and developments.

In the course of its deliberations, the Board, in consultation with LiveRamp’s management team, its outside legal counsel and its financial advisors, also considered a variety of risks and other potentially negative factors relating to the Merger Agreement and the Merger, including the following factors (which are not listed in order of relative importance):
•
the fact that LiveRamp will no longer exist as a standalone public company and LiveRamp’s stockholders will forgo participation in any future increase in LiveRamp’s value that might result from our earnings or possible growth as a standalone public company, including as a result of any new products LiveRamp may develop or the realization of any proceeds from LiveRamp’s ongoing litigation matters;

•
the covenants in the Merger Agreement that preclude LiveRamp from soliciting alternative acquisition proposals (although LiveRamp is able to provide certain information in response to unsolicited acquisition

The Merger Agreement
proposals, as described in the section entitled “The Merger Agreement — No Solicitation; Change in Board Recommendation”) and provide Parent with customary “matching” rights prior to LiveRamp terminating the Merger Agreement to accept a Superior Proposal;
•
the fact that LiveRamp would be obligated to pay the Termination Fee in cash under certain circumstances (as described in the section entitled “The Merger Agreement — Effect of Termination — Termination Fee”), including the potential impact of such Termination Fee on the willingness of other potential acquirors to propose alternative transactions, although the Board believed that the Termination Fee was reasonable and customary and would not preclude a serious and financially capable potential acquiror from submitting a proposal to acquire LiveRamp following the announcement of the Merger Agreement;

•
the effect of the public announcement of the Merger Agreement on LiveRamp’s operations and employees, as well as LiveRamp’s ability to attract, hire and retain key personnel while the Merger is pending;

•
the fact that Parent’s and Merger Sub’s obligations to consummate the Merger are subject to regulatory approvals and other conditions, and the possibility that such conditions may not be satisfied on a timely basis or at all, including as a result of events outside of LiveRamp’s control;

•
the fact that, if the Merger is not consummated:

◦
LiveRamp’s directors, officers and other employees will have expended extensive time and effort and will have experienced significant distractions from their work and day-to-day responsibilities during the pendency of the Merger, and LiveRamp will have incurred significant transaction costs attempting to consummate the Merger;

◦
the market’s perception of LiveRamp’s continuing business could potentially result in a loss of customers, suppliers, business partners and employees; and

◦
the trading price of Common Stock could be adversely affected;

•
the fact that under the terms of the Merger Agreement, LiveRamp must refrain from a number of actions related to the conduct of its business without first obtaining Parent’s written consent (not to be unreasonably withheld, except for certain actions), and the possibility these terms may limit the ability of LiveRamp to pursue business opportunities that it would otherwise pursue, including potential acquisitions, investments, licenses and other strategic opportunities;

•
the fact that certain of LiveRamp’s directors and executive officers may receive certain benefits that are different from, and in addition to, those of LiveRamp’s other stockholders, as described in the section entitled “The Merger Agreement (Proposal 1) — Interests of LiveRamp’s Directors and Executive Officers in the Merger”;

•
the fact that LiveRamp has incurred and will continue to incur significant transaction costs and expenses in connection with the proposed transaction, regardless of whether the Merger is consummated;

•
the potential for litigation by stockholders in connection with the Merger, which, even where lacking in merit, could nonetheless result in distraction and expense; and

•
the fact that receipt of the per share Merger Consideration generally would be taxable to LiveRamp’s stockholders that are U.S. holders for U.S. federal income tax purposes.

The foregoing discussion of the information and reasons considered by the Board is not intended to be exhaustive, but includes the material reasons considered by the Board. In view of the variety of reasons considered in connection with its evaluation of the Merger Agreement, the Board did not find it practicable to, and did not, quantify or otherwise assign relative weights to the specific reasons considered in reaching its determination and recommendation. In addition, individual directors may have given different weights to different reasons. The Board did not undertake to make any specific determination as to whether any reason, or any particular aspect of any reason, supported or did not support its ultimate determination. The Board considered that the interests of LiveRamp’s directors and executive officers in the Merger may be different from, or in addition to, those of LiveRamp’s stockholders generally, as described under “The Merger Agreement (Proposal 1) — Interests of LiveRamp’s Directors and Executive Officers in the Merger”. The Board based its recommendation on the totality of the information presented. After considering these reasons, the Board concluded that the positive reasons related to the Merger Agreement and the Transactions contemplated thereby, including the Merger, substantially outweighed the potential negative reasons.
LiveRamp Holdings, Inc. Notice of 2026 Special Meeting and Proxy Statement   42

Portions of this explanation of the reasons for the Merger and other information presented in this section are forward-looking in nature and, therefore, should be read in light of the section entitled “Cautionary Statement Regarding Forward-Looking Statements”.
Opinion of Evercore Group L.L.C.
LiveRamp retained Evercore to act as its financial advisor in connection with the Merger. As part of this engagement, LiveRamp requested that Evercore evaluate the fairness, from a financial point of view, of the Merger Consideration to be received by the holders of Common Stock (other than Fairness Opinion Excluded Shares) in the Merger pursuant to the Merger Agreement. At a meeting of the Board held on May 15, 2026, Evercore rendered to the Board its opinion, subsequently delivered in writing on May 16, 2026, to the effect that, as of the date of such opinion and based upon and subject to the assumptions, limitations, qualifications, and conditions described therein, the Merger Consideration to be received by the holders of Common Stock (other than Fairness Opinion Excluded Shares) in the Merger pursuant to the Merger Agreement, was fair, from a financial point of view, to such holders.
The full text of the written opinion of Evercore, dated as of May 16, 2026, which sets forth, among other things, the procedures followed, assumptions made, matters considered and qualifications and limitations on the scope of review undertaken in rendering its opinion, is attached as Annex B to this proxy statement and is incorporated herein by reference. LiveRamp encourages you to read this opinion carefully and in its entirety. Evercore’s opinion was addressed to, and provided for the information and benefit of, the Board (in its capacity as such) in connection with its evaluation of the proposed Merger. Evercore’s opinion did not, and the summary of its opinion and the related analyses set forth in this proxy statement do not, constitute a recommendation to the Board or to any other persons in respect of the Merger, including as to how any holder of shares of the Common Stock should vote or act in respect of the Merger. Evercore’s opinion does not address the relative merits of the Merger as compared to other business or financial strategies that might be available to LiveRamp, or whether or not such other business or financial strategies could be achieved or are available, nor does it address the underlying business decision of LiveRamp to engage in the Merger.
In connection with rendering its opinion Evercore, among other things:
i.
reviewed certain publicly available business and financial information relating to LiveRamp that Evercore deemed to be relevant, including publicly available research analysts’ estimates and price targets;

ii.
reviewed certain internal projected financial and operating data relating to LiveRamp prepared and furnished to Evercore by management of the LiveRamp, as approved for Evercore’s use by LiveRamp (which are referred to in this section as the “LiveRamp Projections” as more fully described in the section of this proxy statement entitled “The Merger Agreement (Proposal 1) — Certain Unaudited Financial Information”);

iii.
discussed with management of LiveRamp their assessment of the past and current operations of LiveRamp, the current financial condition and prospects of LiveRamp, and the LiveRamp Projections (including management’s views on the risks and uncertainties of achieving the LiveRamp Projections);

iv.
reviewed the reported prices and the historical trading activity of the Common Stock;

v.
compared the financial performance of LiveRamp and its stock market trading multiples with those of certain other publicly traded companies that Evercore deemed relevant;

vi.
compared the financial performance of LiveRamp and the valuation multiples relating to the Merger with the financial terms, to the extent publicly available, of certain other transactions that Evercore deemed relevant;

vii.
reviewed the financial terms and conditions of a draft, dated May 12, 2026, of the Merger Agreement; and

viii.
performed such other analyses and examinations and considered such other factors that Evercore deemed appropriate.

For purposes of Evercore’s analysis and opinion, Evercore assumed and relied upon the accuracy and completeness of the financial and other information publicly available, and all of the information supplied or otherwise made available to, discussed with, or reviewed by Evercore, without any independent verification of such information (and Evercore did not assume responsibility or liability for any independent verification of such information), and further relied upon the assurances of the management of LiveRamp that they were not aware of any facts or circumstances

The Merger Agreement
that would make such information inaccurate or misleading. With respect to the LiveRamp Projections, Evercore assumed with the consent of the Board that they were reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of management of LiveRamp as to the future financial performance of LiveRamp and the other matters covered thereby. Evercore expressed no view as to the LiveRamp Projections or the assumptions on which they are based.
For purposes of Evercore’s analysis and opinion, Evercore assumed, in all respects material to Evercore’s analysis, that the Merger will be consummated in accordance with the terms set forth in the Merger Agreement, without any waiver, modification, or delay of any terms or conditions, including, that the final executed Merger Agreement would not differ from the draft Merger Agreement reviewed by Evercore, that the representations and warranties of each party contained in the Merger Agreement are true and correct, that each party will perform all of the covenants and agreements required to be performed by it under the Merger Agreement and that all conditions to the consummation of the Merger would be satisfied without waiver, modification or delay thereof. Evercore further assumed, in all respects material to Evercore’s analysis, that all governmental, regulatory or other consents, approvals or releases necessary for the consummation of the Merger will be obtained without any delay, limitation, restriction or condition that would have an adverse effect on LiveRamp or the consummation of the Merger or reduce the contemplated benefits to the holders of Common Stock of the Merger. Evercore undertook no independent analysis of any potential or actual litigation, regulatory action, possible unasserted claims or other contingent liabilities, or any settlements thereof, to which LiveRamp is or may be a party or is or may be subject, and Evercore’s opinion does not consider the potential effects of any such litigation, actions, claims, other contingent liabilities or settlements. In addition, Evercore relied, without independent verification, on the assessments of the management of LiveRamp as to (i) the validity of, and risks associated with, LiveRamp’s intellectual property, technology, products and services, and (ii) the marketability, commercial viability and market adoption of LiveRamp’s current and future products and services.
Evercore did not conduct a physical inspection of the properties or facilities of LiveRamp and did not make or assume any responsibility for making any independent valuation or appraisal of the assets or liabilities (including any contingent, derivative or other off-balance sheet assets and liabilities) of LiveRamp, nor was Evercore furnished with any such valuations or appraisals, nor did Evercore evaluate the solvency or fair value of LiveRamp under any state or federal laws relating to bankruptcy, insolvency or similar matters. Evercore’s opinion is necessarily based upon information made available to Evercore as of the date of its opinion and financial, economic, market and other conditions as they existed and as could be evaluated on the date of its opinion. It is understood that subsequent developments may affect Evercore’s opinion and that Evercore did not, and does not, have any obligation to update, revise or reaffirm its opinion.
Evercore was not asked to pass upon, and expressed no opinion with respect to, any matter other than the fairness to the holders of the Common Stock (other than Fairness Opinion Excluded Shares), from a financial point of view, of the Merger Consideration. Evercore did not express any view on, and Evercore’s opinion did not address, the fairness of the Merger to, or any consideration received in connection therewith by, the holders of any other class of securities, creditors or other constituencies of LiveRamp, nor as to the fairness of the amount or nature of any compensation to be paid or payable to any of the officers, directors or employees of LiveRamp, or any class of such persons, whether relative to the Merger Consideration or otherwise. Evercore was not asked to, nor did Evercore express any view on, and Evercore’s opinion did not address, any other term or aspect of the Merger Agreement or the Merger, including, without limitation, the structure or form of the Merger, or any term or aspect of any other agreement or instrument contemplated by the Merger Agreement or entered into or amended in connection with the Merger Agreement. Evercore’s opinion did not address the relative merits of the Merger as compared to other business or financial strategies that might be available to LiveRamp, or whether or not such other business or financial strategies could be achieved or are available, nor did it address the underlying business decision of LiveRamp to engage in the Merger. Evercore’s opinion did not constitute a recommendation to the Board or to any other persons in respect of the Merger, including as to how any holder of shares of Common Stock should vote or act in respect of the Merger. Evercore did not express any opinion as to the prices at which shares of Common Stock will trade at any time, as to the potential effects of volatility in the credit, financial and stock markets on LiveRamp or the Merger or as to the impact of the Merger on the solvency or viability of LiveRamp or the ability of LiveRamp to pay its obligations when they come due. Evercore is not a legal, regulatory, accounting or tax expert and has assumed the accuracy and completeness of assessments by LiveRamp and its advisors with respect to legal, regulatory, accounting and tax matters.
Set forth below is a summary of the material financial analyses reviewed by Evercore with the Board on May 15, 2026 in connection with rendering its opinion. The following summary, however, does not purport to be a complete
LiveRamp Holdings, Inc. Notice of 2026 Special Meeting and Proxy Statement   44

description of the analyses performed by Evercore. The order of the analyses described and the results of these analyses do not represent relative importance or weight given to these analyses by Evercore. Except as otherwise noted, the following quantitative information, to the extent that it is based on market data, is based on market data that existed on or before May 15, 2026, and is not necessarily indicative of current market conditions.
For purposes of its analyses and reviews, Evercore considered general business, economic, market and financial conditions, industry sector performance, and other matters, as they existed and could be evaluated as of the date of its opinion, many of which are beyond the control of LiveRamp. The estimates contained in Evercore’s analyses and reviews, and the ranges of valuations resulting from any particular analysis or review, are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than those suggested by Evercore’s analyses and reviews. In addition, analyses and reviews relating to the value of companies, businesses or securities do not purport to be appraisals or to reflect the prices at which companies, businesses or securities actually may be sold. Accordingly, the estimates used in, and the results derived from, Evercore’s analyses and reviews are inherently subject to substantial uncertainty.
The following summary of Evercore’s financial analyses includes information presented in tabular format. In order to fully understand the analyses, the tables should be read together with the full text of each summary. The tables are not intended to stand alone and alone do not constitute a complete description of Evercore’s financial analyses. Considering the tables below without considering the full narrative description of Evercore’s financial analyses, including the methodologies and assumptions underlying such analyses, could create a misleading or incomplete view of such analyses.
Summary of Evercore’s Financial Analyses
Discounted Cash Flow Analysis
Evercore performed a discounted cash flow analysis of LiveRamp to calculate the estimated present value of the standalone unlevered, after-tax free cash flows, defined for purposes of this section of the proxy statement entitled “The Merger Agreement (Proposal 1) — Opinion of Evercore Group L.L.C.” as net operating profit after tax, plus depreciation and amortization, less capital expenditures, plus or minus changes in net working capital, that LiveRamp was forecasted to generate during the period from June 30, 2026 through December 31, 2030 based on the LiveRamp Projections. Evercore calculated terminal values for LiveRamp by applying perpetuity growth rates of 4% to 6%, which range was selected based on Evercore’s professional judgement and experience, to a terminal year estimate of the unlevered, after-tax free cash flows that LiveRamp was forecasted to generate based on the LiveRamp Projections. The cash flows and terminal values in each case were then discounted to present value as of June 30, 2026 using discount rates ranging from 13% to 15%, which were based on an estimate of LiveRamp’s weighted average cost of capital, and the mid-year cash flow discounting convention.
Based on this range of implied enterprise values, LiveRamp’s estimated net debt (calculated as cash and cash equivalents and no debt) provided to Evercore on May 6, 2026, and the number of fully diluted shares of Common Stock, in each case as provided by LiveRamp’s management, this analysis indicated a range of implied equity values per share of Common Stock of  $33.83 to $49.38, compared to the Merger Consideration of  $38.50 per share of Common Stock.
Selected Public Company Trading Analysis
Evercore reviewed and compared certain financial information of LiveRamp to corresponding financial multiples and ratios for the following selected publicly traded companies (the “selected companies”):
•
Programmatic Software Platforms:

•
The Trade Desk, Inc.

•
Magnite, Inc.

•
Zeta Global Holdings Corp.

•
DoubleVerify Holdings, Inc.

•
Taboola.com Ltd

The Merger Agreement
•
Viant Technology Inc.

•
PubMatic, Inc.

•
Customer Experience SaaS:

•
Adobe Inc.

•
ZoomInfo Technologies Inc.

•
Braze, Inc.

•
Five9, Inc.

•
Sprout Social, Inc.

•
Data & Information Services:

•
Experian plc

•
Fair Isaac Corporation

•
Equifax Inc.

•
Gartner, Inc.

•
TransUnion

•
Definitive Healthcare Corp

For each of the selected companies, Evercore calculated enterprise value (defined as equity market capitalization plus total debt, plus preferred equity and minority interest, less cash and cash equivalents) as a multiple of (i) estimated adjusted earnings before interest, taxes, depreciation and amortization before stock-based compensation expense (“Pre-SBC Adjusted EBITDA”), (ii) estimated adjusted earnings before interest, taxes, depreciation and amortization after stock-based compensation expense (“Post-SBC Adjusted EBITDA”) for calendar year 2026 and calendar year 2027, based on closing share prices as of May 15, 2026. Estimated financial data of the selected companies were based on publicly available research analysts’ estimates.
This analysis indicated the following:
Benchmark	High	Low	Mean	Median
Programmatic Software Platforms
TEV / 2026E Pre-SBC Adjusted EBITDA	12.1x	4.9x	7.5x	7.0x
TEV / 2027E Pre-SBC Adjusted EBITDA	10.0x	4.5x	6.5x	6.1x
TEV / 2026E Post-SBC Adjusted EBITDA	28.7x	7.9x	14.4x	11.3x
TEV / 2027E Post-SBC Adjusted EBITDA	22.4x	6.8x	11.1x	9.3x
Customer Experience SaaS
TEV / 2026E Pre-SBC Adjusted EBITDA	28.7x	4.8x	10.6x	6.0x
TEV / 2027E Pre-SBC Adjusted EBITDA	18.6x	4.0x	8.1x	5.2x
TEV / 2026E Post-SBC Adjusted EBITDA	11.1x	6.2x	9.1x	10.0x
TEV / 2027E Post-SBC Adjusted EBITDA	9.7x	6.1x	8.3x	9.0x
Data & Information Services
TEV / 2026E Pre-SBC Adjusted EBITDA	17.8x	2.2x	9.9x	10.4x
TEV / 2027E Pre-SBC Adjusted EBITDA	14.7x	2.3x	8.8x	9.3x
TEV / 2026E Post-SBC Adjusted EBITDA	20.1x	4.7x	11.2x	11.0x
TEV / 2027E Post-SBC Adjusted EBITDA	16.4x	4.6x	9.9x	9.8x
Based on the multiples it derived for the selected companies and based on its professional judgment and experience, Evercore applied (i) a Pre-SBC Adjusted EBITDA multiple reference range of 7.0x to 11.0x to the LiveRamp’s estimated
LiveRamp Holdings, Inc. Notice of 2026 Special Meeting and Proxy Statement   46

CY2026E Pre-SBC Adjusted EBITDA, (ii) a Pre-SBC Adjusted EBITDA multiple reference range of 6.0x to 10.0x to LiveRamp’s estimated CY2027E Pre-SBC Adjusted EBITDA, (iii) a Post-SBC Adjusted EBITDA multiple reference range of 10.0x to 13.5x to LiveRamp’s estimated CY2026E Post-SBC Adjusted EBITDA, and (iv) a Post-SBC Adjusted EBITDA multiple reference range of 8.5x to 11.5x to LiveRamp’s estimated CY2027E Post-SBC Adjusted EBITDA, in each case based on the LiveRamp Projections and as of May 15, 2026. This analysis indicated a range of implied equity values per share of Common Stock of  (i) $25.63 to $37.66 (CY2026E Pre-SBC), (ii) $29.56 to $46.21 (CY2027E Pre-SBC), (iii) $22.32 to $28.54 (CY2026E Post-SBC) and (iv) $29.39 to $38.14 (CY2027E Post-SBC), compared to the Merger Consideration of  $38.50 per share of Common Stock.
Although none of the selected companies is directly comparable to LiveRamp, Evercore selected these companies because they are publicly traded companies that Evercore, in its professional judgment and experience, considered generally relevant to LiveRamp for purposes of its financial analyses. In evaluating the selected companies, Evercore made judgments and assumptions with regard to general business, economic and market conditions affecting the selected companies and other matters, as well as differences in the selected companies’ financial, business and operating characteristics. Accordingly, an evaluation of the results of this analysis is not entirely mathematical. Rather, this analysis involves complex considerations and judgments regarding many factors that could affect the relative values of the selected companies and the multiples derived from the selected companies. Mathematical analysis, such as determining the mean or median, is not in itself a meaningful method of using the data of the selected companies.
Selected Transactions Analysis
Evercore reviewed, to the extent publicly available, financial information related to the following selected transactions involving target companies announced since 2016 (the “selected transactions”). The selected transactions reviewed by Evercore, and the month and year each was announced, were as follows:
Month and Year Announced	Acquiror	Target
September 2025	Novacap Management Inc.	Integral Ad Science Holding Corp.
November 2024	MediaOcean LLC	Innovid Corp.
April 2024	Cadent, LLC	AdTheorent Holding Company, Inc.
June 2023	Neptune Retail Solutions	Quotient Technology Inc.
March 2022	Evergreen Coast Capital Corporation and Brookfield Business Partners L.P.	Nielsen Holdings plc
September 2021	TransUnion	Neustar, Inc.
February 2021	Stone Point Capital LLC and Insight Partners	CoreLogic, Inc.
October 2019	Platinum Equity, LLC	Cision Ltd.
August 2018	CC Capital Partners LLC, Cannae Holdings, Inc. and Thomas H. Lee Partners, L.P.	The Dun & Bradstreet Corporation
December 2016	Golden Gate Capital Private Equity, Inc.	Neustar, Inc.
For each selected transaction, Evercore calculated the implied enterprise value (defined as the target’s implied equity value based on the consideration paid in the applicable transaction plus total debt, plus preferred equity and minority interest, less cash and cash equivalents) as a multiple of last twelve-month Pre-SBC Adjusted EBITDA for the target company at the time of the announcement of the applicable transaction, which we refer to as “LTM Pre-SBC Adjusted EBITDA”. Estimated financial data of the selected transactions were based on publicly available information at the time of announcement of the relevant transaction.
This analysis indicated the following:
Benchmark	High	Low	Mean	Median
TEV / LTM Pre-SBC Adjusted EBITDA	27.0x	5.8x	13.2x	11.8x
Based on the multiples it derived from the selected transactions and based on its professional judgment and experience, Evercore applied a reference range of enterprise value to LTM Pre-SBC Adjusted EBITDA multiples of

The Merger Agreement
10.0x to 15.0x to LiveRamp’s LTM Pre-SBC Adjusted EBITDA as of June 30, 2026, based on the financial results for LiveRamp provided by LiveRamp’s management. Based on this range of implied enterprise values, LiveRamp’s estimated net debt (calculated as cash and cash equivalents and no debt) provided to Evercore on May 6, 2026, and the number of fully diluted shares of Common Stock, in each case as provided by LiveRamp’s management, this analysis indicated a range of implied equity values per share of Common Stock of  $32.23 to $46.06, compared to the Merger Consideration of  $38.50 per share of Common Stock.
Although none of the target companies or businesses reviewed in the selected transactions analysis is directly comparable to LiveRamp and none of the selected transactions is directly comparable to the Merger, Evercore selected these transactions because they involve companies or businesses that Evercore, in its professional judgment and experience, considered generally relevant to LiveRamp for purposes of its financial analyses. In evaluating the selected transactions, Evercore made judgments and assumptions with regard to general business, economic and market conditions and other factors existing at the time of the selected transactions, and other matters, as well as differences in financial, business and operating characteristics and other factors relevant to the target companies or businesses in the selected transactions. Accordingly, an evaluation of the results of this analysis is not entirely mathematical. Rather, this analysis involves complex considerations and judgments regarding many factors that could affect the relative values of the target companies or businesses in the selected transactions and the multiples derived from the selected transactions. Mathematical analysis, such as determining the mean or median, is not in itself a meaningful method of using the data of the selected transactions.
Other Factors
Evercore also noted certain other factors, which were not considered material to its financial analyses with respect to its opinion, but were referenced for informational purposes only, including, among other things, the following:
Premiums Paid Analysis
Using publicly available information, Evercore reviewed selected take-private transactions with total enterprise values between $1.5 billion and $4.0 billion announced since 2022, encompassing all sectors. Using publicly available information, Evercore calculated the premiums paid as the percentage by which the per share consideration paid or proposed to be paid in each such transaction exceeded the one-day, one-week and four-week VWAP per share of the target companies prior to announcement of each transaction.
This analysis indicated the following:
Target Sector	1-Day Prior	1-Week VWAP	4-Week VWAP
Median	30%	31%	32%
Based on the results of this analysis and its professional judgment and experience, Evercore applied a premium range of 25.0% to 40.0% to the closing price per share of Common Stock of  $29.66 as of May 15, 2026. This analysis indicated a range of implied equity values per share of Common Stock of  $37.08 to $41.52, compared to the Merger Consideration of  $38.50 per share of Common Stock.
Last 52-Week Trading Range
Evercore reviewed historical trading prices of shares of Common Stock during the twelve month period ended May 15, 2026, noting that the low and high prices (based on intraday figures) during such period ranged from $21.71 to $35.20 per share of Common Stock, respectively, compared to the Merger Consideration of  $38.50 per share of Common Stock.
Equity Research Analyst Price Targets
Evercore reviewed selected public market trading price targets for the shares of Common Stock prepared and published by equity research analysts that were publicly available as of May 15, 2026, the last full trading day prior to the delivery by Evercore of its opinion to the Board. These price targets reflect analysts’ estimates of the future public market trading price of the shares of Common Stock at the time the price target was published. As of May 15, 2026, the range of selected equity research analyst price targets per share of Common Stock was $30.00 to $50.00, with a mean of  $37.00 and a median of  $36.00, compared to the Merger Consideration of  $38.50 per share of
LiveRamp Holdings, Inc. Notice of 2026 Special Meeting and Proxy Statement   48

Common Stock. Public market trading price targets published by equity research analysts do not necessarily reflect current market trading prices for the shares of Common Stock and these target prices and the analysts’ earnings estimates on which they were based are subject to risks and uncertainties, including factors affecting the financial performance of LiveRamp and future general industry and market conditions.
Miscellaneous
The foregoing summary of Evercore’s financial analyses does not purport to be a complete description of the analyses or data presented by Evercore to the Board. In connection with the review of the Merger by the Board, Evercore performed a variety of financial and comparative analyses for purposes of rendering its opinion. The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. Selecting portions of the analyses or of the summary described above, without considering the analyses as a whole, could create an incomplete view of the processes underlying Evercore’s opinion. In arriving at its fairness determination, Evercore considered the results of all the analyses and did not draw, in isolation, conclusions from or with regard to any one analysis or factor considered by it for purposes of its opinion. Rather, Evercore made its determination as to fairness on the basis of its professional judgment and experience after considering the results of all the analyses. In addition, Evercore may have given various analyses and factors more or less weight than other analyses and factors, and may have deemed various assumptions more or less probable than other assumptions. As a result, the ranges of valuations resulting from any particular analysis or combination of analyses described above should not be taken to be the view of Evercore with respect to the actual value of the shares of Common Stock. Rounding may result in total sums set forth in this section not equaling the total of the figures shown.
Evercore prepared these analyses for the purpose of providing an opinion to the Board as to the fairness, from a financial point of view, of the Merger Consideration to be received by the holders of Common Stock (other than Fairness Opinion Excluded Shares) in the Merger pursuant to the Merger Agreement. These analyses do not purport to be appraisals or to necessarily reflect the prices at which the business or securities actually may be sold. Any estimates contained in these analyses are not necessarily indicative of actual future results, which may be significantly more or less favorable than those suggested by such estimates. Accordingly, estimates used in, and the results derived from, Evercore’s analyses are inherently subject to substantial uncertainty, and Evercore assumes no responsibility if future results are materially different from those forecasted in such estimates.
Evercore’s financial advisory services and its opinion were provided for the information and benefit of the Board (in its capacity as such) in connection with its evaluation of the proposed Merger. The issuance of Evercore’s opinion was approved by an opinion committee of Evercore.
Evercore did not recommend any specific amount of consideration to the Board or LiveRamp’s management or that any specific amount of consideration constituted the only appropriate consideration in the Merger for the holders of Common Stock.
Pursuant to the terms of Evercore’s engagement letter with LiveRamp, LiveRamp has agreed to pay Evercore a fee for its services in the amount of approximately $28 million, of which $5 million was payable upon delivery of Evercore’s opinion, and a substantial portion of which will be payable contingent upon the consummation of the Merger. LiveRamp has also agreed to reimburse Evercore for its expenses and to indemnify Evercore against certain liabilities arising out of its engagement.
During the two year period prior to the date of its opinion, Evercore and its affiliates have not been engaged to provide financial advisory or other services to LiveRamp and Evercore has not received any compensation from LiveRamp during such period. In addition, during the two year period prior to the date of its opinion, Evercore and its affiliates have not been engaged to provide financial advisory or other services to Parent and Evercore has not received any compensation from Parent during such period. Evercore may provide financial advisory or other services to the LiveRamp and Parent in the future, and in connection with any such services Evercore may receive compensation.
Evercore and its affiliates engage in a wide range of activities for its and their own accounts and the accounts of customers, including corporate finance, mergers and acquisitions, equity sales, trading and research, private equity, placement agent, asset management and related activities. In connection with these businesses or otherwise, Evercore and its affiliates and/or its or their respective employees, as well as investment funds in which any of them may have a financial interest, may at any time, directly or indirectly, hold long or short positions and may trade or otherwise effect transactions for their own accounts or the accounts of customers, in debt or equity securities, senior

The Merger Agreement
loans and/or derivative products or other financial instruments of or relating to LiveRamp, Parent, potential parties to the Merger and/or any of their respective or persons that are competitors, customers or suppliers of LiveRamp or Parent.
LiveRamp engaged Evercore to act as a financial advisor based on Evercore’s qualifications, experience and reputation. Evercore is an internationally recognized investment banking firm and regularly provides fairness opinions to its clients in connection with mergers and acquisitions, leveraged buyouts and valuations for corporate and other purposes.
Certain Unaudited Financial Information
Other than annual and quarterly updated guidance and certain long-term financial targets, LiveRamp’s management does not as a matter of course make public long-range projections as to future performance, revenues, earnings or other results due to, among other reasons, the uncertainty, unpredictability and subjectivity of the underlying assumptions and estimates when applied to time periods further in the future. As a result, LiveRamp does not endorse projections or other unaudited prospective financial information as a reliable indication of future results. However, in connection with the Board’s consideration and evaluation of a potential transaction with Parent and other strategic alternatives (including continuing as a standalone company), LiveRamp’s management in December 2025 prepared certain unaudited prospective financial information for LiveRamp on a standalone basis for fiscal years 2026 through 2030, which were further updated with the actual figures for fiscal year 2026 and the finalized projections for fiscal year 2027 in April 2026 (the “LiveRamp Projections”). The Board provided guidance and direction to LiveRamp management in the preparation of the LiveRamp Projections.
The LiveRamp Projections were prepared solely for internal use and to assist the Board with its consideration and evaluation of the Merger. At the direction of the Board, the LiveRamp Projections were provided to Evercore in connection with its analyses and opinion and certain portions of the LiveRamp Projections were provided to potential acquirors participating in the sale process who executed confidentiality agreements with LiveRamp, including Publicis.
LiveRamp is including a summary of the LiveRamp Projections in this proxy statement solely to give LiveRamp stockholders access to the information that was reviewed by the Board in connection with its consideration and evaluation of the Merger; provided to and approved by the Board for use by Evercore, LiveRamp’s financial advisor, in connection with its financial analyses and opinion described in the section of this proxy statement entitled “The Merger Agreement (Proposal 1) — Opinion of Evercore Group L.L.C.”; and made available in part to potential acquirors participating in the sale process who executed confidentiality agreements with LiveRamp, including Publicis.
The following table presents a summary of the LiveRamp Projections for the fiscal years indicated:
LiveRamp Projections
(Amounts in millions)
	2H 2026E(1)	2027E	2028E	2029E	2030E
Revenue	$453	$997	$1,122	$1,269	$1,426
Adjusted EBITDA(2)(6) (Pre-stock based compensation)	$117	$277	$332	$393	$451
Adjusted EBITDA(2)(6) (Post-stock based compensation)	$73	$194	$244	$301	$355
Adjusted EBIT (Post-stock based compensation)(3)(6)	$67	$188	$239	$295	$349
NOPAT(4)	$50	$141	$179	$221	$262
Unlevered Free Cash Flow(5)(6)	$39	$122	$159	$201	$248
LiveRamp Holdings, Inc. Notice of 2026 Special Meeting and Proxy Statement   50

(1)
For the six months ending December 31, 2026.

(2)
Non-GAAP financial measure. “Adjusted EBITDA (pre-stock based compensation)” represents estimated adjusted earnings before interest, taxes, depreciation and amortization before stock-based compensation expense.

Non-GAAP financial measure. “Adjusted EBIT (post-stock based compensation)” represents estimated adjusted earnings before interest, taxes, depreciation and amortization after stock-based compensation expense.
(3)
Non-GAAP financial measure. “Adjusted EBIT (post-stock based compensation)” represents estimated adjusted earnings before interest and taxes, after stock-based compensation expense.

(4)
Non-GAAP financial measure. NOPAT refers to net operating profits after tax.

(5)
Non-GAAP financial measure. Unlevered Free Cash Flow represents unlevered, after-tax free cash flows, defined for purposes of this section of the proxy statement as net operating profit after tax, plus depreciation and amortization, less capital expenditures, plus or minus changes in net working capital.

(6)
The foregoing notes (1), (2), (3), (4) and (5) are subject to the following adjustments:

The Company’s non-GAAP financial measures, including non-GAAP earnings (loss) per share, non-GAAP income (loss) from operations, non-GAAP operating income (loss) margin, non-GAAP expenses and adjusted EBITDA reflect adjustments based on the following items, as well as the related income tax effects when applicable:
Purchased intangible asset amortization:   LiveRamp incurs amortization of purchased intangibles in connection with its acquisitions. Purchased intangibles include (i) developed technology, (ii) customer and publisher relationships, and (iii) trade names. The Company expects to amortize for accounting purposes the fair value of the purchased intangibles based on the pattern in which the economic benefits of the intangible assets will be consumed as revenue is generated. Although the intangible assets generate revenue for the Company, LiveRamp excludes this item because this expense is non-cash in nature and because it believes the non-GAAP financial measures excluding this item provide meaningful supplemental information regarding the Company’s operational performance.
Non-cash stock compensation:   Non-cash stock compensation consists of charges for employee restricted stock units, performance shares and stock options in accordance with current GAAP related to stock-based compensation including expense associated with stock-based compensation related to unvested options assumed in connection with its acquisitions. As the Company applies stock-based compensation standards, it believes that it is useful to investors to understand the impact of the application of these standards to LiveRamp’s operational performance. Although stock-based compensation expense is calculated in accordance with current GAAP and constitutes an ongoing and recurring expense, such expense is excluded from non-GAAP results because it is not an expense that typically requires or will require cash settlement by LiveRamp and because such expense is not used by LiveRamp to assess the core profitability of its business operations.
Restructuring charges:   During the past several years, the Company has initiated certain restructuring activities in order to align its costs in connection with both its operating plans and its business strategies based on then-current economic conditions. As a result, it recognized costs related to termination benefits for employees whose positions were eliminated, lease and other contract termination charges, and asset impairments. These items, as well as third party expenses associated with business acquisitions in the prior years, reported as gains, losses, and other items, net, are excluded from non-GAAP results because such amounts are not used by it to assess the core profitability of its business operations.
Transformation costs:   In previous years, LiveRamp incurred significant expenses to separate the financial statements of its operating segments, with particular focus on segment-level balance sheets, and to evaluate portfolio priorities. Its criteria for excluding transformation expenses from its non-GAAP measures is as follows: 1) projects are discrete in nature; 2) excluded expenses consist only of third-party consulting fees that it would not incur otherwise; and 3) it does not exclude employee related expenses or other costs associated with the ongoing operations of its business. The Company substantially completed those projects during the third quarter of fiscal year 2018. Beginning in the fourth quarter of fiscal 2018, and through most of fiscal 2019, it incurred transaction support expenses and system separation costs related to the Company’s announced evaluation of strategic options for its Marketing Solutions (AMS) business. In the first and second quarters of fiscal 2021 in response to the potential COVID-19 pandemic impact on its business and again during fiscal 2023 in response to macroeconomic conditions, LiveRamp incurred significant costs associated with the assessment of strategic and operating plans, including its long-term location strategy, and assistance in implementing the restructuring activities as a result of this assessment. Its criteria for excluding these costs are the same. The Company believes excluding these items from its non-GAAP financial measures is useful for investors and provides meaningful supplemental information.
Additional Information About the LiveRamp Projections
The LiveRamp Projections were prepared treating LiveRamp on a standalone basis, without giving effect to the Merger, including any impact of the negotiation or execution of the Merger, the expenses that may be incurred in connection with the Merger or the consummation thereof, the effect of any business or strategic decision or action that has been or will be taken as a result of the Merger Agreement having been executed or in anticipation of the Merger, or the effect of any alteration, acceleration, postponement or decision not to take any business or strategic decisions or actions that would likely have been taken if the Merger Agreement had not been executed but that were instead altered, accelerated, postponed or not taken in anticipation of the Merger.
The inclusion of the LiveRamp Projections in this proxy statement should not be regarded as an indication or admission by LiveRamp or any of its affiliates, officers, directors, advisors or representatives (including Evercore), or

The Merger Agreement
any other person, that the LiveRamp Projections are predictive of actual future events, or an assurance of the achievement of future results. The LiveRamp Projections and any summary thereof should not be relied upon as such, and this information is not being included in this proxy statement to influence your decision whether to vote in favor of any proposal. LiveRamp advises the recipients of the LiveRamp Projections that its internal financial forecasts upon which the LiveRamp Projections were based are subjective in many respects, and readers are cautioned not to place undue reliance on these projections, as they are not necessarily predictive of actual future results. Further, the inclusion of the LiveRamp Projections in this proxy statement does not constitute an admission or representation by LiveRamp or any other person that the information presented is material.
Although presented with numerical specificity, the LiveRamp Projections reflect numerous variables, assumptions and estimates regarding LiveRamp’s performance, industry performance, general business, economic, regulatory, market, and financial conditions, many of which are inherently uncertain and many of which are beyond the control of LiveRamp. LiveRamp’s management believed these variables, assumptions and estimates were reasonable at the time the LiveRamp Projections were prepared, taking into account the relevant information available to management at the time, but important factors may affect actual results and cause the LiveRamp Projections to not be achieved, which include, but are not limited to, risks and uncertainties relating to the business of LiveRamp (including its ability to achieve strategic goals, objectives and targets over applicable periods), industry performance, the probability of technological success, the regulatory and competitive environment, changes in technology, general business and economic conditions and other risk factors referenced in the section of this proxy statement entitled “Cautionary Statement Regarding Forward-Looking Statements.” Various assumptions underlying the LiveRamp Projections may not prove to have been, or may no longer be, accurate. The LiveRamp Projections may not be realized, and actual results may be significantly higher or lower than projected in the LiveRamp Projections. The LiveRamp Projections reflect LiveRamp on a standalone basis and do not account for the effects of the Merger. The LiveRamp Projections also reflect assumptions as to certain business strategies or plans that are subject to change. The LiveRamp Projections reflect subjective judgment in many respects and thus are susceptible to multiple interpretations and periodic revisions. The LiveRamp Projections do not take into account any circumstances or events occurring after the date they were prepared, including the Merger, and some or all of the assumptions that have been made in connection with the preparation of the LiveRamp Projections may have changed since the date the LiveRamp Projections were prepared. The LiveRamp Projections cover multiple years, and such information by its nature becomes less predictive with each successive year. The propensity of economic and business environments to change quickly contributes significantly to the high level of uncertainty as to whether the results portrayed in the LiveRamp Projections will be achieved. As a result, there can be no assurance that the LiveRamp Projections will be realized, and actual results could be significantly higher or lower than projected. For all of these reasons, the LiveRamp Projections, and the assumptions upon which they are based, are (i) not guarantees of future results; (ii) inherently speculative; and (iii) subject to a number of risks and uncertainties. As a result, actual results may differ materially, and will differ materially if the Merger and the other transactions contemplated by the Merger Agreement are completed, from those contained in the LiveRamp Projections. Accordingly, there can be no assurance that the LiveRamp Projections will be realized. Additionally, the risk that these uncertainties and contingencies could cause the assumptions to fail to be reflective of actual results is further increased given the length of time in the future over which these assumptions apply. Any assumptions and projections in early periods, and any deviations therefrom as a result of the factors outlined above or other factors that may become applicable, could have a compounding effect on the projections shown for later periods or the difference between the projections and actual results for those periods. Thus, any failure of an assumption or projections to be reflective of actual results in an early period could have a greater effect on the projected results failing to be reflective of actual events in later periods.
The LiveRamp Projections have not been updated or revised to reflect information or results after the date the LiveRamp Projections were prepared. None of LiveRamp, Parent, Publicis or any of our or their respective affiliates intends to, and each of them disclaims any obligation to, update or otherwise revise the LiveRamp Projections or the specific portions presented to reflect circumstances existing after the date when made or to reflect the occurrence of future events, even in the event that any or all of the assumptions are shown to be no longer appropriate (except, in the case of LiveRamp, as required under applicable law). Readers of this proxy statement should take these considerations into account in reviewing the summary of the LiveRamp Projections, which were prepared as of an earlier date. The LiveRamp Projections may differ from publicized analyst estimates and forecasts. You should evaluate the LiveRamp Projections, if at all, in conjunction with LiveRamp’s historical financial statements and other information regarding LiveRamp contained in its public filings with the SEC, including its Annual Report filed on Form 10-K for the fiscal year ending March 31, 2026.
LiveRamp Holdings, Inc. Notice of 2026 Special Meeting and Proxy Statement   52

LiveRamp urges all of its stockholders to review its most recent SEC filings for a description of its historical financial statements and other information about LiveRamp. Please see the section of this proxy statement entitled “Where You Can Find More Information” for additional information.
The LiveRamp Projections included in this proxy statement have been prepared by, and are the responsibility of, LiveRamp. Neither LiveRamp’s independent auditor nor any other independent accountant has compiled, examined or performed any procedures with respect to the LiveRamp Projections, nor have they expressed any opinion or any other form of assurance on such information or its achievability. The LiveRamp Projections were not prepared with a view toward public disclosure or with a view toward complying with the published guidelines of the SEC regarding projections or accounting principles generally accepted in the United States (“GAAP”). Certain of the non-GAAP financial measures included in the LiveRamp Projections were relied upon by Evercore at the instruction of the Board for purposes of its financial analyses and opinion and by the Board in connection with their evaluation of the Merger. The SEC rules which would otherwise require a reconciliation of a non-GAAP financial measure to a GAAP financial measure do not apply to non-GAAP financial measures included in disclosures relating to a proposed business combination such as the Merger if the disclosure is included in a document such as this proxy statement. In addition, reconciliations of non-GAAP financial measures were not relied upon by Evercore for purposes of its financial analyses and opinion or by the Board in connection with its evaluation of the Merger. Accordingly, LiveRamp has not provided a reconciliation of the financial measures included in the LiveRamp Projections to the relevant GAAP financial measures. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with GAAP, and non-GAAP financial measures as used by LiveRamp may not be comparable to similarly titled amounts used by other companies. Furthermore, there are limitations inherent in non-GAAP financial measures because they exclude charges and credits that are required to be included in a GAAP presentation. Accordingly, these non-GAAP financial measures should be considered together with, and not as an alternative to, financial measures prepared in accordance with GAAP.
None of LiveRamp or any of its affiliates, advisors, officers, directors, partners or representatives (including Evercore) can give you any assurance that actual results will not differ from the LiveRamp Projections. Except as required by applicable law, none of LiveRamp or any of its affiliates, advisors, officers, directors, partners or representatives (including Evercore) undertake any obligation to update or otherwise revise or reconcile the LiveRamp Projections or the specific portions presented to reflect circumstances existing after the date the LiveRamp Projections were generated or to reflect the occurrence of future events, even in the event that any or all of the assumptions are shown to be in error. Therefore, readers of this proxy statement are cautioned not to place undue, if any, reliance on the portions of the LiveRamp Projections set forth above. None of LiveRamp nor any of its affiliates, advisors, officers, directors, partners or representatives (including Evercore) intend to make publicly available any update or other revision to the LiveRamp Projections. In addition, none of LiveRamp or any of its affiliates, advisors, officers, directors, partners or representatives (including Evercore) have made, make, or are authorized in the future to make, any representation to any stockholder or other person regarding LiveRamp’s ultimate performance compared to the information contained in the LiveRamp Projections or that projected results will be achieved, and any statements to the contrary should be disregarded.
LiveRamp has made no representation to Parent or Merger Sub, in the Merger Agreement, or otherwise, concerning the LiveRamp Projections. The LiveRamp Projections may not be necessarily predictive of actual future results and should not be construed as financial guidance or relied on as such. In light of the foregoing factors and uncertainties inherent in the LiveRamp Projections, readers of this proxy statement are cautioned not to place any undue, if any, reliance on the LiveRamp Projections.
Interests of LiveRamp’s Directors and Executive Officers in the Merger
In considering the recommendation of the Board that you vote to adopt the Merger Agreement, you should be aware that our executive officers and directors have interests in the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement that may be different from, or in addition to, the interests of our stockholders generally. These interests include, among other things, as applicable, the treatment of outstanding LiveRamp equity awards, potential severance payments and benefits under our severance arrangements, cash retention awards and continued indemnification and insurance coverage. The Board was aware of and considered these interests, among other matters, in evaluating and negotiating the Merger Agreement and the transactions contemplated thereby and in reaching its determination that the Merger Agreement and the transactions contemplated are advisable and in the best interests of LiveRamp and its stockholders.

The Merger Agreement
For purposes of this disclosure, our named executive officers are the named executive officers of LiveRamp for the fiscal year ended March 31, 2026. Mohsin Hussain was a named executive officer for such fiscal year by virtue of his prior service as Chief Technology Officer. However, Mr. Hussain ceased serving as Chief Technology Officer, effective March 31, 2026, and is not entitled to receive any compensation or benefits in connection with the Merger, so has been omitted from this disclosure. The named executive officers (excluding Mr. Hussain) for purposes of this disclosure are:
•
Scott Howe, Chief Executive Officer

•
Lauren Dillard, Executive Vice President and Chief Financial Officer

•
Matthew Karasick, Chief Product Officer

•
Vihan Sharma, Chief Revenue Officer

•
Jerry Jones, Executive Vice President, Chief Ethics and Legal Officer and Secretary

LiveRamp has no executive officers other than the named executive officers.
LiveRamp Equity Awards
LiveRamp’s executive officers hold one or more of the following equity-based awards: LiveRamp RSU Awards and LiveRamp PSU Awards (collectively, “LiveRamp Equity Awards”). None of the executive officers hold any LiveRamp Options or LiveRamp Restricted Stock Awards. While non-employee directors of LiveRamp hold shares of Common Stock owned outright, they do not hold any equity-based awards of LiveRamp. The Merger Agreement provides for the following treatment of outstanding LiveRamp Equity Awards at the Effective Time.
LiveRamp RSU Awards
At the Effective Time, each outstanding LiveRamp RSU Award, by virtue of the Merger and without any action on the part of the holder, will be cancelled and converted into a restricted cash award in an amount equal to (i) the Merger Consideration multiplied by (ii) the number of shares of Common Stock underlying such LiveRamp RSU Award immediately prior to the Effective Time. The restricted cash award will remain subject to the same terms and conditions as were applicable to the corresponding LiveRamp RSU Award immediately prior to the Effective Time, except that the restricted cash award will vest in full upon a qualifying termination of employment in accordance with the Merger Agreement occurring within 24 months after the Effective Time.
LiveRamp PSU Awards
At the Effective Time, each outstanding LiveRamp PSU Award, by virtue of the Merger and without any action on the part of the holder, will be cancelled and converted into a restricted cash award in an amount equal to (i) the Merger Consideration multiplied by (ii) the number of shares of Common Stock underlying such LiveRamp PSU Award (determined based on (x) in the case of LiveRamp PSU Awards granted on or prior to December 31, 2025 that are subject to “Rule of 40” performance conditions, 128% of the target level of performance (in the case of fiscal year 2025 grants) and 139% of the target level of performance (in the case of fiscal year 2026 grants), (y) in the case of all other LiveRamp PSU Awards granted on or prior to December 31, 2025, actual performance for completed performance periods and the greater of the target level and the actual level of performance through the Effective Time for incomplete performance periods and (z) in the case of LiveRamp PSU Awards granted after December 31, 2025, the target level of performance) immediately prior to the Effective Time, multiplied by (ii) the Merger Consideration. The restricted cash award will remain subject to the same terms and conditions as were applicable to the corresponding LiveRamp PSU Award immediately prior to the Effective Time, except that the performance-based vesting conditions applicable to LiveRamp PSU Awards will cease to apply, and the restricted cash award will vest in full upon a qualifying termination of employment in accordance with the Merger Agreement occurring within 24 months after the Effective Time.
Notwithstanding the treatment of LiveRamp Equity Awards described above or the description of the default provisions of the underlying LiveRamp equity plans and award agreements in the section “Compensation Tables — Potential Payments Upon Termination or Change in Control” beginning on page [   ] of this proxy statement, pursuant to the Merger Agreement LiveRamp may provide for the vesting at the Effective Time of all LiveRamp Equity Awards granted to the applicable Executive Officer prior to the date of the Merger Agreement that
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are outstanding immediately prior to the Effective Time in exchange for the Merger Consideration (otherwise determined in accordance with the Merger Agreement and as described above).
See “The Merger Agreement (Proposal 1) — Interests of LiveRamp’s Directors and Executive Officers in the Merger — Golden Parachute Compensation” beginning on page [   ] of this proxy statement for an estimate of the amounts that may become payable to each named executive officer of LiveRamp in respect of such named executive officer’s unvested LiveRamp Equity Awards as of June 18, 2026.
LiveRamp CEO Employment Agreement
Under the Amended and Restated Employment Agreement, dated February 14, 2018, by and between Acxiom Corporation and Scott Howe (the “LiveRamp CEO Employment Agreement”), if Mr. Howe experiences a termination of employment as result of a termination by LiveRamp without Cause or resignation for Good Reason (each as defined in the LiveRamp CEO Employment Agreement) within two years following a change in control, including the consummation of the Merger, Mr. Howe would be entitled to receive a lump sum cash severance payment equal to 300% of the sum of his annual base salary and annual bonus for the two fiscal years preceding the fiscal year in which the termination occurs, a prorated annual bonus for the fiscal year in which the termination occurs based on actual performance and accelerated vesting of outstanding equity awards, in each case subject to the terms and conditions of the applicable agreements. Payment of severance benefits under the LiveRamp CEO Employment Agreement is conditioned upon Mr. Howe’s execution and non-revocation of a general release of claims. For additional information regarding the LiveRamp CEO Employment Agreement, see the section entitled “Compensation Tables — Potential Payments Upon Termination or Change in Control — Potential Payments Upon a Change in Control — Howe Agreement” beginning on page [  ] of this proxy statement.
Publicis Employment Agreements
Concurrently with the execution of the Merger Agreement, Mr. Howe entered into an employment agreement with Publicis, Inc. that will become effective upon the Closing (the “Publicis CEO Employment Agreement”), pursuant to which Mr. Howe will continue to serve as Chief Executive Officer of LiveRamp following the Closing. Under the Publicis CEO Employment Agreement, Mr. Howe will receive an annual base salary of  $750,000, an annual target bonus opportunity equal to 110% of his annual base salary and eligibility to participate in the Publicis long-term incentive plan. With respect to the 2027 calendar year, Mr. Howe will receive awards under the Publicis long-term incentive plan with a target grant date value that is not less than the target grant date value of the equity awards granted by LiveRamp to Mr. Howe in May 2026.
The Publicis CEO Employment Agreement also provides that 50% of Mr. Howe’s cash change-in-control severance entitlement under the LiveRamp CEO Employment Agreement (as discussed above under “— LiveRamp CEO Employment Agreement”), as determined immediately prior to the Effective Time, will vest at Closing, with the remaining 50% vesting in equal quarterly installments over the two-year period following the Closing, subject to continued employment. Any unvested portion of such cash severance will be forfeited upon a termination of Mr. Howe’s employment. Notwithstanding the foregoing, if Mr. Howe experiences a qualifying termination of employment on or prior to the second anniversary of the Closing, any unvested portion of such cash change-in-control severance will vest in full, subject to Mr. Howe’s execution and non-revocation of a release of claims and continued compliance with applicable restrictive covenants. In addition, upon a qualifying termination of employment on or prior to the second anniversary of the Closing, Mr. Howe will remain eligible to receive (i) a pro-rated bonus for the year of termination (based on actual performance) and (ii) accelerated vesting of outstanding restricted cash awards (as converted from LiveRamp Equity Awards pursuant to the Merger Agreement), in each case, in accordance with the LiveRamp CEO Employment Agreement.
On June 9, 2026, Jerry Jones entered into an employment agreement with Publicis, Inc. that will become effective upon the Closing (the “Jones Employment Agreement”), pursuant to which Mr. Jones will serve as EVP, Legal & Data Ethics of LiveRamp following the Closing. Under the Jones Employment Agreement, Mr. Jones will receive an annual base salary of  $475,000, an annual target bonus opportunity equal to 75% of his annual base salary and eligibility to participate in the Publicis long-term incentive plan. With respect to the 2027 calendar year, Mr. Jones will receive awards under the Publicis long-term incentive plan with a target grant date value that is not less than the target grant date value of the equity awards granted by LiveRamp to Mr. Jones in May 2026.
The Jones Employment Agreement provides for the same treatment of Mr. Jones’ change-in-control cash severance as that payable to Mr. Howe under the Publicis CEO Employment Agreement. In addition, upon a qualifying

The Merger Agreement
termination of employment on or prior to the second anniversary of the Closing, Mr. Jones will remain eligible to receive (i) COBRA benefits, (ii) a pro-rated bonus for the year of termination (based on actual performance) and (iii) accelerated vesting of outstanding restricted cash awards (as converted from LiveRamp Equity Awards pursuant to the Merger Agreement), in each case, in accordance with the Executive Severance Policy.
Each of the Publicis CEO Employment Agreement and Jones Employment Agreement also provides that, notwithstanding the treatment of LiveRamp Equity Awards described above, any LiveRamp Equity Awards granted to the applicable executive officer prior to May 2026 that remain outstanding immediately prior to the Closing will vest at Closing (with any applicable performance goals treated as specified in the Merger Agreement) and be settled for the Merger Consideration.
Executive Officer Severance Policy
LiveRamp maintains the Amended and Restated 2010 Executive Officer Severance Policy (the “Executive Severance Policy”) pursuant to which executive officers (other than Mr. Howe) are eligible for certain severance benefits upon a qualifying termination of employment in connection with a change of control.
Under the Executive Severance Policy, upon a termination by LiveRamp without Cause or a resignation by the applicable executive officer for Good Reason (in each case as defined in the Executive Severance Policy), in either case within the two-year period following the consummation of a change of control (which the consummation of the Merger will constitute), each executive officer will be entitled to receive the following severance payments and benefits: (i) a lump-sum cash severance payment equal to 2.0x, in the case of Lauren Dillard, or 1.5x, in the case of the remaining eligible executive officers, of the sum of the executive officer’s annual base salary and average annual cash bonus for the two fiscal years preceding the fiscal year in which the termination occurs; (ii) a prorated annual bonus based on actual performance for the fiscal year in which the termination occurred; (iii) if the executive officer timely elects COBRA continuation coverage, monthly payments to cover COBRA continuation coverage for the executive officer and eligible dependents for 18 months following the termination date; and (iv) accelerated vesting of outstanding equity awards. Payment of any severance benefits under the Executive Severance Policy is subject to the participant’s timely execution and non-revocation of a general release of claims, prepared by LiveRamp and containing such terms and conditions as determined by LiveRamp in its discretion. For additional information regarding the Executive Severance Policy, see the section entitled “Compensation Tables — Potential Payments Upon Termination or Change in Control — Potential Payments Upon a Change in Control — Severance Policy” beginning on page [  ] of this proxy statement.
See “The Merger Agreement (Proposal 1) — Interests of LiveRamp’s Directors and Executive Officers in the Merger — Golden Parachute Compensation” beginning on page [  ] of this proxy statement for an estimate of the amounts that may become payable to each named executive officer of LiveRamp under the Executive Severance Policy if the Merger were completed and the named executive officer experienced a qualifying termination of employment on June 18, 2026.
Cash Retention Awards
Concurrently with the execution of the Merger Agreement, the Board approved cash retention awards for Scott Howe, Lauren Dillard, Matthew Karasick, Vihan Sharma and Jerry Jones, in amounts of up to $500,000 for each executive officer (other than Mr. Jones) and up to $1,000,000 for Mr. Jones. The retention awards will be payable in cash on the 30th day following the Effective Time (or such earlier date as Parent may determine), subject to the applicable executive officer’s continued employment with LiveRamp or one of its affiliates through the Effective Time and such other terms as may be determined by the chair of the Talent and Compensation Committee of the Board. Pursuant to the Merger Agreement, LiveRamp may, subject, in certain circumstances, to Publicis’ approval, grant additional cash retention awards to the executive officers on these same terms and conditions. As of the date of this proxy statement, no such additional cash retention amounts have been allocated to the executive officers.
Habu Retention Amount
In connection with LiveRamp’s acquisition of Habu, Inc. (“Habu”) on January 31, 2024, the Company entered into consideration holdback and similar retention agreements with certain key employees of Habu that joined the Company, including Mr. Karasick, pursuant to which certain amounts were not paid at closing and instead were subject to vesting in three equal installments on the anniversary of the acquisition, contingent upon the applicable
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employees’ continued employment with LiveRamp through each vesting date. The Habu Retention Amounts can be paid in (or through a combination of) cash and LiveRamp Common Stock at the Company’s election. Mr. Karasick entered into such an agreement with LiveRamp pursuant to which Mr. Karasick is eligible to receive an amount (the “Habu Retention Amount”) equal to the value that Mr. Karasick would have received upon consummation of the transaction with respect to certain unvested equity awards. If, prior to the Habu Retention Amount becoming fully vested, Mr. Karasick’s employment is terminated by LiveRamp or one of its affiliates without Cause or by Mr. Karasick for Good Reason (each as defined in the applicable agreement), then any then-unvested portion of the Habu Retention Amount will vest in full, subject to Mr. Karasick’s execution and non-revocation of a release of claims in favor of LiveRamp.
As of the date of this proxy statement, one-third of the Habu Retention Amount remains unvested. See “The Merger Agreement (Proposal 1) — Interests of LiveRamp’s Directors and Executive Officers in the Merger — Golden Parachute Compensation” beginning on page [  ] of this proxy statement for an estimate of the amount that may become payable to Mr. Karasick in respect of the unvested portion of the Habu Retention Amount if the Merger were completed and Mr. Karasick experienced a qualifying termination of employment on June 18, 2026.
Section 280G of the Code
Certain payments and benefits payable to our executive officers in connection with the Merger may be nondeductible by the paying corporation due to Section 280G of the Code or would subject the executive officer to the excise tax imposed by Section 4999 of the Code. Under the Executive Severance Policy and the LiveRamp CEO Employment Agreement, if any payments or benefits payable to an executive officer (either under such arrangements or otherwise) would be subject to the excise tax under Section 4999 of the Code, then such payments will be either (a) reduced to the minimum extent necessary such that no portion thereof would be subject to the excise tax under Section 4999 of the Code or (b) paid in full, whichever produces the better net after-tax position to the executive officer.
Notwithstanding the “net-better” cutbacks described above, LiveRamp, in prior consultation with Parent in good faith, may implement strategies to mitigate the impact of Sections 280G and 4999 of the Code with respect to payments and other benefits that may be payable to executive officers in connection with the transaction. Subject to the terms of the Merger Agreement, LiveRamp may enter into noncompetition covenant (or enhance any covenant in effect as of the date hereof) and engage an expert to perform valuations for such non-compete covenants. If LiveRamp determines it is reasonably likely that the Closing will occur in 2027, after consultation with Parent, LiveRamp may accelerate into 2026 the vesting and/or payment of certain compensation that is scheduled to vest or be paid in 2027 (including, without limitation, annual bonus payments in respect of LiveRamp’s 2027 fiscal year and LiveRamp RSU Awards and LiveRamp PSU Awards that would otherwise vest or become exercisable in the first half of calendar year 2027).
Potential Arrangements with Publicis
LiveRamp executive officers may continue to provide employment or other services to Publicis and its affiliates following the Closing and may enter into new compensation agreements or arrangements with Publicis or its affiliates to set forth the terms and compensation of such post-Closing service. As described in the section entitled “— Publicis Employment Agreements” above, Mr. Howe entered into the Publicis CEO Employment Agreement with Publicis, Inc. concurrently with the execution of the Merger Agreement and Mr. Jones entered into the Jones Employment Agreement with Publicis, Inc. Other than the Publicis CEO Employment Agreement and the Jones Employment Agreement, as of the date of this proxy statement, no such agreements or arrangements with Publicis or any of its affiliates exist, but it is currently expected that certain other LiveRamp executive officers will enter into agreements with Publicis related to their post-Closing service.
Indemnification and Insurance
Each of LiveRamp’s executive officers and directors is entitled to the indemnification and insurance benefits in favor of LiveRamp’s directors and executive officers, as described in more detail in the section entitled “The Merger Agreement — Directors’ and Officers’ Indemnification and Insurance.”
Quantification of Potential Payments and Benefits to LiveRamp’s Named Executive Officers in Connection with the Merger
The following table sets forth the information required by Item 402(t) of Regulation S-K regarding the estimated compensation that each of our named executive officers could receive that is based on or otherwise relates to the

The Merger Agreement
Merger (the “golden parachute compensation”), assuming (i) the Merger is completed on June 18, 2026; (ii) a per share price of LiveRamp Common Stock of  $38.50 (the Merger Consideration); (iii) the employment of each named executive officer is terminated by LiveRamp without Cause or for Good Reason (each as defined in the applicable severance arrangement) immediately following the Effective Time; (iv) each named executive officer’s base salary and annual target bonus remain unchanged from those in effect as of the date of this proxy statement; (v) each named executive officer’s LiveRamp Equity Awards are those that are outstanding as of June 18, 2026; (vi) as permitted by the Merger Agreement, LiveRamp has amended the terms of each named executive officer’s equity awards granted before May 2026 such that, at the Effective Time, the equity awards fully vest and are settled for the Merger Consideration; (vii) for illustrative purposes, amounts reported with respect to Mr. Sharma (who resides in France and is paid in euros) were converted to U.S. dollars at an exchange rate of 1.1461, which was spot rate as of June 18, 2026; and (viii) for purposes of the unvested LiveRamp PSU Awards, achievement of the applicable performance goals at the applicable deemed performance achievement levels described under “The Merger Agreement (Proposal 1) — Interests of LiveRamp’s Directors and Executive Officers in the Merger — LiveRamp Equity Awards.” The calculations in the table do not include any payments or other post-Closing compensation entitlements pursuant to the Publicis CEO Employment Agreement or the Jones Employment Agreement, which are compensation for Mr. Howe’s and Mr. Jones’ respective post-Closing employment and service and based on Mr. Howe’s and Mr. Jones’ respective post-Closing service to Publicis, Inc. under bona fide employment arrangements (see the section titled “The Merger Agreement (Proposal 1) — Interests of LiveRamp’s Directors and Executive Officers in the Merger — Publicis Employment Agreements” beginning on page [  ] of this Proxy Statement for a description of each of the Publicis CEO Employment Agreement and the Jones Employment Agreement). As noted above, Mohsin Hussain ceased serving as Chief Technology Officer effective March 31, 2026 and is not entitled to receive any compensation or benefits in connection with the Merger, so he has been omitted from the following table.
The amounts set forth below are estimates only based on multiple assumptions that may or may not actually occur, and the actual amounts to be received may differ materially. The table below does not reflect any reduction that may be required under the applicable “net better” 280G cutback approach, as the application of any such reduction will depend on facts and circumstances at the time of the Merger.
All dollar amounts have been rounded to the nearest whole dollar and certain totals may not foot due to rounding. For purposes of this disclosure, “single trigger” refers to payments and benefits that arise solely as a result of the consummation of the Merger and “double trigger” refers to payments and benefits that require two conditions, which are the consummation of the Merger and a qualifying termination of employment of each named executive officer within the two-year post-change in control period set forth in the Executive Officer Severance Policy and the LiveRamp CEO Employment Agreement, described in more detail (as applicable) in “The Merger Agreement (Proposal 1) — Interests of LiveRamp’s Directors and Executive Officers in the Merger — LiveRamp CEO Employment Agreement,” and “The Merger Agreement (Proposal 1) — Interests of LiveRamp’s Directors and Executive Officers in the Merger — Executive Officer Severance Policy” beginning on pages [  ] and [  ], respectively, of this proxy statement.
Golden Parachute Compensation
Named Executive Officer	Cash ($)1	Equity ($)2	Perquisites/Benefits ($)3	Total ($)
Scott Howe	$5,298,150	$27,183,079	$—	$32,481,229
Lauren Dillard	$2,332,232	$16,802,247	$963	$19,135,442
Matthew Karasick	$2,313,946	$9,525,093	$43,245	$11,882,284
Vihan Sharma	$2,528,236	$9,469,422	$—	$11,997,657
Jerry Jones	$2,330,908	$4,809,497	$32,892	$7,173,297

(1)
Cash.   The amounts included in the “Cash” column reflect the aggregate cash severance amount, including cash severance payments and pro rata annual bonus payments, that each named executive officer is eligible to receive under the LiveRamp CEO Employment Agreement and the Executive Severance Policy, as applicable, and described in the sections entitled “The Merger Agreement (Proposal 1) — Interests of LiveRamp’s Directors and Executive Officers in the Merger — LiveRamp CEO Employment Agreement” and “The Merger Agreement (Proposal 1) — Interests of LiveRamp’s Directors and Executive Officers in the Merger — Executive Officer Severance Policy,” respectively, beginning on pages [  ] and [  ], respectively of this proxy statement. The pro rata bonus payments reported in this column assume the target level of performance. The amounts in this column also include the amount of the retention award that each named executive officer is eligible to receive in connection with the Merger, as described in the section entitled “The Merger Agreement (Proposal 1) — Interests of LiveRamp’s Directors and Executive Officers in the Merger — Cash Retention Awards,” beginning on page [  ] of this proxy statement. The

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amount in this column for Matthew Karasick includes approximately $518,103 attributable to the portion of his Habu Retention Amount that would become vested and payable upon a qualifying termination, as described in the section entitled “The Merger Agreement (Proposal 1) — Interests of LiveRamp’s Directors and Executive Officers in the Merger — Habu Retention Amount,” beginning on page [  ] of this proxy statement. The “Cash Severance” and “Pro Rata Bonus” amounts included in the “Cash” column (which are payable pursuant to the LiveRamp CEO Employment Agreement and the Executive Severance Policy, as applicable) are double trigger amounts, the “Retention Award” amounts included in the “Cash” column are single trigger amounts and the amount attributable to the unvested portion of the Habu Retention Amount for Mr. Karasick is a double trigger amount (notwithstanding that such payment would vest as a result of a qualifying termination of employment, whether or not a change in control occurred). Details of the amounts in the “Cash” column (other than the amount reported for the Habu Retention Amount) are shown in the following supplementary table:
Named Executive Officer	Cash Severance ($)	Pro Rata Bonus ($)	Retention Award ($)
Scott Howe	$4,633,902	$164,248	$500,000
Lauren Dillard	$1,750,000	$82,232	$500,000
Matthew Karasick	$1,218,750	$77,093	$500,000
Vihan Sharma	$1,921,286	$106,949	$500,000
Jerry Jones	$1,256,250	$74,658	$1,000,000

(2)
Equity.   The amounts included in the “Equity” column reflect the aggregate value of unvested LiveRamp RSU Awards and LiveRamp PSU Awards that will either vest and be settled at the Effective Time or that will be canceled and exchanged for restricted cash awards as described in the section entitled “The Merger Agreement (Proposal 1) — Interests of LiveRamp’s Directors and Executive Officers in the Merger — LiveRamp Equity Awards” beginning on page [  ] of this proxy statement. For purposes of these calculations, the amounts with respect to LiveRamp PSU Awards were determined by assuming achievement of applicable performance metrics (i) in the case of LiveRamp PSU Awards granted on or prior to December 31, 2025 that are subject to “Rule of 40” performance conditions at 128% of the target level of performance (in the case of fiscal year 2025 grants) and at 139% of the target level of performance (in the case of fiscal year 2026 grants), (ii) in the case of LiveRamp PSU Awards granted in fiscal year 2026 that are subject to relative total shareholder return performance conditions, at 114.89% of the target level of performance, and (iii) in the case of all other LiveRamp PSU Awards (whether granted before or after December 31, 2025), at 100%, the target level of performance. The amounts in the “Equity” column attributable to LiveRamp equity awards granted to the applicable named executive officer before May 2026 are single trigger because, pursuant to the Merger Agreement, LiveRamp may provide for the vesting at the Effective Time of all LiveRamp Equity Awards granted to the applicable executive officer prior to the date of the Merger Agreement that are outstanding immediately prior to the Effective Time in exchange for the Merger Consideration, and the amounts attributable to other outstanding LiveRamp equity awards held by the applicable named executive officer are double trigger. Details of the amounts in the “Equity” column are shown in the following supplementary tables:

Named Executive Officer	Value of LiveRamp RSU Awards ($) (single trigger)	Value of LiveRamp PSU Awards ($) (single trigger)
Scott Howe	$3,990,294	$14,692,832
Lauren Dillard	$5,656,728	$6,645,562
Matthew Karasick	$2,690,919	$3,834,215
Vihan Sharma	$2,989,448	$3,980,015
Jerry Jones	$955,878	$2,334,563
Named Executive Officer	Value of LiveRamp RSU Awards ($) (double trigger)	Value of LiveRamp PSU Awards ($) (double trigger)
Scott Howe	$3,399,974	$5,099,980
Lauren Dillard	$2,249,979	$2,249,979
Matthew Karasick	$1,499,999	$1,499,960
Vihan Sharma	$1,249,980	$1,249,980
Jerry Jones	$744,128	$774,928

(3)
Perquisites/Benefits.   The amounts in the “Perquisites/Benefits” column represent, for each named executive officer other than Mr. Howe and Mr. Sharma, the estimated cost of 18 months of continuation coverage under COBRA, pursuant to the terms of the Executive Severance Policy, as described in the section entitled “The Merger Agreement (Proposal 1) — Interests of LiveRamp’s Directors and Executive Officers in the Merger — Executive Officer Severance Policy,” beginning on page [  ] of this proxy statement. The payment of amounts for continued coverage under COBRA are double trigger payments.

The Merger Agreement
Financing of the Merger
The Closing is not subject to a financing condition. Parent has represented in the Merger Agreement that it has, and will have at the Closing, access to cash sufficient to pay the aggregate Merger Consideration and consummate the Transactions, and to perform all of its other obligations under the Merger Agreement (including in respect of any fees, expenses or taxes in connection therewith).
Closing and Effective Time of the Merger
The Closing will take place on the third (3rd) business day following the satisfaction or, to the extent permitted by applicable law, waiver of the closing conditions (described in the section entitled “The Merger Agreement — Conditions to the Completion of the Merger”) (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or, to the extent permitted by applicable law, waiver of those conditions at the Closing) or at such other date, time or place as LiveRamp and Parent may agree in writing.
Assuming timely receipt of required regulatory approvals and clearances and satisfaction of other closing conditions, including obtaining the Requisite LiveRamp Stockholder Approval, we currently expect the Closing to occur by December 31, 2026.
Upon the terms and subject to the conditions set forth in the Merger Agreement, on the Closing Date, the parties will file a certificate of merger with respect to the Merger (the “Certificate of Merger”) with the Secretary of State of the State of Delaware, as provided under the DGCL.
The Merger will become effective upon the filing and acceptance of the Certificate of Merger with the Secretary of State of the State of Delaware (or at such later time as LiveRamp and Parent may agree in writing and specify in the Certificate of Merger in accordance with the relevant provisions of the DGCL).
Following the completion of the Merger, Common Stock will be delisted from the NYSE and will be deregistered under the Exchange Act, and LiveRamp will cease to be a public company.
Regulatory Approvals and Clearances Required for the Merger
Before the Merger may be completed, the parties are required to use reasonable best efforts to obtain the regulatory clearances, consents and approvals necessary or advisable to consummate the Merger and the other Transactions, including (i) the expiration or termination of the applicable waiting periods (and any extensions thereof) under the HSR Act and, if applicable, any agreements or commitments with a government entity, including the DOJ or the FTC relating to any agreements or commitments not to consummate the Transactions must have expired or been terminated, (ii) certain non-U.S. antitrust and FDI approvals, consents or clearances with respect to the Merger under certain other applicable antitrust laws and FDI laws of jurisdictions specified in the LiveRamp Disclosure Letter must have been obtained and (iii) the CFIUS Approval (as defined in the Merger Agreement) must have been obtained.
The approvals that are granted may impose terms and conditions, limitations, obligations or costs, or place restrictions on Parent’s or Publicis’s conduct in operating the business following the Closing or require changes to the terms of the Merger Agreement. There can be no assurance that any such conditions, terms, obligations or restrictions will not result in the delay or abandonment of the Merger.
On June 11, 2026, Publicis and LiveRamp filed their respective Premerger Notification and Report Forms in connection with the Merger with the DOJ and the FTC.
Under the Merger Agreement, LiveRamp and Parent have each agreed to use their respective reasonable best efforts to take, or cause to be taken, all actions necessary, proper or advisable on its part under the Merger Agreement and applicable laws to consummate the Transactions, including the Merger, as soon as practicable. These efforts include obtaining the required HSR, CFIUS and non-U.S. antitrust and FDI clearances and approvals. In furtherance of those efforts, each party has agreed, among other things, (i) to make the required notification and report form filing under the HSR Act within 20 business days after the execution date of the Merger Agreement, (ii) to make the required initial or draft filings under applicable non-U.S. antitrust laws and FDI laws within 25 business days after the execution date of the Merger Agreement, and (iii) to make the draft and final filings required in connection with the CFIUS Approval, which draft filing shall be made within thirty (30) business days after the execution date of the Merger
LiveRamp Holdings, Inc. Notice of 2026 Special Meeting and Proxy Statement   60

Agreement, unless otherwise agreed in writing, and provide information requested by CFIUS or any other applicable governmental entity in connection with the CFIUS review or investigation of the Transactions or other FDI filings.
Subject to the limitations described below, each party has also agreed to use its reasonable best efforts to take or agree to take actions necessary to satisfy the regulatory closing conditions that relate to antitrust laws, including, selling, licensing, assigning, transferring, divesting, holding separate or otherwise disposing of assets, businesses or portions of businesses; changing, restricting or otherwise agreeing to limitations on the conduct, operation or investment in such assets or businesses; or accepting restrictions, requirements or limitations on the operation of such businesses except to the extent such actions would reasonably be expected to have, individually or in the aggregate, a material adverse effect on the business, assets, financial condition or results of operations of LiveRamp and its subsidiaries, taken as a whole.
With respect to the CFIUS Approval and other FDI approvals, Parent and its affiliates are required to take any and all actions necessary to obtain the CFIUS Approval and any other consent, authorization or approval required under other applicable FDI laws, including by providing all such assurances and agreeing to all such conditions, limitations and restrictions as may be necessary to address national security or other concerns identified by CFIUS or such other applicable governmental entity (including by entering into a mitigation agreement, national security agreement or similar arrangement). However, neither Parent nor any of its affiliates is required to agree to any mitigation measure, condition, restriction or undertaking that would reasonably be expected to (i) require LiveRamp or any Company Subsidiary to operate as a U.S. direct or indirect subsidiary of Parent that is organized, structured and financed to be capable of operating as a viable business entity independent from Parent for longer than an interim, temporary basis, (ii) involve restrictions on, or require the divestiture of, material assets or material businesses of Parent or its affiliates (excluding LiveRamp and the Company Subsidiaries) that do not relate to the Transactions, or (iii) materially limit ordinary course and customary sharing or use of data among LiveRamp, Parent and Parent’s affiliates, or restrict Parent’s ability to substantially integrate the businesses and operations of LiveRamp and its Subsidiaries with those of Parent and its affiliates, in each case except to the extent reasonably necessary to address national security concerns with respect to identified categories of sensitive data and subject to the carve-outs set forth in the Merger Agreement.
Subject to the terms and conditions of the Merger Agreement, Parent controls the ultimate strategy for securing approvals and the expiration of relevant waiting periods under the antitrust laws and FDI laws; provided that Parent must consult with LiveRamp and consider LiveRamp’s views in good faith. In addition, unless the Merger Agreement has been terminated in accordance with its terms, LiveRamp may not (and must cause the Company Subsidiaries not to), without the prior written consent of Parent, (A) withdraw its filing under the HSR Act or (B) offer, negotiate or enter into any commitment or agreement, including any timing agreement, with the DOJ, the FTC or other governmental entity to delay the consummation of, or not to close before a certain date, the Transactions.
You should read the section entitled “The Merger Agreement — Regulatory Filings and Efforts to Consummate” for a description of the parties’ obligations with respect to regulatory approvals related to the Transactions, including the Merger.
Material U.S. Federal Income Tax Consequences of the Merger
The exchange of shares of Common Stock for cash in the Merger will be a taxable transaction for U.S. federal income tax purposes. In general, for such purposes, a U.S. Holder (as defined in the section entitled “Material U.S. Federal Income Tax Consequences of the Merger”) who receives cash in the Merger in exchange for shares of Common Stock will recognize gain or loss for U.S. federal income tax purposes in an amount equal to the difference, if any, between the amount of cash that the U.S. Holder receives pursuant to the Merger with respect to such shares and the U.S. Holder’s adjusted tax basis in such shares. Such gain or loss will generally be long-term capital gain or loss if the U.S. Holder’s holding period in such Common Stock exceeds one year at the time of the Merger.
A Non-U.S. Holder (as defined in the section entitled “Material U.S. Federal Income Tax Consequences of the Merger”) generally will not be subject to U.S. federal income tax with respect to the exchange of shares of Common Stock for cash pursuant to the Merger unless such Non-U.S. Holder has certain connections to the United States. However, a Non-U.S. Holder may be subject to backup withholding unless such Non-U.S. Holder complies with certain certification procedures or otherwise establishes a valid exemption.

The Merger Agreement
You should read the section entitled “Material U.S. Federal Income Tax Consequences of the Merger” and consult your tax advisor regarding the particular tax consequences of the Merger to you, including any tax consequences arising under any U.S. federal non-income tax laws or the laws of any state, local or foreign taxing jurisdiction.
Delisting and Deregistration of Common Stock
Upon completion of the Merger, Common Stock currently listed on the NYSE will cease to be listed on the NYSE and will subsequently be deregistered under the Exchange Act.
Vote Required to Approve the Merger Agreement Proposal
Approval of the Merger Agreement Proposal requires the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the outstanding shares of Common Stock entitled to vote thereon. Assuming a quorum, abstentions and broker non-votes will have the same effect as a vote against approval of the Merger Agreement Proposal. Pursuant to the Merger Agreement, such approval is a condition to the consummation of the Merger.
Accordingly, in addition to the shares held by our directors and executive officers, LiveRamp will need an additional [    ] shares of Common Stock (or about [    ]% of the outstanding Common Stock) to be counted as present in order to have a quorum at the Special Meeting.
Recommendation of the Board
The Board unanimously recommends a vote “FOR” the Merger Agreement Proposal.
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The Merger Agreement

The following is a summary of the material terms and conditions of the Merger Agreement. The rights and obligations of the parties to the Merger Agreement are governed by the express terms and conditions of the Merger Agreement and not by this discussion, which is summary by nature. This summary does not purport to be complete and may not contain all of the information about the Merger Agreement that is important to you. This summary is qualified in its entirety by reference to the complete text of the Merger Agreement, a copy of which is attached to this proxy statement as Annex A and which is incorporated by reference into this proxy statement. We encourage you to read the Merger Agreement carefully and in its entirety, as well as this proxy statement and any documents incorporated by reference herein, before making any decisions regarding the Merger. Additional information can be found elsewhere in this proxy statement and in the public filings we make with the SEC, as described in the section entitled “Where You Can Find More Information”.
Explanatory Note Regarding the Merger Agreement
The Merger Agreement and this summary of its terms have been included to provide you with information regarding the terms of the Merger Agreement and are not intended to provide any factual information about LiveRamp, Publicis, Parent or Merger Sub or to modify or supplement any factual disclosures about LiveRamp, Publicis, Parent or Merger Sub contained in this proxy statement or in LiveRamp’s public reports filed with the SEC. In particular, the Merger Agreement and this summary are not intended to be, and should not be relied upon as, disclosures regarding the actual state of any facts and circumstances relating to LiveRamp, Publicis, Parent or Merger Sub. The Merger Agreement contains representations and warranties by and covenants of LiveRamp, Publicis, Parent and Merger Sub that were made only for purposes of the Merger Agreement and as of specified dates. The representations, warranties and covenants in the Merger Agreement were made solely for the benefit of the parties to the Merger Agreement, were qualified and subject to important limitations in connection with negotiating the terms of the Merger Agreement (including by being qualified by confidential disclosure letters exchanged between the parties to the Merger Agreement) and may be subject to a contractual standard of materiality that may differ from what may be viewed as material by investors. In particular, in your review of the representations and warranties contained in the Merger Agreement and described in this summary, it is important to bear in mind that the representations and warranties were negotiated with the principal purpose of establishing the circumstances in which a party to the Merger Agreement may have the right not to close the Merger if the representations and warranties of the other party prove to be untrue due to a change in circumstance or otherwise, and allocating risk between the parties to the Merger Agreement, rather than establishing matters as facts. Information concerning the subject matter of the representations and warranties, which do not purport to be accurate as of the date of this proxy statement, may have changed since the date of the Merger Agreement.
Additional information about LiveRamp may be found elsewhere in this proxy statement and LiveRamp’s other public filings. See “Where You Can Find More Information”.
Structure of the Merger
Subject to the terms and conditions of the Merger Agreement and in accordance with the DGCL, (a) at the Effective Time, Merger Sub will be merged with and into LiveRamp and the separate corporate existence of Merger Sub will thereupon cease, (b) LiveRamp will be the Surviving Company and, from and after the Effective Time, will be a wholly owned direct subsidiary of Parent and the separate corporate existence of LiveRamp will continue unaffected by the Merger, and (c) the Merger will have such other effects as set forth in the Merger Agreement and in the applicable provisions of the DGCL.
Closing and Effective Time of the Merger
The Closing will take place on the third (3rd) business day following the satisfaction or, to the extent permitted by applicable law, waiver of the closing conditions set forth in the Merger Agreement (described in the section entitled “The Merger Agreement — Conditions to the Completion of the Merger”) (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or, to the extent permitted by applicable law, waiver of those conditions at the Closing) or at such other date, time or place as LiveRamp and Parent may agree in writing.

The Merger Agreement
Assuming the timely receipt of required regulatory approvals and the satisfaction of other closing conditions, including obtaining the Requisite LiveRamp Stockholder Approval, we currently expect the closing to occur by December 31, 2026.
On the Closing Date, the parties will cause the Certificate of Merger to be duly executed and filed with the Secretary of State of the State of Delaware as provided in Section 251 of the DGCL and the parties will deliver and tender any other filings, recordings or publications required to be made by LiveRamp or Merger Sub under the DGCL in connection with the Merger. The Merger will become effective at the time the Certificate of Merger is filed with and accepted by the Secretary of State of the State of Delaware or at such later time agreed to by Parent and LiveRamp and specified in the Certificate of Merger, which we refer to as the Effective Time.
Prior to the Effective Time, LiveRamp and, following the Effective Time, Parent and the Surviving Company, will cooperate in taking, or causing to be taken, all actions reasonably necessary to cause Common Stock to be delisted from the NYSE and deregistered under the Exchange Act as soon as reasonably practicable following the Effective Time.
Certificate of Incorporation; Bylaws; Directors and Officers
At the Effective Time, the Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”) and the Bylaws of LiveRamp as in effect immediately prior to the Effective Time will be amended and restated in its entirety as of the Effective Time to be in the form set forth in Annex A and Annex B to the Merger Agreement, respectively, and as so amended and restated will be the certificate of incorporation and bylaws of the Surviving Company, respectively, until thereafter duly amended, restated or amended and restated as provided therein or by applicable law.
The directors of Merger Sub immediately prior to the Effective Time will, from and after the Effective Time, be the directors of the Surviving Company, each to hold office until such person’s successor has been duly elected or appointed and qualified or until such person’s earlier death, resignation or removal pursuant to the certificate of incorporation, the bylaws or applicable law.
Unless otherwise determined by Parent prior to the Effective Time, the officers of Merger Sub immediately prior to the Effective Time will, from and after the Effective Time, be the officers of the Surviving Company, each to hold office until such person’s successor has been duly elected or appointed and qualified or until such person’s earlier death, resignation or removal pursuant to the certificate of incorporation, the bylaws or applicable law.
Treatment of Common Stock and Equity Awards
Common Stock. At the Effective Time, each share of Common Stock issued and outstanding immediately prior to the Effective Time (other than any (i) Common Stock owned by stockholders that have properly perfected their rights of appraisal within the meaning of Section 262 of the DGCL (the “Dissenting Shares”); (ii) Common Stock owned or held in treasury by LiveRamp or owned by Parent or Merger Sub (the “Cancelled Shares”); and (iii) Common Stock issued and outstanding immediately prior to the Effective Time that is owned by any direct or indirect wholly owned subsidiary of Parent (other than Merger Sub) or of LiveRamp (the “Converted Shares”)) will be converted, in accordance with the procedures set forth in the Merger Agreement, into the right to receive the Merger Consideration. From and after the Effective Time, all such shares of Common Stock will no longer be outstanding and will automatically be cancelled and cease to exist, and each applicable holder of such Common Stock will cease to have any rights with respect to such Common Stock, except the right to receive the Merger Consideration upon surrendering such shares of Common Stock. At the Effective Time, (i) each Cancelled Share will automatically be cancelled and retired and will cease to exist, and no consideration will be delivered in the Merger with respect to such Cancelled Shares; (ii) each Converted Share will be converted into such number of shares of common stock of the Surviving Company, such that the ownership percentage of any such subsidiary in the Surviving Company will equal the ownership percentage of such subsidiary in LiveRamp immediately prior to the Effective Time; and (iii) holders of each Dissenting Share will be entitled to payment of the appraised value of such Dissenting Share in accordance with Section 262 of the DGCL, as described in the section entitled “Appraisal Rights”.
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LiveRamp Options. At the Effective Time, each LiveRamp Option will be converted into a restricted cash award in an amount equal to (i) the excess of the Merger Consideration over the applicable exercise price per share of such LiveRamp Option multiplied by (ii) the number of shares of Common Stock subject to such LiveRamp Option immediately prior to the Effective Time. The restricted cash award will otherwise be subject to the same terms and conditions as applicable before the Effective Time but will vest in full following certain qualifying terminations of employment that occur within 24 months following the Effective Time in accordance with the Merger Agreement.
LiveRamp Restricted Stock Awards. At the Effective Time, each LiveRamp Restricted Stock Award will be converted into a restricted cash award in an amount equal to (i) the number of shares of Common Stock subject to such LiveRamp Restricted Stock Award immediately prior to the Effective Time multiplied by (ii) the Merger Consideration. The restricted cash award will otherwise be subject to the same terms and conditions as applicable before the Effective Time but will vest in full following certain qualifying terminations of employment that occur within 24 months following the Effective Time in accordance with the Merger Agreement.
LiveRamp RSU Awards and LiveRamp PSU Awards. At the Effective Time, each LiveRamp RSU Award and each LiveRamp PSU Award will be converted into a restricted cash award in an amount equal to (i) the number of shares of Common Stock subject to such LiveRamp RSU Award or LiveRamp PSU Award (determined based on (x) in the case of LiveRamp PSU Awards granted on or prior to December 31, 2025, that are subject to “Rule of 40” performance conditions, 128% of the target level of performance (in the case of fiscal year 2025 grants) and 139% of the target level of performance (in the case of fiscal year 2026 grants), (y) in the case of all other LiveRamp PSU Awards granted on or prior to December 31, 2025, actual performance for completed performance periods and the greater of the target level and the actual level of performance through the Effective Time for incomplete performance periods and (z) in the case of LiveRamp PSU Awards granted after December 31, 2025, the target level of performance) immediately prior to the Effective Time, multiplied by (ii) the Merger Consideration. The restricted cash award will otherwise be subject to the same terms and conditions as applicable before the Effective Time, except that the performance-based vesting conditions applicable to LiveRamp PSU Awards will cease to apply, and the awards will vest in full following certain qualifying terminations of employment that occur within 24 months following the Effective Time in accordance with the Merger Agreement.
Surrendering and Payment Procedures
Parent will designate a United States bank, trust company or other independent financial institution in the United States that is reasonably acceptable to LiveRamp to act as the paying agent in connection with the Merger (the “Paying Agent”) and to receive the funds to which holders of the Eligible Shares will become entitled in accordance with the Merger. Prior to the Effective Time, Parent will deposit, or cause to be deposited, with the Paying Agent, cash in immediately available funds in an amount sufficient to pay the aggregate Merger Consideration ( the “Payment Fund”) for the sole benefit of the holders of Common Stock. If the Payment Fund is insufficient to pay the Merger Consideration, Parent will promptly deposit, or cause to be deposited, additional funds with the Paying Agent in an amount equal to the shortfall that is required to make the payment.
Common Stock Certificates. Promptly after the Effective Time, Parent will cause the Paying Agent to mail each holder of record of a certificate or certificates that, immediately prior to the Effective Time, represented any Eligible Shares (“Certificates”):
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a letter of transmittal specifying that delivery will be effected and the risk of loss and title to the Certificates will pass only upon the delivery of the Certificates (or affidavits of loss in lieu of the Certificates, and if required by Parent, an indemnity bond) to the Paying Agent (the “Letter of Transmittal”); and

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instructions for effecting the surrender of the Certificates (or affidavits of loss in lieu of the Certificates, and if required by Parent, an indemnity bond) for cancellation to the Paying Agent or to another agent as appointed by Parent in exchange for payment of the Merger Consideration with respect of such Certificates.

The holder of such Certificate will, upon surrender of a Certificate for cancellation to the Paying Agent or to another agent as appointed by Parent with a completed and validly executed Letter of Transmittal in accordance with the instructions provided and any other documents as required under the instructions, and compliance with the Paying Agent’s reasonable terms and conditions for orderly exchange, be, in exchange, entitled to receive the Merger Consideration as provided in the Merger Agreement for each Eligible Share formerly represented by such Certificate.

The Merger Agreement
The surrendered Certificate will be cancelled forthwith. If the payment of the Merger Consideration is to be paid to a person other than the person in whose name the Certificate is surrendered, as a condition to the payment, (i) the Certificate must be properly endorsed or be otherwise in proper form for transfer and (ii) the person requesting such payment must have paid any transfer or any other similar taxes required for the payment of the Merger Consideration to a person other than the registered holder of the surrendered Certificate or establish to the satisfaction of Parent that such tax either has been paid or is not required to be paid.
Book-Entry Shares. Any holder of Eligible Shares that are non-certificated Common Stock represented by book-entry (“Book-Entry Shares”) will not be required to deliver a Certificate or an executed Letter of Transmittal to the Paying Agent to receive the Merger Consideration. Instead, subject to compliance with the Paying Agent’s customary procedures, each registered holder of one or more Book-Entry Shares, upon the Effective Time, will be entitled to receive the Merger Consideration and the Parent will cause the Paying Agent to pay and deliver the Merger Consideration for each Eligible Share formerly represented by such Book-Entry Share promptly as reasonably practicable after the Effective Time. Such Book-Entry Share will be cancelled forthwith. Payment of the Merger Consideration with respect to Book-Entry Shares will only be made to the person in whose name such Book-Entry Shares are registered.
You should not return your Certificates with the enclosed proxy card, and you should not forward your Certificates to the Paying Agent without a Letter of Transmittal. Holders of Book-Entry Shares will not be required to deliver a Certificate or an executed Letter of Transmittal to the Paying Agent to receive the Merger Consideration that such holders are entitled to receive as a result of the Merger pursuant to the Merger Agreement.
From and after the Effective Time, the stock transfer books of LiveRamp will be closed, and thereafter there will be no further registration of transfers of Common Stock on the records of LiveRamp.
If any Certificate has been lost, stolen or destroyed, upon the making of an affidavit of loss and, and if required by Parent, an indemnity bond, the Paying Agent will, in exchange for such Certificate and such other documentation required pursuant to the Merger Agreement and subject to the terms and conditions of the Merger Agreement, pay the aggregate Merger Consideration to be paid with respect to the Eligible Shares represented by such Certificate.
No interest will be paid or accrue on any portion of the Merger Consideration payable upon surrender of any Certificate (or affidavit of loss in lieu of the Certificate, in accordance with the Merger Agreement) or with respect to any Book-Entry Share.
At any time following the first (1st) anniversary of the Effective Time, Parent will be entitled to require the Paying Agent to deliver any funds (including any interest received with respect to such funds) remaining in the Payment Fund that have not been disbursed, other than funds for which disbursement is pending subject only to the Paying Agent’s routine administrative procedures to holders of Certificates or Book-Entry Shares. Any holder of Eligible Shares who has not theretofore received the Merger Consideration in respect of such Eligible Shares from the Paying Agent pursuant to the Merger Agreement will thereafter look only to Parent (subject to abandoned property, escheat or other similar laws) for such payments.
Withholding
Each of LiveRamp, Parent, the Surviving Company, Merger Sub and the Paying Agent and any other applicable withholding agent will be entitled to deduct and withhold from the consideration otherwise payable pursuant to the Merger Agreement to any person such amounts as it is required to deduct or withhold with respect to the making of such payment under the Internal Revenue Code of 1986, or any other applicable tax law. To the extent that amounts are so withheld and remitted to the applicable governmental entity, such amounts will be treated for all purposes of the Merger Agreement as having been paid to the person in respect of which such deduction or withholding was made.
LiveRamp Representations and Warranties
In the Merger Agreement, LiveRamp makes representations and warranties, subject to certain exceptions in the Merger Agreement, in the confidential disclosure letter delivered by LiveRamp to Parent in connection with the Merger Agreement (the “LiveRamp Disclosure Letter”) and in certain of LiveRamp’s public filings, as to, among other things:
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LiveRamp’s and its subsidiaries’ due organization, valid existence and good standing under their respective jurisdictions of organization, and their respective powers and authority to conduct their respective businesses as currently conducted;

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LiveRamp’s ownership of its subsidiaries;

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LiveRamp’s and its subsidiaries’ capital structure, including, among other things, the number of outstanding shares of Common Stock, preferred stock, options and other stock-based awards;

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the absence of indebtedness or convertible debt whose holders have the right to vote, or which are convertible into or exercisable for securities having the right to vote with LiveRamp stockholders on any matter;

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the absence of voting trusts or similar agreements to which LiveRamp or any LiveRamp subsidiary (or to LiveRamp’s knowledge, a LiveRamp stockholder) is a party with respect to the voting of the capital stock or other equity interests of LiveRamp;

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the absence of rights, agreements or commitments to which LiveRamp or any LiveRamp subsidiary obligating LiveRamp or any LiveRamp subsidiary to provide funds or make an investment in any LiveRamp subsidiary not wholly owned, or in any other entity;

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LiveRamp’s corporate power and authority related to the Merger Agreement, approval of the Merger Agreement and related matters by the Board;

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required consents and approvals relating to the Merger;

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the absence of violations of, or conflicts with, LiveRamp’s organizational documents, applicable law and contracts as a result of LiveRamp’s entry into and performance under the Merger Agreement or consummation of the Merger;

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LiveRamp’s SEC filings, the financial statements included therein and LiveRamp’s disclosure controls and procedures and internal controls over financial reporting;

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the absence of any undisclosed liabilities;

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the conduct of LiveRamp’s business since December 31, 2025 and the absence of a Material Adverse Effect (as hereinafter defined);

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LiveRamp’s and its subsidiaries’ compliance with applicable laws and the rules and regulations of the NYSE;

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LiveRamp’s and its subsidiaries’ possession of and compliance with certain licenses, permits and other authorizations;

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LiveRamp’s and its subsidiaries’ compliance with certain sanctions, trade control and anti-corruption laws;

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the absence of any designing, testing, manufacturing, fabricating, or developing “critical technologies” as that term is defined in 31 C.F.R.§ 800.215 by LiveRamp, its subsidiaries or any of its affiliates;

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the absence of certain legal proceedings;

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LiveRamp’s and its subsidiaries’ employee benefits and compensation plans, policies, programs and arrangements;

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certain employment and labor matters;

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certain environmental matters;

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certain contracts to which LiveRamp or any of its subsidiaries is a party, the validity, binding nature and effectiveness of such contracts and the absence of LiveRamp’s or its subsidiaries’ default under such contracts;

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LiveRamp’s and its subsidiaries’ customers and suppliers;

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LiveRamp’s and its subsidiaries’ insurance policies;

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accuracy of information supplied or to be supplied in this proxy statement;

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certain tax matters;

The Merger Agreement
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LiveRamp’s and its subsidiaries’ real property interests;

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LiveRamp’s and its subsidiaries’ intellectual property, information technology, data protection and privacy, practices, and the absence of material security breaches or violations of privacy laws;

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the inapplicability of certain anti-takeover statutes or anti-takeover provisions;

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receipt of opinions from LiveRamp’s financial advisor;

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the absence of certain related party contracts; and

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the absence of any undisclosed broker’s or finder’s fees.

Definition of  “Material Adverse Effect”
Many of the LiveRamp representations and warranties in the Merger Agreement are qualified by, among other things, exceptions relating to the absence of a “Company Material Adverse Effect”, which means any change, effect, development, circumstance, condition, fact, state of facts, event or occurrence (an “Effect”) that, individually or in the aggregate, has had or would reasonably be expected to have a material adverse effect on (1) the financial condition, business, assets, liabilities or operations of LiveRamp and its subsidiaries, taken as a whole or (2) the ability of LiveRamp to consummate the Transactions, including the Merger, prior to the Outside Date; provided, however, that, solely for purposes of clause (1), no Effects to the extent resulting or arising from the following shall be deemed to constitute a Company Material Adverse Effect or shall be taken into account when determining whether a Company Material Adverse Effect exists or has occurred or is reasonably expected to exist or occur:
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changes in general United States or global economic conditions, including any changes affecting financial, credit, foreign exchange or capital market conditions;

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changes in general conditions in any industry or industries or markets in which LiveRamp and its subsidiaries operate;

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changes in general political or financial conditions or markets (including changes in interest rates, exchange rates, stock, bond and/or debt prices, or newly introduced tariffs or changes to existing tariffs);

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changes in generally accepted accounting principles (“GAAP”) or other applicable national or international accounting standards, or in the accounting rules and regulations of the SEC, or in any official interpretation of the foregoing;

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changes in applicable law or the official interpretation of such laws by governmental entities;

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decrease or decline in the market price or trading volume of the Common Stock or any failure by LiveRamp to meet any internal or published projections, estimates or expectations of LiveRamp’s revenue, earnings or other financial performance or results of operations for any period;

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changes in LiveRamp’s credit rating;

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changes in geopolitical conditions, acts of terrorism (including cyberterrorism) or sabotage, war (whether or not declared), the commencement, continuation or escalation of a war, acts of armed hostility, weather conditions, natural disasters or epidemics, pandemics or other outbreak of illness or public health event (whether human or animal), or other similar force majeure events, including any material worsening of such conditions;

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the execution and public announcement of the Merger Agreement or the Transactions, including the identity of Parent or its affiliates, the pendency or consummation of the Transactions, and the impact of such on the relationships of LiveRamp with its officers and other employees, customers, suppliers, distributors or other business partners;

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any action or inaction, expressly required by the terms of the Merger Agreement or which is taken or not taken at the express written request of Parent;

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any proceeding brought or threatened by LiveRamp stockholders (including on behalf of LiveRamp) asserting allegations of breach of fiduciary duty relating to the Merger Agreement or violations of securities laws in

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connection with the proxy statement or any other document required to be filed by LiveRamp with the SEC or required to be distributed or otherwise disseminated to LiveRamp stockholders in connection with the Transactions; and
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the failure of Parent to consent to any of the actions proscribed in the interim operating covenants under the Merger Agreement, where such failure to consent was unreasonable;

except that, with respect to the first, second, third, fourth, fifth and eighth bullet points above, if such Effect has had a disproportionate adverse effect on LiveRamp or any of its subsidiaries relative to other companies operating in the same industry, then the incremental disproportionate adverse effect of such Effect will be taken into account for the purpose of determining whether a Company Material Adverse Effect exists or has occurred or is reasonably expected to exist or occur.
Conduct of Business Pending the Merger
LiveRamp has agreed to certain covenants in the Merger Agreement restricting the conduct of its business between the date of the Merger Agreement and the Effective Time (or any earlier termination of the Merger Agreement). In general, unless approved in writing by Parent (which consent may not be unreasonably withheld) and except as otherwise required or expressly contemplated by the Merger Agreement, set forth in the LiveRamp Disclosure Letter or as required by applicable law, LiveRamp has agreed to, and to cause each of its subsidiaries to, conduct its business in all material respects in the ordinary course of business and use commercially reasonable efforts to (i) preserve intact its and their present business organizations, goodwill and ongoing businesses, (ii) keep available the services of its and their present officers and other key employees (other than where termination of such services is for cause), and (iii) preserve its and their present relationships with customers, suppliers, vendors, licensors, licensees, governmental entities, employees and other persons with whom it and they have material business relations.
LiveRamp has further agreed that, in certain cases, subject to certain ordinary course of business exceptions, exceptions for actions between or among LiveRamp and its subsidiaries and other exceptions specified in the Merger Agreement, LiveRamp will not, and will cause its subsidiaries not to:
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amend, modify, waive, rescind or otherwise change LiveRamp’s or any subsidiary’s certificate of incorporation, bylaws or equivalent organizational documents, except for changes to the organizational documents of a subsidiary that are not material;

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authorize, declare, set aside, make or pay any dividends on or make any distribution with respect to its outstanding shares of capital stock or other equity interests (whether in cash, assets, shares or other securities of LiveRamp or any of its subsidiaries), except for dividends and distributions paid or made by a wholly owned subsidiary to LiveRamp or another wholly owned subsidiary;

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enter into any agreement or arrangement with respect to voting or registration, or file any registration statement with the SEC with respect to, any of its capital stock or other equity interests or securities;

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adjust, split, combine, subdivide, reduce or reclassify any of its capital stock or other equity interests, or redeem, purchase or otherwise acquire any of its capital stock or other equity interests (other than repurchases of Common Stock in satisfaction of applicable tax withholdings or the exercise price upon the exercise or settlement of any LiveRamp equity award outstanding as of the date of the Merger Agreement or granted following the date thereof in accordance with the Merger Agreement), or issue or authorize the issuance of any of its capital stock or other equity interests or any other securities in respect of, in lieu of or in substitution for, shares of its capital stock or other equity interests or any rights, warrants or options to acquire any such shares of capital stock or other equity interests, except for any such transaction involving only wholly owned subsidiaries;

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issue, deliver, grant, sell, dispose of or encumber, or authorize the issuance, delivery, grant, sale, disposition or encumbrance of, any shares of the capital stock, voting securities or other equity interest in LiveRamp or any subsidiary or any securities convertible into or exchangeable or exercisable for any such shares, voting securities or equity interest, or any rights, warrants or options to acquire any such shares, voting securities or equity interest or any “phantom” stock, “phantom” stock rights, stock appreciation rights or stock based performance units or take any action to cause to be exercisable or vested any otherwise unexercisable or unvested equity award, subject to certain exceptions;

The Merger Agreement
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except as required by applicable law or any LiveRamp benefit plan as in effect as of the date of the Merger Agreement, (i) increase the compensation or benefits payable or to become payable to any director, employee or other individual service provider, (ii) grant to any director, employee or other individual service provider any increase in severance or termination pay, (iii) pay or award, or commit to pay or award, any bonuses, retention or incentive compensation to any director, employee or other individual service provider, (iv) establish, adopt, enter into, amend, terminate or waive any of its rights under any collective bargaining agreement or LiveRamp benefit plan, (v) take any action to amend or waive any performance or vesting criteria or accelerate vesting, exercisability or funding under any LiveRamp benefit plan, (vi) terminate the employment or service of any employee or other individual service provider with annual base compensation of  $300,000 or more, in each case other than for cause, (vii) hire, engage or promote any employee or other individual service provider with annual base compensation of  $300,000 or more (including for clarity the promotion of any individual such that, after the promotion, the individual would have annual base compensation at such level or more), (viii) provide any funding for any rabbi trust or similar arrangement or take any other action to fund or in any other way secure the payment of compensation or benefits, or (ix) waive or release any noncompetition, nonsolicitation, nondisclosure, noninterference, nondisparagement or other restrictive covenant obligation of any current or former employee or other individual service provider;

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acquire (including by merger, consolidation or acquisition of stock or assets or any other means) or authorize or announce an intention to so acquire, or enter into any agreements providing for any acquisitions of, any equity interests in or all or a material portion of the assets of any person or any business or division thereof, or otherwise engage in any mergers, consolidations or business combinations, except for (A) transactions solely between LiveRamp and a wholly owned subsidiary or solely between wholly owned subsidiaries in the ordinary course of business, (B) acquisitions of supplies or equipment in the ordinary course of business consistent with past practice, or (C) acquisitions not in excess of  $2,500,000 in the aggregate;

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liquidate, dissolve, restructure, recapitalize or effect any other reorganization (including any reorganization or restructuring between or among any of LiveRamp and/or its subsidiaries), or adopt any plan or resolution providing for any of the foregoing;

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make any loans, advances or capital contributions to, or investments in, any other person, except for (A) loans solely among LiveRamp and wholly owned subsidiaries or solely among wholly owned subsidiaries, in each case, in the ordinary course of business, and (B) advances for reimbursable employee expenses, not to exceed $500,000 in the aggregate, in the ordinary course of business consistent with past practice;

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sell, lease, license, assign, cancel, abandon, fail to maintain, permit to lapse, transfer, exchange, swap or otherwise dispose of, or subject to any lien (other than permitted liens), any of its properties, rights or assets (including shares in the capital of subsidiaries), subject to certain ordinary course exceptions;

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enter into or become bound by, or amend, modify, terminate or waive any contract to the extent relating to the acquisition or disposition of, or granting of any license, covenant not to sue or similar right with respect to, intellectual property that is material to the business of LiveRamp and its subsidiaries, taken as a whole, including any covenant not to sue or covenant not to assert, other than non-exclusive licenses with respect to intellectual property or agreements with employees and independent contractors, in each case, in the ordinary course of business consistent with past practice;

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make any material reduction to (A) the security of, or any administrative, technical or physical safeguards related to, any LiveRamp information technology or privacy or data security or (B) any policies or procedures with respect to protected information or confidential or other sensitive information or privacy requirements, except as required by applicable law, any governmental entity or any contract in effect as of the date of the Merger Agreement;

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(A) enter into any contract that would, if entered into prior to the date of the Merger Agreement, be a material contract or (B) materially modify, materially amend, extend or terminate any material contract, or waive, release or assign any rights or claims under such contract;

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make any capital expenditure, enter into agreements or arrangements providing for capital expenditure or otherwise commit to do so, other than in accordance with the capital expenditure budget specified in the LiveRamp Disclosure Letter;

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waive, release, assign, compromise or settle any claim, litigation, investigation or proceeding (including with respect to matters in which LiveRamp or any of its subsidiaries is a plaintiff or in which any of their officers or directors in their capacities as such are parties), other than the compromise or settlement of claims, litigations, investigations or proceedings that: (A) are for an amount not to exceed for any such compromise or settlement, $500,000 individually or $2,500,000 in the aggregate, and (B) do not impose any injunctive or other non-monetary relief on LiveRamp or any subsidiary and do not involve the admission of wrongdoing by LiveRamp, any subsidiary or any of their respective officers or directors;

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make any material change in financial accounting policies, practices, principles or procedures or any of its methods of reporting income, deductions or other material items for financial accounting purposes, in each case, except as required by GAAP, other applicable national or international accounting standards, SEC rules and regulations or applicable law;

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amend or modify any privacy statement of LiveRamp or any subsidiary in any material respect, other than as required by applicable law;

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enter into any collective bargaining agreement or any material agreement with any labor organization, works council, trade union, labor association or other employee representative, except as required by applicable law;

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implement any closings or employee layoffs that would require notifications under the Worker Adjustment and Retraining Notification Act, or any similar state, local or foreign law;

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(A) make, other than in the ordinary course of business consistent with past practice, change or revoke any material tax election, (B) change any tax accounting period or material method of tax accounting, (C) amend any material tax return, in the case of  (A), (B) and (C), if such action could reasonably be expected to result in any increase in the tax liability of LiveRamp or any subsidiary for any tax period, (D) amend any U.S. federal income tax return, (E) settle or compromise any material liability for taxes or any tax audit, claim or other proceeding relating to a material amount of taxes, (F) enter into any “closing agreement” within the meaning of Section 7121 of the Internal Revenue Code of 1986 (or any similar provision of state, local or non-U.S. law), (G) surrender any right to claim a material refund of taxes, (H) request any ruling, permission or approval from any governmental entity with respect to taxes, or (I) agree to an extension or waiver of the statute of limitations with respect to a material amount of taxes, other than any automatic or automatically granted extensions or waivers of the statute of limitations in respect of filing tax returns, in the case of  (I), if such action could reasonably be expected to result in any increase in the tax liability of LiveRamp or any subsidiary for any tax period;

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redeem, repurchase, repay, prepay, defease, incur, assume, endorse, guarantee or otherwise become liable for or modify in any material respect the terms of any indebtedness, or issue or sell any debt securities or calls, options, warrants or other rights to acquire any debt securities (directly, contingently or otherwise), except (i) any redemption, repurchase, repayment, prepayment or incurrence of indebtedness solely among LiveRamp and its wholly owned subsidiaries or solely among wholly owned subsidiaries or (ii) guarantees by LiveRamp of indebtedness of wholly owned subsidiaries or guarantees by wholly owned subsidiaries of indebtedness of LiveRamp or any other wholly owned subsidiary, which indebtedness is incurred prior to the date of the Merger Agreement and which guarantees are required by the terms of such indebtedness as in effect as of the date of the Merger Agreement;

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cancel any of LiveRamp’s or any LiveRamp subsidiary’s material insurance policies or fail to pay the premiums on LiveRamp’s or any subsidiary’s material insurance policies such that such failure causes a cancellation of such policy, other than in the ordinary course of business consistent with past practice, or fail to use commercially reasonable efforts to maintain in the ordinary course LiveRamp’s material insurance policies;

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terminate, or modify or waive in any material respect, any right under any material LiveRamp permit; or

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agree or authorize, in writing or otherwise, to take any of the foregoing actions.

The Merger Agreement is not intended to give to Parent, directly or indirectly, rights to control or direct LiveRamp’s or its subsidiaries’ operations prior to the Effective Time.

The Merger Agreement
No Solicitation; Change in Board Recommendation
No Solicitation
During the period commencing with the execution and delivery of the Merger Agreement and continuing until the earlier of the Effective Time and the termination of the Merger Agreement, except as expressly permitted by the Merger Agreement, LiveRamp has agreed that it will not, and will cause each of its subsidiaries, its and their respective officers, directors and other representatives (including the Board and any committee thereof) not to, directly or indirectly:
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solicit, initiate or knowingly encourage or facilitate (including by way of providing information or taking any other action) any inquiry, proposal or offer, or the making, submission or announcement of any inquiry, proposal or offer which constitutes or would reasonably be expected to lead to an Acquisition Proposal;

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participate in any negotiations regarding, or furnish to any person any information relating to LiveRamp or any of its subsidiaries in connection with an actual or potential Acquisition Proposal, other than solely to state that LiveRamp and its representatives are prohibited from engaging in any such discussions or negotiations;

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adopt, approve, endorse or recommend, or propose to adopt, approve, endorse or recommend, any Acquisition Proposal;

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withdraw, change, amend, modify or qualify, or otherwise propose to withdraw, change, amend, modify or qualify, in a manner adverse to Parent, the LiveRamp board recommendation or resolve or agree to take any such action;

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if an Acquisition Proposal has been publicly disclosed, fail to publicly and without qualification recommend against any such Acquisition Proposal within ten (10) business days after the public disclosure of such Acquisition Proposal (or subsequently withdraw, change, amend, modify or qualify (or publicly propose to do so), in a manner adverse to Parent, such rejection) and reaffirm the LiveRamp board recommendation within such ten (10) business day period (or, with respect to any Acquisition Proposals or material amendments, revisions or changes to the terms of any such previously publicly disclosed Acquisition Proposal that are publicly disclosed within the last ten (10) business days prior to the then-scheduled Special Meeting, fail to take the foregoing actions, with references to the applicable ten (10) business day period being replaced with three (3) business days);

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fail to include the LiveRamp board recommendation in this proxy statement;

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approve or authorize, or cause or permit LiveRamp or any of its subsidiaries to enter into, any merger agreement, acquisition agreement, reorganization agreement, letter of intent, memorandum of understanding, agreement in principle, option agreement, joint venture agreement, partnership agreement or similar agreement or document relating to, or any other agreement or commitment providing for, any Acquisition Proposal (other than an acceptable confidentiality agreement entered into in accordance with the Merger Agreement);

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call or convene a meeting of LiveRamp’s stockholders to consider a proposal that would reasonably be expected to prevent or materially impair or delay the consummation of the Transactions; or

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resolve, publicly propose or agree to do any of the foregoing (any act described in the third, fourth, fifth, sixth, seventh, eighth and/or this ninth bullet points in this section (to the extent related to third, fourth, fifth, sixth, seventh or eighth bullet points above), a “Change of Recommendation”).

For purposes of the Merger Agreement, “Acquisition Proposal” means any offer, proposal or indication of interest from a person (other than a proposal or offer by Parent or any of its subsidiaries) at any time relating to any transaction or series of related transactions (other than the Transactions contemplated by the Merger Agreement) involving: (a) any acquisition or purchase by any person, directly or indirectly, of more than fifteen percent (15%) of any class of outstanding voting or equity securities of the Company (whether by voting power or number of shares), or any tender offer (including a self-tender offer) or exchange offer that, if consummated, would result in any person beneficially owning more than fifteen percent (15%) of any class of outstanding voting or equity securities of the Company (whether by voting power or number of shares); (b) any merger, consolidation, share exchange, business combination, joint venture, recapitalization, reorganization or other similar transaction involving the Company and a
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person pursuant to which the Company stockholders immediately preceding such transaction hold less than eighty five percent (85%) of the equity interests in the surviving or resulting entity of such transaction immediately following the consummation of such transaction (whether by voting power or number of shares); or (c) any sale, lease, exchange, transfer or other disposition to a person of more than fifteen percent (15%) of the consolidated assets of LiveRamp and its subsidiaries (measured by the fair market value thereof).
LiveRamp also agreed that it will not waive, terminate or modify, without Parent’s prior written consent, any confidentiality, standstill or similar provision in any confidentiality, standstill or other agreement.
Additionally, LiveRamp agreed that, immediately following the execution of the Merger Agreement, it will, and will cause its subsidiaries and its and their respective officers, directors and other representatives (including the Board and any committee thereof) to, cease any and all solicitation, knowing encouragement, discussions or negotiations with any persons (or provision of any nonpublic information regarding LiveRamp or its subsidiaries to any persons) with respect to any inquiry, proposal or offer that constitutes, or would reasonably be expected to lead to, an Acquisition Proposal. Promptly after the date of the Merger Agreement (and in any event within one (1) business day), LiveRamp will (A) request in writing that each person (other than Parent) that has previously executed a confidentiality agreement in connection with its consideration of an Acquisition Proposal or potential Acquisition Proposal promptly destroy or return to LiveRamp all nonpublic information previously furnished to such person or its representatives in accordance with the terms of such confidentiality agreement, and (B) terminate access to any physical or electronic data rooms relating to a possible Acquisition Proposal by any such person and its representatives.
Non-Solicitation Exceptions
Notwithstanding the limitations described above, if LiveRamp receives, prior to obtaining the Requisite LiveRamp Stockholder Approval, a bona fide written Acquisition Proposal that did not result from a breach of the non-solicitation provisions of the Merger Agreement, which the Board determines in good faith (i) after consultation with LiveRamp’s outside legal counsel and financial advisors, constitutes a Superior Proposal or could reasonably be expected to lead to a Superior Proposal or (ii) after consultation with LiveRamp’s outside legal counsel, that the failure to take such action would reasonably be expected to be a breach of the directors’ fiduciary duties under applicable law, then the Company may take the following actions:
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furnish nonpublic information with respect to LiveRamp and its subsidiaries to the person making such Acquisition Proposal (and its representatives and sources of financing), if, and only if, prior to so furnishing such information, LiveRamp receives from such person an executed acceptable confidentiality agreement and LiveRamp also provides Parent, prior to or substantially concurrently with (and in any event within forty-eight (48) hours of) the time such information is provided or made available to such person or its representatives or sources of financing, any nonpublic information furnished to such other person or its representatives or sources of financing that was not previously furnished to Parent; and

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engage in discussions or negotiations with such person (and its representatives and sources of financing) with respect to such Acquisition Proposal.

For purposes of the Merger Agreement, “Superior Proposal” means a bona fide, written Acquisition Proposal (with references in the definition of Acquisition Proposal to fifteen percent (15%) and eighty five percent (85%) being deemed to be replaced with references to fifty percent (50%) and fifty percent (50%), respectively) by a third party, which the Company Board of Directors determines in good faith after consultation with the Company’s outside legal and financial advisors to be more favorable to the Company’s stockholders from a financial point of view than the Merger, taking into account all relevant factors (including the transaction consideration, conditionality, timing, certainty of financing and/or regulatory approvals and likelihood of consummation) and the Merger Agreement (and any changes to the terms of the Merger Agreement proposed by Parent pursuant to its matching rights described below).
Notification to Parent
LiveRamp will promptly (and in any event within forty-eight (48) hours of receipt) notify Parent of the Company or any of its affiliates’ or its or their other representatives’ receipt of any Acquisition Proposal or any proposals or inquiries that could reasonably be expected to lead to an Acquisition Proposal. Such notice will indicate the identity of the

The Merger Agreement
person making the Acquisition Proposal or inquiry, and the material terms and conditions of such Acquisition Proposal and the nature of any information requested in connection with such proposal or inquiry, including unredacted copies of all written information requests or proposals, including proposed agreements and proposed financing commitments received by the Company or its representatives related to any Acquisition Proposal, or, if such Acquisition Proposal is not in writing, a reasonably detailed written description of the material terms and conditions thereof. The Company will keep Parent reasonably informed on a prompt and timely basis of the status and material terms (including any amendments or proposed amendments to such material terms, with any amendments or proposed amendments to economic terms being deemed material for this purpose) of any such Acquisition Proposal or potential Acquisition Proposal and keep Parent reasonably informed on a prompt and timely basis as to the nature of any information requested of LiveRamp with respect thereto, and will promptly (and in any event within forty-eight (48) hours of receipt) provide to Parent copies of all written proposals, offers and proposed agreements relating to an Acquisition Proposal received by LiveRamp or its representatives or, if such information or communication is not in writing, a reasonably detailed written description of the material contents thereof. LiveRamp will also promptly (and in any event within twenty-four (24) hours after such determination) inform Parent in writing if LiveRamp determines to begin providing information or to engage in discussions or negotiations concerning an Acquisition Proposal.
Changes in Board Recommendation
Notwithstanding the no-solicitation and Change of Recommendation restrictions in the Merger Agreement, but subject to certain procedural requirements, at any time prior to obtaining the Requisite LiveRamp Stockholder Approval, the Board may (i) make a Change of Recommendation (only of the type contemplated by the fourth, sixth or ninth bullet points (to the extent related to fourth and sixth bullet points) of the Change of Recommendation definition) in response to an Intervening Event if the Board has determined in good faith, after consultation with the Company’s outside legal counsel and financial advisors, that the failure to take such action would reasonably be expected to be a breach of the directors’ fiduciary duties under applicable law, or (ii) make a Change of Recommendation and cause LiveRamp to terminate the Merger Agreement in order to enter into a definitive agreement providing for an Acquisition Proposal received after the date of the Merger Agreement (that did not result from a breach of the non-solicitation provisions), which the Board determines in good faith after consultation with the Company’s outside legal counsel and financial advisors constitutes a Superior Proposal, but only if the Board has determined in good faith, after consultation with the Company’s outside legal counsel and financial advisors, that the failure to take such action would reasonably be expected to be a breach of the directors’ fiduciary duties under applicable law. Notwithstanding anything to the contrary in the Merger Agreement, neither LiveRamp nor any of its subsidiaries may enter into any acquisition agreement unless the Merger Agreement has been validly terminated. Further, none of the foregoing actions may be taken unless and until:
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in the case of a Change of Recommendation in response to a Superior Proposal, LiveRamp has provided Parent with four (4) business days’ prior written notice advising the Parent that the Board intends to take such action and specifying the material terms and conditions of the Acquisition Proposal, including a copy of any proposed definitive documentation; during such four (4) business day period, LiveRamp will cause its representatives (including its executive officers) to negotiate in good faith (to the extent Parent desires to negotiate) any proposal by Parent to amend the terms and conditions of the Merger Agreement such that such Acquisition Proposal would no longer constitute a Superior Proposal; and at the end of such four (4) business day period, the Board will again make all of the required determinations (after in good faith taking into account any amendments proposed by Parent); and

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if there are any material amendments, revisions or changes to the terms of any such Superior Proposal (including any revision to the amount, form or mix of consideration that LiveRamp’s stockholders would receive as a result of the Superior Proposal), LiveRamp will comply again with the notice requirement described in the bullet above, with references to the four (4) business day period being replaced with two (2) business days.

In addition to the foregoing, notwithstanding anything in the Merger Agreement to the contrary, the Board may, at any time prior to obtaining the Requisite LiveRamp Stockholder Approval, effect a Change of Recommendation (only of the type contemplated by the fourth, sixth or ninth bullet points, to the extent related to the fourth or sixth bullet points of the Change of Recommendation definition above in response to an Intervening Event if:
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LiveRamp provides Parent with four (4) business days’ prior written notice advising Parent that the Board intends to effect a Change of Recommendation and specifying, in reasonable detail, the reasons therefor;

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•
during such four (4) business day period, LiveRamp causes its representatives (including its executive officers) to negotiate in good faith (to the extent Parent desires to negotiate) any proposal by Parent to amend the terms and conditions of the Merger Agreement in a manner that would obviate the need to effect a Change of Recommendation; and

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at the end of such four (4) business day period, the Board again makes all of the required determinations for a Change of Recommendation in response to an Intervening Event (after in good faith taking into account any amendments proposed by Parent).

For purposes of the Merger Agreement, “Intervening Event” means any event, change or development first occurring or arising after the date of the Merger Agreement that is material to LiveRamp and its subsidiaries (taken as a whole) and was not known by or reasonably foreseeable to the Board as of or prior to the date of the Merger Agreement; provided, however, that in no event will the following events, changes or developments constitute an Intervening Event: (A) the receipt, existence or terms of an Acquisition Proposal or any matter relating thereto or consequence thereof; (B) changes in the market price or trading volume of the Common Stock or any other securities of LiveRamp or its subsidiaries, or any change in credit rating or the fact that LiveRamp meets or exceeds internal or published estimates, projections, forecasts or predictions for any period (it being understood that the facts or occurrences giving rise or contributing to such changes may be taken into account to the extent not otherwise excluded); (C) changes in general economic, political or financial conditions or markets (including changes in interest rates, exchange rates, stock, bond and/or debt prices); or (D) changes in GAAP, other applicable accounting rules or applicable law or, in any such case, changes in the interpretation thereof.
The Special Meeting
Unless the Merger Agreement is terminated in accordance with its terms, LiveRamp will, as promptly as reasonably practicable after the date of the Merger Agreement and in consultation with Parent, duly hold the Special Meeting, with a record date and meeting date to be selected after reasonable consultation with Parent. Subject to the occurrence of any Change of Recommendation in accordance with the Merger Agreement, LiveRamp will use its reasonable best efforts to obtain the Requisite LiveRamp Stockholder Approval. Within ten business days after the date of the Merger Agreement (and at reasonable times thereafter, upon the request of Parent), LiveRamp will conduct a “broker search” in accordance with Rule 14a-13 of the Exchange Act for a record date for the Special Meeting that is twenty (20) business days after the date of such “broker search.”
LiveRamp will not postpone or adjourn the Special Meeting without Parent’s prior written consent; provided that, if at any time following the dissemination of this proxy statement, either LiveRamp or Parent reasonably determines in good faith that the Requisite LiveRamp Stockholder Approval is unlikely to be obtained at the Special Meeting, including due to an absence of quorum, then on no more than two occasions (for each of LiveRamp and Parent) and prior to the vote contemplated having been taken, each of LiveRamp and Parent will have the right to require an adjournment or postponement of the Special Meeting for the purpose of soliciting additional votes in favor of the Merger Agreement; provided, further, that no such adjournment or postponement may delay the Special Meeting by more than ten (10) days from the prior-scheduled date or to a date on or after the fifth (5th) business day preceding the Outside Date.
Notwithstanding the foregoing, LiveRamp may postpone or adjourn the Special Meeting if  (i) LiveRamp is required to postpone or adjourn the Special Meeting by applicable law or the rules or requirements of the New York Stock Exchange, or (ii) the Board or any authorized committee thereof determines in good faith (after consultation with outside legal counsel) that it is necessary or appropriate to postpone or adjourn the Special Meeting in order to give LiveRamp’s stockholders sufficient time to evaluate any information or disclosure that LiveRamp has sent or otherwise made available to such holders by issuing a press release, filing materials with the SEC or otherwise (including in connection with any Change of Recommendation) (in each case so long as any such information or disclosure was made in compliance with the Merger Agreement); provided, that LiveRamp will be permitted to postpone or adjourn the Special Meeting pursuant to the foregoing clause (ii) on no more than two (2) occasions and no such adjournment or postponement may delay the Special Meeting by more than fifteen (15) days in the aggregate (which need not run consecutively) from the prior-scheduled date or to a date on or after the fifth (5th) business day preceding the Outside Date. Unless there has been a Change of Recommendation in accordance with the Merger Agreement, LiveRamp will promptly provide Parent with all voting tabulation reports relating to the Special Meeting that have been prepared by LiveRamp or LiveRamp’s transfer agent, proxy solicitor or other representative, and will otherwise keep Parent

The Merger Agreement
reasonably informed regarding the status of the solicitation and any material oral or written communications from or to LiveRamp’s stockholders with respect thereto.
Regulatory Filings and Efforts to Consummate
Upon the terms and subject to the conditions set forth in the Merger Agreement, LiveRamp and Parent are required to cooperate with each other and use (and will cause their respective controlled affiliates to use) their respective reasonable best efforts to take or cause to be taken all actions and to do, or cause to be done, all things necessary, proper or advisable on their part under the Merger Agreement and applicable laws to consummate the Merger and the other Transactions as promptly as practicable after the date of the Merger Agreement, including (i) preparing and filing or otherwise providing all documentation to effect all necessary applications, notices, petitions, filings and other documents and to obtain as promptly as practicable all waiting period expirations or terminations, consents, clearances, waivers, licenses, orders, registrations, approvals, permits and authorizations necessary or advisable to be obtained from any third party or governmental entity in order to consummate the Merger and the other Transactions, (ii) contesting, defending and, where applicable, appealing any lawsuits or other legal proceedings, whether judicial or administrative, including injunctions and similar orders, challenging the Merger Agreement or the consummation of the Merger and the other Transactions, including seeking to have any stay or temporary restraining order entered by any court or other governmental entity vacated or reversed, and (iii) executing and delivering any additional instruments necessary to consummate the Merger and the other Transactions and to fully carry out the purposes of the Merger Agreement.
Without limiting the generality of, and in furtherance of the foregoing (but subject to the limitations set forth in the Merger Agreement), each of LiveRamp and Parent, as applicable, is required to (and is required to cause its respective controlled affiliates to):
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prepare and file, with respect to the Merger and the other Transactions, a Notification and Report Form pursuant to the HSR Act within 20 business days after the date of the Merger Agreement (unless a later date is mutually agreed between the parties); and supply as promptly as practicable any additional information and documentary materials that may be requested pursuant to the HSR Act and take all other actions necessary to cause the expiration or termination of the applicable waiting periods under the HSR Act as soon as practicable;

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make all other necessary filings as promptly as practicable after the date of the Merger Agreement, and, in any event, submit the relevant form (or, in jurisdictions in which a draft form must be submitted prior to the final form, the draft form) for applicable non-U.S. FDI laws and antitrust laws within 25 business days after the date of the Merger Agreement; and supply as promptly as practicable and advisable any additional information and documentary materials that may be requested under any FDI laws or antitrust laws;

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not, without the prior written consent of the other party (which consent will not be unreasonably conditioned, withheld or delayed), (A) cause any filing, delivery or submission applicable to it to be withdrawn, refiled, redelivered or resubmitted for any reason, including to provide the applicable governmental entities with additional time to review any or all of the Merger and the other Transactions or (B) consent to any voluntary extension of any statutory waiting period or, if applicable, consent to or enter into any timing agreement (or other contractual undertaking with respect to any waiting period) with a governmental entity applicable to the consummation of the Merger and the other Transactions or to any voluntary delay of the consummation of the Merger and the other Transactions at the behest of any governmental entity; provided that, unless the Merger Agreement has been terminated in accordance with its terms, LiveRamp may not (and must cause its subsidiaries not to), without the prior written consent of Parent, (1) withdraw its filing under the HSR Act or (2) offer, negotiate or enter into any commitment or agreement, including any timing agreement, with the DOJ, the FTC or any other governmental entity to delay the consummation of, or not to close before a certain date, the Merger and the other Transactions; and

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use its reasonable best efforts to take all necessary or advisable steps to (A) avoid the entry of and (B) resist, vacate, limit, reverse, suspend or prevent any actual, anticipated or threatened permanent, preliminary or temporary order, in each case, that becomes reasonably foreseeable to be entered, issued, made or rendered or is entered, issued, made or rendered, in the case of each of the foregoing clauses (A) and (B), that would reasonably be expected to prevent, delay or impair the consummation of the Merger and the other

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Transactions, including (x) the defense through litigation on the merits of any proceeding seeking to prevent, delay or impair the consummation of the Merger and the other Transactions (and, if applicable, the appeal thereof and the posting of a bond in connection therewith) and (y) the proffer and agreement by Parent of its willingness to (I) sell, license, assign, transfer, divest, hold separate or otherwise dispose of, or hold separate pending such disposition, and promptly to effect the sale, license, assignment, transfer, divestiture or other disposition of, assets, operations, rights, product lines, licenses, businesses or interests therein of LiveRamp, Parent or any of their respective subsidiaries or (II) conduct, restrict, operate, invest or otherwise change the assets, business or portion of the business, or accept any other restriction, requirement or limitation on the operation, of any of LiveRamp, Parent, Merger Sub or any of their respective subsidiaries (clauses (I) and (II) collectively, the “Divestiture Actions”), and, in each case, the entry into agreements with, and submission to orders of, the relevant governmental entity giving effect thereto as promptly as practicable; provided, however, that neither Parent nor any Parent subsidiary (excluding LiveRamp and the LiveRamp subsidiaries) is required to take or commit to take any Divestiture Action with respect to Parent or any Parent subsidiary.
Notwithstanding anything to the contrary in the Merger Agreement, (i) neither Parent nor Merger Sub nor any of their respective affiliates is required to, and LiveRamp will not, and will cause its subsidiaries not to, without the prior written consent of Parent, take any Divestiture Action or any other action (a) relating to Parent or any of its subsidiaries or any of their respective assets or businesses or (b) relating to LiveRamp or any of its subsidiaries or any of their respective assets or businesses that would reasonably be expected to have, individually or in the aggregate, a material adverse effect on the business, assets, financial condition or results of operations of LiveRamp and its subsidiaries, taken as a whole, and (ii) no such actions will be required unless the effectiveness of such action is contingent upon the occurrence of the Effective Time, and none of LiveRamp or any of LiveRamp’s affiliates will take any such action without Parent’s prior written consent (which consent will not be unreasonably conditioned, withheld or delayed). In addition, if requested by Parent, LiveRamp or any LiveRamp subsidiary must agree to become subject to, consent to or offer or agree to, or otherwise take any action with respect to, any such requirement, condition, limitation, understanding, agreement or order so long as such requirement, condition, limitation, understanding, agreement or order is only binding on LiveRamp or any LiveRamp subsidiary in the event the Closing occurs.
Without limiting Parent’s cooperation obligations described above, Parent, subject to the terms and conditions of the Merger Agreement, controls the ultimate strategy for securing approvals and the expiration of relevant waiting periods under the antitrust laws and FDI laws; provided that Parent must consult with LiveRamp and consider LiveRamp’s views in good faith. Each of LiveRamp and Parent must consult with the other party in a reasonable manner and consider in good faith the views and comments of the other party in connection with these efforts. LiveRamp and Parent will each (and will cause their respective subsidiaries to, and will instruct their respective representatives to), upon the reasonable request by the other, furnish to the other, as promptly as reasonably practicable, (i) all information concerning itself, its representatives and other matters as may be reasonably necessary or advisable to effect the expiration of all statutory waiting periods under applicable laws and, if applicable, any contractual waiting periods under any timing agreements with a governmental entity applicable to the consummation of the Merger and the other Transactions, and (ii) all filings, notices, reports, consents, registrations, approvals, permits and authorizations made or sought to be made by or on behalf of Parent, LiveRamp or any of their respective subsidiaries to or from any third party, including any governmental entity, in each case as necessary or advisable in connection with the Merger and the other Transactions. Each of Parent and LiveRamp has the right to review in advance and, to the extent practicable, each must consult with the other on and consider in good faith the views of the other in connection with all information relating to Parent or LiveRamp, as the case may be, any of their respective affiliates and any of their respective representatives, that appears in any filing made with, or written materials delivered or submitted to, any governmental entity in connection with the Merger and the other Transactions. Neither LiveRamp nor Parent will permit any of its controlled affiliates or any of its or their respective representatives to participate in any discussions or meetings with any governmental entity in respect of any filings, notices, reports, consents, registrations, approvals, permits or authorizations necessary or advisable in order to consummate the Merger and the other Transactions, unless it consults with the other in advance and, to the extent practical and permitted by such governmental entity, gives the other the opportunity to attend and participate thereat.
In addition, in furtherance of the foregoing, Parent and LiveRamp must, and must cause their respective affiliates to, take any and all actions necessary to obtain the CFIUS Approval and any other consent, authorization or approval required under other applicable FDI laws for the consummation of the Merger and the other Transactions. Those actions include promptly after the date of the Merger Agreement making any draft and final filings required in

The Merger Agreement
connection with CFIUS Approval (which draft filings must be made within 30 business days after the date of the Merger Agreement, unless the parties agree in writing otherwise, and under any applicable FDI laws which draft filings must be made within 25 business days after the date of the Merger Agreement unless the parties agree in writing otherwise) and, providing any information requested by CFIUS or any other agency or branch of the U.S. government in connection with the CFIUS review or investigation of the Transactions, or which is requested by any other governmental entity in connection with filings under other applicable FDI laws. With respect to Parent and its affiliates, those actions also include providing all assurances and agreeing to all conditions, limitations and restrictions as may be necessary to address any national security or other concerns identified by CFIUS or any other applicable governmental entity (including entering into a mitigation agreement, national security agreement or other similar arrangement or agreement); provided that neither Parent nor any of its affiliates is required to agree to any mitigation measure, condition, restriction or undertaking that would reasonably be expected to (i) require LiveRamp or any LiveRamp subsidiary to operate as a U.S. direct or indirect subsidiary of Parent that is organized, structured and financed to be capable of operating as a viable business entity independent from Parent for longer than an interim, temporary basis, (ii) involve restrictions on material assets or material businesses of Parent or its affiliates (excluding LiveRamp or any LiveRamp subsidiary) that do not relate to the Merger and the other Transactions or require the divestiture of any material business, assets or operations of Parent or its affiliates, or (iii) materially limit ordinary course and customary sharing or use of data among LiveRamp, Parent and Parent’s affiliates, or restrict Parent’s ability to substantially integrate the businesses and operations of LiveRamp and its subsidiaries with the businesses and operations of Parent and its affiliates, except, in each case, to the extent reasonably necessary to address national security concerns with respect to identified categories of sensitive data and subject to the additional limitations set forth in the Merger Agreement.
Directors’ and Officers’ Indemnification and Insurance
For six (6) years from and after the Effective Time, Parent and the Surviving Company will, and Parent will cause the Surviving Company to, indemnify and hold harmless all past and present directors and officers of LiveRamp and its subsidiaries (collectively, the “Indemnified Parties”) against any costs and expenses (including advancing costs prior to the final disposition of any actual or threatened claim, action, suit, proceeding, investigation or any other similar matter to each Indemnified Party to the fullest extent permitted by applicable law and LiveRamp’s organizational documents; provided that such Indemnified Party agrees in advance to return any such funds to which a court of competent jurisdiction determines in a final, nonappealable judgment that such Indemnified Party is not ultimately entitled), judgments, fines, penalties, losses, claims, damages, liabilities and amounts paid in settlement in connection with or relating to any actual or threatened claim, action, suit, proceeding, investigation, or any other similar matter in respect of acts, omissions, facts or events occurring or alleged to have occurred at or prior to the Effective Time (including acts, omissions, facts or events occurring in connection with the approval of the Merger Agreement and the consummation of the Merger or any of the other Transactions), whether asserted or claimed prior to, at or after the Effective Time, in connection with or relating to such Indemnified Parties serving or having served as an officer, director, employee or other fiduciary of LiveRamp, its subsidiaries or of any other person if such service was at the request or for the benefit of LiveRamp or its subsidiaries, to the fullest extent permitted by applicable law, the organizational documents of LiveRamp or the applicable LiveRamp subsidiary or indemnification agreements that were in place prior to the Merger Agreement and provided to Parent prior to the execution of the Merger Agreement.
At or prior to the Effective Time, LiveRamp will purchase six (6) year prepaid “tail” insurance on terms and conditions providing coverage retentions, limits and other material terms substantially equivalent to the current policies of directors’ and officers’ liability insurance, employment practice liability insurance and fiduciary liability insurance maintained by LiveRamp and its subsidiaries with respect to matters arising at or prior to the Effective Time (including acts, omissions, facts or events occurring in connection with the approval of the Merger Agreement and the consummation of the Merger or any of the other Transactions), from an insurance carrier with the same or better credit rating than LiveRamp’s current insurance carrier of each respective policy; provided that LiveRamp will not commit or spend on such “tail” insurance, in the aggregate, more than three hundred percent (300%) of the last aggregate annual premium incurred by LiveRamp prior to the date of the Merger Agreement for LiveRamp’s policies of directors’ and officers’ liability insurance, employment practices liability insurance and fiduciary liability insurance (the “Base Amount”), and if such “tail” insurance is not reasonably available for a cost not exceeding the Base Amount, LiveRamp will be permitted to purchase as much “tail” insurance coverage as reasonably practicable for the Base Amount. LiveRamp will in good faith cooperate with Parent prior to the Closing with respect to the procurement of
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such “tail” insurance. Parent and the Surviving Company will maintain such “tail” insurance in full force and effect for a period of six (6) years after the Effective Time.
For six (6) years after the Effective Time, Parent will cause to be maintained the provisions in LiveRamp’s and its subsidiaries’ organizational documents and any indemnification agreement of LiveRamp or a LiveRamp subsidiary with any Indemnified Party in existence prior to the execution of the Merger Agreement, except to the extent that such agreement provides for an earlier termination, in each case, regarding elimination of liability, indemnification of officers, directors and employees and advancement of expenses that are in existence prior to the execution of the Merger Agreement, and no such provision will be amended, modified or repealed in any manner that would adversely affect the rights or protections thereunder of any such Indemnified Party in respect of acts, omissions, facts or events occurring or alleged to have occurred at or prior to the Effective Time (including acts or omissions occurring in connection with the approval of the Merger Agreement and the consummation of the Merger or any of the other Transactions).
Employee Matters
For one year following the Effective Time, Parent will provide, or will cause the Surviving Company to provide, to each employee of LiveRamp and its subsidiaries who continues to be employed by Parent, the Surviving Company or its subsidiaries (a “Continuing Employee”), for so long as the Continuing Employee remains so employed, (i) base compensation no less favorable than that provided to such Continuing Employee immediately prior to the Effective Time, (ii) target short-term cash incentive compensation opportunities no less favorable than those provided to such Continuing Employee immediately prior to the Effective Time, (iii) employee benefits (excluding equity incentive compensation, defined benefit pension, retiree medical or welfare benefits, change in control or retention arrangements) that are substantially comparable in the aggregate to either (A) those provided to such Continuing Employee immediately prior to the Effective Time or (B) those provided by Parent or its affiliates to similarly situated employees and (iv) severance benefits that are no less favorable than the greater of the severance benefits provided (A) to such Continuing Employee immediately prior to the Effective Time and (B) by Parent or its affiliates to similarly-situated employees of Parent and its affiliates.
Subject to applicable law, applicable tax qualification requirements and certain exceptions, Continuing Employees generally will receive credit for their prior service with LiveRamp and its subsidiaries and their predecessors for purposes of vesting, eligibility to participate, benefit levels and benefit accruals under applicable employee benefit plans maintained by Parent and its subsidiaries following the Effective Time, as if such service had been performed with Parent. These service-credit provisions generally will not apply (i) with respect to equity incentive plans, defined benefit pension plans, post-retirement welfare plans, certain plans under which prior-service credit was not provided before the Effective Time or is not provided to similarly situated employees of Parent and its affiliates, grandfathered or frozen plans or (ii) to the extent doing so would result in a duplication of benefits.
Parent or its affiliates will use commercially reasonable efforts to (i) ensure that Continuing Employees are eligible to participate, without any waiting period, in applicable Parent employee benefit plans that provide the same type of coverage as the LiveRamp employee benefit plans in which the Continuing Employees participated immediately before the Effective Time, (ii) cause to be waived any pre-existing condition exclusions and actively-at-work requirements under applicable medical, dental, pharmaceutical and vision plans for Continuing Employees and their covered dependents and (iii) give Continuing Employees and their covered dependents credit under applicable Parent health plans for eligible expenses incurred before they begin participating in the corresponding Parent plan for purposes of satisfying applicable deductibles, coinsurance requirements and annual out-of-pocket maximums for the applicable plan year.
Parent may elect to have LiveRamp terminate its tax-qualified 401(k) plan immediately before the Effective Time. If Parent elects at least 10 business days prior to the Effective Time to terminate LiveRamp’s 401(k) plan, LiveRamp will terminate the plan effective as of the day immediately prior to the day on which the Effective Time occurs. In that event, Parent will permit Continuing Employees who were eligible to participate in the LiveRamp 401(k) plan immediately before its termination to participate in a Parent or affiliate 401(k) plan as soon as reasonably practicable following the Effective Time and will permit those employees to roll over eligible distributions from the LiveRamp 401(k) plan into the applicable Parent or affiliate 401(k) plan.

The Merger Agreement
Parent and its subsidiaries agreed to assume, honor and fulfill LiveRamp’s employee benefit plans in accordance with their terms.
Transaction Litigation
In the event that any litigation is brought by any stockholder of LiveRamp against LiveRamp, any of its subsidiaries and/or any of their respective directors or officers relating to the Merger or any of the other Transactions contemplated by the Merger Agreement or the Merger Agreement from and following the date of the Merger Agreement and prior to the Effective Time (“Transaction Litigation”), LiveRamp will (a) promptly (and in any event within forty-eight (48) hours) notify Parent of such Transaction Litigation and keep Parent reasonably informed on a prompt and timely basis with respect to the status of such Transaction Litigation, (b) give Parent the opportunity to participate (at Parent’s expense, and subject to a customary joint defense agreement) in, but not control, the defense or settlement of any Transaction Litigation and reasonably cooperate with Parent in conducting the defense or settlement of such Transaction Litigation and (c) not settle any Transaction Litigation without Parent’s prior written consent, which consent will not be unreasonably withheld, conditioned or delayed, except that Parent may, in its sole discretion, withhold such consent to any settlement which does not include a full release of Parent and its affiliates (including the Surviving Company and its subsidiaries) with respect to all liabilities, causes of action and claims arising out of, or related to, the claims asserted in such litigation or which imposes an injunction or other equitable relief upon Parent or any of its affiliates (including the Surviving Company and its subsidiaries).
Other Covenants
The Merger Agreement contains other covenants relating to the preparation and filing of this proxy statement, Section 16 matters, director resignations, financing cooperation, delisting and deregistration, access to information, publicity, notifications, takeover statutes and related party financing.
Conditions to the Completion of the Merger
The respective obligations of LiveRamp, Parent and Merger Sub to effect the Closing are subject to the satisfaction or waiver at or prior to the Closing of each of the following conditions:
•
the Requisite LiveRamp Stockholder Approval must have been obtained;

•
no governmental entity has (i) enacted, issued or promulgated any law that is in effect or (ii) issued or granted any order or injunction (whether temporary, preliminary or permanent) that is in effect, in each case which has the effect of restraining, enjoining or otherwise prohibiting the consummation of any of the Transactions; and

•
(i) the statutory waiting period (and any extensions thereof) applicable to the consummation of the Transactions under the HSR Act and any agreements or commitments with a governmental entity not to consummate the Transactions contemplated by the Merger Agreement will have expired or been terminated, (ii) any other required approvals, consents, or clearances under any antitrust laws or FDI laws of the jurisdictions set forth in LiveRamp’s confidential disclosure letter will have been obtained and (iii) CFIUS Approval will have been obtained.

The obligations of Parent and Merger Sub to effect the Closing are also subject to the satisfaction or waiver by Parent at or prior to the Closing Date of the following conditions:
•
certain of LiveRamp’s representations and warranties regarding its organization, capital structure, corporate authority and brokers’ and finders’ fees must be true and correct in all material respects at the date of the Merger Agreement and as of the Closing as though made as of the Closing (except to the extent that any such representation or warranty expressly speaks as of a particular date or period of time, in which case such representation or warranty must be true and correct as of such particular date or period of time and for certain de minimis inaccuracies for certain representations, as set forth in the Merger Agreement);

•
LiveRamp’s representation and warranty regarding absence of a Company Material Adverse Effect must be true and correct in all respects at the date of the Merger Agreement and as of the Closing as though made as of the Closing;

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•
LiveRamp’s other representations and warranties, without giving effect to any “materiality” or “Company Material Adverse Effect” qualifiers set forth therein, must be true and correct as of the date of the Merger Agreement and as of the Closing as though made as of the Closing (except to the extent that any such representation and warranty expressly speaks as of a particular date or period of time, in which case such representation and warranty must be so true and correct as of such particular date or period of time), except where any failures of any such representation and warranty to be so true and correct would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect;

•
LiveRamp will have performed or complied in all material respects, all obligations, covenants and agreements required to be performed by it under the Merger Agreement at or prior to the Closing;

•
Since the date of the Merger Agreement, there has not occurred any Company Material Adverse Effect that is continuing; and

•
Parent will have received a certificate, dated as of the Closing, and duly executed by an executive officer of LiveRamp, certifying that the conditions set forth in the preceding five bullets have been satisfied.

The obligation of LiveRamp to effect the Closing is also subject to the satisfaction or waiver by LiveRamp at or prior to the Closing of the following conditions:
•
certain representations and warranties of Parent and Merger Sub regarding organization, good standing and corporate authority, due execution and the absence of finders and brokers must be true and correct in all material respects as of the date of the Merger Agreement and as of the Closing as though made as of the Closing (except to the extent that any such representation and warranty expressly speaks as of a particular date or period of time, in which case such representation and warranty must be so true and correct in all material respects as of such particular date or period of time);

•
the representations and warranties of Parent and Merger Sub regarding capitalization of Merger Sub must be true and correct other than for de minimis inaccuracies as of the date of the Merger Agreement and as of the Closing as though made as of the Closing (except to the extent that any such representation and warranty expressly speaks as of a particular date or period of time, in which case such representation and warranty must be so true and correct other than for de minimis inaccuracies as of such particular date or period of time);

•
the other representations and warranties of Parent and Merger Sub, without giving effect to any “materiality” qualifiers set forth therein, must be true and correct as of the date of the Merger Agreement and as of the Closing as though made as of the Closing (except to the extent that any such representation and warranty expressly speaks as of a particular date or period of time, in which case such representation and warranty must be so true and correct as of such particular date or period of time), except where any failures of any such representations and warranties to be so true and correct would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the ability of Parent or Merger Sub to consummate the Transactions contemplated by the Merger Agreement, including the Merger;

•
each of Parent and Merger Sub will have performed in all material respects all obligations required to be performed by it under the Merger Agreement at or prior to the Closing; and

•
LiveRamp will have received a certificate, dated as of the Closing, and duly executed on behalf of Parent and Merger Sub by an executive officer of Parent certifying that the conditions set forth in the preceding four bullets have been satisfied.

Termination of the Merger Agreement
Subject to certain obligations, the Merger Agreement may be terminated and the Merger and other Transactions may be abandoned at any time before the Effective Time:
•
by mutual written consent of Parent and LiveRamp;

•
by either Parent or LiveRamp:

•
if a governmental entity of competent jurisdiction has issued a final, non-appealable order, injunction, decree or ruling permanently restraining, enjoining or otherwise prohibiting the consummation of any of the Transactions;

The Merger Agreement
•
if the Closing has not occurred on or prior to the Outside Date, or the extension thereto; provided that the terminating party is not the proximate cause of the failure of Closing to occur by the Outside Date and such action or failure constitutes a material breach of the Merger Agreement;

•
if the Requisite LiveRamp Stockholder Approval is not obtained at the Special Meeting duly convened therefor or at any adjournment or postponement thereof; or

•
if  (a) CFIUS notifies Parent and LiveRamp in writing that it intends to send a report to the President recommending that he act to suspend or prohibit the Merger or (b) the President issues an order suspending or prohibiting the Merger.

•
by Parent (for itself and Merger Sub):

•
if there has been a breach by LiveRamp of, or any inaccuracy in, any representation, warranty, covenant, agreement of LiveRamp set forth in the Merger Agreement that would result in a failure of certain conditions to Parent’s or Merger Sub’s obligation to close, subject to cure periods specified in the Merger Agreement; or

•
if any time prior to the receipt of the Requisite LiveRamp Stockholder Approval, there has been a Change of Recommendation or LiveRamp has materially breached the no solicitation provisions of the Merger Agreement;

•
by LiveRamp:

•
if there has been a breach by Parent or Merger Sub of, or any inaccuracy in, any representation, warranty, covenant or agreement of Parent or Merger Sub set forth in the Merger Agreement that would result in a failure of certain conditions to LiveRamp’s obligation to close, subject to cure periods specified in the Merger Agreement; or

•
at any time prior to the receipt of the Requisite LiveRamp Stockholder Approval, in order to accept a Superior Proposal in accordance with the Merger agreement, provided that LiveRamp pays the Termination Fee.

Effect of Termination
In the event of a valid termination of the Merger Agreement by either LiveRamp or Parent as provided in the Merger Agreement, the terminating party must give written notice to the other party specifying the provision or provisions of the Merger Agreement pursuant to which such termination is made.
If the Merger Agreement is validly terminated, the Merger Agreement will become null and void and there will be no liability on the part of LiveRamp, Parent or Merger Sub, except that (i) the confidentiality agreement and certain specified provisions of the Merger Agreement will survive such termination and (ii) no such termination will relieve any party from any liability or damages resulting from fraud or willful breach prior to such termination, which damages may include, subject to the terms of the Merger Agreement, damages based on the loss of the economic benefits of the transactions contemplated by the Merger Agreement to holders of Common Stock and Company equity awards entitled to receive the Merger Consideration pursuant to Section 261(a)(1) of the DGCL.
For purposes of the Merger Agreement, “Willful Breach” means a deliberate action taken, or deliberate failure to act, by a party that such party intentionally takes (or intentionally fails to take) and actually knows would, or would reasonably be expected to, cause a material breach of the Merger Agreement. “Fraud” means Delaware common law fraud. “Fraud” does not include any claim for equitable fraud, promissory fraud, unfair dealings fraud, or any torts based on negligence or recklessness.
Termination Fee
A termination fee equal to $32,350,000 (the “Termination Fee”) will be payable by LiveRamp to Parent in the following circumstances:
•
if (i) Parent terminates the Merger Agreement because (A) the Requisite LiveRamp Stockholder Approval is not obtained at the Special Meeting, (B) after the date of the Merger Agreement and prior to the date of the Special Meeting, an Acquisition Proposal was publicly disclosed and not publicly withdrawn at least three (3) business

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days prior to the Special Meeting and (C) within twelve (12) months of such termination, an Acquisition Proposal is consummated or a definitive agreement providing for an Acquisition Proposal is entered into; or (ii) prior to obtaining the Requisite LiveRamp Stockholder Approval, (A) a Change of Recommendation has occurred or (B) LiveRamp has materially breached the no solicitation provisions of the Merger Agreement (provided that, for such purposes, the references to fifteen percent (“15%”) and eighty-five percent (“85%”) in the definition of Acquisition Proposal are deemed to be references to fifty percent (“50%”));
•
LiveRamp terminates the Merger Agreement prior to obtaining the Requisite LiveRamp Stockholder Approval in order to effect a Change of Recommendation and enter into a definitive agreement providing for a Superior Proposal in accordance with the Merger Agreement; or

•
if  (i) after the date of the Merger Agreement and prior to the termination of the Merger Agreement, an Acquisition Proposal is made to the Board or LiveRamp’s management or becomes publicly disclosed and not withdrawn prior to such termination, (ii) Parent or LiveRamp terminates the Merger Agreement because (A) the Closing has not occurred by the Outside Date or (B) Parent terminates the Merger Agreement due to (x) a breach of, or LiveRamp’s failure to perform or comply with the covenants or agreements under the Merger Agreement following the making of such Acquisition Proposal or (y) there has been a Change of Recommendation (if LiveRamp has materially breached the no solicitation covenant under the Merger Agreement); and (iii) within twelve (12) months of such termination, an Acquisition Proposal is consummated or a definitive agreement providing for an Acquisition Proposal is entered into (provided that, for such purposes, the references to fifteen percent (“15%”) and eighty-five percent (“85%”) in the definition of Acquisition Proposal are deemed to be references to “50%”).

In no event will LiveRamp be required to pay the Termination Fee on more than one occasion.
Regulatory Termination Fee
A regulatory termination fee equal to $32,350,000 (the “Regulatory Termination Fee”) will be payable by Parent to LiveRamp if:
•
LiveRamp terminates the Merger Agreement, or Parent terminates the Merger Agreement at a time when LiveRamp would have been permitted to do so, because the merger has not been completed by the Outside Date (or an extension thereto) at a time when all conditions to Closing have been satisfied or validly waived (other than those conditions that by their nature are to be satisfied at the Closing and certain regulatory conditions); or

•
either party terminates the Merger Agreement because a governmental entity of competent jurisdiction has issued a final, non-appealable order permanently restraining, enjoining or otherwise prohibiting consummation of the Merger.

Any Regulatory Termination Fee payable by Parent must be paid by wire transfer of immediately available funds. In no event will Parent be required to pay the Regulatory Termination Fee more than once.
Specific Performance
The parties have agreed that irreparable injury would occur if any provision of the Merger Agreement were not performed in accordance with its specific terms or were otherwise breached and that, accordingly, prior to any valid termination of the Merger Agreement in accordance with its terms, each party would be entitled to equitable remedies, including injunctions to prevent or remedy breaches or threatened breaches of the Merger Agreement and specific performance to enforce the terms and provisions of the Merger Agreement, including the parties’ obligations to consummate the Merger and the other Transactions contemplated by the Merger Agreement.
Expenses
Except as otherwise expressly provided in the Merger Agreement, all costs and expenses incurred in connection with the Merger Agreement and the Merger shall be paid by the party incurring such costs and expenses. All expenses incurred in connection with the filing, printing and mailing of this proxy statement will be borne by LiveRamp and all

The Merger Agreement
filing fees in connection with (i) HSR Act filings will be borne by Parent and LiveRamp for their respective HSR Act filings, (ii) CFIUS filings will be borne jointly by Parent and LiveRamp and (iii) FDI and other antitrust filings will be borne by Parent.
Amendment
Subject to applicable law and except as otherwise provided in the Merger Agreement, the Merger Agreement may be amended, modified and supplemented by written agreement of each of the parties.
At any time and from time to time prior to the Effective Time, either LiveRamp, on the one hand, or Parent and Merger Sub, on the other hand, may, to the extent legally allowed and except as otherwise set forth in the Merger Agreement, (i) extend the time for the performance of any of the obligations or other acts of the other parties, as applicable, (ii) waive any inaccuracies in the representations and warranties made by the other parties contained therein or in any document delivered pursuant thereto and (iii) waive compliance with any of the agreements or conditions for their respective benefit contained therein. Any agreement on the part of Parent, Merger Sub or LiveRamp to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of Parent or LiveRamp, as applicable. No failure or delay by LiveRamp, Parent or Merger Sub in exercising any right thereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise of any other right thereunder.
Governing Law; Jurisdiction
The parties agreed that the Merger Agreement and all claims, causes of action (whether in contract, tort or statute) or other matters that may directly or indirectly arise out of, relate to or be connected with the Merger Agreement, the Merger or the other Transactions contemplated by the Merger Agreement will be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of laws that would result in the application of the laws of another jurisdiction.
The parties also agreed to submit to the exclusive jurisdiction of the Court of Chancery of the State of Delaware or, if such court finds that it lacks jurisdiction, the federal court of the United States sitting in Delaware, and any appellate court thereof, in connection with any action or proceeding arising out of or relating to the Merger Agreement, the Merger or the other Transactions contemplated by the Merger Agreement. Each party also agreed not to bring any such action or proceeding in any other court and waived any objection to venue in such courts, including any claim that such proceeding has been brought in an inconvenient forum.
In addition, each party agreed that a final judgment in any such action or proceeding may be enforced in other jurisdictions in accordance with applicable law and consented to service of process in the manner provided in the notice provisions of the Merger Agreement, although nothing in the Merger Agreement limits any other lawful manner of service of process.
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Adjournment(s) of the Special Meeting
(Proposal 2)
We are asking our stockholders to approve a proposal for one or more adjournments of the Special Meeting, if necessary or appropriate, to solicit additional proxies if we have not obtained sufficient affirmative stockholder votes to adopt the Merger Agreement Proposal. If our stockholders approve this Adjournment Proposal, we could adjourn the Special Meeting, and any adjourned session(s) of the Special Meeting, and use the additional time to solicit additional proxies.
If, at the Special Meeting, the number of outstanding shares of Common Stock present virtually via the internet or represented by proxy and voting in favor of the Merger Agreement Proposal is not sufficient to adopt the Merger Agreement and approve the Transactions contemplated thereby, including the Merger, we may move to adjourn the Special Meeting in order to enable our directors, officers and employees to solicit additional proxies for the approval of the Merger Agreement Proposal. In that event, we will ask our stockholders to vote on the proposals set forth in this Proxy Statement, other than the Merger Agreement Proposal.
The Adjournment Proposal relates only to an adjournment of the Special Meeting, and any adjourned session of the Special Meeting, occurring for purposes of soliciting additional proxies to approve the Merger Agreement Proposal in the event that there are insufficient votes to approve the Merger Agreement Proposal. We retain full authority to the extent set forth in our Bylaws and the DGCL (subject to the terms of the Merger Agreement) to adjourn the Special Meeting for any other purpose without the consent of any of our stockholders.
Recommendation of the Board
The Board unanimously recommends that the stockholders vote “FOR” the approval of the Adjournment Proposal.

Election of Directors
(Proposal 3)
The number of members of the LiveRamp Board is currently set at seven and may be fixed from time to time by the Board in the manner provided in the Company’s Bylaws. Our Certificate of Incorporation and Bylaws provide for three classes of directors serving staggered three-year terms, with each class to be as nearly equal in number as possible. The terms of three current directors, Timothy R. Cadogan, Vivian Chow and Scott E. Howe, expire at the Special Meeting.
Upon the recommendation of the Governance/Nominating Committee of the Board (the “GNC”), the Board has nominated Mr. Cadogan, Ms. Chow and Mr. Howe to stand for election as directors at the Special Meeting. Each of the current Board nominees was most recently elected to the Board at the 2023 Annual Meeting of Stockholders.
Unless otherwise directed, the individuals named as proxies will vote that proxy for the election of the nominees, with each to hold office for a term of three years until the 2029 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified, or until their earlier resignation, removal or death. The Board expects that each of the nominees will be available for election, but in the event that any of them is not available, proxies received will be voted for substitute nominees to be designated by the Board or, in the event no such designation is made, proxies will be voted for a lesser number of nominees.
In considering potential nominees for service on the Board, the GNC strives to identify individuals who are the best possible candidates to serve. Candidates are selected on the basis of their breadth of experience, wisdom, integrity, ability to make independent analytical inquiries, understanding of our business and our business environment, and willingness to devote adequate time to Board duties. Board members are expected to have the highest personal and professional ethics, integrity and values, and to be committed to representing the long-term interests of the Company and its stockholders. They are also expected to have an inquisitive and objective perspective, practical wisdom, mature judgment, and a commitment to serve on the Board for an extended period of time in order to develop an in-depth knowledge of LiveRamp, its strategy, and its principal operations.
The GNC and Board seek candidates who demonstrate a willingness to evaluate management’s performance objectively and who have no activities or interests that could conflict with their responsibilities to LiveRamp. The GNC annually assesses the appropriate balance of skills and characteristics that are desired for the Board, and together with the full Board, strives to create a diversified membership. With respect to vacancies on the Board, the GNC believes that it is of paramount importance to seek qualified candidates who will provide more gender and ethnic diversity to the Board. Of our current Board members, 43% are women, one of whom is the chair of our Audit/Finance Committee. In addition, 14% of our current directors are of underrepresented ethnicities.
In connection with each nominee recommendation, the GNC considers the issue of continuing director tenure and attempts to ensure that the Board maintains an openness to new ideas and a willingness to critically examine the status quo. The Board does not believe that there should be term or age limits for directors. While such limits could help ensure that there are fresh ideas and viewpoints available to the Board, term and age limits nevertheless have the disadvantage of forcing the loss of the considerable contributions of those directors who have developed, over a period of time, a deep understanding of the Company and its operations and who are thus able to make increasingly valuable contributions to the Board. In addition, due to their familiarity with the Company, longer-term directors may not need to devote as much time to effectively execute their responsibilities as shorter-tenured Board members who may need to spend more time becoming familiar with the business of the Company and the industry within which it operates. In lieu of term or age limits, the GNC, as part of its annual board evaluation process, assesses each sitting director’s potential continuing contributions to the Board based upon the results of annual individual peer-to-peer reviews.
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Nominees and Continuing Directors
Set forth below is biographical information for each nominee standing for election at the Special Meeting, as well as for each director who will continue to serve as a director of the Company after the Special Meeting. The following descriptions also outline each person’s background and qualifications that qualify him or her to serve on the Company’s Board.
Nominees for Director with Terms Expiring in 2026

Mr. Cadogan became CEO of GoFundMe in March 2020 and is focused on accelerating the company’s mission to help people help each other. Before joining GoFundMe, he was CEO of OpenX, a leading provider of digital advertising technology. Mr. Cadogan continues to serve OpenX as its chairman of the board. Mr. Cadogan previously held various leadership positions at Yahoo! and Overture. He began his career at The Boston Consulting Group in London. He holds a BSc from the London School of Economics, an MPhil from Oxford University, and an MBA from Stanford University. Mr. Cadogan is a widely recognized voice in the media on giving and innovation, being recognized as a leading innovator in TIME’s 2025 List of the 100 Most Influential People in the World. He has been profiled by The New York Times, The Wall Street Journal, Fortune, and The Financial Times.
Skills and Qualifications
Mr. Cadogan’s qualifications to serve on the Board include his extensive experience in the fields of digital advertising and technology as well as his years of management experience. His 18 years as a chief executive officer qualify him to serve as chair of the Talent and Compensation Committee and provide extensive insight into managing complex business operations and overseeing business risk.

Timothy R. Cadogan
Age 55 Director since 2012 Committees: Talent and Compensation (Chair), GNC

Ms. Chow served as SVP, Strategic Execution & Operations of DocuSign, Inc. (NASDAQ: DOCU), an agreement cloud company, from March 2021-February 2022, in which role she was responsible for priority projects including the delivery, assessment, solution design, process and workflow optimization. From 2013-2021, she served as DocuSign’s Chief Accounting Officer and was responsible for accounting, sales compensation, internal audit, tax and treasury. Prior to joining DocuSign in 2013, she served for five years as the VP, Worldwide Controller for Electronic Arts Inc. (NASDAQ: EA), a leading publisher of video games. Prior to that, she held VP and Corporate Controller positions at Restoration Hardware (NYSE: RH), a home furnishings retailer, and Thermage, Inc., a medical device manufacturer. Previously, she held leadership positions at Fair, Isaac & Company, Inc. (NYSE: FICO), Calypte Biomedical Corporation and Nextel Communications. Ms. Chow started her career at Arthur Andersen & Co., a public accounting partnership, where she served various clients in the audit and financial services consulting practices. Ms. Chow is also the Board Chair and Audit Committee Chair of Powerlaw Corp., a closed-ended management investment company. Ms. Chow holds a Bachelor of Science degree in accounting from Lehigh University. She is a certified public accountant (inactive) in the State of California.
Skills and Qualifications
Ms. Chow’s extensive background in financial management and accounting, tax, treasury and internal audit functions qualifies her to serve on the Board and as chair of the Company’s Audit/Finance Committee. Based on her experience and expertise, Ms. Chow is deemed to be an “audit committee financial expert”, as defined by the rules of the SEC.

Vivian Chow
Age 59 Director since 2020 Committees: Audit/Finance (Chair), Executive

Election of Directors

Mr. Howe joined the Company in 2011 as its Chief Executive Officer (“CEO”) and President. Prior to joining the Company, he served as corporate vice president of Microsoft Advertising Business Group from 2007-2010. In this role, he managed a multi-billion-dollar business encompassing all emerging businesses related to online advertising, including search, display, ad networks, in-game, mobile, digital cable and a variety of enterprise software applications. Mr. Howe was employed from 1999-2007 as an executive and later as a corporate officer at aQuantive, Inc. where he managed three lines of business, including Avenue A | Razorfish (a leading Seattle-based global consultancy in digital marketing and technology), DRIVE Performance Media (now Microsoft Media Network), and Atlas International (an adserving technology now owned by Facebook). Earlier in his career, he was with The Boston Consulting Group and Kidder, Peabody & Company, Inc. He is a member of the board of the Internet Advertising Bureau (IAB) and previously served on the board of Blue Nile, Inc., a leading online retailer of diamonds and fine jewelry. He is a magna cum laude graduate of Princeton University, where he earned a degree in economics, and he holds an MBA from Harvard University.
Skills and Qualifications
The Board believes it is important for LiveRamp’s CEO to serve as a member of the Board, as the CEO is in a unique position to understand the challenges and issues facing the Company. Among Mr. Howe’s qualifications are his demonstrated leadership skills and his prior work experience, including over a decade of corporate leadership in the digital advertising industry, which qualify him to serve both as CEO and as a director.

Scott E. Howe
Age 58 Director since 2011 Committees: Executive (Chair)

Directors with Terms Expiring in 2027

Mr. Battelle is an entrepreneur, journalist, professor and author who has founded or co-founded various media and technology-based businesses. He is the co-founder of DOC, a health media and events business, and founded Recount Media Inc., a NY-based media platform, sold in 2023 to The News Movement. He currently serves as chair of the board of directors of Sovrn Holdings, Inc., a programmatic advertising and publisher. He has served as Distinguished Professor of Practice at Northeastern as well as Adjunct Professor and Senior Research Scholar at Columbia University, and serves as director at the UC Berkeley Graduate School of Journalism. Previously, he was the founder and CEO of NewCo Platform, Inc., a disruptive conference and media platform. In 2005, Mr. Battelle founded the internet media company Federated Media Publishing, where he served as chairman and CEO until its sale to LIN Media in 2014.
Mr. Battelle founded and served as executive producer of the Web 2 Summit and maintains Searchblog, an ongoing daily site which covers the intersection of media, technology and culture. From 2001-2004 he occupied the Bloomberg chair in Business Journalism for the Graduate School of Journalism at the University of California, Berkeley. He was the founder and served from 1997-2001 as chairman and CEO of Standard Media International (SMI) and as publisher of The Industry Standard and TheStandard.com. Prior to that, he was a co-founding editor of Wired magazine and Wired Ventures. Mr. Battelle previously served on the board of directors of the MMA, and the Internet Advertising Bureau, and he was the founding board member of the Online Publishers Association. In 2005, he authored The Search: How Google and Its Rivals Rewrote the Rules of Business and Transformed Our Culture (Penguin/Portfolio), an international bestseller published in more than 25 languages. He is considered to be an expert in the field of media and technology, and has appeared on national and international news channels such as CBS, BBC, CNN, PBS, Discovery and CNBC. Honors and awards include: “Global Leader for Tomorrow” and “Young Global Leader” by the World Economic Forum in Davos, Switzerland; a finalist in the 2000 “Entrepreneur of the Year” competition by Ernst & Young; “Innovator — One of Ten Best Marketers in the Business” by Advertising Age; and one of the “Most Important People on The Web” by PCWorld. Mr. Battelle holds a bachelor’s degree in anthropology and a master’s degree in journalism from the University of California, Berkeley.
Skills and Qualifications
As an entrepreneur with an extensive background in digital publishing and digital advertising, Mr. Battelle provides the Board with a unique blend of media-related and digital experience that assists the Company in executing its growth strategy. In addition, his operational and advisory roles with various media businesses qualify him to serve on the Board. His extensive experience as a director and long tenure on the Board qualify him to serve as chair of the Company’s Governance/Nominating Committee.

John L. Battelle
Age 60 Director since 2012 Committees: GNC (Chair), Talent and Compensation

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Ms. Tomlin is a member of the board of directors of Weave Communications, Inc. (NYSE: WEAV), a leading customer communications and engagement software platform. She also serves as an advisor to Blumberg Capital, a venture capital firm and is a former independent director of Nexla, Inc., a venture-backed data fabric architecture company. She was chief marketing officer and head of global communications at NortonLifeLock Inc. (NASDAQ: NLOK), formerly Symantec (NASDAQ: SYMC) until September 2020. Prior to joining Symantec, Ms. Tomlin served from 2012-2019 as EVP, chief marketing, distribution and customer officer for CSAA Insurance Group (“CSAA”), a major provider of AAA-branded insurance, leading all aspects of marketing, sales/distribution, customer experience, enterprise strategy, and data intelligence.
From 2007-2012, Ms. Tomlin held several senior leadership positions, including vice president of marketing at Capital One Financial Corp. (NYSE: COF), where she led commercial banking, retail, national small business credit card and sponsorship marketing. Before joining Capital One, Ms. Tomlin held the roles of senior marketing officer, head of life insurance product management and corporate brand at USAA, a Fortune 500 diversified financial services group. Prior to USAA, she held numerous marketing positions, including chief marketing officer at LOMA, an international organization providing products for distribution, operations and education training for global financial services companies.
Ms. Tomlin is a former member of the board of directors of the YMCA of San Francisco and the Amyotrophic Lateral Sclerosis (ALS) Society of Georgia. She has been repeatedly honored by the San Francisco Business Times as one of the Bay Area’s Most Influential Women in Business. Ms. Tomlin holds a bachelor’s degree in English from Siena College and a master’s degree in political science from North Carolina State University.
Skills and Qualifications
Ms. Tomlin’s prior experience as chief marketing officer and head of global communications of one of the world’s leading cyber security firms and as CMO of one of the country’s top insurance companies qualifies her to serve on our Board. In addition, her in-depth knowledge of two of the Company’s primary client industries, insurance and banking, provides insight into the Company’s strategies from a customer perspective.

Debora B. Tomlin
Age 57 Director since 2016 Committees: Audit/Finance, Talent and Compensation

Directors with Terms Expiring in 2028

Ms. Argyilan has served as the Global Head of Uber Advertising since December 2024, where she leads the global expansion of Uber’s omni-channel advertising platform, powered by the strength of Uber’s mobility and delivery ecosystem. By leveraging Uber’s vast data insights and the loyal relationships with Uber users, Ms. Argyilan drives the creation of innovative advertising solutions that deliver measurable impact for brands and meaningful experiences for consumers. Before joining Uber, Ms. Argyilan served as Senior Vice President of Albertsons Media Collective from 2021 to 2024, where she built and led the company’s in-house Retail Media Network. Under her leadership, Albertsons’ network was founded on advanced AdTech/MarTech platforms, rich first-party data, and strong collaborative partnerships, driving deep client relationships and advocating for advancements across the retail media industry. Earlier in her career, during her tenure at Target, she served as Senior Vice President of Media and President of Roundel, establishing Target’s retail media network and spearheading its enterprise media strategy. Ms. Argyilan’s career also includes leadership roles at IPG MEDIABRANDS and top creative agencies, where she worked with renowned brands including Microsoft, Nike, Starbucks, Fidelity, Dunkin’ Donuts, and eBay.
A recognized thought leader and innovator in retail media and advertising, Kristi has earned numerous accolades, including Path to Purchase Institute’s Industry Trailblazer and Woman of Excellence, CSA Top Women in Tech, Digital 40 Over 40, IAB Service Excellence Award and Brand Innovators Top 100 Women in Brand Marketing. She has also been celebrated by Ad Age as both a Media Maven and a Woman to Watch. In addition to her professional achievements, Kristi serves on the boards of the Interactive Advertising Bureau (IAB) and ZEFR, contributing her expertise to advancing the advertising and marketing industries.
Skills and Qualifications
Ms. Argyilan’s qualifications to serve on our Board include her background in retail media and advertising as well as her years of management experience. Her unique perspective and experience regarding retail media and advertising assist the Company in developing and executing its growth strategy.

Kristi Argyilan
Age 67 Director since 2026 Committees: GNC

Election of Directors

Mr. Kokich, the Non-Executive Chairman of the Board, is currently working as a consultant. He served as executive chairman of the board of directors of Marchex, Inc. (NASDAQ: MCHX), a mobile and online advertising company based in Seattle, from 2015-2016 and as chief strategy officer of Marchex from 2013-2015. For the prior 14 years, Mr. Kokich was an executive at Razorfish, a leading Seattle-based global consultancy in digital marketing and technology, serving most recently as chairman of the board. Prior to joining Razorfish, he was CEO of Calla Bay, Inc. and was previously director of sales and marketing for a division of McCaw Cellular Communications. In his early career, he spent 12 years in traditional advertising, including serving as executive vice president/managing director for Cole & Weber, a division of Ogilvy & Mather. He previously served as a director of Childhaven, a Seattle children’s charity, Power Digital Marketing, a full service digital marketing consultancy based in San Diego, until its sale in 2021, and Rocket Fuel Inc. (NASDAQ: FUEL), an advertising technology company, until its merger in 2017 into Sizmek, a privately held company. Mr. Kokich holds a bachelor’s degree in finance from the University of Oregon.
Skills and Qualifications
Mr. Kokich’s qualifications to serve on our Board include his background in the field of digital marketing and technology, his experience in traditional marketing, and his years of management experience. This combination of experience in both management and marketing allows him to understand the Company’s challenges in a global marketplace. Mr. Kokich also brings technological expertise to the Board gained through his service with Marchex, Inc., Rocket Fuel Inc., Razorfish and other technology companies. His long-term experience as a director qualifies him to serve as the Non-Executive Chairman of the Board.

Clark M. Kokich
Age 74 Director since 2009 Chairman of the Board since 2019 Committees: Audit/Finance, GNC, Executive

Recommendation of the Board
The Board unanimously recommends that the stockholders vote “FOR” the election of Mr. Cadogan, Ms. Chow and Mr. Howe at the Special Meeting.
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Corporate Governance

Our Board believes that good corporate governance is important to ensure that LiveRamp is managed for the long-term benefit of our stockholders. This section describes key corporate governance practices that we have adopted. Complete copies of our corporate governance principles, Board committee charters, codes of conduct, and stock ownership guidelines are available in the “Corporate Governance  —  Governance Overview” section of our investor relations website at https://investors.liveramp.com, or you may request a printed copy of them by sending a written request to the Corporate Secretary at LiveRamp Holdings, Inc., 301 Main Street, 2nd Floor, Little Rock, AR 72201. LiveRamp’s management and the Board closely monitor corporate governance developments and will continue to evaluate their duties and responsibilities with the intention of complying with all applicable laws, rules and regulations.
Director Independence
Our corporate governance principles require that a majority of the Board be “independent” as defined by the rules of the NYSE. To be considered independent under our corporate governance principles and the NYSE rules, the Board must affirmatively determine that a director does not, except as a director or stockholder, have a direct or indirect material relationship with the Company (either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company). In making that determination, the Board must consider all relevant facts and circumstances, including information provided by the directors and the Company with regard to each director’s business and personal activities as they may relate to the Company and the Company’s management. To assist the Board in determining whether a particular relationship a director has with the Company is a material relationship that would impair the director’s independence, the Board has established the following categorical standards and determined that the following relationships are deemed to be immaterial and would not in and of themselves impair a director’s independence:
•
a director, or his or her family member, is a partner, stockholder, officer, employee or director of a company that makes payments to, or receives payments from, the Company or any of its subsidiaries for property or services (other than accounting, consulting, legal, investment banking or financial advisory services) in the ordinary course of business and on substantially the same terms and conditions, including price, as would be available either to similarly situated customers or current employees in an amount which, in any of the last three fiscal years, does not exceed the greater of  $1 million or 2% of such other company’s consolidated gross revenue;

•
a director, or his or her family member, serves as an executive officer, director or trustee of a charitable organization and the charitable contributions made or pledged by the Company, its subsidiaries and any foundation sponsored by or associated with the Company or its subsidiaries to such charitable organization in any of the last three fiscal years do not exceed, in the aggregate, the greater of  $1 million or 2% of the charitable organization’s consolidated gross revenues; and

•
a director’s relationship arising from (i) only such director’s position as a director of another corporation or organization; (ii) only such director’s direct or indirect ownership of a 5% or less equity interest in another corporation or organization (other than a partnership); (iii) both such position and such ownership; or (iv) such director’s position only as a limited partner in a partnership in which he or she has an interest of 5% or less.

The Board has determined that all of the Company’s current non-employee directors qualify as independent directors under applicable NYSE listing standards and SEC rules. In making these determinations, the Board reviewed the directors’ relationships, if any, with LiveRamp and affirmatively determined that there are no relationships or other factors which would impair any director’s ability to exercise independent judgment in carrying out his or her responsibilities as a director. In determining the independence of each non-employee director, the Board considered and deemed immaterial to such individual’s independence any transactions that met the categorical standards set forth above. There are no family relationships among any of our directors or executive officers.
Board Leadership Structure
Our corporate governance principles give the Board the discretion to either separate or combine the positions of CEO and chairman. Since 2007, these positions have been separated. The Board believes that separating the positions improves the ability of the Board to exercise its oversight role over management by having a director who is not an officer or member of management serve in the role of chairman. Appointing an independent chairman also simplifies our corporate governance structure by allowing the chairman to convene executive sessions with the independent directors and dispensing with the need for another director to discharge the role of lead independent director.

Corporate Governance
Separation of the two roles also enhances our corporate governance profile. Mr. Kokich is currently serving as the non-executive chairman of the Board. His previous executive and board experience provides him with key skills in working with the other directors, understanding board processes and functions, responding to the financial, strategic and operational challenges and opportunities of our business, and overseeing management.
Board and Stockholder Meetings
Quarterly meetings of the Board are held to review the Company’s strategy, financial performance, enterprise risks and significant developments, and to act on matters requiring Board approval. If issues arise that require the full Board’s attention between regularly scheduled meetings, special meetings are called or action is taken by written consent. Time is allotted at the end of each Board and committee meeting for the independent directors to meet in executive session outside the presence of management. Directors are expected to spend the time needed and to meet as frequently as necessary to properly discharge their responsibilities and to attend and fully participate in Board meetings and meetings of committees on which they serve. For all non-telephonic meetings, directors are expected to attend in person in the absence of extraordinary circumstances. Likewise, directors are expected to attend the annual meetings of stockholders, either virtually or in person. In the event of a director’s repeated lack of attendance or failure to fully participate in meetings of the Board and/or the committees upon which he or she serves, the Chairman of the Board and/or the chair of the GNC will discuss the matter with the director in question. Following such discussion, the GNC will review the continued appropriateness of Board membership under the circumstances, and the affected director is expected to act in accordance with the recommendation of the GNC. During the last fiscal year, the Board met nine times and took action by unanimous written consent three times. All of the incumbent directors attended 75% or more of the meetings of the Board and of the committees on which they served, during the period in which he or she served, during the past fiscal year. At the 2025 annual meeting of stockholders, all directors serving at such time were in attendance.
Committees of the Board of Directors
The Board currently has four standing committees: Audit/Finance, Talent and Compensation, Executive, and Governance/Nominating. A description of each committee is set forth below. Current members of each standing committee and the number of meetings held (or actions taken by unanimous written consent in lieu of a meeting) by each committee during fiscal 2026 are as follows:
Committee Memberships
Board Member	Audit/ Finance	Talent and Compensation	Executive	Governance/ Nominating
Kristi Argyilan	—	—	—
John L. Battelle	—		—
Timothy R. Cadogan	—		—
Vivian Chow		—		—
Scott E. Howe	—	—		—
Clark M. Kokich, Chairman		—
Debora B. Tomlin			—	—
Meetings held in fiscal 2026	7	4	—	4
Written consents in fiscal 2026	—	2	—	—
 Member     Chairperson
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Audit/Finance Committee. The members of the Audit/Finance Committee currently are Ms. Chow (Chair), Mr. Kokich and Ms. Tomlin, each of whom is deemed independent under NYSE listing standards and SEC rules. The Board has determined that each member of the Audit/Finance Committee meets the NYSE financial literacy requirements and that Ms. Chow qualifies as an “audit committee financial expert” as defined by SEC rules. None of the members of our Audit/Finance Committee currently serve on more than three public company audit committees.
The Audit/Finance Committee assists the Board in overseeing LiveRamp’s financial statements and financial reporting process; systems of internal accounting and financial controls; independent auditors’ engagement, performance, independence, and qualifications; internal audit function; disclosure controls and procedures; and legal, regulatory compliance, and ethics programs as established by management and the Board. In addition, the committee monitors all major financial matters pertaining to the Company, assists the Board in long-range financial planning, and makes recommendations regarding the Company’s capital and debt structure. It oversees the management of certain of LiveRamp’s risks, including the Company’s exposures in the areas of finance and accounting, legal, regulatory and ethical compliance, internal controls, IT security, cybersecurity, insurance coverages, business continuity plans, and the implications, if any, on the civil rights of protected classes of individuals and the potential impact of such issues on the Company’s business, operations and reputation. It recommends and prioritizes capital and financial commitments, monitors related performance measurements, and reviews annual operating and capital budgets. The committee also reviews the Company’s large capital and unbudgeted expenditures, proposed acquisitions and divestitures, and hedging, dividend and tax policies. In addition, the committee is charged with reviewing and approving any transaction required to be disclosed as a related-party transaction under SEC rules and regulations. The committee’s charter specifies that no related-party transaction will be approved unless it is deemed by the committee to be commercially reasonable and in the best interests of, or not inconsistent with the best interests of, the Company.
Talent and Compensation Committee. The members of the Talent and Compensation Committee currently are Mr. Cadogan (Chair), Mr. Battelle and Ms. Tomlin, each of whom is deemed independent under NYSE listing standards.
The Talent and Compensation Committee assists the Board in fulfilling its oversight responsibility related to human capital management, the compensation of the Company’s senior executives and the Company’s stock-based plans. The committee reviews and makes recommendations to the independent members of our Board regarding the annual goals and objectives for the CEO and makes a recommendation to the independent members of our Board regarding the CEO’s compensation. The committee annually sets the compensation of the Company’s executive officers, and it reviews all of the Company’s compensation plans periodically. The committee also considers any risks associated with the plans and determines whether they are philosophically aligned with the executive officers’ compensation programs. In addition, the Talent and Compensation Committee establishes the share ownership guidelines applicable to the Company’s senior executives and the Board; evaluates the competitiveness and appropriateness of the Company’s change of control policies, severance practices, retirement plans, deferred compensation programs, and senior leadership benefits and perquisites; oversees the creation or revision of any clawback policies allowing the Company to recoup compensation paid to employees; designates which companies are to be included in the Company’s annual compensation peer group; considers the impact of tax and accounting rule changes upon the Company’s compensation plans and policies; and oversees the Company’s compliance with SEC rules and regulations regarding stockholder approval of executive compensation matters. The committee has the authority to retain advisors to assist with the work of the committee as it deems necessary and appropriate.
Executive Committee. The members of the Executive Committee currently are Mr. Howe (Chair), Ms. Chow and Mr. Kokich. While the Executive Committee is authorized under its charter to implement the policy decisions of the full Board and to handle routine matters that arise during the interim periods between Board meetings, in practice this committee acts only when specifically instructed by the full Board to handle a specific matter.
Governance/Nominating Committee. The members of the GNC currently are Mr. Battelle (Chair), Ms. Argyilan, Mr. Cadogan, and Mr. Kokich, each of whom is deemed independent under NYSE listing standards. The GNC is responsible for reviewing and making recommendations to the Board with regard to corporate governance principles, management succession planning, structure of Board committees, compensation of directors, ethics compliance programs, director orientation, and director education programs. In addition, the GNC reviews the adequacy of the Company’s ethics compliance programs, and it oversees the management of the Company’s risks related to governance and executive succession planning. The GNC evaluates the independence of directors and director nominees vis-à-vis the independence requirements of the NYSE, the rules and regulations of the SEC, and other applicable laws.

Corporate Governance
The GNC conducts an annual evaluation process whereby individual interviews are conducted with each Board member to assess the performance of  (i) the Board as a whole, (ii) the committees of the Board, (iii) the Board and committee chairs, and (iv) individual directors, including peer-to-peer evaluations and self-evaluations. The Chairman of the Board then provides feedback to the individual directors, and the recommendations resulting from each annual evaluation are discussed at the next quarterly Board meeting.
The GNC is also responsible for screening and recommending qualified candidates to the Board for membership and for annually recommending to the Board the nominees for director to be submitted for election at each annual meeting of the Company’s stockholders. All nominations or appointments to the Board are approved by the full Board. Potential Board candidates are identified through various methods, including recommendations from directors, management and stockholders. The committee has the authority to retain search firms to identify director candidates and to approve the search firm’s fees and other retention terms. The committee regularly reviews the appropriate skills and characteristics required of Board members. In reviewing potential candidates, the GNC considers applicable board and committee independence requirements imposed by the various committee charters, NYSE listing standards and applicable law. The committee also considers the number of other boards and committees on which a director candidate serves.
As noted previously under the section entitled “Election of Directors (Proposal 3)”, the GNC and Board seek directors who possess the highest personal and professional integrity, ethics and values, are committed to representing the long-term interests of the stockholders and have an objective perspective and mature judgment. Among the various criteria for selection as a Board member are the level of a potential candidate’s experience, wisdom, integrity, ability to make independent analytical inquiries, understanding of our business environment, willingness to devote adequate time to Board duties, and a commitment to serve on the Board for an extended period of time in order to develop an in-depth knowledge of the Company, its strategy and its principal operations. The GNC and Board seek candidates who demonstrate a willingness to evaluate management’s performance objectively and who have no activities or interests that conflict with their responsibilities to LiveRamp.
The GNC is responsible for assessing the appropriate balance of skills and characteristics required of Board members. Nominees for director must meet the qualifications set forth in our corporate governance principles and the GNC charter, pursuant to which the Board and committee are mandated to use reasonable efforts to attract a diversified membership and to endeavor to have a Board representing diverse experience at policy-making levels in business, government, education and technology. The GNC continually seeks to identify potential candidates who would enhance the gender and ethnic diversity of the Board. All director nominees must agree to comply with the Board’s Code of Business Conduct and Ethics, a copy of which is posted in the “Corporate Governance  —  Governance Overview” section of our investor relations website at https://investors.liveramp.com.
In accordance with the terms of the Company’s corporate governance principles, any nominees proposed by stockholders will be evaluated by the GNC in the same manner as nominees proposed by other sources. To be considered by the GNC, a stockholder nomination must be submitted to the Corporate Secretary at the address and within the time frame specified under the section of this proxy statement below entitled “Stockholder Proposals.” It is the policy of the Board that representatives of institutional investors may be considered for Board membership so long as the institution (a) does not own or control significant holdings (i.e., more than 5% of the total outstanding shares or other equity units) in businesses that are competitive with the Company; (b) fully discloses, on an ongoing basis, any currently existing and/or reasonably foreseeable conflicts of interest with the Company and/or its other stockholders; and (c) agrees to comply with the Company’s stock trading guidelines applicable to directors and senior members of management, as currently in force or as may be in force in the future.
Other Committees. In addition to the standing committees described above, the Board may establish other committees, including additional standing committees or ad hoc committees to deal with a particular event or process.
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Responsibility for Risk Management
Management has primary responsibility for identifying and managing risks facing LiveRamp, subject to the oversight of the Board. The CEO brings key business risks to the attention of the Board, generally in the context of the Company’s strategic and operating plans. The Company’s director of risk management and the internal audit team, together with outside expert consultants, prepare quarterly reports used by the Audit/Finance Committee to analyze the most serious enterprise risks facing the Company and to prioritize the items to be addressed in the annual internal audit plan. The Company’s director of risk management and the internal audit team prepare risk assessments by conducting interviews and surveys with members of management across the Company and with the Audit/Finance Committee members to identify individual process and enterprise risks.
The committees of the Board assist in discharging the Board’s risk oversight role by performing certain subject matter responsibilities. Risks regarding financial, accounting and legal issues, compliance and internal controls, IT security, insurance coverages and business continuity are overseen by the Audit/Finance Committee. Risks related to the Company’s compensation programs are overseen by the Talent and Compensation Committee. Risks associated with governance and executive succession planning are overseen by the GNC. The full Board, however, retains full oversight responsibility for all subject matters, regardless of whether any particular subject matter is assigned to a committee. At each quarterly meeting, the Board receives a verbal summary of risk-related matters discussed in each of the committee meetings. All directors have access to the minutes of all committee meetings. The full Board is responsible for the overall risk assessment and management process and also directly oversees risks associated with the Company’s strategic plan, operating plan, products and services, human resources and organizational issues.
The Board’s administration of its risk oversight role has not specifically affected the Board’s leadership structure. In establishing the Board’s current leadership structure, risk oversight was one factor among many factors considered, and the Board believes that the current leadership structure is conducive to and appropriate for its risk oversight role.
The Board regularly reviews its leadership structure and evaluates whether such structure, as well as the Board as a whole, is functioning effectively. If in the future the Board believes that a change in its leadership structure is required to, or potentially could, improve the Board’s risk oversight role, it may make any changes it deems appropriate.
Insider Stock Trading Policy
The Company has adopted an insider stock trading policy governing the purchase, sale and/or other disposition of the Company’s securities by directors, officers and employees that is reasonably designed to promote compliance with insider trading laws, rules and regulations. Except for (i) trades executed under previously approved 10b5-1 trading plans, or (ii) sales made pursuant to a Company mandated “sell to cover” tax withholding treatment in connection with the vesting of an employee’s restricted stock units, no trades may be made during the “blackout period” following each quarter. The blackout period begins after the last day of each quarter and remains in effect until one full business day after the issuance of the quarterly earnings release for the quarter just completed. In addition, certain “designated persons” (which include directors, Section 16 officers and any additional persons designated by the Company from time-to-time) must obtain pre-clearance from the Company’s Chief Legal Officer prior to the execution of any trades. While our insider stock trading policy does not apply to the Company directly, it is our general practice to follow the same guidelines and restrictions on transactions involving Company securities that apply to persons covered under the insider stock trading policy.
Hedging Policy
The Company’s insider stock trading policy prohibits our employees (including officers) and our directors from engaging in short sales, hedging transactions and monetization transactions. Hedging or monetization transactions can be accomplished through the use of various financial instruments, including prepaid variable forwards, equity swaps, collars and exchange funds. These transactions may permit continued ownership of Company stock without the full risks and rewards of ownership. When that occurs, a person entering into this type of transaction may no longer have the same objectives as LiveRamp’s other stockholders.

Corporate Governance
Communication with Directors
Stockholders and other interested parties may contact the Board, a Board committee, a particular group of directors (e.g., our independent directors), or individual members of the Board, including the Chairman of the Board, via the Company’s investor relations website, https://investors.liveramp.com, by visiting the Board page under the “Corporate Governance  —  Board of Directors” section of the site, or by visiting https://secure.ethicspoint.com/domain/media/en/gui/40223/index.html. Communications relating to concerns about LiveRamp’s accounting, internal accounting controls, or auditing matters will be referred to members of the Audit/Finance Committee. Incoming messages are monitored by Navex Global, an international ethics and compliance software and solution provider.
Environmental, Social and Governance Responsibility
For more details on our corporate citizenship and sustainability efforts, please see LiveRamp’s Environmental, Social, and Governance Report, a copy of which is posted in the “Corporate Governance  —  Social Responsibility” section of our investor relations website at https://investors.liveramp.com.
LiveRamp Holdings, Inc. Notice of 2026 Special Meeting and Proxy Statement   96

Approval of the Increase in the Number of Shares Available for Issuance under the 2005 Plan
(Proposal 4)
Proposal Overview
Pursuant to this proposal, our stockholders are being asked to approve an amendment to increase the number of shares available for issuance (the “Share Increase Amendment”) under the Amended and Restated 2005 Equity Compensation Plan of LiveRamp Holdings, Inc. (the “2005 Plan”) by 2,500,000 shares. The Share Increase Amendment was approved by the Board on May 13, 2026, subject to stockholder approval. No other amendments are being proposed to the 2005 Plan other than the Share Increase Amendment. A copy of the 2005 Plan, as proposed to be amended and restated, is attached as Annex C to this proxy statement and is incorporated herein by reference.
We believe the approval of the Share Increase Amendment is critical in our recruitment efforts and retention of key employees that are important to our continued growth. Equity awards are an essential compensation component to attract top talent and any hindrance to our ability to grant equity awards under the 2005 Plan will have a negative impact on our ability to attract, retain and motivate employees, which may in turn negatively affect our performance. Further, if the Share Increase Amendment is not approved, the Company may not have sufficient shares available for issuance to fund our grants for the next fiscal year and we will have to take alternative strategic actions, including but not limited to, issuing primarily cash awards which will reduce our cash position that could otherwise be used for future growth opportunities. Thus, we believe that this proposal is entirely in the best interests of our stockholders.
Reasons to Vote “For” the Share Increase Amendment
Plan Importance
Equity awards granted under the 2005 Plan are critical to LiveRamp’s success and continued growth by:
•
Directly aligning employee interests with those of our stockholders and creating a culture of ownership;

•
Increasing our ability to attract, reward, and motivate the top talent needed to achieve and exceed our strategic and continued growth objectives; and

•
Promoting retention of top talent, as equity awards are subject to multi-year time-based vesting and/or performance-based conditions.

Plan Participation
We issue equity awards strategically to the following groups:
•
Our Board;

•
Our executive officers and leadership team; and

•
Broad based employees based on niche skills and impact to long term business growth (~47% of employees hold unvested equity awards under the 2005 Plan).

Shares in Reserve
•
As of March 31, 2026, we had 6,716,442 shares available for future issuance under the 2005 Plan and have since issued many of those shares as part of our annual grants in May 2026.

•
As of June 1, 2026, we had 5,331,363 shares available for future issuance under the 2005 Plan.

•
If the Share Increase Amendment is not approved by the stockholders, the Company may not have sufficient shares available for issuance to fund our grants for the next fiscal year and strategic action will be required.

Approval of the Increase in the Number of Shares Available for Issuance under the 2005 Plan
Shares Requested
We are seeking stockholder approval for a moderate number of additional shares:
•
We believe 2,500,000 is a moderate request when comparing our dilution against our peer group used for purposes of determining executive compensation for fiscal 2027 (“FY27 Peer Group”).1

•
Represents approximately 4.1% of our outstanding Common Stock.

Utilization Metrics
Our utilization of equity awards is prudent compared to relative peer benchmarks:
•
Burn Rate — 4.0% 3-year average versus 5.1% & 6.3% for 50th & 75th percentiles of our FY27 Peer Group, respectively.

•
Overhang — Subject to the Share Increase Amendment approval, our full dilution is 17.2% and basic dilution is 20.8% as of June 1, 2026, which is between the 50th & 75th percentiles of our FY27 Peer Group of 19.2% & 30.7%, respectively.

•
Expense — 3-year stock-based compensation (“SBC”) expense for our core broad-based equity program at 8.5% of revenues. See the “Stock-Based Compensation Expense” section below for additional information on SBC expense.

Favorable Plan Features
The 2005 Plan includes several features that are consistent with the interests of our stockholders and sound corporate governance practices, including the following:
•
No automatic share replenishment or “evergreen” provision — Shares are not automatically replenished.

•
No discounted stock options or SARs — Stock options and stock appreciation rights (“SARs”) may not be repriced or granted with an exercise or measurement price lower than the fair market value of the underlying shares on the date of grant.

•
No repricing of stock options or SARs — The 2005 Plan prohibits the repricing of stock options or SARs or a cash buyout of underwater stock options or SARs without prior stockholder approval.

•
No liberal share counting or “recycling” of shares — Shares delivered to the Company to purchase shares upon exercise of an award or to satisfy tax withholding obligations will not become available for issuance under the 2005 Plan.

•
No liberal change in control definition — Change in control benefits are triggered only by the occurrence, rather than stockholder approval, of a merger or other change in control event.

Prudent Share Repurchases
The Company’s share repurchases under its share repurchase program have returned meaningful capital to our stockholders and helped to offset the dilutive effect of our equity compensation program:
•
Since the inception of its share repurchase program in 2011, the Company has returned approximately $1.8 billion in capital to stockholders as of June 1, 2026.

•
As of June 1, 2026, the Company had $244.2 million of remaining capacity under the stock repurchase program.

Potential Non- Favorable Strategic Actions
In the event the Share Increase Amendment is not approved, we would likely pursue multiple courses of less favorable strategic action, including:
•
Reassessing our current hiring practices and scaling back our current employee equity award granting practices which could lead to less growth and increased employee turnover;

•
Issuing primarily cash awards which:

◦ Are less desirable by current employees and potential new hires; and
◦ Will reduce our cash position that could otherwise be used for future growth opportunities;
•
Relying on non-stockholder approved inducement plans for new-hire awards to increase our ability to grant competitive awards to attract new talent, which may lead to discontent and frustration of our existing employees who would not be eligible for similar awards; and

•
Limiting future share repurchase actions and decreasing acquisition investments to conserve cash to fund employee compensation.

1
The FY27 Peer Group includes Asana, Blackline, Box, Digital Turbine, DoubleVerify, EverCommerce, Fastly, Five9, Pagaya Technologies, PagerDuty, Q2 Holdings, Qualys, Rapid7, Sprinklr, Sprout Social, Verint Systems, Workiva, Yext, and Zeta Global Holdings.

LiveRamp Holdings, Inc. Notice of 2026 Special Meeting and Proxy Statement   98

Equity Compensation Plan Information
The following table contains information about our equity compensation plans as of March 31, 2026:
	Equity Compensation Plan Information
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights2 (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)): (c)
Equity compensation plans approved by stockholders	4,260,6171	$13.15	7,271,6813
Equity compensation plans not approved by stockholders	—	—	41,9834
Total	4,260,617	$13.15	7,313,664

1.
This amount does not include the number of securities to be issued upon exercise of outstanding options, warrants, and rights under equity compensation plans LiveRamp assumed in acquisitions (196,370 shares at a weighted-average exercise price of $9.58).

2.
The weighted-average exercise price set forth in this column is calculated excluding outstanding restricted stock unit (“RSU”) awards, since recipients are not required to pay an exercise price to receive the shares subject to these awards.

3.
This amount represents shares of Common Stock available for future issuance as of March 31, 2026, under the 2005 Plan (6,716,442) and the LiveRamp Holdings, Inc. 2005 Employee Stock Purchase Plan (555,239, including 104,724 shares subject to purchase during the current purchase period), which is an employee stock purchase plan covered by Section 423 of the Internal Revenue Code, as amended (the “Code”). The 2005 Plan is an equity compensation plan that permits awards of a variety of equity-based incentives, including stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards and other stock unit awards.

4.
This amount represents shares available for issuance pursuant to the Company’s 2011 Non-Qualified Equity Compensation Plan described below, which did not require stockholder approval under the exception provided for in applicable listing standards.

Updated Number of Outstanding Awards Under the 2005 Plan
As of June 1, 2026, there were 2,879 outstanding stock options under the 2005 Plan, which had a weighted average exercise price of  $13.15 and a weighted average remaining contractual life of 0.76 years. As of June 1, 2026, there were 4,611,078 RSU and performance-based restricted stock unit (“PSU”) awards outstanding under the 2005 Plan, and 5,331,363 shares available for future issuance under the 2005 Plan.

Approval of the Increase in the Number of Shares Available for Issuance under the 2005 Plan
Plan Metric Details
Annual Issuances and Burn Rate under 2005 Plan
	Awards Granted
Fiscal Year	Common Shares and RSUs Granted1	PSUs Granted	PSUs Achieved	Acquisition- related Replacement Stock Options	Acquisition- related RSU Grants	Forfeited or Cancelled Stock Options and RSUs	Basic Weighted Average Shares Outstanding	Burn Rate2
2026	2.24M	.52M	.33M	—	—	0.6M	64.1M	4.3%
2025	2.08M	.47M	.03M	—	—	0.8M	66.1M	3.9%
2024	1.82M	.67M	.06M	—	—	0.6M	66.3M	3.8%
						LiveRamp 3-Year Average		4.0%
							25th Percentile	3.4%
				FY27 Peer Group 3-Year Average			50th Percentile	5.1%
							75th Percentile	6.3%

1.
Includes .04M, .04M and .04M common shares granted in fiscal years 2026, 2025 and 2024, respectively, related to director compensation.

2.
Burn Rate is calculated by dividing all RSUs and PSUs granted, excluding acquisition-related replacement stock options and acquisition-related RSU grants, by the basic weighted average shares outstanding.

Total Dilution (includes all plans, both active and acquisition related)
The following table contains information about our dilution as of June 1, 2026 (certain totals may not sum due to rounding):
Type	Shares	Dilution%1
Outstanding Options2	80,459	0.1%
Outstanding Restricted Stock Units	3,381,149	4.6%
Outstanding Performance Share Units3	1,300,440	1.8%
Total Stock Awards Outstanding	4,762,048	6.5%

Remaining Shares Available to Grant Under the 2005 Plan	5,331,363	7.3%
Remaining Shares Available to Grant Under the 2011 Plan	41,983	0.1%
Share Increase Proposal Shares Requested	2,500,000	3.4%
Total Shares Available to Grant	7,873,346	10.7%

Sum of All Dilutive Components Listed Above	12,635,394	17.2%
Common Shares Outstanding	60,779,585	82.8%
Fully Diluted Shares Outstanding	73,414,979	100.0%

1.
Dilution is calculated by dividing the applicable number in the Shares column for each component by the Fully Diluted Shares Outstanding.

2.
As of June 1, 2026, there were 80,459 outstanding stock options under all plans, which had a weighted average exercise price of  $9.70 and a weighted average remaining contractual life of 6.3 years.

3.
Outstanding performance share units are shown at target.

Stock-Based Compensation Expense
The Talent and Compensation Committee believes that it is important to monitor SBC expense as a percentage of revenue against our peers and industry standards. SBC expense includes two components: (i) core broad-based equity program expense; and (ii) acquisition-based SBC expense. Over the past three fiscal years, the Talent and Compensation Committee has continued to manage the expense of our core broad-based equity program (“Core Stock Plan Expense”), which is used to grant equity awards to employees, including the NEOs. Core Stock Plan Expense was $69.2 million for fiscal 2026, or 8.5% of revenue, representing 83.4% of our total SBC expense.
LiveRamp Holdings, Inc. Notice of 2026 Special Meeting and Proxy Statement   100

In addition to our Core Stock Plan Expense, the Talent and Compensation Committee also believes that stock is an essential tool to use in acquisitions. Acquisition-related SBC expense was $13.8 million in fiscal 2026, or 16.6% of our total SBC expense for fiscal 2026.
The table below shows a breakdown of the types of SBC as a percent of revenue and of our total SBC expense (certain totals may not sum due to rounding):
	FY24 Revenue $660M			FY25 Revenue $746M			FY26 Revenue $813M
Expense Type	Expense Amount	% of Revenue	% of Total SBC Expense	Expense Amount	% of Revenue	% of Total SBC Expense	Expense Amount	% of Revenue	% of Total SBC Expense
Core Stock Plan	$64M	9.6%	89.1%	$93M	12.5%	86.0%	$69M	8.5%	83.4%
Acquisition-Related SBC	$8M	1.2%	10.9%	$15M	2.0%	14.0%	$14M	1.7%	16.6%
Total SBC	$71M	10.8%	100.0%	$108M	14.5%	100.0%	$83M	10.2%	100.0%
New Plan Benefits
Future awards under the 2005 Plan will be made at the discretion of the Talent and Compensation Committee and/or the Board. Therefore, at this time, the benefits that may be received by any participant or group of participants under the 2005 Plan if our stockholders approve this proposal, cannot be precisely determined. Please refer to the “Grants of Plan-Based Awards for Fiscal 2026” table on page [  ] below, however, which provides information on the grants made to the named executive officers in fiscal 2026 pursuant to the 2005 Plan and to the “Non-Employee Director Compensation” table on page [  ] below, which provides information on grants made to our non-employee directors in the last fiscal year pursuant to the 2005 Plan. In addition, the table immediately below reflects equity-based awards granted to all executive officers that served in fiscal 2026, as a group, all current directors who are not executive officers, as a group, and all employees, including all current officers who are not executive officers, as a group in fiscal 2026 pursuant to the 2005 Plan. Only RSUs, PSUs and Common Stock were issued under the 2005 Plan in fiscal 2026.
Group	Number of RSUs	Dollar Value of RSUs ($)1	Number of PSUs	Dollar Value of PSUs ($)1	Number of Common Shares	Grant Date Common Share Value
All Executive Officers, as a Group (6 total)	367,690	$ 10,795,287	422,349	$ 13,947,776	—	—
Non-Executive Directors, as a Group (7 total)	—	—	—	—	41,960	$ 1,135,343
Non-Executive Officer Employees, as a Group (451 total)	1,834,219	$ 53,753,143	98,477	$ 3,275,117	—	—

1.
The amounts reflect the grant date fair value of RSUs and PSUs.

Equity Compensation Plan Not Approved by Security Holders
The Company adopted the 2011 Non-Qualified Equity Compensation Plan of LiveRamp Holdings, Inc. (the “2011 Plan”) for the purpose of making equity grants to induce new key executives to join the Company. The awards that may be made under the 2011 Plan include stock options, stock appreciation rights, restricted stock awards, RSU awards, performance awards, or other stock unit awards. To receive such an award, a person must be newly employed with the Company with the award being provided as an inducement material to their employment, provided the award is first properly approved by the Board or an independent committee of the Board. The Board and the Talent and Compensation Committee are the administrators of the 2011 Plan, and as such, determine all matters relating to awards granted under the 2011 Plan, including the eligible recipients, whether and to what extent awards are to be granted, the number of shares to be covered by each grant and the terms and conditions of the awards. The 2011 Plan has not been approved by the Company’s stockholders.

Approval of the Increase in the Number of Shares Available for Issuance under the 2005 Plan
2005 Plan Summary
Purpose of the 2005 Plan
The purpose of the 2005 Plan is to align long-term incentive compensation with the Company’s business strategies and with stockholder interests and to recruit and retain key individuals. The Talent and Compensation Committee believes that providing employees with a proprietary interest in LiveRamp’s business and, therefore, a more direct stake in its continuing welfare, will better align their interests with those of our stockholders.
Description of the 2005 Plan
The 2005 Plan was first approved by stockholders at the 2000 Annual Meeting of Stockholders and has been amended from time to time. The following description of the 2005 Plan is qualified in its entirety by reference to the applicable provisions of the 2005 Plan in Annex C to this proxy statement.
Administration. The 2005 Plan specifies that it will be administered by the Board or the Talent and Compensation Committee, and their lawful designees. The administrator makes determinations such as to whom awards will be made, what type of awards will be made, how many shares will be subject to each grant, the duration and exercise price of stock options, vesting schedules, performance criteria, conditions upon which a grant may be forfeited, the effect of termination of service, and any restriction, limitation, procedure or deferral related to a grant. The Talent and Compensation Committee or the Board may establish any rules and regulations it considers necessary to administer the 2005 Plan. All determinations of the Talent and Compensation Committee or Board are final and conclusive for all purposes. The administrator may delegate to one or more officers of the Company the right to grant awards under the 2005 Plan, provided such delegation is made in accordance with applicable law.
Eligible Participants. Employees, directors, affiliates, independent contractors and consultants of LiveRamp or any subsidiary or affiliated company are eligible to participate in the 2005 Plan. As of June 1, 2026, there were approximately 1,334 employees, six non-executive directors and 391 contractors eligible to (but do not necessarily) participate in the 2005 Plan. Participants are selected in the discretion of the Talent and Compensation Committee based on niche skills and impact to long term business growth. During the last fiscal year (fiscal 2026), a total of 464 individuals received awards under the 2005 Plan.
Types of Awards. The 2005 Plan permits awards of a variety of equity-based incentives, including stock options, SARs, restricted stock, RSUs, PSUs and other stock unit awards.
Stock Options. Under the 2005 Plan, either incentive stock options or stock options that do not qualify as incentive options (non-qualified stock options) may be granted. See the discussion regarding options below under “Summary of U.S. Federal Income Tax Consequences.”
The exercise price for stock options may not be less than 100% of the fair market value, based on the closing price, of Common Stock on the date of the grant. Without the further approval of the stockholders, no outstanding stock option granted under the 2005 Plan may be amended to reduce the exercise price or canceled in consideration for an award having a lower exercise price. This will not, however, prohibit adjustments related to stock splits, stock dividends, recapitalizations and other changes in the corporate structure or shares of LiveRamp. The duration of options granted under the 2005 Plan, including the duration of options following a participant’s termination of employment, death or disability, is determined by the Talent and Compensation Committee or the Board in its sole discretion. Both non-qualified and incentive stock options granted under the 2005 Plan may not be exercised more than 10 years after the date of grant, although each may be granted for a lesser duration. Incentive stock options granted to a participant owning more than 10% of the total combined voting power of all classes of LiveRamp stock may not be exercised more than five years from the date of grant. At the time of exercise of an option, a participant must pay the full exercise price of the option in cash, by check or electronic funds transfer. Additionally, a participant may pay the exercise price by one of the following additional forms of payment, as may be approved by the Talent and Compensation Committee or the Board:
•
via a “broker’s cashless exercise” (i.e., through the sale of shares, by way of a broker, acquired upon exercise of the option having a fair market value equal to the exercise price pursuant to procedures approved by LiveRamp);

•
by delivering shares of Common Stock previously owned by the participant for at least six months and having a fair market value equal to the exercise price;

LiveRamp Holdings, Inc. Notice of 2026 Special Meeting and Proxy Statement   102

•
by authorizing LiveRamp to withhold a number of shares of Common Stock otherwise issuable to the participant upon exercise of an option having a fair market value equal to the exercise price; or

•
by any combination of the above.

Stock Appreciation Rights. SARs may, but need not be, identified with a specific stock option. The exercise price for any SAR shall (i) for any SAR identified with a stock option, equal the exercise price of such option, or (ii) for any other SAR, not be less than 100% of the fair market value of Common Stock on the date of the grant. The duration of any SAR may not exceed ten years.
Restricted Stock and RSUs. Restricted stock awards comprise shares of Common Stock that are forfeitable until the restrictions imposed by the Talent and Compensation Committee or Board lapse. Awards of RSUs provide the right to receive shares, cash or a combination thereof upon the lapse of the restrictions imposed by the Talent and Compensation Committee or Board. Awards of restricted stock and RSUs may be subject to time-based restrictions, performance-based restrictions, or both. Holders of restricted stock awards are entitled to vote the shares of restricted stock during the restriction period. Conversely, holders of RSUs are not entitled to voting rights prior to the time the applicable restrictions lapse and shares of Common Stock are delivered pursuant to the award. The minimum restriction period applicable to any award of restricted stock that is not subject to performance conditions restricting the grant size, the transfer of the shares, or the vesting of the award is two years from the date of grant; provided, however, that a restriction period of less than two years may be approved under the 2005 Plan for such awards with respect to up to a total of 100,000 shares. No dividends, dividend equivalents or similar payments will be payable in respect of restricted stock or RSUs and there will be a minimum restriction period for RSUs of one year from the date of grant; provided, however, that a restriction period of less than one year may be approved under the 2005 Plan for such awards with respect to up to a total of 100,000 shares.
Performance Awards. The 2005 Plan also authorizes the award of performance awards, in the form of either performance shares or performance share units, on any terms and conditions that the Talent and Compensation Committee or the Board deems desirable. Performance awards may be paid in cash, shares, or a combination thereof, as determined by the Talent and Compensation Committee or Board.
The Talent and Compensation Committee or Board may set performance goals that, depending on the extent to which they are met during a performance period applicable to an award, will determine the number of performance shares or units that will be delivered to a participant at the end of the performance period. The performance goals may be set at threshold, target and maximum performance levels, and the number of performance shares or units to be delivered may be tied to the degree of attainment of the various performance levels specified under the various performance goals during the performance period, which may not be less than one year. No payment may be made with respect to a performance award if any specified threshold performance level is not attained. No dividends, dividend equivalents or similar payments will be payable in respect of performance awards.
Other Awards. Other awards of shares and other awards that are valued in whole or in part by reference to, or are otherwise based on, shares of Common Stock or other property may be granted under the 2005 Plan to participants, either alone or in addition to other awards under the 2005 Plan. Other stock awards may be paid in shares, cash or any other form of property as the Talent and Compensation Committee or the Board may determine. Subject to the provisions of the 2005 Plan, the Talent and Compensation Committee or Board has sole and complete authority to determine who will receive such an award, the times at which such awards will be made, the number of shares to be granted, and all other terms and conditions of such awards. For any such award, the vesting of which is conditioned only on the passage of time, the restriction period is a minimum of two years for full vesting.
There are limits (the “Limits”) as to how many shares may be granted to a participant. The Limits apply separately to two different categories of awards. With respect to stock options and/or SARs, the maximum number of shares of Common Stock that may be granted to any one person in any 12-month period (which the Talent and Compensation Committee interprets as during any fiscal year) is 400,000 shares; likewise, with respect to restricted stock awards, RSUs, performance awards and any other stock unit awards, the maximum number of shares of Common Stock that may be granted to any one person in any 12-month period is 400,000 shares. The Limits apply to each of these two groups of award types, not to each type of award, nor to all awards as a single group for any one year. As a result, a participant could receive awards totaling up to 800,000 shares in any one year under the 2005 Plan. For example, a participant could receive under the 2005 Plan stock options covering 400,000 shares and 400,000 RSUs. The Company has not previously issued awards to any one participant under the 2005 Plan in one 12-month period in

Approval of the Increase in the Number of Shares Available for Issuance under the 2005 Plan excess of the Limits under the 2005 Plan, and it does not have any plans to do so. Although from time-to-time, the maximum potential share payout amounts for awards granted in a given year may be shown in the Grants of Plan-Based Awards table of the Company’s applicable proxy statement without regard to the per-participant limits set forth in the 2005 Plan to illustrate the potential payouts assuming maximum performance under each PSU performance component, any such combined payouts that would exceed such limits would be capped in accordance with the 2005 Plan.
In addition to the foregoing, the 2005 Plan provides that no non-employee director of the Company may be granted in any 12-month period an aggregate amount of equity having a value of more than $400,000 on the date of grant, under the 2005 Plan or any other equity compensation plan sponsored by the Company.
Performance Measures. Performance goals established by the Talent and Compensation Committee for performance awards may contain one or more performance measures set forth in the 2005 Plan. Performance goals may be applied to LiveRamp as a whole (or a division, organization, or other business unit thereof), a subsidiary, an affiliated company, or an individual participant, and they may be set at a specific level or expressed as a relative percentage to the comparable measure at comparison companies or a defined index. Performance goals, to the extent applicable, must be based upon generally accepted accounting principles, but may be adjusted by the Talent and Compensation Committee to take into account the effect of the following: (a) changes in accounting standards that may be required by the Financial Accounting Standards Board (or any applicable successor entity) after the performance goal is established; (b) realized investment gains and losses; (c) extraordinary, unusual, non-recurring, or infrequent items; (d) “non-GAAP financial measures” that have been included in LiveRamp’s quarterly earnings releases and disclosed to investors in accordance with SEC regulations; and (e) any other items as the Talent and Compensation Committee determines to be required, so that the operating results are computed on a comparative basis from period to period. Determinations made by the Talent and Compensation Committee must be based on relevant objective information and/or financial data and will be final and conclusive with respect to all affected parties.
Shares Reserved for Issuance. If the stockholders approve the Share Increase Amendment, the approximate number of shares available for future awards under the 2005 Plan as of the date of the Special Meeting would be the sum of (1) 2,500,000 and (2) the number of shares available for future awards under the 2005 Plan immediately before such approval (as of June 1, 2026, 5,331,363 shares were available for future awards under the 2005 Plan).
If any award is forfeited, any option or SAR terminates, expires or lapses without being exercised within the exercise period, or any SAR is exercised for cash, the shares underlying such awards will be available for re-issuance under the 2005 Plan. To the extent any shares of Common Stock subject to an award are not delivered to a participant because the shares are used to satisfy an applicable tax withholding obligation or the exercise price of an option, those shares will be deemed delivered and will no longer be available for delivery under the 2005 Plan.
Adjustment. Notwithstanding any other provision of the 2005 Plan to the contrary, in the event of any change affecting the shares subject to the 2005 Plan or any award (through merger, consolidation, reorganization, recapitalization, dividend or other distribution (whether in the form of cash, shares, other securities or other property), stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, issuance of rights to subscribe, or other change in capital structure of the Company), appropriate adjustments or substitutions shall be made by the Talent and Compensation Committee or the Board as to:
i.
total shares subject to the 2005 Plan;

ii.
maximum number of shares for which awards may be granted to any one service provider of the Company or its affiliates (e.g., the Limits);

iii.
number of shares and price per share subject to outstanding awards; and

iv.
class of shares of stock that may be delivered under the 2005 Plan and/or each outstanding award, as shall be equitable to prevent dilution or enlargement of rights under previously granted awards.

The determination of the Talent and Compensation Committee or Board as to these matters shall be conclusive; provided, however, that (i) any such adjustment with respect to an incentive stock option and any related SAR shall comply with the rules of Section 424(a) of the Code; and (ii) in no event shall any adjustment be made which would disqualify any Incentive Stock Option granted hereunder as an incentive stock option for purposes of Section 422 of the Code.
LiveRamp Holdings, Inc. Notice of 2026 Special Meeting and Proxy Statement   104

Amendment and Termination. The Talent and Compensation Committee or the Board may amend the 2005 Plan and/or the terms of outstanding awards or grants; provided, however, that if an amendment would (i) materially increase the benefits to participants under the 2005 Plan, (ii) increase the aggregate number of shares that may be issued under the 2005 Plan, or (iii) materially modify the requirements for participation in the 2005 Plan by materially increasing the class or number of persons eligible to participate, then stockholder approval must be obtained. To the extent necessary to comply with applicable laws and regulations, certain other amendments to the 2005 Plan or to any outstanding grant may require stockholder approval. Any amendment that would impair the rights of a participant may not be made without the participant’s consent. The 2005 Plan may be terminated at any time by the Board. No termination, however, will adversely affect the terms of any outstanding awards under the 2005 Plan.
Change in Control. Upon the occurrence of a “Change in Control Event”, as defined in the 2005 Plan, each outstanding award under the 2005 Plan will be treated as the Talent and Compensation Committee or the Board may determine (subject to the provisions of the 2005 Plan), without a participant’s consent, including, without limitation, that:
A.
awards will be assumed, or substantially equivalent awards will be substituted, by the acquiring or succeeding corporation (or affiliate thereof), with appropriate adjustments as to the number and kind of shares and prices;

B.
upon written or electronic notice to a participant, that the participant’s awards will terminate upon or immediately prior to the consummation of such Change in Control Event;

C.
that, to the extent the Talent and Compensation Committee or Board may determine, in whole or in part prior to or upon consummation of such Change in Control Event:

i.
options and SARs may become immediately exercisable;

ii.
restrictions and deferral limitations applicable to any restricted stock or RSUs may become free of all restrictions and limitations and become fully vested and transferable;

iii.
all performance awards may be considered to be prorated, and any deferral or other restriction may lapse and such performance awards may be immediately settled or distributed (provided, for purposes of clarification, that any performance award converted into an award that provides for service-based vesting will be treated in accordance with the terms of the 2005 Plan); and

iv.
the restrictions and deferral limitations and other conditions applicable to any other awards granted under the 2005 Plan may lapse and such awards may become free of all restrictions, limitations or conditions and become fully vested and transferable to the full extent of the award not previously forfeited or vested;

D.
the termination of an award in exchange for an amount equal to the excess of the fair market value of the shares subject to the award immediately prior to the occurrence of the Change in Control Event (which shall be no less than the value being paid for such shares pursuant to such transaction as determined by the Talent and Compensation Committee or Board) over the exercise price or strike price, if applicable, of such award, with such amount payable in cash, in one or more of the kinds of property payable in such transaction, or in a combination thereof, as the Talent and Compensation Committee or Board in their discretion shall determine; or

E.
any combination of the foregoing.

In taking any of the actions permitted under the 2005 Plan, the Talent and Compensation Committee or Board will not be obligated to treat all awards, all awards held by a single participant, or all awards of the same type, similarly.
In the event that the successor corporation does not assume or substitute for the award (or portion thereof):
i.
options and SARs will vest and become immediately exercisable;

ii.
restrictions and deferral limitations applicable to any restricted stock or RSUs will become free of all restrictions and limitations and become fully vested and transferable;

iii.
all performance awards will be considered to be prorated, and any deferral or other restriction will lapse and such performance awards will be immediately settled or distributed; and

Approval of the Increase in the Number of Shares Available for Issuance under the 2005 Plan
iv.
the restrictions and deferral limitations and other conditions applicable to any other awards granted under the 2005 Plan will lapse and such other awards will become free of all restrictions, limitations or conditions and become fully vested and transferable to the full extent the award was not previously forfeited or vested.

In addition, if an option or SAR is not assumed or substituted in the event of a Change in Control Event, the Talent and Compensation Committee or Board will notify the participant in writing or electronically that the option or SAR will be exercisable for a period of time determined by the Talent and Compensation Committee or Board in its sole discretion, and the option or SAR will terminate upon the expiration of such period.
Under the 2005 Plan, a “Change-in-Control Event” generally includes specified mergers, a sale of all or substantially all of the Company’s assets and the acquisition of a significant percentage of the voting power of the Company.
Retirement Eligibility. In the event of a participant’s retirement on or after age 65 with at least five years of service, awards held by the participant at retirement will continue to vest in accordance with their terms.
Clawback. Awards granted under the 2005 Plan are subject to the Company’s “clawback policy” as may be in effect from time to time.
Summary of U.S. Federal Income Tax Consequences
The following summary is intended only as a general guide to the U.S. federal income tax consequences of participation in the 2005 Plan. The summary is based on existing U.S. laws and regulations as of June 18, 2026, and there can be no assurance that those laws and regulations will not change in the future. The summary does not purport to be complete and does not discuss the tax consequences upon a participant’s death, or the provisions of the income tax laws of any municipality, state or foreign country in which the participant may reside. As a result, tax consequences for any particular participant may vary based on individual circumstances.
Incentive Stock Options. A participant recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an option that qualifies as an incentive stock option under Section 422 of the Code. If a participant exercises the option and then later sells or otherwise disposes of the shares acquired through the exercise of the option after both the two-year anniversary of the date the option was granted and the one-year anniversary of the exercise, the participant will recognize a capital gain or loss equal to the difference between the sale price of the shares and the exercise price, and we will not be entitled to any deduction for federal income tax purposes.
However, if the participant disposes of such shares either on or before the two-year anniversary of the date of grant or on or before the one-year anniversary of the date of exercise (a “disqualifying disposition”), any gain up to the excess of the fair market value of the shares on the date of exercise over the exercise price generally will be taxed as ordinary income, unless the shares are disposed of in a transaction in which the participant would not recognize a loss (such as a gift). Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. Any ordinary income recognized by the participant upon the disqualifying disposition of the shares generally should be deductible by us for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Code.
For purposes of the alternative minimum tax, the difference between the option exercise price and the fair market value of the shares on the exercise date is treated as an adjustment item in computing the participant’s alternative minimum taxable income in the year of exercise. In addition, special alternative minimum tax rules may apply to certain subsequent disqualifying dispositions of the shares or provide certain basis adjustments or tax credits.
Nonstatutory Stock Options. A participant generally recognizes no taxable income as the result of the grant of such an option. However, upon exercising the option, the participant normally recognizes ordinary income equal to the amount that the fair market value of the shares on such date exceeds the exercise price. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of the shares acquired by the exercise of a nonstatutory stock option, any gain or loss (based on the difference between the sale price and the fair market value on the exercise date) will be taxed as capital gain or loss. No tax deduction is available to us with respect to the grant of a nonstatutory stock option or the sale of the shares acquired through the exercise of the nonstatutory stock option.
Stock Appreciation Rights. In general, no taxable income is reportable when a SAR is granted to a participant. Upon exercise, the participant generally will recognize ordinary income in an amount equal to the fair market value of any cash or shares received. Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss.
LiveRamp Holdings, Inc. Notice of 2026 Special Meeting and Proxy Statement   106

Restricted Stock Awards. A participant acquiring shares of restricted stock generally will recognize ordinary income equal to the fair market value of the shares on the vesting date. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. The participant may elect, pursuant to Section 83(b) of the Code to accelerate the ordinary income tax event to the date of acquisition by filing an election with the Internal Revenue Service (“IRS”) no later than thirty (30) days after the date the shares are acquired. Upon the sale of shares acquired pursuant to a restricted stock award, any gain or loss, based on the difference between the sale price and the fair market value on the date the ordinary income tax event occurs, will be taxed as capital gain or loss.
Restricted Stock Unit Awards. There are no immediate tax consequences of receiving an award of restricted stock units. A participant who is awarded restricted stock units generally will be required to recognize ordinary income in an amount equal to the fair market value of any cash or shares issued to such participant at the end of the applicable vesting period or, if later, the settlement date elected by the administrator or a participant. Any additional gain or loss recognized upon any later disposition of any shares received would be capital gain or loss.
Performance Shares and Performance Unit Awards. A participant generally will recognize no income upon the grant of a performance share or a performance unit award. Upon the settlement of such awards, participants normally will recognize ordinary income in the year of receipt in an amount equal to the cash received and the fair market value of any cash or unrestricted shares received. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of any shares received, any gain or loss, based on the difference between the sale price and the fair market value on the date the ordinary income tax event occurs, will be taxed as capital gain or loss.
Section 409A. Section 409A of the Code provides certain requirements for non-qualified deferred compensation arrangements with respect to an individual’s deferral and distribution elections and permissible distribution events. Awards granted with a deferral feature will be subject to the requirements of Section 409A. If an award is subject to and fails to satisfy the requirements of Section 409A, the recipient of that award may recognize ordinary income on the amounts deferred under the award, to the extent vested, which may be prior to when the compensation is actually or constructively received. Also, if an award that is subject to Section 409A fails to comply with Section 409A’s provisions, Section 409A imposes an additional 20% federal income tax on compensation recognized as ordinary income, as well as interest on such deferred compensation.
Tax Effect for the Company. We generally will be entitled to a tax deduction in connection with an award under the 2005 Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income (for example, the exercise of a nonstatutory stock option) except to the extent such deduction is limited by applicable provisions of the Code.
THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF U.S. FEDERAL INCOME TAXATION UPON PARTICIPANTS AND LIVERAMP WITH RESPECT TO AWARDS UNDER THE 2005 PLAN. IT DOES NOT PURPORT TO BE COMPLETE AND DOES NOT DISCUSS THE IMPACT OF EMPLOYMENT OR OTHER TAX REQUIREMENTS, THE TAX CONSEQUENCES OF A PARTICIPANT’S DEATH, OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE, OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE.
Vote Required
The approval of the amendment and restatement of the 2005 Plan to increase the number of shares available thereunder requires the affirmative vote of a majority of votes cast.
Recommendation of the Board
The Board unanimously recommends that the stockholders vote “FOR” this proposal to increase the number of shares available for issuance under the 2005 Plan.

Advisory Vote to Approve Named Executive Officer Compensation
(PROPOSAL 5)
Proposal Overview
In accordance with Rule 14a-21 under the Exchange Act, the Company requests that our stockholders approve on a non-binding, advisory basis the compensation of the Company’s “Named Executive Officers” identified in the section titled “Compensation Discussion and Analysis” set forth below in this proxy statement.
In accordance with the Company’s compensation philosophy, our compensation programs are designed to attract, retain and motivate the management team to achieve the Company’s business goals on an annual and a long-term basis. Key objectives of our compensation programs are to:
•
Align the interests of our executive officers, including our Named Executive Officers, with those of our stockholders;

•
Consider stockholder feedback when making compensation decisions;

•
Maintain transparent compensation arrangements that provide a strong link between compensation and performance and motivate our executive officers, including our Named Executive Officers, to achieve the highest level of performance; and

•
Attract and retain exceptional executive officers, including our Named Executive Officers, through clear, market-based compensation plans and arrangements.

Details concerning how we implement our compensation philosophy, and how we structure our compensation programs to meet the objectives listed above, are provided in the “Compensation Discussion and Analysis” below. In particular, we discuss how we design performance-based compensation programs and set compensation targets and other objectives to maintain a close correlation between executive pay and Company performance.
In light of the foregoing, we ask that stockholders vote FOR the following resolution:
“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the Company’s Named Executive Officers, as disclosed in the Company’s proxy statement for the Special Meeting pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the Summary Compensation Table, and the other related tables and disclosures.”
While this vote is advisory and therefore not binding on the Company, the Talent and Compensation Committee or the Board, we value the opinions of our stockholders. Accordingly, the Talent and Compensation Committee or the Board will take the results of this vote under advisement and will consider our stockholders’ concerns when making future decisions regarding the Company’s executive compensation programs.
The Company’s current policy is to provide stockholders with an opportunity to approve the compensation of the Named Executive Officers each year at the Annual Meeting of Stockholders. Accordingly, the next such vote is expected to occur at the 2027 Annual Meeting of Stockholders (the “2027 Annual Meeting”), if held.
Recommendation of the Board
THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RESOLUTION TO APPROVE, ON AN ADVISORY, NON-BINDING BASIS, THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.
LiveRamp Holdings, Inc. Notice of 2026 Special Meeting and Proxy Statement   108

Ratification of the Selection of the Independent Registered Public Accountant
(PROPOSAL 6)
The Audit/Finance Committee has selected KPMG LLP (“KPMG”) to serve as independent auditor for fiscal year 2027, and the stockholders are being asked to ratify this action. We anticipate that a representative of KPMG will be present at the Special Meeting and will have the opportunity to make a statement at the meeting if he or she desires to do so and to respond to appropriate questions.
Fees Billed for Services Rendered by Independent Auditor
The following table presents fees billed for professional audit services rendered by KPMG for the audits of the Company’s annual financial statements for the fiscal years ended March 31, 2026 and March 31, 2025, and fees billed for other services rendered by KPMG.
	Fiscal 2026	Fiscal 2025
Audit Fees (including quarterly reviews)1	$1,776,500	$1,647,000
Audit-Related Fees	—	$—
Tax Fees2	$262,325	$292,520
All Other Fees3	$29,000	$30,000
Total	$2,067,825	$1,969,520

1.
Audit fees relate to professional services rendered in connection with the audit of our annual financial statements, the audit of our internal control over financial reporting, quarterly reviews of financial statements included in our Forms 10-Q and 10-K, and audit services provided in connection with other statutory and regulatory filings.

2.
Tax fees consist of fees for professional services primarily for tax compliance related to the preparation and review of federal and state returns and also for tax consulting.

3.
Other fees include access to a KPMG online research tool for accounting and financial reporting rules and guidance and membership in a KPMG IT industry organization.

Audit/Finance Committee Pre-Approval Policy
The Audit/Finance Committee has adopted a policy for the pre-approval of engagements for audit, audit-related and non-audit services by the independent auditor. The policy requires that the committee pre-approve all audit services and audit-related services to be performed by the independent auditor. Pre-approvals of engagements of   $150,000 or less may be made by the chair of the Audit/Finance Committee so long as a report of the engagement is made to the full committee at its next quarterly meeting following the engagement, at which time the actions of the chair are submitted for ratification. In connection with any proposed engagement for non-audit services, the scope, nature and anticipated fees for such services must be agreed upon by management and the external auditor, who then must obtain the consent of the chair of the Audit/Finance Committee to proceed with the proposed engagement. Upon the chair’s consent, the independent auditor is authorized to enter into an engagement letter with the Company to conduct the non-audit services in accordance with the terms and conditions approved by the chair. All audit and non-audit services reflected in the table above were pre-approved by the Audit/Finance Committee in accordance with the policy, and none were approved pursuant to the de minimis exception provided in Rule 2-01(c)(7)(i) of Regulation S-X promulgated by the SEC.
Recommendation of the Board
THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE SELECTION OF KPMG AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTANT FOR FISCAL YEAR 2027.
If the stockholders fail to ratify this appointment, the Audit/Finance Committee will reconsider whether to retain KPMG or another firm without resubmitting the matter to our stockholders. Even if the appointment is ratified, the Audit/Finance Committee may, in its discretion, direct the appointment of a different independent auditor at any time during the year if it determines that such change would be in the Company’s best interests and in the best interests of our stockholders.

Audit/Finance Committee Report

This report provides information concerning the Audit/Finance Committee of the Board. The Audit/Finance Committee is comprised entirely of independent directors, as defined and required by applicable NYSE listing standards. The current members are Ms. Chow (Chair), Mr. Kokich and Ms. Tomlin.
The primary function of the Audit/Finance Committee is to represent and assist the Board in fulfilling its oversight responsibilities regarding the Company’s financial reporting and accounting practices, including the integrity of the Company’s financial statements; the Company’s compliance with legal and regulatory requirements; the independent public accountant’s qualifications and independence; the performance of the Company’s internal auditors and independent public accountant; and the preparation of this report that SEC rules require be included in the Company’s annual proxy statement. In addition, the Audit/Finance Committee monitors all major financial matters pertaining to the Company, assists the Board in long-range financial planning, and makes recommendations regarding the Company’s capital and debt structure. It oversees the management of certain of the Company’s risks, including the Company’s exposures in the areas of finance and accounting; legal, regulatory and ethical compliance; internal controls; IT security; cybersecurity; insurance coverages; business continuity plans; and the implications, if any, on the civil rights of protected classes of individuals and the potential impact of such issues on the Company’s business, operations and reputation. The Audit/Finance Committee also recommends and prioritizes capital and financial commitments, monitors related performance measurements, and reviews annual operating and capital budgets as well as large capital and unbudgeted expenditures. Proposed acquisitions and divestitures are reviewed by the Audit/Finance Committee, and it makes recommendations regarding the Company’s hedging, dividend and tax policies. The Audit/Finance Committee performs this work pursuant to a written charter approved by the Board. The charter is available on the Company’s website at www.LiveRamp.com. The committee has implemented procedures to assist it during the course of each fiscal year in devoting the attention that is necessary and appropriate to each of the matters assigned to it under its charter.
On a quarterly basis, the Audit/Finance Committee meets separately with the Company’s internal auditors and KPMG, the Company’s independent public accountant, without management present, to discuss the results of their audits and reviews, their evaluations of the Company’s internal controls over financial reporting, and the overall quality of the Company’s financial reporting. The committee also meets separately with the Company’s Chief Financial Officer when needed. Following these separate discussions, the committee members have the opportunity each quarter to meet in executive session outside the presence of management and the auditors if such a session is requested by any member.
Management of the Company is responsible for the preparation and presentation of the Company’s financial statements, the Company’s accounting and financial reporting principles and internal controls, and procedures that are designed to provide reasonable assurance regarding compliance with accounting standards and applicable laws and regulations. The Company’s independent public accountant is responsible for auditing the Company’s financial statements and expressing opinions as to the financial statements’ conformity with generally accepted accounting principles and the effectiveness of the Company’s internal control over financial reporting.
In the performance of its oversight function, the Audit/Finance Committee has reviewed and discussed with management and KPMG the audited financial statements for the year ended March 31, 2026, management’s assessment of the effectiveness of the Company’s internal control over financial reporting as of March 31, 2026, and KPMG’s evaluation of the Company’s internal control over financial reporting as of that date. The committee has also discussed with KPMG the matters that the independent public accountant must communicate to the committee under applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”).
With respect to the Company’s independent public accountant, the Audit/Finance Committee, among other things, discussed with KPMG matters relating to its independence and has received the written disclosures and the letter from KPMG required by applicable provisions of the PCAOB regarding KPMG’s communications with the committee concerning independence. The Audit/Finance Committee reviews and approves the annual audit fees in advance. The Audit/Finance Committee or its Chair, to whom authority has been delegated by the committee, reviews and approves in advance all non-audit services provided to the Company by KPMG, as well as any changes in annual audit fees. Any fee approvals made by the Chair pursuant to such delegation of authority are subsequently discussed and submitted for ratification by the full Audit/Finance Committee at its next quarterly meeting. The Audit/Finance Committee annually reviews the independence and performance of KPMG, including its lead audit partner and engagement team, in connection with the Committee’s responsibility for the appointment and oversight of the Company’s independent public accountant and determines whether to re-engage KPMG or consider other audit firms. In doing so, the committee considers, among other things, the quality and efficiency of KPMG’s historical and

Audit/Finance Committee Report
recent performance on the Company’s audit, KPMG’s capability and expertise, the quality and candor of communications and discussions with KPMG, the ability of KPMG to remain independent, external data relating to audit quality and performance (including recent PCAOB reports on KPMG and its peer firms), and the appropriateness of fees charged. The committee also considers KPMG’s tenure as the Company’s independent public accountant and its representatives’ familiarity with the Company’s operations, businesses, accounting policies and practices, and internal control over financial reporting. KPMG has been the Company’s independent public accountant since fiscal year 2003, during which time seven lead engagement partners have served on the Company’s account. In conjunction with the rotation of the independent public accountant’s lead engagement partner, which currently occurs at least every five years, the Audit/Finance Committee is involved in the selection of KPMG’s lead engagement partner. KPMG has assigned a new lead engagement partner in fiscal 2027, and the next mandatory rotation for KPMG’s lead engagement partner is scheduled to occur in fiscal year 2032. Based upon the foregoing considerations, the Audit/Finance Committee believes that the continued retention of KPMG to serve as the Company’s independent public accountant is in the best interests of the Company and its stockholders.
Based on the reviews and discussions referred to above, the Audit/Finance Committee recommended to the Board that the audited consolidated financial statements for the year ended March 31, 2026, be included in LiveRamp’s Annual Report on Form 10-K for the year ended March 31, 2026, for filing with the SEC.
Submitted by the Audit/Finance Committee
Vivian Chow, Chair
Clark M. Kokich
Debora B. Tomlin
LiveRamp Holdings, Inc. Notice of 2026 Special Meeting and Proxy Statement   111

Talent and Compensation Committee Report

In connection with its function to oversee the Company’s executive compensation program, the Talent and Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis section of this proxy statement with management. Based on its review and discussions, the Talent and Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in the Company’s Annual Report on Form 10-K for the year ended March 31, 2026 and proxy statement on Schedule 14A for the Special Meeting for filing with the SEC.
Submitted by the Talent and Compensation Committee
Timothy R. Cadogan, Chair
John Battelle
Debora B. Tomlin
Compensation Committee Interlocks and Insider Participation

At the end of fiscal year 2026, the Talent and Compensation Committee consisted of Mr. Cadogan (Chair), Mr. Battelle and Ms. Tomlin. Mr. Tawakol served on the Talent and Compensation Committee during fiscal year 2026 until his resignation from the Board on August 13, 2025. All members of the Talent and Compensation Committee, while serving as members of that committee during fiscal year 2026, were independent directors, and no member was an officer or employee of the Company or a former officer or employee of the Company. No member of the Talent and Compensation Committee serving during fiscal year 2026 was party to a transaction, relationship or arrangement requiring disclosure under Item 404 of Regulation S-K. During fiscal year 2026, none of our executive officers served on the Talent and Compensation Committee (or its equivalent) or board of directors of another entity whose executive officer served on our Talent and Compensation Committee or Board.

Compensation Discussion and Analysis

Named Executive Officers
This Compensation Discussion and Analysis describes the compensation program for our Named Executive Officers (collectively the “Named Executive Officers” or “NEOs”) for fiscal 2026, which ended on March 31, 2026. The following individuals are our current executive officers, each of whom is an NEO for fiscal 2026:
Additionally, Mohsin Hussain, our former Chief Technology Officer, is a Named Executive Officer for fiscal 2026. He ceased serving in his role as Chief Technology Officer effective March 31, 2026. Mr. Hussain’s departure constituted a termination without cause for purposes of his severance arrangement. For more information see “Leadership Transition — Chief Technology Officer Departure.”
LiveRamp Holdings, Inc. Notice of 2026 Special Meeting and Proxy Statement   113

Executive Summary
Fiscal 2026 Performance Highlights
The following table highlights certain of the Company’s financial results for fiscal 2026:

Total revenue

2026
$813M
2025
$746M
9%

Subscription Revenue

2026
$614M
2025
$569M
8%

Marketplace & Other Revenue

2026
$199M
2025
$177M
12%

GAAP gross profit

2026
$575M
2025
$530M
9%

Net cash provided by operating activities

2026
$168M
2025
$154M
9%

Share Repurchase Activity

$194 million returned in capital to our stockholders through our share repurchase program

Program Objectives
Our executive compensation objectives are to:
•
Align the interests of our executive officers, including our NEOs, with those of our stockholders;

•
Consider stockholder feedback when making compensation decisions;

•
Maintain transparent compensation arrangements that provide a strong link between compensation and performance and motivate our executive officers, to achieve the highest level of performance; and

•
Attract and retain exceptional executive officers, through clear, market-based compensation plans and arrangements.

As discussed below, we believe our executive compensation program meets these objectives by rewarding the performance and contributions of our executive officers for their contributions to company performance, including the execution of our long-term business strategy.

Compensation Discussion and Analysis
Program Framework
The Talent and Compensation Committee applied the framework reflected in the following chart to achieve our executive compensation program objectives in fiscal 2026. The three compensation elements were allocated so that the majority of each NEO’s annual target total direct compensation opportunity was “at-risk” and subject to performance-based requirements. While the exact compensation mix may vary from year to year, the goal is to achieve our compensation objectives as described above.
1.
Mr. Sharma was a participant in the LiveRamp sales commission plan given his commercial leadership role. The commission plan is based on various sales and revenue targets in our U.S. and international markets.

LiveRamp Holdings, Inc. Notice of 2026 Special Meeting and Proxy Statement   115

Balanced Performance Measures
In addition to our meaningful compensation design framework, the Talent and Compensation Committee seeks to select a variety of balanced performance measures, both absolute and relative, to incent increased growth both in the short term and long term. The performance measures used in our fiscal 2026 executive compensation program were as follows:
Fiscal 2026 Performance Measures	Annual Cash Incentives	Annual Time Vested Restricted Stock Units	Annual “Rule of 40” Performance Stock Units	Annual TSR Performance Stock Units
Adjusted Revenue	X

Non-GAAP EBIT	X

Long-Term Revenue Growth and EBITDA Margin (3-Year)			X

Relative Stock Price Performance				X

Share Price		X	X	X
We believe our executive compensation program holds our executive officers accountable for delivering on the financial objectives we have communicated to our stockholders, and appropriately balances the goals of attracting, motivating, rewarding and retaining our NEOs and other leadership team members.
2026 Target Total Direct Compensation
The target total direct compensation opportunities for our CEO and our other NEOs set forth below reflect our variable “pay for performance” compensation philosophy. Target total direct compensation is the sum of base salary, target annual cash incentive opportunity and target long-term incentive opportunity (certain percentages may not sum due to rounding).
1.
Mr. Sharma resides in France and is paid in euros. For illustrative purposes, Mr. Sharma’s base salary and target cash incentive opportunity are presented above in U.S. dollars based on an exchange rate of 1.1106, which was the exchange rate on the date the Talent and Compensation Committee approved such amounts. His base salary and target cash incentive opportunity in euros were each €406,704.

As reflected in the charts above, we believe that our executive compensation program design incents our NEOs to drive both short-term and long-term growth. To ensure that our executive compensation program remains aligned with stockholder interests, the Talent and Compensation Committee regularly evaluates the relationship between the reported values of the equity awards granted to our NEOs, the amount of compensation realizable (and, ultimately, realized) from such awards in subsequent years, and our TSR over the relevant period.
While we disclose the estimated values of these equity awards in our Summary Compensation Table at the time of grant for each covered fiscal year, the actual economic value of these awards that may be realizable by our NEOs will vary, often significantly, based on the performance of Common Stock.

Compensation Discussion and Analysis
We believe our executive compensation program holds our executive officers accountable for delivering on the financial objectives we have communicated to our stockholders, and appropriately balances the goals of attracting, motivating, rewarding, and retaining our NEOs and other leadership team members.
Fiscal 2026 Compensation Outcomes
The tables below summarize the annual cash incentive payouts for 2026 (“Fiscal 2026 CIP”) and the fiscal 2024 performance-based restricted stock unit (“PSU”) award payouts that were earned in 2026. Our executive compensation program provides a strong link between pay and Company performance. We believe the payouts below evidence LiveRamp’s ongoing commitment to align executive pay with performance and stockholder interests during this time of continued pressure on our stock price. In fiscal 2026, all of the NEOs except Mr. Sharma participated in the “Fiscal 2026 CIP” described above. Mr. Sharma’s annual cash incentive opportunity was based on a sales commission plan that aligned with his responsibilities as Chief Revenue Officer. See “Fiscal 2026 Compensation Decisions — Annual Cash Incentive Awards” for additional information.
LiveRamp Holdings, Inc. Notice of 2026 Special Meeting and Proxy Statement   117

Say-on-Pay Results and Stockholder Engagement
Each year at the annual meeting of stockholders, we conduct a non-binding, stockholder advisory vote to approve the compensation of our NEOs (commonly known as a “Say-on-Pay” vote). The Talent and Compensation Committee considers the results of our annual Say-on-Pay vote in determining our subsequent compensation policies and decisions and engages with our stockholders to obtain additional feedback on our executive compensation program and related pay decisions. At our 2025 annual meeting of stockholders, approximately 97.5% of the votes cast on the Say-on-Pay proposal were voted in favor of our executive compensation program. Accordingly, we did not make any significant changes to our compensation policies and practices in response to the Say-on-Pay vote.
Our stockholders’ opinions on how we operate our business are very important to us. In fiscal 2026 we continued our ongoing stockholder engagement efforts. As part of these efforts, we engaged with many of our large stockholders to discuss our business and our executive compensation and governance policies and practices. The Talent and Compensation Committee gave careful consideration to the feedback received from these stockholders and as part of our ongoing governance process, incorporated the feedback into its decisions regarding the design of our executive compensation program in fiscal 2026 and beyond. Common themes we heard from our stockholder engagement in fiscal 2026 and the resulting actions include the following:
	Our approach to investor engagement	Topics discussed with our stockholders
1.	Proactive engagement with major stockholders to gather their views on our business operations, executive compensation, and governance practices.
Managing burn rate and stock-based compensation expense
To maintain a competitive burn rate and better align stock-based compensation expense with peer companies and revenue growth, the Talent and Compensation Committee strategically maintained the reduced equity compensation eligibility for our employee population. Coupled with changes to hiring and annual equity refresh grants, this collectively aims to reinforce the equity compensation program’s core objective: linking employee compensation with stockholder interests and effectively attracting, motivating and retaining top talent.
Stockholders encouraged us to continue to emphasize stockholder-friendly performance metrics to ensure alignment of executive compensation payouts with driving stockholder return
The Talent and Compensation Committee approved the final attainment of PSUs granted in 2024, resulting in 97% of attainment for the Rule of 40 PSUs and relative TSR attainment of 94% because our three-year stock price performance relative to the Russell 2000 was in the 57th percentile of the market. Executives earned above target payouts under the Fiscal 2026 CIP consistent with our strong performance on key financial metrics for the year, while the PSUs granted in fiscal 2024 paid out slightly below target, consistent with our performance against our rigorous relative TSR and Rule of 40 goals over the measurement period. The results of our program demonstrate strong alignment of executive compensation with company performance.

2.	Conducted direct outreach and discussions to explain our compensation and governance policies to ensure transparency and alignment with stockholder expectations.
3.	The Talent and Compensation Committee reviewed and integrated stockholder feedback into the design of our executive compensation program for fiscal 2026 and beyond.

Compensation Discussion and Analysis
Compensation Policies and Practices
We endeavor to maintain sound executive compensation policies and practices, including compensation-related corporate governance standards, consistent with our executive compensation philosophy. We have implemented the following policies and practices, many of which are designed to either drive performance or discourage behaviors that we do not believe serve stockholders’ long-term interests.
What We Do
✓	Use a pay-for-performance philosophy that links our executive officers’ target total direct compensation to corporate and individual performance	✓	Cap relative TSR PSU payouts at 100% if TSR is negative

✓	Conduct an annual executive compensation review	✓	Maintain a compensation recovery (“clawback”) policy that goes beyond the minimum requirements under NYSE listing standards

✓	Place a significant portion of executive officers’ compensation “at-risk”	✓	Maintain “double-trigger” change-in-control arrangements

✓	Retain an independent compensation consultant	✓	Maintain stock ownership guidelines

✓	Maintain an independent Talent and Compensation Committee	✓	Conduct an annual stockholder advisory vote on NEO compensation

✓	Conduct an annual compensation-related risk assessment	✓	Engage in regular dialogue with our stockholders on corporate governance and executive compensation matters

✓	Grant performance-based equity awards	✓	Impose a minimum one year holding period for net shares received by the CEO through option exercise
What We Do Not Do
×	Encourage unreasonable risk taking	×	Pay dividends or dividend equivalents on unvested equity awards

×	Provide significant perquisites	×	Permit stock option repricing without prior stockholder approval

×	Permit short selling or hedging of our securities	×	Provide guaranteed bonuses

×	Permit pledging of our securities	×	Provide “single trigger” change-in-control arrangements

×	Provide excise tax payments on future post-employment compensation arrangements
LiveRamp Holdings, Inc. Notice of 2026 Special Meeting and Proxy Statement   119

How We Make Compensation Decisions
Roles and Responsibilities
The Talent and Compensation Committee discharges the responsibilities of our Board relating to human capital management and the compensation of our executive officers. To that end, the Talent and Compensation Committee oversees the design, development, and implementation of our executive compensation program and all related policies and practices with input and guidance from several other stakeholders, as summarized below.
Role	Responsibilities
Talent and Compensation Committee

•
Approves:

◦
Performance measures and goals under our annual cash incentive plan and PSU awards

◦
◦
Achievement of performance-based goals under our annual cash incentive plan and PSU awards

◦
Compensation of the executive officers (other than our CEO)

◦
All equity awards (other than our CEO)

◦
Peer group used for executive compensation determinations

•
Considers all factors and stockholder feedback to help align our executive compensation program with the interests of our stockholders and long-term value creation

•
Recommends to the Board any adjustments to our CEO’s base salary, target annual cash incentive opportunity, and equity awards

•
Approves share pool increases or changes to equity compensation plans (subject to stockholder approval in certain cases)

•
Reviews annual compensation risk assessment

•
Reviews and recommends inclusion of the Compensation Discussion and Analysis section in our Annual Report on Form 10-K and the proxy statement

•
Periodically reviews post-employment compensation arrangements, retirement benefits and nonqualified deferred compensation program, senior leadership benefits, and perquisites

Board of Directors

•
Evaluates CEO’s performance

•
Reviews and approves the CEO’s compensation, with input and recommendations from the Talent and Compensation Committee

•
Reviews and approves our Annual Report on Form 10-K and other statutory filings

Stockholders

•
Cast advisory vote on NEO compensation

•
Approve share pool increases or certain other changes to equity compensation plans

•
Provide feedback and input to management, our Talent and Compensation Committee and our Board

Independent Compensation Consultant
•
Provides advice and market data to the Talent and Compensation Committee regarding our executive compensation program, including input regarding:

◦
Pay philosophy, best practices and market trends

◦
Selection of compensation peer group companies

◦
Executive compensation and equity practices and levels at peer group companies

◦
Design of the annual cash incentive plan and equity compensation plans

•
Reviews and provides an independent assessment of the compensation data and materials presented by management to the Talent and Compensation Committee

•
Participates in Talent and Compensation Committee meetings as requested

•
Reviews compensation-related sections of the proxy statement

Compensation Discussion and Analysis
Role	Responsibilities
CEO
•
Evaluates executive performance and recommends adjustments to base salary, annual cash incentive plan awards and long-term incentive compensation

•
Develops business goals and objectives, which are considered and approved by the Talent and Compensation Committee and Board for inclusion in the design of our executive compensation program

Independent Compensation Consultant
As permitted in its charter, the Talent and Compensation Committee engages an external compensation consultant to assist it by providing information, analysis, and other advice relating to our executive compensation program and the decisions resulting from its annual executive compensation review. The Talent and Compensation Committee directly engages the compensation consultant under an engagement letter that the Talent and Compensation Committee reviews annually.
The Talent and Compensation Committee has retained Compensia, Inc. (“Compensia”), a national compensation consulting firm, to serve as its compensation consultant. The compensation consultant reports, and is directly accountable, to the Talent and Compensation Committee. The Talent and Compensation Committee has the sole authority to retain, terminate, and obtain the advice of its compensation consultant at the Company’s expense.
The Talent and Compensation Committee selected Compensia as its compensation consultant because of the firm’s expertise and reputation and the fact that it provides no services to us other than its services to the Talent and Compensation Committee, has no other ties to management that could jeopardize its independent status, and has strong internal governance policies (including a conflicts of interest policy) that help ensure that it maintains its independence. Based upon its review of the factors set forth in the listing standards of the NYSE and relevant SEC rules, the Talent and Compensation Committee has determined that the work of Compensia does not give rise to any conflict of interest.
In fiscal 2026, Compensia did not provide any other services to us other than the consulting services to the Talent and Compensation Committee. The Talent and Compensation Committee annually reviews the objectivity and independence of its compensation advisors.
Process for Determining CEO Compensation
Each year, the Board evaluates our CEO’s performance relative to our strategic plan, operating goals, compensation philosophy, and key performance indicators relating to executive compensation. The Talent and Compensation Committee considers the results of this evaluation and, in consultation with its compensation consultant, also considers general market conditions, specific industry trends and our business results.
The Talent and Compensation Committee reviews each element of our CEO’s compensation, his employment agreement, and his historical compensation levels to evaluate his target total direct compensation opportunity. Thereafter, the Talent and Compensation Committee submits recommendations with respect to the compensation of our CEO to the independent members of our Board for approval. Our CEO does not participate in decisions regarding his own compensation.
Process for Determining Compensation of Other NEOs
Each year, our CEO evaluates the performance of each of our other NEOs and makes recommendations to the Talent and Compensation Committee based upon this evaluation and a market analysis supplied by the Talent and Compensation Committee’s compensation consultant. When setting compensation for the individual NEOs, the Talent and Compensation Committee considers our CEO’s recommendation relative to our strategic plan, operating goals, compensation philosophy, and the Company’s performance against key strategic performance indicators. In consultation with its compensation consultant, the Talent and Compensation Committee also considers general market conditions and specific industry trends.
LiveRamp Holdings, Inc. Notice of 2026 Special Meeting and Proxy Statement   121

Compensation Peer Group
The Talent and Compensation Committee annually reviews compensation levels and practices against our peer set of software and services companies. The peer group composition is adjusted as appropriate, taking into account changes in both our business and the businesses of the companies in the peer group. In November 2024, the Talent and Compensation Committee approved the following peer group for use in fiscal 2026. Our fiscal 2026 peer group is the same peer group used in fiscal 2025, except that Alteryx and Everbridge were removed due to acquisitions and AppFolio, Guidewire Software and Smartsheet were removed due to higher market capitalization. DoubleVerify, Fastly, Pagaya Technologies, Sprinklr, Sprout Social and Verint Systems were added based on our selection criteria outlined below.
The companies in this revised compensation peer group were selected on the basis of their similarity to us, as determined using the following criteria:
•
Similar revenue size — approximately 0.5x to 2.5x our last four fiscal quarters’ revenue (approximately $341 million to $1.7 billion)

•
Similar market capitalization — approximately 0.3x to 3.0x our market capitalization (approximately $500 million to $5.0 billion)

•
Industry affiliation — application software, internet services and infrastructure, systems software

•
Similar business focus — Cloud/SaaS, Business-to-Business

To analyze the compensation practices of the companies in our compensation peer group, the compensation consultant gathered data from public filings, as supplemented by the consultant’s internal databases. This market data was then used as a reference point for the Talent and Compensation Committee to assess our executive compensation levels in the course of its deliberations on compensation forms and amounts.
The Talent and Compensation Committee reviews all compensation elements for each of our executive officers compared to the similarly situated executives of our peer group companies. In determining actual pay levels for our executive officers, the Talent and Compensation Committee considers data from the companies in the compensation peer group, as well as the other factors described above, in its collective judgment.
Fiscal 2026 Compensation Decisions
To ensure that our executive compensation programs remain competitive and aligned with stockholder interests, the Talent and Compensation Committee considers the following factors when evaluating and setting the target total direct compensation opportunities for our executive officers and making recommendations to the independent members of our Board with respect to the target total direct compensation opportunity for our CEO:

Compensation Discussion and Analysis
•
Our performance against the financial and operational objectives established by the Talent and Compensation Committee and our Board;

•
The compensation realized and realizable from previously granted equity awards;

•
Our recent TSR performance;

•
Each individual’s responsibilities, qualifications, and length of service;

•
The scope of each NEO’s role compared to other similarly situated executives at companies in our compensation peer group;

•
The performance of each individual NEO, based on an assessment of his or her contributions to our overall performance, ability to lead his or her business unit or function, and work as part of our broader team, all of which reflect our core values;

•
Compensation parity among our NEOs; and

•
The compensation practices of companies in our compensation peer group and the positioning of each NEO’s compensation in a ranking of peer company compensation levels.

No single factor is determinative in setting pay levels, but key accomplishments help guide the pay decision making process along with other factors.
Base Salary
Base salary represents the only “fixed” portion of compensation our executive officers receive and is intended to attract and retain highly talented individuals by considering their position, qualifications/experience, performance, market comparators and internal equity. The Talent and Compensation Committee reviews the base salaries of our executive officers as part of its annual compensation review and adjusts base salaries as it determines necessary or appropriate.
In May 2025, the Talent and Compensation Committee reviewed the leadership teams’ annual base salaries. Based on such review, the Talent and Compensation Committee determined to make no changes to the base salaries of all NEOs. They also recommended to the independent directors of our Board, who approved this recommendation, that the base salary of Mr. Howe be maintained at its existing level, which has not been increased since fiscal 2019. The following table sets forth the base salaries for the NEOs for fiscal 2025 and fiscal 2026, as applicable:
Named Executive Officer	Fiscal 2025 Base Salary		Fiscal 2026 Base Salary	Percentage Adjustment
Mr. Howe		$690,000	$690,000	0.0%

Ms. Dillard		$450,000	$450,000	0.0%

Mr. Karasick1	$	N/A	$430,000	N/A

Mr. Sharma2		€406,704	€406,704	0.0%

Mr. Jones		$450,000	$450,000	0.0%

Mr. Hussain		$430,000	$430,000	0.0%

1.
Mr. Karasick was not an executive officer in fiscal 2025. In connection with his promotion to Chief Product Officer in December 2025, Mr. Karasick received an increase in base salary to $430,000.

2.
Mr. Sharma resides in France and is paid in euros.

Annual Cash Incentive Awards
Annual cash incentives, which represent the short-term variable portion of the executive officers’ compensation, provide opportunities to earn compensation by meeting or exceeding short-term financial and operational goals that are essential to company growth. Target annual cash incentive award opportunities are set as a percentage of base salary and are determined by considering market competitiveness and actual payout is based on both individual and company performance.
LiveRamp Holdings, Inc. Notice of 2026 Special Meeting and Proxy Statement   123

In fiscal 2026, the NEOs participated in annual cash incentive programs. All of the NEOs except Mr. Sharma participated in the Fiscal 2026 CIP. Mr. Sharma’s annual cash incentive opportunity was based on our sales commission plan that aligned with his responsibilities as Chief Revenue Officer. Each of the incentive programs is discussed below.
Target Annual Cash Incentive Opportunities
In May 2025, the Talent and Compensation Committee reviewed the NEOs’ target annual cash incentive opportunities. Based on such review, the Talent and Compensation Committee determined to maintain the target incentive opportunities (expressed as a percentage of base salary) for all executive officers at the same level as fiscal 2025, except for Ms. Dillard, whose target annual cash incentive opportunity was increased to reflect her expanded operational responsibilities and oversight. The target annual cash incentive opportunities of our NEOs for fiscal 2026 were as follows:
Named Executive Officer	Target Annual Cash Incentive Opportunity (% of Base Salary)	Target Annual Cash Incentive Opportunity ($)
Mr. Howe	110%	$759,000

Ms. Dillard	80%	$360,000

Mr. Karasick1	75%	$322,500

Mr. Sharma2	100%	€406,704

Mr. Jones	75%	$337,500

Mr. Hussain	75%	$322,500

1.
Mr. Karasick’s target annual cash incentive opportunity (in dollars) is calculated using his base salary following his promotion to Chief Product Officer in December 2025. His incentive opportunity (as a % of base salary) was not increased in connection with his promotion.

2.
Mr. Sharma resides in France and is paid in euros.

Fiscal 2026 CIP Performance Measures
The Talent and Compensation Committee selected Adjusted Revenue and Non-GAAP EBIT (each weighted 50%) as the corporate performance measures for the Fiscal 2026 CIP.
Corporate Performance Measures	Definition	Rationale
Adjusted Revenue1	Revenue as reported under GAAP adjusted to reflect the impact, if any, of acquisitions and divestitures during the year.

Revenue growth is important to the creation of long-term stockholder value because it reflects management’s ability to grow our top line through execution of our digital marketing ecosystem strategy.

Non-GAAP EBIT2	Earnings before interest, other, and income tax expense (EBIT) adjusted to exclude certain items such as stock-based compensation expense, amortization of acquired intangibles, one-time transformation expenses, and restructuring charges consistent with the presentation of non-GAAP operating income (loss). Non-GAAP EBIT is also adjusted to reflect the impact, if any, of acquisitions and divestitures during the year and excludes bonus expense.	Non-GAAP EBIT is an indicator of our profitability. This measure focuses on the outcome of operating decisions, while excluding the impact of non-operating decisions such as interest and tax rates.

Compensation Discussion and Analysis
1.
There were no acquisitions or divestitures in fiscal 2026. Accordingly, there were no adjustments and Adjusted Revenue is equal to revenue as reported under GAAP for purposes of the Fiscal 2026 CIP.

2.
See Schedule 1 on page [  ] of this Compensation Discussion and Analysis for a reconciliation of our GAAP operating income to Non-GAAP EBIT.

The Talent and Compensation Committee set the threshold, target, and maximum performance levels and the payment percentages for each of the corporate performance measures as shown below. Performance goals were set consistent with our financial plan for fiscal 2026.
Metrics	Threshold	Target	Maximum
Adjusted Revenue	$778M	$806M	$834M

Non-GAAP EBIT	$170M	$208M	$254M

Funding1	25%	100%	200%

1.
No payout is earned under the Fiscal 2026 CIP for below-threshold performance, and payout is capped at 200% of target even if performance exceeds the maximum goal. Payouts for performance between specific goals are determined using linear interpolation. Regardless of the Company’s results on these two performance metrics, the payout under the Fiscal 2026 CIP cannot exceed the payout under the Company’s broad-based bonus plans for non-executive employees. In addition, regardless of the Company’s results for the Adjusted Revenue metric, the payout under the Fiscal 2026 CIP cannot exceed 25% unless we attain at least threshold performance for the Non-GAAP EBIT metric.

Fiscal 2026 CIP Results
The actual financial results for the Fiscal 2026 CIP are shown below. These results were subject to further adjustment based on individual performance as discussed below.
Individual Payments
The Fiscal 2026 CIP permitted an individual payout modifier ranging from 0% to 200% of the funded payout to recognize individual performance, with any payment adjustments subject to approval by the Talent and Compensation Committee or the Board (in the case of the CEO), in its sole discretion. For the Fiscal 2026 CIP, our CEO reviewed each NEO’s individual performance to determine if he should recommend any adjustments to the final payments for NEOs (other than himself). After reviewing the individual performance of all of the leadership team, including each of the NEOs, our CEO recommended, and the Talent and Compensation Committee approved, certain adjustments to Fiscal 2026 CIP payouts of the Company’s leadership team (except Mr. Howe and Mr. Hussain) as shown in the table below. The difference between the percentages in the “Actual Payment (% of Target)” and the “Formulaic Achievement (% of Target)” columns in the table below reflect the final payment recommendations of our CEO. The Talent and Compensation Committee determined, notwithstanding strong leadership for the year, to apply
LiveRamp Holdings, Inc. Notice of 2026 Special Meeting and Proxy Statement   125

an individual multiplier of 100% so that our CEO’s final payout reflected the attainment of 115.8% in its final payment recommendation to the independent members of our Board for our CEO’s Fiscal 2026 CIP payment.
The individual payments made to our NEOs that participated in the Fiscal 2026 CIP were as follows:
Named Executive Officer	Target Award ($)	Formulaic Achievement (% of Target)	Individual Multiplier	Actual Payment (% of Target)	Actual Payment ($)
Mr. Howe	$759,000	115.8%	100.0%	115.8%	$878,922

Ms. Dillard	$360,000	115.8%	100.7%	116.7%	$420,000

Mr. Karasick	$322,500	115.8%	100.4%	116.3%	$375,000

Mr. Jones	$337,500	115.8%	99.8%	115.6%	$390,000

Mr. Hussain	$322,500	115.8%	100.0%	115.8%	$373,455
LiveRamp Sales Commission Plan — Mr. Sharma
Mr. Sharma was a participant in the LiveRamp sales commission plan given his commercial leadership role. The commission plan is based on various sales and revenue targets in our U.S. and international markets. Mr. Sharma’s target commission opportunity was set at 100% of his base salary. The maximum commission opportunity is uncapped, provided that the Company’s budgeted operating income target set at the beginning of the year is met, otherwise earnings under this plan are capped at 200% of target. For fiscal 2026, Mr. Sharma earned a total commission payment in the amount of €667,908, which represented 164% of his target commission opportunity. The payout was largely driven by revenue growth. For illustrative purposes, Mr. Sharma’s total payout in U.S. dollars was $776,644 based on an exchange rate of 1.1628, which was the exchange rate on the date the Talent and Compensation Committee approved such payout.
Long-Term Incentive Compensation
Long-term incentive compensation represents the long-term variable portion of our executive officers’ annual target total direct compensation, and it rewards growth in stockholder value. We use time-based restricted stock unit (“RSU”) awards and PSU awards in our long-term incentive compensation program to directly align most of the compensation of our executive officers to stockholder interests.
Long-term incentive compensation is an effective tool for focusing our NEOs on stockholder value creation over a multi-year period. Long-term incentives also serve as a core retention tool and can discourage inappropriate short-term risky behaviors.
The Talent and Compensation Committee determined the amount of long-term incentive compensation for our NEOs (and, in the case of our CEO, formulated its recommendation to the independent members of the Board) as part of its annual compensation review. In making these awards and recommendations, the Talent and Compensation Committee took the following factors into consideration:
•
a competitive market analysis prepared by its compensation consultant;

•
each executive’s role, skills, experience and performance, taking into consideration the recommendations of our CEO (except with respect to his own long-term incentive compensation award);

•
the outstanding equity holdings of each NEO;

•
the projected impact of the proposed awards on our earnings;

•
the proportion of our total shares outstanding used for annual employee long-term incentive compensation awards (our “burn rate”) in relation to the median proportions of the companies in our compensation peer group; and

•
the potential dilution to our stockholders (our “overhang”) in relation to the median practice of the companies in our compensation peer group after taking into account each of the other factors above.

Annual Equity Award Design
For fiscal 2026, annual “refresh” long-term incentive compensation awards were granted to our NEOs in May 2025 in the form of PSU awards and time-based RSU awards. The fiscal 2026 equity grants were weighted more heavily

Compensation Discussion and Analysis
towards PSUs for our CEO, with 60% of his long-term incentive compensation opportunity in the form of PSU awards and 40% in the form of an RSU award. The Talent and Compensation Committee believed that weighting our CEO’s long-term compensation opportunity more heavily toward PSUs in comparison to other executives better aligns our CEO’s goals with those of our stockholders. Long-term incentive compensation for the other NEOs was divided equally between PSU awards and RSU awards.
The equity awards granted to our NEOs in May 2025 were as follows:
Named Executive Officer	RSU Awards (Shares)	PSU Awards (Shares)	Target Value of RSUs and PSUs ($)1
Mr. Howe	109,326	163,990	$8,000,000

Ms. Dillard	75,162	75,161	$4,400,000

Mr. Karasick2	17,082	17,081	$1,000,000

Mr. Sharma	43,559	43,558	$2,550,000

Mr. Jones	26,477	26,477	$1,550,000

Mr. Hussain	37,581	37,580	$2,200,000

1.
The target number of shares granted in fiscal 2026 reported in the table above are based on the 100-day trailing average stock price of $29.27 per share on May 13, 2025.

2.
In addition to the annual refresh awards set forth above, Mr. Karasick received additional equity awards in connection with his promotions in Fiscal 2026. For more information, see the section below titled “Leadership Transition — Promotion Compensation — Matthew Karasick.”

Fiscal 2026 Time-Based RSU Awards
The fiscal 2026 time-based RSU awards were for shares of Common Stock and vest over a three-year period. One-third of the shares subject to each award will vest on the first standard vesting date following the first anniversary of the grant date, with the remainder vesting in equal amounts quarterly thereafter, contingent upon the grantee’s continued employment as of each applicable vesting date.
Fiscal 2026 PSU Awards
The fiscal 2026 PSU awards were subject to one internal performance measure and one relative performance measure, described below, each with a three-year performance period.
LiveRamp Holdings, Inc. Notice of 2026 Special Meeting and Proxy Statement   127

Rule of 40. The Talent and Compensation Committee believes the Rule of 40 is a critical metric in driving stockholder value creation, so this performance measure influences 70% of the total value of each PSU award. Specifically, 70% of the target number of shares of Common Stock subject to the fiscal 2026 PSU awards may be earned based on our annual revenue growth percentages and EBITDA margin percentages during the three-year performance period, commencing on April 1, 2025, and ending on March 31, 2028. We will combine the revenue growth and EBITDA margin percentages for each fiscal year during the performance period, and then average those amounts at the end of the full three-year performance period, as illustrated below. The number of shares of Common Stock for which these Rule of 40 PSU awards may be earned and settled can range from 0% to 200% of the target number of shares, based on the following scale:
Performance Criteria	Below Threshold	Threshold	Target	Maximum
3-Yr Average Revenue Growth % + EBITDA Margin %	<20%	20%	30%	40%

Payout Opportunity (% of target)1	0%	50%	100%	200%

1.
Note that the amount earned is to be interpolated for amounts between the designated percentages. No PSUs are earned for below-threshold performance, and payout is capped at 200% of target even if performance exceeds the maximum goal.

Rule of 40
Year 3
Year 2
Year 1
Revenue Growth
+
EBITDA Margin
Revenue Growth
+
EBITDA Margin
Revenue Growth
+
EBITDA Margin
The total payout is equal to the three-year average of the combined percentages
Payout range (0% to 200%)
April 1, 2025
March 31, 2026
March 31, 2027
March 31, 2028
(Performance Period)

Compensation Discussion and Analysis
Relative TSR. The remaining 30% of the target number of shares of Common Stock subject to the NEOs’ PSU awards may be earned based on our relative TSR compared to the Russell 2000 Index as measured over a three-year performance period, commencing on April 1, 2025 and ending on March 31, 2028, based on the following scale:
Relative TSR Percentile	Below 25th Percentile	25th Percentile	50th Percentile	60th Percentile	90th Percentile and Above
Attainment (% of total shares granted)1	0%	25%	77%	100%	200%

1.
Note that the amount earned is to be interpolated for amounts between the designated percentages. No PSUs are earned for below-threshold performance, and payout is capped (i) at 200% of target even if performance exceeds the maximum goal and (ii) 100% if our TSR is negative.

Fiscal 2024 PSU Awards Achievement
Following conclusion of the April 1, 2023 to March 31, 2026 performance period, in May 2026, the Talent and Compensation Committee certified cumulative achievement of the Fiscal 2024 PSU awards at 96.1% of target. See “Executive Summary — Fiscal 2026 Compensation Outcomes” for details regarding our performance against the Rule of 40 and relative TSR metrics.
Leadership Transition
Chief Technology Officer Departure
On December 12, 2025, the Company announced that Mohsin Hussain, the Company’s Chief Technology Officer, would cease serving in such role and his employment with the Company would terminate effective as of the end of fiscal 2026. Mr. Hussain’s departure constituted a termination without cause for purposes of his severance arrangement set forth below.
In connection with his departure, Mr. Hussain and the Company entered into a separation agreement and release of claims pursuant to which Mr. Hussain received a lump sum cash severance payment of  $862,500, which is equal to the sum of his current base salary and his average annual bonus for the two prior fiscal years. Mr. Hussain remained eligible to receive his fiscal 2026 cash bonus, to the extent it is earned and payable in accordance with the Company’s incentive compensation program, excluding the provision requiring employment on the payment date, and Mr. Hussain received a prorated portion of his outstanding PSUs. All other equity awards held by Mr. Hussain were forfeited and cancelled. In addition, Mr. Hussain received a lump sum cash payment to cover COBRA continuation coverage for him and his eligible dependents for 12 months.
Promotion Compensation — Matthew Karasick
On March 1, 2025, Mr. Karasick was promoted to serve as the Company’s Senior Vice President, Product. In connection with his appointment, Mr. Karasick became entitled to an annual base salary of  $380,000 per year, and he became eligible to participate in the Company’s short-term incentive plan applicable to fiscal 2026 with a target opportunity of 75% of his new base salary payable upon the attainment of the performance goals (including applicable weighting) approved by the Talent and Compensation Committee. In addition, Mr. Karasick received a one-time promotional equity grant of  $1,200,000, of which (i) 50% is in the form of time-based RSUs that will vest over three years with one-third of the award vesting on May 22, 2026 and the remaining vesting in equal parts quarterly thereafter, subject to his continued employment through each vesting date and (ii) 50% is in the form of PSUs that are eligible to vest subject to the same performance measures as the fiscal 2026 PSU awards discussed above.
On December 15, 2025, the Board appointed Mr. Karasick to serve as the Company’s Chief Product Officer. In connection with his appointment, Mr. Karasick became entitled to an annual base salary of  $430,000 per year, and he continued his eligibility in the Company’s short-term incentive plan applicable to fiscal 2026 with a target opportunity of 75% of his new base salary payable upon the attainment of the performance goals (including applicable weighting) previously approved by the Talent and Compensation Committee. In addition, Mr. Karasick received a one-time promotional equity grant of  $2,000,000, of which (i) 50% is in the form of time-based RSUs that will vest over three years with one-third of the award vesting on December 22, 2026 and the remaining vesting in equal parts quarterly thereafter, subject to his continued employment through each vesting date and (ii) 50% is in the
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form of PSUs that are eligible to vest on December 22, 2028 subject to the same performance measures as the fiscal 2026 PSU awards discussed above and his continued employment through that date.
Other Compensation Topics
Stock Ownership Guidelines
As one way of fostering a strong connection between the interests of our executive officers and those of our stockholders, our executive officers are subject to stock ownership guidelines designed to ensure that they have a meaningful stake in LiveRamp, while acknowledging their need for portfolio diversification. These stock ownership guidelines are as follows:
Executive Officer	Stock Ownership Requirement
Chief Executive Officer	3x annual base salary

Other NEOs	1x annual base salary
Generally, each NEO has five years from the date of appointment to attain the required ownership level. If an executive officer’s base salary is increased, he or she will have one year from the time of the increase to acquire any additional shares needed to meet the increased ownership threshold. Under the guidelines, stock ownership includes shares of Common Stock purchased on the open market; shares owned jointly with, or separately by, immediate family members (spouse and dependent children); shares held in trust for the NEO or an immediate family member; shares held through any Company-sponsored plan, such as an employee stock purchase plan, a qualified retirement plan, or a supplemental executive retirement plan; shares obtained through the exercise of stock options; and 50% of the NEO’s unvested RSU awards (after deduction of applicable federal and state taxes). In addition to imposing an ownership threshold, the guidelines require our CEO to hold for at least one year any net shares he receives through stock option exercises.
If an NEO fails to meet or, in unique circumstances, to show sustained progress toward meeting the above guidelines, we may reduce future equity awards or cash incentive payouts in the form of shares of Common Stock. As of March 31, 2026, each of the NEOs that is currently an executive officer of the Company either was in compliance with the applicable stock ownership requirement or had been in his or her position for less than five years. Please see the section entitled “Security Ownership of Certain Beneficial Owners and Management” elsewhere in the proxy statement for a presentation of our NEOs’ equity holdings.
Practices Related to the Timing of Equity Grants
It is the Talent and Compensation Committee’s practice to review and grant all annual equity compensation awards to eligible employees (including the executive officers) at its first regularly scheduled meeting of each fiscal year, which it expects to occur each year in May. Additionally, the Talent and Compensation Committee may grant equity awards outside of our annual grant cycle for new hires, promotions, recognition, retention or other purposes. We do not time the granting of equity awards (including stock option awards) in relation to the release of material nonpublic information, nor have we timed the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation. During fiscal 2026, the Company did not grant stock options to any NEO.
Retirement and Welfare Benefits
Our NEOs are eligible to participate in the same tax-qualified retirement and welfare plans as our other full-time employees. We sponsor retirement plans (for example, a 401(k) plan in the United States) that provide for employer matching contributions which are currently paid in cash. Our U.S. based NEOs are also eligible to receive retirement benefits through our non-qualified supplemental executive retirement plan described below. In addition, our employees (including our NEOs) are entitled to certain retirement benefits under the 2005 Plan. Specifically, when a 2005 Plan participant retires on or after age 65 with at least five years of service, awards held by the participant at retirement will continue to vest in accordance with their terms. We believe these benefits are important for attracting, motivating, rewarding, and retaining our NEOs, and are comparable to retirement benefits being provided by companies in our compensation peer group.

Compensation Discussion and Analysis
Defined Benefit Pension Plan
None of our NEOs participate in or have an account balance in a tax-qualified defined benefit pension plan maintained by us.
Nonqualified Deferral Plan or Supplemental Executive Retirement Plan
While we do not maintain a defined benefit pension plan, our highly compensated employees, including our Named Executive Officers, are eligible to participate in our non-qualified Supplemental Executive Retirement Plan (the “SERP”) which enables them to contribute their pre-tax income into the plan through payroll deductions. The purpose of the SERP is to provide eligible employees with the ability to defer cash compensation in excess of certain limits that apply under the Company’s Section 401(k) plan. Participants may defer up to 90% of their pre-tax income.
The investment choices for participant contributions under the SERP are similar to those provided under the Section 401(k) plan. A participant’s contributions are deemed to be invested in certain funds in accordance with his or her election, and earnings are calculated based on the performance of the selected funds. The participant does not actually own any shares in the investments.
Health Benefit Plans
We maintain several broad-based employee benefit plans in which our NEOs are permitted to participate on the same terms as other employees who meet applicable eligibility criteria, subject to legal limitations on the amounts that may be contributed or the benefits that may be payable under the plans. These include health benefits, life insurance, and disability benefits. We believe these benefits encourage the overall health, stability and well-being of our NEOs and are comparable to those plans being provided by the companies in our compensation peer group.
Executive Physical Program
Our Executive Physical Program is designed to provide our most senior level executives with an annual comprehensive physical that includes services such as a routine medical examination, blood tests and x-rays. The program is a component of our health plan, and participation is voluntary. This program does not include expenses for the treatment, cure or testing of a known illness, disability, or physical injury or for lifestyle behavior change programs that are generally provided under the group health plan.
Perquisites and Other Personal Benefits
We do not view perquisites or other personal benefits as a significant component of our executive compensation program. We describe the perquisites and other personal benefits provided to our NEOs in the Summary Compensation Table. In the future, we may provide perquisites or other personal benefits in limited situations, such as where we believe it is appropriate to assist an individual in the performance of his or her duties, to make our NEOs more efficient and effective, and for recruitment and retention purposes. All future practices with respect to perquisites or other personal benefits to NEOs will be approved and subject to periodic review by the Talent and Compensation Committee.
Post-Employment Compensation
We believe that reasonable and competitive post-employment compensation arrangements are essential to attracting and retaining highly qualified executive officers. Accordingly, our CEO is eligible to receive certain specified payments and benefits in the event of a termination of employment in connection with a change in control of LiveRamp as provided in his employment agreement. Our other NEOs currently employed by the Company are eligible to participate in the LiveRamp Holdings, Inc. Executive Officer Severance Policy. Details regarding the LiveRamp Holdings, Inc. Executive Officer Severance Policy are included in the “Potential Payments Upon Termination or Change of Control” section below.
Our post-employment compensation arrangements are designed to provide reasonable compensation to executive officers who leave LiveRamp under certain circumstances to facilitate their transition to new employment. Further, we seek to mitigate any potential employer liability and avoid future disputes or litigation by requiring a departing
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executive officer to sign and not revoke a general release and waiver of any and all claims against us as a condition to receiving post-employment compensation payments or benefits.
We do not consider specific amounts payable under these post-employment compensation arrangements when establishing annual compensation. We do believe, however, that these arrangements are necessary components of competitive compensation packages.
In determining payment and benefit levels under the various circumstances triggering the post-employment compensation arrangements for the NEOs, the Talent and Compensation Committee has drawn a distinction between voluntary terminations of employment, termination of employment for cause, and terminations of employment without cause or as a result of a change in control of LiveRamp. Payment in the latter circumstances has been deemed appropriate in light of the post-employment considerations described above, as well as the likelihood that the NEO’s departure is due, at least in part, to circumstances not within his or her control. In contrast, we believe that payments are not appropriate in the event of a termination of employment for cause or a voluntary resignation, because such events often reflect either inadequate performance or an affirmative decision by the NEO to end his or her relationship with us.
We believe the post-employment compensation arrangements in the event of a termination of employment in connection with a change in control of LiveRamp help align the interests of management and stockholders when considering our long-term future. The primary purpose of these arrangements is to keep our most senior executive officers focused on pursuing all corporate transaction activity that is in the best interests of stockholders regardless of whether those transactions may result in their own job loss. Reasonable post-acquisition payments and benefits should serve the interests of both the executive officer and our stockholders.
Generally, payments and benefits under the post-employment compensation arrangements in the event of a change in control of LiveRamp are payable only if there is a subsequent loss of employment by an executive officer (a so-called “double-trigger” arrangement).
We have not provided excise tax payments (“gross-ups”) relating to a change in control of LiveRamp and have no such obligations in place with respect to any of our executive officers, including our NEOs.
Clawback Policy
In accordance with the NYSE listing standards, we maintain a compensation recovery policy (the “Clawback Policy”) that requires executive officers to repay or forfeit erroneously awarded compensation in the event that our financial statements become subject to restatement. The Clawback Policy applies to any compensation that is granted, earned or vested based wholly or in part upon attainment of a financial reporting measure and was granted or awarded during the three fiscal years preceding the restatement. In addition, if the restatement is a result of intentional misconduct by a non-executive officer with the title of Senior Vice President or higher, the Talent and Compensation Committee may require reimbursement of any erroneously awarded compensation that was paid to such officer during the three completed fiscal years preceding the first public issuance or filing with the SEC of the financial document in which the material noncompliance was contained. The Talent and Compensation Committee will determine whether material noncompliance with financial reporting requirements is the result of intentional misconduct.
Policy Prohibiting Hedging or Pledging of Our Securities
Our insider trading policy prohibits all of our employees, including our executive officers, and the members of our Board from engaging in short sales, as well as hedging or monetization transactions (such as zero-cost collars and forward sales contracts). In addition, our executive officers, including the Named Executive Officers, are prohibited from holding shares of Common Stock in a margin account or otherwise pledging shares of Common Stock as collateral for a loan. The prohibitions also apply to spouses, dependent children and others living in the same household.
Risk Assessment
The Talent and Compensation Committee believes our compensation program encourages and rewards prudent business judgment and appropriate risk-taking over the short and long term by incorporating features that mitigate risk without diminishing incentives.

Compensation Discussion and Analysis
The Talent and Compensation Committee regularly reviews and considers risks associated with our compensation philosophy and executive compensation program. In fiscal 2026, the Company conducted, and the Talent and Compensation Committee reviewed, a comprehensive risk assessment of all the Company’s compensation programs. The risk assessment included an inventory of incentive programs and features such as metrics, clawback provisions, maximum payments, thresholds and other risk mitigation features. Management and the Talent and Compensation Committee do not believe any of the Company’s compensation programs create risks that are likely to create a material adverse impact on the Company.
Tax and Accounting Implications
The Talent and Compensation Committee periodically reviews the potential impact of the applicable tax and accounting rules on the material elements of our executive compensation program. These impacts are considered by the Talent and Compensation Committee along with the other factors described above when making decisions about the annual and long-term incentive compensation awards for our executive officers.
Taxation of  “Parachute” Payments
Sections 280G and 4999 of the Internal Revenue Code provide that executive officers and members of our Board who hold significant equity interests and certain other service providers may be subject to significant additional taxes if they receive payments or benefits in connection with a change in control of the Company that exceeds certain prescribed limits, and that we (or our successor) may forfeit a deduction on the amounts subject to this additional tax. We did not provide any executive officer, including any Named Executive Officer, with a “gross-up” or other reimbursement payment for any tax liability that the executive officer may owe as a result of the application of Sections 280G or 4999 during fiscal 2026, and we have not agreed to and are not otherwise obligated to provide any executive officer with such a “gross-up” or other reimbursement.
Accounting for Stock-Based Compensation
We follow the Financial Accounting Standard Board’s Accounting Standards Codification Topic 718 (“FASB ASC Topic 718”) for our stock-based compensation awards. FASB ASC Topic 718 requires us to measure the compensation expense for all share-based awards made to our employees and members of our Board, including options to purchase shares of Common Stock and other stock awards, based on the grant date “fair value” of these awards. This calculation is performed for accounting purposes and reported in the executive compensation tables required by the federal securities laws, even though the recipient of the award may never realize any value from their awards.
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Schedule 1
Reconciliation of GAAP Operating Income to
Non-GAAP EBIT CIP Metric
(Unaudited)
(Dollars in millions)
Non-GAAP EBIT	Year ended March 31, 2026
Operating income, as reported	$83,466
Adjustments:
Purchased intangible amortization	$11,000
Non-cash stock compensation	$82,988
Restructuring charges	$4,990
Bonus expense	$28,728
Total Adjustments	$127,706
Non-GAAP EBIT CIP Metric	$211,172

Compensation Tables

Summary Compensation Table
The following table shows the compensation earned by or awarded to our Named Executive Officers in fiscal years ended March 31, 2026, 2025 and 2024 (certain totals may not sum due to rounding).
Named Executive Officer	Fiscal Year	Salary	Bonus	Stock Awards1	Option Awards	Non-Equity Incentive Plan Compensation2	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation3	Total
Scott E. Howe Chief Executive Officer	2026	$690,000	—	$8,743,052	—	$878,922	—	$39,046	$10,351,021
	2025	$690,000	—	$8,039,047	—	$830,346	—	$23,442	$9,582,835
	2024	$690,000	—	$8,126,936	—	$1,214,400	—	$50,912	$10,082,248
Lauren R. Dillard Executive Vice President and Chief Financial Officer	2026	$450,000	—	$4,751,554	—	$420,000	—	$34,075	$5,655,629
	2025	$446,667	—	$4,247,723	—	$380,000	—	$21,593	$5,095,984
	2024	$414,101	—	$7,239,528	—	$795,000	—	$20,588	$8,469,217
Matthew Karasick Chief Product Officer	2026	$398,106	—	$4,445,198	—	$375,000	1,293	$635,649	$5,855,247
Vihan Sharma Chief Revenue Officer	2026	$471,5574	—	$2,753,674	—	$776,6445	—	$47,458	$4,049,333
	2025	$435,690	—	$2,654,786	—	$796,629	—	$5,491	$3,892,596
	2024	$423,040	—	$5,084,364	—	$1,513,496	—	$4,823	$7,025,722
Jerry C. Jones EVP, Chief Ethics and Legal Officer and Secretary	2026	$450,000	—	$1,673,822	—	$390,000	38,323	$36,393	$2,588,538
	2025	$449,167	—	$1,486,669	—	$365,000	—	$20,775	$2,321,611
	2024	$445,000	—	$2,059,924	—	$550,000	95,572	$19,800	$3,170,296
Mohsin Hussain Chief Technology Officer	2026	$430,000	—	$2,375,762	—	—	96,859	$2,560,630	$5,463,252
	2025	$429,167	—	$2,176,941	—	$355,000	16,747	$66,669	$3,044,525
	2024	$425,000	—	$1,888,258	—	$535,000	92,528	$19,481	$2,960,267

1.
These amounts reflect the grant date fair value of awards of RSUs and PSUs calculated in accordance with FASB ASC Topic 718. For RSUs and the portion of the performance awards based on the Rule of 40 granted in fiscal 2026 on April 17, 2025, May 13, 2025, and December 15, 2025 the amounts were determined by reference to quoted market prices for the shares on their grant date, which was $24.93, $29.71, and $29.21, respectively. For the portion of the performance awards based on relative TSR granted in fiscal 2026 on April 17, 2025, May 13, 2025, and December 15, 2025 we estimated the grant date fair value to be $35.56, $42.37, and $36.07, respectively, using a Monte Carlo simulation model, including the following key assumptions for the April 17, 2025, May 13, 2025 and December 15, 2025 relative TSR awards, respectively: (i) expected volatility of 44%, 44% and 42% based on the Company’s 3-year historical volatility over the expected term; (ii) risk-free interest rates of 3.92%, 3.92% and 3.46% based on the United States Treasury yield in effect on the award date for zero coupon United States Treasury notes with maturities equal to the expected life; (iii) a dividend yield of 0% (with respect to all awards) because we do not currently issue dividends; and (iv) expected life of 2.9 years, 2.9 years and 2.3 years based on the applicable time period from the valuation date (which is the grant date) to the end of the performance period. The amount reported for each PSU grant is based on the probable outcome of the underlying performance conditions, measured as of the grant date (100% of target value) and PSUs vest in a number of shares from 0% to 200% of target of the award based on performance. The grant date value for the fiscal 2026 PSU awards at the highest level of performance for each executive is Mr. Howe $9,744,286, Ms. Dillard $4,466,067, Mr. Karasick $4,233,577, Mr. Sharma $2,588,216, Mr. Jones $1,573,263, and Mr. Hussain $2,233,004.

2.
These amounts represent annual cash incentive awards earned by the Named Executive Officers under the Fiscal 2026 CIP based on Company results as well as Mr. Sharma’s earnings from the LiveRamp sales commission plan. For more information regarding how these determinations were made, see the “Annual Cash Incentive Awards — Individual Payments” section of the Compensation Discussion and Analysis.

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3.
The amounts disclosed in the “All Other Compensation” column for fiscal 2026 include the following (certain totals may not sum due to rounding):

Named Executive Officer	401(k) / Retirement Matching Contributions	Perquisitesa	Gross-upsb	Severancec	Otherd	Total
Scott E. Howe	$21,000	$16,580	$1,467	—	—	$39,046
Lauren R. Dillard	$21,000	$13,019	$56	—	—	$34,075
Matthew Karasick	$21,376	$34,325	$12,833	—	$567,115	$635,649
Vihan Sharma	$4,391	$36,467	$6,600	—	—	$47,458
Jerry C. Jones	$21,000	$15,389	$4	—	—	$36,393
Mohsin Hussain	$18,740	$20,386	$3,715	$2,493,289	$24,500	$2,560,630

a.
The amounts in this column reflect (i) the annualized amount of a flexible, personalized benefits allowance of  $12,000 ($12,940 for Mr. Sharma) approved for leadership team members in fiscal 2025 that allows executives to customize support based on their unique individual needs, optimizing our total rewards delivery and supporting our leaders in their ongoing contributions to the Company; (ii) imputed income from the Company’s wellness programs, cell phone allowance, and commuting expenses for all NEOs; (iii) travel expenses for Mr. Karasick and Mr. Sharma to the Company’s President’s Club event of  $19,281 and $15,349, respectively; (iv) a holiday bonus for Mr. Sharma of  $1,486; and (v) certain tangible gifts to executives, each valued at less than $1,000. Mr. Sharma resides in France and is paid in euros. Solely for purposes of this table, the amounts reported with respect to Mr. Sharma were converted to U.S. dollars at an exchange rate of 1.15946, which was the average of the monthly exchange rates for fiscal 2026.

b.
The amounts in this column reflect tax gross-ups related to certain tangible gifts, travel expenses (including $12,817 and $6,600 for Mr. Karasick and Mr. Sharma, respectively, related to the Company’s President’s Club event) and other commuting expenses.

c.
The amounts in this column reflect (i) a lump sum cash severance payment of  $1,235,955, paid to Mr. Hussain in connection with his without cause termination from the Company which is equal to the sum of his current base salary, his average annual bonus for the two prior fiscal years and the actual amount of his fiscal 2026 cash bonus opportunity, (ii) the value realized upon the accelerated vesting of a prorated portion of Mr. Hussain’s outstanding PSUs based on actual performance as of the date his employment terminated of $1,221,480, and (iii) a lump sum cash payment of  $35,854 to cover COBRA continuation coverage for Mr. Hussain and his eligible dependents for 12 months.

d.
In connection with its acquisition of Habu, Inc. (“Habu”), the Company entered into consideration holdback and similar retention agreements with certain key employees that joined the Company, including Mr. Karasick, pursuant to which certain amounts were not paid at closing and instead were subject to vesting in three equal installments on the anniversary of the acquisition, contingent upon the applicable employees’ continued employment with LiveRamp through each vesting date. This column includes $517,948, which represents the second tranche of Mr. Karasick’s payout under this arrangement. In addition, the amounts in this column reflect patent awards for Mr. Karasick and Mr. Hussain of  $49,167 and $24,500, respectively.

4.
Solely for purposes of this table, Mr. Sharma’s fiscal 2026 base salary amount was converted to U.S. dollars at an exchange rate of 1.15946, which was the average of the monthly exchange rates for fiscal 2026.

5.
Solely for purposes of this table, Mr. Sharma’s non-equity incentive plan compensation was converted to U.S. dollars at an exchange rate of 1.1628 which was the exchange rate on May 15, 2026, the date the attainment of such award was approved by the Talent and Compensation Committee.

Compensation Tables
Grants of Plan-Based Awards for Fiscal 2026
The following table shows grants of plan-based awards made to our Named Executive Officers during fiscal 2026. Non-equity incentive plan awards were granted under the 2010 Cash Incentive Plan and LiveRamp sales commission plan and stock awards were granted under the Amended and Restated 2005 Equity Compensation Plan.
Named Executive Officer	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards1			Estimated Future Payouts Under Equity Incentive Plan Awards2			All Other Stock Awards: Number of Shares of Stock or Units3	Grant Date Fair Value of Stock and Option Awards4
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Scott E. Howe	N/A	$189,750	$759,000	$1,518,000
	5/13/25				69,696	163,990	327,980		$5,494,977
	5/13/25							109,326	$3,248,075
Lauren R. Dillard	N/A	$90,000	$360,000	$720,000
	5/13/25				31,944	75,161	150,322		$2,518,491
	5/13/25							75,162	$2,233,063
Matthew Karasick	N/A	$80,625	$322,500	$645,000
	4/17/25				9,884	23,255	46,510		$653,902
	4/17/25							23,255	$579,747
	5/13/25				7,260	17,081	34,162		$572,346
	5/13/25							17,082	$507,506
	12/15/25				14,980	35,247	70,494		$1,102,103
	12/15/25							35,248	$1,029,594
Vihan Sharma	N/A	No Threshold	$451,685	Uncapped
	5/13/25				18,512	43,558	87,116		$1,459,536
	5/13/25							43,559	$1,294,138
Jerry C. Jones	N/A	$84,375	$337,500	$675,000
	5/13/25				11,253	26,477	52,954		$887,190
	5/13/25							26,477	$786,632
Mohsin Hussain	N/A	$80,625	$322,500	$645,000
	5/13/25				15,972	37,580	75,160		$1,259,231
	5/13/25							37,581	$1,116,532

1.
The amounts reported in these columns represent potential performance-based cash bonuses that each NEO could have earned based upon the Company’s achievement of certain quantitative performance criteria set forth in the Company’s performance-based cash bonus programs. For more information regarding actual payments under the Company’s performance-based cash bonus programs, see the “Annual Cash Incentive Awards — Individual Payments” and “Leadership Transition” sections of the Compensation Discussion and Analysis. Mr. Sharma resides in France and is paid in euros. For illustrative purposes, Mr. Sharma’s target cash incentive opportunity is presented above in U.S. dollars based on an exchange rate of 1.1106, which was the exchange rate on the date the Talent and Compensation Committee approved such amount. The maximum commission opportunity under the sales commission plan, of which Mr. Sharma is a participant, is uncapped, provided that the Company’s budgeted operating income target set at the beginning of the year is met, otherwise earnings under this plan are capped at 200% of target.

2.
The amounts reported in these columns represent aggregate potential share payouts with respect to PSU awards granted in fiscal 2026 that are subject to attainment of performance goals with the number of shares earned ranging from 0% to 200% of the target number of shares. The maximum potential share payout amounts are shown without regard to the per-participant limits set forth in the 2005 Plan to illustrate the potential payouts assuming maximum performance under each PSU performance component. Any such combined payouts that would exceed such limits would be capped in accordance with the 2005 Plan.

3.
The amounts reported in this column represent time-based RSUs granted in fiscal 2026. The reported April and May 2025 grants vested one-third on May 22, 2026, with the remainder vesting in equal amounts quarterly thereafter until fully vested on May 22, 2028. The reported December 2025 grants will vest one-third on December 22, 2026, with the remainder vesting in equal amounts quarterly thereafter until fully vested on December 22, 2028.

4.
These amounts reflect the grant date fair value of awards of RSUs and PSUs calculated in accordance with FASB ASC Topic 718. For RSUs and the portion of the performance awards based on the Rule of 40 granted in fiscal 2026 on April 17, 2025, May 13, 2025, and December 15, 2025, the amounts were determined by reference to quoted market prices for the shares on their grant date, which were $24.93, $29.71, and $29.21, respectively. For the portion of the performance awards based on relative TSR granted in fiscal 2026 on April 17, 2025, May 13, 2025, and December 15, 2025, we estimated the grant date fair value to be $35.56, $42.37, and $36.07, respectively, using a Monte Carlo simulation model (which is discussed further in Footnote 1 to the Summary Compensation Table above). The amount reported for each PSU grant is based on the probable outcome of the underlying performance conditions, measured as of the grant date (100% of target value) and PSUs vest in a number of shares from 0% to 200% of target of the award based on performance.

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Outstanding Equity Awards at 2026 Fiscal Year End
The following table shows equity awards that we have made to our Named Executive Officers that were outstanding as of March 31, 2026.
	Stock Awards
Name	Share or Unit Grant Date	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)1	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units That Have Not Vested ($)1
Scott E. Howe	5/17/2023	175,7312	$4,660,386	9,7633	$258,915
	5/15/2024	138,4184	$3,670,845	38,4503	$1,019,694
	5/13/2025	163,9905	$4,349,015	109,3263	$2,899,326
Lauren R. Dillard	5/17/2023	25,1042	$665,758	2,0923	$55,480
	11/14/2023	67,6582	$1,794,290	16,9153	$448,586
	5/15/2024	61,5184	$1,631,457	25,6333	$679,787
	5/13/2025	75,1615	$1,993,270	75,1623	$1,993,296
Matthew Karasick	1/31/2024	—	—	10,3406	$274,217
	4/17/2025	23,2552	$616,723	23,2557	$616,723
	5/13/2025	17,0814	$452,988	17,0823	$453,015
	12/15/2025	35,2475	$934,750	35,2483	$934,777
Vihan Sharma	5/17/2023	52,3002	$1,386,996	4,3593	$115,601
	12/12/2023	29,5502	$783,666	7,3883	$195,930
	5/15/2024	38,4484	$1,019,641	16,0203	$424,850
	5/13/2025	43,5585	$1,155,158	43,5593	$1,155,185
Jerry C. Jones	5/17/2023	37,6562	$998,637	3,1383	$83,220
	5/15/2024	21,5314	$571,002	8,9723	$237,937
	5/13/2025	26,477 5	$702,170	25,4243	$674,244
Mohsin Hussain	5/17/2023	34,5182	$915,417	—	—
	5/15/2024	31,5284	$836,123	—	—
	5/13/2025	37,5805	$996,622	—	—

1.
This value was determined by multiplying the number of unvested shares or units by the closing price of Common Stock on March 31, 2026 (the last business day of fiscal 2026), which was $26.52.

2.
These amounts represent outstanding and unvested awards of PSUs (at target) granted in fiscal 2024 subject to attainment of performance goals with the number of shares earned ranging from 0% to 200% of target. The awards are scheduled to vest, if at all, based (i) 70% on the average of our combined revenue growth percentage and EBITDA margin percentage for each fiscal year during the three-year performance period, commencing on April 1, 2023 and ending on March 31, 2026 and (ii) 30% on our relative TSR compared to the Russell 2000 Index as measured over a three-year performance period, commencing on April 1, 2023 and ending on March 31, 2026. Specifically, the number of shares of Common Stock for which the TSR portion of the awards may be earned and settled varies based on our TSR relative to the TSR of the Russell 2000 Index, measured by percentile ranking, over the performance period and can range from 0% to 200% of the target number of shares (though the award will be capped at 100% if our TSR is negative). The number of shares of Common Stock for which the “Rule of 40” portion of the PSU awards may be earned and settled can range from 0% to 200% of the target number of shares. At the end of each fiscal year, we will combine the revenue growth and EBITDA margin percentages, then average those measures following completion of the full three-year performance period. For more information on the final attainment under the fiscal 2024 PSUs, see the “Fiscal 2026 Compensation Outcomes” section of the Compensation Discussion and Analysis. With respect to the promotional PSU awards granted on November 14, 2023 and December 12, 2023 to Ms. Dillard and Mr. Sharma, respectively, such awards, to the extent earned, will vest on November 22, 2026 and December 22, 2026, respectively, subject to the applicable recipient’s continued employment.

3.
Represents awards of RSUs that initially vested (or will vest) one-third on the 22nd day of the month of the first anniversary of their respective grant dates, with the remainder vesting in equal amounts quarterly until fully vested. Such awards will fully vest on the 22nd day of the month of the third anniversary of their grant date. For Mr. Jones, certain additional shares have been withheld to cover tax obligations as a result of his retirement eligibility under the 2005 Plan.

4.
These amounts represent outstanding and unvested awards of PSUs (at target) granted in fiscal 2025 subject to attainment of performance goals with the number of shares earned ranging from 0% to 200% of target. The awards are scheduled to vest, if at all, based (i) 70% on the average of our combined revenue growth percentage and EBITDA margin percentage for each fiscal year during the three-year performance period, commencing on April 1, 2024 and ending on March 31, 2027 and (ii) 30% on our relative TSR compared to the Russell 2000 Index as measured over a three-year performance period, commencing on April 1, 2024 and ending on March 31, 2027. Specifically, the number of shares of Common Stock for which the TSR portion of the awards may be earned and settled varies based on our TSR relative to the TSR of the Russell 2000 Index, measured by percentile ranking, over the performance period and can range from 0% to 200% of the target number of shares (though the award will be capped at 100% if our TSR is negative). The number of shares of Common Stock for which the “Rule of 40” portion of the PSU awards may be earned and settled can range from 0% to 200% of the target number of shares. At the end of each fiscal year, we will combine the revenue growth and EBITDA margin percentages, then average those measures following completion of the full three-year performance period. The actual number of shares earned will be determined by the Talent and Compensation Committee after the end of the three-year performance period.

5.
These amounts represent outstanding and unvested awards of PSUs (at target) granted in fiscal 2026 subject to attainment of performance goals with the number of shares earned ranging from 0% to 200% of target. The awards are scheduled to vest, if at all, based (i) 70% on the

Compensation Tables
average of our combined revenue growth percentage and EBITDA margin percentage for each fiscal year during the three-year performance period, commencing on April 1, 2025 and ending on March 31, 2028 and (ii) 30% on our relative TSR compared to the Russell 2000 Index as measured over a three-year performance period, commencing on April 1, 2025 and ending on March 31, 2028. Specifically, the number of shares of Common Stock for which the TSR portion of the awards may be earned and settled varies based on our TSR relative to the TSR of the Russell 2000 Index, measured by percentile ranking, over the performance period and can range from 0% to 200% of the target number of shares (though the award will be capped at 100% if our TSR is negative). The number of shares of Common Stock for which the “Rule of 40” portion of the PSU awards may be earned and settled can range from 0% to 200% of the target number of shares. At the end of each fiscal year, we will combine the revenue growth and EBITDA margin percentages, then average those measures following completion of the full three-year performance period. The actual number of shares earned will be determined by the Talent and Compensation Committee after the end of the three-year performance period. With respect to the promotional PSU award granted on December 15, 2025 to Mr. Karasick, such award will vest, to the extent earned, subject to Mr. Karasick’s continued employment through December 22, 2028.
6.
Represents awards of RSUs that initially vested one-third on February 22, 2025, with the remainder vesting in equal amounts quarterly until fully vested. Such awards will fully vest on January 31, 2027.

7.
Represents awards of RSUs with one-third scheduled to vest on May 22, 2026 and the remainder vesting in equal amounts quarterly until fully vested. Such awards will fully vest on May 22, 2028.

LiveRamp Holdings, Inc. Notice of 2026 Special Meeting and Proxy Statement   139

Option Exercises and Stock Vested During Fiscal 2026
The following table shows the value realized by our Named Executive Officers on option exercises and stock awards vesting during fiscal 2026.
	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)1	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)2
Scott E. Howe	174,847	$2,059,698	205,381	$6,563,148
Lauren R. Dillard			91,283	$2,771,233
Matthew Karasick			10,340	$299,421
Vihan Sharma			89,538	$2,764,270
Jerry C. Jones			43,289	$1,360,567
Mohsin Hussain			56,468	$1,784,227

1.
The option awards values were determined by multiplying the number of shares acquired upon exercise by the difference between the strike price of the options and the market price of the Company’s Common Stock on the exercise date.

2.
The stock awards values were determined by multiplying the number of shares acquired on vesting by the closing market price of the Company’s Common Stock on the vesting date.

Nonqualified Deferred Compensation During Fiscal 2026
The Company maintains the LiveRamp Holdings Non-Qualified Deferral Plan, or SERP, that includes participation by our NEOs.
Name	Executive Contributions in Fiscal 2026	Registrant Contributions in Fiscal 20261	Aggregate Earnings in Fiscal 20262	Aggregate Withdrawals/ Distributions	Aggregate Balance at 3/31/20263
Scott E. Howe	$—	$—	$—	$—	$—
Lauren Dillard	$—	$—	$—	$—	$—
Matthew Karasick	$41,843	$—	$1,623	$—	$49,293
Vihan Sharma	$—	$—	$—	$—	$—
Jerry Jones	$—	$—	$74,520	$31,118	$682,476
Mohsin Hussain	$269,831	$—	$134,101	$—	$1,061,446

1.
The plan does not provide for registrant contributions for fiscal 2026.

2.
With respect to Mr. Karasick, Mr. Jones and Mr. Hussain, there were above-market earnings and these are reflected in the Summary Compensation Table.

3.
All amounts contributed by an NEO and LiveRamp in prior years have been reported in the Summary Compensation Tables in our previously filed proxy statements in the year earned to the extent the NEO was an NEO for purposes of the SEC’s executive compensation disclosure.

Nonqualified Deferral Plan or SERP
The purpose of the SERP is to provide eligible employees with the ability to defer cash compensation in excess of certain limits that apply under the Company’s 401(k) plan. The plan does not include a matching company contribution. Participants may defer up to 90% of their pre-tax income. The investment choices for participant contributions under the SERP are similar to those provided under the 401(k) plan. A participant’s contributions are deemed to be invested in certain funds in accordance with his or her election, and earnings are calculated based on the performance of the selected funds. The participant does not actually own any shares in the investments.
Prior to deferring compensation, participants must elect the time and manner of their account payouts. Benefits are paid, as elected by the participant at the time of the deferral, in the form of a single lump sum payment, equal annual installments over a period of years or an annuity. Under limited circumstances, participants may change the time and manner of their account payouts or receive distributions because of a financial hardship or other conditions.

Compensation Tables
Potential Payments Upon Termination or Change in Control
The tables and narrative below reflect the amount of compensation payable to each of the Named Executive Officers in the event of termination of the executive’s employment under the various circumstances described. The amounts shown assume that the termination was effective as of March 31, 2026. These are only estimates of the amounts which would be paid to the Named Executive Officers upon their termination. The actual amounts to be paid can only be determined at the time of an executive’s actual separation from the Company. Compensation of our Named Executive Officers will be impacted by the Closing of the Merger. For additional information see “The Merger Agreement (Proposal 1) — Interests of LiveRamp’s Directors and Executive Officers in the Merger” beginning on page [  ]. Payments or benefits generally available to all employees on similar terms are not described. All terms not otherwise defined herein shall have the meanings set forth in the Howe Agreement or the Severance Policy, as applicable.
Potential Payments Upon Termination
Regardless of the manner in which a Named Executive Officer’s employment terminates, he or she may be entitled to receive amounts earned during his/her term of employment. These amounts include:
•
base salary earned through the date of termination; and

•
amounts accrued and vested through the Company’s 401(k) plan or SERP.

Howe Agreement. Mr. Howe entered into a new employment agreement with the Company effective February 14, 2018 (the “Howe Agreement”). Under the terms of the Howe Agreement, Mr. Howe is entitled to termination payments if he is terminated by us without cause or if he resigns for good reason. For this purpose “cause” is generally defined to include a willful failure to substantially perform duties following a cure period, intentional misconduct or gross negligence that is materially injurious to the Company, a conviction of a felony or a material breach of the agreement or other policy that remains following a cure period, and “good reason” is generally defined to include a material reduction or change in title, position or responsibilities, a reduction in salary, or breach of the agreement by the Company that remains following a cure period. Additionally, the Howe Agreement provides for certain payments in the case of non-renewal, change in control with termination of employment and death and disability.
Severance Policy. The LiveRamp Holdings, Inc. Executive Severance Policy (the “Severance Policy”), initially adopted on November 9, 2010 and amended thereafter from time to time, provides certain benefits to all officers of the Company designated as executive officers for purposes of Section 16 of the Exchange Act, except for those officers with employment agreements in effect, in the event of a without cause termination or following a change in control, a without cause termination or resignation for good reason. For this purpose, “cause” is generally defined to include a willful failure to substantially perform duties following a cure period, willful misconduct, gross negligence that is materially injurious to the Company, a conviction of a felony or fraud crime, or a material breach of the Severance Policy or other policy that remains after a cure period. As of the end of fiscal year 2026, Ms. Dillard, Mr. Karasick, Mr. Sharma and Mr. Jones were covered by the terms of the Severance Policy.
Change in Control. The Howe Agreement, Severance Policy and 2005 Plan provide for certain payments and/or benefits upon the occurrence of a change in control of the Company. The 2005 Plan generally defines a change in control as a transaction involving (i) the consummation of a reorganization, merger, consolidation or similar transaction involving the Company (other than such a transaction in which our stockholders immediately prior to the transaction own more than 50% of the combined voting power entitled to vote in the election of directors of the surviving corporation), (ii) a sale of all or substantially all of the Company’s assets, (iii) the liquidation or dissolution of the Company, or (iv) the acquisition of a significant percentage (no less than beneficial ownership of 20%) of the voting power of the Company. The Severance Policy and Howe Agreement generally provide that a change in control includes (i) an acquisition of any Company securities entitled to vote generally in the election of directors by a person immediately after which such person has beneficial ownership of 30% or more of the combined voting power of the Company’s then-outstanding voting securities (excluding certain acquisitions that would not trigger a change in control), (ii) individuals who constitute the Board of the Company cease for any reason to constitute at least a majority of our Board (with certain exceptions), or (iii) consummation of reorganization, merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company, or the sale or other disposition of all or substantially all of the Company’s assets, or the acquisition of assets or stock of another corporation, unless immediately following the applicable transaction, (A) the pre-transaction stockholders beneficially own at least 50%
LiveRamp Holdings, Inc. Notice of 2026 Special Meeting and Proxy Statement   141

of the post-transaction combined voting power in substantially the same proportions as before the transaction, (B) members of the pre-transaction Board comprise at least a majority of the post-transaction Board, and (C) no person (with certain exceptions) has beneficial ownership of 30% or more of the combined voting power of the surviving corporation’s then-outstanding voting securities.
In 2018, the Committee clarified its interpretation of change in control as follows: (i) a Potential Sale would constitute a change in control for purposes of the 2005 Plan and awards thereunder; (ii) for employees who, following a Potential Sale remain employed by us, a Potential Sale would not constitute a change in control for purposes of the Howe Agreement or the Severance Policy, except in the event that (x) we materially reduce an executive’s, including an NEO’s, total compensation or (y) an executive, including an NEO, is required to relocate, in either case, within 24 months of completing a Potential Sale, such executive will be entitled to claim a post-change in control good reason termination of employment under the applicable arrangement; and (iii) for employees who, following a Potential Sale, “go with” the division sold in a Potential Sale, a Potential Sale would be deemed to constitute a change in control for purposes of the Severance Policy, entitling such individuals to the enhanced severance payments and benefits in accordance with the terms of those arrangements. In 2018, the Company also amended the 2005 Plan to remove the Talent and Compensation Committee and Board of Director’s discretion in determining whether a change in control has occurred and provided for revised treatment of outstanding equity awards under the 2005 Plan upon a change in control.
In the event of a change of control, the treatment of PSUs is as follows: (i) the applicable performance period for such PSU awards will be truncated, (ii) a number of PSUs equal to the higher of the target number of shares granted and the number of PSUs that would vest based on the degree of achievement of the applicable performance objectives as of the change in control date will become eligible to vest, and (iii) the number of PSUs that were determined to be eligible to vest will be treated as unvested RSUs, and if assumed or substituted for by the acquiring or surviving entity (or an affiliate of such entity), will convert into RSUs of equal value to be settled in cash or shares by the acquiring or surviving entity (as determined pursuant to the definitive agreement relating to the change in control). If the executive officer remains employed with the acquiring or surviving entity through the end of the original performance period, the RSUs (i.e., the converted PSU awards) will become fully vested. Further, if within 24 months following a change in control, the executive officer’s employment is terminated without cause, he or she resigns for good reason, or if he or she dies or becomes disabled, the RSUs (i.e., the converted PSU awards), to the extent unvested, will become fully vested. If the RSU awards (i.e., the converted PSU awards) are not appropriately assumed or substituted by the acquiring or surviving entity (or an affiliate of such entity), then such converted RSU awards will fully vest in accordance with the terms of the 2005 Plan.
Terminations Without Cause, Resignation for Good Reason or Non-Renewal
Howe Agreement. In the event of a qualifying termination other than in connection with a change in control, subject to the Company receiving a general release of claims from him, Mr. Howe will be entitled to receive: (i) all base salary and benefits payable through the date of termination, (ii) the amount of any cash bonus related to any fiscal year ending before the date of termination that has been earned but remains unpaid, (iii) a prorated bonus for the fiscal year in which termination occurs, (iv) an amount equal to 200% of base salary, (v) an amount equal to 200% of average annual bonus based on the preceding two years bonus payments prior to the fiscal year in which the termination occurs, (vi) any unpaid benefits to which he is entitled under any plan, policy or program of the Company applicable to him as of the termination according to the terms of the plan, policy or program, and (vii) vesting of a prorated portion of PSUs that are earned but unvested or for which the performance period is ongoing at the time of termination and at least one year of the performance period has elapsed, based upon the Company’s actual performance as determined following the completion of the applicable performance periods.
Severance Policy. Under the Severance Policy, if an eligible participant is involuntarily terminated by the Company without cause other than in connection with a change in control, upon executing a general release of claims against the Company which includes one-year non-competition and non-solicitation restrictions, he or she will receive: (i) an amount equal to 100% of base salary, (ii) an amount equal to 100% of his or her average annual bonus based on their bonus payment for the preceding two years prior to termination (using target bonus for the portion of time he or she has been employed if less than two years), (iii) a prorated bonus based on the actual fiscal year results, (iv) plus, if the participant timely elects coverage under the Consolidated Omnibus Budget Reconciliation Act of 1986, as amended (“COBRA”), monthly payments to cover COBRA continuation coverage for the participant and his or her

Compensation Tables
eligible dependents for eighteen (18) months following the termination date and (v) a prorated portion of any PSUs that are earned but unvested or for which the performance period is ongoing at the time of termination and for which at least one year of the performance period has elapsed. The base salary and average annual bonus will be paid on regular paydays during the 12 months following the Severance Delay Period (as defined in the Severance Policy). The prorated bonus will be paid on the date when such bonus otherwise would be paid absent a termination of employment and following expiration of the Severance Delay Period. Vesting of PSUs will occur within 30 days of the expiration of the Severance Delay Period for PSUs earned but unvested at the time of termination and as soon as administratively practicable following the close of the performance period for PSUs related to performance periods that are ongoing at the time of termination and for which at least one year of the performance period has elapsed, based on actual Company performance.
Retirement or Voluntary Termination
In the event of retirement or voluntary termination, the executive officers will receive earned but unpaid base compensation through his or her retirement or termination date and any amounts accrued and vested to which he or she is otherwise entitled under a plan, program or policy of the Company. In the event an executive officer retires on or after age 65 with at least five years of service, awards held by the executive officer under the 2005 Plan at retirement will continue to vest in accordance with their terms. For additional information on the equity awards held by each of our Named Executive Officers as of March 31, 2026, please see the “Outstanding Equity Awards at 2026 Fiscal Year End” table in this proxy statement. The table below does not include amounts that would be realized from this continued vesting of awards.
Death or Disability
In the event of death or disability, in addition to the payment of earned but unpaid base salary and amounts accrued and vested through the Company retirement plans, each of the named executive officers will receive benefits under the Company’s life insurance plan or disability plan, as applicable. Also, upon death or six months following commencement of long-term disability payments, all unvested RSUs and stock options will vest. In addition, all PSUs related to a completed performance period will vest based on actual Company attainment of the specified performance targets and a prorated portion of PSUs related to an uncompleted performance period will vest, provided that at least one year of the performance period has elapsed, with payment based on actual performance at the end of the performance period.
Howe Agreement. The Howe Agreement provides that in the event of termination as a result of death or disability, Mr. Howe or his estate would be entitled to receive: (i) all base salary and benefits payable through the date of termination, (ii) any unpaid benefits to which he is entitled under any plan, policy or program of the Company applicable to him as of the date of termination according to the terms of the plan, policy or program, (iii) the amount of any cash bonus related to any fiscal year ending before the date of termination that has been earned but remains unpaid, and (iv) the amount of any target cash bonus for the fiscal year in which the date of termination occurs, prorated based on the portion of the applicable year he worked for the Company before the date of termination. The amounts in (i)-(iii) would be paid at the time it would otherwise have been paid had he remained employed. The amount in (iv) would be paid within 60 days of the date of termination.
Potential Payments Upon Change in Control
Howe Agreement. Under the terms of the Howe Agreement, Mr. Howe is eligible to receive change in control payments if he is terminated from employment by the Company without cause within 24 months following a change in control, or if he resigns for good reason within 24 months following a change in control. The amount payable in the event of a qualifying termination, subject to the Company receiving a general release of claims, is (i) all earned base salary and benefits payable through the date of termination, (ii) the amount of any cash bonus related to any fiscal year ending before the date of termination that has been earned but remains unpaid, (iii) an amount equal to 300% of his current base salary, (iv) an amount equal to 300% of average annual bonus based on the preceding two years bonus payments prior to the fiscal year in which the termination occurs, (v) prorated bonus for the fiscal year in which the termination occurs based on actual fiscal year results and (vi) any other unpaid benefits to which he is entitled under any plan, policy or program of the Company. In addition, all equity awards (other than PSUs) which are outstanding but unvested would vest. Payments under clauses (i)-(iv) would be made in a lump sum immediately following the Severance Delay Period (as defined in the Howe Agreement).
LiveRamp Holdings, Inc. Notice of 2026 Special Meeting and Proxy Statement   143

For PSU awards, unless provided otherwise in the applicable grant documents, upon the consummation of a change in control, the applicable performance period will be truncated, and a number of PSUs will become eligible to vest based on the degree of achievement of the applicable performance objectives as of the date of the change in control. The number of PSUs that were determined to be eligible to vest will be treated as unvested RSUs, and if assumed or substituted for by the acquiring or surviving entity in accordance with the terms of the definitive agreements relating to the change in control will convert into RSUs (or other compensatory arrangements) of equal value to be settled in cash or shares by the acquiring or surviving entity (or an affiliate of such entity), as applicable. In the event of continued employment with the acquiring or surviving entity (or an affiliate of such entity), through the end of the original performance period, the RSUs (i.e., the converted PSUs) will become fully vested and will be settled within 30 days of the performance period end date. If the RSU awards (i.e., the converted PSU awards) are not appropriately assumed or substituted by the acquiring or surviving entity (or an affiliate thereof), then such RSU awards will fully vest in accordance with the terms of the 2005 Plan.
In the event that Mr. Howe is terminated without cause or resigns for good reason following the public announcement of a Board-approved agreement to effect a change in control but prior to the consummation of the change in control, upon the consummation of the change in control he would receive, in addition to any amounts he received for a without-cause or good-reason termination: (i) an amount equal to the value of all unvested equity that was forfeited upon termination, except PSUs, that would have vested on or prior to a termination without cause or for good reason following a change in control had he remained employed until the change in control using the value of the Company’s Common Stock implied by the change in control price of the stock, and (ii) an amount equal to the difference between what was actually paid with respect to PSUs and that which would have been paid had he remained employed through the date of the change in control. Additionally, Mr. Howe shall be entitled to a payment equal to 100% of his then current base salary and 100% of his average annual bonus for the two years preceding the fiscal year in which the termination occurred. These payments shall be made on the later of the expiration of the Severance Delay Period applicable to the actual termination or contemporaneously with the change in control (or within 10 days thereafter).
Severance Policy. Under the Severance Policy, benefits are due if an eligible participant is terminated by the Company without cause or resigns for good reason (which includes a resignation following a demotion, reduction in salary, relocation, or material reduction in responsibilities, authority or duties, as set forth in the Severance Policy) within a two-year period following a change in control. Upon execution of a general release of claims against the Company which include one-year non-competition and non-solicitation restrictions, benefits paid would include: (i) 150% of the base salary (or, if the participant serves as the Company’s chief financial officer, 200%), (ii) 150% of the average annual bonus for the two years preceding the fiscal year in which the termination occurs (or, if the participant serves as the Company’s chief financial officer, 200%), (iii) a prorated bonus based on the actual fiscal year results for the fiscal year in which the termination occurs, (iv) plus, if the participant timely elects COBRA continuation coverage, monthly payments to cover such coverage for the participant and his or her eligible dependents for eighteen (18) months following the termination date and (v) vesting of all equity awards except for PSUs. Benefits under clauses (i) and (ii) would be paid in a lump sum on the next regular payroll cycle following the expiration of the Severance Delay Period, benefits under clause (iii) would be paid on the date when such bonus otherwise would be paid absent a termination of employment and following expiration of the Severance Delay Period, and benefits under clause (v) would be processed within 30 days of the expiration of the Severance Delay Period. Regardless of whether an eligible participant is terminated, unless provided otherwise in the applicable grant documents, at the time of a change in control, the applicable performance period for PSUs will be truncated and that number of PSUs as determined by the degree of achievement of the performance objectives as of that time will be treated as unvested RSUs and if assumed or substituted by the acquiring or surviving entity will convert into RSUs of equal value to be settled in cash or shares by the acquiring or surviving entity. If the executive officer remains employed with the acquiring or surviving entity through the end of the applicable performance period, the PSU awards will become fully vested. Further, if within 24 months following a change in control, the executive officer’s employment is terminated without cause, he or she resigns for good reason, or he or she dies or becomes disabled, the PSU awards, to the extent unvested, will become fully vested.

Compensation Tables
The following table shows the potential payments upon a hypothetical termination or change in control of the Company effective March 31, 2026 for all NEOs. The actual amount of compensation and benefits paid to Mr. Hussain as a result of the termination of his employment is described in the Compensation Discussion and Analysis under the heading “Leadership Transition — Chief Technology Officer Departure” and reported in the Summary Compensation Table.
Name	Type	Voluntary Termination or Retirement	Termination without Cause, other than a Change in Control	Resignation for Good Reason, other than a Change in Control	Termination for Cause	Non- Renewal by the Company	Change in Control with no Termination3	Termination without Cause or Resignation for Good Reason following a Change in Control	Death or Disability
Scott E. Howe	Severance	—	$3,424,746	$3,424,746	—	$3,424,746	—	$5,137,119	—
	Cash Incentive Plan	—	$878,922	$878,922	—	$878,922	—	$878,922	$878,922
	Restricted Stock Units1	—	—	—	—	—	—	$4,177,934	$4,177,934
	Performance Stock Units2	—	$7,107,616	$7,107,616	—	$7,107,616	—	$12,680,246	$7,107,616
	Healthcare Continuation	—	—	—	—	—	—	—	—
	Total	—	$11,411,284	$11,411,284	—	$11,411,284	—	$22,874,221	$12,164,472
Lauren R. Dillard	Severance	—	$1,037,500	—	—	—	—	$2,075,000	—
	Cash Incentive Plan	—	$420,000	—	—	—	—	$420,000	—
	Restricted Stock Units1	—	—	—	—	—	—	$3,177,149	$3,177,149
	Performance Stock Units2	—	$3,221,452	—	—	—	—	$6,084,775	$3,221,452
	Healthcare Continuation	—	$963	—	—	—	—	$963	—
	Total	—	$4,679,915	—	—	—	—	$11,757,887	$6,398,601
Matthew Karasick	Severance	—	$741,250	—	—	—	—	$1,111,875	—
	Cash Incentive Plan	—	$375,000	—	—	—	—	$375,000	—
	Habu Retention4	—	$518,103	$518,103	—	$518,103	—	$518,103	—
	Restricted Stock Units1	—	—	—	—	—	—	$2,278,731	$2,278,731
	Performance Stock Units2	—	—	—	—	—	—	$2,004,461	—
	Healthcare Continuation	—	$43,245	—	—	—	—	$43,245	—
	Total	—	$1,677,598	$518,103	—	$518,103	—	$6,331,415	$2,278,731
Vihan Sharma	Severance	—	$1,626,619	—	—	—	—	$2,439,929	—
	Cash Incentive Plan	—	$776,644	—	—	—	—	$776,644	—
	Restricted Stock Units1	—	—	—	—	—	—	$1,891,566	$1,891,566
	Performance Stock Units2	—	$2,693,689	—	—	—	—	$4,345,461	$2,693,689
	Healthcare Continuation	—	—	—	—	—	—	—	—
	Total	—	$5,096,952	—	—	—	—	$9,453,600	$4,585,255
Jerry C. Jones	Severance	—	$907,500	—	—	—	—	$1,361,250	—
	Cash Incentive Plan	—	$390,000	—	—	—	—	$390,000	—
	Restricted Stock Units1	—	—	—	—	—	—	$995,402	$995,402
	Performance Stock Units2	—	$1,379,305	—	—	—	—	$2,271,809	$1,379,305
	Healthcare Continuation	—	$32,892	—	—	—	—	$32,892	—
	Total	—	$2,709,697	—	—	—	—	$5,051,353	$2,374,707
Mohsin Hussain	Severance	—	—	—	—	—	—	—	—
	Cash Incentive Plan	—	—	—	—	—	—	—	—
	Restricted Stock Units1	—	—	—	—	—	—	—	—
	Performance Stock Units2	—	—	—	—	—	—	—	—
	Healthcare Continuation	—	—	—	—	—	—	—	—
	Total	—	—	—	—	—	—	—	—

1.
For these calculations, the RSU values were determined by multiplying the number of unvested RSUs by the closing price of Common Stock on March 31, 2026 ($26.52).

2.
For these calculations, the PSU values were determined by multiplying the closing price of Common Stock on March 31, 2026 ($26.52), by the target number of PSUs eligible for acceleration that the respective executive officer held as of March 31, 2026. Note, however, that these amounts may differ based on actual performance.

3.
In general, the Company’s equity plans permit, but do not require, accelerated vesting of equity awards in the event of a change in control, as determined in the discretion of the Board, provided that the equity plans do require accelerated vesting of equity awards that are not assumed or substituted by the successor corporation in the event of a change of control. The table assumes that no such acceleration will occur. Notwithstanding the above, pursuant to the Merger Agreement, LiveRamp may provide for the vesting at the Effective Time of all LiveRamp Equity Awards granted to the applicable Executive Officer prior to the date of the Merger Agreement that are outstanding immediately prior to the Effective Time in exchange for the Merger Consideration (otherwise determined in accordance with the Merger Agreement). For additional information on how the compensation of our Named Executive Officers will be impacted by the Closing of the Merger, see the section titled “The Merger Agreement (Proposal 1) — Interests of LiveRamp’s Directors and Executive Officers in the Merger” beginning on page [  ].

4.
In connection with its acquisition of Habu, the Company entered into consideration holdback and similar retention agreements with certain key employees that joined the Company, including Mr. Karasick, pursuant to which certain amounts were not paid at closing and instead were subject to vesting in three equal installments on the anniversary of the acquisition, contingent upon the applicable employees’ continued employment with LiveRamp through each vesting date. The amounts in this row represent the third tranche of Mr. Karasick’s payout under this arrangement, which would be payable to him under the applicable termination scenarios.

LiveRamp Holdings, Inc. Notice of 2026 Special Meeting and Proxy Statement   145

CEO Pay Ratio
As required by Item 402(u) of Regulation S-K, we are providing the following information about the relationship of the median of the annual total compensation of all our employees (other than our CEO) and the annual total compensation of our CEO:
For fiscal 2026:
•
the median of the annual total compensation of all employees of our company (other than our CEO) was $182,215;

•
the annual total compensation of our CEO was $10,351,021; and

•
the ratio of the annual total compensation of our CEO to the median of the annual total compensation of all our employees was 57 to 1. This ratio is a reasonable estimate calculated in a manner consistent with SEC rules.

We identified the employee with compensation at the median of the annual total compensation of all our employees using the following methodology.
1.
In determining our employee population, we considered the individuals, excluding our CEO, who were employed by us and our consolidated subsidiaries on March 31, 2026, whether employed on a full-time, part-time, seasonal or temporary basis (which consisted of 1,320 individuals on that date). We did not include any contractors or other non-employee workers in our employee population.

2.
As permitted by SEC rules, to identify our median employee, we selected “base pay”, which we calculated as annual base pay using a reasonable estimate of the hours worked during fiscal 2026 for hourly employees and using annual salary levels for our remaining employees for the 12-month period from April 1, 2025 through March 31, 2026.

3.
For this analysis, we annualized base pay for any employees who commenced work during fiscal 2026 and converted our international employees’ base pay to U.S. dollars using a standard conversion rate.

4.
Using this approach, we identified the individual at the median of our employee population, who was based in the United States. We then calculated the annual total compensation for this individual using the same methodology we used to calculate the amount reported for our CEO in the “Total” column of the Summary Compensation Table as set forth herein, which was $10,351,021.

Because SEC rules for identifying the median of the annual total compensation of all employees allow companies to adopt a variety of methodologies, apply certain exclusions, and make reasonable estimates and assumptions that reflect their employee population and compensation practices, the pay ratio reported by other companies may not be comparable to our pay ratio, as other companies have different employee populations and compensation practices and may have used different methodologies, exclusions, estimates and assumptions in calculating their pay ratios. As explained by the SEC when it adopted these rules, the rule was not designed to facilitate comparisons of pay ratios among different companies, even companies within the same industry, but rather to allow stockholders to better understand and assess each particular company’s compensation practices and pay ratio disclosures.

Compensation Tables
Pay Versus Performance
The following table sets forth the compensation for our CEO and the average compensation for our other NEOs (the “Non-CEO NEOs”), both as reported in the Summary Compensation Table along with certain adjustments to reflect the “compensation actually paid” to such individuals, as required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, for each of fiscal year 2026, 2025, 2024, 2023 and 2022. The Talent and Compensation Committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown. For further information concerning our pay-for-performance philosophy and how we align executive compensation with the performance of the Company, see the Compensation Discussion and Analysis section of this proxy statement.
					Value of Initial Fixed $100 Investment Based On:
Year (a)	Summary Compensation Table Total for CEO (b)	Compensation Actually Paid to CEO1 (c)	Average Summary Compensation Table Total for Non-CEO NEOs (d)	Average Compensation Actually Paid to Non-CEO NEOs1 (e)	Total Shareholder Return2 (f)	Peer Group Total Shareholder Return3 (g)	Net Income (Loss) (millions)4 (h)	Revenue (millions)5 (i)
2026	$10,351,021	$8,563,688	$4,722,400	$3,785,984	$51.12	$44.70	$146	$812.9
2025	$9,582,835	$2,795,204	$4,066,002	$1,460,671	$50.39	$94.85	$(1)	$745.6
2024	$10,082,248	$16,513,762	$4,986,896	$6,417,911	$66.50	$92.62	$12	$659.7
2023	$6,256,075	$433,031	$2,561,259	$346,019	$42.27	$62.82	$(119)	$596.6
2022	$8,457,367	$3,006,737	$3,711,603	$1,494,858	$72.07	$65.04	$(34)	$528.7

1.
The dollar amounts reported in column (c) and (e) represent the amount of  “compensation actually paid” to Mr. Howe, our CEO, for all applicable years and the average of the “compensation actually paid” to our Non-CEO NEOs. The dollar amounts reported as “compensation actually paid” do not reflect the actual amount of compensation earned by or paid to our CEO or our Non-CEO NEOs during the applicable years, as explained in the ensuing tables. The Non-CEO NEOs included for purposes of calculating the average amounts in each applicable year are as follows: (i) for fiscal 2026, Lauren R. Dillard, Matthew Karasick, Vihan Sharma, Jerry C. Jones and Mohsin Hussain; (ii) for fiscal 2025, Lauren R. Dillard, Vihan Sharma, Mohsin Hussain, Jerry C. Jones and Kimberly Bloomston; (iii) for fiscal 2024, Lauren R. Dillard, Vihan Sharma, Kimberly Bloomston, Jerry C. Jones and Warren C. Jenson; (iv) for fiscal 2023, Warren C. Jenson, Mohsin Hussain and Jerry C. Jones; and (v) for fiscal 2022, Warren C. Jenson, Mohsin Hussain, Jerry C. Jones, Diego Panama, and David Pann. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments set forth in the table below were made to total compensation to determine the compensation actually paid (certain totals may not sum due to rounding). Our prior proxy statements include corresponding information for fiscal years 2022 through 2025.

Fiscal Year	Reported Summary Compensation Table (SCT) Totali A	Reported Value of Equity Awardsii B	Equity Award Adjustmentsiii C	Compensation Actually Paid A-B+C
Company’s CEO
2026	$10,351,021	$8,743,052	$6,955,720	$8,563,688
Average of Non-CEO NEOs
2026	$4,722,400	$3,200,002	$2,263,586	$3,785,984

i.
Reflects the amounts (or the average amounts with regard to the Non-CEO NEOs) represented in the “Total” column of the Summary Compensation Table for the applicable years.

ii.
Reflects the grant date fair value of equity awards granted to the CEO (or the average amounts with regard to the Non-CEO NEOs) as reported in the “Stock Awards” column in the Summary Compensation Table for the covered years.

LiveRamp Holdings, Inc. Notice of 2026 Special Meeting and Proxy Statement   147

iii.
The equity award adjustments for each applicable year include the addition (or subtraction, as applicable) as set forth in the chart below:

	Plus Year End Fair Value of Outstanding Unvested Stock Awards Granted in the Year	Year over Year Change (Positive or Negative) in Fair Value of Outstanding and Unvested Stock Awards Granted in Prior Years	Plus Fair Value of Awards Granted and Vested in the Year	Year over Year Change (Positive or Negative) in Fair Value of Stock Awards Granted in Prior Years that Vested in the Year	Less Year End Fair Value of Awards Granted in Prior Years that Failed to Meet the Applicable Vesting Conditions in the Year	Total Equity Award Adjustments
Company’s CEO
2026	$7,390,520	$(293,670)	—	$(141,130)	—	$6,955,720
Average of Non-CEO NEOs
2026	$2,380,327	$(112,341)	$66,201	$13,120	$(83,721)	$2,263,586

2.
Cumulative TSR is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the price of Common Stock at the end and the beginning of the measurement period by the price of Common Stock at the beginning of the measurement period.

3.
The peer group used for this purpose is the S&P 400 IT Consulting and Other Services Index, which we also utilize in the stock performance graph required by Item 201(e) of Regulation S-K included in our Annual Reports on Form 10-K for the years ended March 31, 2026, March 31, 2025, March 31, 2024, March 31, 2023 and March 31, 2022.

4.
The dollar amounts reported represent the amount of net income (loss) reflected in our audited consolidated financial statements for the applicable year.

5.
Revenue as reported under GAAP.

Financial Performance Measures
As described in greater detail in the Compensation Discussion and Analysis section, our executive compensation program reflects a variable pay-for-performance philosophy with a substantial portion of our NEOs’ annual target total direct compensation “at-risk” and/or subject to performance-based vesting requirements. The metrics that we use for both our short and long-term compensation programs are selected based on the objective of ensuring our NEOs’ interests are aligned with those of our stockholders and to motivate and reward individual initiative and effort. The most important financial performance measures used by us to link executive compensation actually paid to the NEOs, for the most recently completed fiscal year, to our performance are set forth below. These measures are utilized in our annual cash and long-term equity incentive compensation programs.
•
Revenue

•
Non-GAAP EBIT

•
Rule of 40 (Average 3-year revenue growth percentage + Average 3-year EBITDA margin)

•
Relative TSR compared to the Russell 2000 Index

The graphs and narratives on the following pages reflect the relationship between (i) the compensation actually paid to our CEO and the average compensation actually paid to our Non-CEO NEOs and (ii) each of the financial performance measures included within the Pay Versus Performance table above.

Compensation Tables
Compensation Actually Paid vs. Cumulative TSR of the Company and Cumulative TSR of the Peer Group
The following graph compares the amount of compensation actually paid to our CEO and the average compensation actually paid to our Non-CEO NEOs with our cumulative TSR and the TSR of our peer group over the five years presented in the table.

Compensation Actually Paid vs.
Company TSR and Peer Group TSR
Compensation Actually Paid
$20,000,000
$15,000,000
$10,000,000
$5,000,000
$0
TSR
$100.00
$80.00
$60.00
$40.00
$20.00
$-
2022
2023
2024
2025
2026
Avg NEO
CEO
Company TSR
Peer Group TSR

Compensation Actually Paid vs. Revenue
The following graph compares the amount of compensation actually paid to our CEO and the average compensation actually paid to our Non-CEO NEOs with revenue. While the Company uses several financial performance measures to evaluate performance for purposes of its executive compensation program, the Company has determined that revenue is the financial performance measure that, in the Company’s assessment, represents the most important performance measure (that is not otherwise required to be disclosed in the table) used by the Company to link compensation actually paid to the NEOs for the most recently completed fiscal year to Company performance. Revenue is a key driver of both (i) our annual cash incentive plan, which, for fiscal 2026, utilized revenue adjusted to reflect the impact, if any, of acquisitions and divestitures during the year as one of the two corporate performance measures (weighted 50%) and (ii) our long-term equity incentive compensation program in our fiscal 2026 Rule of 40 PSUs (average 3-year revenue growth percentage). Note, however, that because a significant portion of compensation actually paid is comprised of equity awards, which have multi-year vesting periods, compensation actually paid is heavily impacted by fluctuations in stock price year-over-year, as compared to revenue.
LiveRamp Holdings, Inc. Notice of 2026 Special Meeting and Proxy Statement   149

Compensation Actually Paid vs. Net Income (Loss)
The following graph compares the amount of compensation actually paid to our CEO and the average compensation actually paid to our Non-CEO NEOs to our net income (loss) over the five years presented in the table.

Non-Employee Director Compensation

The Governance/Nominating Committee of the Board reviews and makes a recommendation to the full Board regarding the compensation to be paid to the non-employee directors each year. In the past fiscal year, the base annual retainer for each non-employee director, except for the Non-Executive Chairman of the Board, was $220,000, of which $160,000 was payable in Company Common Stock and $60,000 was payable in stock or cash at the election of each director. The base annual retainer for the Non-Executive Chairman of the Board during the past fiscal year was $290,000, of which $200,000 was payable in Company Common Stock and $90,000 was payable in stock or cash at the Chairman’s election. An additional $10,000 per committee was payable to each non-employee director for his or her service on the Audit/Finance, Talent and Compensation and Governance/Nominating Committees, payable in stock or cash at the election of each director. No additional compensation was paid for service on the Executive Committee. The chairs of the Audit/Finance, Talent and Compensation and Governance/Nominating Committees were paid an additional $20,000, $20,000, and $10,000, respectively, as compensation for their additional responsibilities as chairs, payable in stock or cash at each chair’s election.
Director fees are paid in arrears on a quarterly basis. The Company reimburses its outside directors for travel and other expenses directly incurred by them in connection with their service to the Company. The Company maintains a deferred compensation plan under which the directors may elect to defer receipt of their equity (but not cash) fees.
The following table shows the compensation awarded in fiscal year 2026 to the Company’s non-employee directors.
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Total ($)
Kristi Argyilan	—	—	—
John L. Battelle	60,000	185,000	245,000
Timothy R. Cadogan	100,000	160,000	260,000
Vivian Chow	90,000	160,000	250,000
Clark M. Kokich	110,000	200,000	310,000
Brian O’Kelley	—	230,000	230,000
Omar Tawakol	35,000	40,000	75,000
Debora B. Tomlin	80,000	160,000	240,000
Board of Directors’ Stock Ownership Guidelines
The following guidelines have been adopted by the Board with respect to stock ownership:
To further align the interests of non-employee directors with the interests of the Company’s stockholders, each non-employee director is expected to acquire and retain shares of the Company’s Common Stock having a value equal to at least three times the total value of the non-employee director’s annual stock and cash retainer. Non-employee directors shall have five years from the date of election or appointment to attain such ownership levels. The Governance/Nominating Committee in its discretion may extend the period of time for attainment of such ownership levels in appropriate circumstances.
For purposes of these guidelines, a non-employee director’s stock ownership shall include all shares of the Company’s Common Stock owned outright by the director and by his or her immediate family members (spouse and dependent children) and any shares held in trust for the benefit of the director and/or his or her immediate family members, plus any stock held for the benefit of the director in a deferred compensation plan. The value of stock to be acquired by the Non-Executive Chairman of the Board need not be more than that of the other directors. The value of a share shall be measured as the greater of the then-current market price or the closing price of a share of the Company’s Common Stock on the director’s acquisition date. In the event the non-employee directors’ annual retainer increases, they have one year from the date of the increase to acquire any additional shares needed to meet these guidelines. All current directors own stock in the Company, and each director who has served on the Board for five or more years has met or exceeded the ownership requirements.
LiveRamp Holdings, Inc. Notice of 2026 Special Meeting and Proxy Statement   151

Advisory Vote on Named Executive Officer Merger-Related Compensation
(Proposal 7)
As required by Section 14A of the Exchange Act and the applicable SEC rules issued thereunder, LiveRamp is required to submit a proposal to LiveRamp stockholders for a non-binding, advisory vote to approve certain compensation that may be paid or become payable to the named executive officers of LiveRamp that is based on or otherwise relates to the Merger, as determined in accordance with Item 402(t) of Regulation S-K. This compensation is summarized in the table under “The Merger Agreement (Proposal 1) — Interests of LiveRamp’s Directors and Executive Officers in the Merger — Quantification of Potential Payments and Benefits to LiveRamp’s Named Executive Officers in Connection with the Merger”, including the footnotes to the table. This proposal is commonly known as “say-on-golden parachutes”, and we refer to it as the Merger Compensation Proposal.
As required by those rules, LiveRamp is asking stockholders to vote on the approval of the following resolution:
“RESOLVED, that the stockholders of LiveRamp hereby approve, on a non-binding, advisory basis, the compensation that may be paid, or become payable, to LiveRamp’s named executive officers that is based on or otherwise relates to the Merger as disclosed pursuant to Item 402(t) of Regulation S-K in the table in the section of this proxy statement entitled “The Merger Agreement (Proposal 1) — Interests of LiveRamp’s Directors and Executive Officers in the Merger — Quantification of Potential Payments and Benefits to LiveRamp’s Named Executive Officers in Connection with the Merger”, including the footnotes to the table and the related narrative disclosures”.
The Board encourages you to review carefully the compensation information disclosed in this proxy statement.
Vote Required to Approve the Merger Compensation Proposal
The vote on the Merger Compensation Proposal is a vote separate and apart from the vote on the proposal to adopt the Merger Agreement. Accordingly, you may vote to adopt the Merger Agreement and vote not to approve the Merger Compensation Proposal and vice versa. Because the vote on the Merger Compensation Proposal is advisory only, it will not be binding on either LiveRamp or Parent. Accordingly, if the Merger Agreement is approved and the Merger is completed, the compensation will be payable, subject only to the conditions applicable thereto, regardless of the outcome of the non-binding, advisory vote of LiveRamp stockholders.
The above resolution approving the Merger Compensation Proposal on an advisory basis will require the affirmative vote of a majority of the votes cast for the proposal virtually via the internet or by proxy at the Special Meeting. If a stockholder signs and returns a proxy card and does not indicate how he, she or it wishes to vote on the Merger Compensation Proposal, such stockholder’s shares of Common Stock will be voted in favor of the Merger Compensation Proposal. An abstention, or if a stockholder fails to vote, will have no effect on the Merger Compensation Proposal.
Recommendation of the Board
The Board unanimously recommends a vote “FOR” the Merger Compensation Proposal.

Market Price and Dividend Information

Market Information
Shares of Common Stock are listed with, and trade on, the NYSE under the symbol “RAMP”. The closing price of Common Stock as reported on the NYSE as of May 15, 2026, the last trading day prior to the execution of the Merger Agreement, was $29.66 per share. The $38.50 per share to be paid for each share of Common Stock pursuant to the Merger Agreement represents a premium of approximately 30% over the closing price on May 15, 2026. On [      ], 2026, the latest practicable trading day before the filing of this proxy statement, the reported closing price for shares of Common Stock on the NYSE was $[      ]. You are urged to obtain current market quotations for Common Stock as reported on the NYSE when considering whether to approve the proposals set forth herein.
Holders
At the close of business on the Record Date for the Special Meeting, there were [     ] shares of Common Stock issued and outstanding, held by approximately [     ] holders of record. The number of holders is based upon the actual number of holders registered in our records at such date and excludes holders of shares in “street name” or persons, partnerships, associations, corporations or other entities identified in security positions listings maintained by depository trust companies.
Dividends
We have historically not paid dividends to our stockholders. Under the terms of the Merger Agreement, between the date of the Merger Agreement and the earlier of the Effective Time and the date, if any, on which the Merger Agreement is terminated in accordance with its terms, we may not declare or pay dividends to holders of Common Stock without Parent’s consent.
LiveRamp Holdings, Inc. Notice of 2026 Special Meeting and Proxy Statement   153

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information as of June 18, 2026, with respect to the beneficial ownership of Common Stock by:
•
each of our directors, nominees and named executive officers individually;

•
all of our directors, nominees and executive officers as a group; and

•
each person who is known to us to beneficially own more than 5% of Common Stock.

Unless otherwise indicated, the address of each person named in the table below is c/o LiveRamp Holdings, Inc., 225 Bush Street, 17th Floor, San Francisco, CA 94104, and each beneficial owner named in the table has sole voting and sole investment power with respect to all shares beneficially owned. The percentage listed in the column entitled “Percentage of Class” is calculated based on 60,786,315 shares of Common Stock issued and outstanding as of June 18, 2026. This number excludes 102,360,835 shares held in treasury.
The amounts and percentages of Common Stock beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power”, which includes the power to vote or to direct the voting of the security, or “investment power”, which includes the power to dispose of or to direct the disposition of the security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within sixty (60) days. Under these rules, more than one person may be deemed a beneficial owner of the same securities and a person may be deemed to be a beneficial owner of securities as to which that person has no economic interest. In addition to the shares beneficially owned, the amounts in the table below include all outstanding time-based RSUs held by our executive officers that will vest contingent upon the recipient’s continued employment with the registrant.
Beneficial Owner	Shares Beneficially Owned	Percentage of Class
Kristi Argyilan	1,039	*
John L. Battelle	58,219	*
Timothy R. Cadogan	61,099	*
Vivian Chow	30,205	*
Lauren R. Dillard	397,476	*
Scott E. Howe	1,255,867	2.07%
Mohsin Hussain	117,9831	*
Jerry C. Jones	268,916	*
Matthew Karasick	125,535	*
Clark M. Kokich	105,286	*
Vihan Sharma	197,650	*
Debora B. Tomlin	34,075	*
All directors, nominees and executive officers as a group (12 people)	2,535,367	4.17%
BlackRock, Inc. 50 Hudson Yards New York, NY 10001	10,040,2342	16.52%
Vanguard Portfolio Management LLC 100 Vanguard Blvd. Malvern, PA 19355	5,657,3993	9.31%

Security Ownership of Certain Beneficial Owners and Management
*
Denotes less than 1%.

1.
Mr. Hussain ceased serving in his role as Chief Technology Officer effective March 31, 2026, and is no longer affiliated with the Company. In connection with his termination, the Company agreed that a prorated portion of Mr. Hussain’s outstanding PSUs would be accelerated as of the date of his termination. No information on his current holdings is currently available, and, accordingly, the number included above includes Mr. Hussain’s prorated portion of his PSUs and the shares reported on his most recent Form 4 dated March 3, 2026. For more information see our Compensation Discussion and Analysis section under the heading “Leadership Transition — Chief Technology Officer Departure” and the amounts reported in the Summary Compensation Table.

2.
This information is based solely upon information contained in a Schedule 13G/A filed on April 29, 2025. According to the Schedule 13G/A, BlackRock, Inc. has sole voting power over 9,961,825 of the reported shares, no shared voting power with respect to any reported shares and sole dispositive power over all reported shares through its control of certain direct and indirect subsidiaries listed on Exhibit 99 attached to the Schedule 13G/A.

3.
This information is based solely upon information contained in a Schedule 13G filed on April 29, 2026. According to the Schedule 13G, Vanguard Portfolio Management LLC has sole voting power over 132,085 of the reported shares, shared voting power over none of the reported shares, sole dispositive power over all of the reported shares, and shared dispositive power over none of the reported shares.

LiveRamp Holdings, Inc. Notice of 2026 Special Meeting and Proxy Statement   155

Material U.S. Federal Income Tax Consequences of the Merger

The following is a general discussion of certain material U.S. federal income tax consequences of the Merger to U.S. Holders and Non-U.S. Holders (each as defined below) of Common Stock whose shares of Common Stock are exchanged for cash pursuant to the Merger. This discussion is based on the provisions of the Code, their legislative history, applicable U.S. Treasury Regulations promulgated under the Code, judicial opinions, and administrative rulings and published positions of the IRS, each as in effect as of the date hereof. These authorities are subject to change or differing interpretation at any time, possibly on a retroactive basis, and any such change or differing interpretation could affect the accuracy of the statements and conclusions set forth in this discussion. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax considerations described in this discussion. No ruling has been or will be sought from the IRS, and no opinion has been or will be rendered, regarding any matter discussed below or the U.S. federal income tax consequences of the Merger.
For purposes of this discussion, the term “U.S. Holder” means a beneficial owner of shares of Common Stock that is, for U.S. federal income tax purposes:
•
an individual who is a citizen or resident of the United States;

•
a corporation or other entity or arrangement taxable as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States, any state thereof, or the District of Columbia;

•
a trust if  (1) a court within the United States is able to exercise primary supervision over the trust’s administration and one or more “United States persons” (within the meaning of the Code) are authorized to control all substantial decisions of the trust or (2) the trust has a valid election in effect under applicable U.S. Treasury Regulations to be treated as a “United States person” (within the meaning of the Code); or

•
an estate the income of which is includible in gross income for U.S. federal income tax purposes regardless of its source.

For purposes of this discussion, a “Non-U.S. Holder” means a beneficial owner of shares of Common Stock that is for U.S. federal income tax purposes:
•
a non-resident alien individual (other than certain former citizens and residents of the United States subject to U.S. tax as expatriates);

•
a foreign corporation; or

•
an estate or trust that is not a U.S. Holder;

but generally does not include an individual who is present in the United States for 183 days or more in the taxable year of the Merger.
This discussion applies only to holders of shares of Common Stock who hold such shares as “capital assets” within the meaning of Section 1221 of the Code (generally, property held for investment). Further, this discussion is for general information purposes only and does not purport to be a complete analysis or to consider all aspects of U.S. federal income taxation that may be relevant to a holder in light of such holder’s particular facts and circumstances, or that may apply to a holder that is subject to special treatment under the U.S. federal income tax laws (including, for example, insurance companies, controlled foreign corporations, passive foreign investment companies, personal holding companies, dealers or brokers in securities, commodities or foreign currencies, dealers or traders in securities subject to a mark-to-market method of accounting with respect to shares of Common Stock, holders that directly, indirectly or constructively own or have owned 5% or more of the combined voting power or value of Common Stock, U.S. Holders whose functional currency for U.S. federal income tax purposes is not the U.S. dollar, tax-exempt organizations, tax-deferred accounts, retirement plans or accounts, governmental agencies or instrumentalities, pension funds, banks and other financial institutions, mutual funds, former citizens or long-term residents of the United States, expatriated entities subject to Section 7874 of the Code, partnerships or other entities or arrangements treated as partnerships or other pass-through entities (including, for example, “S Corporations”) for U.S. federal

Material U.S. Federal Income Tax Consequences of the Merger
income tax purposes or investors in any such entities or arrangements, grantor trusts, real estate investment trusts, regulated investment companies, holders who hold shares of Common Stock as part of a hedge, straddle, constructive sale or conversion transaction or other integrated investment or risk reduction transaction, holders that directly, indirectly or constructively own an equity interest in Parent or the Surviving Company after the Merger, holders that are subject to any applicable minimum tax, holders that acquire or sell shares of Common Stock as a part of wash sales for U.S. federal income tax purposes, holders holding Common Stock as qualified small business stock for purposes of Sections 1045 and/or 1202 of the Code, holders required to accelerate the recognition of any item of gross income with respect to Common Stock as a result of such income being taken into account on an applicable financial statement, and holders who acquired their shares of Common Stock through a tax-qualified retirement plan or through the exercise of employee stock options or other compensation arrangements). This discussion also does not address any tax consequences arising under any alternative minimum tax or the Medicare tax on net investment income under Section 1411 of the Code. In addition, no information is provided with respect to any tax consequences under state, local, or foreign laws or U.S. federal laws other than those pertaining to the U.S. federal income tax (such as, for example, U.S. federal estate or gift tax laws). Moreover, this section does not address the Foreign Account Tax Compliance Act of 2010 (including the Treasury Regulations promulgated thereunder and intergovernmental agreements entered into pursuant thereto or in connection therewith and any laws, regulations or practices adopted in connection with any such agreement). This discussion also does not address the U.S. federal income tax consequences in respect of Dissenting Shares or of any transaction other than the Merger.
If a partnership (including for this purpose any entity or arrangement treated as a partnership for U.S. federal income tax purposes) owns Common Stock, the U.S. federal income tax treatment of a partner in such partnership will generally depend on the status of the partners, the activities of the partner and the partnership and certain determinations made at the partner or partnership level. Accordingly, a partnership for U.S. federal income tax purposes that holds Common Stock, and any partners in such partnership, should consult their tax advisors regarding the tax consequences of the Merger in light of their specific circumstances.
The U.S. federal income tax treatment of the Merger to any particular holder of Common Stock will depend on the holder’s particular tax circumstances. Holders of Common Stock should consult their tax advisors to determine the particular tax consequences to them of the Merger, including the applicability and effect of any alternative minimum tax, the Medicare contribution tax on net investment income and any other U.S. federal, state, local, foreign or other tax laws and any changes in those tax laws.
Consequences to U.S. Holders
The receipt of cash by U.S. Holders in exchange for shares of Common Stock pursuant to the Merger will be a taxable transaction for U.S. federal income tax purposes. For U.S. federal income tax purposes, a U.S. Holder who receives cash in exchange for shares of Common Stock pursuant to the Merger will recognize gain or loss in an amount equal to the difference, if any, between the amount of cash that the U.S. Holder receives pursuant to the Merger and the U.S. Holder’s adjusted tax basis in such shares. A U.S. Holder’s adjusted tax basis in its shares of Common Stock will generally equal the amount that such U.S. Holder paid for such shares.
If a U.S. Holder’s holding period in the shares of Common Stock surrendered in the Merger is more than one year as of the date of the Merger, any gain or loss so recognized by such U.S. Holder will generally be long-term capital gain or loss. Long-term capital gains of certain non-corporate holders, including individuals, are generally subject to U.S. federal income tax at preferential rates. The deductibility of capital losses is subject to limitations. If a U.S. Holder acquired different blocks of Common Stock at different times or different prices, such U.S. Holder must determine its adjusted tax basis and holding period separately with respect to each block of Common Stock.
Consequences to Non-U.S. Holders
Subject to the discussion below under “Information Reporting and Backup Withholding” concerning backup withholding, any gain realized by a Non-U.S. Holder on the exchange of shares of Common Stock for cash pursuant to the Merger generally will not be subject to U.S. federal income or withholding tax, unless the gain is effectively connected with the conduct by the Non-U.S. Holder of a trade or business within the United States (and, if required by an applicable income tax treaty, is attributable to a permanent establishment or fixed base in the United States maintained by the Non-U.S. Holder), in which case the Non-U.S. Holder generally will be subject to regular U.S. federal income tax on the net gain derived from the Merger in the same manner as discussed in the section above
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under “Consequences to U.S. Holders”, unless an applicable income tax treaty provides otherwise. In addition, earnings and profits of a corporate Non-U.S. Holder that are attributable to such gain, as determined after allowance for certain adjustments, may be subject to an additional “branch profits tax” at a rate of 30%, or at a lower rate as may be specified by an applicable income tax treaty.
Information Reporting and Backup Withholding
Generally, information reporting requirements may apply in connection with payments made to holders in connection with the Merger.
Payments made in exchange for shares of Common Stock pursuant to the Merger will generally be subject to backup withholding (currently, at a rate of 24%). To avoid backup withholding, a U.S. Holder that does not otherwise establish an exemption should complete and return IRS Form W-9, certifying under penalties of perjury that such U.S. Holder is a “United States person” (within the meaning of the Code), the taxpayer identification number provided is correct and such U.S. Holder is not subject to backup withholding, and must otherwise comply with all applicable requirements of the backup withholding rules.
To avoid backup withholding, a Non-U.S. Holder that does not otherwise establish an exemption from backup withholding should complete and return an appropriate IRS Form W-8 as applicable for such Non-U.S. Holder, in accordance with the instructions thereto, certifying that such Non-U.S. Holder is not a “United States person” (within the meaning of the Code). Non-U.S. Holders should consult their tax advisors to determine which IRS Form W-8 is appropriate.
Certain stockholders (including corporations) generally are not subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be refunded or credited against a holder’s U.S. federal income tax liability, if any, provided that such holder furnishes the required information to the IRS in a timely manner. Holders are urged to consult their tax advisors as to the qualifications for exemption from backup withholding and the procedure for obtaining the exemption.
THIS DISCUSSION IS FOR GENERAL INFORMATION PURPOSES ONLY. IT DOES NOT ADDRESS TAX CONSIDERATIONS THAT MAY VARY WITH, OR ARE CONTINGENT ON, YOUR INDIVIDUAL CIRCUMSTANCES OR THE APPLICATION OF ANY U.S. NON-INCOME TAX LAWS OR THE LAWS OF ANY STATE, LOCAL OR NON-U.S. JURISDICTION, AND HOLDERS SHOULD CONSULT THEIR TAX ADVISORS REGARDING SUCH MATTERS AND THE TAX CONSEQUENCES OF THE MERGER TO THEM IN LIGHT OF THEIR PARTICULAR CIRCUMSTANCES.

Appraisal Rights

If the Merger is completed, holders of shares of Common Stock issued and outstanding immediately prior to the Effective Time who do not vote in favor of the Merger Agreement Proposal, who duly demand appraisal pursuant to Section 262 of the DGCL and have not effectively withdrawn their demand or otherwise waived or lost their rights to appraisal are entitled to seek appraisal of their shares of Common Stock in connection with the Merger under Section 262 of the DGCL.
This section is intended only as a brief summary of certain provisions of the statutory procedures that a person must follow under the DGCL in order to seek and perfect appraisal rights in connection with the Merger. The following discussion is not a complete statement of the law pertaining to appraisal rights under the DGCL and is qualified in its entirety by the full text of Section 262 of the DGCL, which may be accessed without subscription or cost at the following publicly available website: https://delcode.delaware.gov/title8/c001/sc09/index.html#262 and is incorporated by reference herein. The following summary does not constitute any legal or other advice, nor does it constitute a recommendation that persons entitled to appraisal exercise their appraisal rights under Section 262 of the DGCL. Failure to follow precisely the steps required by Section 262 of the DGCL for demanding and perfecting appraisal rights may result in the loss of such rights. All references in Section 262 of the DGCL and in this summary to a (i) “stockholder” are to the record holder of shares of Common Stock, (ii) “beneficial owner” are to a person who is the beneficial owner of shares of Common Stock held either in voting trust or by a nominee on behalf of such person, and (iii) “person” are to an individual, corporation, partnership, unincorporated association or other entity.
Pursuant to Section 262 of the DGCL, when a Merger Agreement will be submitted for adoption at a meeting of stockholders, a company must notify each of its stockholders who was a stockholder of record on the Record Date for notice of such meeting, with respect to shares of Common Stock for which appraisal rights are available, not less than twenty (20) days before the Special Meeting to vote on the Merger Agreement, that appraisal rights are available. Either a copy of Section 262 of the DGCL must be included with the notice or the notice must direct stockholders to a publicly available electronic resource at which Section 262 of the DGCL may be accessed without subscription or cost.
This proxy statement constitutes LiveRamp’s notice pursuant to Section 262 of the DGCL to our stockholders that appraisal rights are available in connection with the Merger, and the full text of Section 262 of the DGCL is available at https://delcode.delaware.gov/title8/c001/sc09/index.html#262, in compliance with the requirements of Section 262 of the DGCL. If you wish to exercise your appraisal rights, you should carefully review the provisions of Section 262 of the DGCL, which is accessible at the following publicly available website: https://delcode.delaware.gov/title8/c001/sc09/index.html#262, particularly the procedural steps required to properly demand and perfect such rights. Failure to strictly comply, timely and properly, with the requirements of Section 262 of the DGCL will result in the loss of your appraisal rights. Moreover, because of the complexity of the procedures for exercising the right to seek appraisal of shares of Common Stock, LiveRamp encourages stockholders considering exercising such rights to consult with their legal and financial advisors.
If you wish to demand appraisal of your shares of Common Stock, you must satisfy each of the following conditions: (i) you must deliver to LiveRamp a written demand for an appraisal of your shares of Common Stock before the vote is taken on the Merger Agreement Proposal at the Special Meeting, which written demand must reasonably inform us of the identity of the stockholder of record of shares of Common Stock and that you intend thereby to demand appraisal of such shares of Common Stock in connection with the Merger; (ii) you must hold your shares of Common Stock from the date of making such demand and continue to hold your shares of Common Stock through the Effective Time; (iii) you must not vote or submit a proxy in favor of, or consent in writing to, the Merger Agreement Proposal with respect to your shares of Common Stock for which you intend to demand appraisal; (iv) you or any other person entitled to demand an appraisal in connection with the Merger must not thereafter withdraw your demand for appraisal of your shares of Common Stock or otherwise lose your appraisal rights, in each case in accordance with the DGCL; and (v) you otherwise meet the criteria and follow the procedures set forth in Section 262 of the DGCL.
If any of these conditions is not satisfied with respect to any of your shares of Common Stock and the Merger is completed, you will be entitled to receive the Merger Consideration for each share of Common Stock as provided in the Merger Agreement, but you will not have appraisal rights with respect to such shares of Common Stock. A proxy with respect to any such shares of Common Stock that is submitted and does not contain voting instructions will,
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unless revoked, be voted “FOR” the Merger Agreement Proposal, result in the loss of the stockholder’s right of appraisal with respect to such shares of Common Stock and nullify any previously delivered written demand for appraisal in respect thereof. Therefore, a stockholder who submits a proxy for such person’s shares of Common Stock and who wishes to exercise appraisal rights with respect to such shares of Common Stock must either revoke such proxy, submit a later-dated proxy with respect to such shares of Common Stock containing instructions to vote “AGAINST” the Merger Agreement Proposal or “ABSTAIN” from voting on the Merger Agreement Proposal or attend the Special Meeting and vote “AGAINST” the Merger Agreement Proposal or “ABSTAIN” from voting on the Merger Agreement Proposal with respect to such shares of Common Stock. Voting against or failing to vote for the Merger Agreement Proposal by itself does not constitute a demand for appraisal within the meaning of Section 262 of the DGCL. The written demand for appraisal must be in addition to and separate from any proxy or vote on the Merger Agreement Proposal.
The shares of Common Stock are currently listed on a national securities exchange, and, assuming such shares of Common Stock remain listed on a national securities exchange immediately prior to the Merger (which we expect to be the case), after an appraisal petition has been filed, the Delaware Court of Chancery will dismiss appraisal proceedings as to all holders of Common Stock who are otherwise entitled to appraisal rights unless (x) the total number of shares of Common Stock entitled to appraisal exceeds 1% of the outstanding shares of Common Stock eligible for appraisal or (y) the value of the aggregate consideration offered pursuant to the Merger Agreement in respect of such total number of shares of Common Stock exceeds $1.0 million. We refer to these conditions as the “Minimum Conditions”.
All written demands for appraisal (i) should be addressed to our Corporate Secretary at LiveRamp Holdings, Inc., 301 Main Street, 2nd Floor, Little Rock, AR 72201 and (ii) must be delivered to LiveRamp before the vote is taken on the Merger Agreement Proposal at the Special Meeting. Demands for appraisal may not be submitted by electronic transmission. The demand will be sufficient if it reasonably informs LiveRamp of the identity of the stockholder and the intention of the stockholder to demand appraisal of the fair value of such person’s shares of Common Stock. The failure of a record holder or beneficial owner of shares of Common Stock to file such a petition within the period specified in Section 262 of the DGCL, and deliver to LiveRamp the written demand for appraisal prior to the taking of the vote on the Merger Agreement Proposal at the Special Meeting, will result in the loss of appraisal rights.
Record Holders
A demand for appraisal by a holder of record must be executed by or on behalf of the holder of record and must reasonably inform us of the identity of the stockholder and that the person intends thereby to demand appraisal of the stockholder’s shares of Common Stock in connection with the Merger. If a holder of record is submitting a demand with respect to shares of Common Stock owned of record in a fiduciary or representative capacity, such as by a trustee, guardian or custodian, such demand must be executed by or on behalf of the record owner in such capacity, and if the shares of Common Stock are owned of record by more than one person, as in a joint tenancy and tenancy in common, the demand should be executed by or on behalf of all joint owners. An authorized agent, including an authorized agent for two or more joint owners, may execute a demand for appraisal on behalf of a holder of record; however, the agent must identify the record owner or owners and expressly disclose that, in executing the demand, the agent is acting as agent for the record owner or owners. A holder of record, such as a brokerage firm, bank, trust or other nominee, who holds shares of Common Stock as nominee or intermediary for one or more beneficial owners may exercise appraisal rights with respect to shares of Common Stock held for one or more beneficial owners while not exercising appraisal rights for other beneficial owners. In that case, the written demand should state the number of shares of Common Stock as to which appraisal is sought. Where no number of shares of Common Stock is expressly mentioned, the demand will be presumed to cover all shares of Common Stock held in the name of the holder of record.
Beneficial Owners
A beneficial owner may, in such person’s name, demand in writing an appraisal of such beneficial owner’s shares of Common Stock in accordance with the procedures of subsection (d)(1) of Section 262 of the DGCL summarized above, provided that (i) such beneficial owner continuously owns such shares of Common Stock through the Effective Time and otherwise satisfies the requirements applicable to a stockholder under the first sentence of subsection (a) of Section 262 of the DGCL and (ii) the demand made by such beneficial owner reasonably identifies the holder of record of the shares of Common Stock for which the demand is made, is accompanied by documentary evidence of

Appraisal Rights
such beneficial owner’s beneficial ownership of stock and a statement that such documentary evidence is a true and correct copy of what it purports to be, and provides an address at which such beneficial owner consents to receive notices given by LiveRamp under Section 262 of the DGCL and to be set forth on the Verified List (defined below).
Although not expressly required by Section 262 of the DGCL, LiveRamp reserves the right to take the position that it may require the submission of all information required of a beneficial owner under subsection (d)(3) of Section 262 of the DGCL with respect to any person sharing beneficial ownership of the shares of Common Stock for which such demand is submitted.
Actions After Consummation of the Merger
If the Merger is consummated, within ten (10) days after the Effective Time, LiveRamp, as the Surviving Company in the Merger, will notify each LiveRamp stockholder of record who has made a written demand for appraisal pursuant to Section 262 of the DGCL and who has not voted in favor of the Merger Agreement Proposal, and any beneficial owner who has properly demanded appraisal pursuant to Section 262 of the DGCL, of the date that the Merger has become effective.
At any time within sixty (60) days after the Effective Time, any person entitled to appraisal rights who has not commenced an appraisal proceeding or joined a proceeding as a named party may withdraw such person’s demand for appraisal and accept the Merger Consideration offered pursuant to the Merger Agreement by delivering to us a written withdrawal of the demand for appraisal. Within one hundred and twenty (120) days after the Effective Time, but not thereafter, either LiveRamp, as the Surviving Company to the Merger, or any person who has complied with the requirements of Section 262 of the DGCL and is entitled to appraisal rights under Section 262 of the DGCL may commence an appraisal proceeding by filing a petition in the Delaware Court of Chancery, with a copy served on LiveRamp, as the Surviving Company, in the case of a petition filed by a stockholder of record or beneficial owner, demanding a determination of the fair value of the shares of Common Stock held by all LiveRamp stockholders entitled to appraisal. LiveRamp, as the Surviving Company to the Merger, is under no obligation to file any such petition and has no present intent of doing so. Accordingly, it is your obligation to initiate all necessary action to perfect your appraisal rights in respect of your shares of Common Stock within the time prescribed in Section 262 of the DGCL. Within one hundred and twenty (120) days after the Effective Time, any person who has complied with the requirements for exercise of appraisal rights will be entitled, upon written request, to receive from LiveRamp, as the Surviving Company of the Merger, a statement setting forth the aggregate number of shares of Common Stock not voted in favor of the approval and adoption of the Merger Agreement and with respect to which we have received demands for appraisal, and the aggregate number of stockholders or beneficial owners holding or owning such shares of Common Stock (provided that, where a beneficial owner makes a demand on his, her or its own behalf, the record holder of such shares of Common Stock will not be considered a separate stockholder holding such shares of Common Stock for purposes of such aggregate number). LiveRamp, as the Surviving Company of the Merger, must give this statement to the requesting stockholder or beneficial owner within ten (10) days after receipt of the written request for such a statement or within ten (10) days after the expiration of the period for delivery of demands for appraisal, whichever is later.
If a petition for an appraisal is duly filed by a record holder of shares of Common Stock or a beneficial owner and a copy thereof is served upon LiveRamp, as the Surviving Company of the Merger, then LiveRamp, as the Surviving Company of the Merger, will then be obligated within twenty (20) days after such service to file with the Delaware Register in Chancery a duly verified list (the “Verified List”) containing the names and addresses of all persons who have demanded appraisal for their shares of Common Stock and with whom agreements as to the value of their shares of Common Stock have not been reached. Upon the filing of any such petition, the Delaware Court of Chancery may order that notice of the time and place fixed for the hearing on the petition be mailed to LiveRamp, as the Surviving Company of the Merger, and all LiveRamp stockholders shown on the Verified List at the addresses stated therein. The forms of the notices by mail and by publication will be approved by the Delaware Court of Chancery, and the costs of these notices will be borne by LiveRamp, as the Surviving Company of the Merger.
After providing notice to the stockholders as required by the court, the Delaware Court of Chancery is empowered to conduct a hearing on the petition to determine those persons who have complied with Section 262 of the DGCL and who have become entitled to appraisal rights thereunder. The Delaware Court of Chancery may require the persons who demanded appraisal of their shares of Common Stock to submit their stock Certificates to the Delaware Register in Chancery for notation thereon of the pendency of the appraisal proceedings, and if any person fails to comply with that direction, the Delaware Court of Chancery may dismiss the proceedings as to such person.
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In addition, assuming Common Stock remained listed on a national securities exchange immediately prior to the Effective Time, the Delaware Court of Chancery will dismiss the appraisal proceedings as to all our stockholders who assert appraisal rights unless one of the Minimum Conditions is met.
Determination of Fair Value
After determining the persons entitled to appraisal, the Delaware Court of Chancery will determine the “fair value” of the shares of Common Stock subject to appraisal, exclusive of any element of value arising from the accomplishment or expectation of the Merger, to be paid upon the amount determined to be the fair value.
In determining fair value, the Delaware Court of Chancery will take into account all relevant factors. In Weinberger v. UOP, Inc., the Supreme Court of Delaware discussed the factors that could be considered in determining fair value in an appraisal proceeding, stating that “proof of value by any techniques or methods which are generally considered acceptable in the financial community and otherwise admissible in court” should be considered, and that “[f]air price obviously requires consideration of all relevant factors involving the value of a company”. The Delaware Supreme Court stated that, in making this determination of fair value, the court must consider market value, asset value, dividends, earnings prospects, the nature of the enterprise and any other facts that could be ascertained as of the date of the Merger that throw any light on the future prospects of the merged corporation. Section 262 of the DGCL provides that fair value is to be “exclusive of any element of value arising from the accomplishment or expectation of the Merger”. In Cede & Co. v. Technicolor, Inc., the Delaware Supreme Court stated that such exclusion is a “narrow exclusion [that] does not encompass known elements of value”, but which rather applies only to the speculative elements of value arising from such accomplishment or expectation. In Weinberger, the Supreme Court of Delaware also stated that “elements of future value, including the nature of the enterprise, which are known or susceptible of proof as of the date of the Merger and not the product of speculation, may be considered”.
Persons considering seeking appraisal should be aware that the fair value of their shares of Common Stock as so determined by the Delaware Court of Chancery could be more than, the same as or less than the Merger Consideration they would receive pursuant to the Merger if they did not seek appraisal of their shares of Common Stock and that an opinion of an investment banking firm as to the fairness from a financial point of view of the consideration offered pursuant to the Merger Agreement is not an opinion as to, and might not in any manner address, “fair value” under Section 262 of the DGCL. Although we believe that the Merger Consideration offered pursuant to the Merger Agreement is fair, no representation is made as to the outcome of the appraisal of fair value as determined by the Delaware Court of Chancery, and persons considering exercising appraisal rights should recognize that such an appraisal could result in a determination of a value higher or lower than, or the same as, the Merger Consideration offered pursuant to the Merger Agreement. Neither LiveRamp nor Parent anticipates offering more than the Merger Consideration offered pursuant to the Merger Agreement to any holder of shares of Common Stock exercising appraisal rights, and LiveRamp and Parent each reserve the right to make a voluntary cash payment pursuant to subsection (h) of Section 262 of the DGCL and to assert, in any appraisal proceeding, that for purposes of Section 262 of the DGCL, the “fair value” of a share of Common Stock is less than the Merger Consideration offered pursuant to the Merger Agreement. If a demand for appraisal is duly withdrawn, a petition for appraisal is not timely filed, neither of the Minimum Conditions is met (assuming Common Stock remained listed on a national securities exchange immediately prior to the Effective Time) or other requirements imposed by Section 262 of the DGCL to perfect and seek appraisal are not satisfied, then the right to an appraisal will cease.
Upon application by LiveRamp, as the Surviving Company of the Merger, or by any person entitled to participate in the appraisal proceeding, the Delaware Court of Chancery may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the persons entitled to an appraisal. Any person whose name appears on the Verified List may participate fully in all proceedings until it is finally determined that such person is not entitled to appraisal rights under Section 262 of the DGCL.
The Delaware Court of Chancery will direct the payment of the fair value of the shares of Common Stock by LiveRamp, as the Surviving Company of the Merger, to the persons entitled thereto. Payment will be made to each such person upon such terms and conditions as the Delaware Court of Chancery may order. The Delaware Court of Chancery’s decree may be enforced as other decrees in such court may be enforced.
The costs of the appraisal proceedings (which do not include attorneys’ fees or the fees and expenses of experts) may be determined by the Delaware Court of Chancery and taxed upon the parties as the Delaware Court of Chancery deems equitable under the circumstances. Upon application of a person whose name appears on the Verified List

Appraisal Rights
who participated in the proceeding and incurred expenses in connection therewith, the Delaware Court of Chancery may also order that all or a portion of such expenses, including, without limitation, reasonable attorneys’ fees and the fees and expenses of experts, be charged pro rata against the value of all the shares of Common Stock entitled to appraisal not dismissed pursuant to subsection (k) of Section 262 of the DGCL or subject to such an award pursuant to a reservation of jurisdiction under subsection (k) of Section 262 of the DGCL. In the absence of such an order, each party bears its own expenses.
If any person who demands appraisal of such person’s shares of Common Stock under Section 262 of the DGCL fails to perfect, or loses or successfully withdraws, such person’s right to appraisal, such person’s shares of Common Stock will be deemed to have been converted at the Effective Time into the right to receive the Merger Consideration pursuant to the Merger Agreement. A person will fail to perfect, or effectively lose or withdraw, such person’s right to appraisal if no petition for appraisal is filed within one hundred and twenty (120) days after the Effective Time, neither of the Minimum Conditions is met (assuming Common Stock remained listed on a national securities exchange immediately prior to the Effective Time) or if the person delivers to LiveRamp a written withdrawal of the person’s demand for appraisal in accordance with Section 262 of the DGCL.
From and after the Effective Time, no person who has demanded appraisal rights with respect to some or all of such person’s shares of Common Stock will be entitled to vote such shares of Common Stock for any purpose or to receive payment of dividends or other distributions on such shares of Common Stock, except dividends or other distributions payable to stockholders of record as of a time prior to the Effective Time. If no petition for an appraisal is filed, if neither of the Minimum Conditions is met (assuming Common Stock remained listed on a national securities exchange immediately prior to the Effective Time), or if the person who has made a demand for appraisal delivers to LiveRamp a written withdrawal of the demand for an appraisal in respect of some or all of such person’s shares of Common Stock within sixty (60) days after the Effective Time in accordance with Section 262 of the DGCL, then the right of such person to an appraisal of such shares of Common Stock will cease. Once a petition for appraisal is filed with the Delaware Court of Chancery, however, no appraisal proceeding will be dismissed as to any person without the approval of the Delaware Court of Chancery and such approval may be conditioned upon such terms as the Delaware Court of Chancery deems just, including, without limitation, a reservation of jurisdiction for any application to the Delaware Court of Chancery made under subsection (j) of Section 262 of the DGCL, provided that this sentence does not affect the right of any person who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such person’s demand for appraisal and to accept the terms offered upon the Merger within sixty (60) days after the Effective Time.
Failure to comply strictly with all of the procedures set forth in Section 262 of the DGCL will result in the loss of a stockholder’s or beneficial owner’s statutory appraisal rights.
Consequently, any stockholder or beneficial owner wishing to exercise appraisal rights is encouraged to consult with their legal and financial advisors before attempting to exercise those rights. To the extent there are any inconsistencies between the foregoing summary and Section 262 of the DGCL, Section 262 of the DGCL will govern.
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Related Party Transactions

The Audit/Finance Committee of the Board has the responsibility of reviewing and approving any transaction required to be disclosed as a related-party transaction under SEC rules and regulations. As provided in that committee’s charter, no related-party transaction will be approved unless it is deemed by the committee to be commercially reasonable and in the best interests of, or not inconsistent with the best interests of, the Company. Since the beginning of the Company’s past fiscal year, there were no reportable related-party transactions, and none are currently anticipated.
Householding of Proxy Materials

If you and other LiveRamp stockholders share a mailing address, you may have received a single copy of this proxy statement and the annual report. This practice, known as “householding”, is designed to reduce the volume of duplicate information and reduce printing and postage costs. Unless the Company has received contrary instructions from you or the other stockholders sharing your address that you did not want to participate in householding, you are deemed to have consented to it. Each stockholder will continue to receive a separate proxy card or voting instruction form. If you would like to receive an extra copy of the annual report or this proxy statement, we will send a copy to you by mail upon request to the Corporate Secretary, LiveRamp Holdings, Inc., 301 Main Street, 2nd Floor, Little Rock, AR 72201. Each document is also available in digital form for download or review in the “Financial Information — Annual Reports & Proxies” section of our investor relations website at https://investors.liveramp.com.
If you would like to revoke your consent to householding and in the future receive your own set of proxy materials, or if your household is currently receiving multiple copies of the proxy materials and you would like in the future to receive only a single set of proxy materials at your address, you may be able to do so by contacting the Broadridge Householding Department by mail at 51 Mercedes Way, Edgewood, New York 11717, or by calling 1-866-540-7095, and providing your name, the name of each of your brokerage firms or banks where your shares are held, and your account numbers. If this option is not available to you, please contact your custodian bank or broker directly. The revocation of a consent to householding will be effective thirty (30) days following its receipt. You may also have an opportunity to opt in or opt out of householding by following the instructions on your voting instruction form or by contacting your bank or broker.

Stockholder Proposals

If the Merger is completed, we will have no public stockholders and there will be no public participation in any future meetings of our stockholders. However, if the Merger is not completed, our stockholders will continue to be entitled to attend and participate in stockholder meetings. The Company will hold a 2027 Annual Meeting of Stockholders only if the Merger has not already been completed and LiveRamp remains a public company.
Pursuant to Rule 14a-8, stockholders who intend to present proposals at the 2027 Annual Meeting, if held, and who wish to have those proposals included in LiveRamp’s proxy statement for the 2027 Annual Meeting, if held, must ensure that those proposals are received by the Company’s Corporate Secretary at LiveRamp Holdings, Inc., 301 Main Street, 2nd Floor, Little Rock AR 72201 on or before [      ], 2027. Such proposals must meet the requirements set forth in the rules and regulations of the SEC in order to be eligible for inclusion in the proxy statement for the 2027 Annual Meeting, if held.
Under LiveRamp’s bylaws, stockholders who intend to submit a proposal regarding a director nomination or other matter of business at the 2027 Annual Meeting, if held, and who do not intend to have such proposal included in the Company’s proxy statement and form of proxy relating to the 2027 Annual Meeting, if held, pursuant to SEC regulations, must ensure that notice of any such proposal (including certain additional information specified in LiveRamp’s bylaws) is received by the Company’s Corporate Secretary at the address specified above no earlier than [      ], 2027 and no later than [      ], 2027, to be considered timely. Such proposals, and the additional information specified by the bylaws, must be submitted within this time period in order to be considered at the 2027 Annual Meeting, if held.
In addition to satisfying the foregoing requirements under our bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than [      ], 2027.
Delinquent Section 16(A) Reports

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who own more than 10% of the Company’s Common Stock, to file reports of ownership and changes in ownership with the SEC. Except as set forth in “Security Ownership of Certain Beneficial Owners and Management” above, the Company currently knows of no person who owns 10% or more of Common Stock that was required to file Section 16 reports.
Based solely upon a review of copies of reports filed electronically with the SEC during fiscal 2026 and written representations from our directors and executive officers that no other reports were required with respect to the year ended March 31, 2026, we believe that all Section 16(a) filing requirements applicable to our directors and executive officers were met during the last fiscal year, except that the initial statement of beneficial ownership of securities on February 11, 2026 for Ms. Argyilan was not timely reported (subsequently reported on March 2, 2026).
Expenses of Solicitation

LiveRamp will bear the expense of preparing and mailing the proxy statement and related materials. Arrangements will be made with brokerage firms and other custodians, nominees and fiduciaries to forward the solicitation materials to our stockholders, and we will provide reimbursement for reasonable out-of-pocket expenses incurred by these third parties. We have retained Innisfree to assist in the solicitation of proxies and provide related informational support, for a service fee of  $40,000, plus customary disbursements.
LiveRamp Holdings, Inc. Notice of 2026 Special Meeting and Proxy Statement   165

Where You Can Find More Information

LiveRamp is subject to the reporting requirements of the Exchange Act. Accordingly, LiveRamp files annual, quarterly and current reports, proxy statements and other information with the SEC. LiveRamp’s SEC filings are available to the public at the internet website maintained by the SEC at https://www.sec.gov. LiveRamp also makes available free of charge through its website its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act, its definitive proxy statements and Section 16 reports on Forms 3, 4 and 5, as soon as reasonably practicable after it electronically files such reports or amendments with, or furnishes them to, the SEC. LiveRamp’s internet website address is www.LiveRamp.com. The information located on, or hyperlinked or otherwise connected to, LiveRamp’s website is not, and will not be deemed to be, a part of this proxy statement or incorporated into any other filings that we make with the SEC.
The SEC allows LiveRamp to “incorporate by reference” the information we file with the SEC into this proxy statement, which means that we can disclose important information to you by referring you to other documents filed separately with the SEC. The information incorporated by reference is deemed to be part of this proxy statement, except that information that we file later with the SEC will automatically update and supersede this information. This proxy statement incorporates by reference the documents listed below that have been previously filed with the SEC (other than, in each case, documents or information deemed to have been furnished and not filed in accordance with SEC rules):
•
LiveRamp’s Annual Report on Form 10-K for the fiscal year ended March 31, 2026, filed May 21, 2026.

We also incorporate by reference into this proxy statement additional documents that LiveRamp may file with the SEC under Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, from the date of this proxy statement until the date of the Special Meeting; provided, however, that we are not incorporating by reference any additional documents or information furnished and not filed with the SEC.
If you would like to receive an extra copy of the annual report or this proxy statement, we will send a copy to you by mail upon request to the Corporate Secretary, LiveRamp Holdings, Inc., 301 Main Street, 2nd Floor, Little Rock, AR 72201. Each document is also available in digital form for download or review in the “Financial Information — Annual Reports & Proxies” section of our investor relations website at https://investors.liveramp.com.
THIS PROXY STATEMENT DOES NOT CONSTITUTE THE SOLICITATION OF A PROXY IN ANY JURISDICTION TO OR FROM ANY PERSON TO WHOM OR FROM WHOM IT IS UNLAWFUL TO MAKE SUCH PROXY SOLICITATION IN THAT JURISDICTION. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE INTO THIS PROXY STATEMENT TO VOTE YOUR SHARES OF COMMON STOCK AT THE SPECIAL MEETING. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED [      ], 2026. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE, AND THE MAILING OF THIS PROXY STATEMENT TO STOCKHOLDERS DOES NOT CREATE ANY IMPLICATION TO THE CONTRARY.

Other Matters

The Board does not intend to present any items of business other than those listed in the Notice of Special Meeting of Stockholders above. If other matters are properly brought before the meeting, the persons acting as proxies will vote the shares represented by it in accordance with their best judgment. Discretionary authority to vote on other matters is included in the proxy. The relevant materials referred to in this proxy statement under the captions “Talent and Compensation Committee Report”, “Audit/Finance Committee Report”, “Hedging Policy” and “Pay Versus Performance” shall not be deemed soliciting material or otherwise deemed filed and shall not be deemed to be incorporated by any general statement of incorporation by reference in any filings made under the Securities Act of 1933, as amended, or the Exchange Act.
By Order of the Board of Directors
Jerry C. Jones
Executive Vice President, Chief Ethics and
Legal Officer and Secretary
[      ], 2026
LiveRamp Holdings, Inc. Notice of 2026 Special Meeting and Proxy Statement   167

Annex A

EXECUTION VERSION
AGREEMENT AND PLAN OF MERGER
by and among
MMS USA HOLDINGS, INC.,
COVEY MERGER SUB, INC.,
LIVERAMP HOLDINGS, INC., and
solely for the purposes of Section 10.14,
PUBLICIS GROUPE S.A.
dated as of
May 16, 2026
LiveRamp Holdings, Inc. Notice of 2026 Special Meeting and Proxy Statement   A-1

Annex A
LiveRamp Holdings, Inc. Notice of 2026 Special Meeting and Proxy Statement   A-3

Annex A
AGREEMENT AND PLAN OF MERGER
  This AGREEMENT AND PLAN OF MERGER (this “Agreement”), dated as of May 16, 2026, is by and among MMS USA Holdings, Inc., , a Delaware corporation (“Parent”), Covey Merger Sub, Inc., a Delaware corporation and a wholly owned direct Subsidiary of Parent (“Merger Sub”), LiveRamp Holdings, Inc, a Delaware corporation (the “Company”), and solely for the purposes of Section 10.14 hereof, Publicis Groupe S.A., a French société anonyme (“Parent Topco”). Parent, Merger Sub and the Company are each sometimes referred to herein as a “Party” and collectively, as the “Parties.”
RECITALS
  WHEREAS, it is proposed that the Parties effect the acquisition of the Company by Parent through the merger of Merger Sub with and into the Company, with the Company being the surviving entity (the “Merger”), upon the terms and subject to the conditions of this Agreement and in accordance with the applicable provisions of the General Corporation Law of the State of Delaware (the “DGCL”);
  WHEREAS, in connection with the Merger, each share of common stock, $0.10 par value per share, of the Company (“Company Common Stock”) issued and outstanding immediately prior to the Effective Time (other than any Dissenting Shares, Cancelled Shares or Converted Shares) shall be automatically converted into the right to receive the Merger Consideration;
  WHEREAS, the board of directors of the Company (the “Company Board of Directors”) unanimously (i) determined that the terms of this Agreement and the transactions contemplated hereby, including the Merger (the “Transactions”), are fair to, and in the best interests of, the Company and its stockholders (the “Company Stockholders”), (ii) determined that it is in the best interests of the Company and the Company Stockholders and declared it advisable to enter into this Agreement, (iii) approved the execution and delivery by the Company of this Agreement, the performance by the Company of its covenants and agreements contained herein and the consummation of the Merger and the other Transactions upon the terms and subject to the conditions contained herein and (iv) resolved to recommend that the Company Stockholders approve the Transactions, including the Merger, and adopt this Agreement (the “Company Board Recommendation”);
  WHEREAS, the board of directors of Parent, the board of directors of Merger Sub, and the sole stockholder of Merger Sub, have unanimously approved this Agreement and determined that this Agreement and the Transactions, including the Merger, are advisable and fair to, and in the best interests of, Parent and Merger Sub and their respective stockholder(s); and
  WHEREAS, the Parties desire to make certain representations, warranties, covenants and agreements in connection with the Merger and also prescribe various terms of, and conditions to, the Merger.
  NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in this Agreement and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties agree as follows:
ARTICLE I
CERTAIN DEFINITIONS
  Section 1.1. Definitions.  For purposes of this Agreement, the term:
  “Acceptable Confidentiality Agreement” means a confidentiality agreement entered into after the date hereof that contains terms that (a) are no less favorable in the aggregate to the Company than those contained in the Confidentiality Agreement (it being understood that such confidentiality agreement need not contain a “standstill” provision or any other provision that would have a similar effect) and (b) do not in any way restrict the Company or its Representatives from complying with its obligations under this Agreement.
  “Acquisition Proposal” means any offer, proposal or indication of interest from a Person (as such term is used in Section 6.3) (other than a proposal or offer by Parent or any Parent Subsidiary) at any time relating to any transaction or series of related transactions (other than the Transactions) involving: (a) any acquisition or purchase by any Person, directly or indirectly, of more than fifteen percent (15%) of any class of outstanding voting or equity
LiveRamp Holdings, Inc. Notice of 2026 Special Meeting and Proxy Statement   A-5

securities of the Company (whether by voting power or number of shares), or any tender offer (including a self-tender offer) or exchange offer that, if consummated, would result in any Person beneficially owning more than fifteen percent (15%) of any class of outstanding voting or equity securities of the Company (whether by voting power or number of shares), (b) any merger, consolidation, share exchange, business combination, joint venture, recapitalization, reorganization or other similar transaction involving the Company and a Person pursuant to which the Company Stockholders immediately preceding such transaction hold less than eighty-five percent (85%) of the equity interests in the surviving or resulting entity of such transaction immediately following the consummation of such transaction (whether by voting power or number of shares) or (c) any sale, lease, exchange, transfer or other disposition to a Person of more than fifteen percent (15%) of the consolidated assets of the Company and the Company Subsidiaries (measured by the fair market value thereof).
  “AI Systems” means a machine- or Software-based system that operates with varying levels of autonomy and that may exhibit adaptiveness after development, that, for explicit or implicit objectives, infers, from the input it receives, how to generate outputs such as predictions, content, recommendations or decisions.
  “Anti-Corruption Law” means any Law related to combating bribery and corruption, including the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, the UN Convention Against Corruption and any implementing legislation promulgated pursuant to such Conventions, the Foreign Corrupt Practices Act of 1977 and the UK Bribery Act 2010.
  “Antitrust Laws” means any applicable supranational, national, federal, state, county, local or foreign antitrust or competition Laws that are designed or intended to prohibit, restrict or regulate actions that may have the purpose or effect of creating a monopoly or restraining trade or lessening competition through merger or acquisition or otherwise, including the HSR Act, the Sherman Act, the Clayton Act and the Federal Trade Commission Act, in each case, as amended, and other similar antitrust or competition Laws of any jurisdiction other than the United States.
  “Business Day” means any day, other than a Saturday, Sunday or another day on which commercial banking institutions in New York, New York or San Francisco, California are authorized or required by Law to be closed.
  “CFIUS” means the Committee on Foreign Investment in the United States, or (as the context may require) any member agency thereof acting in such capacity.
  “CFIUS Approval” means (a) the Company and Parent have received written notice from CFIUS that CFIUS has determined that the transactions contemplated by this Agreement and notified to CFIUS are not “covered transactions” and are not subject to review under Section 721; (b) the Company and Parent have received written notice from CFIUS that it has concluded all action under Section 721 with respect to the transactions contemplated by this Agreement and notified to CFIUS and has determined that there are no unresolved national security concerns; or (c) if CFIUS has sent a report (the “CFIUS Report”) to the President of the United States (the “President”) requesting the President’s decision on the CFIUS Notice, then the President has (i) announced a decision not to take any action to suspend or prohibit the transactions contemplated by this Agreement or (ii) not taken any action to suspend or prohibit the transactions contemplated by this Agreement after fifteen (15) days from the date of receipt of the CFIUS Report.
  “CFIUS Notice” means a joint voluntary notice with respect to the transactions contemplated by this Agreement submitted to CFIUS by the Company and Parent pursuant to 31 C.F.R. Part 800 Subpart E and, for purposes of Section 5.11 only, shall mean any mandatory declaration submitted to CFIUS pursuant to 31 C.F.R. Section 800.401, any voluntary declaration submitted to CFIUS pursuant to 31 C.F.R. Section 800.402 and any joint notice submitted to CFIUS pursuant to 31 C.F.R. Part 800 Subpart E.
  “CFIUS Turndown” means either that (a) CFIUS notifies Parent and the Company in writing that it intends to send a report to the President recommending that he act to suspend or prohibit the Merger or (b) the President issues an order suspending or prohibiting the Merger.
  “Code” means the Internal Revenue Code of 1986, as amended.
  “Company Benefit Plan” means each “employee benefit plan” (as defined in Section 3(3) of ERISA), whether or not subject to ERISA, and each bonus, stock, stock purchase, stock option or other equity or equity-based compensation arrangement or plan, incentive compensation, deferred compensation, retirement or supplemental

Annex A
retirement, severance, termination pay, employment, consulting, change-in-control, retention, collective bargaining, profit sharing, pension, retirement, vacation, cafeteria, dependent care, medical care, death and disability benefit, flexible benefits, supplemental unemployment benefit, employee assistance program, education or tuition assistance program, and each insurance and other fringe or employee benefit plan, program or arrangement, in each case, (a) that is sponsored, maintained, entered into, contributed to or required to be contributed to by the Company or any Company Subsidiary, (b) for the benefit of current or former employees, directors, individual consultants or other individual service providers (or any dependent or beneficiary thereof) of the Company or any Company Subsidiary or (c) with respect to which the Company or any Company Subsidiary has or may have any obligation or liability (whether actual or contingent), other than any plan to which the Company or any Company Subsidiary contributes (or has an obligation to contribute) pursuant to applicable Law and that is sponsored or maintained by a Governmental Entity.
  “Company Bylaws” means the bylaws of the Company as in effect on the date hereof.
  “Company Certificate” means the Certificate of Incorporation of the Company, as amended and as in effect on the date hereof.
  “Company Equity Awards” means the Company Options, Company PSU Awards, Company RSU Awards and Company Restricted Stock Awards.
  “Company Equity Plans” means the Company’s Amended and Restated 2005 Equity Compensation Plan and the Habu, Inc. 2018 Stock Plan.
  “Company ESPP” means the Company’s Employee Stock Purchase Plan.
  “Company Governing Documents” means the Company Bylaws and the Company Certificate.
  “Company IP” means all Intellectual Property owned or purported to be owned by the Company or any Company Subsidiary.
  “Company IT” means all technology devices, computer systems (including computers, screens, servers, workstations, routers, hubs, switches, networks, data communication lines and hardware), Software, telecommunications systems and all other information technology assets, infrastructure, and systems owned, used or held for use by the Company or any Company Subsidiaries.
  “Company Material Adverse Effect” means any Effect that, individually or in the aggregate, has had or would reasonably be expected to have a material adverse effect on (1) the financial condition, business, assets, liabilities or operations of the Company and the Company Subsidiaries, taken as a whole or (2) the ability of the Company to consummate the Transactions, including the Merger, prior to the Outside Date; provided, however, that, solely for purposes of clause (1), no Effects to the extent resulting or arising from the following shall be deemed to constitute a Company Material Adverse Effect or shall be taken into account when determining whether a Company Material Adverse Effect exists or has occurred or is reasonably expected to exist or occur: (a) any changes after the date hereof in general United States or global economic conditions, including any changes affecting financial, credit, foreign exchange or capital market conditions, (b) any changes after the date hereof in general conditions in any industry or industries or markets in which the Company and the Company Subsidiaries operate, (c) any changes after the date hereof in general political or financial conditions or markets (including changes in interest rates, exchange rates, stock, bond and/or debt prices, or newly introduced tariffs or changes to existing tariffs), (d) any changes after the date hereof in GAAP or other applicable national or international accounting standards, or in the accounting rules and regulations of the SEC, or in any official interpretation of the foregoing, (e) any changes after the date hereof in applicable Law or the official interpretation thereof by Governmental Entities, (f) any decrease or decline in the market price or trading volume of the Company Common Stock or any failure by the Company to meet any internal or published projections, estimates or expectations of the Company’s revenue, earnings or other financial performance or results of operations for any period (it being understood that the facts or occurrences giving rise or contributing to such failure that are not otherwise excluded from this definition of a “Company Material Adverse Effect” may be taken into account for the purpose of determining whether a Company Material Adverse Effect exists or has occurred or is reasonably expected to exist or occur), (g) changes in the Company’s credit rating (it being understood that the facts or occurrences giving rise or contributing to such changes that are not otherwise excluded from this definition of a “Company Material Adverse Effect” may be taken into account for the purpose of determining whether a Company
LiveRamp Holdings, Inc. Notice of 2026 Special Meeting and Proxy Statement   A-7

Material Adverse Effect exists or has occurred or is reasonably expected to exist or occur), (h) any changes after the date hereof in geopolitical conditions, acts of terrorism (including cyberterrorism) or sabotage, war (whether or not declared), the commencement, continuation or escalation of a war, acts of armed hostility, weather conditions, natural disasters or epidemics, pandemics or other outbreak of illness or public health event (whether human or animal), or other similar force majeure events, including any material worsening of such conditions threatened or existing as of the date hereof, (i) the execution and public announcement of this Agreement or the Transactions, including the identity of Parent or its affiliates, the pendency or consummation of the Transactions, and the impact thereof on the relationships of the Company with its officers and other employees, customers, suppliers, distributors or other business partners (provided that this clause (i) shall not apply to any representation or warranty to the extent the purpose of such representation or warranty is to address the pendency of or consequences resulting from the execution and delivery of this Agreement or the consummation of the Transactions), (j) any action or inaction which is expressly required by the terms of this Agreement or which is taken or not taken at the express written request of Parent, (k) any proceeding brought or threatened by stockholders of the Company (including on behalf of the Company) asserting allegations of breach of fiduciary duty relating to this Agreement or violations of securities Laws in connection with the Proxy Statement or any other document required to be filed by the Company with the SEC or required to be distributed or otherwise disseminated to the Company Stockholders in connection with the Transactions, and (l) the failure of Parent to consent to any of the actions proscribed in Section 6.1 where such failure to consent was unreasonable; provided that with respect to the exceptions set forth in clauses (a), (b), (c), (d), (e) and (h), if such Effect has had a disproportionate adverse effect on the Company or any Company Subsidiary relative to other companies operating in the industry in which the Company and the Company Subsidiaries operate, then the incremental disproportionate adverse effect of such Effect shall be taken into account for the purpose of determining whether a Company Material Adverse Effect exists or has occurred or is reasonably expected to exist or occur.
  “Company Option” means each option to purchase shares of Company Common Stock granted under the Company Equity Plans.
  “Company PSU Award” means each performance-vesting restricted stock unit award granted under the Company Equity Plans.
  “Company Registered IP” means all applications, registrations, issuances and filings for Intellectual Property that are registered, filed or recorded with, pending before, or issued by a Governmental Entity, intellectual property registrar or Internet domain name registrar, in each case, that are owned or purported to be owned by the Company or any Company Subsidiary, whether wholly or jointly owned.
  “Company Restricted Stock Award” means each award of restricted shares of Company Common Stock granted under the Company Equity Plans.
  “Company RSU Award” means each time-vesting restricted stock unit award granted under the Company Equity Plans.
  “Company Subsidiaries” means the Subsidiaries of the Company.
  “Confidentiality Agreement” means the Confidentiality Agreement, dated July 11, 2025, between an affiliate of Parent and the Company, as may be amended.
  “Contract” means any written or oral agreement, contract, subcontract, settlement agreement, lease, sublease, instrument, permit, concession, franchise, binding understanding, note, option, bond, mortgage, indenture, trust document, loan or credit agreement, license, sublicense, insurance policy or other legally binding commitment or undertaking of any nature.
  “Controlled Group Liability” means any and all liabilities (a) under Title IV of ERISA, (b) under Section 302 of ERISA, (c) under Sections 412 and 4971 of the Code, (d) as a result of a failure to comply with the continuation coverage requirements of Section 601 et seq. of ERISA and Section 4980B of the Code, and (e) under corresponding or similar provisions of applicable foreign Law.
  “Data Supplier” means the suppliers and vendors of data of the Company and the Company Subsidiaries.
  “Effect” means any change, effect, development, circumstance, condition, fact, state of facts, event or occurrence.

Annex A
  “Environmental Law” means any and all applicable Laws which (a) regulate or relate to the protection or clean-up of the environment; the use, treatment, storage, transportation, handling, disposal or release of Hazardous Substances, the preservation or protection of waterways, groundwater, drinking water, air, wildlife, plants or other natural resources, or the protection of public or occupational health and safety of Persons or property or (b) impose liability or responsibility with respect to any of the foregoing, including the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. § 9601 et seq.), or any other Law of similar effect.
  “ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the regulations promulgated and rulings issued thereunder.
  “ERISA Affiliates” means, with respect to any entity, trade or business, any other entity, trade or business that is a member of a group described in Section 414(b), (c), (m) or (o) of the Code or Section 4001(b)(1) of ERISA that includes the first entity, trade or business, or that is a member of the same “controlled group” as the first entity, trade or business pursuant to Section 4001(a)(14) of ERISA.
  “Exchange Act” means the United States Securities Exchange Act of 1934, as amended.
  “Export Controls” means all applicable export and re-export control Laws and regulations, including the Export Administration Regulations maintained by the U.S. Department of Commerce and the International Traffic in Arms Regulations maintained by the U.S. Department of State and any applicable anti-boycott compliance regulations.
  “FDI Laws” means any applicable supranational, national, federal, state, county or local foreign investment Laws that are designed or intended to prohibit, restrict or regulate foreign investment in any jurisdiction other than the United States.
  “Fraud” means Delaware common law fraud. “Fraud” does not include any claim for equitable fraud, promissory fraud, unfair dealings fraud, or any torts based on negligence or recklessness.
  “Governmental Entity” means (a) any supranational, national, federal, state, county, municipal, local, or foreign government or any entity exercising executive, legislative, judicial, regulatory, taxing, or administrative functions of or pertaining to government, (b) any public international governmental organization or (c) any agency, division, bureau, board (including zoning), department, or other political subdivision of any government, entity or organization described in the foregoing clauses (a) or (b) of this definition (including patent and trademark offices and self-regulatory organizations).
  “Hazardous Substances” means any pollutant, chemical, substance and any toxic, infectious, carcinogenic, reactive, corrosive, ignitable or flammable chemical, chemical compound, hazardous substance, material or waste, whether solid, liquid or gas, that is subject to regulation, control or remediation due to its hazardous or deleterious characteristics under any Environmental Laws, including any quantity of petroleum product or byproduct, solvent, flammable or explosive material, radioactive material, pesticides, asbestos, lead paint, polychlorinated biphenyls (or PCBs), dioxins, dibenzofurans, heavy metals, radon, mold, mold spores and mycotoxins.
  “HSR Act” means the United States Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules promulgated thereunder.
  “Import Restrictions” means all applicable U.S. and foreign import Laws, including Title 19 of the U.S. Code and Title 19 of the Code of Federal Regulations.
  “Indebtedness” means, with respect to any Person, without duplication, as of the date of determination, (i) all obligations of such Person (A) for borrowed money or (B) evidenced by bonds, debentures, notes or similar instruments, (ii) all obligations of such Person under finance leases in accordance with GAAP (other than, for the avoidance of doubt, operating leases), (iii) to the extent drawn, reimbursement obligations under letters of credit or similar credit, performance, or surety transactions, (iv) all obligations of such Person under interest rate, currency or commodity derivatives or hedging transactions or similar arrangements that would be payable to terminate such arrangements, calculated, as of the date of determination, as the amount of any payments that would be required to be paid by such Person to the counterparty in the event of an early unwind or early termination of such instruments on such date, (v) all obligations for the deferred purchase price of property, services, equity, or other assets (including all seller notes, “earn-out” or similar contingent payment obligations), (vi) all obligations of the type referred to in the foregoing clauses (i) through (v) of another Person secured by any Lien on any property or asset of such first Person
LiveRamp Holdings, Inc. Notice of 2026 Special Meeting and Proxy Statement   A-9

valued, in the case of any such Indebtedness as to which recourse for the payment thereof is expressly limited to the property or assets on which such Lien is granted, at the lesser of  (1) the stated or determinable amount of the Indebtedness that is so secured or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof  (assuming such Person is required to perform thereunder) and (2) the fair market value of such property or assets, and (vii) all guarantees or similar arrangements by such Person, as applicable, of obligations of the type referred to in the foregoing clauses (i) through (vi) in respect of any other Person, it being understood that the amount of any of the foregoing Indebtedness described in clauses (i) through (vii) shall include any and all accrued interest, prepayment, breakage, and make-whole fees, expenses, premiums or penalties, related thereto, and any other fees and expenses required to be paid by such Person upon repayment thereof, in each case, including as a result of or in connection with the Closing; provided that “Indebtedness” shall not include accounts payable to trade creditors, or accrued expenses arising in the ordinary course of business, in each case, that are not yet due and payable.
  “Intellectual Property” means any and all intellectual property rights, whether statutory, common law or otherwise, including all rights throughout the world in or to, or arising out of: (i) patents, patent applications, statutory invention registrations, registered designs, industrial designs, utility models and similar or equivalent rights in inventions and designs, and all rights therein provided by international treaties and conventions; (ii) trademarks, service marks, logos, trade dress, trade names, corporate names, and other indicia of source or origin, including the goodwill associated with any of the foregoing (“Trademarks”); (iii) copyrights and other equivalent rights in works of authorship and all works of authorship (including rights in any Software, databases or designs as a work of authorship), moral rights and other related rights of authors; (iv) Internet domain names, URLs, internet protocol addresses, social media accounts, and rights in websites and all the content provided on the foregoing; (v) trade secrets, industrial secret rights, and other rights in know-how, data and confidential and proprietary information, including in technologies, processes, techniques, protocols, methodologies, methods, formulae, algorithms, layouts, designs, specifications, confidential information, in each case, that derive independent economic value, whether actual or potential, from not being known to other Persons (together, “Trade Secrets”); and (vi) other similar or equivalent intellectual property rights anywhere in the world.
  “Knowledge” means (i) with respect to Parent or Merger Sub, the actual knowledge, after reasonable inquiry of their direct reports, of the individuals listed on Section 1.1 of the Parent Disclosure Letter and (ii) with respect to the Company, the actual knowledge, after reasonable inquiry of their direct reports, of the individuals listed on Section 1.1(a) of the Company Disclosure Letter.
  “Law” means any law (including common law), statute, requirement, code, rule, regulation, order, ordinance (including zoning), judgment or decree, administrative or judicial doctrine, or other pronouncement of any Governmental Entity.
  “Lien” means any lien, pledge, hypothecation, mortgage, deed of trust, security interest, encumbrance, covenant, charge, condition, title defect, claim, option, right of first offer or first refusal, easement, right of way, encroachment, occupancy right, preemptive right, community property interest or other third-party right or restriction of any nature (including any restriction on the voting of any security, any restriction on the transfer of any security or other asset, or any restriction on the possession, exercise or transfer of any other attribute of ownership of any asset), whether voluntarily incurred or arising by operation of Law, but excluding (i) restrictions on transfer arising under applicable securities laws and (ii) licenses, covenants not to assert and similar rights granted with respect to Intellectual Property that are not granted in connection with a security interest or other lien.
  “Material Data Supplier” means the ten (10) largest Data Suppliers (based on payments made for the twelve (12) month period ended March 31, 2026).
  “Non-Resident Capital Gain Tax” means any Tax imposed on non-residents of the Taxing jurisdiction with respect to a direct or indirect transfer by non-residents of shares or other securities of an entity organized or resident in the Taxing jurisdiction (whether imposed by withholding or otherwise and whether calculated by reference to transfer price, net gain or otherwise).
  “OFAC” means the U.S. Department of the Treasury’s Office of Foreign Assets Control.
  “Open Source License” means any license that is, or is substantially similar to, a license now or in the future approved by the Open Source Initiative and listed at http://www.opensource.org/licenses (which licenses shall include

Annex A
all versions of GNU GPL, GNU LGPL, GNU Affero GPL, Eclipse Public License, Common Public License, CDDL, and Mozilla Public License) and any “copyleft” license or any other license under which such software or other materials are distributed or licensed as “free software”, “open source software” or under similar terms.
  “Parent Subsidiaries” means the Subsidiaries of Parent.
  “Permitted Liens” means any (i) Lien for Taxes or governmental assessments, charges or claims of payment (x) not yet delinquent or (y) that are being contested in good faith by appropriate proceedings and, in the case of clause (y), for which adequate reserves have been established by the Company in accordance with GAAP, (ii) Lien which is a vendors’, carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s or other similar Lien arising in the ordinary course of business consistent with past practice, (iii) Lien securing Indebtedness that is specifically disclosed on Section 1.1(b) of the Company Disclosure Letter (and identified thereon as being secured by such Liens) so long as the terms of such Indebtedness, as in effect on the date of this Agreement, require the incurrence of such Liens to secure such Indebtedness, (iv) Lien which is a statutory or common law Lien to secure landlords, lessors or renters under leases or rental agreements, (v) any Lien solely related to the fee interest (and which would not impact the leasehold interest) of a Company Lease, (vi) Lien arising from a UCC financing statement that was filed solely as a precautionary measure in connection with leases or consignment of goods, (vii) with respect to real property, any title defects or irregularities, zoning and land use covenants and conditions, easements, rights-of-way, restrictions, and non-monetary encumbrances, in each case, that would not, individually or in the aggregate, reasonably be expected to materially impair the operation of the Company’s business at such real property, as presently conducted, or materially detract from the value of the real property, or (viii) Liens that do not secure Indebtedness and have arisen in the ordinary course of business consistent with past practice, and do not adversely affect the value, ownership use or operation of the property subject thereto in any material respect.
  “Person” means a natural person, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Entity or other entity or organization.
  “Personal Data” means any and all information that can reasonably be used to identify an individual natural person, or that relates to an identified person, including name, physical address, telephone number, email address, financial account number, passwords or PINs, device identifier or unique identification number, government-issued identifier (including Social Security number and driver’s license number), medical, health or insurance information, gender, date of birth, educational or employment information, religious or political views or affiliations and marital or other status (to the extent any of these data elements can reasonably be associated with an individual natural person or is linked to any such data element that can reasonably be associated with an individual natural person), together with any other information protected as “personal data”, “personally identifiable information”, “PII”, “individually identifiable health information”, “protected health information”, “PHI”, “personal information”, “PI” or similar term of any applicable Law.
  “Privacy Requirements” means all applicable Laws, contractual obligations, and Privacy Statements to which the Company or any Company Subsidiary is bound or subject, in each case, relating to privacy, data protection, data security, cybersecurity or the Processing of Protected Information, or to sales and marketing with the use of Protected Information.
  “Privacy Statements” means, collectively, all of the Company’s and the Company Subsidiaries’ publicly posted or otherwise binding privacy policies or statements (including if posted on the Company’s or the Company Subsidiaries’ products and services, or if made as a representation or statement in connection with the collection of Personal Data) regarding any Processing of Protected Information.
  “Proceedings” means all actions, suits, claims, hearings, arbitrations, litigations, mediations, grievances, audits, investigations, examinations or other proceedings, in each case, by or before any Governmental Entity.
  “Process” means any operation or set of operations that is performed upon, by or on behalf of the Company or any Company Subsidiary with respect to information, whether or not by automatic means, including access, collection, recording, storage, organization, adaptation, alteration, retrieval, use, transmission, dissemination, making available or other processing.
  “Protected Information” means any (a) Personal Data, (b) information that is governed, regulated or protected by one or more Privacy Statements or applicable Laws concerning privacy, cybersecurity or data security,
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(c) information that is covered by industry standards and frameworks (such as Payment Card Industry Data Security Standard), (d) confidential information of the Company or any Company Subsidiary that it receives, creates, transmits or maintains in electronic form, and (e) sensitive information covered by any confidentiality requirements or use restrictions under any Contract.
  “Qualifying Termination” means the termination of employment (i) by the Company or one of its Subsidiaries without Cause (as defined in Section 1.2 of the Company Disclosure Letter), (ii) due to death or Disability (as defined in Section 1.2 of the Company Disclosure Letter) or (iii) solely with respect to individuals entitled to severance upon a termination for Good Reason (as defined in Section 1.2 of the Company Disclosure Letter) under a Company Benefit Plan as in effect on the date hereof, by such individual for Good Reason (as defined in Section 1.2 of the Company Disclosure Letter) in each case, during the twenty-four (24) month period following the Closing Date.
  “Representatives” means, when used with respect to any Person, the directors, officers, employees, consultants, financial advisors, accountants, legal counsel, investment bankers and other agents, advisors and representatives of such Person and its Subsidiaries.
  “Rule of 40 Company PSU Award” means each Company PSU Award that is subject to performance goals based on annual revenue growth and EBITDA margin percentages.
  “Sanctions” means economic or financial sanctions or trade embargoes imposed, administered, or enforced from time to time by OFAC.
  “SEC” means the United States Securities and Exchange Commission.
  “Section 721” means Section 721 of title VII of the Defense Production Act of 1950, as amended and codified at 50 U.S.C. Section 4565, and all implementing regulations thereof  (the “DPA”).
  “Securities Act” means the United States Securities Act of 1933, as amended.
  “Software” means any and all software, firmware, applications, programs, models (including artificial intelligence models and/or model weights), algorithms, operating systems, middleware, application programming interfaces (APIs), software development kits (SDKs) and any other computer software or code in any form (including source code and object code) or medium.
  “Subsidiary” means with respect to any Person, any corporation, limited liability company, partnership or other organization, whether incorporated or unincorporated, of which (a) at least a majority of the outstanding shares of capital stock, or other equity interests, having by their terms ordinary voting power to elect a majority of the board of directors or others performing similar functions with respect to such corporation, limited liability company, partnership or other organization is directly or indirectly owned or controlled by such Person or by any one or more of its Subsidiaries, or by such Person and one or more of its Subsidiaries, or (b) with respect to a partnership, such Person or any other Subsidiary of such Person is a general partner of such partnership.
  “Superior Proposal” means a bona fide, written Acquisition Proposal (with references in the definition thereof to fifteen percent (15%) and eighty-five percent (85%) being deemed to be replaced with references to fifty percent (50%) and fifty percent (50%), respectively) by a third party, which the Company Board of Directors determines in good faith after consultation with the Company’s outside legal and financial advisors to be more favorable to the Company Stockholders from a financial point of view than the Merger, taking into account all relevant factors including all the terms and conditions of such proposal or offer (including the transaction consideration, conditionality, timing, certainty of financing and/or regulatory approvals and likelihood of consummation) and this Agreement (and any changes to the terms of this Agreement proposed by Parent pursuant to Section 6.3).
  “Takeover Statute” means any “business combination”, “control share acquisition”, “fair price”, “moratorium” or other takeover or anti-takeover statute or similar Law.
  “Tax” or “Taxes” means any and all U.S. federal, state, local and non-U.S. taxes, customs, assessments, levies, duties, tariffs, imposts and other similar charges and fees, in each case, in the nature of a tax, imposed by any Governmental Entity, including any income, franchise, excess, windfall or other profits, inventory, gross receipts, capital gains, net proceeds, property, sales, use, business, net worth, goods and services, value-added, capital stock, wealth, welfare, license, fuel, natural resources, production, payroll, employment, social security, workers’

Annex A
compensation, unemployment, excise, occupancy, severance, gift, estate, recording, non-resident or other withholding, ad valorem, turnover, lease, user, stamp, transfer, occupation, premium, environmental, disability, registration, alternative or add-on minimum, base erosion minimum, or estimated tax, and any interest, penalty, additions to tax and any additional amounts imposed with respect thereto, whether disputed or not.
  “Tax Return” means any report, return, certificate, form, claim for refund, election, estimated Tax filing or declaration filed or required to be filed with any Governmental Entity with respect to Taxes, including any schedule or attachment thereto, and any amendments thereof.
  “Transfer Taxes” means any documentary, transfer, excise, sales, use, real property, stamp, registration, filing, recording and other similar Taxes (excluding, for the absence of doubt, any Taxes imposed with respect to income or gain).
  “Treasury Regulations” means the U.S. Treasury regulations promulgated under the Code.
  Section 1.2. Terms Defined Elsewhere.  The following terms are defined elsewhere in this Agreement:
401(k) Termination Date	Section 7.7(c)
Agreement	Preamble
Base Amount	Section 7.4(c)
Book-Entry Shares	Section 3.2(b)(ii)
Cancelled Shares	Section 3.1(b)
Capitalization Date	Section 4.2(a)
Certificate of Merger	Section 2.3
Certificates	Section 3.2(b)(i)
Change of Recommendation	Section 6.3(a)
Closing	Section 2.2
Closing Date	Section 2.2
Company	Preamble
Company 401(k) Plans	Section 7.7(c)
Company Acquisition Agreement	Section 6.3(a)
Company Board of Directors	Recitals
Company Board Recommendation	Recitals
Company Business Software	Section 4.15(f)
Company Common Stock	Recitals
Company Disclosure Letter	Article IV
Company Lease	Section 4.17(b)
Company Permits	Section 4.9(b)
Company Preferred Stock	Section 4.2(a)
Company SEC Documents	Section 4.5(a)
Company Stockholder Approval	Section 4.3(a)
Company Stockholders	Recitals
Company Stockholders’ Meeting	Section 7.12(b)
Consent	Section 4.4(a)
Continuing Employee	Section 7.7(a)
Converted Shares	Section 3.1(b)
Current ESPP Offering Period	Section 3.3(d)
DGCL	Recitals
Dissenting Shares	Section 3.1(e)
Divestiture Actions	Section 7.2(c)
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DOJ	Section 7.2(d)
Effective Time	Section 2.3
Enforceability Limitations	Section 4.3(b)
Evercore	Section 4.23
FTC	Section 7.2(d)
GAAP	Section 4.5(b)
Guaranteed Obligations	Section 10.14
Indemnified Parties	Section 7.4(a)
Integration Committee	Section 7.1(c)
Intervening Event	Section 6.3(d)
IRS	Section 4.13(p)
Leased Real Property	Section 4.17(b)
Letter of Transmittal	Section 3.2(b)(i)
Material Contracts	Section 4.18(a)
Material Customer	Section 4.20(a)
Material Supplier	Section 4.20(b)
Merger	Recitals
Merger Consideration	Section 3.1(a)
Merger Sub	Preamble
New Plans	Section 7.7(b)
Non-U.S. Plan	Section 4.11(h)
Old Plans	Section 7.7(b)
Outside Date	Section 9.1(d)
Parent	Preamble
Parent Disclosure Letter	Article V
Parent Governing Documents	Section 5.1
Parent Topco	Preamble
Parties	Preamble
Party	Preamble
Paying Agent	Section 3.2(a)
Payment Fund	Section 3.2(a)
Proxy Statement	Section 4.22
Regulatory Termination Fee	Section 9.2(c)(i)
Relevant Matters	Section 10.10(a)
Ruling Request	Section 6.1(b)(xx)
Sanctioned Country	Section 4.9(g)
Sanctioned Person	Section 4.9(g)
Sarbanes-Oxley Act	Section 4.5(a)
Surviving Company	Section 2.1
Surviving Company Bylaws	Section 2.4
Surviving Company Certificate of Incorporation	Section 2.4
Surviving Company Stock	Section 3.1(b)
Termination Fee	Section 9.2(b)(i)
Transactions	Recitals
WARN Act	Section 4.12(b)
Willful Breach	Section 9.2(a)

Annex A
ARTICLE II
THE MERGER
  Section 2.1. The Merger. Upon the terms and subject to the satisfaction or waiver of the conditions set forth in this Agreement, and in accordance with the DGCL, at the Effective Time, Merger Sub shall be merged with and into the Company, whereupon the separate existence of Merger Sub will cease, with the Company surviving the Merger (the Company, as the surviving entity in the Merger, sometimes being referred to herein as the “Surviving Company”), such that following the Merger, the Surviving Company will be a direct wholly owned Subsidiary of Parent. The Merger shall have the effects provided in this Agreement, the Certificate of Merger and the applicable provisions of the DGCL.
  Section 2.2. The Closing. The closing of the Merger (the “Closing”) shall take place remotely at 8:00 a.m., New York City time, on the third (3rd) Business Day after the satisfaction or, to the extent permitted by applicable Law, waiver of the conditions set forth in Article VIII (other than any such conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or, to the extent permitted by applicable Law, waiver of such conditions at the Closing), unless another date, time or place is agreed to in writing by the Company and Parent. The date on which the Closing takes place is referred to as the “Closing Date.”
  Section 2.3. Effective Time. On the Closing Date, the Parties shall cause a certificate of merger with respect to the Merger (the “Certificate of Merger”) to be duly executed and filed with the Secretary of State of the State of Delaware as provided under the DGCL and make any other filings, recordings or publications required to be made by the Company or Merger Sub under the DGCL in connection with the Merger. The Merger shall become effective at such time as the Certificate of Merger is duly filed with the Secretary of State of the State of Delaware or on such other date and time as shall be agreed to by the Company and Parent and specified in the Certificate of Merger (such date and time being hereinafter referred to as the “Effective Time”).
  Section 2.4. Governing Documents.  Unless otherwise determined by Parent prior to the Effective Time, and by virtue of the Merger and pursuant to the Certificate of Merger, at and as of the Effective Time, subject to Section 7.4, the certificate of incorporation of the Surviving Company will be amended to read substantially as set forth on Annex A hereto (the “Surviving Company Certificate of Incorporation”) and the bylaws of the Surviving Company will be amended to read substantially as set forth on Annex B hereto (the “Surviving Company Bylaws”), in each case, until thereafter changed or amended as provided therein or by applicable Law (and subject to the provisions of Section 7.4); provided that the name of the Surviving Company shall be “LiveRamp Holdings, Inc.”
  Section 2.5. Officers and Directors of the Surviving Company.  Unless otherwise determined by Parent prior to the Effective Time, the officers of Merger Sub immediately prior to the Effective Time, from and after the Effective Time, shall be the initial officers of the Surviving Company. The directors of Merger Sub immediately prior to the Effective Time, from and after the Effective Time, shall be the initial directors of the Surviving Company.
ARTICLE III
TREATMENT OF SECURITIES
  Section 3.1. Treatment of Capital Stock.
           (a) Treatment of Company Common Stock.  At the Effective Time, by virtue of the Merger and without any action on the part of the Parties or holders of any securities of the Company or of Merger Sub, each share of Company Common Stock issued and outstanding immediately prior to the Effective Time (other than any Dissenting Shares, Cancelled Shares or any Converted Shares) shall be converted, in accordance with the procedures set forth in this Agreement, into the right to receive $38.50 in cash, without interest (the “Merger Consideration”). From and after the Effective Time, all such shares of Company Common Stock (other than any Dissenting Shares, Cancelled Shares or Converted Shares) shall no longer be outstanding and shall automatically be cancelled and shall cease to exist, and each applicable holder of such Company Common Stock shall cease to have any rights with respect thereto, except the right to receive the Merger Consideration therefor upon the surrender of such shares of Company Common Stock in accordance with Section 3.2.
           (b) Certain Company Common Stock.  At the Effective Time, each share of Company Common Stock that is, immediately prior to the Effective Time, owned or held in treasury by the Company or is owned by Parent or Merger Sub (collectively, the “Cancelled Shares”) shall automatically be cancelled and retired and shall cease to exist,
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and no consideration shall be delivered in connection with the Merger with respect to such Cancelled Shares. At the Effective Time, any shares of Company Common Stock issued and outstanding immediately prior to the Effective Time that are owned by any direct or indirect wholly owned Subsidiary of Parent (other than Merger Sub) or of the Company (the “Converted Shares”) shall be converted into such number of shares of common stock of the Surviving Company (“Surviving Company Stock”) such that the ownership percentage of any such Subsidiary in the Surviving Company shall equal the ownership percentage of such Subsidiary in the Company immediately prior to the Effective Time.
           (c) Treatment of Merger Sub Shares.  At the Effective Time, each outstanding share of common stock of Merger Sub shall be automatically converted into and become one (1) fully paid and nonassessable share of Surviving Company Stock.
           (d) Adjustment to Merger Consideration.  If, between the date of this Agreement and the Effective Time, the outstanding shares of Company Common Stock are changed into a different number or class of shares by reason of any stock split, division or subdivision of shares, stock dividend, reverse stock split, consolidation of shares, reclassification, recapitalization or other similar transaction, then the Merger Consideration shall be appropriately adjusted, without duplication, to proportionately reflect any such change. Nothing in this Section 3.1(d) shall be construed to permit the Company to take any action with respect to its securities that is prohibited by the terms of this Agreement.
           (e) Dissenting Shares.  Notwithstanding anything in this Agreement to the contrary, shares of Company Common Stock that are issued and outstanding immediately prior to the Effective Time and that are owned by stockholders that have properly perfected their rights of appraisal within the meaning of Section 262 of the DGCL (the “Dissenting Shares”) shall not be converted into the right to receive the Merger Consideration, unless and until such stockholders shall have failed to perfect any available right of appraisal under applicable Law, but, instead, the holders thereof shall be entitled to payment of the appraised value of such Dissenting Shares in accordance with Section 262 of the DGCL. Notwithstanding the foregoing, if any such holder shall have failed to perfect or shall have effectively withdrawn or lost such right of appraisal, the shares of Company Common Stock held by such stockholder shall not be deemed Dissenting Shares for purposes of this Agreement and shall thereupon be deemed to have been converted into the Merger Consideration at the Effective Time in accordance with Section 3.1(a). The Company shall give Parent (i) prompt notice of any demands for appraisal filed pursuant to Section 262 of the DGCL received by the Company, withdrawals of such demands and any other instruments served or delivered in connection with such demands pursuant to the DGCL and received by the Company and (ii) to the extent permitted by applicable Law, the opportunity and right to participate with the Company in all negotiations and proceedings with respect to demands made pursuant to Section 262 of the DGCL. Neither the Company nor Parent shall, except with the prior written consent of the other Party, (A) voluntarily make any payment with respect to any such demand, (B) offer to settle or settle any such demand or (C) waive any failure to timely deliver a written demand for appraisal or timely take any other action to perfect appraisal rights in accordance with the DGCL.
  Section 3.2. Payment for Securities; Surrender of Certificates.
           (a) Payment Fund.  Prior to the Effective Time, Parent shall designate a United States bank or trust company or other independent financial institution in the United States that is reasonably acceptable to the Company to act as the paying agent in connection with the Merger (the “Paying Agent”). The Paying Agent shall also act as the agent for the Company Stockholders for the purpose of receiving and holding their Certificates and Book-Entry Shares and shall obtain no rights or interests in the shares represented thereby. Prior to the Effective Time, Parent shall deposit, or cause to be deposited, with the Paying Agent cash in immediately available funds in an amount sufficient to pay the aggregate Merger Consideration (the “Payment Fund”), in each case, for the sole benefit of the holders of Company Common Stock. In the event that the Payment Fund shall be insufficient (other than as a result of payment of the Merger Consideration in accordance with this Agreement) to pay the Merger Consideration, Parent shall promptly deposit, or cause to be deposited, additional funds with the Paying Agent in an amount that is equal to the shortfall that is required to make such payment. Parent shall cause the Paying Agent to make, and the Paying Agent shall make, delivery of the Merger Consideration out of the Payment Fund in accordance with this Agreement. The Payment Fund shall not be used for any purpose that is not expressly provided for in this Agreement. The Payment Fund shall be invested by the Paying Agent as reasonably directed by Parent; provided, however, that (i) any such investments shall be in short-term obligations of the United States, or otherwise guaranteed by the United States and backed by the full faith and credit of the United States, in each case with maturities of no more than thirty (30)

Annex A
days and (ii) no such investment or loss thereon shall affect the amounts payable to holders of Certificates or Book-Entry Shares pursuant to this Article III. Any interest and other income resulting from such investments shall be paid to Parent.
           (b) Procedures for Surrender.
      (i) Company Common Stock Certificates.  Promptly after the Effective Time, Parent shall cause the Paying Agent to mail to each holder of record of a certificate or certificates which immediately prior to the Effective Time represented outstanding shares of Company Common Stock (the “Certificates”) and whose shares of Company Common Stock were converted pursuant to Section 3.1 into the right to receive the Merger Consideration: (A) a letter of transmittal, which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon delivery of the Certificates (or affidavits of loss in lieu thereof and, if required by Parent, an indemnity bond) to the Paying Agent and shall be in such form and have such other provisions as Parent may reasonably agree upon prior to the Effective Time (the “Letter of Transmittal”) and (B) instructions for effecting the surrender of the Certificates (or affidavits of loss in lieu thereof and, if required by Parent, an indemnity bond) in exchange for payment of the Merger Consideration into which such shares of Company Common Stock have been converted pursuant to Section 3.1. Upon surrender of a Certificate (or an affidavit of loss in lieu thereof and, if required by Parent, an indemnity bond) for cancellation to the Paying Agent or to such other agent or agents as may be appointed by Parent, together with such Letter of Transmittal duly completed and validly executed in accordance with the instructions thereto, and such other documents as may be required pursuant to such instructions, and subject to the occurrence of the Effective Time, the holder of such Certificate shall be entitled to receive in exchange therefor the Merger Consideration pursuant to the provisions of this Article III for each share of Company Common Stock formerly represented by such Certificate, and the Certificate (or affidavit of loss in lieu thereof and, if required by Parent, an indemnity bond) so surrendered shall be forthwith cancelled. The Paying Agent shall accept such Certificates (or affidavits of loss in lieu thereof and, if required by Parent, an indemnity bond) upon compliance with such reasonable terms and conditions as the Paying Agent may impose to effect an orderly exchange thereof in accordance with normal exchange practices. If payment of the Merger Consideration is to be made to a Person other than the Person in whose name the surrendered Certificate is registered, it shall be a condition precedent of payment that (x) the Certificate so surrendered shall be properly endorsed or shall be otherwise in proper form for transfer and (y) the Person requesting such payment shall have paid any transfer and other similar Taxes required by reason of the payment of the Merger Consideration to a Person other than the registered holder of the Certificate surrendered or shall have established to the satisfaction of Parent that such Tax either has been paid or is not required to be paid.
      (ii) Book-Entry Shares.  Any holder of non-certificated Company Common Stock represented by book-entry (“Book-Entry Shares”) and whose shares of Company Common Stock were converted pursuant to Section 3.1 into the right to receive the Merger Consideration shall not be required to deliver a Certificate or an executed Letter of Transmittal to the Paying Agent to receive the Merger Consideration. In lieu thereof, subject to compliance with customary procedures of the Paying Agent with respect thereto, each registered holder of one (1) or more Book-Entry Shares shall upon the Effective Time be entitled to receive, and Parent shall cause the Paying Agent to pay and deliver as promptly as reasonably practicable after the Effective Time, the Merger Consideration pursuant to the provisions of this Article III for each share of Company Common Stock formerly represented by such Book-Entry Share, and the Book-Entry Share so exchanged shall be forthwith cancelled. Payment of the Merger Consideration with respect to Book-Entry Shares shall only be made to the Person in whose name such Book-Entry Shares are registered.
      (iii) No Interest.  No interest shall be paid or accrue on any portion of the Merger Consideration payable upon surrender of any Certificate (or affidavit of loss in lieu thereof in accordance with Section 3.2(e)) or in respect of any Book-Entry Share.
           (c) Transfer Books; No Further Ownership Rights.  From and after the Effective Time, the stock transfer books of the Company shall be closed and thereafter there shall be no further registration of transfers of Company Common Stock on the records of the Company. Until surrendered as contemplated by this Section 3.2, each Certificate and Book-Entry Share shall be deemed at any time after the Effective Time to represent only the right to receive the Merger Consideration as contemplated by this Article III. If, after the Effective Time, any Certificates or Book-Entry Shares formerly representing shares of Company Common Stock are presented to Parent or the Paying Agent for any reason, such Certificates or Book-Entry Shares shall be cancelled and exchanged as provided in this Article III.
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           (d) Termination of Payment Fund; No Liability.  At any time following the first (1st) anniversary of the Effective Time, Parent shall be entitled to require the Paying Agent to deliver to it any funds (including any interest received with respect thereto) remaining in the Payment Fund that have not been disbursed (other than funds for which disbursement is pending subject only to the Paying Agent’s routine administrative procedures) to holders of Certificates or Book-Entry Shares, and thereafter such holders shall be entitled to look only to Parent (subject to abandoned property, escheat or other similar Laws) as general creditors thereof with respect to the Merger Consideration payable upon due surrender of their Certificates (or affidavit of loss in lieu thereof in accordance with Section 3.2(e)) or Book-Entry Shares and compliance with the procedures in Section 3.2(b), without any interest thereon. Notwithstanding the foregoing, none of Parent, the Company, Merger Sub, the Surviving Company or the Paying Agent shall be liable to any holder of a Certificate or Book-Entry Share for any Merger Consideration or other amounts delivered to a public official pursuant to any applicable abandoned property, escheat or similar Law.
           (e) Lost, Stolen or Destroyed Certificates.  In the event that any Certificates shall have been lost, stolen or destroyed, the Paying Agent shall issue in exchange for such lost, stolen or destroyed Certificates, upon the making of an affidavit of that fact by the holder thereof and, if required by Parent, an indemnity bond, the Merger Consideration payable in respect thereof pursuant to Section 3.1.
  Section 3.3. Treatment of Company Equity Awards.
           (a) Company Options.  At the Effective Time, each Company Option that is outstanding and unexercised, whether or not vested, as of immediately prior to the Effective Time shall, without any action on the part of Parent, the Company or the holder thereof, be converted into a restricted cash award in an amount equal to (i) the number of shares of Company Common Stock subject to the Company Option as of immediately prior to the Effective Time multiplied by (ii) the excess of the Merger Consideration over the applicable exercise price per share of Company Common Stock subject to such Company Option, which restricted cash award shall otherwise be subject to the same terms and conditions as applicable to such Company Option as of immediately prior to the Effective Time (for clarity, including vesting terms for unvested Company Options); provided, however, that such restricted cash award will vest in full upon a Qualifying Termination and be settled in cash as soon as practicable, but in no event later than ten (10) Business Days, following such Qualifying Termination, or such later time as required to comply with Section 409A of the Code.
           (b) Company Restricted Stock Awards.  At the Effective Time, each Company Restricted Stock Award that is outstanding as of immediately prior to the Effective Time shall, without any action on the part of Parent, the Company or the holder thereof, be converted into a restricted cash award in an amount equal to (i) the number of shares of Company Common Stock subject to the Company Restricted Stock Award as of immediately prior to the Effective Time multiplied by (ii) the Merger Consideration, which restricted cash award shall otherwise be subject to the same terms and conditions as applicable to such Company Restricted Stock Award as of immediately prior to the Effective Time; provided, however, that such restricted cash award will vest in full upon a Qualifying Termination and be settled in cash as soon as practicable, but in no event later than ten (10) Business Days, following such Qualifying Termination, or such later time as required to comply with Section 409A of the Code.
           (c) Company RSU Award and Company PSU Awards.  At the Effective Time, each Company RSU Award and each Company PSU Award that is outstanding as of immediately prior to the Effective Time shall, without any action on the part of Parent, the Company or the holder thereof, be converted into a restricted cash award in an amount equal to (i) the number of shares of Company Common Stock subject to the Company RSU Award or Company PSU Award, as applicable, as of immediately prior to the Effective Time multiplied by (ii) the Merger Consideration, which restricted cash award shall otherwise be subject to the same terms and conditions as applicable to such Company RSU Award or Company PSU Award, as applicable, as of immediately prior to the Effective Time (except that performance goals underlying Company PSU Awards shall cease to apply); provided, however, that such restricted cash award will vest in full upon a Qualifying Termination and be settled in cash as soon as practicable, but in no event later than ten (10) Business Days, following such Qualifying Termination, or such later time as required to comply with Section 409A of the Code. For purposes of determining the number of shares of Company Common Stock subject to Company PSU Awards in clause (i), (A) in the case of Rule of 40 Company PSU Awards granted on or prior to December 31, 2025, performance goals will be deemed achieved at one hundred twenty-eight percent (128%) (in the case of fiscal year 2025 grants) or one hundred thirty-nine percent (139%) (in the case of fiscal year 2026 grants) of the target level of performance for both completed and incomplete performance periods; (B) in the case of all other Company PSU Awards granted on or prior to December 31, 2025, performance goals will be deemed achieved based on (I) actual performance for completed performance periods and (II) the greater of the target level

Annex A
and the actual level of performance through the Effective Time for incomplete performance periods (for clarity, performance for Company PSU Awards referred to as “International PSUs” that do not pay out above one hundred percent (100%) of target by award terms will be fixed at one hundred percent (100%)); and (C) in the case of Company PSU Awards granted after December 31, 2025, performance goals will be deemed achieved at the target level of performance.
           (d) Company ESPP.  As soon as practicable following the date hereof, the Company shall take all actions with respect to the Company ESPP that are necessary or appropriate to provide that: (i) with respect to the offering period in effect as of the date hereof  (the “Current ESPP Offering Period”), no employee who is not a participant in the Company ESPP as of the date hereof may become a participant in the Company ESPP and no participant may increase the percentage or dollar amount of his or her payroll deduction election from that in effect on the date hereof for the Current ESPP Offering Period; (ii) subject to the consummation of the Merger, the Company ESPP shall terminate effective immediately prior to the Effective Time; (iii) if the Current ESPP Offering Period terminates prior to the Effective Time, then the Company ESPP shall be suspended and no new offering period shall be commenced under the Company ESPP prior to the termination of this Agreement; and (iv) if the Current ESPP Offering Period is still in effect at the Effective Time, then the last day of such Current ESPP Offering Period shall be accelerated to a date that is no later than five (5) Business Days before the Closing Date (with any outstanding purchase rights fully exercised as of such accelerated date).
           (e) Prior to the Effective Time, the Company shall pass resolutions and take all other actions as are necessary or appropriate to effectuate the treatment of the Company Equity Awards and the Company ESPP as contemplated by this Section 3.3.
  Section 3.4. Withholding.  Each of the Company, Parent, Merger Sub, the Surviving Company, the Paying Agent and any other applicable withholding agent shall be entitled to deduct and withhold from amounts otherwise payable pursuant to this Agreement any amounts as are required to be withheld or deducted with respect to such payment under the Code, or any other applicable Tax Law. To the extent that amounts are so deducted or withheld, and remitted to the appropriate Governmental Entity, such amounts shall be treated for all purposes of this Agreement as having been paid to the Person in respect of which such deduction or withholding was made.
ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF THE COMPANY
  Except as disclosed in (x) any Company SEC Documents filed or furnished by the Company with the SEC on or after March 31, 2023 and publicly available prior to the date hereof  (including exhibits and other information incorporated by reference therein but excluding any predictive, cautionary or forward looking disclosures contained under the captions “risk factors”, “forward looking statements” or any similar precautionary sections and any other disclosures contained therein that are predictive, cautionary or forward looking in nature) or (y) the applicable section or subsection of the disclosure letter delivered by the Company to Parent immediately prior to the execution of this Agreement (the “Company Disclosure Letter”) (it being understood that any information set forth in one section or subsection of the Company Disclosure Letter shall be deemed to apply to and qualify the representation and warranty set forth in this Agreement to which it corresponds in number and, whether or not an explicit reference or cross-reference is made, each other representation and warranty set forth in this Article IV for which it is reasonably apparent on its face that such information is relevant to such other representation and warranty), the Company represents and warrants to Parent and Merger Sub as set forth below.
  Section 4.1. Qualification, Organization, Subsidiaries, etc.
           (a) The Company is a legal entity duly organized, validly existing and in good standing under the Laws of the State of Delaware and has all requisite corporate or similar power and authority to own, lease and operate its properties and assets and to carry on its business as presently conducted. The Company is qualified to do business and is in good standing as a foreign corporation or other entity in each jurisdiction where the ownership, leasing or operation of its assets or properties or conduct of its business requires such qualification, except where the failure to be so qualified or, where relevant, in good standing, has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. The Company has filed with the SEC, prior to the date hereof, a complete and accurate copy of the Company Governing Documents as amended to the date hereof. The Company Governing Documents are in full force and effect, and the Company is not in violation of the Company Governing Documents in any material respect.
LiveRamp Holdings, Inc. Notice of 2026 Special Meeting and Proxy Statement   A-19

           (b) Each Company Subsidiary is a legal entity duly organized, validly existing and, where such concept is recognized, in good standing under the Laws of its respective jurisdiction of organization and has all requisite corporate or similar power and authority to own, lease and operate its properties and assets and to carry on its business as presently conducted, except where the failure to be so organized, existing, or, where relevant, in good standing, or to have such power or authority, has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. Each of the Company Subsidiaries is qualified to do business and is in good standing as a foreign corporation or other entity in each jurisdiction where the ownership, leasing or operation of its assets or properties or conduct of its business requires such qualification, except where the failure to be so qualified or, where relevant, in good standing, has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. Section 4.1(b) of the Company Disclosure Letter provides, as of the date of this Agreement, (1) a true and complete list of all Company Subsidiaries and their respective jurisdictions of organization and (2) the names and the type of and percentage of interest held by any Person other than the Company or a Company Subsidiary in each such Company Subsidiary. The Company has made available to Parent prior to the date hereof complete and accurate copies of the certificates of incorporation and bylaws, or equivalent organizational or governing documents, of each of the Company’s “significant subsidiaries” (as defined in Regulation S-X promulgated under the Securities Act), each as currently in effect.
           (c) All the issued and outstanding shares of capital stock of, or other equity interests in, each Company Subsidiary have been validly issued and are fully paid and nonassessable and are wholly owned, directly or indirectly, by the Company free and clear of all Liens, other than Permitted Liens. Section 4.1(c) of the Company Disclosure Letter sets forth an accurate and complete list of each Person (other than a Company Subsidiary) in which the Company or any Company Subsidiary owns an equity or other economic interest, together with (1) the jurisdiction of incorporation or organization, as the case may be, of such other Person and (2) the type and percentage of interest held, directly or indirectly, by the Company or such Company Subsidiary in such other Person.
  Section 4.2. Capitalization.
           (a) The authorized capital stock of the Company consists of 200,000,000 shares of Company Common Stock and 1,000,000 shares of preferred stock, $1.00 par value per share (“Company Preferred Stock”). As of May 13, 2026 (the “Capitalization Date”): (i) (A) 60,087,725 shares of Company Common Stock were issued and outstanding (including 107 shares of Company Common Stock subject to Company Restricted Stock Awards), (B) 101,743,777 shares of Company Common Stock were held in the Company’s treasury, (C) Company Options covering 87,638 shares of Company Common Stock were outstanding, (D) Company RSU Awards covering 2,838,709 shares of Company Common Stock were outstanding (including 0 shares of Company Common Stock, the issuance of which has been deferred under the Company’s Directors’ Deferred Compensation Plan), and (E) Company PSU Awards covering 1,445,075 shares of Company Common Stock (assuming target performance) or 2,756,261 shares of Company Common Stock (assuming maximum performance) were outstanding; (ii) 6,826,236 shares of Company Common Stock were reserved for issuance pursuant to the Company Equity Plans; (iii) 555,239 shares of Company Common Stock were reserved for issuance pursuant to the Company ESPP; and (iv) no shares of Company Preferred Stock were issued or outstanding. No shares of capital stock of the Company are held by any of the Company Subsidiaries. All the outstanding shares of Company Common Stock are, and all shares of Company Common Stock reserved for issuance as described above shall be, if issued in accordance with the respective terms thereof  (to the extent permitted by this Agreement), duly authorized, validly issued, fully paid and nonassessable and free of preemptive rights.
           (b) Except as set forth in Section 4.2(a) and other than the shares of Company Common Stock that have become outstanding after the Capitalization Date and prior to the date hereof that were reserved for issuance as set forth in Section 4.2(a)(ii) and issued in accordance with the terms of the Company Equity Plans and the applicable Company Equity Award, in each case as of the date hereof: (i) the Company does not have any shares of capital stock or other equity interests issued or outstanding and (ii) there are no outstanding subscriptions, options, warrants, puts, calls, exchangeable or convertible securities or other similar rights, agreements or commitments or any other Contract to which the Company or any Company Subsidiary is a party or is otherwise bound obligating the Company or any Company Subsidiary to (A) issue, transfer or sell, or make any payment with respect to, any shares of capital stock or other equity interests of the Company or securities convertible into, exchangeable for or exercisable for, or that correspond to, such shares or equity interests, (B) grant, extend or enter into any such subscription, option, warrant, put, call, exchangeable or convertible securities or other similar right, agreement or commitment, or (C) redeem or otherwise acquire any such shares of capital stock or other equity interests, except, in each case, to

Annex A
another Company Subsidiary. Except as set forth in Section 4.2(a) of the Company Disclosure Letter, there are no outstanding obligations of the Company or any Company Subsidiary (1) restricting the transfer of, (2) affecting the voting rights of, (3) requiring the repurchase, redemption or disposition of, or containing any right of first refusal, right of first offer or similar right with respect to, (4) requiring the registration for sale of or (5) granting any preemptive or anti-dilutive rights with respect to, any shares of capital stock or other equity interests of the Company or any Company Subsidiary.
           (c) Neither the Company nor any Company Subsidiary has outstanding bonds, debentures, notes or other similar Indebtedness, the holders of which have the right to vote (or which are convertible into or exercisable for securities having the right to vote) with the Company Stockholders on any matter.
           (d) There are no voting trusts or other agreements, commitments or understandings to which the Company or any Company Subsidiary (or to the Company’s Knowledge, a Company Stockholder) is a party with respect to the voting of the capital stock or other equity interests of the Company. There are no outstanding subscriptions, options, warrants, puts, calls, exchangeable or convertible securities or other similar rights, agreements or commitments or any other Contract to which the Company or any Company Subsidiary is a party or is otherwise bound obligating the Company or any Company Subsidiary to provide any amount of funds to, or make any investment (in the form of a loan, capital contribution or otherwise) in, any Company Subsidiary that is not wholly owned or in any other Person.
           (e) Section 4.2(e) of the Company Disclosure Letter sets forth a schedule of all outstanding Company Equity Awards as of the Capitalization Date, including for each award, as applicable, the employee identification number of the holder, type of award (including, in the case of options, whether or not an “incentive stock option” within the meaning of Section 422 of the Code), the number of shares of Company Common Stock subject to the award, vesting terms and schedule (including time- or performance-based), per share exercise price and expiration date.
  Section 4.3. Corporate Authority.
           (a) The Company has all requisite corporate power and authority to execute and deliver this Agreement and to consummate the Transactions, including the Merger. The execution and delivery of this Agreement and the consummation of the Transactions have been duly and validly authorized by the Company Board of Directors and no other corporate proceedings (pursuant to the Company Governing Documents or otherwise) on the part of the Company are necessary to authorize the consummation of, and to consummate, the Transactions, except, with respect to the Merger, for (x) the receipt of the affirmative vote (in person or by proxy) of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the votes entitled to be cast by holders of issued and outstanding Company Common Stock to approve the Merger and adopt this Agreement at the Company Stockholders’ Meeting (the “Company Stockholder Approval”) and (y) the filing of the Certificate of Merger with the Secretary of State of the State of Delaware. On or prior to the date hereof, the Company Board of Directors has unanimously (i) determined that the terms of this Agreement and the Transactions, including the Merger, are fair to, and in the best interests of, the Company and the Company Stockholders, (ii) determined that it is in the best interests of the Company and the Company Stockholders, and declared it advisable, to enter into this Agreement, (iii) approved the execution and delivery by the Company of this Agreement, the performance by the Company of its covenants and agreements contained herein and the consummation of the Merger and the other Transactions upon the terms and subject to the conditions contained herein, and (iv) resolved to make the Company Board Recommendation. None of the foregoing actions by the Company Board of Directors have been rescinded or modified in any way (unless such rescission or modification has been effected after the date hereof in accordance with the terms of Section 6.3).
           (b) This Agreement has been duly and validly executed and delivered by the Company and, assuming this Agreement constitutes the valid and binding agreement of Parent and Merger Sub, constitutes the valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except that (i) such enforcement may be subject to applicable bankruptcy, insolvency, examinership, reorganization, moratorium or other similar Laws, now or hereafter in effect, relating to creditors’ rights generally and (ii) equitable remedies of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought (collectively, the “Enforceability Limitations”).
LiveRamp Holdings, Inc. Notice of 2026 Special Meeting and Proxy Statement   A-21

  Section 4.4. Governmental Consents; No Violation.
           (a) Other than in connection with or in compliance with (i) the DGCL, (ii) the filing of the Proxy Statement with the SEC and any amendments or supplements thereto, (iii) the Securities Act, (iv) the Exchange Act, (v) Section 721, (vi) the HSR Act and other requisite clearances or approvals under applicable requirements of other Antitrust Laws and FDI Laws and (vii) any applicable requirements of the New York Stock Exchange, no authorization, permit, notification to, consent or approval (each, a “Consent”) of, or filing with, any Governmental Entity is necessary or required, under applicable Law, for the consummation by the Company of the Transactions, except for such Consents or filings that, if not obtained or made, would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.
           (b) The execution and delivery by the Company of this Agreement do not, and, except as described in Section 4.4(a), the consummation of the Transactions and compliance with the provisions hereof will not (i) conflict with or result in any violation or breach of, or default or change of control (with or without notice or lapse of time, or both) under, or give rise to a right of, or result in, termination, modification, cancellation, first offer, first refusal or acceleration of any obligation or to the loss of a benefit or right under any Contract binding upon the Company or any Company Subsidiary or to which any of them are a party or by or to which any of their respective properties, rights or assets are bound or subject or result in the creation of any Lien upon any of the properties, rights or assets of the Company or any Company Subsidiary, other than Permitted Liens, (ii) conflict with or result in any violation of any provision of the Company Governing Documents or the organizational documents of any Company Subsidiary or (iii) conflict with or violate any Laws or Privacy Requirements applicable to the Company or any Company Subsidiary or any of their respective properties, rights or assets, other than in the case of clauses (i), (ii) and (iii), any such violation, breach, conflict, default, modification, termination, cancellation, acceleration, right, loss or Lien that has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.
  Section 4.5. SEC Reports and Financial Statements.
           (a) Since March 31, 2023, the Company has timely filed or furnished all forms, statements, documents and reports required to be filed or furnished by it with the SEC (such forms, statements, documents and reports, the “Company SEC Documents”). As of their respective filing dates, the Company SEC Documents (including amendments) complied in all material respects with the applicable requirements of the Sarbanes-Oxley Act of 2002, as amended (the “Sarbanes-Oxley Act”), the Securities Act and the Exchange Act, as the case may be, and the applicable rules and regulations promulgated thereunder and the listing and corporate governance rules and regulations of the New York Stock Exchange, and none of the Company SEC Documents contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Since March 31, 2023, neither the Company nor any Company Subsidiary has received from the SEC or any other Governmental Entity any written comments or questions with respect to any of the Company SEC Documents (including the financial statements included therein) that are not resolved, or as of the date hereof has received any written notice from the SEC or other Governmental Entity that such Company SEC Documents (including the financial statements included therein) are being reviewed or investigated, and, to the Company’s Knowledge, there is not, as of the date hereof, any investigation or review being conducted by the SEC or any other Governmental Entity of any Company SEC Documents (including the financial statements included therein). No Company Subsidiary is required to file any forms, reports or other documents with the SEC.
           (b) The consolidated financial statements (including all related notes and schedules) of the Company included in the Company SEC Documents when filed complied in all material respects with the applicable accounting requirements and complied in all material respects as to form with the other published rules and regulations of the SEC with respect thereto, in each case in effect at the time of such filing and fairly present in all material respects the consolidated financial position of the Company and its consolidated Subsidiaries, as at the respective dates thereof, and the consolidated results of their operations and their consolidated cash flows for the respective periods then ended (subject, in the case of the unaudited financial statements, to normal year-end audit adjustments, to any other adjustment described therein permitted by the rules and regulations of the SEC and to the absence of notes) in conformity with United States Generally Accepted Accounting Principles (“GAAP”) in all material respects applied on a consistent basis during the periods involved (subject, in the case of the unaudited financial statements, to normal year-end audit adjustments, to any other adjustment described therein permitted by the rules and regulations of the SEC and to the absence of notes).

Annex A
           (c) The Company is in compliance in all material respects with the applicable provisions of the Sarbanes-Oxley Act. Each required form, report and document containing financial statements that has been filed with or submitted to the SEC was accompanied by any certifications required to be filed or submitted by the Company’s principal executive officer and principal financial officer pursuant to the Sarbanes-Oxley Act and, at the time of filing or submission of each such certification, such certification complied in all material respects with the applicable provisions of the Sarbanes-Oxley Act. Neither the Company nor any of its executive officers has received since March 31, 2023 notice from any Governmental Entity challenging or questioning the accuracy, completeness, form or manner of filing of such certifications.
           (d) Neither the Company nor any Company Subsidiary is a party to, or has any Contract to become a party to, any joint venture, off-balance sheet partnership or any similar Contract, including any Contract relating to any transaction or relationship between or among the Company or any Company Subsidiary, on the one hand, and any unconsolidated affiliate, including any structured finance, special purpose or limited purpose entity or Person, on the other hand, or any off-balance sheet arrangements (as defined in Item 303(a) of Regulation S-K of the SEC) where the purpose of such Contract is to avoid disclosure of any material transaction involving, or material liabilities of, the Company in the Company’s published financial statements or any Company SEC Documents.
  Section 4.6. Internal Controls and Procedures.  The Company has established and maintains, and at all times since March 31, 2023 has maintained, disclosure controls and procedures and internal control over financial reporting (as such terms are defined in paragraphs (e) and (f), respectively, of Rule 13a-15 under the Exchange Act) as required by Rule 13a-15 under the Exchange Act. The Company’s disclosure controls and procedures are reasonably designed to ensure that all material information required to be disclosed by the Company in the reports that it files or furnishes under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC, and that all such material information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure and to make the certifications required pursuant to Sections 302 and 906 of the Sarbanes-Oxley Act. Since March 31, 2023, the Company’s principal executive officer and its principal financial officer have disclosed to the Company’s auditors and the audit committee of the Company Board of Directors (the material circumstances of which (if any) have been made available to Parent prior to the date hereof) (i) any significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls over financial reporting. Since March 31, 2023, neither the Company nor any Company Subsidiary has received any material, unresolved complaint, allegation, assertion or claim regarding the accounting or auditing practices, procedures, methodologies or methods of the Company or any Company Subsidiary or their respective internal accounting controls.
  Section 4.7. No Undisclosed Liabilities.  Neither the Company nor any Company Subsidiary has any liabilities of any nature, whether or not accrued, contingent or otherwise, except (a) as and to the extent specifically disclosed, reflected or reserved against in the Company’s consolidated balance sheet (or the notes thereto) as of December 31, 2025 included in the Company SEC Documents filed or furnished prior to the date hereof, (b) for liabilities incurred or which have been discharged or paid in full, in each case in the ordinary course of business consistent with past practice since December 31, 2025 (including liabilities for the performance of obligations under Contracts, other than any liability for any breaches of Contracts), (c) as expressly required or expressly contemplated by this Agreement, (d) for intragroup liabilities and obligations solely between the Company and wholly owned Company Subsidiaries (including solely between wholly owned Company Subsidiaries), (e) for liabilities disclosed on Section 4.7 of the Company Disclosure Letter, and (f) for liabilities which have not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.
  Section 4.8. Absence of Certain Changes or Events.
           (a) From December 31, 2025 through the date hereof, there has not occurred any Effect that has had, or would reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.
           (b) From December 31, 2025 through the date hereof, (i) except for events giving rise to and the discussion and negotiation of this Agreement, the business of the Company and the Company Subsidiaries has been conducted in all material respects in the ordinary course of business and (ii) neither the Company nor any Company Subsidiary has taken any action that, if taken after the date hereof, would constitute a breach of, or require the consent of Parent under Section 6.1(b) (other than actions described in Section 6.1(iv), Section 6.1(v) and Section 6.1(vi)).
LiveRamp Holdings, Inc. Notice of 2026 Special Meeting and Proxy Statement   A-23

  Section 4.9. Compliance with Law; Permits.
           (a) The Company and each Company Subsidiary are and have been since March 31, 2023 in compliance with and not in default under or in violation of any Laws (including Environmental Laws, employee benefits and labor Laws) applicable to the Company, such Subsidiaries or any of their respective properties or assets, except where such non-compliance, default or violation has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.
           (b) The Company and the Company Subsidiaries are and have been since March 31, 2023 in possession of all franchises, grants, authorizations, business licenses, permits, easements, variances, exceptions, consents, certificates, approvals, registrations, clearances and orders of any Governmental Entity or pursuant to any applicable Law necessary for the Company and the Company Subsidiaries to own, lease and operate their properties and assets or to carry on their businesses as they are now being conducted (the “Company Permits”), except where the failure to have any of the Company Permits has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, all Company Permits are in full force and effect, no default (with or without notice, lapse of time or both) has occurred under any such Company Permit and neither the Company nor any Company Subsidiary has received any written notice from any Governmental Entity threatening to suspend, revoke, withdraw or modify any such Company Permit.
           (c) Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, since the date that is six (6) years prior to the date hereof, neither the Company nor any Company Subsidiary, in connection with the business of the Company or any Company Subsidiary, or, to the Company’s Knowledge, any other third party (including the Company’s or the Company Subsidiaries’ respective Representatives) acting on behalf of the Company or any Company Subsidiary, has (i) taken any action in violation of any applicable Anti-Corruption Law, (ii) offered, authorized, provided or given any payment or thing of value to any Person for the purpose of influencing any act or decision of such Person to unlawfully obtain or retain business or other advantage or (iii) taken any other action that would constitute an offer to pay, a promise to pay or a payment of money or anything else of value, or an authorization of such offer, promise or payment, directly or indirectly, to any Representative of another company or entity in the course of their business dealings with the Company or any Company Subsidiary, in order to unlawfully induce such Person to act against the interest of his or her employer or principal.
           (d) Since the date that is six (6) years prior to the date hereof, neither the Company nor any Company Subsidiary has been subject to any actual, pending, or, to the Company’s Knowledge, threatened civil, criminal, or administrative actions, suits, demands, claims, hearings, notices of violation, investigations, proceedings, demand letters, settlements, or enforcement actions, or made any voluntary or mandatory disclosures to any Governmental Entity involving the Company or any Company Subsidiary in any way relating to applicable Anti-Corruption Laws, except, with respect to any such actions, suits, demands, claims, hearings, notices of violation, investigations, proceedings, demand letters, settlements, enforcement actions or voluntary disclosures arising after the date hereof, as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. The Company has established and maintains a compliance program and reasonable internal controls and procedures intended to comply with the requirements of applicable Anti-Corruption Laws.
           (e) Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, since March 31, 2023, the Company and the Company Subsidiaries have at all times conducted their businesses in all respects in accordance with applicable Sanctions and all applicable Import Restrictions and Export Controls in any countries in which any of the Company and the Company Subsidiaries conduct business. Since March 31, 2023, the Company and the Company Subsidiaries have maintained in all material respects all records required to be maintained in the Company’s and the Company Subsidiaries’ possession as required under the Import Restrictions and Export Controls and to comply with applicable Sanctions.
           (f) Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, since March 31, 2023, neither the Company nor any Company Subsidiary has sold, exported, reexported, transferred, diverted, or otherwise disposed of any products, Software, or technology (including products derived from or based on such technology) to any destination, entity, or Person prohibited by the Laws of the United States or any other country, without obtaining prior authorization from the competent Governmental Entities as required by those Laws.

Annex A
           (g) Neither the Company nor any Company Subsidiary, nor, to the Company’s Knowledge, any director, officer, agent, employee or affiliate of the Company or any Company Subsidiary: (x) is a Person that is (i) listed on any Sanctions-related list of designated Persons maintained by OFAC or the U.S. Department of State, (ii) located, organized, or resident in a country or territory that is itself the subject or target of any Sanctions (including, at the time of this Agreement, Cuba, Iran, North Korea, Syria, and the Crimea, so-called Donetsk People’s Republic, and so-called Luhansk People’s Republic regions of Ukraine) (each, a “Sanctioned Country”), (iii) designated on the Consolidated List of Persons, Groups and Entities Subject to EU Financial Sanctions maintained by the European Commission or the Consolidated List of Financial Sanctions Targets maintained by the Office of Financial Sanctions Implementation within the UK’s HM Treasury, or any other equivalent lists maintained by the competent sanctions authority of any state, or (iv) owned or controlled by any such Person or Persons described in the foregoing clauses (i), (ii) or (iii) (each, a “Sanctioned Person”) or (y) has, since March 31, 2023, conducted any business with or engaged in any transaction or arrangement with or involving, directly or indirectly, any Sanctioned Person or Sanctioned Country in violation of applicable Sanctions, or has otherwise been in violation of any such Sanctions, except, in the case of clause (x) or (y), as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. Neither the Company nor any Company Subsidiary is subject to any pending or, to the Company’s Knowledge, threatened action by any Governmental Entity that would restrict its ability to engage in export transactions, bar it from exporting or otherwise limit in any material respect its exporting activities or sales to any Governmental Entity, except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. Neither the Company nor any Company Subsidiary has, since March 31, 2023, received any written notice of material deficiencies in connection with any Export Controls or Sanctions matter from OFAC or any other Governmental Entity in its compliance efforts nor, since the date that is six (6) years prior to the date hereof, made any voluntary disclosures to OFAC or any other Governmental Entity of facts that would be reasonably likely to result in any material action being taken or any material penalty being imposed by a Governmental Entity against the Company or any Company Subsidiary, except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.
           (h) The Company is in compliance in all material respects with the applicable listing and other rules and regulations of the New York Stock Exchange.
  Section 4.10. No Critical Technologies.  The Company has conducted an assessment and determined that none of the Company, any Company Subsidiary, or any of its affiliates produce, design, test, manufacture, fabricate, or develop “critical technologies” as that term is defined in 31 C.F.R. § 800.215.
  Section 4.11. Employee Benefit Plans.
           (a) Section 4.11(a) of the Company Disclosure Letter sets forth a complete and accurate list of each material Company Benefit Plan. With respect to each material Company Benefit Plan, the Company has made available to Parent prior to the date hereof correct and complete copies of, in each case, to the extent applicable, (i) all plan documents, summary plan descriptions, summaries of material modifications, and amendments related to such plans (or, in the case of unwritten material Company Benefit Plans, written descriptions thereof) and any related trust agreement or other funding document, (ii) the most recent Form 5500 Annual Report, (iii) the most recent audited financial statement and actuarial valuation, (iv) all material filings and correspondence with any Governmental Entity within the past three (3) years and (v) the most recent determination letter or opinion letter issued by the Internal Revenue Service.
           (b) Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (i) each of the Company Benefit Plans has been operated and administered in accordance with its terms and in compliance with applicable Law, including ERISA, the Code and, in each case, the regulations thereunder; (ii) all contributions, premiums or other amounts due or payable with respect to each Company Benefit Plan (or insurance policies related thereto) have been timely paid in full or accrued in accordance with GAAP or applicable international accounting standards; and (iii) there are no pending, or to the Company’s Knowledge, threatened or anticipated claims, actions, investigations or audits (other than routine claims for benefits) by, on behalf of, against or involving any of the Company Benefit Plans or any trusts related thereto.
           (c) Within the last six (6) years, no Company Benefit Plan has been an employee benefit plan subject to Section 302 or Title IV of ERISA or Section 412, 430 or 4971 of the Code. None of the Company, its Subsidiaries or any of their respective ERISA Affiliates has incurred or is reasonably expected to incur any Controlled Group Liability that has not been satisfied in full.
LiveRamp Holdings, Inc. Notice of 2026 Special Meeting and Proxy Statement   A-25

           (d) Neither the Company, its Subsidiaries nor any of their respective ERISA Affiliates has, at any time during the preceding six (6) years, contributed to, been obligated to contribute to or had any liability (including any contingent liability) with respect to any (i) “multiemployer plan” within the meaning of Section 3(37) of ERISA, (ii) plan that has two (2) or more contributing sponsors, at least two (2) of whom are not under “common control” (within the meaning of Section 4063 of ERISA), or (iii) “multiple employer welfare arrangement” within the meaning of Section 3(40) of ERISA.
           (e) No Company Benefit Plan provides post-termination or retiree health or life insurance benefits (whether or not insured), with respect to current or former employees, directors or other individual service providers of the Company or the Company Subsidiaries beyond their retirement or other termination of service, other than coverage mandated by the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, or comparable U.S. state Law.
           (f) Each Company Benefit Plan that is intended to be “qualified” within the meaning of Section 401(a) of the Code has received a favorable determination letter or opinion letter as to its qualification, and there are no existing circumstances or any events that have occurred that would reasonably be expected to adversely affect the qualified status of any such plan. Each Company Benefit Plan that is in any part a “nonqualified deferred compensation plan” subject to Section 409A of the Code complies and has complied, both in form and operation, in all material respects, with the requirements of Section 409A of the Code and the final regulations and other applicable guidance thereunder.
           (g) Neither the execution and delivery of this Agreement nor the consummation of the Transactions (either alone or in conjunction with any other event) will (i) result in any payment or benefit (including severance and unemployment compensation, forgiveness of indebtedness or otherwise) becoming due to any current or former director, employee or other individual service provider of the Company or any Company Subsidiary, (ii) increase the amount or value of any compensation or benefits otherwise payable to any current or former director, employee or other individual service provider of the Company or any Company Subsidiary, (iii) result in any acceleration of the time of payment, delivery, funding, vesting or exercisability of any such compensation or benefits, (iv) limit the Company’s right to amend, modify, terminate or transfer the assets of, any Company Benefit Plan, (v) cause the Company or any Company Subsidiary to transfer or set aside any assets to fund any compensation or benefits under any Company Benefit Plan, or (vi) result in any payment (whether in cash or property or the vesting of property) to any “disqualified individual” (as such term is defined in Treasury Regulations Section 1.280G-1) that would, individually or in combination with any other such payment, constitute an “excess parachute payment” (as defined in Section 280G(b)(1) of the Code).
           (h) No Company Benefit Plan that is maintained primarily for the benefit of employees or other individual service providers of the Company and the Company Subsidiaries located outside the United States (a “Non-U.S. Plan”) is a defined benefit pension plan. Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, each Non-U.S. Plan (i) has been maintained and operated in accordance with all applicable Laws and requirements, (ii) that is intended to qualify for special tax treatment meets all requirements for such treatment, and (iii) that is intended to be funded and/or book-reserved is fully funded and/or book-reserved, as appropriate, based upon reasonable actuarial assumptions.
           (i) Neither the Company nor any Company Subsidiary is a party to or has any obligation to compensate or reimburse any Person for excise Taxes payable pursuant to Section 4999 of the Code or for additional Taxes or penalties payable pursuant to Section 409A of the Code.
  Section 4.12. Labor Matters.
           (a) Neither the Company nor any Company Subsidiary is a party to, or bound by, any collective bargaining agreement or other Contract with a labor union, works council, labor organization, collective bargaining unit, employee committee or other authorized employee representative body. Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (i) neither the Company nor any Company Subsidiary is (or has during the past two (2) years been) subject to a labor dispute, strike, grievance, lockout or work stoppage, in each case whether pending or threatened and (ii) there are no organizational efforts with respect to the formation of a labor union, works council, labor organization, collective bargaining unit, employee committee or other authorized employee representative body presently being made or, to the Knowledge of the Company, threatened involving employees or other individual service providers of the Company or any

Annex A
Company Subsidiary. The Company and the Company Subsidiaries are in compliance in all material respects with respect to any obligations to notify, inform, consult with, or seek the consent of, any works council or other authorized employee representative body in connection with any of the transactions contemplated by this Agreement.
           (b) Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the Company and each Company Subsidiary are and have been since March 31, 2023 in compliance with all applicable Laws respecting labor, employment and employment practices, including immigration, fair employment practices, terms and conditions of employment, workers’ compensation, occupational safety and health requirements, family and medical leave, plant closings, mass layoffs, worker classification (including as employees and independent contractors), exempt and non-exempt status, compensation and benefits, wages and hours and the Worker Adjustment and Retraining Notification Act of 1988, as amended (the “WARN Act”), or any similar state, local or foreign Law.
           (c) To the Knowledge of the Company, during the past five (5) years, no material allegations of sexual harassment or misconduct have been made against any employee of the Company or any Company Subsidiary with annual base compensation of  $300,000 or more. Neither the Company nor any Company Subsidiary has entered into any settlement agreement related to allegations of the foregoing conduct by individuals described in the immediately preceding sentence.
  Section 4.13. Tax Matters.
           (a) Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the Company and the Company Subsidiaries have timely filed (taking into account any valid extension of time within which to file) all Tax Returns that are required to be filed by or with respect to them, and all such Tax Returns have been prepared in accordance with all applicable Laws and are true, correct and complete.
           (b) Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the Company and the Company Subsidiaries have timely paid in full to the appropriate Governmental Entity all Taxes required to be paid by them (whether or not shown as due on any Tax Return), and the financial statements of the Company and the Company Subsidiaries reflect adequate reserves established in accordance with GAAP for Taxes of the Company or any Company Subsidiary as of the date thereof.
           (c) Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the Company and the Company Subsidiaries (i) have duly and timely paid, deducted, withheld and collected all amounts required to be paid, deducted, withheld or collected by any of them with respect to any payment owing to, or received from, their employees, creditors, independent contractors, customers and other third parties (and have timely paid over any amounts so withheld, deducted or collected to the appropriate Governmental Entity), and (ii) have otherwise complied with all applicable Laws relating to the payment, withholding, collection and remittance of Taxes (including information reporting requirements).
           (d) There is no (i) claim, litigation, audit, examination, investigation or other proceeding pending or threatened in writing with respect to any Taxes or Tax matters (including Tax Returns) of the Company or any Company Subsidiary or (ii) deficiency for Taxes that has been assessed by any Governmental Entity against the Company or any Company Subsidiary (and that has not been fully satisfied by payment), except, in each case, solely with respect to any such claim, litigation, audit, examination, investigation, other proceeding or deficiency arising after the date hereof, as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.
           (e) Neither the Company nor any Company Subsidiary is the beneficiary of any material Tax exemption, Tax holiday or other Tax reduction contract or order.
           (f) Neither the Company nor any Company Subsidiary (i) has waived or extended any statute of limitations with respect to the collection or assessment of material Taxes, which waiver or extension has not since expired or (ii) has requested a waiver or extension of any statute of limitations with respect to the collection or assessment of material Taxes, in each case, which waiver or extension has continuing effect after the Closing Date, other than as a result of any automatic or automatically granted extensions or waivers of the statute of limitations in respect of filing Tax Returns.
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           (g) Within the last two (2) years, neither the Company nor any Company Subsidiary has distributed stock of another Person, or has had its stock distributed by another Person, in a transaction that was purported or intended to be governed in whole or in part by Section 355(a) of the Code.
           (h) Neither the Company nor any Company Subsidiary (i) is or was a member of any affiliated, consolidated, combined, unitary, group relief or similar group for purposes of filing Tax Returns or paying Taxes (other than a group the common parent of which is or was the Company or any Company Subsidiary), (ii) is a party to or bound by, or has any obligation under, any material Tax allocation, sharing, indemnity, or reimbursement agreement or arrangement (other than any customary Tax indemnification provisions in commercial agreements entered into in the ordinary course of business not primarily related to Taxes, and other than any agreement or arrangement solely among the Company and the Company Subsidiaries), or (iii) has any material liability for Taxes of any Person (other than the Company or any Company Subsidiary) under Treasury Regulations Section 1.1502-6 (or any similar or analogous provision of state, local, or non-U.S. Law) or as transferee or successor or otherwise by operation of Law.
           (i) There are no Liens in respect of or on account of material Taxes upon any property or assets of the Company or any Company Subsidiary, other than Permitted Liens.
           (j) No material claim in respect of Taxes has been made in writing by any Tax authority in a jurisdiction where the Company or any Company Subsidiary has not filed Tax Returns that the Company or any Company Subsidiary is or may be subject to Tax by, or required to file Tax Returns with respect to Taxes in, such jurisdiction. Neither the Company nor any Company Subsidiary is or has been subject to Tax in any country other than the country of its incorporation by virtue of having a permanent establishment or other place of business or taxable presence in that country.
           (k) Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the Company and the Company Subsidiaries have at all times complied in all respects with all applicable Laws regarding the preparation and maintenance of all documentation required to substantiate their transfer pricing practices and methodologies.
           (l) Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the Company and the Company Subsidiaries have at all times complied in all respects with all applicable Laws regarding the registration for, and collection and remittance of, sales, goods and services, value-added, and similar Taxes.
           (m) Neither the Company nor any Company Subsidiary is or will be required to include any material item of income in, or exclude any material item of deduction from, taxable income for any taxable period (or portion thereof) beginning after the Closing Date as a result of any (i) adjustment pursuant to Section 481(a) of the Code (or any similar or analogous provision of state, local or non-U.S. Law) with respect to a change in accounting method that occurred at or prior to the Closing, (ii) installment sale or open transaction made or entered into at or prior to the Closing, (iii) deferred revenue or prepaid amount received or accrued at or prior to the Closing, or (iv) closing agreement (within the meaning of Section 7121 of the Code (or any similar or analogous provision of state, local, or non-U.S. Law)) entered into at or prior to the Closing. Neither the Company nor any Company Subsidiary has made an election pursuant to Section 965(h) of the Code.
           (n) Neither the Company nor any Company Subsidiary is a party to, or in receipt of, any “closing agreement” (within the meaning of Section 7121(a) of the Code (or any similar or analogous provision of state, local or non-U.S. Law)) or other ruling or written agreement with a Tax authority, in each case, with respect to material Taxes.
           (o) Other than any ownership change resulting from the Transactions, to the Knowledge of the Company as of the date of this Agreement, no “ownership change” within the meaning of Section 382 of the Code has occurred with respect to the Company or any Company Subsidiary.
           (p) Section 4.13(p) of the Company Disclosure Letter lists each Company Subsidiary that is not a “United States person” within the meaning of Section 7701(a)(30) of the Code and, for each such Company Subsidiary, the U.S. federal income Tax classification thereof. All applicable U.S. Internal Revenue Service (“IRS”) Forms 5471 and all other applicable material U.S. federal income Tax Returns in respect of each such Company Subsidiary have been duly and properly filed with the IRS.

Annex A
           (q) Neither the Company nor any Company Subsidiary has participated in any “listed transaction” within the meaning of Treasury Regulations Section 1.6011-4(b)(2) (or any similar or analogous provision of state, local or non-U.S. Law).
           (r) Notwithstanding anything to the contrary contained in this Agreement, other than the representations and warranties set forth in Section 4.11 to the extent they relate to Taxes, the representations and warranties set forth in this Section 4.13 constitute the sole and exclusive representations and warranties relating to Taxes, Tax Returns and any other matters relating or attributable to Taxes.
  Section 4.14. Litigation; Orders.
           (a) There are no Proceedings pending or, to the Knowledge of the Company, threatened against the Company or any Company Subsidiary or any of their respective properties, rights or assets by or before any Governmental Entity that would reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. There are no orders, judgments or decrees of or settlement agreements with any Governmental Entity that would reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.
           (b) There are no pending Proceedings initiated or asserted by the Company or any Company Subsidiary that would reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.
  Section 4.15. Intellectual Property.
           (a) Section 4.15(a) of the Company Disclosure Letter lists for each item of Company Registered IP: (i) the application or registration number, title, owner(s), and the jurisdiction of filing, registration or issuance; and (ii) the status (i.e., whether registered or applied-for) of such item. Each material item of Company Registered IP is subsisting, enforceable, and to the Knowledge of the Company, valid, and is not subject to any order, writ, injunction, award, judgment, ruling, stipulation or decree of any Governmental Entity that impairs or limits, in any material respect, the validity, scope or enforceability of, or the Company’s or any Company Subsidiary’s ownership or right to use or exploit, any such Company Registered IP as used in the business of the Company and the Company Subsidiaries as presently conducted.
           (b) Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the Company and its Subsidiaries (i) exclusively own and possess all right, title, and interest in and to all Company IP, in each case, free and clear of all Liens other than Permitted Liens, and (ii) have the sufficient right to use or practice, as applicable, pursuant to valid and enforceable licenses, all other Intellectual Property used in connection with or necessary for the operation of the business of the Company and the Company Subsidiaries.
           (c) Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect: (i) no third party is infringing, misappropriating or otherwise violating any Company IP and, since March 31, 2023, neither the Company nor any Company Subsidiary has made any written claims alleging any such infringement, misappropriation or violation; and (ii) the conduct of the business of the Company and the Company Subsidiaries is not infringing, misappropriating or violating, or has infringed, misappropriated, or violated, any Intellectual Property of any third party. Since March 31, 2023, neither the Company nor any Company Subsidiary has received any written notice, and there is no claim or Proceeding pending against, or, to the Knowledge of the Company, threatened in writing against, any of them, alleging that the conduct of the business of the Company and the Company Subsidiaries infringes, misappropriates, or violates the Intellectual Property of any third party or challenging the validity, enforceability, scope, or ownership of any Company IP, in each case, in a manner that is or could reasonably be expected to be material to the Company and the Company Subsidiaries, taken as a whole.
           (d) Except as would not reasonably be expected to be, individually or in the aggregate, material to the Company and the Company Subsidiaries, taken as a whole, the effect of the transactions contemplated herein will not (i) terminate, grant, exercise, or alter (or give rise to any right to terminate, grant, exercise, or alter) any ownership rights in any Company IP, or other rights in any Intellectual Property granted to the Company that is material to the business of the Company and the Company Subsidiaries, or (ii) give rise to or allow any Person to exercise any additional right or impose any additional restriction on the business under any agreement granting rights to any Company IP.
LiveRamp Holdings, Inc. Notice of 2026 Special Meeting and Proxy Statement   A-29

           (e) Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, all Persons (including current and former employees, consultants, and independent contractors) who have developed any Intellectual Property for or on behalf of the Company or any Company Subsidiary that is material to the business of the Company and the Company Subsidiaries (i) have assigned to the Company or a Company Subsidiary, as applicable, all of their right, title and interest in and to such Intellectual Property, or else ownership of such Intellectual Property has otherwise vested in one or more of the Company or the Subsidiaries as a matter of Law, and (ii) has executed a written Contract with the Company or a Company Subsidiary obligating such Person to maintain the confidentiality of  (and not disclose) any Trade Secret included within Company IP, and to the Knowledge of the Company, no such Person is in violation of any such Contract in a manner material to the business of the Company and the Company Subsidiaries. The Company and the Company Subsidiaries use and have used commercially reasonable efforts to maintain the confidentiality of all Trade Secrets included within Company IP (and other confidential information, including customer data, Processed in connection with the business of the Company and the Company Subsidiaries) and, except as would not reasonably be expected to be, individually or in the aggregate, material to the Company and the Company Subsidiaries, taken as a whole, there have not been any unauthorized uses or disclosures of any such Trade Secrets that are or would reasonably be expected to be material to the business of the Company and the Company Subsidiaries.
           (f) Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (i) none of the Software developed by or for the Company or a Company Subsidiary and used in connection with the operation of the business of the Company and the Company Subsidiaries (collectively, “Company Business Software”) has been distributed in a manner requiring, as a condition of any Open Source License, that any portion of such Company Business Software be licensed, distributed or otherwise made available to third parties (A) in source code format, (B) under terms that permit redistribution, reverse engineering, modification or the creation of derivative works of such Company Business Software, or (C) on a royalty-free or no-fee basis; and (ii) no source code with respect to any Company Business Software has been provided or made available to any Person, except for Persons who are subject to reasonable written confidentiality and nondisclosure agreements restricting such Persons’ rights to disclose and use such Company Business Software and otherwise protecting the Company’s and the Company Subsidiaries’ rights therein.
           (g) Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (i) the Company and each Company Subsidiary complies with all applicable Laws governing the development, training, fine-tuning, validation, testing, improvement, use and deployment of AI Systems by or on behalf of the Company and each Company Subsidiary and there has been no material non-compliance with any such Laws, (ii) for each AI System trained, fine-tuned or otherwise created, developed or improved by or on behalf of the Company or any Company Subsidiary, the Company or the applicable Company Subsidiary had sufficient rights to collect, use and process all data in the manner collected or Processed for such training, fine-tuning, creation, development or improvement by or on behalf of the Company or the applicable Company Subsidiary, as applicable, (iii) neither the Company nor any Company Subsidiary is or has been the subject of any Proceeding (or a request for information or testimony from any Governmental Entity) alleging that the Company or any Company Subsidiary violated any applicable Law or other binding contractual obligation regarding any AI System, and (iv) neither the Company nor any Company Subsidiary develops, uses, deploys or makes available any AI Systems categorized as “prohibited” or “unlawful” or that are similarly categorized under applicable Law.
  Section 4.16. Company IT; Privacy and Data Protection.
           (a) Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect: (i) the Company and the Company Subsidiaries use commercially reasonable efforts to protect the Company IT from any unauthorized use, access, interruption, or modification, (ii) the Company and the Company Subsidiaries have valid and sufficient rights to use the Company IT as currently used in their business, (iii) the Company IT (A) is sufficient for the current needs of the business of the Company and the Company Subsidiaries, and (B) is in sufficiently good working condition to effectively perform all information technology operations necessary for the operation of the business of the Company and the Company Subsidiaries as currently conducted, and (iv) there have been no unauthorized intrusions, failures, breakdowns, continued substandard performance, or other adverse events affecting any such Company IT that have caused any material disruption of or material interruption in or to the operation of the business of the Company and the Company Subsidiaries.

Annex A
           (b) Except as would not reasonably be expected to be, individually or in the aggregate, material to the Company and the Company Subsidiaries, taken as a whole, the Company’s and each Company Subsidiary’s Processing of Protected Information and any such Processing by authorized third parties on the Company’s or a Company Subsidiary’s behalf, have complied with all applicable Privacy Requirements. Except as would not reasonably be expected to be, individually or in the aggregate, material to the Company and the Company Subsidiaries, taken as a whole, the Company and each Company Subsidiary have all rights, authority, consents and authorizations necessary to receive, access, use and disclose the Protected Information in their possession or under their control, or that they otherwise Process or have Processed on their behalf, in connection with the operation of their businesses as presently conducted.
           (c) Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (i) there has been no (A) data security breach, unauthorized access to, or malicious disruption of any Company IT, or (B) other incidents involving the unauthorized access, acquisition, use or disclosure of any Protected Information of, or Processed or controlled by or on behalf of, the Company or the Company Subsidiaries, including any such unauthorized access, acquisition, use or disclosure of Protected Information that would constitute a breach for which notification by the Company or any Company Subsidiary to individuals or Governmental Entities is required under any applicable Privacy Requirements, and (ii) no Company IT contains or makes available any disabling codes or instructions, “time bombs”, “Trojan horses”, “back doors”, “trap doors”, “worms”, viruses, bugs, faults, security vulnerabilities or other similar Software routines.
           (d) Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, no third party who Processes Protected Information on behalf of, or shared Protected Information with, the Company or the Company Subsidiaries (including customers, vendors, suppliers or subcontractors) has (i) suffered any security breach that resulted in any unauthorized access to or use of any Protected Information, (ii) breached any obligations relating to Protected Information in Contracts with the Company or any Company Subsidiary or (iii) violated any Laws applicable to their Processing of Protected Information.
           (e) Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the Company and the Company Subsidiaries, and, to the Knowledge of the Company, each third-party service provider that Processes Protected Information for or on behalf of the Company and its Subsidiaries, have implemented and maintain a commercially reasonably written information security program and reasonable and appropriate organizational, physical, administrative and technical safeguards designed in all material respects to (i) comply with applicable Privacy Requirements, (ii) protect the Company IT, together with any Protected Information held or Processed by the Company or a Company Subsidiary, and (iii) maintain notification procedures in compliance in all material respects with applicable Privacy Requirements. The Company and the Company Subsidiaries regularly test their written information security program by conducting security audits, penetration tests, and/or vulnerability scans, and, to the Knowledge of the Company, no entity has identified any high or critical vulnerability that has not been fully remediated.
           (f) Since March 31, 2023, except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, no Person has (i) made or, to the Knowledge of the Company, threatened any written claim against the Company or a Company Subsidiary or (ii) commenced any Proceeding against the Company or a Company Subsidiary, in each case, with respect to (A) any alleged violation of any Privacy Requirement or (B) any of the Company’s or a Company Subsidiary’s privacy or data security practices with respect to Protected Information, including, in each case, any loss, damage or unauthorized access, acquisition, use, disclosure, modification or other misuse of any Protected Information maintained by or on behalf of the Company or the Company Subsidiaries.
           (g) Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the Company and the Company Subsidiaries have in place commercially reasonable disaster recovery plans and procedures for their material businesses.
  Section 4.17. Real Property.
           (a) Except as set forth on Section 4.17(a) of the Company Disclosure Letter, the Company and the Company Subsidiaries do not own any real property.
           (b) Section 4.17(b)(i) of the Company Disclosure Letter sets forth a complete and correct list, as of the date hereof, of each real property that the Company or any Company Subsidiary leases, subleases or occupies
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(“Leased Real Property”) and the street address of each such Leased Real Property. Section 4.17(b)(ii) of the Company Disclosure Letter sets forth a complete and correct list, as of the date hereof, of each Contract (each, a “Company Lease”) pursuant to which the Company or any Company Subsidiary leases, subleases or occupies any Leased Real Property. True and complete copies of each Company Lease in effect as of the date hereof have been made available to Parent prior to the date hereof. Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (i) each Company Lease is a valid, binding and enforceable obligation of the Company or the Company Subsidiary which is party thereto and, to the Knowledge of the Company, the other party or parties thereto, in accordance with its terms and in full force and effect, subject to the Enforceability Limitations, and no uncured default or event of default (or any event that with notice or lapse of time or both would become a default) on the part of the Company or, if applicable, any Company Subsidiary or, to the Company’s Knowledge, any other party thereunder exists with respect to any Company Lease, (ii) the Company or its applicable Subsidiary has not (A) subleased, licensed, or otherwise granted any Person the right to use or occupy any Leased Real Property or (B) collaterally assigned or granted any other security interests in any Company Lease or any interest therein, (iii) there are no Liens on the estate or interests created by any such Company Lease, except Permitted Liens, and (iv) the Company or a Company Subsidiary has a good and valid leasehold interest in the Leased Real Property, free and clear of all Liens, other than Permitted Liens.
  Section 4.18. Material Contracts.
           (a) Except for this Agreement, Section 4.18(a) of the Company Disclosure Letter contains a complete and correct list, as of the date hereof, of each Contract described in this Section 4.18(a) under which the Company or any Company Subsidiary has any current or future rights, responsibilities, obligations or liabilities (in each case, whether contingent or otherwise) or to which the Company or any Company Subsidiary is a party or to which any of their respective properties or assets is subject, other than any Company Benefit Plans (all Contracts of the type described in this Section 4.18(a), whether or not set forth on Section 4.18(a) of the Company Disclosure Letter, being referred to herein as “Material Contracts”):
      (i) each Contract that limits in any material respect the freedom of the Company, any Company Subsidiary or any of their respective affiliates (including Parent and its affiliates after the Effective Time) to compete or engage in any line of business or geographic region or with any Person or sell, supply or distribute any product or service or that otherwise has the effect of restricting in any material respect the Company, the Company Subsidiaries or their respective affiliates (including Parent and its affiliates after the Effective Time) from the development, marketing or distribution of products and services, in each case, in any geographic area;
      (ii) any material partnership, strategic alliance, joint venture, collaboration or limited liability company agreement (other than any such agreement solely between or among the Company and its wholly owned Subsidiaries) or similar Contract;
      (iii) each Contract in respect of a business or entity acquisition or divestiture (whether by merger, consolidation, or transfer of equity or assets of such business or entity) that contains any material continuing or unsatisfied covenants, indemnities or other obligations to be performed by the Company or any Company Subsidiary (including “earnout” or other contingent payment obligations);
      (iv) each Contract (other than a Contract with any Data Supplier) that provides for the Company or any Company Subsidiary to obtain a service, license, product, product line, operations or line of business from any Person (including any of the Material Suppliers) that involves annual payments or consideration in excess of  $3,000,000, or that contains any minimum purchase commitments in excess of  $3,000,000 annually;
      (v) each Contract that gives any Person the right to acquire any assets of the Company or any Company Subsidiary (excluding ordinary course commitments to purchase products or services) after the date hereof with consideration of more than $3,000,000;
      (vi) each Company Lease;
      (vii) any Contract with a Governmental Entity;

Annex A
      (viii) any settlement or similar Contract restricting in any material respect the operations or conduct of the Company or any Company Subsidiary or any of their respective affiliates (including Parent and its affiliates after the Effective Time);
      (ix) each Contract (other than a Contract with any Data Supplier) not otherwise described in any other subsection of this Section 4.18(a) pursuant to which the Company or any Company Subsidiary has paid or received payments in excess of  $5,000,000 in the twelve (12) month period ended March 31, 2026, or is obligated to pay or entitled to receive payments in excess of  $5,000,000 in the twelve (12) month period following the date hereof, other than Contracts solely between the Company and a wholly owned Company Subsidiary or solely between wholly owned Company Subsidiaries;
      (x) any Contract that obligates the Company or any Company Subsidiary to make any capital investment or capital expenditure outside the ordinary course of business and in excess of  $1,000,000 per annum;
      (xi) except where the exercise of any such right or imposition of such limitation has not been, and would not reasonably be expected to be, individually or in the aggregate, material to the Company and the Company Subsidiaries, taken as a whole, each Contract that grants any right of first refusal, right of first offer or similar right or that limits the ability of the Company, any Company Subsidiary or any of its affiliates (including Parent or any of its affiliates after the Effective Time) to own, operate, sell, transfer, pledge or otherwise dispose of any businesses or assets;
      (xii) each Contract that contains any exclusivity rights or “most favored nations” provisions, in each case, that are material in any respect to the Company or its affiliates (including Parent or its affiliates after the Effective Time);
      (xiii) each Contract governing any collaboration, co-promotion, strategic alliance or design project which, in each case, is material to the Company and the Company Subsidiaries, taken as a whole;
      (xiv) each Contract evidencing or relating to outstanding Indebtedness (or commitments in respect thereof) of the Company or any Company Subsidiary (whether incurred, assumed, guaranteed or secured by any asset) in an amount in excess of  $1,000,000 other than Contracts solely between the Company and a wholly owned Company Subsidiary or between wholly owned Company Subsidiaries;
      (xv) each Contract (A) pursuant to which the Company or any Company Subsidiary grants or receives any license, option, waiver, covenant not to assert or similar right with respect to Intellectual Property that is material to the businesses of the Company and the Company Subsidiaries, or agrees to limit its use or exploitation of any material Company IP in any material respect, including pursuant to any settlement agreement, coexistence agreement or similar arrangement, (B) governing the development or ownership of any material Company IP, or (C) that otherwise materially restricts the Company’s or any Company Subsidiary’s (or will, following the Closing, materially restrict Parent’s) use or exploitation of any Company IP (including consent-to-use, coexistence, and concurrent use agreements), in each case, other than any (x) non-exclusive licenses granted with respect to commercially available third party Software pursuant to off-the-shelf terms, (y) employee and third-party developer invention assignment agreements granted on the Company and its Subsidiaries’ standard terms, and (z) non-exclusive licenses granted to customers, in each case, that are entered into in the ordinary course of business consistent with past practice;
      (xvi) each Contract between the Company or any Company Subsidiary, on the one hand, and any officer, director or affiliate (other than a wholly owned Company Subsidiary) of the Company or any Company Subsidiary, any beneficial owner, directly or indirectly, of more than five percent (5%) of the shares of Company Common Stock or any of their respective “associates” or “immediate family” members (as such terms are defined in Rule 12b-2 and Rule 16a-1 of the Exchange Act), on the other hand, including any Contract pursuant to which the Company or any Company Subsidiary has an obligation to indemnify such officer, director, affiliate, beneficial owner or family member;
      (xvii) each Contract with a Material Customer;
      (xviii) each Contract with a Material Supplier; and
      (xix) each Contract with a Material Data Supplier.
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      (xx) any Contract not otherwise described in any other subsection of this Section 4.18(a) that would constitute a “material contract” (as such term is defined in Item 601(b)(10) of Regulation S-K of the SEC) with respect to the Company (other than those agreements and arrangements described in Item 601(b)(10)(iii) of Regulation S-K of the SEC).
           (b) True and complete copies of each Material Contract in effect as of the date hereof have been made available to Parent or publicly filed with the SEC prior to the date hereof. Neither the Company nor any Company Subsidiary is in breach of or default under the terms of any Material Contract, except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. To the Company’s Knowledge, as of the date hereof, no other party to any Material Contract is in breach of or default under the terms of any Material Contract where such breach or default has had or would reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, each Material Contract is a valid, binding and enforceable obligation of the Company or the Company Subsidiary which is party thereto and, to the Company’s Knowledge, of each other party thereto, and is in full force and effect, subject to the Enforceability Limitations and any expiration thereof in accordance with its terms existing as of the date hereof.
  Section 4.19. Environmental Matters.  Since the date that is three (3) years prior to the date hereof, except for matters that have not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (a) neither the Company nor any Company Subsidiary is in violation of any Environmental Law, (b) none of the properties currently or to the Knowledge of the Company, formerly owned or occupied by the Company or any Company Subsidiary (or which the Company or any Company Subsidiary has a right to occupy) is contaminated with any Hazardous Substance under circumstances that would reasonably be expected to require remediation or other action pursuant to any Environmental Law, (c) except for matters which have been fully resolved with no outstanding potential liability for the Company or any of its Subsidiaries, neither the Company nor any Company Subsidiary has received any request for information, notice of liability or potential liability or claim or, to the Knowledge of the Company, is otherwise subject to liability relating to any off-site disposal or contamination involving Hazardous Substances affecting any non-owned properties or natural resources and (d) neither the Company nor any Company Subsidiary is subject to any order, decree, injunction or other binding agreement with any Governmental Entity or any indemnity or other contractual agreement with any third party providing for or requiring it to assume or incur any liability or obligations under any Environmental Law.
  Section 4.20. Customers and Suppliers.
           (a) Section 4.20(a) of the Company Disclosure Letter sets forth the twenty (20) largest customers of the Company and the Company Subsidiaries (based on payments received) for the twelve (12) month period ended March 31, 2026 (each, a “Material Customer”). Since March 31, 2025, neither the Company nor any Company Subsidiary has received any written (or to the Knowledge of the Company, oral) notice from any Material Customer that such Material Customer shall not continue as a customer to the Company or that such Material Customer intends to terminate or materially adversely modify existing Contracts with the Company or the Company Subsidiaries, except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.
           (b) Section 4.20(b) of the Company Disclosure Letter sets forth the fifteen (15) largest suppliers and vendors of the Company and the Company Subsidiaries (based on payments made) for the twelve (12) month period ended March 31, 2026 (each, a “Material Supplier”). Since March 31, 2025, neither the Company nor any Company Subsidiary has received any written (or to the Knowledge of the Company, oral) notice from any Material Supplier that such Material Supplier shall not continue as a supplier to the Company or that such Material Supplier intends to terminate or materially adversely modify existing Contracts with the Company or the Company Subsidiaries, except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.
  Section 4.21. Insurance.  Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (a) all current insurance policies and insurance Contracts of the Company and the Company Subsidiaries are in full force and effect and are valid and enforceable and cover against the risks as are customary for companies of similar size in the same or similar lines of business and (b) all premiums due thereunder have been paid. Neither the Company nor any Company Subsidiary has received notice of cancellation or termination with respect to any current third-party insurance policies or insurance Contracts (other

Annex A
than in connection with normal renewals of any such insurance policies or Contracts) where such cancellation or termination has had or would reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.
  Section 4.22. Information Supplied.  The information relating to the Company and the Company Subsidiaries to be contained in, or incorporated by reference in, the proxy statement to be filed with the SEC in connection with seeking Company Stockholder Approval (including the letter to stockholders, notice of meeting and form of proxy, the “Proxy Statement”) (or any amendment or supplement thereto) will not, on the date the Proxy Statement is first mailed to the Company Stockholders or at the time the Proxy Statement (or any amendment or supplement thereto) is filed with the SEC or on the date of the Company Stockholders’ Meeting, contain any untrue statement of any material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, at the time and in light of the circumstances under which they were made, not false or misleading. The Proxy Statement will comply in all material respects as to form with the requirements of the Exchange Act and the rules and regulations promulgated thereunder. Notwithstanding the foregoing provisions of this Section 4.22, no representation or warranty is made by the Company with respect to information or statements made or incorporated by reference in the Proxy Statement based upon information supplied by or on behalf of Parent or Merger Sub.
  Section 4.23. Opinion of Financial Advisor.  The Company Board of Directors has received the opinion of Evercore Group L.L.C. (“Evercore”) to the effect that, as of the date of such opinion and based upon and subject to the assumptions, limitations, qualifications, and conditions described therein, the Merger Consideration to be received by the holders of Company Common Stock (other than any Dissenting Shares, Cancelled Shares or any Converted Shares or any other shares of Company Common Stock held by the Company, Parent or any of their respective affiliates) in the Merger pursuant to this Agreement, is fair, from a financial point of view, to such holders. The Company shall, following execution of this Agreement by all the Parties, furnish a written copy of such written opinion to Parent for informational purposes only.
  Section 4.24. State Takeover Statutes; Anti-Takeover Laws.  Assuming the accuracy of Parent’s representations and warranties in Section 5.9, neither Section 203 of the DGCL, nor any similar provisions in the Company Governing Documents, nor any other Takeover Statute would restrict, prohibit or otherwise be applicable with respect to this Agreement and the Transactions (including, for the avoidance of doubt, the Merger). The Company has no rights plan, “poison-pill” or other comparable agreement designed to have the effect of delaying, deferring or discouraging any Person from acquiring control of the Company.
  Section 4.25. Related Party Transactions.  Except as set forth in the Company SEC Documents filed with the SEC prior to the date hereof, or any compensation or other employment arrangements entered into between the Company or any Company Subsidiary, on the one hand, and any director or officer thereof, on the other hand, in the ordinary course of business, there are no transactions, agreements, arrangements or understandings between the Company or any Company Subsidiary, on the one hand, and any affiliate (including any officer or director) thereof (but not including any wholly owned Subsidiary of the Company) or any beneficial owner, directly or indirectly, of five percent (5%) or more of the shares of Company Common Stock, on the other hand.
  Section 4.26. Finders and Brokers.  Other than Evercore, neither the Company nor any Company Subsidiary has employed or engaged any investment banker, broker or finder in connection with the Transactions who is entitled to any fee or any commission in connection with this Agreement or upon or as a result of the consummation of the Merger or any of the other Transactions. A true and complete copy of the engagement letter with Evercore has been made available to Parent prior to the execution of this Agreement.
  Section 4.27. No Other Representations.  Except for the representations and warranties contained in Article V, the Company acknowledges that none of Parent, Merger Sub or any of their respective Representatives makes, and the Company acknowledges that it has not relied upon or otherwise been induced by, any other express or implied representation or warranty with respect to Parent or Merger Sub or any of their respective Subsidiaries or with respect to any other information provided or made available to the Company in connection with the Transactions, including any information, documents, projections, forecasts or other material made available to the Company or to the Company’s Representatives in expectation of the Transactions or the accuracy or completeness of any of the foregoing, except, in each case for the representations and warranties contained in Article V.
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ARTICLE V
REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB
  Except as disclosed in the applicable section or subsection of the disclosure letter delivered by Parent to the Company immediately prior to the execution of this Agreement (the “Parent Disclosure Letter”) (it being understood that any information set forth in one section or subsection of the Parent Disclosure Letter shall be deemed to apply to and qualify the representation and warranty set forth in this Agreement to which it corresponds in number and, whether or not an explicit reference or cross-reference is made, each other representation and warranty set forth in this Article V for which it is reasonably apparent on its face that such information is relevant to such other section), Parent and Merger Sub represent and warrant to the Company as set forth below.
  Section 5.1. Qualification, Organization, etc. Parent is a legal entity duly organized, validly existing and in good standing under the Laws of the State of Delaware and has all requisite corporate or similar power and authority to own, lease and operate its properties and assets and to carry on its business as presently conducted. Merger Sub is a legal entity duly organized, validly existing and in good standing under the Laws of the State of Delaware and has all requisite corporate or similar power and authority to own, lease and operate its properties and assets and to carry on its business as presently conducted. Each of Parent and Merger Sub is qualified to do business and is in good standing as a foreign corporation or other entity in each jurisdiction where the ownership, leasing or operation of its assets or properties or conduct of its business requires such qualification, except where the failure to be so qualified or, where relevant, in good standing has not had and would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the ability of Parent or Merger Sub to consummate the Transactions, including the Merger. Parent’s certificate of incorporation and bylaws as amended to the date hereof  (the “Parent Governing Documents”) are in full force and effect, and Parent is not in violation of the Parent Governing Documents in any material respect.
  Section 5.2. Capitalization of Merger Sub.  The authorized capital stock of Merger Sub consists solely of 1,000 shares of common stock, par value $0.001 per share, all of which are validly issued and outstanding. All of the issued and outstanding capital stock of Merger Sub is, and as of immediately prior to the Effective Time shall be, owned by Parent.
  Section 5.3. Corporate Authority.
           (a) Parent and Merger Sub have all requisite corporate power and authority to execute and deliver this Agreement and to consummate the Transactions, including the Merger. The execution and delivery of this Agreement and the consummation of the Transactions have been duly and validly authorized by all necessary corporate action of Parent and Merger Sub and no other corporate proceedings (pursuant to the Parent Governing Documents or otherwise) on the part of Parent or Merger Sub are necessary to authorize the consummation of, and to consummate, the Transactions, except, with respect to the Merger, for the filing of the Certificate of Merger with the Secretary of State of the State of Delaware.
           (b) This Agreement has been duly and validly executed and delivered by Parent and Merger Sub and, assuming this Agreement constitutes the valid and binding agreement of the Company, constitutes the valid and binding agreement of Parent and Merger Sub, enforceable against Parent and Merger Sub in accordance with its terms, subject to the Enforceability Limitations.
  Section 5.4. Governmental Consents; No Violation.
           (a) Other than in connection with or in compliance with (i) the DGCL, (ii) the filing of the Proxy Statement with the SEC and any amendments or supplements thereto, (iii) the Securities Act, (iv) the Exchange Act, (v) Section 721, and (vi) the HSR Act and any other requisite clearances or approvals under any applicable requirements of other Antitrust Laws and FDI Laws, no Consent of, or filing with, any Governmental Entity is necessary or required, under applicable Law, for the consummation by Parent and Merger Sub of the Transactions, except for such Consents or filings that, if not obtained or made, would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the ability of Parent or Merger Sub to consummate the Transactions, including the Merger.
           (b) The execution and delivery by Parent and Merger Sub of this Agreement do not, and, except as described in Section 5.4(a), the consummation of the Transactions and compliance with the provisions hereof will not,

Annex A
(i) conflict with or result in any violation or breach of, or default or change of control (with or without notice or lapse of time, or both) under, or give rise to a right of, or result in, termination, modification, cancellation, first offer, first refusal or acceleration of any obligation or to the loss of a benefit under any Contract binding upon Parent or any Parent Subsidiary or to which any of them is a party or by which or to which any of their respective properties, rights or assets are bound or subject, or result in the creation of any Lien upon any of the properties, rights or assets of Parent or any Parent Subsidiary, other than Permitted Liens, (ii) conflict with or result in any violation of any provision of the Parent Governing Documents or the organizational documents of any Parent Subsidiary or (iii) conflict with or violate any Laws applicable to Parent or any Parent Subsidiary or any of their respective properties, rights or assets, other than in the case of clauses (i), (ii) and (iii), any such violation, breach, conflict, default, modification, termination, cancellation, acceleration, right, loss or Lien that has not had and would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the ability of Parent or Merger Sub to consummate the Transactions, including the Merger.
  Section 5.5. Litigation; Orders.  As of the date hereof, there are no Proceedings pending or, to Parent’s Knowledge, threatened against Parent or any Parent Subsidiary or any of their respective properties, rights or assets by or before any Governmental Entity that would reasonably be expected to have, individually or in the aggregate, a material adverse effect on the ability of Parent or Merger Sub to consummate the Transactions, including the Merger. There are no orders, judgments or decrees of or settlement agreements with any Governmental Entity that would reasonably be expected to have, individually or in the aggregate, a material adverse effect on the ability of Parent or Merger Sub to consummate the Transactions, including the Merger.
  Section 5.6. Information Supplied.  The information relating to Parent and Merger Sub to be contained in, or incorporated by reference in, the Proxy Statement (or any amendment or supplement thereto) will not, on the date the Proxy Statement is first mailed to the Company Stockholders or at the time the Proxy Statement (or any amendment or supplement thereto) is filed with the SEC or on the date of the Company Stockholders’ Meeting, contain any untrue statement of any material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, at the time and in light of the circumstances under which they were made, not false or misleading. Notwithstanding the foregoing provisions of this Section 5.6, no representation or warranty is made by Parent or Merger Sub with respect to information or statements made or incorporated by reference in the Proxy Statement based upon information supplied by or on behalf of the Company.
  Section 5.7. Sufficient Funds.  Parent’s and Merger Sub’s obligations hereunder are not subject to any condition regarding Parent’s or Merger Sub’s obtaining of any funds (whether debt or equity capital) to consummate the Merger and the other Transactions. Parent has, and will have at the Closing, access to cash sufficient to pay the aggregate Merger Consideration and consummate the Transactions, and to perform all of its other obligations under this Agreement (including in respect of any fees, expenses or Taxes in connection therewith).
  Section 5.8. Finders and Brokers.  Neither Parent nor any Parent Subsidiary has employed or engaged any investment banker, broker or finder in connection with the Transactions who is entitled to any fee or any commission from the Company or any of the Company Subsidiaries in connection with this Agreement or upon consummation of the Merger or any of the other Transactions based on arrangements made by or on behalf of Parent or a Parent Subsidiary, in each case, that would be payable by the Company or a Company Subsidiary.
  Section 5.9. Interested Stockholder.  Assuming the accuracy of the Company’s representations and warranties set forth in Section 4.24, Parent is not, nor at any time for the past three (3) years has it been, an “interested stockholder” of the Company as defined in Section 203 of the DGCL.
  Section 5.10. No Merger Sub Activity.  Since its date of formation, Merger Sub has not engaged in any activities other than in connection with this Agreement and the Transactions and, immediately prior to the Effective Time, it will have no assets, liabilities or obligations of any nature other than those incident to its formation and pursuant to this Agreement, the Merger and the other Transactions.
  Section 5.11. National Security Matters.  Since the date that is ten years prior to the date hereof, Parent and Merger Sub (a) have never been party to a CFIUS Notice notifying a transaction to CFIUS that was blocked or otherwise barred from proceeding and (b) have never been party to a CFIUS Notice that was withdrawn and the notified transaction abandoned prior to CFIUS completing its review or investigation.
  Section 5.12. No Other Representations.  Except for the representations and warranties contained in Article IV, Parent acknowledges that it has conducted and relied on its own independent review and analysis of the
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businesses, assets, condition, operations and prospects of the Company and the Company Subsidiaries in entering into this Agreement. In connection with the due diligence investigation of the Company by Parent and Merger Sub, Parent and Merger Sub have received and may continue to receive from the Company certain estimates, projections, forecasts and other forward-looking information, as well as certain business plan and cost-related plan information, regarding the Company, the Company Subsidiaries and their respective business and operations. Accordingly, except for the representations and warranties contained in Article IV, each of Parent and Merger Sub acknowledges that neither the Company nor any Representative of the Company makes or has made, and each of Parent and Merger Sub acknowledges that it has not relied upon or otherwise been induced by, any other express or implied representation or warranty with respect to the Company or any Company Subsidiary or their respective businesses, or with respect to any other information provided or made available to Parent or its Representatives in connection with the Transactions, including any information, documents, projections, forecasts or other material made available to Parent or to Parent’s Representatives in certain “data rooms” or management presentations in expectation of the Transactions, or the accuracy or completeness of any of the foregoing, except, in each case for the representations and warranties contained in Article IV.
ARTICLE VI
COVENANTS RELATING TO CONDUCT OF BUSINESS PENDING THE MERGER
  Section 6.1. Conduct of Business by the Company Pending the Closing.  The Company agrees that between the date hereof and the earlier of the Effective Time or the date, if any, on which this Agreement is validly terminated pursuant to Section 9.1, except as set forth in Section 6.1 of the Company Disclosure Letter, as specifically permitted or required by this Agreement, as required by applicable Law or as consented to in writing by Parent (not to be unreasonably withheld), the Company (a) shall, and shall cause each Company Subsidiary to, conduct its business in all material respects in the ordinary course of business and use commercially reasonable efforts to (i) preserve intact its and their present business organizations, goodwill and ongoing businesses, (ii) keep available the services of its and their present officers and other key employees (other than where termination of such services is for cause) and (iii) preserve its and their present relationships with customers, suppliers, vendors, licensors, licensees, Governmental Entities, employees and other Persons with whom it and they have material business relations (provided, however, that no action taken by the Company or any Company Subsidiary which is expressly permitted by Section 6.1(b) or for which Parent has given its prior written consent (not to be unreasonably withheld, except with respect to prongs (vii), (xi), (xv), (xviii) and (xix)) shall be deemed a breach of this Section 6.1(a)); and (b) shall not, and shall not permit any Company Subsidiary to, directly or indirectly:
         (i) amend, modify, waive, rescind or otherwise change the Company’s or any Company Subsidiary’s certificate of incorporation, bylaws or equivalent organizational documents, except (x) for changes to the organizational documents of a Company Subsidiary that are not material and (y) as set forth in Section 6.1(b)(i) of the Company Disclosure Letter;
         (ii) authorize, declare, set aside, make or pay any dividends on or make any distribution with respect to its outstanding shares of capital stock or other equity interests (whether in cash, assets, shares or other securities of the Company or any Company Subsidiary), except for dividends and distributions paid or made by a wholly owned Company Subsidiary to the Company or another wholly owned Company Subsidiary;
         (iii) enter into any agreement or arrangement with respect to voting or registration, or file any registration statement with the SEC with respect to, any of its capital stock or other equity interests or securities;
         (iv) adjust, split, combine, subdivide, reduce or reclassify any of its capital stock or other equity interests, or redeem, purchase or otherwise acquire any of its capital stock or other equity interests (other than repurchases of Company Common Stock in satisfaction of applicable Tax withholdings or the exercise price upon the exercise or settlement of any Company Equity Award outstanding as of the date hereof or granted following the date hereof in accordance with this Agreement in accordance with its terms), or issue or authorize the issuance of any of its capital stock or other equity interests or any other securities in respect of, in lieu of or in substitution for, shares of its capital stock or other equity interests or any rights, warrants or options to acquire any such shares of capital stock or other equity interests, except for any such transaction involving only wholly owned Company Subsidiaries;

Annex A
         (v) issue, deliver, grant, sell, dispose of or encumber, or authorize the issuance, delivery, grant, sale, disposition or encumbrance of, any shares of the capital stock, voting securities or other equity interest in the Company or any Company Subsidiary or any securities convertible into or exchangeable or exercisable for any such shares, voting securities or equity interest, or any rights, warrants or options to acquire any such shares, voting securities or equity interest or any “phantom” stock, “phantom” stock rights, stock appreciation rights or stock based performance units or take any action to cause to be exercisable or vested any otherwise unexercisable or unvested Company Equity Award, other than (A) issuances of Company Common Stock in respect of any exercise of Company Options outstanding as of the date hereof or granted following the date hereof in accordance with this Agreement or the settlement of Company Equity Awards outstanding as of the date hereof or granted following the date hereof in accordance with this Agreement, in all cases in accordance with their respective terms, (B) the issuances of Company Common Stock pursuant to the terms of the Company ESPP in respect of the Current ESPP Offering Period, or (C) transactions solely between the Company and a wholly owned Company Subsidiary or solely between wholly owned Company Subsidiaries in the ordinary course of business consistent with past practice;
         (vi) except as required by applicable Law or any Company Benefit Plan as in effect as of the date hereof, (A) increase the compensation or benefits payable or to become payable to any director, employee or other individual service provider; (B) grant to any director, employee or other individual service provider any increase in severance or termination pay; (C) pay or award, or commit to pay or award, any bonuses, retention or incentive compensation to any director, employee or other individual service provider; (D) establish, adopt, enter into, amend, terminate or waive any of its rights under any collective bargaining agreement or Company Benefit Plan; (E) take any action to amend or waive any performance or vesting criteria or accelerate vesting, exercisability or funding under any Company Benefit Plan; (F) terminate the employment or service of any employee or other individual service provider with annual base compensation of  $300,000 or more, in each case other than for cause; (G) hire, engage or promote any employee or other individual service provider with annual base compensation of  $300,000 or more (including for clarity the promotion of any individual such that, after the promotion, the individual would have annual base compensation at such level or more); (H) provide any funding for any rabbi trust or similar arrangement or take any other action to fund or in any other way secure the payment of compensation or benefits; or (I) waive or release any noncompetition, nonsolicitation, nondisclosure, noninterference, nondisparagement or other restrictive covenant obligation of any current or former employee or other individual service provider;
         (vii) acquire (including by merger, consolidation or acquisition of stock or assets or any other means) or authorize or announce an intention to so acquire, or enter into any agreements providing for any acquisitions of, any equity interests in or all or a material portion of the assets of any Person or any business or division thereof, or otherwise engage in any mergers, consolidations or business combinations, except for, (A) transactions solely between the Company and a wholly owned Company Subsidiary or solely between wholly owned Company Subsidiaries in the ordinary course of business, (B) acquisitions of supplies or equipment in the ordinary course of business consistent with past practice, or (C) acquisitions not in excess of  $2,500,000 in the aggregate;
         (viii) liquidate, dissolve, restructure, recapitalize or effect any other reorganization (including any reorganization or restructuring between or among any of the Company and/or any Company Subsidiaries), or adopt any plan or resolution providing for any of the foregoing;
         (ix) make any loans, advances or capital contributions to, or investments in, any other Person, except for (A) loans solely among the Company and Company Subsidiaries that are wholly owned by the Company or solely among the Company Subsidiaries that are wholly owned by the Company, in each case, in the ordinary course of business and (B) advances for reimbursable employee expenses, not to exceed $500,000 in the aggregate, in the ordinary course of business consistent with past practice;
         (x) sell, lease, license, assign, cancel, abandon, fail to maintain, permit to lapse, transfer, exchange, swap or otherwise dispose of, or subject to any Lien (other than Permitted Liens), any of its properties, rights or assets (including shares in the capital of the Company Subsidiaries) except (A) with regard to any non-renewal of Company Leases in the ordinary course of business, (B) dispositions of used, obsolete, damaged, worn-out or surplus equipment or property no longer necessary in the conduct of the business or other immaterial equipment or property, in each case, in the ordinary course of business consistent with past practice, (C) sales of the Company’s products or services to customers of the Company
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or the Company Subsidiaries in the ordinary course of business consistent with past practice, (D) non-exclusive licenses of Intellectual Property in the ordinary course of business consistent with past practice and (E) the expiration of Company Registered IP at the termination of its final, non-renewable term;
         (xi) enter into or become bound by, or amend, modify, terminate or waive any Contract to the extent relating to the acquisition or disposition of, or granting of any license, covenant not to sue or similar right with respect to, Intellectual Property that is material to the business of the Company and the Company Subsidiaries, taken as a whole, including any covenant-not-to-sue or covenant-not-to-assert, other than non-exclusive licenses with respect to Intellectual Property or agreements with employees and independent contractors, in each case, in the ordinary course of business consistent with past practice;
         (xii) make any material reduction to (A) the security of, or any administrative, technical or physical safeguards related to, any Company IT or privacy or data security or (B) any policies or procedures with respect to Protected Information or confidential or other sensitive information (including customer data) or Privacy Requirements, except as required by applicable Law, any Governmental Entity or any Contract in effect as of the date hereof;
         (xiii) (A) enter into any Contract that would, if entered into prior to the date hereof, be a Material Contract or (B) materially modify, materially amend, extend or terminate any Material Contract, or waive, release or assign any rights or claims thereunder;
         (xiv) make any capital expenditure, enter into agreements or arrangements providing for capital expenditure or otherwise commit to do so, other than in accordance with the capital expenditure budget set forth in Section 6.1(xiv) of the Company Disclosure Letter;
         (xv) waive, release, assign, compromise or settle any claim, litigation, investigation or proceeding (for the avoidance of doubt, including with respect to matters in which the Company or any Company Subsidiary is a plaintiff, or in which any of their officers or directors in their capacities as such are parties), other than the compromise or settlement of claims, litigations, investigations or proceedings that: (A) are for an amount not to exceed for any such compromise or settlement, $500,000 individually or $2,500,000 in the aggregate, and (B) do not impose any injunctive or other non-monetary relief on the Company or any Company Subsidiary and do not involve the admission of wrongdoing by the Company, any Company Subsidiary or any of their respective officers or directors;
         (xvi) make any material change in financial accounting policies, practices, principles or procedures or any of its methods of reporting income, deductions or other material items for financial accounting purposes, in each case, except as required by GAAP, other applicable national or international accounting standards, SEC rules and regulations or applicable Law;
         (xvii) amend or modify any Privacy Statement of the Company or any Company Subsidiary in any material respect, other than as required by applicable Law;
         (xviii) enter into any collective bargaining agreement or any material agreement with any labor organization, works council, trade union, labor association or other employee representative, except as required by applicable Law;
         (xix) implement any closings or employee layoffs that would require notifications with the WARN Act, or any similar state, local or foreign Law;
         (xx) (A) make (other than in the ordinary course of business consistent with past practice), change or revoke any material Tax election, (B) change any Tax accounting period or material method of Tax accounting, (C) amend any material Tax Return, in the case of each of the foregoing clauses (A) through (C), if such action could reasonably be expected to result in any increase in the Tax liability of the Company or any Company Subsidiary for any Tax period, (D) amend any U.S. federal income Tax Return, (E) settle or compromise any material liability for Taxes or any Tax audit, claim or other proceeding relating to a material amount of Taxes, (F) enter into any “closing agreement” within the meaning of Section 7121 of the Code (or any similar provision of state, local or non-U.S. Law), (G) surrender any right to claim a material refund of Taxes, (H) request any ruling, permission or approval from any Governmental Entity with respect to Taxes (a “Ruling Request”), or (I) agree to an extension or waiver of the statute of limitations with respect to a material

Annex A
amount of Taxes (other than any automatic or automatically granted extensions or waivers of the statute of limitations in respect of filing Tax Returns), in the case of this clause (I), if such action could reasonably be expected to result in any increase in the Tax liability of the Company or any Company Subsidiary for any Tax period;
         (xxi) redeem, repurchase, repay, prepay, defease, incur, assume, endorse, guarantee or otherwise become liable for or modify in any material respect the terms of any Indebtedness, or issue or sell any debt securities or calls, options, warrants or other rights to acquire any debt securities (directly, contingently or otherwise), except (A) any redemption, repurchase, repayment, prepayment or incurrence of Indebtedness solely among the Company and its wholly owned Company Subsidiaries or solely among wholly owned Company Subsidiaries or (B) guarantees by the Company of Indebtedness of wholly owned Company Subsidiaries or guarantees by wholly owned Company Subsidiaries of Indebtedness of the Company or any other wholly owned Company Subsidiary, which Indebtedness is incurred prior to the date of this Agreement and which guarantees are required by the terms of such Indebtedness as in effect as of the date hereof;
         (xxii) cancel any of the Company’s or any Company Subsidiary’s material insurance policies or fail to pay the premiums on the Company’s or any Company Subsidiary’s material insurance policies such that such failure causes a cancellation of such policy, other than in the ordinary course of business consistent with past practice, or fail to use commercially reasonable efforts to maintain in the ordinary course the Company’s material insurance policies;
         (xxiii)  terminate, or modify or waive in any material respect, any right under any material Company Permit; or
         (xxiv)  agree or authorize, in writing or otherwise, to take any of the foregoing actions.
  Section 6.2. Notification of Certain Matters. The Company shall give prompt written notice to Parent, and Parent shall give prompt written notice to the Company: (a) of any notice or other communication received by such Party or any of its Subsidiaries from any Governmental Entity in connection with this Agreement, the Merger or any other Transaction, or from any Person alleging that the consent of such Person is or may be required in connection with the Merger or any other Transaction or (b) of any Proceeding commenced or, to the Knowledge of such Party, threatened against such Party or any Subsidiary or affiliate of such Party in connection with, arising from or otherwise relating to this Agreement, the Merger or any other Transaction. The Company shall give prompt written notice to Parent upon becoming aware of the occurrence or impending occurrence of any event or circumstance relating to the Company or any Company Subsidiary that would reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect; provided, however, that the delivery of any notice pursuant to this sentence shall not cure any breach of any representation or warranty hereunder or otherwise limit the remedies available hereunder to any Party.
  Section 6.3. No Solicitation by the Company.
           (a)  From and after the date hereof until the earlier of the Effective Time or the date, if any, on which this Agreement is validly terminated pursuant to Section 9.1, the Company agrees that it shall not, and shall cause the Company Subsidiaries, its and their respective officers, directors and other Representatives (including the Company Board of Directors and any committee thereof) not to, directly or indirectly: (i) solicit, initiate or knowingly encourage or facilitate (including by way of providing information or taking any other action) any inquiry, proposal or offer, or the making, submission or announcement of any inquiry, proposal or offer which constitutes or would be reasonably expected to lead to an Acquisition Proposal, (ii) participate in any negotiations regarding, or furnish to any Person any information relating to the Company or any Company Subsidiary in connection with an actual or potential Acquisition Proposal, other than solely to state that the Company and its Representatives are prohibited hereunder from engaging in any such discussions or negotiations, (iii) adopt, approve, endorse or recommend, or propose to adopt, approve, endorse or recommend, any Acquisition Proposal, (iv) withdraw, change, amend, modify or qualify, or otherwise propose to withdraw, change, amend, modify or qualify, in a manner adverse to Parent, the Company Board Recommendation or resolve or agree to take any such action, (v) if an Acquisition Proposal has been publicly disclosed, fail to publicly and without qualification recommend against any such Acquisition Proposal within ten (10) Business Days after the public disclosure of such Acquisition Proposal (or subsequently withdraw, change, amend, modify or qualify (or publicly propose to do so), in a manner adverse to Parent, such rejection of such Acquisition Proposal) and reaffirm the Company Board Recommendation within such ten (10) Business Day period (or, with
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respect to any Acquisition Proposals or material amendments, revisions or changes to the terms of any such previously publicly disclosed Acquisition Proposal that are publicly disclosed within the last ten (10) Business Days prior to the then-scheduled Company Stockholders’ Meeting, fail to take the actions referred to in this clause (v), with references to the applicable ten (10) Business Day period being replaced with three (3) Business Days), (vi) fail to include the Company Board Recommendation in the Proxy Statement, (vii) approve or authorize, or cause or permit the Company or any Company Subsidiary to enter into, any merger agreement, acquisition agreement, reorganization agreement, letter of intent, memorandum of understanding, agreement in principle, option agreement, joint venture agreement, partnership agreement or similar agreement or document relating to, or any other agreement or commitment providing for, any Acquisition Proposal (other than an Acceptable Confidentiality Agreement entered into in accordance with this Section 6.3) (a “Company Acquisition Agreement”), (viii) call or convene a meeting of the Company Stockholders to consider a proposal that would reasonably be expected to prevent or materially impair or delay the consummation of the Transactions or (ix) resolve, publicly propose or agree to do any of the foregoing (any act described in clauses (iii), (iv), (v), (vi), (vii), (viii) and/or (ix) (to the extent related to the foregoing clauses (iii), (iv), (v), (vi), (vii) or (viii)), a “Change of Recommendation”). The Company shall, and shall cause the Company Subsidiaries and its and their respective officers, directors and other Representatives (including the Company Board of Directors and any committee thereof) to, immediately following the execution of this Agreement cease any and all solicitation, knowing encouragement, discussions or negotiations with any Persons (or provision of any nonpublic information regarding the Company or the Company Subsidiaries to any Persons) with respect to any inquiry, proposal or offer that constitutes, or would reasonably be expected to lead to, an Acquisition Proposal. Promptly after the date hereof (and in any event within one (1) Business Day following the date hereof), the Company shall (A) request in writing that each Person (other than Parent) that has heretofore executed a confidentiality agreement in connection with its consideration of an Acquisition Proposal or potential Acquisition Proposal promptly destroy or return to the Company all nonpublic information heretofore furnished by the Company or any of its Representatives to such Person or any of its Representatives in accordance with the terms of such confidentiality agreement, and (B) terminate access to any physical or electronic data rooms relating to a possible Acquisition Proposal by any such Person and its Representatives. The Company shall not waive, terminate or modify without Parent’s prior written consent, any confidentiality, standstill or similar provision in any confidentiality, standstill or other agreement. For purposes of this Section 6.3, the term “Person” means any Person or “group”, as defined in Section 13(d) of the Exchange Act, other than, with respect to the Company, Parent or any Parent Subsidiary or any of their Representatives. For the avoidance of doubt, any violation of the restrictions set forth in this Section 6.3 by (x) a Company Subsidiary, (y) a director or officer of the Company or any Company Subsidiary (including the Company Board of Directors and any committee thereof) or (z) any other Representative acting on behalf of or at the direction of the Company or any Company Subsidiary shall be a breach of this Section 6.3 by the Company. Notwithstanding the limitations set forth in this Section 6.3(a), if the Company receives, prior to the Company Stockholder Approval being obtained, a bona fide written Acquisition Proposal that did not result from a breach of this Section 6.3, the Company, its Subsidiaries and their respective Representatives may contact the person who has made such Acquisition Proposal solely to clarify (and not to negotiate or engage in any discussions regarding or relating to) the material terms and conditions of such Acquisition Proposal so that the Company may determine whether such inquiry or proposal constitutes or could reasonably be expected to lead to a Superior Proposal.
           (b) Notwithstanding the limitations set forth in Section 6.3(a), if the Company receives, prior to obtaining the Company Stockholder Approval, a bona fide written Acquisition Proposal that did not result from a breach of Section 6.3(a), which the Company Board of Directors determines in good faith (i) after consultation with the Company’s outside legal counsel and financial advisors constitutes a Superior Proposal or could reasonably be expected to lead to a Superior Proposal or (ii) after consultation with the Company’s outside legal counsel, that the failure to take such action would reasonably be expected to be a breach of the directors’ fiduciary duties under applicable Law, then the Company may take the following actions: (x) furnish nonpublic information with respect to the Company and the Company Subsidiaries to the Person making such Acquisition Proposal (and its Representatives and sources of financing), if, and only if, prior to so furnishing such information, the Company receives from such Person an executed Acceptable Confidentiality Agreement and the Company also provides Parent, prior to or substantially concurrently with (and in any event within forty-eight (48) hours of) the time such information is provided or made available to such Person or its Representatives or sources of financing, any nonpublic information furnished to such other Person or its Representatives or sources of financing that was not previously furnished to Parent, and (y) engage in discussions or negotiations with such Person (and its Representatives and sources of financing) with respect to such Acquisition Proposal.

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           (c) The Company shall promptly (and in any event within forty-eight (48) hours of receipt) notify Parent of the Company’s or any of its affiliates’ or its or their other Representatives’ receipt of any Acquisition Proposal or any proposals or inquiries that could reasonably be expected to lead to an Acquisition Proposal. Such notice shall indicate the identity of the person making the Acquisition Proposal or inquiry, and the material terms and conditions of such Acquisition Proposal and the nature of any information requested in connection with such proposal or inquiry, including unredacted copies of all written information requests or proposals, including proposed agreements and proposed financing commitments received by the Company or its Representatives related to any Acquisition Proposal, or, if such Acquisition Proposal is not in writing, a reasonably detailed written description of the material terms and conditions thereof. Without limiting the Company’s other obligations under this Section 6.3, the Company shall keep Parent reasonably informed on a prompt and timely basis of the status and material terms (including any amendments or proposed amendments to such material terms (with any amendments or proposed amendments to economic terms being deemed material for this purpose)) of any such Acquisition Proposal or potential Acquisition Proposal and keep Parent reasonably informed on a prompt and timely basis as to the nature of any information requested of the Company with respect thereto and promptly (and in any event within forty-eight (48) hours of receipt) provide to Parent copies of all written proposals, offers and proposed agreements relating to an Acquisition Proposal received by the Company or its Representatives or, if such information or communication is not in writing, a reasonably detailed written description of the material contents thereof. Without limiting the foregoing, the Company shall promptly (and in any event within twenty-four (24) hours after such determination) inform Parent in writing if the Company determines to begin providing information or to engage in discussions or negotiations concerning an Acquisition Proposal pursuant to Section 6.3(b). Unless this Agreement has been validly terminated pursuant to Section 9.1, the Company shall not take any action to exempt any Person other than Parent or Merger Sub from the restrictions on “business combinations” contained in any applicable Takeover Statute or in the Company Governing Documents, or otherwise cause such restrictions not to apply. The Company agrees that it will not, directly or indirectly, enter into any agreement with any Person which directly or indirectly prohibits the Company from providing any information to Parent in accordance with, or otherwise complying with, this Section 6.3(c).
           (d) Notwithstanding anything in this Section 6.3 to the contrary, but subject to Section 6.3(e), at any time prior to obtaining the Company Stockholder Approval, the Company Board of Directors may (i) make a Change of Recommendation (only of the type contemplated by Section 6.3(a)(iv), Section 6.3(a)(vi) or Section 6.3(a)(ix) (to the extent related to Section 6.3(a)(iv) or Section 6.3(a)(vi))) in response to an Intervening Event if the Company Board of Directors has determined in good faith after consultation with the Company’s outside legal counsel and financial advisors, that the failure to take such action would reasonably be expected to be a breach of the directors’ fiduciary duties under applicable Law or (ii) make a Change of Recommendation and cause the Company to terminate this Agreement pursuant to and in accordance with Section 9.1(g) in order to enter into a definitive agreement providing for an Acquisition Proposal received after the date of this Agreement (that did not result from a breach of Section 6.3(a)), which the Company Board of Directors determines in good faith after consultation with the Company’s outside legal counsel and financial advisors constitutes a Superior Proposal, but only if the Company Board of Directors has determined in good faith, after consultation with the Company’s outside legal counsel and financial advisors, that the failure to take such action would reasonably be expected to be a breach of the directors’ fiduciary duties under applicable Law; provided that, notwithstanding anything to the contrary herein, neither the Company nor any Company Subsidiary shall enter into any Company Acquisition Agreement unless this Agreement has been validly terminated in accordance with Section 9.1(g). “Intervening Event” means any event, change or development first occurring or arising after the date hereof that is material to the Company and the Company Subsidiaries (taken as a whole) and was not known by or reasonably foreseeable to the Company Board of Directors as of or prior to the date hereof; provided, however, that in no event shall the following events, changes or developments constitute an Intervening Event: (A) the receipt, existence or terms of an Acquisition Proposal or any matter relating thereto or consequence thereof, (B) changes in the market price or trading volume of the Company Common Stock or any other securities of the Company or its Subsidiaries, or any change in credit rating or the fact that the Company meets or exceeds internal or published estimates, projections, forecasts or predictions for any period (it being understood that the facts or occurrences giving rise or contributing to such changes may be taken into account to the extent not otherwise excluded), (C) changes in general economic, political or financial conditions or markets (including changes in interest rates, exchange rates, stock, bond and/or debt prices) or (D) changes in GAAP, other applicable accounting rules or applicable Law or, in any such case, changes in the interpretation thereof.
           (e) Prior to the Company taking any action permitted (i) under Section 6.3(d)(i), the Company shall provide Parent with four (4) Business Days’ prior written notice advising Parent that the Company Board of Directors intends to effect a Change of Recommendation and specifying, in reasonable detail, the reasons therefor, during such
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four (4) Business Day period, the Company shall cause its Representatives (including its executive officers) to negotiate in good faith (to the extent Parent desires to negotiate) any proposal by Parent to amend the terms and conditions of this Agreement in a manner that would obviate the need to effect a Change of Recommendation, and at the end of such four (4) Business Day period the Company Board of Directors shall again make all of the required determinations under Section 6.3(d)(i) (after in good faith taking into account any amendments proposed by Parent) or (ii) under Section 6.3(d)(ii), the Company shall provide Parent with four (4) Business Days’ prior written notice advising Parent that the Company Board of Directors intends to take such action and specifying the material terms and conditions of the Acquisition Proposal, including a copy of any proposed definitive documentation, during such four (4) Business Day period, the Company shall cause its Representatives (including its executive officers) to negotiate in good faith (to the extent Parent desires to negotiate) any proposal by Parent to amend the terms and conditions of this Agreement such that such Acquisition Proposal would no longer constitute a Superior Proposal, and at the end of such four (4) Business Day period the Company Board of Directors shall again make all of the required determinations under Section 6.3(d)(ii) (after in good faith taking into account any amendments proposed by Parent). With respect to Section 6.3(e)(ii), if there are any material amendments, revisions or changes to the terms of any such Superior Proposal (including any revision to the amount, form or mix of consideration the Company Stockholders would receive as a result of the Superior Proposal), the Company shall comply again with Section 6.3(e)(ii) with references to the applicable four (4) Business Day period being replaced by two (2) Business Days.
           (f) Nothing in this Agreement shall prohibit the Company or the Company Board of Directors from (i) disclosing to the Company Stockholders a position contemplated by Rules 14d-9 and 14e-2(a) promulgated under the Exchange Act or (ii) making any “stop, look and listen” communication to the Company Stockholders pursuant to Rule 14d-9(f) promulgated under the Exchange Act, or any similar statement and complying with disclosure obligations under Rule 14e-2(a), Rule 14d-9 or Item 1012(a) of Regulation MA promulgated under the Exchange Act with regard to an Acquisition Proposal in response to any publicly disclosed Acquisition Proposal (provided that any “stop, look and listen” statement, or any such similar statement, also includes an express reaffirmation of the Company Board Recommendation). For the avoidance of doubt, this Section 6.3(f) shall not permit the Company Board of Directors to make (or otherwise modify the definition of) a Change of Recommendation except to the extent expressly permitted by Section 6.3(d) and Section 6.3(e).
ARTICLE VII
ADDITIONAL AGREEMENTS
  Section 7.1. Access; Confidentiality; Notice of Certain Events.
           (a) From the date hereof until the earlier of the Effective Time or the date, if any, on which this Agreement is validly terminated pursuant to Section 9.1, to the extent permitted by applicable Law, the Company shall, and shall cause each Company Subsidiary to, afford to Parent and Parent’s Representatives reasonable access during normal business hours and upon reasonable advance notice to the Company’s and the Company Subsidiaries’ offices, properties, Contracts, personnel, books and records in a manner not unreasonably disruptive to the operations of the business of the Company and the Company Subsidiaries and, during such period, the Company shall, and shall cause each Company Subsidiary to, furnish as promptly as reasonably practicable to Parent all information (financial or otherwise) concerning its business, properties, offices, Contracts and personnel as Parent may reasonably request for reasonable purposes related to the consummation of the transactions contemplated by this Agreement (including information for purposes of transition and integration planning, but not for the purpose of conducting further due diligence). Without limiting the foregoing, the Company agrees to use its reasonable best efforts to provide Parent the information set forth on Schedule 7.1(a). Notwithstanding the foregoing, the Company shall not be required to provide any access or make any disclosure pursuant to this Section 7.1(a) to the extent that such access or information is actually pertinent to a pending or threatened litigation where Parent or any of its affiliates, on the one hand, and the Company or any of its affiliates, on the other hand, are adverse parties.
           (b) Notwithstanding anything to the contrary in this Section 7.1, the Company shall not be required by this Section 7.1 to provide Parent or Parent’s Representatives with access to or to disclose information (i) that is prohibited from being disclosed pursuant to the terms of a confidentiality agreement with a third party entered into prior to the date hereof  (provided, however, that the Company shall use its commercially reasonable efforts to obtain the required consent of such third party to such access or disclosure or, if unable to do so, to make appropriate substitute arrangements, where possible, to permit reasonable access or disclosure not in violation of such consent

Annex A
requirement), (ii) the disclosure of which would violate applicable Law or the provisions of any agreement to which the Company or any Company Subsidiary is a party as of the date of this Agreement (provided, however, that the Company shall use its commercially reasonable efforts to make appropriate substitute arrangements, where possible, to permit reasonable disclosure not in violation of such Law or agreement), (iii) the disclosure of which would cause the loss of any attorney-client, attorney work product or other legal privilege (provided, however, that the Company shall use its commercially reasonable efforts to allow for such disclosure to the maximum extent that does not result in a loss of such attorney-client, attorney work product or other legal privilege), or (iv) the disclosure of which would cause significant competitive harm to the Company or the Company Subsidiaries if the transactions contemplated by this Agreement are not consummated; provided, however, that such access and information shall be disclosed or granted, as applicable, to counsel for Parent, on an outside-counsel only basis, to the extent reasonably required for the purpose of obtaining required approvals or consents, or making filings or providing notices, subject to prior execution of a common interest or joint defense agreement in customary form. Parent and the Company will cooperate to minimize to the extent reasonably practicable any unnecessary disruption to the businesses of the Company and the Company Subsidiaries that may result from the requests for access, data and information hereunder. Any access to any properties or facilities of the Company or any Company Subsidiary shall be conducted in a manner so as not to adversely interfere in any material respect with the activities on the properties of the Company, any Company Subsidiary, tenants, subtenants, occupants and invitees thereof without the prior written consent of the Company (not to be unreasonably withheld, conditioned or delayed) and shall be subject to (A) the lease terms relating to any such property, (B) the Company’s reasonable security measures, and (C) customary insurance requirements. Further, in connection with any access to any properties or facilities, neither Parent nor Parent’s Representatives shall undertake any physical testing or sampling (environmental, structural or otherwise) without the prior consent of the Company, which consent shall be granted or withheld in the sole discretion of the Company.
           (c) Promptly following the date hereof, Parent and the Company shall establish a transition and integration planning team (the “Integration Committee”), comprised of senior executives designated by each of Parent and the Company. The chair of the Integration Committee will be designated by Parent. Subject to applicable Law, the Integration Committee shall discuss and plan for a transition and integration planning process concerning the combination of the operations of Parent, the Company and their respective Subsidiaries after the Closing and shall meet from time to time, as reasonably requested by Parent.
           (d) Each of the Company and Parent will hold, and will cause its Representatives and affiliates to hold, any nonpublic information, including any information exchanged pursuant to this Section 7.1, in confidence to the extent required by and in accordance with, and will otherwise comply with, the terms of the Confidentiality Agreement. Parent agrees that it will not, and will cause its affiliates not to, use any information obtained pursuant to this Section 7.1 for any purpose unrelated to the transactions contemplated by this Agreement prior to the Effective Time.
  Section 7.2. Regulatory Approvals.
           (a) Subject to the terms and conditions of this Agreement, each Party will use its reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable Law to consummate the Transactions, including the Merger, as soon as practicable after the date hereof, including (i) preparing and filing or otherwise providing all documentation to effect all necessary applications, notices, petitions, filings, and other documents and to obtain as promptly as practicable all waiting period expirations or terminations, consents, clearances, waivers, licenses, orders, registrations, approvals, permits, and authorizations necessary or advisable to be obtained from any third party and/or any Governmental Entity in order to consummate the Transactions, including the Merger (and, subject to the terms and conditions of this Agreement, cooperating with each other Party in respect thereof), (ii) contesting, defending and, where applicable, appealing any lawsuits or other legal proceedings, whether judicial or administrative, including injunctions and similar orders, challenging this Agreement or the consummation of the Transactions, including the Merger, including seeking to have any stay or temporary restraining order entered by any court or other Governmental Entity vacated or reversed, and (iii) executing and delivering any additional instruments necessary to consummate the Transactions, including the Merger, and to fully carry out the purposes of this Agreement. Subject to the terms and conditions of this Agreement, the Company and Parent shall each use their best efforts to furnish to each other (on an outside counsel basis if appropriate) all information required for any filing, submission, application or request to be made pursuant to the rules and regulations of any applicable Law in connection with the transactions contemplated by this Agreement.
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           (b) In furtherance and not in limitation of the foregoing, each Party agrees to, and shall cause their respective affiliates to (i) make an appropriate filing of a Notification and Report Form pursuant to the HSR Act with respect to the Transactions as promptly as practicable, and in any event within twenty (20) Business Days after the execution of this Agreement (unless a later date is mutually agreed between the Parties), (ii) supply as promptly as practicable any additional information and documentary materials that may be requested pursuant to the HSR Act and take all other actions necessary to cause the expiration or termination of the applicable waiting periods under the HSR Act as soon as practicable, (iii) make all other necessary filings as promptly as practicable after the date hereof, and in any event, for applicable FDI Laws and foreign Antitrust Laws, submit the relevant form (or in jurisdictions in which a draft form must be submitted prior to the final form, the draft form) within twenty-five (25) Business Days after the execution of this Agreement, and (iv) supply as promptly as practicable and advisable any additional information and documentary materials that may be requested under any FDI Laws or Antitrust Laws.
           (c) In furtherance and not in limitation of the foregoing, each Party will use reasonable best efforts to take or agree to take actions necessary to satisfy the conditions set forth in Section 8.1(c) that relate to Antitrust Laws, which actions shall include (i) selling, licensing, assigning, transferring, divesting, holding separate or otherwise disposing of any assets, business or portion of business of the Company, the Surviving Company, Parent, Merger Sub, or any Subsidiary of any of the foregoing, (ii) conducting, restricting, operating, investing or otherwise changing the assets, the business or portion of the business of the Company, the Surviving Company, Parent, Merger Sub or any Subsidiary of any of the foregoing in any manner, (iii) imposing any restriction, requirement or limitation on the operation of the business or portion of the business of the Company, the Surviving Company, Parent, Merger Sub or any Subsidiary of any of the foregoing, and (iv) Parent taking or agreeing to take any action specified in Section 7.2(c) of the Parent Disclosure Letter (clauses (i)-(iv) collectively, the “Divestiture Actions”), unless and except to the extent that taking any of the Divestiture Actions would have, or would reasonably be expected to have, individually or in the aggregate, a material adverse effect on the business, assets, financial condition or results of operations of the Company or Company Subsidiaries, taken as a whole; provided, however, that, for the avoidance of doubt, Parent shall not be required to take or commit to take such Divestiture Actions with respect to Parent or Parent Subsidiaries (excluding the Company and the Company Subsidiaries); provided, further, that if requested by Parent, the Company or Company Subsidiaries shall agree to become subject to, consent to or offer or agree to, or otherwise take any action with respect to, any such requirement, condition, limitation, understanding, agreement or order so long as such requirement, condition, limitation, understanding, agreement or order is only binding on the Company or any Company Subsidiary in the event the Closing occurs.
           (d) Each of Parent and the Company shall, in connection with and without limiting the efforts referenced in this Section 7.2 to obtain all waiting period expirations or terminations, consents, clearances, waivers, licenses, orders, registrations, approvals, permits, and authorizations for the Transactions under the HSR Act or any other Antitrust Law or FDI Law, (i) cooperate in all respects in connection with any filing or submission and in connection with any investigation or other inquiry, including any proceeding initiated by a private party, including by allowing the other Party to have a reasonable opportunity to review in advance and comment on drafts of filings and submissions (and consider in good faith such comments), (ii) promptly inform the other Party of any communication received by such Party from, or given by such Party to, the Antitrust Division of the Department of Justice (the “DOJ”), the Federal Trade Commission (the “FTC”) or any other Governmental Entity, by promptly providing copies to the other Party of any such written communications, and of any communication received or given in connection with any proceeding by a private party, in each case regarding any of the Transactions and (iii) permit the other Party to review in advance and comment on (and consider in good faith such comments on) any communication that it gives to, and consult with each other in advance of any meeting, substantive telephone call or conference with, the DOJ, the FTC or any other Governmental Entity, or, in connection with any proceeding by a private party, with any other Person, and unless prohibited by the DOJ, the FTC or other applicable Governmental Entity or other Person, give the other Party the opportunity to attend or participate in any meetings, telephone calls or conferences with the DOJ, the FTC or other Governmental Entity or other Person; provided, however, that materials required to be provided pursuant to the foregoing clauses (i)-(iii) may be redacted (A) to remove references concerning the valuation of Parent, the Company or any of their respective Subsidiaries, (B) as necessary to comply with contractual arrangements and (C) as necessary to address reasonable privilege or confidentiality concerns; provided, further, that each of Parent and the Company may, as each deems advisable and necessary, reasonably designate any competitively sensitive material provided to the other under this Section 7.2(d) as “Antitrust Counsel Only Material.” Without limiting Parent’s cooperation obligations described in Section 7.2(a) and this Section 7.2(d), Parent will, subject to the terms and conditions of this Agreement, control the ultimate strategy for securing approvals and expiration of relevant waiting periods under the Antitrust Laws and FDI Laws; provided that Parent shall consult with the Company and consider

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the Company’s views in good faith. Notwithstanding the foregoing or anything to the contrary in this Agreement, unless this Agreement has been terminated in accordance with its terms, the Company shall not (and shall cause its Subsidiaries not to), without the prior written consent of Parent, (A) withdraw its filing under the HSR Act or (B) offer, negotiate or enter into any commitment or agreement, including any timing agreement, with the DOJ, the FTC or other Governmental Entity to delay the consummation of, or not to close before a certain date, the Transactions.
           (e) In furtherance and not in limitation of the foregoing and subject to the provisions of this Section 7.2(e), Parent and the Company shall, and shall cause their respective affiliates to, take any and all actions necessary to obtain CFIUS Approval and any other consent, authorization or approval required under other applicable FDI Laws for the consummation of the Transactions. Such actions shall include promptly after the date of this Agreement making any draft and final filings required in connection with the CFIUS Approval (in accordance with the DPA) and under any other applicable FDI Laws, which draft filings shall be made within thirty (30) Business Days hereof, unless the parties agree in writing otherwise, and providing any information requested by CFIUS or any other agency or branch of the U.S. government in connection with the CFIUS review or investigation of the Transactions, or which is requested by any other Governmental Entity in connection with filings under other applicable FDI Laws. Each of Parent and the Company shall, in connection with their efforts to obtain CFIUS Approval and any other consent, authorization or approval required under other applicable FDI Laws for the consummation of the Transactions, (i) cooperate in all respects and consult with each other in connection with the CFIUS Notice and other filings under other applicable FDI Laws, including by allowing the other party to have a reasonable opportunity to review in advance and comment on drafts of filings and submissions, (ii) promptly inform the other party of any communication received by such party from, or given by such party to, CFIUS or any other applicable Governmental Entity, by promptly providing copies to the other party of any such written communications, (iii) permit the other party to review in advance any communication that it gives to, and consult with each other in advance of any meeting, substantive telephone call or conference with, CFIUS or such other applicable Governmental Entity, and (iv) to the extent not prohibited by CFIUS or such other applicable Governmental Entity, give the other party the opportunity to attend and participate in any in-person meetings with CFIUS or such other applicable Governmental Entity, in each case subject to any confidentiality requirements that may be imposed or requested by CFIUS or such other applicable Governmental Entity. With respect to Parent and its affiliates, such actions shall also include providing all such assurances and agreeing to all such conditions, limitations and restrictions as may be necessary to address any national security or other concerns identified by CFIUS or such other applicable Governmental Entity (including entering into a mitigation agreement, national security agreement, or other similar arrangement or agreement); provided that neither Parent nor any of its affiliates shall be required to agree to any mitigation measure, condition, restriction, or undertaking that would reasonably be expected to (w) require the Company or any Company Subsidiary to operate as a U.S. direct or indirect subsidiary of Parent that is organized, structured and financed to be capable of operating as a viable business entity independent from Parent for longer than an interim, temporary basis; (x) involve restrictions on material assets or material businesses of Parent or its affiliates (excluding the Company or any Company Subsidiary) that do not relate to the transactions contemplated by this Agreement or require the divestiture of any material business, assets or operations of Parent or its affiliates; or (y) (i) materially limit ordinary course and customary sharing or use of data between or among Company, Parent, and Parent’s affiliates’ except to the extent reasonably necessary to address national security concerns with respect to identified categories of sensitive data, or (ii) restrict Parent’s ability to substantially integrate the businesses and operations of the Company and its Subsidiaries with the businesses and operations of Parent and its affiliates, except to the extent reasonably necessary to address national security concerns with respect to identified categories of sensitive data, if such restriction would reasonably be expected to have a material adverse effect on Parent’s ownership of the Company or any material Company Subsidiary (it being recognized that, for purposes of this clause (y), that cumulatively reasonable sensitive data storage location requirements, sensitive data security policy and communication policy requirements, key person sensitive data access limitations, and sensitive data compliance policy and monitoring requirements would not impose a material limitation or material adverse effect). Subject to the foregoing, neither Parent nor the Company shall take or permit any of its Subsidiaries or affiliates to take any action that would reasonably be expected to prevent, materially delay or materially impede the CFIUS Approval or any other consent, authorization or approval required under other applicable FDI Laws for the consummation of the Transactions.
           (f) In connection with and without limiting the foregoing, the Company shall give any notices to third parties required under Material Contracts, and the Company shall use, and cause each of the Company Subsidiaries to use, its best efforts to obtain any third party consents under any such Material Contracts, in each case, that are necessary to consummate the Transactions, including the Merger, including, for the avoidance of doubt, the Material Contracts set forth on Section 7.2(f) of the Company Disclosure Letter. Notwithstanding anything to the contrary
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herein, none of Parent, the Company or any of their respective Subsidiaries shall be required to (or in the case of the Company or any of the Company Subsidiaries, be permitted to) pay any consent or other similar fee, payment or consideration, make any other concession or provide any additional security (including a guaranty), to obtain such third party consents (except, in the case of the Company, if requested by Parent and either (i) reimbursed or indemnified for by Parent or (ii) subject to the occurrence of the Effective Time).
           (g) During the period from the date of this Agreement until the earlier of the Effective Time or the termination of this Agreement in accordance with its terms, Parent shall not, and shall cause its Subsidiaries not to, take the actions set forth on Section 7.2(g) of the Parent Disclosure Letter.
  Section 7.3. Publicity. So long as this Agreement is in effect, neither the Company nor Parent, nor any of their respective Subsidiaries, shall issue or cause the publication of any press release or other public announcement or disclosure with respect to the Merger, the other Transactions or this Agreement without the prior written consent of the other Party, unless such Party determines, after consultation with outside counsel, that it is required by applicable Law or by any listing agreement with or the listing rules of a national securities exchange or trading market to issue or cause the publication of such press release or other public announcement or disclosure with respect to the Merger, the other Transactions or this Agreement, in which event such Party shall endeavor, on a basis reasonable under the circumstances, to provide a meaningful opportunity to the other Party to review and comment upon such press release or other announcement or disclosure in advance, shall give due consideration to all reasonable additions, deletions or changes suggested thereto, and shall limit the information contained in such release or announcement to that which is required pursuant to such Law or other requirement; provided, however, that neither Party shall be required by this Section 7.3 to provide any such review or comment to the other in connection with the Company’s receipt of  (and the existence of) an Acquisition Proposal or a Change of Recommendation and matters directly related thereto; provided, further, that each Party and their respective Subsidiaries and Representatives may make statements that are consistent with (but which do not, if such Person is relying on this proviso, contain any more information than was contained in) previous press releases, public disclosures, public statements or agreed internal communications made by Parent or the Company in compliance with this Section 7.3.
  Section 7.4. D&O Insurance and Indemnification.
           (a) For six (6) years from and after the Effective Time, Parent and the Surviving Company shall, and Parent shall cause the Surviving Company to, indemnify and hold harmless all past and present directors and officers of the Company and the Company Subsidiaries (collectively, the “Indemnified Parties”) against any costs and expenses (including advancing costs prior to the final disposition of any actual or threatened claim, action, suit, proceeding, investigation or any other similar matter to each Indemnified Party to the fullest extent permitted by applicable Law and the Company Governing Documents; provided that such Indemnified Party agrees in advance to return any such funds to which a court of competent jurisdiction determines in a final, nonappealable judgment that such Indemnified Party is not ultimately entitled), judgments, fines, penalties, losses, claims, damages, liabilities and amounts paid in settlement in connection with or relating to any actual or threatened claim, action, suit, proceeding, investigation, or any other similar matter in respect of acts, omissions, facts or events occurring or alleged to have occurred at or prior to the Effective Time (including acts, omissions, facts or events occurring in connection with the approval of this Agreement and the consummation of the Merger or any of the other Transactions), whether asserted or claimed prior to, at or after the Effective Time, in connection with or relating to such Indemnified Parties serving or having served as an officer, director, employee or other fiduciary of the Company or any Company Subsidiary or of any other Person if such service was at the request or for the benefit of the Company or any Company Subsidiary, to the fullest extent permitted by applicable Law and the Company Governing Documents or the organizational documents of the applicable Company Subsidiary (as applicable) or any indemnification agreements with such Indemnified Parties in existence prior to the execution of this Agreement and provided to Parent prior to the execution of this Agreement. The Parties agree that all rights to elimination of liability, indemnification and advancement of expenses for acts, omissions, facts or events occurring or alleged to have occurred at or prior to the Effective Time, whether asserted or claimed prior to, at or after the Effective Time, now existing in favor of the Indemnified Parties as provided in the respective certificate of incorporation or bylaws (or comparable organizational documents) of the Company or any Company Subsidiary which has been provided to Parent prior to the execution of this Agreement or which is included in the Company SEC Documents filed on or prior to the date hereof, or in any indemnification agreement in existence prior to the execution of this Agreement and provided to Parent prior to the execution of this Agreement, shall survive the Merger and shall continue in full force and effect in accordance with the terms thereof.

Annex A
           (b) For six (6) years after the Effective Time, Parent shall cause to be maintained in effect the provisions in (i) the Company Governing Documents and the organizational documents of the Company Subsidiaries and (ii) any indemnification agreement of the Company or a Company Subsidiary with any Indemnified Party in existence prior to the execution of this Agreement and provided to Parent prior to the execution of this Agreement, except to the extent that such agreement provides for an earlier termination, in each case, regarding elimination of liability, indemnification of officers, directors and employees and advancement of expenses that are in existence prior to the execution of this Agreement, and no such provision shall be amended, modified or repealed in any manner that would adversely affect the rights or protections thereunder of any such Indemnified Party in respect of acts, omissions, facts or events occurring or alleged to have occurred at or prior to the Effective Time (including acts or omissions occurring in connection with the approval of this Agreement and the consummation of the Merger or any of the other Transactions).
           (c) At or prior to the Effective Time, the Company shall purchase six (6) year prepaid “tail” insurance on terms and conditions providing coverage retentions, limits and other material terms substantially equivalent to the current policies of directors’ and officers’ liability insurance, employment practice liability insurance and fiduciary liability insurance maintained by the Company and the Company Subsidiaries with respect to matters arising at or prior to the Effective Time (including acts, omissions, facts or events occurring in connection with the approval of this Agreement and the consummation of the Merger or any of the other Transactions), which shall be from an insurance carrier with the same or better credit rating than the Company’s current insurance carrier of each respective policy; provided, however, that the Company shall not commit or spend on such “tail” insurance, in the aggregate, more than three hundred percent (300%) of the last aggregate annual premium incurred by the Company prior to the execution of this Agreement for the Company’s policies of directors’ and officers’ liability insurance, employment practices liability insurance and fiduciary liability insurance (the “Base Amount”), and if such “tail” insurance is not reasonably available for a cost not exceeding the Base Amount, the Company shall be permitted to purchase as much “tail” insurance coverage as reasonably practicable for the Base Amount. The Company shall in good faith cooperate with Parent prior to the Closing with respect to the procurement of such “tail” insurance. Parent and the Surviving Company shall maintain such “tail” insurance in full force and effect for a period of six (6) years after the Effective Time.
           (d) Parent and the Surviving Company shall advance, and cause to be paid, on a current basis (but no later than thirty (30) days after the submission of invoices) all attorneys’ fees, costs and expenses that may be incurred by any Indemnified Party in enforcing his or her rights under this Section 7.4; provided that any Indemnified Party to whom attorneys’ fees, costs or expenses are advanced provides an undertaking (which shall not require any security) to repay such advances if it is ultimately determined by a final nonappealable adjudication that such Indemnified Party is not entitled to indemnification. If any Indemnified Party notifies Parent or the Surviving Company on or prior to the sixth (6th) anniversary of the Closing Date of any matter in respect of which such Indemnified Party may seek indemnification pursuant to this Section 7.4, the provisions of this Section 7.4 shall continue in effect with respect to such matter until the final disposition thereof.
           (e) In the event Parent or the Surviving Company or any of their respective successors or assigns (i) consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity of such consolidation or merger or (ii) transfers all or substantially all of its properties and assets to any Person, then, and, in each such case, proper provision shall be made so that the successors and assigns of Parent or the Surviving Company, as the case may be, shall assume the obligations set forth in this Section 7.4. The provisions of this Section 7.4 (i) shall survive consummation of the Merger and shall not be terminated or amended in a manner adverse to any Indemnified Party without the written consent of such Indemnified Party, (ii) are intended to be for the benefit of, and shall be enforceable by, each Indemnified Party and his or her heirs, successors, assigns and representatives (each of whom shall be third-party beneficiaries of this Section 7.4) and (iii) are in addition to, and not in substitution for, any other rights to indemnification, advancement of expenses, exculpation or contribution that any Indemnified Party may have by contract or otherwise.
  Section 7.5. Takeover Statutes. From the date hereof until the earlier of the Effective Time or the date, if any, on which this Agreement is validly terminated pursuant to Section 9.1, the Company shall use its reasonable best efforts (a) to take all action necessary so that no Takeover Statute is or becomes applicable to this Agreement or any of the Transactions (including, for the avoidance of doubt, the Merger), and (b) if any such Takeover Statute is or becomes applicable to any of the foregoing, to take all action necessary so that the Merger and the other Transactions may be consummated as promptly as practicable on the terms contemplated by this Agreement and otherwise to eliminate or minimize the effect of such Takeover Statute on this Agreement and the Transactions (including, for the
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avoidance of doubt, the Merger). No Change of Recommendation shall change, or be deemed to change, or permit the Company or the Company Board of Directors to change, in any manner or respect the approval of the Company Board of Directors for purposes of causing any Takeover Statute to be inapplicable to this Agreement or any of the Transactions (including, for the avoidance of doubt, the Merger).
  Section 7.6. Obligations of Merger Sub. Parent shall take all action necessary to cause Merger Sub to perform its obligations under this Agreement and to consummate the Transactions, including the Merger, upon the terms and subject to the conditions set forth in this Agreement.
  Section 7.7. Employee Matters.
           (a) Effective as of the Effective Time and for a period of twelve (12) months thereafter, Parent shall provide, or shall cause the Surviving Company to provide, to each employee of the Company or any Company Subsidiary who continues to be employed by Parent or the Surviving Company or any Subsidiary thereof  (each, a “Continuing Employee”), for so long during such period as the applicable Continuing Employee remains so employed, (i) base compensation no less favorable than that provided to such Continuing Employee immediately prior to the Effective Time, (ii) target short-term cash incentive compensation opportunities no less favorable than that provided to such Continuing Employee immediately prior to the Effective Time, (iii) employee benefits (excluding equity incentive compensation, defined benefit pension, retiree medical or welfare benefits, change in control or retention arrangements) that are substantially comparable in the aggregate to either (A) those provided to such Continuing Employee immediately prior to the Effective Time or (B) those provided by Parent or its affiliates to similarly situated employees and (iv) severance benefits that are no less favorable than the greater of the severance benefits provided (A) to such Continuing Employee immediately prior to the Effective Time and (B) by Parent or its affiliates to similarly-situated employees of Parent and its affiliates.
           (b) For purposes of vesting, eligibility to participate, level of benefits and benefit accrual under the employee benefit plans of Parent and its Subsidiaries providing benefits to any Continuing Employees after the Effective Time (the “New Plans”), each Continuing Employee shall, subject to applicable Law and applicable tax qualification requirements, be credited with his or her years of service with the Company and its Subsidiaries and their respective predecessors before the Effective Time (including, for the avoidance of doubt, any service credit provided by the Company or its Subsidiaries to such Continuing Employee in connection with acquisitions occurring prior to the Effective Time); provided that the foregoing shall not apply (x) for any purpose with respect to any equity incentive plan, defined benefit pension plan, postretirement welfare plan, any plan under which credit for prior service was not provided to such Continuing Employee under the analogous Company Benefit Plan immediately prior to the Effective Time (or any plan under which similarly situated employees of Parent and its affiliates do not receive credit for prior service), or any plan that is grandfathered or frozen or (y) to the extent that its application would result in a duplication of benefits. Following the Effective Time, Parent or its affiliate shall use commercially reasonable efforts to (i) ensure that each Continuing Employee shall be immediately eligible to participate, without any waiting time, in any and all New Plans, to the extent that coverage under such New Plan is of the same type as the Company Benefit Plan in which such Continuing Employee participated immediately before the Effective Time (such plans, collectively, the “Old Plans”) and (ii) (A) for purposes of each New Plan providing medical, dental, pharmaceutical or vision benefits to any Continuing Employee, cause all pre-existing condition exclusions and actively-at-work requirements of such New Plan to be waived for such Continuing Employee and his or her covered dependents and (B) cause any eligible expenses incurred by such Continuing Employee and his or her covered dependents during the portion of the plan year of the Old Plan ending on the date such employee’s participation in the corresponding New Plan begins to be taken into account under such New Plan for purposes of satisfying all deductible, coinsurance and maximum out-of-pocket requirements applicable to such employee and his or her covered dependents for the applicable plan year as if such amounts had been paid in accordance with such New Plan.
           (c) If, at least ten (10) Business Days prior to the Effective Time, Parent provides written notice to the Company directing the Company to terminate its tax-qualified defined contribution plan(s) established under Section 401(k) of the Code (the “Company 401(k) Plans”), the Company shall terminate the Company 401(k) Plans effective as of the day immediately preceding the day on which the Effective Time occurs (the “401(k) Termination Date”). In the event that Parent requests that the Company 401(k) Plans be terminated, the Company shall provide Parent with evidence reasonably satisfactory to Parent that such 401(k) plan(s) have been terminated pursuant to resolution of the Company’s Board of Directors (or other authorized committee) at least two (2) Business Days prior to the day on which the Effective Time occurs; provided that prior to terminating the Company 401(k) Plans, the Company shall provide Parent with the form and substance of any applicable resolutions for review and approval

Annex A
(not to be unreasonably withheld, conditioned or delayed). If the Company 401(k) Plans are terminated pursuant to this Section 7.7(c), then as soon as reasonably practicable following the 401(k) Termination Date, Parent shall permit each Continuing Employee who was eligible to participate in the Company 401(k) Plans immediately prior to the 401(k) Termination Date to participate in 401(k) plans of Parent or its affiliates, and shall permit each such Continuing Employee to elect to make rollover contributions of  “eligible rollover distributions” (within the meaning of Section 402(c)(4) of the Code) in cash in an amount equal to the entire eligible rollover distribution distributable to such Continuing Employee from the Company 401(k) Plans to the 401(k) plans of Parent or its affiliates.
           (d) Between the date hereof and the Effective Time, any broad-based written communication materials (including website postings) from the Company or its affiliates to their employees with respect to the Transactions or employment, compensation or benefits matters addressed in this Agreement or related, directly or indirectly, to the Transactions or employment thereafter shall be provided to Parent for review and the Company shall consider any comments to such communications in good faith; provided, however, that the foregoing shall not apply with respect to any such broad-based written communication material that is consistent in all material respects with any material previously reviewed by Parent.
           (e) Parent shall, or shall cause its Subsidiaries to, assume, honor and fulfill all of the Company Benefit Plans in accordance with their terms as in effect immediately prior to the date hereof or as subsequently amended if and as permitted pursuant to the terms of such Company Benefit Plans.
           (f) Nothing in this Agreement shall confer upon any Continuing Employee any right to continue in the employ or service of Parent or any affiliate of Parent, or shall interfere with or restrict in any way the rights of Parent or any affiliate of Parent, which rights are hereby expressly reserved, to discharge or terminate the services of any Continuing Employee at any time for any reason whatsoever, with or without cause. Notwithstanding any other provision in this Agreement to the contrary, nothing in this Section 7.7 shall be deemed or construed to be an amendment or other modification of any Company Benefit Plan or employee benefit plan of Parent or Merger Sub or their affiliates. Notwithstanding any other provision in this Agreement to the contrary, nothing in this Section 7.7 shall create any third-party rights in any current or former employee or other service provider of the Company or its affiliates (or any beneficiaries or dependents thereof).
  Section 7.8. Rule 16b-3. Prior to the Effective Time, the Company shall take all such steps as may be reasonably necessary or advisable hereto to cause any dispositions of Company equity securities (including derivative securities) or acquisitions of Parent equity securities (including derivative securities) pursuant to the Transactions by each individual who is a director or officer of the Company subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to the Company to be exempt under Rule 16b-3 promulgated under the Exchange Act.
  Section 7.9. Stockholder Litigation. From the date hereof until the earlier of the Effective Time or the date, if any, on which this Agreement is validly terminated pursuant to Section 9.1, the Company shall provide Parent prompt (and in any event within forty-eight (48) hours) notice of any litigation brought by any stockholder of the Company or purported stockholder of the Company against the Company, any of its Subsidiaries and/or any of their respective directors or officers relating to the Merger or any of the other Transactions or this Agreement, and shall keep Parent reasonably informed on a prompt and timely basis with respect to the status thereof. The Company shall give Parent the opportunity to participate (at Parent’s expense, and subject to a customary joint defense agreement) in, but not control, the defense or settlement of any such litigation and reasonably cooperate with Parent in conducting the defense or settlement of such litigation, and no such settlement shall be agreed without Parent’s prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed, except that Parent may, in its sole discretion, withhold such consent to any settlement which does not include a full release of Parent and its affiliates (including the Surviving Company and its Subsidiaries) with respect to all liabilities, causes of action and claims arising out of, or related to, the claims asserted in such litigation or which imposes an injunction or other equitable relief upon Parent or any of its affiliates (including the Surviving Company and its Subsidiaries). In the event of, and to the extent of, any conflict or overlap between the provisions of this Section 7.9 and Section 6.1 or Section 7.2 (but without otherwise limiting any of the Parties’ obligations under Section 7.2), the provisions of this Section 7.9 shall control.
  Section 7.10. Delisting. Each of the Parties agrees to cooperate with the other Parties in taking, or causing to be taken, all actions reasonably necessary to delist the Company Common Stock from the New York Stock Exchange and terminate its registration under the Exchange Act; provided that such delisting and termination shall not be effective until at or after the Effective Time. If the Surviving Company may be required to file any quarterly or annual
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report pursuant to the Exchange Act by a filing deadline that is imposed by the Exchange Act and which falls on a date within the ten (10) days following the Closing Date, the Company shall use its reasonable best efforts to file such quarterly or annual report prior to the Closing.
  Section 7.11. Director Resignations. Prior to the Closing, the Company shall use its reasonable best efforts to cause to be delivered to Parent resignations executed by each director of the Company in office as of immediately prior to the Effective Time and effective upon the Effective Time, and the Company shall cooperate with Parent in preparing for the replacement, upon the Effective Time, of directors and officers of the Company Subsidiaries with those Persons designated by Parent.
  Section 7.12. Proxy Statement; Company Stockholders’ Meeting.
           (a) As promptly as reasonably practicable following the date of this Agreement, the Company shall prepare (and Parent shall reasonably and in good faith cooperate with such preparation) and file with the SEC the preliminary Proxy Statement. The Company will use its reasonable best efforts to cause such filing to occur no later than twenty-five (25) Business Days following the date of this Agreement. Each of the Company and Parent shall furnish all information concerning itself and its affiliates that is reasonably requested or required to be included in the Proxy Statement or that is customarily included in proxy statements prepared in connection with transactions of the type contemplated by this Agreement, and each of the Company and Parent covenants that none of the information supplied or to be supplied by it for inclusion or incorporation in the Proxy Statement will, at the date it or any amendment or supplement thereto is filed with the SEC or is mailed to the Company Stockholders, as applicable, or at the time of the Company Stockholders’ Meeting, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. Parent shall provide the Company such assistance and cooperation which the Company reasonably requests in preparation of the information related to Parent or Merger Sub to be included in the Proxy Statement. Each of the Company and Parent shall use its respective reasonable best efforts to respond as promptly as practicable to any comments of the SEC with respect to the Proxy Statement. The Company shall promptly notify Parent upon the receipt of any comments from the SEC or its staff or any request from the SEC or its staff for amendments or supplements to the Proxy Statement and shall supply Parent with copies of all correspondence with the SEC or its staff with respect to the Proxy Statement. The Company shall give Parent and its counsel a reasonable opportunity to review and comment on the Proxy Statement, including all amendments and supplements thereto, prior to filing such documents with the SEC or disseminating them to holders of shares of Company Common Stock and a reasonable opportunity to review and comment on all responses to requests for additional information, and shall consider any comments proposed by Parent in good faith. The Company will cause the definitive Proxy Statement to be mailed to the Company Stockholders as promptly as practicable after the date on which the Company learns that the Proxy Statement will not be reviewed or that the SEC staff has no further comments thereon. If, at any time prior to the Company Stockholders’ Meeting, any information relating to the Company, Parent or any of their respective affiliates, officers or directors should be discovered by the Company or Parent that should be set forth in an amendment or supplement to the Proxy Statement, so that the Proxy Statement shall not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading, the Party that discovers such information shall promptly notify the other Parties and correct such information, and the Company shall file an appropriate amendment or supplement describing such information with the SEC.
           (b) Unless this Agreement is terminated in accordance with its terms, the Company shall, as promptly as reasonably practicable after the date hereof and in consultation with Parent, duly hold a meeting of its stockholders for the purpose of obtaining the Company Stockholder Approval (the “Company Stockholders’ Meeting”) with a record date and meeting date to be selected after reasonable consultation with Parent, and, subject to a Change of Recommendation in accordance with Section 6.3(d), the Company shall use its reasonable best efforts to obtain the Company Stockholder Approval. Within ten (10) Business Days after the date of this Agreement (and at reasonable times thereafter, upon the request of Parent), the Company shall conduct a “broker search” in accordance with Rule 14a-13 of the Exchange Act for a record date for the Company Stockholders’ Meeting that is twenty (20) Business Days after the date of such “broker search.” The Company shall not postpone or adjourn the Company Stockholders’ Meeting without the prior written consent of Parent; provided that if at any time following the dissemination of the Proxy Statement, either the Company or Parent reasonably determines in good faith that the Company Stockholder Approval is unlikely to be obtained at the Company Stockholders’ Meeting, including due to an absence of quorum, then on no more than two (2) occasions (for each of the Company and Parent) and prior to the

Annex A
vote contemplated having been taken, each of the Company and Parent shall have the right to require an adjournment or postponement of the Company Stockholders’ Meeting for the purpose of soliciting additional votes in favor of this Agreement; provided, further, that no such adjournment or postponement shall delay the Company Stockholders’ Meeting (in each case) by more than ten (10) days from the prior-scheduled date or to a date on or after the fifth (5th) Business Day preceding the Outside Date. Notwithstanding the foregoing, the Company may postpone or adjourn the Company Stockholders’ Meeting if  (i) the Company is required to postpone or adjourn the Company Stockholders’ Meeting by applicable Law or the rules or requirements of the New York Stock Exchange, or (ii) the Company Board of Directors or any authorized committee thereof shall have determined in good faith (after consultation with outside legal counsel) that it is necessary or appropriate to postpone or adjourn the Company Stockholders’ Meeting in order to give Company Stockholders sufficient time to evaluate any information or disclosure that the Company has sent or otherwise made available to such holders by issuing a press release, filing materials with the SEC or otherwise (including in connection with any Change of Recommendation) (in each case so long as any such information or disclosure was made in compliance with this Agreement); provided that the Company shall be permitted to postpone or adjourn the Company Stockholders’ Meeting pursuant to this clause (ii) on no more than two (2) occasions and no such adjournments or postponements shall delay the Company Stockholders’ Meeting by more than fifteen (15) days (in the aggregate; provided that such days need not run consecutively) from the prior-scheduled date or to a date on or after the fifth (5th) Business Day preceding the Outside Date. Unless there has been a Change of Recommendation in accordance with Section 6.3(d), the Company shall promptly provide Parent with all voting tabulation reports relating to the Company Stockholders’ Meeting that have been prepared by the Company or the Company’s transfer agent, proxy solicitor or other Representative, and shall otherwise keep Parent reasonably informed regarding the status of the solicitation and any material oral or written communications from or to Company Stockholders with respect thereto.
  Section 7.13. Financing Cooperation.
           (a) Prior to the earlier of the Effective Time and the termination of this Agreement, the Company shall, and shall cause the Company Subsidiaries and their respective Representatives to, provide such reasonable cooperation in connection with any financing by Parent or any of its Subsidiaries in connection with the Transactions as may be requested by Parent, Merger Sub or their Representatives. Without limiting the generality of the foregoing, the Company shall, and shall cause the Company Subsidiaries and their respective Representatives to, upon request (i) furnish the report of the Company’s auditor on the most recently available audited consolidated financial statements of the Company and the Company Subsidiaries and use its reasonable best efforts to obtain the consent of such auditor to the use of such report in accordance with normal custom and practice and use reasonable best efforts to cause such auditor to provide customary comfort letters to the underwriters, initial purchasers or placement agents, as applicable, in connection with any such financing; (ii) furnish any additional financial statements, schedules or other financial data relating to the Company and the Company Subsidiaries as may be reasonably requested by Parent and required in connection with any such financing (including, if applicable, any such statements, schedules or data to be used in the preparation of pro forma financial statements), but in each case, only to the extent that such additional financial statements, schedules or other financial data are prepared by the Company or the Company Subsidiaries in the ordinary course of business and readily available; (iii) provide a reasonable amount of direct contact between (A) senior management and advisors, including auditors, of the Company and (B) the proposed lenders, underwriters, initial purchasers or placement agents, as applicable, and/or Parent’s auditors in connection with, any such financing, at reasonable times and upon reasonable advance notice, provided that such access does not unreasonably interfere with the operations of the business of the Company and the Company Subsidiaries; (iv) make available the employees and advisors of the Company and the Company Subsidiaries to provide reasonable assistance with Parent’s preparation of business projections, financing documents and offer materials in connection with any such financing, at reasonable times and upon reasonable advance notice, provided that such access does not unreasonably interfere with the operations of the business of the Company and the Company Subsidiaries; (v) use its reasonable best efforts to obtain the cooperation and assistance of counsel to the Company and the Company Subsidiaries in providing customary legal opinions; (vi) provide information, documents (including information and documents required in connection with applicable “know your customer” and anti-money laundering rules and regulations, including the U.S.A. Patriot Act of 2001), authorization letters, opinions and certificates, enter into agreements (including supplemental indentures) and take other actions that, in each case, are customary in connection with any such financing or reasonably necessary or desirable to permit Parent to fulfill conditions or obligations under the related financing documents, provided that such agreements entered into shall be conditioned upon, and shall not take effect until, the Effective Time; (vii) reasonably assist in the preparation of one or more confidential information memoranda, prospectuses, offering memoranda and other marketing and syndication
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materials reasonably requested by Parent; (viii) permit Parent’s reasonable use of the Company’s and the Company Subsidiaries’ logos for syndication and underwriting, as applicable, of any such financing; (ix) use commercially reasonable efforts to assist in procuring any necessary rating agency ratings or approvals; and (x) not commence or effect any offering, placement or arrangement of any debt securities or bank financing competing with the proposed Parent financing (and not permit any such offering, placement or arrangements to occur on its behalf).
           (b) Notwithstanding anything in this Section 7.13 to the contrary, in fulfilling its obligations pursuant to this Section 7.13, (i) none of the Company, the Company Subsidiaries or their respective Representatives shall be required to pay any commitment or other fee, provide any security or incur any other liability in connection with any financing prior to the Effective Time and (ii) Parent shall, promptly upon request by the Company, reimburse the Company for all reasonable and documented out-of-pocket costs incurred by the Company or any of the Company Subsidiaries in connection with such cooperation. Parent shall indemnify and hold harmless the Company and the Company Subsidiaries from and against any and all losses or damages actually suffered or incurred by them directly in connection with the arrangement of any such financing (other than to the extent resulting from (A) the willful misconduct, gross negligence or bad faith of the Company or any of the Company Subsidiaries or any of their respective Representatives acting on their behalf, (B) the material breach by the Company of its obligations under this Section 7.13 or (C) information provided by the Company, the Company Subsidiaries or their respective Representatives acting on their behalf for use in connection with any such financing).
           (c) Prior to the earlier of the Effective Time and the termination of this Agreement, Parent shall, upon request by the Company, keep the Company reasonably informed at reasonable time intervals regarding the progress and status of any financing arrangements in connection with the Transactions.
           (d) For the avoidance of doubt, the obligation of Parent and Merger Sub to close the transactions contemplated by this Agreement is not conditioned upon the consummation of any financing.
ARTICLE VIII
CONDITIONS TO CONSUMMATION OF THE MERGER
  Section 8.1. Conditions to Each Party’s Obligations to Effect the Merger. The respective obligations of each Party to effect the Merger shall be subject to the satisfaction on or prior to the Closing Date of each of the following conditions, any and all of which may be waived in whole or in part by written agreement of Parent, Merger Sub and the Company, to the extent permitted by applicable Law:
           (a) Company Stockholder Approval. The Company Stockholder Approval shall have been obtained.
           (b) No Legal Prohibition. No Governmental Entity of competent jurisdiction shall have (i) enacted, issued or promulgated any Law that is in effect or (ii) issued or granted any order or injunction (whether temporary, preliminary or permanent) that is in effect, in each case which has the effect of restraining, enjoining or otherwise prohibiting the consummation of any of the Transactions.
           (c) Regulatory Approvals. (i) Any waiting period (and extensions thereof) applicable to the Transactions under the HSR Act and any agreements or commitments with a Governmental Entity not to consummate the Transactions, shall have expired or been terminated, (ii) any other required approvals, consents, or clearances under any Antitrust Laws or FDI Laws of the jurisdictions set forth in Section 8.1(c) of the Company Disclosure Letter shall have been obtained and (iii) the CFIUS Approval shall have been obtained.
  Section 8.2. Conditions to the Obligations of Parent and Merger Sub. The obligations of Parent and Merger Sub to effect the Merger are also subject to the satisfaction on or prior to the Closing Date of each of the following conditions, any and all of which may be waived in whole or in part by Parent or Merger Sub:
           (a) Representations and Warranties. (i) The representations and warranties of the Company set forth in Section 4.1(a) (other than the second sentence thereof), Section 4.1(c) (other than the last sentence thereof), Section 4.2(b), Section 4.2(c), Section 4.3 and Section 4.26 shall be true and correct in all material respects as of the date hereof and shall be true and correct in all material respects as of the Closing as though made on and as of the Closing (except, in each case, representations and warranties that by their terms speak specifically as of another date, in which case as of such date); (ii) the representations and warranties of the Company set forth in Section 4.2(a) shall be true and correct other than for de minimis inaccuracies as of the date hereof and shall be true and correct other than for de minimis inaccuracies as of the Closing as though made on and as of the Closing (except, in each

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case, representations and warranties that by their terms speak specifically as of another date, in which case as of such date); (iii) the representations and warranties of the Company set forth in Section 4.8(a) shall be true and correct in all respects as of the date hereof and shall be true and correct in all respects as of the Closing as though made on and as of the Closing; and (iv) the other representations and warranties of the Company set forth in this Agreement (without giving effect to any qualification as to materiality or Company Material Adverse Effect contained therein) shall be true and correct as of the date hereof or shall be true and correct as of the Closing as though made on and as of the Closing (except, in each case, representations and warranties that by their terms speak specifically as of another date, in which case as of such date), except, with respect to this clause (iv), where any failures of any such representations and warranties to be true and correct (without giving effect to any qualification as to materiality or Company Material Adverse Effect contained therein) have not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.
           (b) Performance of Obligations. The Company shall have performed and complied, in each case, in all material respects with the obligations, covenants and agreements required to be performed or complied with by it under this Agreement at or prior to the Closing.
           (c) No Material Adverse Effect. No Company Material Adverse Effect shall have occurred since the date of this Agreement that is continuing.
           (d) Company Officer’s Certificate. Parent and Merger Sub shall have received from the Company a certificate, dated as of the Closing Date and signed by an executive officer of the Company, certifying to the effect that the conditions set forth in Section 8.2(a), Section 8.2(b) and Section 8.2(c) have been satisfied.
  Section 8.3. Conditions to the Obligations of the Company. The obligations of the Company to effect the Merger are also subject to the satisfaction on or prior to the Closing Date of each of the following conditions, any and all of which may be waived in whole or in part by the Company:
           (a) Representations and Warranties. (i) The representations and warranties of Parent and Merger Sub set forth in Section 5.1 (other than the third sentence thereof) and Section 5.3 and Section 5.8 shall be true and correct in all material respects as of the date hereof and shall be true and correct in all material respects as of the Closing as though made on and as of the Closing (except, in each case, representations and warranties that by their terms speak specifically as of another date, in which case as of such date), (ii) the representations and warranties of Parent and Merger Sub set forth in Section 5.2 shall be true and correct other than for de minimis inaccuracies as of the date hereof and shall be true and correct other than for de minimis inaccuracies as of the Closing as if made on and as of the Closing (except, in each case, for representations and warranties that speak specifically of another date, in which case as of such date) and (iii) the other representations and warranties of Parent and Merger Sub set forth in this Agreement (without giving effect to any qualification as to materiality contained therein) shall be true and correct as of the date of this Agreement and shall be true and correct as of the Closing as though made on and as of the Closing (except, in each case, representations and warranties that by their terms speak specifically as of another date, in which case as of such date), except where any failures of any such representations and warranties to be so true and correct (without giving effect to any qualification as to materiality contained therein) have not had and would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the ability of Parent or Merger Sub to consummate the Transactions, including the Merger.
           (b) Performance of Obligations. Parent and Merger Sub shall have performed and complied, in each case, in all material respects with the obligations, covenants and agreements required to be performed or complied with by them under this Agreement at or prior to the Closing.
           (c) Parent Officers’ Certificate. The Company shall have received from Parent a certificate, dated as of the Closing Date and signed by an executive officer of Parent, certifying to the effect that the conditions set forth in Section 8.3(a) and Section 8.3(b) have been satisfied.
ARTICLE IX
TERMINATION
  Section 9.1. Termination. This Agreement may be terminated and the Merger and the other Transactions may be abandoned, at any time before the Effective Time, as follows (with any termination by Parent also being an effective termination by Merger Sub):
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           (a) by mutual written consent of Parent and the Company;
           (b) by the Company, in the event that (i) the Company is not then in material breach of this Agreement and (ii) (A) Parent and/or Merger Sub shall have breached, failed to perform or violated their respective covenants or agreements under this Agreement, or (B) any of the representations and warranties of Parent or Merger Sub set forth in this Agreement shall have become inaccurate, and in either case of clause (A) or (B) where such breach, failure to perform, violation or inaccuracy (1) would result in the failure of any of the conditions set forth in Section 8.3(a) or Section 8.3(b) to be satisfied, and (2) is not capable of being cured by the Outside Date or, if capable of being cured by the Outside Date, is not cured by Parent or Merger Sub, as applicable, before the earlier of  (x) the Business Day immediately prior to the Outside Date and (y) the thirtieth (30th) calendar day following receipt of written notice from the Company of such breach, failure to perform, violation or inaccuracy;
           (c) by Parent, in the event that (i) neither Parent nor Merger Sub is then in material breach of this Agreement and (ii) (A) the Company shall have breached, failed to perform or violated its covenants or agreements under this Agreement or (B) any of the representations and warranties of the Company set forth in this Agreement shall have become inaccurate, and in either case of clause (A) or (B) where such breach, failure to perform, violation or inaccuracy (1) would result in the failure of any of the conditions set forth in Section 8.2(a) or Section 8.2(b) to be satisfied, and (2) is not capable of being cured by the Outside Date or, if capable of being cured by the Outside Date, is not cured by the Company before the earlier of  (x) the Business Day immediately prior to the Outside Date and (y) the thirtieth (30th) calendar day following receipt of written notice from Parent or Merger Sub of such breach, failure to perform, violation or inaccuracy;
           (d) by either Parent or the Company, in the event that the Effective Time has not occurred on or before the date that is twelve (12) months after the date hereof  (the “Outside Date”); provided that (i) if, on the Outside Date, all of the conditions set forth in Article VIII, other than the conditions set forth in Section 8.1(b) (to the extent any such injunction or order is in respect of, or any such Law is, the HSR Act or any other Antitrust Law or any FDI Law) or Section 8.1(c) and those conditions that by their nature are to be satisfied on the Closing Date (if such conditions would be satisfied or validly waived were the Closing Date to occur at such time), shall have been satisfied or waived, then the Outside Date shall automatically be extended for all purposes hereunder by a period of three (3) months (in which case, such date shall become the Outside Date for all purposes of this Agreement); and (ii) the right to terminate this Agreement pursuant to this Section 9.1(d) shall not be available to any Party whose action or failure to fulfill any obligation under this Agreement has been a proximate cause of the failure of the Effective Time to occur by the Outside Date and such action or failure to fulfill such obligation constitutes a material breach of this Agreement;
           (e) by Parent, if, prior to obtaining the Company Stockholder Approval, (i) a Change of Recommendation has occurred or (ii) the Company has materially breached Section 6.3;
           (f) by either the Company or Parent if a Governmental Entity of competent jurisdiction shall have issued a final, non-appealable order, injunction, decree or ruling in each case permanently restraining, enjoining or otherwise prohibiting the consummation of any of the Transactions;
           (g) by the Company, prior to obtaining the Company Stockholder Approval, in order to effect a Change of Recommendation and substantially concurrently enter into a definitive agreement providing for a Superior Proposal; provided that (i) the Company has complied with Section 6.3 and (ii) immediately prior to or substantially concurrently with (and as a condition to) the termination of this Agreement, the Company pays to Parent the Termination Fee;
           (h) by either the Company or Parent, if the Company Stockholders’ Meeting (including any adjournments or postponements thereof) shall have concluded and the Company Stockholder Approval shall not have been obtained; or
           (i) by either the Company or Parent following a CFIUS Turndown; provided that the right to terminate this Agreement under this Section 9.1(i) shall not be available to any Party whose action or failure to fulfill its obligations pursuant to Section 7.2(e) has been a proximate cause of the CFIUS Turndown and such action or failure to fulfill such obligations constitutes a material breach of this Agreement.
  Section 9.2. Effect of Termination.
           (a) In the event of the valid termination of this Agreement as provided in Section 9.1, written notice thereof shall forthwith be given to the other Party or Parties specifying the provision hereof pursuant to which such

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termination is made, and this Agreement shall forthwith become null and void and there shall be no liability on the part of Parent, Merger Sub or the Company, except that the Confidentiality Agreement, this Section 9.2 and Section 10.3 through Section 10.13 shall survive such termination; provided that nothing herein shall relieve any Party from liability (including damages) for Fraud or Willful Breach of this Agreement prior to such termination (which damages may include loss of the economic benefits of the transactions contemplated by this Agreement to holders of Company Common Stock and Company Equity Awards entitled to receive the Merger Consideration, as applicable, pursuant to Section 261(a)(1) of the DGCL and subject to Section 10.8(a)). For purposes of this Agreement, “Willful Breach” shall mean a deliberate action taken or deliberate failure to act that the breaching party intentionally takes (or intentionally fails to take) and actually knows would, or would reasonably be expected to, be or cause a material breach of this Agreement.
           (b) Termination Fee.
      (i) If  (A) Parent terminates this Agreement pursuant to Section 9.1(h), (B) after the date hereof and prior to the date of the Company Stockholders’ Meeting at which the Company Stockholder Approval was not obtained, an Acquisition Proposal was publicly disclosed (whether by the Company or a third party) and not publicly withdrawn at least three (3) Business Days prior to the date of the applicable Company Stockholders’ Meeting, and (C) within twelve (12) months of such termination, an Acquisition Proposal is consummated or a definitive agreement providing for an Acquisition Proposal is entered into, then on or prior to the date that is two (2) Business Days after the earlier of  (x) the date that such Acquisition Proposal is consummated and (y) the date of entry of such definitive agreement, the Company shall pay to Parent a fee of  $32,350,000 in cash (the “Termination Fee”).
      (ii) If  (A) after the date hereof and prior to the termination of this Agreement, an Acquisition Proposal is made to the Company Board of Directors or the Company’s management or becomes publicly disclosed (whether by the Company or a third party) and not withdrawn (publicly, if publicly disclosed) prior to such termination, (B) (1) Parent or the Company terminates this Agreement pursuant to Section 9.1(d) (provided that, if the Company is the terminating Party under Section 9.1(d), Parent is not at such time prohibited from terminating this Agreement by the terms of Section 9.1(d)(ii)) or (2) Parent terminates this Agreement pursuant to (x) Section 9.1(c)(ii)(A) due to a breach of, or a failure to perform or comply with, one or more covenants or agreements under this Agreement by the Company following the making of such Acquisition Proposal or (y) Section 9.1(e)(ii) (but in the case of this clause (y), only if the Company has Willfully Breached Section 6.3), and (C) within twelve (12) months of such termination, an Acquisition Proposal is consummated or a definitive agreement providing for an Acquisition Proposal is entered into, then on or prior to the date that is two (2) Business Days after the earlier of  (x) the date that such Acquisition Proposal is consummated and (y) the date of entry of such definitive agreement, the Company shall pay to Parent the Termination Fee.
      (iii) If Parent terminates this Agreement pursuant to (A) Section 9.1(e)(i) or (B) Section 9.1(e)(ii) (but in the case of this clause (B), only if the Company has Willfully Breached Section 6.3), within five (5) Business Days after such termination, the Company shall pay to Parent the Termination Fee.
      (iv) If the Company terminates this Agreement pursuant to Section 9.1(g), substantially concurrently with or prior to (and as a condition to) such termination, the Company shall pay to Parent the Termination Fee.
      (v) In the event any amount is payable by the Company pursuant to the preceding clauses (i), (ii), (iii), or (iv), such amount shall be paid by wire transfer of immediately available funds to an account designated in writing by Parent. Parent shall promptly provide wire transfer instructions in writing to the Company upon request (and in any event with sufficient time to allow the Company to pay or cause to be paid to Parent any Termination Fee payable hereunder within the time periods required by this Section 9.2(b)). For the avoidance of doubt, in no event shall the Company be obligated to pay the Termination Fee on more than one occasion.
      (vi) Solely for purposes of Section 9.2(b)(i) and Section 9.2(b)(ii), the term “Acquisition Proposal” shall have the meaning assigned to such term in Section 1.1, except that all references to “fifteen percent (15%)” and “eighty-five percent (85%)” therein shall be deemed to be references to “fifty percent (50%).”
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           (c) Regulatory Termination Fee.
      (i) If the Company terminates this Agreement pursuant to Section 9.1(d) (or Parent terminates this Agreement pursuant to Section 9.1(d) and at the time of such termination by Parent, the Company was not prohibited from terminating this Agreement pursuant to the terms of Section 9.1(d)), and at the time of such termination, all conditions set forth in Article VIII are satisfied or validly waived, other than (A) conditions that by their nature are to be satisfied on the Closing Date (if such conditions would be satisfied or validly waived were the Closing Date to occur at such time) and (B) any condition set forth in Section 8.1(b) or Section 8.1(c), within five (5) Business Days after such termination, Parent shall pay to the Company a fee of $32,350,000 in cash (the “Regulatory Termination Fee”).
      (ii) If the Company terminates this Agreement pursuant to Section 9.1(f) (or Parent terminates this Agreement pursuant to Section 9.1(f) and at the time of such termination by Parent, the Company was not prohibited from terminating this Agreement pursuant to the terms of Section 9.1(f)), within five (5) Business Days after such termination, Parent shall pay to the Company the Regulatory Termination Fee.
      (iii) In the event any amount is payable by Parent pursuant to the preceding clauses (i) or (ii), such amount shall be paid by wire transfer of immediately available funds to an account designated in writing by the Company. The Company shall promptly provide wire transfer instructions in writing to Parent upon request (and in any event with sufficient time to allow Parent to pay or cause to be paid to the Company any Regulatory Termination Fee payable hereunder within the time periods required by this Section 9.2(c)). For the avoidance of doubt, in no event shall Parent be obligated to pay the Regulatory Termination Fee on more than one occasion.
           (d) Each Party acknowledges that the agreements contained in this Section 9.2 are an integral part of the Transactions and that, without these agreements, the Parties hereto would not enter into this Agreement. Each Party further acknowledges that each of the Termination Fee and Regulatory Termination Fee is not a penalty, but rather is liquidated damages in a reasonable amount that will compensate Parent and Merger Sub or the Company, as the case may be, in the circumstances in which the Termination Fee or Regulatory Termination Fee (as applicable) is payable, for the efforts and resources expended and opportunities foregone while negotiating this Agreement and in reliance on this Agreement and on the expectation of the consummation of the Transactions. In addition, if the Company fails to pay in a timely manner any amount due pursuant to Section 9.2(b), or Parent fails to pay in a timely manner any amount due pursuant to Section 9.2(c), then (i) the applicable Party with the payment obligation shall reimburse the other Party for all reasonable, documented, out-of-pocket costs and expenses (including disbursements and fees of counsel) incurred in the collection of such overdue amounts, including in connection with any related claims, actions or proceedings commenced and (ii) the applicable Party with the payment obligation shall pay to the other Party the interest on the amounts payable pursuant to Section 9.2(b) or Section 9.2(c), as applicable, from and including the date payment of such amounts was due to but excluding the date of actual payment at the prime rate set forth in the Wall Street Journal in effect on the date such payment was required to be made. Notwithstanding anything to the contrary in this Agreement, (1) upon Parent’s receipt of the full Termination Fee (and any other amounts contemplated by this Section 9.2(d)) pursuant to this Section 9.2 in circumstances in which the Termination Fee is payable, none of the Company, any Company Subsidiary or any of their respective former, current or future officers, directors, partners, stockholders, managers, members, affiliates or agents shall have any further liability or obligation relating to or arising out of this Agreement or the Transactions, except for Fraud or Willful Breach (as defined in Section 9.2(a)) and (2) upon the Company’s receipt of the full Regulatory Termination Fee (and any other amounts contemplated by this Section 9.2(d)) pursuant to this Section 9.2 in circumstances in which the Regulatory Termination Fee is payable, none of Parent, any Parent Subsidiary or any of their respective former, current or future officers, directors, partners, stockholders, managers, members, affiliates or agents shall have any further liability or obligation relating to or arising out of this Agreement or the Transactions, except for Fraud or Willful Breach (as defined in Section 9.2(a)).

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ARTICLE X
MISCELLANEOUS
  Section 10.1. Amendment and Modification; Waiver.
           (a) Subject to applicable Law and except as otherwise provided in this Agreement, this Agreement may be amended, modified and supplemented by written agreement of each of the Parties.
           (b) At any time and from time to time prior to the Effective Time, either the Company, on the one hand, or Parent and Merger Sub, on the other hand, may, to the extent legally allowed and except as otherwise set forth herein, (i) extend the time for the performance of any of the obligations or other acts of the other Parties, as applicable, (ii) waive any inaccuracies in the representations and warranties made by the other Parties contained herein or in any document delivered pursuant hereto and (iii) waive compliance with any of the agreements or conditions for their respective benefit contained herein. Any agreement on the part of Parent, Merger Sub or the Company to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of Parent or the Company, as applicable. No failure or delay by the Company, Parent or Merger Sub in exercising any right hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise of any other right hereunder.
  Section 10.2. Non-Survival of Representations and Warranties. None of the representations and warranties in this Agreement or in any schedule, instrument or other document delivered pursuant to this Agreement shall survive the Effective Time. This Section 10.2 shall not limit any covenant or agreement of the Parties which by its terms contemplates performance after the Effective Time or termination of this Agreement.
  Section 10.3. Expenses. Except as otherwise expressly provided in this Agreement, all costs and expenses incurred in connection with this Agreement and the Transactions shall be paid by the Party incurring such costs and expenses.
  Section 10.4. Transfer Taxes and Non-Resident Capital Gain Taxes. Subject to Section 3.2(b)(i), any Transfer Taxes imposed in connection with the Transactions for which the Company or Parent is liable under applicable Tax Law shall be borne by the Company or Parent to the extent provided by applicable Tax Law. The Parties shall not file, or cause to be filed, any Tax Return or Ruling Request, in each case relating to Non-Resident Capital Gain Taxes imposed in connection with the Transactions, unless the Parties mutually agree in writing to make any such filing. If the Parties so consent, the Parties shall cooperate in good faith in preparing and filing any such Tax Return or Ruling Request, and no such Tax Return or Ruling Request shall be filed or submitted without each Party’s prior written consent. Neither Party shall seek guidance, directly or indirectly, from any Governmental Entity as to the Non-Resident Capital Gain Tax treatment of the Transactions without the prior written consent of the other Party.
  Section 10.5. Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally (notice deemed given upon receipt), by electronic mail (notice deemed given upon confirmation of receipt) or sent by a nationally recognized overnight courier service, such as Federal Express (notice deemed given upon receipt of proof of delivery), to the Parties at the following addresses (or at such other address for a Party as shall be specified by like notice):
if to Parent, Merger Sub or Parent Topco, to:
MMS USA Holdings, Inc.
133 avenue des Champs Elysées
75008 Paris
France
Email:
anne-gabrielle.heilbronner@publicisgroupe.com

Attention:
Anne-Gabrielle Heilbronner

with a copy to:
Wachtell, Lipton, Rosen & Katz
51 West 52nd Street
New York, New York 10019
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Email:
AOEmmerich@wlrk.com
HClark@wlrk.com

Attention:
Adam O. Emmerich
Hannah Clark

if to the Company, to:
LiveRamp Holdings Inc.
LiveRamp, Inc.
225 Bush Street, 17th Floor
San Francisco, CA 94104
USA
Email:
lauren.dillard@liveramp.com
jerry.jones@liveramp.com
david.eisenberg@liveramp.com

Attention:
Lauren Dillard
Jerry Jones
David Eisenberg

with a copy to:
Sullivan & Cromwell LLP
550 Hamilton Avenue
Palo Alto, California 94301
Email:
ringler@sullcrom.com
jonesp@sullcrom.com
traversg@sullcrom.com

Attention:
Mike Ringler
Peter Jones
Greg Travers

  Section 10.6. Interpretation. When a reference is made in this Agreement to Sections, such reference shall be to a Section of this Agreement unless otherwise indicated. Whenever the words “include”, “includes” or “including” are used in this Agreement they shall be deemed to be followed by the words “without limitation.” As used in this Agreement, the term “affiliates” shall have the meaning set forth in Rule 12b-2 of the Exchange Act. The word “extent” and the phrase “to the extent” when used in this Agreement shall mean the degree to which a subject or other things extends, and such word or phrase shall not merely mean “if.” The term “or” is not exclusive. The phrases “the date of this Agreement”, “the date hereof”, “of even date herewith” and terms of similar import, shall be deemed to refer to the date set forth in the preamble to this Agreement. The table of contents and headings set forth in this Agreement or any schedule delivered pursuant to this Agreement are for convenience of reference purposes only and shall not affect or be deemed to affect in any way the meaning or interpretation of this Agreement or such schedule or any term or provision hereof or thereof. All references herein to the Subsidiaries of a Person shall be deemed to include all direct and indirect Subsidiaries of such Person unless otherwise indicated or the context otherwise requires. The Parties agree that they have been represented by counsel during the negotiation and execution of this Agreement and, therefore, waive the application of any Law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document. If any action under this Agreement is required to be done or taken on a day that is not a Business Day, then such action shall be required to be done or taken on the first succeeding Business Day thereafter. Any Law defined or referred to herein or in any agreement or instrument that is referred to herein means such Law as from time to time amended, modified or supplemented, including (in the case of statutes) by succession of comparable successor Laws. Words describing the singular number shall be deemed to include the plural and vice versa, words denoting any gender shall be deemed to include all genders, and words denoting natural persons shall be deemed to include business entities and vice versa. The words “hereof”, “herein” and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement. The word “dollars” or symbol “$” refers to U.S. dollars.
  Section 10.7. Counterparts. This Agreement may be executed manually or by electronic transmission by the Parties, in any number of counterparts, each of which shall be considered one and the same agreement and shall

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become effective when a counterpart hereof shall have been signed by each of the Parties and delivered to the other Parties. The exchange of a fully executed Agreement (in counterparts or otherwise) by electronic transmission in .pdf format shall be sufficient to bind the Parties to the terms and conditions of this Agreement.
  Section 10.8. Entire Agreement; Third-Party Beneficiaries.
           (a) This Agreement (including the Company Disclosure Letter and the Parent Disclosure Letter) and the Confidentiality Agreement constitute the entire agreement among the Parties with respect to the subject matter hereof and thereof and supersede all other prior agreements (except that the Confidentiality Agreement shall be deemed amended hereby so that until the termination of this Agreement in accordance with Section 9.1, Parent and Merger Sub shall be permitted to take the actions contemplated by this Agreement) and understandings, both written and oral, among the Parties or any of them with respect to the subject matter hereof and thereof. Notwithstanding the foregoing, (i) if the Closing occurs, the holders of Company Common Stock and Company Equity Awards shall be third party beneficiaries of the right to receive the applicable Merger Consideration as set forth in Article II and Article III, in each case after the Effective Time and (ii) if the Closing does not occur, the Company shall have the right, pursuant to Section 261(a)(2) of the DGCL, as representative on behalf of holders of Company Common Stock and Company Equity Awards, to pursue claims for damages for any Fraud or breach of this Agreement by Parent or Merger Sub, as applicable, that gives rise to any such claim (including damages based on loss of the economic benefits of the transactions contemplated by this Agreement to holders of Company Common Stock and Company Equity Awards entitled to receive the Merger Consideration pursuant to Article II and Article III, as applicable, including loss of premium offered to such holders, in each case, pursuant to Section 261(a)(1) of the DGCL), in each case, pursuant to and in accordance with Section 9.2, it being agreed that in no event shall any holders of Company Common Stock or Company Equity Awards be entitled to enforce any of their rights, or Parent’s or Merger Sub’s obligations, under this Agreement in the event of any such breach, but rather that the Company shall have the sole and exclusive right to do so in its sole and absolute discretion, as agent for the holders of Company Common Stock and Company Equity Awards, and any damages, settlements, or other amounts recovered or received by the Company with respect to such claims may, in the Company’s sole and absolute discretion, as applicable, be (x) distributed, in whole or in part, by the Company to the holders of Company Common Stock or Company Equity Awards of record as of any date determined by the Company or (y) retained by the Company for the use and benefit of the Company on behalf of the holders of Company Common Stock and Company Equity Awards.
           (b) Except for clauses (i) and (ii) of Section 10.8(a), and as provided in Section 7.4 (which is for the benefit of the Indemnified Parties), nothing in this Agreement (including the Company Disclosure Letter and the Parent Disclosure Letter) or in the Confidentiality Agreement, express or implied, is intended to confer upon any Person other than the Parties any rights or remedies hereunder or thereunder.
  Section 10.9. Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by rule of Law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the Merger is not affected in any manner adverse to any Party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that the Merger is fulfilled to the extent possible.
  Section 10.10. Governing Law; Jurisdiction.
           (a) This Agreement, and all claims, causes of action (whether in contract, tort or statute) or other matters that may directly or indirectly result from, arise out of, be in connection with or relating to this Agreement or the other agreements delivered in connection herewith, or the execution or performance of this Agreement or such other agreements, or the Merger or the other Transactions (the “Relevant Matters”) shall be governed by, and construed in accordance with, the Laws of the State of Delaware, without giving effect to conflicts of laws principles that would result in the application of the Law of any other state or other jurisdiction.
           (b) Each of the Parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Court of Chancery of the State of Delaware, or, if  (and only if) such court finds it lacks jurisdiction, the Federal court of the United States of America sitting in Delaware, and any appellate court from any thereof, in any action or proceeding arising out of or relating to any Relevant Matter or for recognition or enforcement of any judgment relating thereto, and each of the Parties hereby irrevocably and unconditionally (i) agrees not to commence any such action or proceeding except in the Court of Chancery of the State of Delaware,
LiveRamp Holdings, Inc. Notice of 2026 Special Meeting and Proxy Statement   A-61

or, if  (and only if) such court finds it lacks jurisdiction, the Federal court of the United States of America sitting in Delaware, and any appellate court from any thereof; (ii) agrees that any claim in respect of any such action or proceeding may be heard and determined in the Court of Chancery of the State of Delaware, or, if  (and only if) such court finds it lacks jurisdiction, the Federal court of the United States of America sitting in Delaware, and any appellate court from any thereof; (iii) waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any such action or proceeding in such courts; and (iv) waives, to the fullest extent permitted by Law, the defense of an inconvenient forum to the maintenance of such action or proceeding in such courts. Each of the Parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable Law. Each Party to this Agreement irrevocably and unconditionally consents to service of process inside or outside the territorial jurisdiction of the courts referred to in this Section 10.10(b) in the manner provided for notices in Section 10.5. Nothing in this Agreement will affect the right of any Party to this Agreement to serve process in any other manner permitted by applicable Law.
  Section 10.11. Waiver of Jury Trial. EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THE RELEVANT MATTERS. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE SUCH WAIVERS, (B) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVERS, (C) IT MAKES SUCH WAIVERS VOLUNTARILY AND (D) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 10.11.
  Section 10.12. Assignment. Neither this Agreement, nor any of the rights, interests or obligations hereunder, shall be assigned by any of the Parties (whether by operation of Law or otherwise) without the prior written consent of the other Parties. Subject to the preceding sentence, but without relieving any Party of any obligation hereunder, this Agreement will be binding upon, inure to the benefit of and be enforceable by the Parties and their respective successors and permitted assigns.
  Section 10.13. Enforcement; Remedies.
           (a) Except as otherwise expressly provided herein, any and all remedies herein expressly conferred upon a Party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by Law or equity upon such Party, and the exercise by a Party of any one remedy will not preclude the exercise of any other remedy.
           (b) The Parties agree that irreparable injury will occur in the event that any of the provisions of this Agreement is not performed in accordance with its specific terms or is otherwise breached. It is agreed that prior to the valid termination of this Agreement pursuant to Article IX, each Party shall be entitled to an injunction or injunctions to prevent or remedy any breaches or threatened breaches of this Agreement by any other Party, to a decree or order of specific performance specifically enforcing the terms and provisions of this Agreement (including the Parties’ obligations to consummate the Merger and the other Transactions) and to any further equitable relief.
           (c) The Parties’ rights in this Section 10.13 are an integral part of the Transactions and each Party hereby waives any objections to any remedy referred to in this Section 10.13 (including any objection on the basis that there is an adequate remedy at Law or that an award of such remedy is not an appropriate remedy for any reason at Law or equity). For the avoidance of doubt, each Party agrees that there is not an adequate remedy at Law for a breach of this Agreement by any Party. In the event any Party seeks any remedy referred to in this Section 10.13, such Party shall not be required to obtain, furnish, post or provide any bond or other security in connection with or as a condition to obtaining any such remedy.
           (d) This Agreement may only be enforced against, and any claims or causes of action that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution or performance of this Agreement may only be made against the entities that are expressly identified as parties hereto and no former, current or future holders of any equity, controlling persons, directors, officers, agents and attorneys, affiliates (other than Parent as an affiliate of Merger Sub or Merger Sub as an affiliate of Parent), Representatives, members, managers, general or limited partners, stockholders or assignees of any of the Company, Parent or Merger Sub shall have any liability for any obligations or liabilities of the Parties to this Agreement or for any claim (whether in tort, contract or otherwise)

Annex A
based on, in respect of, or by reason of, the transactions contemplated hereby or in respect of any oral representations made or alleged to be made in connection herewith; provided that this Section 10.13(c) shall not limit claims for Fraud.
  Section 10.14. Parent Topco Guarantee. Parent Topco hereby guarantees to the Company the full and timely performance of all of the obligations of Parent under this Agreement, including the payment obligations of Parent pursuant to Section 3.1(a) (collectively, the “Guaranteed Obligations”). This is a guarantee of performance, and not merely of collection, and Parent Topco acknowledges and agrees that this guarantee is full and unconditional, and no amendment, modification, release or extinguishment of Parent’s obligations or liabilities, whether by decree in any bankruptcy proceeding or otherwise, shall affect the continuing validity and enforceability of this guarantee. Parent Topco hereby waives, for the benefit of the Company, (a) any right to require the Company, as a condition of performance by Parent Topco, to proceed in any action against Parent or pursue any other remedies whatsoever and (b) any defenses or benefits that may be derived from or afforded by any Law that limit the liability of or exonerate guarantors or sureties, other than defense of performance in full of the Guaranteed Obligations. If all or any part of any payment to or for the benefit of the Company in respect of a Guaranteed Obligation is invalidated, declared to be fraudulent or preferential or set aside and, in each such case, required for any reason to be repaid or paid to a trustee, receiver or other third party, the Guaranteed Obligations that otherwise would have been satisfied by that payment or partial payment will be revived and will continue in full force and effect as if that payment had not been made. Parent Topco understands and acknowledges that the Company is relying on this guarantee and the representations and warranties set forth in the immediately following sentence in entering into this Agreement. Parent Topco hereby represents and warrants that (i) it has full power and authority to execute and deliver this Agreement (solely for the purposes of this Section 10.14), to carry out its obligations hereunder and make any payments required to be made hereby, (ii) the execution and delivery by Parent Topco of this Agreement (solely for purposes of this Section 10.14), and the performance by Parent Topco of its obligations hereunder, have been duly authorized by all requisite corporate action on the part of Parent Topco and (iii) this Agreement has been duly executed and delivered by Parent Topco (solely for purposes of this Section 10.14), and constitutes a legal, valid and binding obligation of Parent Topco, enforceable against Parent Topco in accordance with its terms.
(Remainder of Page Intentionally Left Blank)
LiveRamp Holdings, Inc. Notice of 2026 Special Meeting and Proxy Statement   A-63

  IN WITNESS WHEREOF, Parent, Merger Sub and the Company have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the date first written above.
MMS USA HOLDINGS, INC.
By
/s/ Robert W. Vyverberg

Name: Robert W. Vyverberg
Title:   Secretary
COVEY MERGER SUB, INC.
By
/s/ Tom J. Caffrey

Name: Tom J. Caffrey
Title:   President
[Signature Page to Agreement and Plan of Merger]

Annex A
LIVERAMP HOLDINGS, INC.
By
/s/ Scott Howe

Name: Scott Howe
Title:   Chief Executive Officer
[Signature Page to Agreement and Plan of Merger]

PUBLICIS GROUPE S.A.
(solely for the purposes of Section 10.14)
By
/s/ Arthur Sadoun

Name: Arthur Sadoun
Title:   Chairman and Chief Executive Officer
[Signature Page to Agreement and Plan of Merger]

Annex A
Annex A-A
Surviving Company Certificate of Incorporation
CERTIFICATE OF INCORPORATION
of
LIVERAMP HOLDINGS, INC.
   I, the undersigned, for the purpose of incorporating and organizing a corporation under the General Corporation Law of the State of Delaware, do hereby execute this Certificate of Incorporation and do hereby certify as follows:
ARTICLE I
   The name of the corporation is LiveRamp Holdings, Inc. (the “Corporation”).
ARTICLE II
   The address, including street, number, city, and county, of the registered office of the Corporation in the State of Delaware is The Corporation Trust Company, 1209 Orange Street, City of Wilmington, County of New Castle, State of Delaware 19801; and the name of the registered agent of the Corporation in the State of Delaware at such address is the Corporation Trust Company.
ARTICLE III
   The purpose of the Corporation shall be to engage in any lawful act or activity for which corporations may be organized and incorporated under the General Corporation Law of the State of Delaware.
ARTICLE IV
   Section 1. The Corporation shall be authorized to issue 1,000 shares of capital stock, all of which 1,000 shares shall be shares of common stock, par value $0.001 per share (the “Common Stock”).
   Section 2. Except as otherwise provided by law, the Common Stock shall have the exclusive right to vote for the election of directors and for all other purposes. Each share of the Common Stock shall have one vote and the Common Stock shall vote together as a single class.
ARTICLE V
   Any one or more directors may be removed, with or without cause, by the vote or written consent of the holders of a majority of the issued and outstanding shares of capital stock of the Corporation entitled to be voted in the election of directors.
ARTICLE VI
   In furtherance and not in limitation of those powers conferred by law, the board of directors of the Corporation (the “Board”) is expressly authorized and empowered to make, alter and repeal the by-laws of the Corporation (the “By-Laws”).
ARTICLE VII
   Meetings of the stockholders shall be held at such place, within or without the State of Delaware as may be designated by, or in the manner provided in, the By-Laws or, if not so designated, at the registered office of the Corporation in the State of Delaware. Elections of directors need not be by written ballot unless and to the extent that the By-Laws so provide.
ARTICLE VIII
   The Corporation reserves the right at any time from time to time to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, and any other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted, in the manner now or hereinafter prescribed by law, and all rights, preferences and privileges of whatsoever nature conferred upon stockholders, directors or any other persons
LiveRamp Holdings, Inc. Notice of 2026 Special Meeting and Proxy Statement   A-A-1

whomsoever by and pursuant to this Certificate of Incorporation in its present form or as hereafter amended are granted subject to the right reserved in this Article.
ARTICLE IX
   A director or officer of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director or officer, as applicable, except to the extent such exemption from liability, or limitation thereof, is not permitted under the General Corporation Law of the State of Delaware. If the General Corporation Law of the State of Delaware is hereafter amended to authorize corporate action further eliminating or limiting the personal liability of directors or officers, as applicable, then the liability of a director or officer, as applicable, shall be eliminated or limited to the fullest extent permitted by the General Corporation Law of the State of Delaware, as so amended.
   Any repeal or modification of the foregoing provisions of this Article IX by the stockholders shall not adversely affect any right or protection of a director or officer of the Corporation existing at the time of such repeal or modification.
ARTICLE X
   Any person who was or is a party or is threatened to be a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (including any action or suit by or in the right of the Corporation to procure a judgment in its favor) by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another Corporation, partnership, joint venture, trust or other enterprise, shall be indemnified by the corporation, if, as and to the extent authorized by the laws of the State of Delaware, against expenses (including the attorneys’ fees), judgments, fines and amounts paid in settlement, actually and reasonably incurred by him, in connection with the defense or settlement of such action, suit, investigation or proceeding. The indemnification expressly provided by statute in a specific case shall not be deemed exclusive of any other rights to which any person indemnified may be entitled under any lawful agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.
A-A-2

Annex A
Annex A-B
Surviving Company Bylaws
BY-LAWS
of
LIVERAMP HOLDINGS, INC.
dated as of  [           ]
LiveRamp Holdings, Inc. Notice of 2026 Special Meeting and Proxy Statement   A-B-1

A-B-2

Annex A
ARTICLE I
OFFICES
            SECTION 1. REGISTERED OFFICE — The address, including street, number, city, and county, of the registered office of LiveRamp Holdings, Inc. (the “Corporation”) in the State of Delaware is the Corporation Trust Company, 1209 Orange Street, City of Wilmington, County of New Castle, State of Delaware 19801; and the name of the registered agent of the corporation in the State of Delaware at such address is Corporation Trust Company.
            SECTION 2. OTHER OFFICES — The Corporation may have other offices, either within or without the State of Delaware, at such place or places as the Board of Directors may from time to time select or the business of the Corporation may require.
ARTICLE II
MEETINGS OF STOCKHOLDERS
            SECTION 1. ANNUAL MEETINGS — Annual meetings of stockholders for the election of directors, and for such other business as may be stated in the notice of the meeting, shall be held at such place, either within or without the State of Delaware, and at such time and date as the Board of Directors, by resolution, shall determine and as set forth in the notice of the meeting. If the Board of Directors fails so to determine the time, date and place of meeting, the annual meeting of stockholders shall be held at the registered office of the Corporation on the first Tuesday in May. If the date of the annual meeting shall fall upon a legal holiday, the meeting shall be held on the next succeeding business day. At each annual meeting, the stockholders entitled to vote shall elect a Board of Directors and they may transact such other corporate business as shall be stated in the notice of the meeting.
            SECTION 2. SPECIAL MEETINGS — Special meetings of the stockholders for any purpose or purposes may be called by the Chairman, the Managing Director or the Secretary, or by resolution of the Board of Directors.
            SECTION 3. VOTING — Each stockholder entitled to vote in accordance with the terms of the Certificate of Incorporation of the Corporation and these By-Laws may vote in person or by proxy, but no proxy shall be voted after three years from its date unless such proxy provides for a longer period. All elections for directors shall be decided by plurality vote; all other questions shall be decided by majority vote except as otherwise provided by the Certificate of Incorporation or the laws of the State of Delaware.
  A complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, with the address of each, and the number of shares held by each, shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is entitled to be present.
            SECTION 4. QUORUM — Except as otherwise required by law, by the Certificate of Incorporation of the Corporation or by these By-Laws, the presence, in person or by proxy, of stockholders holding shares constituting a majority of the voting power of the Corporation shall constitute a quorum at all meetings of the stockholders. In case a quorum shall not be present at any meeting, a majority in interest of the stockholders entitled to vote thereat, present in person or by proxy, shall have the power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until the requisite amount of stock entitled to vote shall be present. At any such adjourned meeting at which the requisite amount of stock entitled to vote shall be represented, any business may be transacted that might have been transacted at the meeting as originally noticed; but only those stockholders entitled to vote at the meeting as originally noticed shall be entitled to vote at any adjournment or adjournments thereof.
            SECTION 5. NOTICE OF MEETINGS — Written notice, stating the place, date and time of the meeting, and the general nature of the business to be considered, shall be given to each stockholder entitled to vote thereat, at his or her address as it appears on the records of the Corporation, not less than ten nor more than sixty days before the date of the meeting. No business other than that stated in the notice shall be transacted at any meeting without the unanimous consent of all the stockholders entitled to vote thereat.
LiveRamp Holdings, Inc. Notice of 2026 Special Meeting and Proxy Statement   A-B-3

            SECTION 6. ACTION WITHOUT MEETING — Unless otherwise provided by the Certificate of Incorporation of the Corporation, any action required or permitted to be taken at any annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.
ARTICLE III
DIRECTORS
            SECTION 1. NUMBER AND TERM — The business and affairs of the Corporation shall be managed under the direction of a Board of Directors which shall consist of not less than one person. The exact number of directors shall initially be one and may thereafter be fixed from time to time by the Board of Directors. Directors shall be elected at the annual meeting of stockholders and each director shall be elected to serve until his or her successor shall be elected and shall qualify. A director need not be a stockholder.
            SECTION 2. RESIGNATIONS — Any director may resign at any time. Such resignation shall be made in writing, and shall take effect at the time specified therein, and if no time be specified, at the time of its receipt by the Chairman, the Managing Director or the Secretary. The acceptance of a resignation shall not be necessary to make it effective.
            SECTION 3. VACANCIES — If the office of any director becomes vacant, the remaining directors in the office, though less than a quorum, by a majority vote, may appoint any qualified person to fill such vacancy, who shall hold office for the unexpired term and until his or her successor shall be duly chosen. If the office of any director becomes vacant and there are no remaining directors, the stockholders, by the affirmative vote of the holders of shares constituting a majority of the voting power of the Corporation, at a special meeting called for such purpose, may appoint any qualified person to fill such vacancy.
            SECTION 4. REMOVAL — Except as hereinafter provided, any director or directors may be removed either for or without cause at any time by the affirmative vote of the holders of a majority of the voting power entitled to vote for the election of directors, at an annual meeting or a special meeting called for the purpose, and the vacancy thus created may be filled, at such meeting, by the affirmative vote of holders of shares constituting a majority of the voting power of the Corporation.
            SECTION 5. COMMITTEES — The Board of Directors may, by resolution or resolutions passed by a majority of the whole Board of Directors, designate one or more committees, each committee to consist of one or more directors of the Corporation.
  Any such committee, to the extent provided in the resolution of the Board of Directors, or in these By-Laws, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation.
            SECTION 6. MEETINGS — The newly elected director(s) may hold their first meeting for the purpose of organization and the transaction of business, if a quorum be present, immediately after the annual meeting of the stockholders; or the time and place of such meeting may be fixed by consent of all the Directors.
  Regular meetings of the Board of Directors may be held without notice at such places and times as shall be determined from time to time by resolution of the Board of Directors.
  Special meetings of the Board of Directors may be called by the Chairman or the Managing Director or by the Secretary on the written request of any director, on at least one day’s notice to each director (except that notice to any director may be waived in writing by such director) and shall be held at such place or places as may be determined by the Board of Directors, or as shall be stated in the notice of the meeting.
  Unless otherwise restricted by the Certificate of Incorporation of the Corporation or these By-Laws, members of the Board of Directors, or any committee designated by the Board of Directors, may participate in any meeting of the Board of Directors or any committee thereof by means of a conference telephone or similar communications
A-B-4

Annex A
equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.
            SECTION 7. QUORUM — A majority of the Directors shall constitute a quorum for the transaction of business. If at any meeting of the Board of Directors there shall be less than a quorum present, a majority of those present may adjourn the meeting from time to time until a quorum is obtained, and no further notice thereof need be given other than by announcement at the meeting which shall be so adjourned. The vote of the majority of the Directors present at a meeting at which a quorum is present shall be the act of the Board of Directors unless the Certificate of Incorporation of the Corporation or these By-Laws shall require the vote of a greater number.
            SECTION 8. COMPENSATION — Directors shall not receive any stated salary for their services as directors or as members of committees, but by resolution of the Board of Directors a fixed fee and expenses of attendance may be allowed for attendance at each meeting. Nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity as an officer, agent or otherwise, and receiving compensation therefor.
            SECTION 9. ACTION WITHOUT MEETING — Any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if a written consent thereto is signed by all members of the Board of Directors or of such committee, as the case may be, and such written consent is filed with the minutes of proceedings of the Board of Directors or such committee.
ARTICLE IV
OFFICERS
            SECTION 1. OFFICERS — The officers of the Corporation shall be a Managing Director and a Secretary, all of whom shall be elected by the Board of Directors and shall hold office until their successors are duly elected and qualified. In addition, the Board of Directors may elect a Treasurer and such Vice Presidents, Assistant Secretaries and Assistant Treasurers as it may deem proper. The Board of Directors may appoint such other officers and agents as it may deem advisable, who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors.
            SECTION 2. MANAGING DIRECTOR — The Managing Director shall be the Chief Operating Officer of the Corporation. He or she shall have the general powers and duties of supervision and management usually vested in the office of President of a corporation.
            SECTION 3. VICE PRESIDENTS — Vice Presidents, if any, shall have such powers and shall perform such duties as shall be assigned to them, respectively, by the Board of Directors.
            SECTION 4. TREASURER — The Treasurer, if any, shall be the Chief Financial Officer of the Corporation. He or she shall have the custody of the corporate funds and securities and shall keep full and accurate account of receipts and disbursements in books belonging to the Corporation. He or she shall deposit all moneys and other valuables in the name and to the credit of the Corporation in such depositaries as may be designated by the Board of Directors. He or she shall disburse the funds of the Corporation as may be ordered by the Board of Directors, the Chairman or the Managing Director, taking proper vouchers for such disbursements. He or she shall render to the Chairman, the Managing Director and Board of Directors at the regular meetings of the Board of Directors, or whenever they may request it, an account of all his or her transactions as Treasurer and of the financial condition of the Corporation. If required by the Board of Directors, he or she shall give the Corporation a bond for the faithful discharge of his or her duties in such amount and with such surety as the Board of Directors shall prescribe. If there is no Treasurer appointed by the Board of Directors of the Corporation, the duties of Treasurer shall be vested in the Managing Director.
            SECTION 5. SECRETARY — The Secretary shall give, or cause to be given, notice of all meetings of stockholders and of the Board of Directors and all other notices required by law or by these By-Laws, and in case of his or her absence or refusal or neglect so to do, any such notice may be given by any person thereunto directed by the Chairman or the Managing Director, or by the Board of Directors, upon whose request the meeting is called as provided in these By-Laws. He or she shall record all the proceedings of the meetings of the Board of Directors, any committees thereof and the stockholders of the Corporation in a book to be kept for that purpose, and shall perform such other duties as may be assigned to him or her by the Board of Directors, the Chairman or the Managing Director.
LiveRamp Holdings, Inc. Notice of 2026 Special Meeting and Proxy Statement   A-B-5

            SECTION 6. ASSISTANT TREASURERS AND ASSISTANT SECRETARIES — Assistant Treasurers and Assistant Secretaries, if any, shall be elected and shall have such powers and shall perform such duties as shall be assigned to them, respectively, by the Board of Directors.
ARTICLE V
MISCELLANEOUS
            SECTION 1. CERTIFICATES OF STOCK — Each stockholder shall be entitled to a certificate of stock certifying the number of shares owned by such stockholder in the Corporation. Certificates of stock of the Corporation shall be of such form and device as the Board of Directors may from time to time determine. If authorized by the Board of Directors, the Corporation may issue some or all of the shares of stock of the Corporation without certificates.
            SECTION 2. LOST CERTIFICATES — A new certificate of stock may be issued in the place of any certificate theretofore issued by the Corporation, alleged to have been lost or destroyed, and the Board of Directors may, in its discretion, require the owner of the lost or destroyed certificate, or such owner’s legal representatives, to give the Corporation a bond, in such sum as they may direct, not exceeding double the value of the stock, to indemnify the Corporation against any claim that may be made against it on account of the alleged loss of any such certificate, or the issuance of any such new certificate.
            SECTION 3. TRANSFER OF SHARES — The shares of stock of the Corporation shall be transferable only upon its books by the holders thereof in person or by their duly authorized attorneys or legal representatives, and upon such transfer the old certificates shall be surrendered to the Corporation by the delivery thereof to the person in charge of the stock and transfer books and ledgers, or to such other person as the Board of Directors may designate, by whom they shall be cancelled, and new certificates shall thereupon be issued. A record shall be made of each transfer and whenever a transfer shall be made for collateral security, and not absolutely, it shall be so expressed in the entry of the transfer.
            SECTION 4. STOCKHOLDERS RECORD DATE — In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors and which record date: (1) in the case of determination of stockholders entitled to vote at any meeting of stockholders or adjournment thereof, shall, unless otherwise required by law, not be more than sixty nor less than ten days before the date of such meeting; (2) in the case of determination of stockholders entitled to express consent to corporate action in writing without a meeting, shall not be more than ten days from the date upon which the resolution fixing the record date is adopted by the Board of Directors; and (3) in the case of any other action, shall not be more than sixty days prior to such other action. If no record date is fixed: (1) the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; (2) the record date for determining stockholders entitled to express consent to corporate action in writing without a meeting when no prior action of the Board of Directors is required by law, shall be the first day on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation in accordance with applicable law, or, if prior action by the Board of Directors is required by law, shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action; and (3) the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.
            SECTION 5. DIVIDENDS — Dividends upon the capital stock of the Corporation shall in the discretion of the Board of Directors from time to time be declared by the Board of Directors out of funds legally available therefor after setting aside of proper reserves.
            SECTION 6. FISCAL YEAR — The fiscal year of the Corporation shall be determined by resolution of the Board of Directors.
A-B-6

Annex A
            SECTION 7. CHECKS — All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the Corporation shall be signed by such officer or officers, or agent or agents, of the Corporation, and in such manner as shall be determined from time to time by resolution of the Board of Directors.
            SECTION 8. NOTICE AND WAIVER OF NOTICE — Whenever any notice is required to be given under these By-Laws, personal notice is not required unless expressly so stated, and any notice so required shall be deemed to be sufficient if given by depositing the same in the United States mail, postage prepaid, addressed to the person entitled thereto at his or her address as it appears on the records of the Corporation, and such notice shall be deemed to have been given on the day of such mailing. Stockholders not entitled to vote shall not be entitled to receive notice of any meetings except as otherwise provided by law. Whenever any notice is required to be given under the provisions of any law, or under the provisions of the Certificate of Incorporation of the Corporation or of these By-Laws, a waiver thereof, in writing and signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent to such required notice.
            SECTION 9. CORPORATE SEAL. — The corporate seal shall have inscribed thereon the name of the Corporation and the words “Corporate Seal, Delaware.”
ARTICLE VI
INDEMNIFICATION
            SECTION 1. RIGHT TO INDEMNIFICATION. — Every person who was or is a party or is threatened to be made a party to or is involved in any action, suit, or proceeding, whether civil, criminal, administrative, or investigative, by reason of the fact that he is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director or officer of another corporation, or as its representative in a partnership, joint venture, trust, or other enterprise, shall be indemnified and held harmless to the fullest extent legally permissible under and pursuant to any procedures specified in the General Corporation Law of the State of Delaware, as amended from time to time, against all expenses, liabilities, and losses (including attorneys’ fees, judgments, fines, and amounts paid or to be paid in settlement) reasonably incurred or suffered by him or her in connection therewith. Such right of indemnification shall be a contract right that may be enforced in any lawful manner by such person. Such right of indemnification shall not be exclusive of any other right which such directors or officers may have or hereafter acquire and, without limiting the generality of such statement, they shall be entitled to their respective rights of indemnification under any agreement, vote of shareholders, provision of law, or otherwise, as well as their rights under this paragraph.
            SECTION 2. INSURANCE. — The Board of Directors may cause the Corporation to purchase and maintain insurance on behalf of any person who is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of another corporation, or as its representative in a partnership, joint venture, trust, or other enterprise against any liability asserted against such person and incurred in any such capacity or arising out of such status, whether or not the Corporation would have the power to indemnify such person.
            SECTION 3. ADVANCEMENT OF EXPENSES. — Expenses incurred by a director or officer of the Corporation in defending a civil or criminal action, suit or proceeding by reason of the fact that he or she is or was a director or officer of the Corporation (or was serving at the Corporation’s request as a director or officer of another corporation, or as its representative in a partnership, joint venture, trust or other enterprise) shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such person to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the Corporation as authorized by relevant sections of the General Corporation Law of the State of Delaware.
            SECTION 4. Non-Exclusivity of Rights. — The rights to indemnification and to the advancement of expenses conferred in these By-laws is not exclusive of any other right that any person may have or hereafter acquire under the Certificate of Incorporation, any statute, agreement, vote of shareholders or disinterested directors or otherwise.
LiveRamp Holdings, Inc. Notice of 2026 Special Meeting and Proxy Statement   A-B-7

ARTICLE VII
AMENDMENTS
  These By-Laws may be altered, amended or repealed at any annual meeting of the stockholders (or at any special meeting thereof if notice of such proposed alteration, amendment or repeal to be considered is contained in the notice of such special meeting) by the affirmative vote of the holders of shares constituting a majority of the voting power of the Corporation. Except as otherwise provided in the Certificate of Incorporation of the Corporation, the Board of Directors may by majority vote of those present at any meeting at which a quorum is present alter, amend or repeal these By-Laws, or enact such other By-Laws as in their judgment may be advisable for the regulation and conduct of the affairs of the Corporation.
A-B-8

Annex B

May 16, 2026
The Board of Directors
LiveRamp Holdings, Inc.
225 Bush Street, 17th Floor
San Francisco, CA 94104
Members of the Board of Directors:
We understand that Liveramp Holdings, Inc. (the “Company”) proposes to enter into an Agreement and Plan of Merger, dated as of the date hereof  (the “Merger Agreement”), with MMS USA Holdings, Inc. (“Parent”), Covey Merger Sub, Inc. (“Merger Sub”), and solely for the purposes of Section 10.14 thereof, Publicis Groupe S.A., pursuant to which Merger Sub will merge with and into the Company, with the Company surviving as a wholly owned subsidiary of Parent (the “Merger”). As a result of the Merger, each outstanding share of common stock, par value $0.10 per share, of the Company (the “Company Common Stock”) issued and outstanding immediately prior to the Effective Time (as defined in the Merger Agreement) (other than any (i) Dissenting Shares (as defined in the Merger Agreement), (ii) Cancelled Shares (as defined in the Merger Agreement) or (iii) Converted Shares (as defined in the Merger Agreement) (collectively, the shares of Company Common Stock referred to in clauses (i), (ii) and (iii), together with any other shares of Company Common Stock held by the Company, Parent or any of their respective affiliates, the “Excluded Shares”), will be converted into the right to receive $38.50 per share in cash, without interest (the “Merger Consideration”), subject to applicable withholding. The terms and conditions of the Merger are more fully set forth in the Merger Agreement.
The Board of Directors of the Company (the “Board of Directors”) has asked us whether, in our opinion, the Merger Consideration to be received by holders of the Company Common Stock (other than the Excluded Shares) in the Merger pursuant to the Merger Agreement is fair, from a financial point of view, to such holders.
In connection with rendering our opinion, we have, among other things:
(i) reviewed certain publicly available business and financial information relating to the Company that we deemed to be relevant, including publicly available research analysts’ estimates and price targets;
(ii) reviewed certain internal projected financial and operating data relating to the Company prepared and furnished to us by management of the Company, as approved for our use by the Company (the “Management Projections”);
(iii) discussed with management of the Company their assessment of the past and current operations of the Company, the current financial condition and prospects of the Company, and the Management Projections (including their views on the risks and uncertainties of achieving the Management Projections);
(iv) reviewed the reported prices and the historical trading activity of the Company Common Stock;
(v) compared the financial performance of the Company and its stock market trading multiples with those of certain other publicly traded companies that we deemed relevant;
(vi) compared the financial performance of the Company and the valuation multiples relating to the Merger with the financial terms, to the extent publicly available, of certain other transactions that we deemed relevant;
(vii) reviewed the financial terms and conditions of a draft, dated May 12, 2026, of the Merger Agreement; and
(viii) performed such other analyses and examinations and considered such other factors that we deemed appropriate.
For purposes of our analysis and opinion, we have assumed and relied upon the accuracy and completeness of the financial and other information publicly available, and all of the information supplied or otherwise made available to, discussed with, or reviewed by us, without any independent verification of such information (and have not assumed responsibility or liability for any independent verification of such information), and have further relied upon the assurances of the management of the Company that they are not aware of any facts or circumstances that would make such information inaccurate or misleading. With respect to the Management Projections, we have assumed with your consent that they have been reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of management of the Company as to the future financial performance of the Company and the other matters covered thereby. We express no view as to the Management Projections or the assumptions on which they are based.
LiveRamp Holdings, Inc. Notice of 2026 Special Meeting and Proxy Statement   B-1

For purposes of our analysis and opinion, we have assumed, in all respects material to our analysis that the Merger will be consummated in accordance with the terms set forth in the Merger Agreement, without any waiver, modification, or delay of any terms or conditions, including, that the final executed Merger Agreement will not differ from the draft Merger Agreement reviewed by us, that the representations and warranties of each party contained in the Merger Agreement are true and correct, that each party will perform all of the covenants and agreements required to be performed by it under the Merger Agreement and that all conditions to the consummation of the Merger will be satisfied without waiver, modification or delay thereof. We have further assumed, in all respects material to our analysis, that all governmental, regulatory or other consents, approvals or releases necessary for the consummation of the Merger will be obtained without any delay, limitation, restriction or condition that would have an adverse effect on the Company or the consummation of the Merger or reduce the contemplated benefits to the holders of the Company Common Stock of the Merger. We have undertaken no independent analysis of any potential or actual litigation, regulatory action, possible unasserted claims or other contingent liabilities, or any settlements thereof, to which the Company is or may be a party or is or may be subject, and this opinion does not consider the potential effects of any such litigation, actions, claims, other contingent liabilities or settlements. In addition, we have relied, without independent verification, on the assessments of the management of the Company as to (i) the validity of, and risks associated with, the Company’s intellectual property, technology, products and services, and (ii) the marketability, commercial viability and market adoption of the Company’s current and future products and services.
We have not conducted a physical inspection of the properties or facilities of the Company and have not made or assumed any responsibility for making any independent valuation or appraisal of the assets or liabilities (including any contingent, derivative or other off-balance sheet assets and liabilities) of the Company, nor have we been furnished with any such valuations or appraisals, nor have we evaluated the solvency or fair value of the Company under any state or federal laws relating to bankruptcy, insolvency or similar matters. Our opinion is necessarily based upon information made available to us as of the date hereof and financial, economic, market and other conditions as they exist and as can be evaluated on the date hereof. It is understood that subsequent developments may affect this opinion and that we do not have any obligation to update, revise or reaffirm this opinion.
We have not been asked to pass upon, and express no opinion with respect to, any matter other than the fairness to the holders of the Company Common Stock (other than Excluded Shares), from a financial point of view, of the Merger Consideration. We do not express any view on, and our opinion does not address, the fairness of the proposed transaction to, or any consideration received in connection therewith by, the holders of any other class of securities, creditors or other constituencies of the Company, nor as to the fairness of the amount or nature of any compensation to be paid or payable to any of the officers, directors or employees of the Company, or any class of such persons, whether relative to the Merger Consideration or otherwise. We have not been asked to, nor do we express any view on, and our opinion does not address, any other term or aspect of the Merger Agreement or the Merger, including, without limitation, the structure or form of the Merger, or any term or aspect of any other agreement or instrument contemplated by the Merger Agreement or entered into or amended in connection with the Merger Agreement. Our opinion does not address the relative merits of the Merger as compared to other business or financial strategies that might be available to the Company, or whether or not such other business or financial strategies could be achieved or are available, nor does it address the underlying business decision of the Company to engage in the Merger. Our opinion does not constitute a recommendation to the Board of Directors or to any other persons in respect of the Merger, including as to how any holder of shares of the Company Common Stock should vote or act in respect of the Merger. We are not expressing any opinion as to the prices at which shares of Company Common Stock will trade at any time, as to the potential effects of volatility in the credit, financial and stock markets on the Company or the Merger or as to the impact of the Merger on the solvency or viability of the Company or the ability of the Company to pay its obligations when they come due. We are not legal, regulatory, accounting or tax experts and have assumed the accuracy and completeness of assessments by the Company and its advisors with respect to legal, regulatory, accounting and tax matters.
We have acted as financial advisor to the Company in connection with the Merger and will receive a fee for our services, a portion of which is payable upon rendering this opinion and a substantial portion of which is contingent upon the consummation of the Merger. The Company has also agreed to reimburse our expenses and to indemnify us against certain liabilities arising out of our engagement. During the two year period prior to the date hereof, Evercore Group L.L.C. and its affiliates have not been engaged to provide financial advisory or other services to the Company and we have not received any compensation from the Company during such period. In addition, during the two year period prior to the date hereof, Evercore Group L.L.C. and its affiliates have not been engaged to provide financial advisory or other services to Parent and we have not received any compensation from Parent during such period. We
B-2

Annex B
may provide financial advisory or other services to the Company and Parent in the future, and in connection with any such services we may receive compensation.
Evercore Group L.L.C. and its affiliates engage in a wide range of activities for our and their own accounts and the accounts of customers, including corporate finance, mergers and acquisitions, equity sales, trading and research, private equity, placement agent, asset management and related activities. In connection with these businesses or otherwise, Evercore Group L.L.C. and its affiliates and/or our or their respective employees, as well as investment funds in which any of them may have a financial interest, may at any time, directly or indirectly, hold long or short positions and may trade or otherwise effect transactions for their own accounts or the accounts of customers, in debt or equity securities, senior loans and/or derivative products or other financial instruments of or relating to the Company, Parent, potential parties to the Merger and/or any of their respective affiliates or persons that are competitors, customers or suppliers of the Company or Parent.
Our financial advisory services and this opinion are provided solely for the information and benefit of the Board of Directors (in its capacity as such) in connection with its evaluation of the proposed Merger and may not be used or relied upon by any other person or entity (including Parent) for any purpose. The issuance of this opinion has been approved by an Opinion Committee of Evercore Group L.L.C.
This opinion may not be disclosed, quoted, referred to or communicated (in whole or in part) to any third party for any purpose whatsoever except with our prior written approval, except the Company may reproduce this opinion in full in any document that is required to be filed with the U.S. Securities and Exchange Commission and required to be mailed by the Company to its stockholders relating to the Merger.
Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the Merger Consideration to be received by holders of the Company Common Stock (other than Excluded Shares) in the Merger pursuant to the Merger Agreement is fair, from a financial point of view, to such holders.
Very truly yours,
EVERCORE GROUP L.L.C.
By:
/s/ Jason Sobol

Jason Sobol
LiveRamp Holdings, Inc. Notice of 2026 Special Meeting and Proxy Statement   B-3

Annex C

AMENDED AND RESTATED
2005 EQUITY COMPENSATION PLAN
OF
LIVERAMP HOLDINGS, INC.
1.
Establishment and Purpose.

This Amended and Restated 2005 Equity Compensation Plan of LiveRamp Holdings, Inc. (the “Plan”) was originally established under the name of the 2000 Associate Stock Option Plan of Acxiom Corporation, the predecessor of LiveRamp Holdings, Inc. (“Company”). The Plan has been amended from time to time and hereby is amended and restated as set forth herein, effective May 13, 2026, for awards issued on or after that date. The purpose of the Plan is to further the growth and development of the Company and any of its present or future Subsidiaries and Affiliated Companies (as defined below) by allowing certain Associates (as defined below) to acquire or increase equity ownership in the Company, thereby offering such Associates a proprietary interest in the Company’s business and a more direct stake in its continuing welfare, and aligning their interests with those of the Company’s shareholders. The Plan is also intended to assist the Company in attracting and retaining talented Associates, who are vital to the continued development and success of the Company.
2.
Definitions.

The following capitalized terms, when used in the Plan, have the following meanings:
(a) “Act” means the Securities Exchange Act of 1934, as amended and in effect from time to time.
(b) “Affiliated Company” means any corporation, limited liability company, partnership, limited liability partnership, joint venture or other entity in which the Company or any of its Subsidiaries has an ownership interest.
(c) “Associate” means any employee, officer (whether or not also a director), director, affiliate, independent contractor or consultant of the Company, a Subsidiary or an Affiliated Company who renders those types of services which tend to contribute to the success of the Company, its Subsidiaries or its Affiliated Companies, or which may reasonably be anticipated to contribute to the future success of the Company, its Subsidiaries or its Affiliated Companies.
(d) “Award” means the grant, pursuant to the Plan, of any Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Performance Awards, Performance Share, Performance Unit, Qualified Performance-Based Award, or Other Stock Unit Award. The terms and conditions applicable to an Award shall be set forth in applicable Grant Documents.
(e) “Award Agreement” means any written or electronic agreement, contract, or other document or instrument evidencing any Award granted by the Committee or the Board hereunder, which may, but need not, be executed or acknowledged by both the Company and the Participant.
(f) “Board” means the Board of Directors of the Company.
(g) “Code” means the Internal Revenue Code of 1986, as amended and in effect from time to time.
(h) “Common Stock” means the common stock, par value $.10 per share, of the Company or any security into which such common stock may be changed by reason of any transaction or event of the type described in Section 16 of the Plan.
(i) “Committee” means the Talent and Compensation Committee of the Board (as well as any successor to the Talent and Compensation Committee and any Company officers to whom authority has been lawfully delegated by the Talent and Compensation Committee). All of the members of the Committee, which may not be less than two, are intended at all times to qualify as “outside directors” within the meaning of Section 162(m) of the Code and “Non-Employee Directors” within the meaning of Rule 16b-3, and each of whom is “independent” as set forth in the applicable rules and regulations of the Securities and Exchange Commission and/or Nasdaq or any stock exchange upon which the Shares may be listed in the future; provided, however, that the failure of a member of such Committee to so qualify shall not be deemed to invalidate any Award granted by such Committee.
LiveRamp Holdings, Inc. Notice of 2026 Special Meeting and Proxy Statement   C-1

(j) “Covered Associate” shall mean a “covered employee” within the meaning of Section 162(m)(3) of the Code, or any successor provision thereto.
(k) “Date of Grant” means the date specified by the Committee or the Board, as applicable, on which a grant of an Award will become effective.
(l) “Exercise Period” means the period during which an Option shall vest and become exercisable by a Participant (or his or her representatives or transferees) as specified in Section 6(c) below.
(m) “Exercise Price” means the purchase price per share payable upon exercise of an Option.
(n) “Fair Market Value” means, as of any applicable determination date or for any applicable determination period, the closing price of the Company’s Common Stock as reported by Nasdaq (or any other stock exchange upon which the Common Stock may be listed for trading).
(o) “Grant Documents” means any written or electronic Award Agreement, memorandum, notice, and/or other document or instrument evidencing the terms and conditions of the grant of an Award by the Committee or the Board under the Plan, which may, but need not, be executed or acknowledged by both the Company and the Participant.
(p) “Incentive Stock Option” means an Option intended to be and designated as an “Incentive Stock Option” within the meaning of Section 422 of the Code.
(q) “Legal Requirements” means any laws, or any rules or regulations issued or promulgated by the Internal Revenue Service (including Section 422 of the Code), the Securities and Exchange Commission, the National Association of Securities Dealers, Inc., Nasdaq (or any other stock exchange upon which the Common Stock may be listed for trading), or any other governmental or quasi-governmental agency having jurisdiction over the Company, the Common Stock or the Plan.
(r) “Non-Qualified Stock Option” means any Option that is not an Incentive Stock Option.
(s) “Option” means an option granted to a Participant pursuant to the Plan to acquire a certain number of Shares at such price(s) and during such period(s) and under such other terms and conditions as the Committee or Board shall determine from time to time.
(t) “Other Stock Unit Award” means any right granted to a Participant by the Committee or Board pursuant to Section 10 hereof.
(u) “Participant” means an Associate who is selected by the Committee or the Board to receive an Award under the Plan.
(v) “Performance Award” means any Award of Performance Shares or Performance Units pursuant to Section 9 hereof.
(w) “Performance Goals” means the pre-established objective performance goals established by the Committee for each Performance Period. The Performance Goals may be based upon the performance of the Company (or a division, organization or other business unit thereof), a Subsidiary, an Affiliated Company, or of an individual Participant, using one or more of the Performance Measures selected by the Committee in its discretion. Performance Goals may be set at a specific level, or may be expressed as a relative percentage to the comparable measure at comparison companies or a defined index. Performance Goals shall, to the extent applicable, be based upon generally accepted accounting principles, but shall be adjusted by the Committee to take into account the effect of the following: changes in accounting standards that may be required by the Financial Accounting Standards Board after the Performance Goal is established; realized investment gains and losses; extraordinary, unusual, non-recurring, or infrequent items; “non-GAAP financial measures” that have been included in the Company’s quarterly earnings releases and disclosed to investors in accordance with SEC regulations; and other items as the Committee determines to be required so that the operating results of the Company (or a division, organization or other business unit thereof), a Subsidiary or an Affiliated Company shall be computed on a comparative basis from Performance Period to Performance Period. Determinations made by the Committee shall be based on relevant objective information and/or financial data, and shall be final and conclusive with respect to all affected parties.

Annex C
(x) “Performance Measures” means one or more of the following criteria, on which Performance Goals may be based: (a) earnings (either in the aggregate or on a per-Share basis, reflecting dilution of Shares as the Committee deems appropriate and, if the Committee so determines, net of or including dividends) before or after interest and taxes (“EBIT”) or before or after interest, taxes, depreciation, and amortization (“EBITDA”); (b) gross or net revenue or changes in annual revenues; (c) cash flow(s) (including operating, free or net cash flows); (d) financial return ratios; (e) total shareholder return, shareholder return based on growth measures or the attainment by the Shares of a specified value for a specified period of time, (f) Share price, or Share price appreciation; (g) earnings growth or growth in earnings per Share; (h) return measures, including return or net return on assets, net assets, equity, capital, investment, or gross sales; (i) adjusted pre-tax margin; (j) pre-tax profits; (k) operating margins; (l) operating profits; (m) operating expenses; (n) dividends; (o) net income or net operating income; (p) growth in operating earnings or growth in earnings per Share; (q) value of assets; (r) market share or market penetration with respect to specific designated products or product groups and/or specific geographic areas; (s) aggregate product price and other product measures; (t) expense or cost levels, in each case, where applicable, determined either on a company-wide basis or in respect of any one or more specified divisions; (u) reduction of losses, loss ratios or expense ratios; (v) reduction in fixed costs; (w) operating cost management; (x) cost of capital; (y) debt reduction; (z) productivity improvements; (aa) satisfaction of specified business expansion goals or goals relating to acquisitions or divestitures; (bb) customer satisfaction based on specified objective goals or a Company-sponsored customer survey; or (cc) Associate diversity goals.
Performance Measures may be applied on a pre-tax or post-tax basis, and may be based upon the performance of the Company (or a division, organization or other business unit thereof), a Subsidiary, an Affiliated Company, or of an individual Participant. The Committee may, at time of grant, in the case of an Award intended to be a Qualified Performance-Based Award, and in the case of other grants, at any time, provide that the Performance Goals for such Award may include or exclude items to measure specific objectives, such as losses from discontinued operations, extraordinary gains or losses, the cumulative effect of accounting changes, acquisitions or divestitures, foreign exchange impacts, and any unusual nonrecurring gain or loss.
(y) “Performance Period” means that period established by the Committee or the Board at the time any Award is granted or at any time thereafter during which any performance goals specified by the Committee or the Board with respect to such Award are to be measured.
(z) “Performance Share” means any grant pursuant to Section 9 hereof of a right to receive the value of a Share, or a portion or multiple thereof, which value may be paid to the Participant by delivery of such property as the Committee or Board shall determine, including, without limitation, cash, Shares, or any combination thereof, upon achievement of such performance goals during the Performance Period as the Committee or the Board shall establish at the time of such grant or thereafter.
(aa) ”Performance Unit” means any grant pursuant to Section 9 hereof of a right to receive the value of property other than a Share, or a portion or multiple thereof, which value may be paid to the Participant by delivery of such property as the Committee or Board shall determine, including, without limitation, cash, Shares, or any combination thereof, upon achievement of such Performance Goals during the Performance Period as the Committee or the Board shall establish at the time of such grant or thereafter.
(bb) ”Qualified Performance-Based Award” means an Award to a Covered Associate who is a salaried employee of the Company or to an Associate that the Committee determines may be a Covered Associate at the time the Company would be entitled to a deduction for such Award, which Award is intended to provide “qualified performance-based compensation” within the meaning of Code Section 162(m).
(cc) “Restricted Stock” means any Share issued with the restriction that the holder may not sell, transfer, pledge, or assign such Share and with such other restrictions as the Committee or the Board, in their sole discretion, may impose (including, without limitation, any forfeiture condition or any restriction on the right to vote such Share, and the right to receive any cash dividends on unvested shares), which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee or the Board may deem appropriate.
(dd) “Restricted Stock Award” means an award of Restricted Stock or Restricted Stock Units under Section 8 hereof.
(ee) ”Restricted Stock Unit” means a right awarded to a Participant that, subject to Section 8(c), may result in the Participant’s ownership of Shares upon, but not before, the lapse of restrictions related thereto.
LiveRamp Holdings, Inc. Notice of 2026 Special Meeting and Proxy Statement   C-3

(ff) “Restriction Period” means the period of time specified by the Committee or Board pursuant to Sections 8 and 10 below.
(gg) “Rule 16b-3” means Rule 16b-3 under Section 16 of the Act, as such Rule may be in effect from time to time.
(hh) “Shares” means the shares of Common Stock of the Company, $.10 par value, as may be adjusted in accordance with Section 16 of the Plan.
(ii) “Stock Appreciation Right” means the right pursuant to an Award granted under Section 7 of the Plan, to surrender to the Company all (or a portion) of such right and, if applicable, a related Option, and receive cash or shares of Common Stock in accordance with the provisions of Section 7.
(jj) “Strike Price” shall have the meaning set forth for such term in Section 7(b) of the Plan.
(kk) “Subsidiary” means any corporation, limited liability company, partnership, limited liability partnership, joint venture or other entity in which the Company owns or controls, directly or indirectly, not less than 50% of the total combined voting power or equity interests represented by all classes of stock, membership or other interests issued by such corporation, limited liability company, partnership, limited liability partnership, joint venture or other entity.
(ll) “Substitute Awards” shall mean Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, by a company acquired by the Company or with which the Company combines.
(mm) “UK Addendum” means the addendum set forth on Schedule A.
3.
Administration.

The Plan shall be administered by the Committee and the Board. Except as otherwise provided herein, each of the Committee or the Board has the full authority and discretion to administer the Plan, and to take any action that is necessary or advisable in connection with the administration of the Plan including, without limitation, the authority and discretion to:
(a) select the Associates eligible to become Participants under the Plan;
(b) determine whether and to what extent Awards are to be granted;
(c) determine the number of Shares to be covered by each grant;
(d) determine the terms and conditions, not inconsistent with the terms of the Plan, of any grant hereunder (including, but not limited to, the term of the Award, the Exercise Price or Strike Price and any restriction, limitation, procedure, or deferral related thereto, provisions relating to the effect upon the Award of a Participant’s cessation of employment, acceleration of vesting, forfeiture provisions regarding an Award and/or the profits received by any Participant from receiving an Award of exercising an Option or Stock Appreciation Right, and any other terms and conditions regarding any Award, based in each case upon such guidelines and factors as the Committee or Board shall determine from time to time in their sole discretion);
(e) determine whether, to what extent and under what circumstances grants under the Plan are to be made and operate, whether on a tandem basis or otherwise, with other grants or awards (whether equity or cash based) made by the Company under or outside of the Plan; and
(f) delegate to one or more officers of the Company the right to grant Awards under the Plan, provided that such delegation is made in accordance with the provisions of applicable state and federal laws.
Each of the Committee and the Board shall have the authority to adopt, alter and repeal such rules, guidelines and practices governing the Plan as it shall from time to time deem advisable; to interpret the terms and provisions of the Plan and any Award granted under thereunder (and any Grant Documents relating thereto); and to otherwise supervise the administration of the Plan.
Each of the Committee and the Board shall also have the authority to provide, in their discretion, for the rescission, forfeiture, cancellation or other restriction of any Award granted under the Plan, or for the forfeiture, rescission or repayment to the Company by a Participant or former Participant of any profits or gains related to any Award granted

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hereunder, or other limitations, upon the occurrence of such prescribed events and under such circumstances as the Committee or the Board shall deem necessary and reasonable for the benefit of the Company; provided, however, that this provision shall have no application after a Change in Control Event (as defined below in Section 11) has occurred.
All decisions made by the Committee and the Board pursuant to the provisions of the Plan shall be made in the Committee’s or Board’s sole discretion and shall be final and binding on all persons including the Company and any Participant. No member of the Committee or Board will be liable for any such action taken or omitted to be taken or determination made in good faith.
Notwithstanding any provision of the Plan to the contrary, the Committee shall have the exclusive authority and discretion to award, administer or otherwise take any action required or permitted to be taken with respect to Qualified Performance-Based Awards or under any provisions of the Plan with respect to Awards that are intended to comply with the requirements of Section 162(m) of the Code.
4.
Shares Subject to the Plan.

(a) The total number of Shares (“Total Shares”) which may be issued pursuant to the Plan shall not exceed 51,375,000 Shares; provided, that the Total Shares shall be increased to 53,875,000 Shares, subject to the approval of the Company’s shareholders within one year of May 13, 2026. Such Shares may consist, in whole or in part, of authorized and unissued shares or treasury shares, as determined in the discretion of the Committee or the Board. Notwithstanding anything to the contrary in this Section 4, in no event will more than the Total Shares be cumulatively available for Awards of Incentive Stock Options under the Plan.
(b) If any Award made under the Plan is forfeited, any Option (and the related Stock Appreciation Right, if any), or any Stock Appreciation Right not related to an Option terminates, expires or lapses without being exercised, or any Stock Appreciation Right is exercised for cash, the Shares subject to such Awards that are, as a result, not delivered to the Participant shall again be available for delivery in connection with Awards. If a Stock Appreciation Right is exercised, the total number of Shares against which the Stock Appreciation Right was measured, not merely the number of Shares issued, will be deemed delivered for purposes of determining the maximum number of Shares available for delivery under the Plan. If the Exercise Price of any Option is satisfied by delivering Shares to the Company (by either actual delivery or by attestation), the total number of Shares exercised, not merely the number of Shares delivered or attested to, shall be deemed delivered for purposes of determining the maximum number of Shares available for delivery pursuant to Awards under the Plan. To the extent any Shares subject to an Award are not delivered to a Participant because such Shares are used to satisfy an applicable tax withholding obligation, such Shares that are not delivered shall be deemed delivered and shall not thereafter be available for delivery in connection with Awards.
(c) Shares available for issuance or reissuance under the Plan will be subject to adjustment as provided in Section 16 below.
5.
Eligible Participants.

All Associates shall be eligible to receive Awards and thereby become Participants in the Plan, regardless of such Associate’s prior participation in the Plan or any other benefit plan of the Company, provided that (1) only Associates who are employees of the Company or a Subsidiary may receive Incentive Stock Options; and (2) for any Performance Period for which Awards are intended to be Qualified Performance-Based Awards to eligible classes of Associates as set forth in Section 14, the Committee shall designate the Associates eligible to be granted Awards no later than the 90th day after the start of the fiscal year (or in the case of a Performance Period based upon a time period other than a fiscal year, no later than the date on which 25% of the Performance Period has elapsed). No executive officer named in the Summary Compensation Table of the Company’s then current Proxy Statement shall be eligible to receive in excess of 400,000 Options or Stock Appreciation Rights in any one-year period.
6.
Options.

(a) Grant of Options. The Committee, the Board or their authorized designees may from time to time authorize grants of Options to any Participant upon such terms and conditions as the Committee or Board may determine in accordance with the provisions set forth in the Plan. Each grant will specify, among other things, the number of Shares to which it pertains; the Exercise Price; the form of payment to be made by the Participant for the Shares
LiveRamp Holdings, Inc. Notice of 2026 Special Meeting and Proxy Statement   C-5

purchased upon exercise of any Option; the required period or periods (if any) of continuous service by the Participant with the Company, a Subsidiary or an Affiliated Company and/or any other conditions to be satisfied before the Options or installments thereof will vest and become exercisable. Options granted under the Plan may be either Non-Qualified Options or Incentive Stock Options.
Notwithstanding any provision of the Plan to the contrary, the aggregate Fair Market Value (as determined on the Date of Grant) of the Common Stock with respect to which Incentive Stock Options granted are exercisable for the first time by any Participant during any calendar year (under all plans of the Company and its Subsidiaries) shall not exceed the maximum amount specified by Section 422 of the Code, as amended from time to time (currently $100,000).
Each Option granted under this Plan will be evidenced by Grant Documents delivered to the Participant containing such further terms and provisions, not inconsistent with the Plan, as the Committee or Board may approve in their discretion.
(b) Exercise Price.
(i) The Exercise Price for each share of Common Stock purchasable under any Option shall be not less than 100% of the Fair Market Value per share on the Date of Grant as the Committee or Board shall specify. All such Exercise Prices shall be subject to adjustment as provided for in Section 16 hereof.
(ii) If any Participant to whom an Incentive Stock Option is to be granted under the Plan is on the Date of Grant the owner of stock (as determined under Section 425(d) of the Code) possessing more than 10% of the total combined voting power of all classes of stock of the Company or any one of its Subsidiaries or Affiliated Companies, then the Exercise Price per share of Common Stock subject to such Incentive Stock Option shall not be less than 110% of the Fair Market Value of one Share on the Date of Grant.
(c) Exercise Period. Subject to Section 11 hereof, the period during which an Option shall vest and become exercisable by a Participant (or his or her representative(s) or transferee(s)) whether during or after employment or following death, retirement or disability (the “Exercise Period”) shall be such period of time as may be designated by the Committee or the Board as set forth in the Committee’s or Board’s applicable rules, guidelines and practices governing the Plan and/or in the Grant Documents executed in connection with such Option. If the Committee or Board provides, in their sole discretion, that any Option is exercisable only in installments, the Committee or Board may waive or accelerate such installment exercise provisions at any time at or after grant in whole or in part, based upon such factors as the Committee or Board shall determine, in their sole discretion.
The maximum duration of any Incentive Stock Option granted under the Plan shall be ten (10) years from the Date of Grant (and no such Incentive Stock Option shall be exercisable after the expiration of such (10) year period), unless the Incentive Stock Option is granted to a Participant who, at the time of the grant, owns stock representing more than 10% of the voting power of all classes of stock of the Company, in which case the term may not exceed five (5) years from the Date of Grant. The duration of Non-Qualified Stock Options shall be for such period as determined by the Committee or Board in its sole discretion, not to exceed ten years.
(d) Exercise of Option. Subject to Section 11 hereof, an Option may be exercised by a Participant at any time and from time to time during the Exercise Period by giving written notice of such exercise to the Company specifying the number of shares of Common Stock to be purchased by the Participant. Such notice shall be accompanied by payment of the Exercise Price in accordance with subsection (e) below.
(e) Payment for Shares. Full payment of the Exercise Price for the Shares purchased upon exercise of an Option, together with the amount of any tax or excise due in respect of the sale and issue thereof, may be made in one of the following forms of payment:
(i) Cash, by check or electronic funds transfer;
(ii) Pursuant to procedures approved by the Company, through the sale (or margin) of Shares acquired upon exercise of the Option through a broker-dealer to whom the Participant has submitted an irrevocable notice of exercise and irrevocable instructions to deliver promptly to the Company the amount of sale (or if applicable margin loan) proceeds sufficient to pay for the Exercise Price, together with, if requested by the Company, the amount of federal, state, local or foreign withholding taxes payable by reason of such exercise;

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(iii) By delivering previously-owned shares of Common Stock owned by the Participant for a period of at least six months having a Fair Market Value on the date upon which the Participant exercises his or her Option equal to the Exercise Price, or by delivering a combination of cash and shares of Common Stock equal to the aggregate Exercise Price;
(iv) By authorizing the Company to withhold a number of shares of Common Stock otherwise issuable to the Participant upon exercise of an Option having an aggregate Fair Market Value on the date upon which the Participant exercises his or her Option equal to the aggregate Exercise Price; or
(v) By any combination of the foregoing.
Provided, however, that the payment methods described in clause (iv) immediately above shall not be available to a Participant without the prior consent of either the Committee or its authorized designee(s), or if at any time the Company is prohibited from purchasing or acquiring Shares under applicable Legal Requirements. The Committee or the Board may permit a Participant to exercise an Option and defer the issuance of any Shares, subject to such rules and procedures as the Committee or Board may establish.
The Company will issue no certificates for Shares until full payment of the Exercise Price has been made, and a Participant shall have none of the rights of a shareholder until certificates for the Shares purchased are issued; provided however, that for purposes of this Section 6, full payment shall be deemed to have been received by the Company upon evidence of delivery to a broker-dealer of the irrevocable instructions contemplated by clause (ii) immediately above.
No dividends, dividend equivalents or other similar payments shall be payable in respect of an unvested Option.
(f) Withholding Taxes. The Company may require a Participant exercising a Non-Qualified Stock Option or Stock Appreciation Right granted hereunder to reimburse the Company (or the entity which employs the Participant) for taxes required by any government to be withheld or otherwise deducted and paid by such corporation in respect of the issuance of the Shares. Such withholding requirements may be satisfied by any one of the following methods:
(i) A Participant may deliver cash in an amount which would satisfy the withholding requirement;
(ii) A Participant may deliver previously-owned Shares (based upon the Fair Market Value of the Common Stock on the date of exercise) in an amount which would satisfy the withholding requirement; or
(iii) With the prior consent of either the Committee or the Board, or its authorized designees, a Participant may request that the Company (or the entity which employs the Participant) withhold from the number of Shares otherwise issuable to the Participant upon exercise of an Option such number of Shares (based upon the Fair Market Value of the Common Stock on the date of exercise) as is necessary to satisfy the withholding requirement.
(g) Conditions to Exercise of Options. The Committee or the Board may, in their discretion, require as conditions to the exercise of Options or Stock Appreciation Rights and the issuance of shares thereunder either (a) that a registration statement under the Securities Act of 1933, as amended, with respect to the Options or Stock Appreciation Rights and the shares to be issued upon the exercise thereof, containing such current information as is required by the Rules and Regulations under said Act, shall have become, and continue to be, effective; or (b) that the Participant or his or her transferee(s) (i) shall have represented, warranted and agreed, in form and substance satisfactory to the Company, both that he or she is acquiring the Option or Stock Appreciation Right and, at the time of exercising the Option or Stock Appreciation Right, that he or she is acquiring the shares for his/her own account, for investment and not with a view to or in connection with any distribution; (ii) shall have agreed to restrictions on transfer, in form and substance satisfactory to the Company; and (iii) shall have agreed to an endorsement which makes appropriate reference to such representations, warranties, agreements and restrictions both on the option and on the certificate representing the shares.
(h) Use of Proceeds. Proceeds realized from the sale of Common Stock pursuant to Options granted hereunder shall constitute general funds of the Company.
(i) Minimum Vesting Period. The minimum vesting period applicable to any Option shall be one (1) year from the date of grant.
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7.
Stock Appreciation Rights.

(a) When granted, Stock Appreciation Rights may, but need not be, identified with a specific Option (including any Option granted on or before the Date of Grant of the Stock Appreciation Rights) in a number equal to or different from the number of Stock Appreciation Rights so granted. If Stock Appreciation Rights are identified with Shares subject to an Option, then, unless otherwise provided in the applicable Grant Documents, the Participant’s associated Stock Appreciation Rights shall terminate upon the expiration, termination, forfeiture or cancellation of such Option or the exercise of such Option.
(b) The Strike Price of any Stock Appreciation Right shall (i) for any Stock Appreciation Right that is identified with an Option, equal the Exercise Price of such Option, or (ii) for any other Stock Appreciation Right, be not less than 100% of the Fair Market Value of a Share of Common Stock on the Date of Grant as the Committee or Board shall specify. The duration of any Stock Appreciation Right shall be for such period as determined by the Committee or Board in its sole discretion, not to exceed ten years.
(c) Subject to Section 11 hereof, (i) each Stock Appreciation Right which is identified with any Option grant shall vest and become exercisable by a Participant as and to the extent, including the minimum vesting period provided in Section 6(i), that the related Option with respect to which such Stock Appreciation Right is identified may be exercised; and (ii) each other Stock Appreciation Right shall vest and become exercisable by a Participant, whether during or after employment or following death, retirement or disability, at such time or times as may be designated by the Committee or Board as set forth in the applicable rules, guidelines and practices governing the Plan and/or the Grant Documents executed in connection with such Stock Appreciation Right; provided, however, that the minimum vesting period applicable to any such other Stock Appreciation Right shall be one (1) year from the date of grant.
(d) Subject to Section 11 hereof, Stock Appreciation Rights may be exercised by a Participant by delivery to the Company of written notice of intent to exercise a specific number of Stock Appreciation Rights. Unless otherwise provided in the applicable Grant Documents, the exercise of Stock Appreciation Rights which are identified with Shares of Common Stock subject to an Option shall result in the cancellation or forfeiture of such Option to the extent of the exercise of such Stock Appreciation Right.
(e) The benefit to the Participant for each Stock Appreciation Right exercised shall be equal to (i) the Fair Market Value of a Share of Common Stock on the date of exercise, minus (ii) the Strike Price of such Stock Appreciation Right. Such benefit shall be payable in cash, except that the Committee or Board may provide in the applicable rules, guidelines and practices governing the Plan and/or the Grant Documents that benefits may be paid wholly or partly in Shares of Common Stock. No dividends, dividend equivalents or other similar payments shall be payable in respect of an unvested Stock Appreciation Right.
8.
Restricted Stock Awards.

(a) Issuance. A Restricted Stock Award shall be subject to restrictions imposed by the Committee or the Board during a period of time specified by the Committee or Board (the “Restriction Period”). Restricted Stock Awards may be issued hereunder to Participants for no cash consideration or for such minimum consideration as may be required by applicable law, either alone or in addition to other Awards granted under the Plan. The provisions of Restricted Stock Awards need not be the same with respect to each Participant.
(b) Restricted Stock.
(i) The Company may grant Restricted Stock to those Associates the Committee or the Board may select in their sole discretion. Each Award of Restricted Stock shall have those terms and conditions that are expressly set forth in or are required by the Plan and the Grant Documents as the Committee or the Board may determine in their discretion.
(ii) While any restriction applies to any Participant’s Restricted Stock, (a) the Participant shall receive the proceeds of the Restricted Stock in any stock split, reverse stock split, recapitalization, or other change in the capital structure of the Company, which proceeds shall automatically and without need for any other action become Restricted Stock and be subject to all restrictions then existing as to the Participant’s Restricted Stock; (b) the Participant shall be entitled to vote the Restricted Stock during the Restriction Period; and (c) no dividends, dividend equivalents or other similar payments shall be payable in respect of such Restricted Stock.

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(iii) The Restricted Stock will be delivered to the Participant subject to the understanding that while any restriction applies to the Restricted Stock, the Participant shall not have the right to sell, transfer, assign, convey, pledge, hypothecate, grant any security interest in or mortgage on, or otherwise dispose of or encumber any shares of Restricted Stock or any interest therein. As a result of the retention of rights in the Restricted Stock by the Company, except as required by any applicable law, neither any shares of the Restricted Stock nor any interest therein shall be subject in any manner to any forced or involuntary sale, transfer, conveyance, pledge, hypothecation, encumbrance, or other disposition or to any charge, liability, debt, or obligation of the Participant, whether as the direct or indirect result of any action of the Participant or any action taken in any proceeding, including any proceeding under any bankruptcy or other creditors’ rights law. Any action attempting to effect any transaction of that type shall be void.
(iv) Unless other provisions are specified in the Grant Documents or Plan guidelines which may be adopted by the Committee or the Board from time to time, any Restricted Stock held by the Participant at the time the Participant ceases to be an Associate for any reason shall be forfeited by the Participant to the Company and automatically re-conveyed to the Company.
(v) The Committee or the Board may withhold, in accordance with Section 17(f) hereof, any amounts necessary to collect any withholding taxes upon any taxable event relating to Restricted Stock.
(vi) The making of an Award of Restricted Stock and delivery of any Restricted Stock is subject to compliance by the Company with all applicable Legal Requirements. The Company need not issue or transfer Restricted Stock pursuant to the Plan unless the Company’s legal counsel has approved all legal matters in connection with the delivery of the Restricted Stock.
(vii) The Restricted Stock will be book-entry Shares only unless the Committee or the Board decides to issue certificates to evidence any shares of Restricted Stock. The Company may place stop-transfer instructions with respect to all Restricted Stock on its stock transfer records.
(viii) At the time of grant of Restricted Stock (or at such earlier or later time as the Committee or the Board determines to be appropriate in light of the provisions of Code Section 409A), the Committee or the Board may permit a Participant of an Award of Restricted Stock to defer receipt of his or her Restricted Stock in accordance with rules and procedures established by the Committee or the Board. Alternatively, the Committee or the Board may, in their discretion and at the times provided above, permit an individual who would have been a Participant with respect to an Award of Restricted Stock, to elect instead to receive an equivalent Award of Restricted Stock Units, and the Committee or the Board may permit the Participant to elect to defer receipt of Shares under the Restricted Stock Units in accordance with Section 8(c)(viii).
(ix) The minimum Restriction Period applicable to any Award of Restricted Stock that is not subject to performance conditions restricting the grant size, the transfer of the shares, or the vesting of the award shall be two (2) years from the date of grant; provided, however, that a Restriction Period of less than two (2) years may be approved under the Plan for such Awards with respect to up to a total of 100,000 Shares.
(c) Restricted Stock Units.
(i) The Company may grant Restricted Stock Units to those Associates as the Committee or the Board may select in its sole discretion. Restricted Stock Units represent the right to receive Shares in the future, at such times, and subject to such conditions as the Committee or the Board shall determine. The restrictions imposed shall take into account potential tax treatment under Code Section 409A.
(ii) Until the Restricted Stock Unit is released from restrictions and any Shares subject thereto are delivered to the Participant, the Participant shall not have any beneficial ownership in any Shares subject to the Restricted Stock Unit, nor shall the Participant have the right to sell, transfer, assign, convey, pledge, hypothecate, grant any security interest in or mortgage on, or otherwise dispose of or encumber any Restricted Stock Unit or any interest therein. Except as required by any law, no Restricted Stock Unit nor any interest therein shall be subject in any manner to any forced or involuntary sale, transfer, conveyance, pledge, hypothecation, encumbrance, or other disposition or to any charge, liability, debt, or obligation of the Participant, whether as the direct or indirect result of any action of the Participant or any action taken in any proceeding, including any proceeding under any bankruptcy or other creditors’ rights law. Any action attempting to effect any transaction of that type shall be void.
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(iii) Upon the lapse of the restrictions, the Participant holder of Restricted Stock Units shall, except as noted below, be entitled to receive, as soon as administratively practical, (a) that number of Shares subject to the Award that are no longer subject to restrictions, (b) cash in an amount equal to the Fair Market Value of the number of Shares subject to the Award that are no longer subject to restrictions, or (c) any combination of Shares and cash, as the Committee or the Board shall determine in their sole discretion, or shall have specified at the time the Award was granted.
(iv) Restricted Stock Units and the entitlement to Shares, cash, or any combination thereunder will be forfeited and all rights of a Participant to such Restricted Stock Units and the Shares thereunder will terminate if the applicable restrictions are not satisfied.
(v) A Participant holder of Restricted Stock Units is not entitled to any rights of a holder of the Shares (e.g., voting rights), prior to the receipt of such Shares pursuant to the Plan. No dividends, dividend equivalents or other similar payments shall be payable in respect of an outstanding Restricted Stock Unit.
(vi) The Committee or the Board may withhold, in accordance with Section 17(f) hereof, any amounts necessary to collect any withholding taxes upon any taxable event relating to any Restricted Stock Units.
(vii) The granting of Restricted Stock Units and the delivery of any Shares is subject to compliance by the Company with all applicable Legal Requirements
(viii) t the time of grant of Restricted Stock Units (or at such earlier or later time as the Committee or the Board determines to be appropriate in light of the provisions of Code Section 409A), the Committee or the Board may permit a Participant to elect to defer receipt of the Shares or cash to be delivered upon lapse of the restrictions applicable to the Restricted Stock Units in accordance with rules and procedures that may be established from time to time by the Committee or the Board. Such rules and procedures shall take into account potential tax treatment under Code Section 409A, and may provide for payment in Shares or cash.
(ix) The minimum Restriction Period applicable to any Award of Restricted Stock Units shall be one (1) year from the date of grant, provided, however, that a Restriction Period of less than one (1) year may be approved under the Plan for such Awards with respect to up to a total of 100,000 Shares.
9.
Performance Awards.

(a) Grant. The Company may grant Performance Awards to Associates on any terms and conditions the Committee or the Board deem desirable. Each Award of Performance Awards shall have those terms and conditions that are expressly set forth in, or are required by, the Plan and the Grant Documents.
(b) Performance Goals. The Committee or the Board may set Performance Goals which, depending on the extent to which they are met during a Performance Period, will determine the number of Performance Shares or Performance Units that will be delivered to a Participant at the end of the Performance Period. The Performance Goals may be set at threshold, target, and maximum performance levels, and the number of Performance Share or Performance Units to be delivered may be tied to the degree of attainment of the various performance levels specified under the various Performance Goals during the Performance Period, which may not be less than one year. No payment shall be made with respect to a Performance Award if any specified threshold performance level is not attained.
(c) Beneficial Ownership. A Participant receiving a Performance Award shall not have any beneficial ownership in any Shares subject to such Award until Shares are delivered in satisfaction of the Award, nor shall the Participant have the right to sell, transfer, assign, convey, pledge, hypothecate, grant any security interest in or mortgage on, or otherwise dispose of or encumber any Performance Award or any interest therein. Except as required by any law, neither the Performance Award nor any interest therein shall be subject in any manner to any forced or involuntary sale, transfer, conveyance, pledge, hypothecation, encumbrance, or other disposition or to any charge, liability, debt, or obligation of the Participant, whether as the direct or indirect result of any action of the Participant or any action taken in any proceeding, including any proceeding under any bankruptcy or other creditors’ rights law. Any action attempting to effect any transaction of that type shall be void.
(d) Determination of Achievement of Performance Awards. The Committee or the Board shall, promptly after the date on which the necessary financial, individual or other information for a particular Performance Period becomes available, determine and certify the degree to which each of the Performance Goals have been attained.

Annex C
(e) Payment of Performance Awards. After the applicable Performance Period has ended, a recipient of a Performance Award shall be entitled to payment based on the performance level attained with respect to the Performance Goals applicable to the Performance Award. Performance Awards shall be settled as soon as practicable after the Committee or Board determines and certifies the degree of attainment of Performance Goals for the Performance Period. Subject to the terms and conditions of the Grant Documents, payment to a Participant with respect to a Performance Award may be made (a) in Shares, (b) in cash, or (c) any combination of Shares and cash, as the Committee or the Board may determine at any time in their sole discretion.
(f) Limitation on Rights/Withholding. A recipient of a Performance Award is not entitled to any rights of a holder of the Shares (e.g. voting rights), prior to the receipt of such Shares pursuant to the Plan. No dividends, dividend equivalents or other similar payments shall be payable in respect of an outstanding Performance Award. The Committee or the Board may withhold, in accordance with Section 17(f) hereof, any amounts necessary to collect any withholding taxes upon any taxable event relating to Performance Awards.
10.
Other Stock Unit Awards.

Other Awards of Shares and other Awards that are valued in whole or in part by reference to, or are otherwise based on, Shares or other property (“Other Stock Unit Awards”) may be granted hereunder to Participants, either alone or in addition to other Awards granted under the Plan. Other Stock Unit Awards may be paid in Shares, cash or any other form of property as the Committee or the Board may determine. Subject to the provisions of the Plan, the Committee or the Board shall have sole and complete authority to determine the Associates to whom such Awards shall be made, the times at which such Awards shall be made, the number of Shares to be granted pursuant to such Awards, and all other terms and conditions of such Awards. The provisions of Other Stock Unit Awards need not be the same with respect to each Participant. For any Award or Shares subject to any Award made under this Section 10, the vesting of which is conditioned only on the passage of time, such Restriction Period shall be a minimum of two (2) years for full vesting. Shares (including securities convertible into Shares) subject to Awards granted under this Section 10 may be issued for no cash consideration or for such minimum consideration as may be required by applicable law. No dividends, dividend equivalents or other similar payments shall be payable in respect of an outstanding Other Stock Unit Award.
11.
Change in Control.

Notwithstanding any other provision of the Plan to the contrary, upon the occurrence of a transaction involving the consummation of a reorganization, merger, consolidation or similar transaction involving the Company (other than a reorganization, merger, consolidation or similar transaction in which the Company’s shareholders immediately prior to such transaction own more than 50% of the combined voting power entitled to vote in the election of directors of the surviving corporation), a sale of all or substantially all of its assets, the liquidation or dissolution of the Company, the acquisition of a significant percentage, which shall be no less than beneficial ownership (within the meaning of Rule 13d-3 under the Act) of 20%, of the voting power of the Company, (each a “Change in Control Event”), which shall not include preliminary transaction activities such as receipt of a letter of interest, receipt of a letter of intent or an agreement in principle, each outstanding Award will be treated as the Committee or Board may determine (subject to the provisions of the following paragraph), without a Participant’s consent, including, without limitation, that (A) Awards will be assumed, or substantially equivalent Awards will be substituted, by the acquiring or succeeding corporation (or affiliate thereof), with appropriate adjustments as to the number and kind of shares and prices; (B) upon written or electronic notice to a Participant, that the Participant’s Awards will terminate upon or immediately prior to the consummation of such Change in Control Event; (C) that, to the extent the Committee or Board may determine, in whole or in part prior to or upon consummation of such Change in Control Event, (i) Options and Stock Appreciation Rights may become immediately exercisable; (ii) restrictions and deferral limitations applicable to any Restricted Stock or Restricted Stock Unit Award may become free of all restrictions and limitations and become fully vested and transferable; (iii) all Performance Awards may be considered to be prorated, and any deferral or other restriction may lapse and such Performance Awards may be immediately settled or distributed (provided, for purposes of clarification, that any Performance Award converted into an Award that provides for service-based vesting will be treated in accordance with clause (ii) of this subsection 11(C)); and (iv) the restrictions and deferral limitations and other conditions applicable to any Other Stock Unit Awards or any other Awards granted under the Plan may lapse and such Other Stock Unit Awards or such other Awards may become free of all restrictions, limitations or conditions and become fully vested and transferable to the full extent of the Award not previously forfeited or vested; (D) the termination of an Award in exchange for an amount equal to the excess of the fair market
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value of the Shares subject to the Award immediately prior to the occurrence of such transaction (which shall be no less than the value being paid for such Shares pursuant to such transaction as determined by the Committee or Board) over the Exercise Price or Strike Price, if applicable, of such Award, with such amount payable in cash, in one or more of the kinds of property payable in such transaction, or in a combination thereof, as the Committee or Board in their discretion shall determine, or (E) any combination of the foregoing. In taking any of the actions permitted by this Section 11, the Committee or Board will not be obligated to treat all Awards, all Awards held by a Participant, or all Awards of the same type, similarly. Notwithstanding the definition of Change in Control Event above in this Section 11, to the extent required to avoid the adverse tax consequences under Section 409A of the Code, a Change in Control Event shall be deemed to occur only to the extent it also meets the requirements for a change in control event for purposes of Section 409A of the Code.
In the event that the successor corporation does not assume or substitute for the Award (or portion thereof), (i) Options and Stock Appreciation Rights will vest and become immediately exercisable; (ii) restrictions and deferral limitations applicable to any Restricted Stock or Restricted Stock Unit Award will become free of all restrictions and limitations and become fully vested and transferable; (iii) all Performance Awards will be considered to be prorated, and any deferral or other restriction will lapse and such Performance Awards will be immediately settled or distributed; and (iv) the restrictions and deferral limitations and other conditions applicable to any Other Stock Unit Awards or any other Awards granted under the Plan will lapse and such Other Stock Unit Awards or such other Awards will become free of all restrictions, limitations or conditions and become fully vested and transferable to the full extent of the Award not previously forfeited or vested. In addition, if an Option or Stock Appreciation Right is not assumed or substituted in the event of a Change in Control Event, the Committee or Board will notify the Participant in writing or electronically that the Option or Stock Appreciation Right will be exercisable for a period of time determined by the Committee or Board in its sole discretion, and the Option or Stock Appreciation Right will terminate upon the expiration of such period.
For the purposes of this Section 11, an Award will be considered assumed if, following the Change in Control Event, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the Change in Control Event, the consideration (whether stock, cash, or other securities or property) received in the Change in Control Event by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change in Control Event is not solely common stock of the successor corporation or its parent entity, the Committee or Board may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of an Option or Stock Appreciation Right or upon the payout of any other Award, for each Share subject to such Award, to be solely common stock of the successor corporation or its parent entity equal in fair market value to the per share consideration received by holders of Common Stock in the Change in Control Event.
Notwithstanding anything in this Section 11 to the contrary, an Award that vests, is earned or paid-out upon the satisfaction of one or more Performance Goals will not be considered assumed if the Company or its successor modifies any of such Performance Goals without the Participant’s consent; provided, however, a modification to such Performance Goals only to reflect the successor corporation’s post-Change in Control Event corporate structure will not be deemed to invalidate an otherwise valid Award assumption.
12.
Clawback.

All Awards granted pursuant to this Plan are subject to the Company’s “clawback policy” as may be in effect at the time.
13.
Transferability of Awards.

(a) Incentive Stock Options granted under the Plan shall not be transferred by a Participant, except by will or by the laws of descent and distribution.
(b) Other Awards (subject to the limitations in paragraph (c) below) granted under the Plan may be transferred by a Participant to: (i) the Participant’s family members (whether related by blood, marriage, or adoption and including a former spouse); (ii) trust(s) in which the Participant’s family members have a greater than 50% beneficial interest; (iii) trusts, including but not limited to charitable remainder trusts, or similar vehicles established for estate planning and/or charitable giving purposes; and (iv) family partnerships and/or family

Annex C
limited liability companies which are controlled by the Participant or the Participant’s family members, such transfers being permitted to occur by gift or pursuant to a domestic relation order, or, only in the case of transfers to the entities described in clauses (i), (ii) and (iii) immediately above, for value. The Committee or Board, or their authorized designees may, in their sole discretion, permit transfers of Awards to other persons or entities upon the request of a Participant; provided, however, that such Awards may not be transferred to a third party financial institution for value, including as collateral. Subsequent transfers of previously transferred Awards may only be made to one of the permitted transferees named above, unless the subsequent transfer has been approved by the Committee or the Board, or their authorized designee(s). Otherwise, such transferred Awards may be transferred only by will or the laws of descent and distribution.
(c) Notwithstanding the foregoing, if at the time any Option is transferred as permitted under this Section 13, a corresponding Stock Appreciation Right has been identified as being granted in tandem with such Option, then the transfer of such Option shall also constitute a transfer of the corresponding Stock Appreciation Right, and such Stock Appreciation Right shall not be transferable other than as part of the transfer of the Option to which it relates.
(d) Concurrently with any transfer, the transferor shall give written notice to the Plan’s then-current Plan administrator of the name and address of the transferee, the number of Shares being transferred, the Date of Grant of the Awards being transferred, and such other information as may reasonably be required by the administrator. Following a transfer, any such Awards shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer. The provisions of the Plan and applicable Grant Documents shall continue to be applied with respect to the original Participant, and such Awards shall be exercisable by the transferee only to the extent that they could have been exercised by the Participant under the terms of the original Grant Documents. The Company disclaims any obligation to provide notice to a transferee of any termination or expiration of a transferred Award.
14.
Code Section 162(m) Provisions and Award Limitations.

(a) Notwithstanding any other provision of the Plan, (i) to the extent Awards to salaried employees (each an “eligible employee” for purposes of Code Section 162(m) and the Treasury Regulations thereunder with regard to shareholder approval of the material terms of the Performance Goals) are intended to be Qualified Performance-Based Awards; or (ii) if the Committee determines at the time any Award is granted to a salaried employee who is, or who may be as of the end of the tax year in which the Company would claim a tax deduction in connection with such Award, a Covered Associate, then the Committee may provide that this Section 14 is applicable to such Award.
(b) If an Award is subject to this Section 14, then the lapsing of restrictions thereon and the distribution of cash, Shares or other property pursuant thereto, as applicable, shall be subject to the achievement or attainment of one or more objective Performance Goals as determined by the Committee, using one or more Performance Measures also as determined by the Committee. Such Performance Goals shall be established by the Committee no later than 90 days after the beginning of the Performance Period to which the Performance Goals pertain and while the attainment of the Performance Goals is substantially uncertain, and in any event no later than the date on which 25% of the Performance Period has elapsed.
(c) Notwithstanding any provision of this Plan (other than Section 11 or 15), with respect to any Award that is subject to this Section 14, the Committee may adjust downwards, but not upwards, the amount payable pursuant to such Award, and the Committee may not waive the achievement of the applicable Performance Goals except in the case of the death or disability of the Participant.
(d) The Committee shall have the power to impose such other restrictions on Awards subject to this Section 14 as it may deem necessary or appropriate to ensure that such Awards satisfy all requirements for “performance-based compensation” within the meaning of Section 162(m)(4)(C) of the Code, or any successor provision thereto. Whenever the Committee determines that it is advisable to grant or pay Awards that do not qualify as Qualified Performance-Based Awards, the Committee may make grants or payments without satisfying the requirements of Code Section 162(m).
(e) Notwithstanding any provision of this Plan other than Section 16, commencing with calendar year 2005, (i) no Participant may be granted in any twelve (12) month period an aggregate amount of Options and/or Stock Appreciation Rights with respect to more than 400,000 Shares, and (ii) no Participant may be granted in any
LiveRamp Holdings, Inc. Notice of 2026 Special Meeting and Proxy Statement   C-13

twelve (12) month period an aggregate amount of Restricted Stock Awards, Restricted Stock Unit Awards, Performance Awards or Other Stock Unit Awards, with respect to more than 400,000 Shares (or cash amounts based on the value of more than 400,000 Shares).
(f) Notwithstanding any provision of this Plan other than Section 16, commencing with calendar year 2015, no non-employee director of the Company may be granted in any twelve (12) month period an aggregate amount of equity having a value of more than $400,000 on the date of grant, under this Plan or any other equity compensation plan sponsored by the Company.
15.
Alteration, Termination, Discontinuance, Suspension, and Amendment.

(a) The Committee or the Board may amend, alter, suspend, discontinue or terminate the Plan or any portion thereof at any time; provided that no such amendment, alteration, suspension, discontinuation or termination shall be made without (i) shareholder approval if such approval is necessary to qualify for or comply with any tax or regulatory requirement for which or with which the Committee or Board deems it necessary or desirable to qualify or comply; or (ii) the consent of the affected Participant, if such action would impair the rights of such Participant under any outstanding Award. Notwithstanding anything to the contrary herein, the Committee or the Board may make technical amendments to the Plan as may be necessary so as to have the Plan conform to any Legal Requirements in any jurisdiction within or outside the United States, so long as shareholder approval of such technical amendments is not required.
(b) The Committee or Board may amend the terms of any outstanding Award, prospectively or retroactively, except to the extent that such action would cause an Award subject to Section 14 not to qualify for the exemption from the limitation on deductibility imposed by Section 162(m)(4)(c) of the Code, and except that no such amendment shall impair the rights of any Participant without his or her consent. Subject to the requirements of paragraph (c) below, the Committee or Board may, without the consent of the Participant, amend any Grant Documents evidencing an Option or Stock Appreciation Right granted under the Plan, or otherwise take action, to accelerate the time or times at which an Option or Stock Appreciation Right may be exercised; to waive any other condition or restriction applicable to an Award or to the exercise of an Option or Stock Appreciation Right; to amend the definition of a change in control of the Company (if such a definition is contained in such Grant Documents) to expand the events that would result in a change in control and to add a change in control provision to such Grant Documents (if such provision is not contained in such Grant Documents); and may amend any such Grant Documents in any other respect with the consent of the Participant.
(c) If an amendment would (i) materially increase the benefits to participants under the Plan, (ii) increase the aggregate number of Shares that may be issued under the Plan, or (iii) materially modify the requirements for participation in the Plan by materially increasing the class or number of persons eligible to participate in the Plan, then such amendment shall be subject to shareholder approval.
(d) If required by any Legal Requirement, any amendment to the Plan or any Award will also be submitted to and approved by the requisite vote of the shareholders of the Company. If any Legal Requirement requires the Plan to be amended, or in the event any Legal Requirement is amended or supplemented (e.g., by addition of alternative rules) to permit the Company to remove or lessen any restrictions on or with respect to an Award, the Board and the Committee each reserve the right to amend the Plan or any Grant Documents evidencing an Award to the extent of any such requirement, amendment or supplement, and all Awards then outstanding will be subject to such amendment.
(e) Notwithstanding any provision of the Plan to the contrary, the Committee or the Board may not, without prior approval of the shareholders of the Company, reprice any outstanding Option and/or Stock Appreciation Rights by either lowering the Exercise Price thereof or canceling such outstanding Option and/or Stock Appreciation Rights in consideration of a grant having a lower Exercise Price or in exchange for awards or cash considerations. This paragraph 15(e) is intended to prohibit the repricing of  “underwater” Options without prior shareholder approval and shall not be construed to prohibit the adjustments provided for in Section 16 hereof.
(f) The Plan may be terminated at any time by action of the Board. The termination of the Plan will not adversely affect the terms of any outstanding Award.
16.
Adjustment of Shares; Effect of Certain Transactions.

Notwithstanding any other provision of the Plan to the contrary, in the event of any change affecting the Shares subject to the Plan or any Award (through merger, consolidation, reorganization, recapitalization, dividend or other

Annex C
distribution (whether in the form of cash, Shares, other securities or other property), stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, issuance of rights to subscribe, or other change in capital structure of the Company), appropriate adjustments or substitutions shall be made by the Committee or the Board as to the (i) Total Shares subject to the Plan, (ii) maximum number of Shares for which Awards may be granted to any one Associate, (iii) number of Shares and price per Share subject to outstanding Awards, and (iv) class of shares of stock that may be delivered under the Plan and/or each outstanding Award, as shall be equitable to prevent dilution or enlargement of rights under previously granted Awards. The determination of the Committee or Board as to these matters shall be conclusive; provided, however, that (i) any such adjustment with respect to an Incentive Stock Option and any related Stock Appreciation Right shall comply with the rules of Section 424(a) of the Code; and (ii) in no event shall any adjustment be made which would disqualify any Incentive Stock Option granted hereunder as an Incentive Stock Option for purposes of Section 422 of the Code.
17.
General Provisions.

(a) No Associate or Participant shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Associates or Participants under the Plan.
(b) Except to the extent that such action would cause an Award subject to Section 14 not to qualify for the exemption from the limitation on deductibility imposed by Section 162(m)(4)(c) of the Code, the Committee or Board shall be authorized to make adjustments in performance award criteria or in the terms and conditions of other Awards in recognition of unusual or nonrecurring events affecting the Company or its financial statements or changes in applicable laws, regulations or accounting principles. The Committee or Board may correct any defect, supply any omission, or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry it into effect. In the event the Company shall assume outstanding employee benefit awards or the right or obligation to make future such awards in connection with the acquisition of or combination with another corporation or business entity, the Committee or Board may, in their discretion, make such adjustments in the terms of Awards under the Plan as it shall deem appropriate.
(c) All certificates for Shares delivered under the Plan pursuant to any Award shall be subject to such stock transfer orders and other restrictions as the Committee or Board may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Shares are then listed, and any applicable state or Federal securities law, and the Committee or Board may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.
(d) No Award granted hereunder shall be construed as an offer to sell securities of the Company, and no such offer shall be outstanding, unless and until the Committee or the Board in their sole discretion has determined that any such offer, if made, would be in compliance with all applicable requirements of the U.S. Federal securities laws and any other Legal Requirements to which such offer, if made, would be subject.
(e) The Committee or the Board shall be authorized to establish procedures pursuant to which the payment of any Award may be deferred.
(f) The Company shall be authorized to withhold from any Award granted or payment due under the Plan the amount of withholding taxes due in respect of an Award or payment hereunder and to take such other action as may be necessary in the opinion of the Plan administrator to satisfy all obligations for the payment of such taxes, not to exceed the statutory minimum withholding obligation. The Committee or Board shall be authorized to establish procedures for election by Participants to satisfy such obligations for the payment of such taxes (i) by delivery of or transfer of Shares to the Company, (ii) with the consent of the Committee or the Board, by directing the Company to retain Shares otherwise deliverable in connection with the Award, (iii) by payment in cash of the amount to be withheld, or (iv) by withholding from any cash compensation otherwise due to the Participant.
(g) Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if required, and such arrangements may be either generally applicable or applicable only in specific cases.
(h) The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the state of Delaware and applicable Federal law.
(i) If any provision of this Plan is or becomes or is deemed invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any Award under any law deemed applicable by the Committee or the Board, such
LiveRamp Holdings, Inc. Notice of 2026 Special Meeting and Proxy Statement   C-15

provision shall be construed or deemed amended to conform to applicable law, or if it cannot be construed or deemed amended without, in the determination of the Committee or the Board, materially altering the intent of the Plan, it shall be stricken, and the remainder of the Plan shall remain in full force and effect.
(j) Awards may be granted to Participants who are foreign nationals or employed outside the United States, or both, on such terms and conditions different from those applicable to Awards to Employees employed in the United States as may, in the judgment of the Committee or the Board, be necessary or desirable in order to recognize differences in local law or tax policy. The Committee or Board also may impose conditions on the exercise or vesting of Awards in order to minimize the Company’s obligations with respect to tax equalization for Associates on assignments outside their home country.
(k) No Award shall be granted or exercised if the grant of the Award or the exercise and the issuance of shares or other consideration pursuant thereto would be contrary to the Legal Requirements of any duly constituted authority having jurisdiction.
(l) The Plan will not confer upon any Participant any right with respect to continuance of employment or other service with the Company or any Subsidiary or Affiliated Company, nor will it interfere in any way with any right the Company or any Subsidiary or Affiliated Company would otherwise have to terminate a Participant’s employment or other service at any time.
(m) Notwithstanding any provision of the Plan to the contrary, in the event of a Participant’s retirement from the Company or any Subsidiary or Affiliated Company on or after age 65 with at least five (5) years of service as an Associate, the Participant’s Awards shall continue to vest in accordance with the schedule set forth in the applicable Grant Documents excluding any inconsistent provisions relating to the effect upon the Award of the Participant’s cessation of employment.
(n) Employees and directors of the Company and its Subsidiaries who are based in the United Kingdom may be granted Awards pursuant to the terms of the UK Addendum. Grants made pursuant to the UK Addendum shall be subject to the terms and conditions of the Plan, unless otherwise provided in the UK Addendum.

Annex C
Schedule A
UK Addendum
1.
Purpose and eligibility

The purpose of this addendum to the Plan (the “UK Addendum”) is to enable the Board to grant Awards to certain employees and directors of LiveRamp Holdings, Inc. (the “Company”) and its Subsidiaries who are based in the United Kingdom. Awards (which will be unapproved for UK tax purposes) may only be granted under the UK Addendum to employees and directors of the Company and its Subsidiaries. Awards granted pursuant to the UK Addendum are granted pursuant to an “employees’ share scheme” for the purposes of the Financial Services and Markets Act 2000.
2.
Definitions

Definitions are as contained in Section 2 of the Plan, with the following additions, amendments or substitutions:
(a)
The definition of “Associate” shall be deleted and the word “Employee” shall be substituted therefor throughout the Plan.

(b)
“Control” (for the purposes of the definition of “Subsidiary”, below) has the meaning contained in section 995 Income Tax Act 2007.

(c)
“Employee” shall mean any employee or director of the Company or its Subsidiaries.

(d)
“HMRC” means the UK HM Revenue & Customs.

(e)
“ITEPA” means the Income Tax (Earnings and Pensions) Act 2003.

(f)
“PAYE” means the UK Pay-As-You-Earn income tax withholding system governed by the Income Tax (PAYE) Regulations 2003.

(g)
“Service” means service as an Employee, subject to such further limitations as may be set forth in the applicable Stock Option Agreement or Restricted Share Agreement. Service shall be deemed to continue during a bona fide leave of absence approved by the Company in writing if and to the extent that continued crediting of Service for purposes of the Plan is expressly required by the terms of such leave or by applicable law, as determined by the Company. The Company determines which leaves count toward Service, and when Service terminates for all purposes under the Plan.

(h)
The definition of “Subsidiary” shall be restated in its entirety as follows: “Subsidiary” shall mean a company (wherever incorporated) which for the time being is under the Control of the Company.

3.
Terms

Awards granted pursuant to the UK Addendum shall be governed by the terms of the Plan, subject to any such amendments set out below and as are necessary to give effect to Section 1 of the UK Addendum, and by the terms of the individual Award Agreement entered into between the Company and the Participant.
4.
Participation

For the purpose of granting awards pursuant to the Plan to UK Employees only, the Plan shall be amended by the substitution of the word “Employee” for the word “Associate” throughout.
5.
Non-transferability of Awards

An Award granted pursuant to the UK Addendum may not be transferred other than by the laws of intestacy on death of the Participant.
LiveRamp Holdings, Inc. Notice of 2026 Special Meeting and Proxy Statement   C-17

6.
Withholding obligations

6.1.
The Participant shall be accountable for any income tax and, subject to the following provisions, national insurance liability which is chargeable on any assessable income deriving from the exercise of, or other dealing in, the Award. In respect of such assessable income the Participant shall indemnify the Company and (at the direction of the Company) any Subsidiary which is or may be treated as the employer of the Participant in respect of the following (together, the “Tax Liabilities”):

(a)
any income tax liability which falls to be paid to HMRC by the Company (or the relevant employing Subsidiary) under the PAYE system as it applies to income tax under ITEPA and the PAYE regulations referred to in it; and

(b)
any national insurance liability which falls to be paid to HMRC by the Company (or the relevant employing Subsidiary) under the PAYE system as it applies for national insurance purposes under the Social Security Contributions and Benefits Act 1992 and regulations referred to in it, such national insurance liability being the aggregate of:

(i)
all the Employee’s primary Class 1 national insurance contributions; and

(ii)
all the employer’s secondary Class 1 national insurance contributions.

6.2.
Pursuant to the indemnity referred to in clause 6.1, the Participant shall make such arrangements as the Company requires to meet the cost of the Tax Liabilities, including at the direction of the Company any of the following:

(a)
making a cash payment of an appropriate amount to the relevant company whether by cheque, banker’s draft or deduction from salary in time to enable the company to remit such amount to HMRC before the 14th day following the end of the month in which the event giving rise to the Tax Liabilities occurred; or

(b)
appointing the Company as agent and/or attorney for the sale of sufficient Shares acquired pursuant to the exercise of, or other dealing in, the Award to cover the Tax Liabilities and authorizing the payment to the relevant company of the appropriate amount (including all reasonable fees, commissions and expenses incurred by the relevant company in relation to such sale) out of the net proceeds of sale of the Shares;

(c)
entering into an election whereby the employer’s liability for secondary Class 1 national insurance contributions is transferred to the Participant on terms set out in the election and approved by HMRC.

7.
Section 431 Election

Where the Shares to be acquired on the exercise of, or other dealing in, the Award are considered to be “restricted securities” for the purposes of the UK tax legislation (such determination to be at the sole discretion of the Company), it is a condition of exercise or acquisition of the Shares that the Participant if so directed by the Company enter into a joint election with the Company or, if different, the relevant Subsidiary employing the Participant pursuant to section 431 ITEPA electing that the market value of the Shares to be acquired on the exercise of, or other dealing in, the Award be calculated as if the Shares were not “restricted securities”.
Adopted by the Compensation Committee on
February 14, 2012

Annex D
PRELIMINARY PROXY CARD
LIVERAMP HOLDINGS, INC. 225 BUSH STREET, 17TH FLOOR SAN FRANCISCO, CA 94104 SCAN TO VIEW MATERIALS & VOTEVOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information up until 8:59 p.m. Pacific Time the day before the cut-off date* or meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/RAMP2026You may attend the Meeting via the Internet and vote during the Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch- tone telephone to transmit your voting instructions up until 8:59 p.m. Pacific Time the day before the cut-off date* or meeting date. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.*Voting instructions submitted by participants in the LiveRamp Holdings, Inc. Retirement Savings Plan must be received by Newport no later than 8:59 p.m. Pacific Time on [•], 2026. Plan participants will not be permitted to vote during the Meeting. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:T01602-P55083KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.DETACH AND RETURN THIS PORTION ONLYLIVERAMP HOLDINGS, INC. The Board of Directors recommends a vote FOR Proposals 1, 2, 3, 4, 5, 6 and 71.The Adoption of the Merger Agreement. 2.Approval of the proposal to adjourn the Special Meeting, and any adjourned session of the Special Meeting, if necessary or appropriate to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement. 3.Election of Directors Nominees: 3a. Timothy R. Cadogan 3b. Vivian Chow 3c. Scott E. Howe 4.Approval of an increase in the number of shares available for issuance under the Company's Amended and Restated 2005 Equity Compensation Plan. For Against Abstain! ! !! ! !For Against Abstain! ! !! ! !! ! !! ! ! 5.Advisory (non-binding) vote to approve the compensation of the Company’s named executive officers. 6.Ratification of KPMG LLP as the Company’s independent registered public accountant for Fiscal Year 2027. 7.Advisory (non-binding) vote on merger-related compensation of the Company’s named executive officers. NOTE: In their discretion, the proxies are authorized to consider and vote upon such other business that may come before the meeting or any postponement or adjournment thereof. For Against Abstain! ! !! ! !! ! ! NOTE: Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.Signature [PLEASE SIGN WITHIN BOX]DateSignature (Joint Owners)Date
LiveRamp Holdings, Inc. Notice of 2026 Special Meeting and Proxy Statement   D-1

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.T01603-P55083ProxyLIVERAMP HOLDINGS, INC.ProxyThis proxy is solicited by the Board of Directorsfor the Special Meeting of Stockholdersto be held on [•], 2026The undersigned hereby appoints Jerry C. Jones and Lauren R. Dillard as proxies, or either of them, with the power to appoint their substitutes, and hereby authorizes them to represent and vote, as designated on the reverse side, all of the shares of common stock of LiveRamp Holdings, Inc. held of record by the undersigned on [•], 2026, at the Special Meeting of Stockholders to be held via the Internet at www.virtualshareholdermeeting.com/RAMP2026 at [•] Pacific Time on [•], 2026, or any postponement or adjournment thereof. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREINBY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2, 3, 4, 5, 6 AND 7.If the undersigned is a participant in the LiveRamp
Holdings, Inc. Retirement Savings Plan ("the Plan") with balances in the LiveRamp Stock Fund, the undersigned hereby instructs Newport Trust Company, as named fiduciary and investment manager for the LiveRamp Stock Fund under the Plan, to vote all shares of LiveRamp common stock credited to the Plan account of the undersigned at the Special Meeting of Stockholders to be held on [•], 2026, or any postponements or adjournments thereof. The shares credited to the Plan account of the undersigned will be voted in the manner directed herein. THIS VOTING INSTRUCTIONCARD MUST BE PROPERLY COMPLETED, SIGNED, DATED AND RECEIVED NO LATER THAN 8:59 P.M. PACIFIC TIME ON [•], 2026. IF YOUR VOTING INSTRUCTIONS ARE NOT TIMELY RECEIVED, NEWPORT TRUST COMPANY WILL VOTE THESE SHARES IN ITS OWN DISCRETION.Please mark, sign, date and return the proxy card promptly using the enclosed envelope.SEE REVERSE SIDE

D-2